UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

(This Form N-CSR relates solely to the Registrant’s 46 portfolios listed in Appendix A)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2019

Date of reporting period:	12/31/2019

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AQR Emerging Markets Equity Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST AQR Emerging Markets Equity Portfolio	A2
	AST Cohen & Steers Realty Portfolio	A22
	AST Goldman Sachs Small-Cap Value Portfolio	A25
	AST Hotchkis & Wiley Large-Cap Value Portfolio	A32
	AST International Growth Portfolio	A36
	AST International Value Portfolio	A42
	AST J.P. Morgan International Equity Portfolio	A50
	AST Jennison Large-Cap Growth Portfolio	A54
	AST Loomis Sayles Large-Cap Growth Portfolio	A58
	AST MFS Global Equity Portfolio	A62
	AST MFS Growth Portfolio	A67
	AST MFS Large-Cap Value Portfolio	A72
	AST Mid-Cap Growth Portfolio	A77
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A83
	AST Parametric Emerging Markets Equity Portfolio	A90
	AST QMA Large-Cap Portfolio	A111
	AST Small-Cap Growth Portfolio	A119
	AST Small-Cap Growth Opportunities Portfolio	A125
	AST Small-Cap Value Portfolio	A132
	AST T. Rowe Price Large-Cap Growth Portfolio	A142
	AST T. Rowe Price Large-Cap Value Portfolio	A146
	AST T. Rowe Price Natural Resources Portfolio	A151
	AST Templeton Global Bond Portfolio	A156
	AST WEDGE Capital Mid-Cap Value Portfolio	A166
	AST Wellington Management Hedged Equity Portfolio	A170

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST AQR Emerging Markets Equity Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	17.81%	4.29%	3.00%
MSCI Emerging Markets Index (GD)	18.90	6.01	3.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST AQR Emerging Markets Equity Portfolio returned 17.81%. The Portfolio underperformed the MSCI Emerging Markets Index (GD).

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

Concerns around US-China trade talks, coupled with worries of a global growth slowdown, were key drivers in the performance of emerging markets equities over the course of 2019.

Emerging markets stocks were mostly higher in the first quarter despite the trade war concerns. Chinese equities got a boost after tariffs from the US slated to go into effect on March 1 were delayed to allow additional time for trade negotiations. Korean and Taiwanese equities also outperformed in the first quarter, aided by strong performance from semiconductor companies.

Tensions in emerging equity markets intensified over the second quarter of 2019, as US-China trade talks broke down suddenly in early May. The US added to trade-related uncertainty later that month by threatening to escalate tariffs on Mexican imports unless Mexico took significant steps to curtail illegal border crossings. On the other hand, a more dovish monetary policy outlook from the Federal Reserve (the Fed) in the quarter provided support to emerging market currencies (outside of East Asia), with gains in the Mexican peso, Brazilian real, South African rand, and others.

Emerging equity markets were mostly mixed in the third quarter, weighed down by continued growth and trade war concerns. In China, Chinese H-Shares (i.e., stocks of Chinese companies that trade on the Hong Kong Stock Exchange) sold off on a weaker-than-expected manufacturing survey, industrial production, and retail sales data. Depreciation of the yuan, however, offset some of the impact of domestic growth concerns. Sentiment around trade improved again in September, as the US announced delays in the implementation of tariff increases and China reduced agricultural tariffs and conducted meaningful purchases of US grains for the first time in months.

Downside risks to the Chinese economic outlook moderated over the course of the fourth quarter. The trade dispute with the US de-escalated at the margin, although progress was bumpy at times. Late in the quarter, the two countries agreed to a “Phase 1” deal rolling back some existing US tariffs and holding off on new tariffs in exchange for increased Chinese purchases of US agricultural products. Both Korean and Taiwanese equities outperformed alongside Chinese equities, boosted by strong technology company earnings and performance.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investment views are generated using a multifactor approach based on the combination of valuation, momentum, quality, and sentiment. The overall strategy’s active risk is allocated 50% to stock selection (the majority of which is allocated to stock selection within industries), 25% to country selection, and 25% to currency selection.

The Portfolio invests through quantitative programs (models) to achieve returns. The Portfolio’s outperformance (net) relative to the MSCI Emerging Markets Index for the year was driven primarily by the currency selection model (+2.5%), although the country selection model (+0.4%) also contributed. Stock selection detracted (-2.2%) from excess returns. Performance in currency selection was driven by underweight positions in the South Korean won and Chilean peso. In the country selection model, an overweight to China and an underweight to India drove positive performance. Stock selection within sectors and sector selection

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

1

AST AQR Emerging Markets Equity Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

both detracted from performance. Stock selection in financials was the Portfolio’s largest detractor. Stock selection within health care contributed, but not enough to offset losses from picks in other sectors. Among sector allocations, an underweight to consumer discretionary hurt most. From an investment theme perspective, the valuation theme drove losses, while the remaining themes (momentum, quality, and sentiment) detracted to a lesser degree. The valuation theme evaluates a stock’s fundamental value versus its market price with the belief that relatively cheap stocks will outperform relatively expensive ones.

Performance of the AST AQR Emerging Markets Equity Portfolio is partially captured through the use of currency forwards. The currency selection model (+2.5%) contributed to performance for the period.

Presentation of Portfolio Holdings — unaudited

AST AQR Emerging Markets Equity (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Tencent Holdings Ltd.	Interactive Media & Services	China	5.7%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	5.5%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	5.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	3.4%
China Mobile Ltd.	Wireless Telecommunication Services	China	1.9%
SK Hynix, Inc.	Semiconductors & Semiconductor Equipment	South Korea	1.9%
China Construction Bank Corp. (Class H Stock)	Banks	China	1.4%
Malayan Banking Bhd	Banks	Malaysia	1.0%
Banco do Brasil SA	Banks	Brazil	0.9%
JBS SA	Food Products	United States	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

AST Cohen & Steers Realty Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	31.22%	7.85%	12.04%
Wilshire US REIT Total Return Index	25.71	6.86	11.94
FTSE NAREIT All Equity REITs Index	28.66	8.43	12.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Cohen & Steers Realty Portfolio returned 31.22%. The Portfolio outperformed both the Wilshire US REIT Total Return Index and the FTSE NARIET All Equity REITs Index.

The investment objective of the Portfolio is to seek to maximize total return through investment in real estate securities.

What were the market conditions during the reporting period?

In 2019 (the reporting period), US real estate stocks enjoyed their best year in more than a decade in a market that was favorable for equities broadly. A buoyant economy — with job creation rising for 111 consecutive months — resulted in healthy demand for a wide range of property types. This coincided with peaking supply in many sectors. Companies also benefited from easy access to capital at historically low rates, providing a strong environment for cash flow growth.

Residential-related housing sectors, such as manufactured homes and single-family homes, were among the best performers during the year. The sectors were buoyed by a strong job market, a lack of new supply, worsening home affordability, and positive demographic trends. Tech-related real estate investment trusts (REITs) also shined amid powerful secular trends. Data centers and cell towers continued to benefit from rapid data growth in e-commerce and capital spending on fifth-generation, or 5G, wireless infrastructure.

Industrial landlords also enjoyed strong returns, stemming from the massive need for logistics capabilities. Companies benefited from favorable industry fundamentals as supply struggled to keep pace with demand. Also fueling the rally was merger and acquisition activity, often at very rich valuations. Although industrial fundamentals remain healthy, Cohen & Steers believes relative valuations for this sector are particularly stretched.

Despite a robust absolute gain, health care REITs were relative laggards during the year, as rates moved higher in the fourth quarter. Regional malls were the only sector to experience a negative absolute return in 2019, as escalating retail store closures and online sales underscored continued challenges for retail landlords.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio had a positive total return for the year and outperformed its benchmark index. Factors that helped the Portfolio’s relative performance included stock selection in the health care sector, which benefited from the decline in long-term interest rates. The Portfolio benefited from the timing of its allocations in Ventas Inc., which underperformed as the company reported disappointing earnings and lowered guidance. An overweight in Sabra Health Care REIT Inc. was also beneficial. It outperformed after experiencing rising internal growth.

An underweight allocation in regional malls aided relative performance. Stock selection in data centers also helped, due mainly to an overweighting in Equinix Inc., which outpaced a strong-performing sector. Security selection in diversified REITs further helped. An overweighting in VEREIT Inc. was buoyed by the resolution of corporate litigation that removed an overhang on the stock and allowed VEREIT to improve its balance sheet.

Stock selection in regional malls detracted from relative performance, due to overweight positions in The Macerich Co. and Taubman Centers Inc., which are leading Class A mall companies. While Macerich and Taubman were dragged down by negative investor sentiment for malls in general, Cohen & Steers believes the companies have the capital and skill to renovate their properties to attract new tenants. These negatives were partially offset by a meaningful underweighting in Simon Property Group Inc., as its shares fell sharply during the year.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

3

AST Cohen & Steers Realty Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Security selection in apartments further detracted from relative performance, due mostly to an overweight in UDR Inc., a regionally diversified apartment landlord that advanced but underperformed. While the company’s fundamentals remained intact, its shares underperformed in part due to a subdued outlook from management and negative new lease spreads when some of its tenants moved out. An underweighting and stock selection in the industrial sector also hindered performance. Cohen & Steers believes the sector’s healthy fundamentals are more than reflected in share prices.

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Realty (As of 12/31/2019)
Ten Largest Holdings	REIT Sectors	(% of Net Assets	)
American Tower Corp.	Specialized REITs	9.0%
Equinix, Inc.	Specialized REITs	6.6%
UDR, Inc.	Residential REITs	5.7%
Welltower, Inc.	Health Care REITs	5.0%
Essex Property Trust, Inc.	Residential REITs	4.3%
SBA Communications Corp.	Specialized REITs	3.7%
Public Storage	Specialized REITs	3.5%
Duke Realty Corp.	Industrial REITs	3.4%
Prologis, Inc.	Industrial REITs	3.4%
VICI Properties, Inc.	Specialized REITs	3.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

4

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	22.64%	6.79%	11.87%
Russell 2000® Value Index	22.39	6.99	10.56
Russell 2000® Index	25.52	8.23	11.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Goldman Sachs Small-Cap Value Portfolio returned 22.64%. The Portfolio outperformed the Russell 2000 Value Index and underperformed the Russell 2000 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

The US equity market delivered one of its strongest years of performance in 2019, with the S&P 500 Index returning over 30% and the Russell 2000 Index, a proxy for small market capitalization stocks, returning slightly over 25%. The US equity market rallied at the start of the year, almost completely recovering from a sell-off at the end of 2018. After four gradual rate hikes in 2018, the Federal Reserve (the Fed) cut rates three times in 2019 to keep the economic expansion intact amid trade uncertainties. The trade war between the US and China continued to pressure macroeconomic indicators throughout the first half of the year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness.

In the fourth quarter, stock returns accelerated with an uptick of US manufacturing- and service-sector business surveys, as well as a consistently strong labor market supported by strong nonfarm-payroll numbers in November. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalances, and muted trade war concerns fended off imminent recession risk. The best-performing sectors over the year were information technology, communication services, and financials, while the worst-performing sectors were energy, health care, and materials.

What strategies or holdings affected the Portfolio’s performance?

During 2019, the Portfolio outperformed the Russell 2000 Value Index (gross returns). For the year, stock selection in the consumer discretionary sector contributed to returns, while investments in real estate detracted.

Lattice Semiconductor Corp. (not held in the Portfolio at the end of the reporting period), a semiconductor company that produces programmable logic devices used in the circuits of mobile phones, other telecommunications devices, and Internet-of-Things (IoT), was a top contributor for the year. At the end of 2018, the company named Jim Anderson, a former vice president who turned around operations at chipmaker Advanced Micro Devices Inc., as the new president and chief executive officer. Under his tenure, Anderson has driven revenue growth and executed on company expectations, as evidenced in the company’s 2019 earnings reports. Due to the stock’s significant appreciation in 2019, Goldman Sachs sold the position in the summer.

CommVault Systems Inc. (0.2% of the Portfolio at the end of the period), a data-software company that provides the US government with data-protection services, was a top detractor from Portfolio returns for the year. A majority of the stock’s underperformance can be explained by the market’s reaction to mixed earnings reports. The first occurrence was in late April, when the stock dropped following the release of fourth-quarter earnings of fiscal year 2019. The company experienced large deal weakness and challenged channel execution in the quarter. Subsequently, management revised forward guidance downward, expecting improvement in the back half of fiscal 2020. However, the stock was off to a rocky start when it missed fiscal first-quarter earnings expectations at the end of July. Despite some of the near-term issues, Goldman Sachs believes that a new chief executive officer and chief revenue officer, both appointed in 2019, can correct mid-market execution issues and simplify the sales organization to better monetize CommVault’s products. In Goldman Sachs’ view, the stock is under-earning its potential with a sizeable market opportunity given the growing demand for cloud data.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

5

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Goldman Sachs Small-Cap Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
iShares Russell 2000 Value ETF	Exchange-Traded Fund	1.5%
Portland General Electric Co.	Electric Utilities	1.2%
Marriott Vacations Worldwide Corp.	Hotels, Restaurants & Leisure	1.2%
SkyWest, Inc.	Airlines	1.0%
Rexnord Corp.	Machinery	1.0%
Glacier Bancorp, Inc.	Banks	1.0%
Lumentum Holdings, Inc.	Communications Equipment	1.0%
KBR, Inc.	IT Services	0.9%
Healthcare Realty Trust, Inc.	Equity Real Estate Investment Trusts (REITs)	0.9%
STAG Industrial, Inc.	Equity Real Estate Investment Trusts (REITs)	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

6

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	29.52%	7.93%	11.43%
Russell 1000® Value Index	26.54	8.29	11.80
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Hotchkis & Wiley Large-Cap Value Portfolio returned 29.52%. The Portfolio outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.

What were the market conditions during the reporting period?

For much of 2019, the US engaged in a trade war with China, its largest global trading partner. Near the end of the year, the House of Representatives impeached President Donald Trump, marking the third impeachment in the nation’s history. US equity markets shrugged off the tumultuous political environment, and the S&P 500 Index returned an impressive 31.46% for the year. The index has fared better in only 16 calendar years since 1926. The economy was supportive, with real gross domestic product modestly positive, inflation range-bound around 2%, and unemployment at a 50-year low.

What strategies or holdings affected the Portfolio’s performance?

The dovish interest rate environment and additional bond buying plans by the Federal Reserve led to strong performance in risk assets in 2019, particularly in cyclical sectors, where companies experienced significant expansion of their share price multiples. Much of that multiple expansion took place in growth-oriented sectors, with information technology leading the way. Conversely, energy lagged the broader market for the third year in a row. The subadvisor continued to see valuation disparities between growth and value indices widen in 2019, with the Russell 1000 Value Index trading at 15.4x normal earnings at the end of the period compared to 26.6x for the Russell 1000 Growth Index. By comparison, the Portfolio trades at 9.0x normal earnings. The considerable valuation advantage, combined with good underlying businesses and healthy balance sheets, leaves the subadvisor confident about the Portfolio’s prospects, particularly compared to passive alternatives.

The Portfolio outperformed the Russell 1000 Value Index in 2019. Positive stock selection across a broad array of sectors led to the outperformance, particularly in financials, health care, industrials, utilities, and energy. Within financials, positions in Citigroup and AIG contributed meaningfully based on improved earnings. An underweight exposure to health care also helped, as did our positions in Medtronic and Zimmer Biomet on improved earnings and forward earnings guidance. A relatively new position, UnitedHealth Group, also contributed positively to relative performance. Top portfolio holding General Electric was also a standout performer in industrials, delivering a return of 54% for the year as the company took meaningful steps to improve its balance sheet, including the sale of entire business units.

Conversely, stock selection in technology and communication services, along with an overweighting in energy, were the largest performance detractors for the year. Despite strong performance from Microsoft, a top-five holding during the year, lackluster performance from Corning, Oracle, and Ericsson hurt performance. Corning was particularly disappointing as margins were weighed down on disappointing sales of its display technologies and fiber optic businesses. Vodafone Group and ViacomCBS were key detractors within communication services. Strong performance from Hess Corp. wasn’t enough to offset weak performance from Marathon Oil, Apache, and National Oilwell Varco, as investor concerns around supply/demand dynamics tested the energy sector during the year.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

7

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Hotchkis & Wiley Large-Cap Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
General Electric Co.	Industrial Conglomerates	5.1%
Wells Fargo & Co.	Banks	4.7%
American International Group, Inc.	Insurance	4.6%
Microsoft Corp.	Software	4.4%
Citigroup, Inc.	Banks	3.7%
Oracle Corp.	Software	3.5%
Goldman Sachs Group, Inc. (The)	Capital Markets	3.4%
General Motors Co.	Automobiles	3.0%
Comcast Corp. (Class A Stock)	Media	2.5%
National Oilwell Varco, Inc.	Energy Equipment & Services	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

8

AST International Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	32.11%	9.01%	7.58%
MSCI EAFE Index® (GD)	22.66	6.18	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST International Growth Portfolio returned 32.11%. The Portfolio outperformed the MSCI EAFE Index (GD).

The investment objective of the Portfolio is long-term growth of capital.

What were the market conditions during the reporting period?

For 2019, the MSCI EAFE Index (GD) was up 22.66% in spite of a strong US dollar, trade-war tensions, an impasse over the United Kingdom’s pending exit from the European Union (known as Brexit), and downward global earnings revisions for most of the year. However, most of these worries were alleviated by year-end, as China and the US agreed on a trade deal, Boris Johnson’s Conservative Party won the UK general election, and global corporate earnings trends started to stabilize. In addition, strong international equity returns were attributable to the Federal Reserve reversing course and cutting interest rates three times during the second half of 2019, increasing liquidity. Investors, in turn, started to embrace risk, as volatility, momentum, and small-capitalization stocks came back into favor during the fourth quarter. From a sector perspective, information technology and health care (especially biotechnology) recorded gains, while energy and communications lagged. In general, the performance of western European equity markets improved substantially compared to their performance in 2018.

What strategies or holdings affected the Portfolio’s performance?

Stock selection added to relative performance, as all three subadvisors (Jennison, Neuberger, and William Blair) tended to invest in technology stocks and to avoid energy stocks. The subadvisors steered clear of energy stocks because of their generally slower earnings growth rates. Instead, they focused on internet retail, software, and services stocks, which advanced overall during the period. Because of their growth mandate, the subadvisors favored companies in these faster-growing industries, and their strategies were rewarded during the period.

Volatility and price momentum were other key factors in the Portfolio’s positive relative performance. Jennison typically has a more aggressive portfolio, while William Blair incorporates momentum as part of its process. In addition, each subadvisor’s underexposure to companies with lower price-to-book ratios enhanced results, as value was broadly out of favor in 2019. These exposures are a residual of the subadvisors’ respective investment processes.

Finally, all three subadvisors had substantial underweights to Japan, which tends to have lower growth and profitability rates than the rest of the developed world. Japan’s forward earnings estimates and wage growth rates had declined in recent years. As a result, the country’s stocks underperformed the MSCI EAFE Index during the period. Because the subadvisors were underweight, the Portfolio benefited.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

9

AST International Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST International Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	3.1%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.2%
AIA Group Ltd.	Insurance	Hong Kong	2.0%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.8%
Airbus SE	Aerospace & Defense	France	1.8%
Adyen NV	IT Services	Netherlands	1.7%
Experian PLC	Professional Services	United Kingdom	1.7%
L’Oreal SA	Personal Products	France	1.7%
Safran SA	Aerospace & Defense	France	1.7%
Novartis AG	Pharmaceuticals	Switzerland	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

10

AST International Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	20.02%	4.62%	4.70%
MSCI EAFE Index® (GD)	22.66	6.18	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST International Value Portfolio returned 20.02%. The Portfolio underperformed the MSCI EAFE Index (GD).

The investment objective of the Portfolio is to seek capital growth.

What were market conditions during the reporting period?

After a sharp decline in equities during the fourth quarter of 2018, the stock market rebounded strongly in the first four months of 2019 as international central banks signaled more stimulus to try to keep the global economic expansion intact. Believing that the central banks would succeed, markets responded accordingly.

In the second and third quarters of 2019, global equities broadly traded sideways with some bumps in the road as investors digested the ebbs and flows in the trade negotiations between the US and China, in addition to the deterioration of key macroeconomic indicators.

Against the backdrop of an improved economic picture, alleviated trade tensions, and a dovish Federal Reserve, global equities rose 9% in the fourth quarter of 2019. The S&P 500 Index rose 9.1% during the quarter and 31.46% for the full year. This marked the best annual performance for the S&P 500 since 2013. Equity markets witnessed the dominance of growth stocks over value stocks for most of 2019. In addition, investors increased their appetites for risk, favoring emerging markets over developed markets during the period.

Improved global economic data, combined with promising US-China trade negotiations, sparked a rally in international equities and a weakening of the US dollar. In the final quarter of 2019, emerging markets rose 11.8%, outperforming both domestic markets (a 9.1% return for the S&P 500 Index) and developed international markets (an 8.2% return for the MSCI EAFE Index). Within emerging markets, tech-heavy Taiwan rallied nearly 18% and Russia rallied 17% in the fourth quarter as central banks eased pressure on interest rates. In contrast, India rose just 5% as it faced economic and political turmoil. In developed markets, the United Kingdom rallied 10% on more certainty surrounding its pending exit from the European Union (known as Brexit), while Germany was up 10% on improved economic data.

For the full year, international growth stocks outpaced international value stocks by nearly 12% — the largest calendar-year deficit for value-versus-growth ever observed, as the MSCI EAFE Growth Index returned 28.43% versus 16.83% for the MSCI EAFE Value Index.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio slightly underperformed the MSCI EAFE Index (GD) during the period. The value-versus-growth deficit presented headwinds for the Portfolio’s performance relative to the Index. The Portfolio’s results struggled primarily due to allocation effects and exposure to value factors, while contributions from stock selections were slightly positive.

In terms of stock selection, gains were strongest in the financials, materials, and information technology (IT) sectors. On the downside, there were losses in the consumer discretionary, health care, and industrials sectors. Regarding allocation strategies, the Portfolio’s underweight position in two of the Index’s top-performing groups — IT and health care — were detrimental to relative results during the period.

From a regional perspective, exposure to North America contributed to results. However, stock selection suffered in North America and in Western Europe, notably in France and the Netherlands, which detracted from relative performance. On a positive note, positions within the Pacific Rim proved beneficial during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

11

AST International Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Considering style factors, the Portfolio’s exposure to smaller-sized, value-oriented companies led to relative underperformance during a period that generally benefited larger-cap growth names. A small, yet consistent allocation to cash had a slightly negative impact on performance during the period.

Presentation of Portfolio Holdings — unaudited

AST International Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Sanofi	Pharmaceuticals	France	2.2%
Roche Holding AG	Pharmaceuticals	Switzerland	1.7%
SAP SE	Software	Germany	1.3%
Novartis AG	Pharmaceuticals	Switzerland	1.3%
Medtronic PLC	Health Care Equipment & Supplies	United States	1.2%
Royal Dutch Shell PLC (Class A Stock)	Oil, Gas & Consumable Fuels	Netherlands	1.2%
Hitachi Ltd.	Electronic Equipment, Instruments & Components	Japan	1.2%
Engie SA	Multi-Utilities	France	1.2%
GlaxoSmithKline PLC	Pharmaceuticals	United Kingdom	1.1%
RELX PLC	Professional Services	United Kingdom	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

12

AST J.P. Morgan International Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	27.22%	6.16%	5.63%
MSCI EAFE Index® (GD)	22.66	6.18	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST J.P. Morgan International Equity Portfolio returned 27.22%. The Portfolio outperformed the MSCI EAFE Index (GD).

The investment objective of the Portfolio is to seek capital growth.

What were the market conditions during the reporting period?

International equity markets achieved strong returns in 2019 against a backdrop of deteriorating economic data, particularly in the manufacturing sector. Investors instead focused on robust services data, strong labor markets, solid consumer confidence, and easing monetary policy conditions. JPMorgan believes that going forward, returns are likely to be much more modest, with the direction dependent on the path of economic growth.

As of period-end, the path looked positive amid signs that economic data may have bottomed, supportive central bank policymaking, and easing trade tensions. However, in JPMorgan’s view, investors will be looking for signs of slowing economic growth and its impact on corporate profits and hiring. Valuations remain reasonable, and JPMorgan still expects positive earnings growth ahead, with ample opportunities for active investors within the market sectors. However, JPMorgan thinks investors should be wary of the very high consensus earnings expectations for 2020, as these numbers are used to calculate forward valuation multiples.

As 2020 progresses, JPMorgan expects investors to focus on trade negotiations, the path of economic growth, monetary policy conditions, and the upcoming US presidential election.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its benchmark index for the reporting period. Stock selection in financials and information technology was the largest contributor to performance. Within financials, British-based stock exchange and financial data company London Stock Exchange Group plc was the single biggest contributor. Within information technology, two chipmakers aided relative returns: ASML Holding NV, based in the Netherlands, and Taiwan Semiconductor Manufacturing Company Ltd. At the end of the reporting period, the Portfolio continued to hold LSE Group. Geographically, stock selection across all regions contributed, especially in continental Europe and Japan.

Conversely, stock selection in health care and real estate detracted from performance. Within the former category, the Portfolio’s position in German pharmaceutical company Bayer AG and not holding Daiichi Sankyo, a Japan-based pharmaceutical firm, hurt relative results. At the end of the reporting period, the Portfolio no longer held Bayer.

Within real estate, CK Asset Holdings Ltd., the Hong Kong-based property developer, and Mitsui Fudosan Company, Ltd., the Japanese real estate developer, performed poorly.

While the Portfolio remains underweight to the real estate sector, it continues to hold positions in Mitsui Fudosan and CK Assets. While both companies’ shares underperformed during the period, they are both attractively valued and have the potential for share price multiple expansion, in JP Morgan’s view.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

13

AST J.P. Morgan International Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Mitsui Fudosan trades at a significant discount to the overall Japanese stock market and has exposure to growth opportunities provided in the Japanese economy. CK Assets owns a fairly unique set of assets at a time when management is diversifying the company from its historic investments in Hong Kong real estate and reinvesting capital into properties with recurring revenue streams (e.g., pubs and utilities). This diversification likely will result in a higher share price multiple, in JP Morgan’s view.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan International Equity (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Nestle SA	Food Products	Switzerland	3.9%
Novartis AG	Pharmaceuticals	Switzerland	2.8%
Roche Holding AG	Pharmaceuticals	Switzerland	2.7%
Royal Dutch Shell PLC (Class A Stock)	Oil, Gas & Consumable Fuels	Netherlands	2.7%
AIA Group Ltd.	Insurance	Hong Kong	2.5%
GlaxoSmithKline PLC	Pharmaceuticals	United Kingdom	2.3%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	2.2%
SAP SE	Software	Germany	2.0%
Diageo PLC	Beverages	United Kingdom	2.0%
Sony Corp.	Household Durables	Japan	1.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

14

AST Jennison Large-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	32.60%	14.08%	14.06%
Russell 1000® Growth Index	36.39	14.63	15.22
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Jennison Large-Cap Growth Portfolio returned 32.60%. The Portfolio underperformed the Russell 1000 Growth Index and outperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term growth of capital.

What were the market conditions during the reporting period?

US equities markets were highly volatile in 2019, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; and geopolitical uncertainty. Companies across market sectors cited trade tensions as the source of heightened caution in planning and investing. The US political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Trump proceeded, and the 2020 election cycle ramped up. US economic activity showed signs of tempering, with job growth and business activity moderating. Modest wage gains and positive consumption indicated a still-healthy consumer. Markets responded favorably as the US Federal Reserve pivoted on monetary policy, lowering the federal funds rate three times in the period to 1.50%-1.75% at the end of the year.

The Russell 1000® Growth benchmark advanced strongly in 2019. Every sector in the Index rose, but only information technology outperformed the overall index. Communication services and financial services performed essentially in line with the benchmark, while energy and health care lagged the most.

What strategies or holdings affected the Portfolio’s performance?

Consumer discretionary positions were strong positive contributors to the Portfolio’s absolute and relative performance. Alibaba Group Holding Ltd., one of the world’s largest e-commerce companies, benefited from significant revenue synergies of its various segments, laying the groundwork for strong, durable top-line growth. For yoga-inspired athletic apparel retailer Lululemon Athletica Inc., new products, integrated marketing, and online sales momentum combined with a high-end customer base and athleisure fashion trends to drive strong customer traffic, sales conversion, and comparable-store sales. Athletic footwear and apparel giant Nike Inc. generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand. The company’s growth opportunities include e-commerce and innovation in apparel and manufacturing technology.

Stock selection was also beneficial in consumer staples, where Estée Lauder Companies Inc. has enhanced its strong brand portfolio in the fast-growing luxury beauty care market with complementary acquisitions and subsequent brand development. Costco Wholesale Corp. was helped by a consistent stream of membership fee income that allowed for low prices and broad product selection, which led to high inventory turnover.

In financials, S&P Global Inc. benefited from secular trends such as debt market development abroad, disintermediation of securities markets, and passive investing. S&P’s financial services and business information units have solid fundamentals, significant barriers to entry, substantial recurring revenue, and attractive long-term growth opportunities.

The Portfolio’s information technology holdings rose significantly but lagged the sector return within the benchmark, as gains from Apple Inc., Microsoft Corp., MasterCard Inc., Visa Inc., Adobe Inc., and Nvidia Corp. were partially offset by declines in Twilio Inc., SAP SE, and Taiwan Semiconductor Manufacturing Company, Ltd. Apple’s fundamental strength reflects the proliferation of the iOS platform across the global mobile

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

15

AST Jennison Large-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

phone, tablet, and personal device landscape. With its huge installed base, Apple is benefiting from rapid growth in service business subscriptions — a key source of recurring revenue. In 2020, a potentially robust product cycle for Apple incorporates fifth-generation (5G) wireless standards. Payments companies continue to benefit from the long-term shift from cash to electronic credit and debit transactions. In particular, MasterCard and Visa maintain strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Microsoft and Adobe continue to offer mission-critical cloud-based applications and services that are creating fundamental changes in the way businesses operate. Nvidia is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high-value-added solutions.

Twilio’s cloud communications platform enables software developers to build, scale, and operate communications functions such as phone calls, text messages, video, and e-mail within their mobile applications. Billing errors resulted in the issuance of one-time credits to a handful of customers during the period. SAP, the world’s largest vendor of enterprise resource planning software, faced challenges during the period as it stepped up its cloud-based offerings. Taiwan Semiconductor shares, like those of many semiconductor companies, declined during the period on worries that US-China trade discord could depress chip demand. The Portfolio sold its position in Taiwan Semiconductor in May 2019 and also sold its position in SAP in September 2019.

In industrials, ride-sharing company Uber Technologies Inc. reported bigger-than-expected losses, raising concerns that the company’s path to profitability could be longer than anticipated.

Presentation of Portfolio Holdings — unaudited

AST Jennison Large-Cap Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
Amazon.com, Inc.	Internet & Direct Marketing Retail	5.5%
Microsoft Corp.	Software	5.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.0%
Mastercard, Inc. (Class A Stock)	IT Services	3.9%
salesforce.com, Inc.	Software	3.8%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	3.6%
Visa, Inc. (Class A Stock)	IT Services	3.3%
Adobe, Inc.	Software	3.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	3.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

16

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	31.63%	14.63%	14.82%
Russell 1000® Growth Index	36.39	14.63	15.22
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Loomis Sayles Large-Cap Growth Portfolio returned 31.63%. The Portfolio underperformed the Russell 1000 Growth Index and outperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

What were the market conditions during the reporting period?

Over the long term, Loomis Sayles believes that markets are efficient. Near term, however, Loomis Sayles believes innate behavioral biases — such as herding, overconfidence, or loss aversion — influence investment decisions and create asset pricing anomalies. These pricing inefficiencies tend to converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, Loomis Sayles attempts to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception, preferring to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. During 2019 (the reporting period), US returns were very strong, but asset prices rose from depressed valuations after market turmoil at the end of 2018. Growth strategies continued to outperform value, which is consistent with the three- and five-year trends.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio posted positive returns for the period but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the consumer discretionary, communication services, financials, and energy sectors — as well as an allocation to the industrials sector — contributed to relative return. Stock selection in the information technology, industrials, and consumer staples sectors — as well as an allocation to the information technology, consumer staples, energy, consumer discretionary, health care, communication services, and financials sectors — detracted from relative performance.

Facebook Inc. and Alibaba Group Holding Ltd. were the largest contributors to performance during the period. A strategy holding since its initial public offering in 2012, social media company Facebook reported strong and higher-than-expected revenue growth during the period that was approximately two-times the Portfolio’s estimate for the rate of growth in online advertising, indicating the company grew its market share. Despite reporting in July that it reached a $5 billion settlement with the US Federal Trade Commission (FTC) regarding its privacy practices and that the FTC also opened an antitrust investigation of the company, Facebook continued to grow its global user base, and user engagement as measured by daily and monthly active users has remained solid. In addition, demand from advertisers remained robust, and the company grew its average revenue per user throughout the year. Loomis Sayles believes Facebook is a high-quality company, benefiting from the secular shift from traditional advertising to online advertising, and believes it is positioned for strong and sustainable growth over the investment horizon. Loomis Sayles will continue to monitor ongoing regulatory actions, but believes management’s decisions and actions illustrate a commitment to preserve platform integrity and to sustain the company’s leadership. With 2.8 billion people worldwide using its apps and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is enormous. Loomis Sayles believes that corporations will continue to allocate an increasing portion of their advertising spending online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

17

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Demonstrating the power of its brands and network ecosystem, China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the period. Revenue growth in the mid-double digits was well above Loomis Sayles’ estimates for China’s consumer spending, its online physical goods sales, and the country’s information technology spending, indicating Alibaba continues to grow its leading market share. Operating margins declined year over year due to management’s significant ongoing reinvestment in the business. Areas of focus for strategic reinvestment include user experience improvements, local services through recently acquired delivery company Ele.me, logistics, globalization, cloud services, digital media, and greater operating efficiency. Loomis Sayles believes these investments are consistent with Alibaba’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising, and cloud computing, while expanding its addressable market both internationally and through its “new retail” initiative. Further, while many of these strategic initiatives are currently losing money, Loomis Sayles believes they will become profitable over time and contribute to earnings and free cash flow growth. With GMV (gross merchandise volume) of $853 billion and 654 million active annual consumers on its China commerce retail sites in its latest fiscal year, Alibaba is the world’s largest retail platform. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where, because of a lack of traditional retail infrastructure, e-commerce is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. Loomis Sayles believes the current market price embeds expectations for key revenue and cash flow growth drivers that are well below long-term assumptions. Both Facebook and Alibaba appear to trade at significant discounts to Loomis Sayles’ estimates of intrinsic value and offer compelling reward-to-risk opportunities.

Alcon Inc. and United Parcel Service Inc. (UPS) were the two lowest contributors to the Portfolio’s performance over the period. In April 2019, Switzerland-based drug maker Novartis completed a spin-off of its Alcon eye care division. Subsequently, the Portfolio’s ownership of Novartis gave it an approximately 21 basis point allocation in Alcon, which had modestly negatively returns for the period and was the only detractor from the Portfolio’s performance during the year. (One basis point equals 0.01%.) From time to time, the Portfolio receives shares of subsidiary businesses arising from ownership of parent companies. Given the fact that these businesses are part of the companies owned, Loomis Sayles already has a good understanding of their profit pools. In each instance, an assessment is made about whether or not the stand-alone entity meets pre-determined quality, growth, and valuation criteria. Based on that analysis, Loomis Sayles believes Alcon is a high-quality business with secular growth drivers. The company is a global leader in ophthalmologic medical devices focused on eye surgery equipment and related accessories used to perform cataract surgery, as well as a leading global producer of consumer ophthalmic products such as contact lenses and other ocular health products. With more than 70 years of experience in ophthalmology and eye care, Alcon carries with it a brand and legacy known for innovation. The company appears to have the ability to grow on its own, with more than $7 billion in revenue and a restructured business with a solid foundation. Within Alcon’s core markets, the underlying structural growth dynamics remain intact, given a growing elderly population and improving health care in developing markets. Alcon’s future growth most likely will stem from an increased focus on the fundamental drivers of its business, its scale in efficient manufacturing and distribution to a leading global network of installed surgical equipment clients, and a reinvigorated focus on innovation and differentiation. While the company continues to meet Loomis Sayles’ criteria for quality and growth, the Portfolio’s position was substantially trimmed in the period in favor of better reward-to-risk opportunities.

UPS is the world’s largest package delivery company and a leading global provider of specialized transportation and logistics services. It was first purchased for the Portfolio in 2007, and the position was increased during a cyclical downturn, with additions made in 2008, 2009, and 2010. Over more than a decade, UPS was among the Portfolio’s top-20 contributors to strategy performance. Typical of Loomis Sayles’ gradual approach to building and exiting positions, reductions to the holding began in the first quarter of 2018. The remaining stake of approximately 94 basis points was sold from the Portfolio in January 2019 because the company had approached Loomis Sayles’ estimated intrinsic value. Due to a short holding period in calendar year 2019 and the Portfolio’s substantial appreciation over the course of the year, UPS was among the lowest contributors to Portfolio performance for the full year. Proceeds from the UPS sale were used to initiate a new position in Nvidia Corp., a world leader in visual computing that enables computers to produce and utilize highly realistic three-dimensional graphic imagery and models. Nvidia returned 62% for the year and was a top-10 contributor to Portfolio performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

18

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Loomis Sayles Large-Cap Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
Visa, Inc. (Class A Stock)	IT Services	6.9%
Amazon.com, Inc.	Internet & Direct Marketing Retail	6.1%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	6.0%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	6.0%
Autodesk, Inc.	Software	4.4%
Oracle Corp.	Software	4.3%
Microsoft Corp.	Software	4.1%
Monster Beverage Corp.	Beverages	3.5%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	3.1%
Regeneron Pharmaceuticals, Inc.	Biotechnology	3.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

19

AST MFS Global Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	29.96%	8.97%	10.50%
MSCI World Index® (GD)	28.40	9.36	10.08
MSCI EAFE Index (GD)	22.66	6.18	6.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST MFS Global Equity Portfolio returned 29.96%. The Portfolio outperformed both the MSCI World Index (GD) Index and the MSCI EAFE Index (GD).

The investment objective of the Portfolio is to seek capital growth.

What were the market conditions during the reporting period?

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector. Fading fears of a near-term global recession, the announcement of a partial trade deal between the US and China, and decline in uncertainty over the United Kingdom’s pending exit from the European Union (known as Brexit) helped bolster market sentiment late in the period.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the Federal Reserve (the Fed) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted to a more dovish position as well, with the European Central Bank unveiling a package of easing measures. They included cutting overnight rates further (sending them deeper into negative territory), restarting its bond-buying program, and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut rates several times, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility near the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade frictions between the US and China over much of 2019, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned earlier, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

What strategies or holdings affected the Portfolio’s performance?

Security selection within the health care, industrials, and consumer discretionary sectors contributed to performance relative to the MSCI World Index. Within health care, the Portfolio’s overweight positions in Japan-based precision instruments manufacturer Olympus Corp., Spain-based life sciences supply company Thermo Fisher Scientific SL, and US-based orthopedic products maker Zimmer Biomet Holdings Inc. benefited relative performance. Avoiding poor-performing pharmaceutical giant Pfizer Inc. further aided relative returns as the stock underperformed the Index during the reporting period. Within industrials, the Portfolio’s overweight holdings of railroad company Kansas City Southern and France-based electrical distribution equipment manufacturer Schneider Electric SE aided relative performance. Within the consumer discretionary sector, an overweight to France-based luxury goods company LVMH Moet Hennessy Louis Vuitton SE further lifted relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

20

AST MFS Global Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Elsewhere, the Portfolio’s overweight positions in IT-servicing firm Accenture Inc., global payments technology company Visa Inc., and beauty products company Coty Inc. positively impacted relative performance. Coty shares were not held in the Portfolio at the end of the period.

Security selection in the information technology sector was a primary factor that hurt relative performance during the reporting period. Not owning strong-performing computer and personal electronics maker Apple Inc. and software giant Microsoft Corp. detracted from relative returns in this sector. The Portfolio’s overweight holdings of custom IT-consulting and technology services provider Cognizant Technology Solutions Corp. and Israel-based security software provider Check Point Software Technologies Inc. further weighed on relative returns.

Stocks in other sectors that negatively impacted relative returns included overweight positions in diversified technology company 3M Co., United Kingdom-based household products manufacturer Reckitt Benckiser Inc., France-based wine and alcoholic beverage producer Pernod Ricard, and global financial services provider Bank of New York Mellon Corp. Not holding shares of strongly performing social media company Facebook Inc. also hurt relative performance.

The Portfolio’s cash and/or cash-equivalents position during the period was also a detractor from relative performance. The Portfolio strives to be fully invested and generally holds a small cash position to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, as the benchmark had no significant cash position as of the end of the reporting period.

Presentation of Portfolio Holdings — unaudited

AST MFS Global Equity (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	United States	3.2%
Visa, Inc. (Class A Stock)	IT Services	United States	3.1%
Medtronic PLC	Health Care Equipment & Supplies	United States	3.0%
Comcast Corp. (Class A Stock)	Media	United States	2.9%
Accenture PLC (Class A Stock)	IT Services	United States	2.7%
Nestle SA	Food Products	Switzerland	2.7%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.6%
Schneider Electric SE	Electrical Equipment	France	2.4%
Honeywell International, Inc.	Industrial Conglomerates	United States	2.4%
Diageo PLC	Beverages	United Kingdom	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

21

AST MFS Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	37.78%	14.99%	14.64%
Russell 1000® Growth Index	36.39	14.63	15.22
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST MFS Growth Portfolio returned 37.78%. The Portfolio outperformed both the Russell 1000 Growth Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income.

What were the market conditions during the reporting period?

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector. Fading fears of a near-term global recession, the announcement of a partial trade deal between the US and China and decline in uncertainty over the United Kingdom’s pending exit from the European Union (known as Brexit) helped bolster market sentiment late in the period.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the Federal Reserve (the Fed) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted to a more dovish position as well, with the European Central Bank unveiling a package of easing measures. They included cutting overnight rates further (sending them deeper into negative territory), restarting its bond-buying program, and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut rates several times, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility near the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade frictions between the US and China over much of 2019, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned earlier, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the health care sector contributed to performance relative to the Russell 1000® Growth Index. Within this sector, not holding both pharmaceutical company Abbvie US LLC and health insurance and Medicare/Medicaid provider UnitedHealth Group Inc. benefited relative returns.

Security selection and, to a lesser extent, underweight positions in both the industrials and consumer discretionary sectors further lifted relative results. Within industrials, not holding shares of aerospace company The Boeing Co. and diversified technology company 3M Co. aided relative performance, as both stocks underperformed the Index. Although the consumer discretionary sector was a top-contributing sector, there were no individual stocks within this sector among the Portfolio’s top relative contributors during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

22

AST MFS Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Stocks in other sectors that also strengthened relative returns included overweight positions in debit and credit transaction-processing company MasterCard Inc., electronic-payment services company Global Payments Inc., financial technology services provider Fiserv Inc., payments-processing technology and solutions provider Worldpay Inc., and software company Adobe Inc. Not holding shares of poor-performing network equipment company Cisco Systems Inc. also helped relative performance.

Stock selection in both the information technology and communication services sectors weakened relative performance. Within information technology, an underweight in strong-performing computer and personal electronics maker Apple Inc., an overweight in Salesforce.com Inc., the timing of the Portfolio’s position in computer graphics processors maker NVIDIA Corp., and not holding shares of global semiconductor company Advanced Micro Devices Inc. detracted from relative returns. NVIDIA shares were not held in the Portfolio at the end of the period. Within communication services, the timing of the Portfolio’s overweight in gaming company Activision Blizzard Inc. and an overweight in technology company Alphabet Inc. (Google’s parent company) also hindered relative results. Activision Blizzard shares were not held in the Portfolio at the end of the period.

Elsewhere, the Portfolio’s overweight positions in global consumer products company Colgate-Palmolive Co., futures and over-the-counter commodities online-marketplace operator Intercontinental Exchange Inc., and discount variety store operator Dollar Tree Inc. detracted from relative returns, as all three stocks lagged the benchmark.

The Portfolio’s cash and/or cash-equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, as the benchmark had no significant cash position as of the end of the period.

Presentation of Portfolio Holdings — unaudited

AST MFS Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Microsoft Corp.	Software	8.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	5.5%
Visa, Inc. (Class A Stock)	IT Services	4.9%
Adobe, Inc.	Software	4.5%
Mastercard, Inc. (Class A Stock)	IT Services	4.3%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.2%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	2.8%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.6%
Fiserv, Inc.	IT Services	2.6%
Global Payments, Inc.	IT Services	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

23

AST MFS Large-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	29.35%	8.96%	12.21%
Russell 1000® Value Index	26.54	8.29	12.32
S&P 500 Index	31.46	11.69	14.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 8/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST MFS Large-Cap Value Portfolio returned 29.35%. The Portfolio outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek capital appreciation.

What were market conditions during the reporting period?

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector. Fading fears of a near-term global recession, the announcement of a partial trade deal between the US and China, and decline in uncertainty over the United Kingdom’s pending exit from the European Union (known as Brexit) helped bolster market sentiment late in the period.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the Federal Reserve (the Fed) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted to a more dovish position as well, with the European Central Bank unveiling a package of easing measures. They included cutting overnight rates further (sending them deeper into negative territory), restarting its bond-buying program, and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut rates several times, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility near the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade frictions between the US and China over much of 2019, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned earlier, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

What strategies or holdings affected the Portfolio’s performance?

A combination of stock selection and an overweight position in both the financials and industrials sectors contributed to performance relative to the Russell 1000® Value Index. Within the financials sector, not owning shares of insurance and investment firm Berkshire Hathaway Inc. aided relative returns. The Portfolio’s overweight holdings of global financial services firm JPMorgan Chase & Co. and diversified financial services firm Citigroup Inc.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

24

AST MFS Large-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

lifted relative results. Furthermore, holdings of risk-management and human capital consulting services provider Aon PLC* and credit rating agency Moody’s Corp.* also benefited relative results. Within industrials, the Portfolio’s holdings of industrial products and equipment manufacturer Illinois Tool Works Inc.* and global security company Northrop Grumman Corp.* supported relative returns.

Stocks in other sectors that aided relative performance included holdings of IT-servicing firm Accenture Inc.* and financial technology services provider Fiserv, Inc.* and an underweight in integrated oil and gas company Exxon Mobil Corp.

A combination of stock selection and an underweight position in the communication services sector detracted from relative performance. Not owning strong-performing telecommunication services provider AT&T Corp. detracted from relative returns in this sector as the stock price outperformed the benchmark during the reporting period.

Elsewhere, not owning shares of financial services firm Bank of America Corp., network equipment company Cisco Systems Inc., and retail giant Target Corp. negatively impacted relative results as all three stocks outperformed the benchmark during the period. The Portfolio’s overweight holdings of diversified technology company 3M Co., power & natural gas distributor Duke Energy Corp., pharmaceutical giant Pfizer Inc., and oil field services company Schlumberger Limited** also weighed on relative results. Additionally, an underweight position in shares of household products maker Procter & Gamble Co. detracted from relative performance.

The Portfolio’s cash and/or cash-equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and provide liquidity. In a period when equity markets appreciated, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which had no significant cash position at the end of the reporting period.

Presentation of Portfolio Holdings — unaudited

AST MFS Large-Cap Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
JPMorgan Chase & Co.	Banks	4.9%
Johnson & Johnson	Pharmaceuticals	3.3%
Medtronic PLC	Health Care Equipment & Supplies	2.9%
Comcast Corp. (Class A Stock)	Media	2.8%
Accenture PLC (Class A Stock)	IT Services	2.7%
Citigroup, Inc.	Banks	2.5%
Aon PLC	Insurance	2.3%
Duke Energy Corp.	Electric Utilities	2.2%
U.S. Bancorp	Banks	2.2%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	2.1%

* This security is not a benchmark constituent.

** This security was not held in the portfolio at period-end.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

25

AST Mid-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	30.16%	8.69%	12.01%
Russell Midcap® Growth Index	35.47	11.60	14.24
S&P MidCap 400 Index	26.20	9.03	12.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Mid-Cap Growth Portfolio returned 30.16%. The Portfolio underperformed the Russell Midcap Growth Index and outperformed the S&P MidCap 400 Index.

The investment objective of the Portfolio is to seek long-term growth of capital.

What were the market conditions during the reporting period?

Rebounding from December 2018 lows, equities delivered strong results in 2019. The S&P 500 Index finished the year up 31.46%, the small-cap-focused Russell 2000 Index returned 25.52%, and the Russell Midcap Index landed between the two with a return of 30%. Growth stocks trumped value stocks, with a spread of about 800 basis points separating the two Russell Midcap style indices. (One basis point equals 0.01%.) In 2019, the Portfolio’s benchmark, the Russell Midcap Growth Index (the Index), rose 35.47%, while the Russell Midcap Value Index returned 27.06%. Not unexpectedly, managers who tended to put a greater importance on higher growth outperformed their “value and growth at a reasonable price” peers. Thus, substyle was important. Within the Index, the strongest-performing sector was information technology, followed by real estate, financials, and industrials. Still positive, but lagging the Index’s total return, were consumer discretionary, financials, materials, health care, and consumer staples. In fact, each sector within the Index posted positive results for the year.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index from April 30, 2019 through December 31, 2019 (the reporting period). Stock selection detracted from relative results, while sector allocation effects were neutral.

Regarding stock selection, the Portfolio benefited from significant gains in the industrials and communication services sectors, but not enough to offset losses incurred in the health care, materials, and consumer discretionary sectors. Regarding allocation, the Portfolio’s sector weights were in line with those of the Index, leading to neutral results for the period.

The Portfolio’s multi-subadviser structure benefited investors as the complementary investment processes were able to counter certain stylistic factors prevalent during the reporting period. The Portfolio allocates assets and net flows between two underlying sleeves: the MFS Investment Management sleeve, which follows a high-quality investment approach that focuses on stocks with improving earnings and strong cash flows, and the Victory Capital Management sleeve, which is characterized by momentum-driven names with higher earnings and growth rates. Victory’s momentum style excelled during the first six months of the period. However, risk factors reversed toward the summer, leading to results that landed below the Index’s performance during the third quarter of 2019. To the benefit of the Portfolio, MFS’s more defensive approach was successful during 2019’s rocky period, delivering strong stock selection results in the third quarter. However, both subadvisors struggled somewhat during the fourth quarter.

The Portfolio’s risk factor exposures had a positive impact on relative performance during the reporting period. Exposure to momentum, growth, and size contributed to results. For the period, the Portfolio’s overweight to beta was a detractor to results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

26

AST Mid-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Global Payments, Inc.	IT Services	3.5%
Bright Horizons Family Solutions, Inc.	Diversified Consumer Services	2.0%
AMETEK, Inc.	Electrical Equipment	1.9%
Roper Technologies, Inc.	Industrial Conglomerates	1.7%
Verisk Analytics, Inc.	Professional Services	1.6%
IHS Markit Ltd.	Professional Services	1.6%
TransUnion	Professional Services	1.6%
MSCI, Inc.	Capital Markets	1.6%
Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	1.5%
Take-Two Interactive Software, Inc.	Entertainment	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

27

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	21.01%	5.12%	11.37%
Russell MidCap® Value Index	27.06	7.62	12.41
Russell MidCap Index	30.54	9.33	13.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned 21.01%. The Portfolio underperformed both the Russell MidCap Value Index and the Russell MidCap Index.

The investment objective of the Portfolio is to seek capital growth.

What were the market conditions during the reporting period?

Mid-cap value stocks, as represented by the Russell Midcap Value Index (the Index), returned 27.06% in 2019. Given that investors favored growth companies in a market where higher volatility was embraced, the Index’s technology sector posted a return exceeding 40%. In addition, industrials and financials each rose more than 30%, due to an accommodative Federal Reserve that reduced interest rates three times during the period. On the other hand, energy was a notable laggard, with low oil prices early in the year leading to a return under 10% for the sector. Energy faced another headwind as many investors focused on environmental, social, and corporate governance characteristics.

From a risk perspective, more-aggressive managers of portfolios with smaller market capitalizations and growth biases were in favor during 2019, while value metrics such as low price-to-book and price-to-earnings ratios were decidedly out of favor. Finally, many stocks of less-profitable and more speculative companies rallied, benefitting from the lower interest rates.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio returned 21.01% in 2019, underperforming the Index, as both subadvisors’ overexposure to value metrics had sharp negative impacts in a year when growth significantly outperformed value. Both subadvisors also focused on small-market-capitalization stocks, which tend to be less efficient. While small-capitalization stocks generally outperform over time, this was not the case during the period. Finally, Neuberger Berman especially focuses on more-profitable companies with strong free cash flow, high return on equity, and high return on invested capital. While these stocks tend to outperform over time, shares of more-speculative companies rallied in 2019, hurting Portfolio results.

From an asset-selection standpoint, both subadvisors’ underexposure to higher-yielding real estate and utilities stocks detracted from returns. Many of these stocks rallied regardless of fundamentals, as investors sought yield in the low interest rate environment. Yield is not the defining aspect of either of the subadvisors’ investment processes. In addition, Neuberger Berman selected stocks in the consumer discretionary, materials, and communication services sectors that detracted from relative performance.

Allocations to certain sectors helped mitigate negative relative performance. Specifically, Neuberger Berman’s overweights to the technology and industrials sectors had a positive impact on returns, with both benefiting from the market’s bias toward growth and lower interest rates.

Within the LSV sleeve, overexposures to stocks with low price-to-earnings ratios and to small-market-capitalization stocks had large negative impacts. These exposures are in line with the manager’s process and historical exposures. In addition, names held by LSV in the industrials sector detracted. On the other hand, names held in the technology sector had a positive impact, helping to partially offset some of the negative relative returns.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

28

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Neuberger Berman/LSV Mid-Cap Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
KeyCorp	Banks	2.0%
AerCap Holdings NV (Ireland)	Trading Companies & Distributors	1.7%
Wyndham Destinations, Inc.	Hotels, Restaurants & Leisure	1.5%
Itron, Inc.	Electronic Equipment, Instruments & Components	1.3%
Starwood Property Trust, Inc., REIT	Mortgage Real Estate Investment Trusts (REITs)	1.2%
Zimmer Biomet Holdings, Inc.	Health Care Equipment & Supplies	1.2%
General Dynamics Corp.	Aerospace & Defense	1.2%
Best Buy Co., Inc.	Specialty Retail	1.2%
Regions Financial Corp.	Banks	1.2%
Skyworks Solutions, Inc.	Semiconductors & Semiconductor Equipment	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

29

AST Parametric Emerging Markets Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	13.35%	2.87%	2.38%
MSCI Emerging Markets Index (GD)	18.90	6.01	4.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Parametric Emerging Markets Equity Portfolio returned 13.35%. The Portfolio underperformed the MSCI Emerging Markets Index.

The investment objective of the Portfolio is long-term capital appreciation.

What were the market conditions during the reporting period?

Emerging market equities advanced sharply in 2019, with the MSCI Emerging Markets Index (the Index) returning 18.90% for the year. From January through August, the Index’s performance was somewhat muted, as swings in trade war sentiment led to heightened volatility and offsetting periods of strength and weakness.

In the first quarter, emerging market equities rebounded as trade war fears abated, led by the performance of stock markets in the major Asian economies of China, Korea, and Taiwan. The trade war took center stage again during the second quarter, and emerging market equities abruptly sold off after tensions between the US and China rapidly re-ignited. Softer economic data out of China also weighed on investor sentiment. The Index staged a sharp rally during the last four months of the year, as strength in Asian technology companies lifted the broader market.

At the country level, 20 of the 26 Index constituents ended the year in positive territory. Russia was the top-performing country Index component. It returned more than 50% for the year, fueled by strength in the energy sector amid rising oil prices. Argentina posted the largest decline among the Index’s constituents. Stocks in the region experienced a sharp sell-off following unexpected primary election results that correctly favored the market interventionist opposition party to succeed in the October 2019 general elections.

Notably, the stock performance of the top five companies in the Index by market capitalization (all current, former, or quasi members of the information technology sector in their respective countries) accounted for almost 40% of the Index’s return for the year.

What strategies or holdings affected the Portfolio’s performance?

An underweight to Taiwan and the resulting information technology underweight within Taiwan’s Index component detracted from relative performance. Performance was also hindered by the sector-diversification process. Taiwan’s technology sector, which represents over half of the country’s total market capitalization, surged in tandem with the broader Asian technology-sector rally during the latter part of the year. An underweight to China also weighed on relative results, as Chinese equities rose amid the rally in the Asian technology sector, accommodative central bank moves, and a “phase one” trade deal with the US late in the year. Overweight exposure to Chile, which declined amid political unrest, also detracted from relative performance.

An overweight to Russia contributed to relative performance, as Russian equity markets benefited from a rally in energy and financial stocks. The sector-diversification process within Brazil also aided relative results, particularly due to the Portfolio’s overweight exposure to the strong-performing health care sector. Additionally, the sector-diversification process and resulting overweight to utilities within Saudi Arabia benefited Portfolio performance during the year.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

30

AST Parametric Emerging Markets Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

The Portfolio uses participatory notes to gain exposure to certain countries’ markets. These participatory notes are designed to mirror the performance of local shares and not to multiply exposure. The notes did not affect the Portfolio’s performance during the reporting period.

Presentation of Portfolio Holdings — unaudited

AST Parametric Emerging Markets Equity (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Gazprom PJSC	Oil, Gas & Consumable Fuels	Russia	0.8%
Sberbank of Russia PJSC	Banks	Russia	0.8%
America Movil SAB de CV (Class L Stock)	Wireless Telecommunication Services	Mexico	0.7%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	0.6%
LUKOIL PJSC	Oil, Gas & Consumable Fuels	Russia	0.6%
Credicorp Ltd.	Banks	Peru	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	0.5%
Qatar National Bank QPSC	Banks	Qatar	0.5%
Naspers Ltd. (Class N Stock)	Internet & Direct Marketing Retail	South Africa	0.5%
Grupo Financiero Banorte SAB de CV (Class O Stock)	Banks	Mexico	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

31

AST QMA Large-Cap Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	25.19%	9.70%	12.24%
S&P 500 Index	31.46	11.69	13.45

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 4/29/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST QMA Large-Cap Portfolio returned 25.19%. The Portfolio underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

US equities performed robustly in 2019, despite headwinds from slowing global growth and trade policy conflicts, specifically between the US and China. Helping offset some of these risks was the Federal Reserve’s monetary policy, which became increasingly accommodative to growth with three interest rate cuts during the period. In December, the US and China agreed to sign “phase one” of a trade agreement, which catapulted US equity prices even higher. Investors favored growth stocks in the beginning of the period, while stocks priced more reasonably relative to their earnings trailed the market averages. Later in the period, investors’ focus shifted to stocks of profitable companies and away from speculative growth stocks of companies with little to no earnings.

What strategies or holdings affected the Portfolio’s performance?

QMA uses a proprietary stock selection model that analyzes stocks based on metrics that measure a company’s relative value, growth prospects, and quality. QMA applied these metrics when it built the Portfolio, using bottom-up (stock-by-stock) security selection and holding similar sector weights to the S&P 500 Index.

Over the period, the Portfolio struggled mainly due to its focus on high-quality, cheaply priced stocks while the markets favored faster-growing, lower-quality stocks that the Portfolio avoided. This effect was most prevalent in the consumer discretionary sector, where the Portfolio struggled the most.

However, the Portfolio eventually benefited from QMA’s commitment to its investment strategy. QMA maintained its focus on high-quality, reasonably priced stocks, and those companies began to outperform toward the end of the period.

The Portfolio also benefited from good risk control in 2019. In a period where stock selection strategy did not work well, diversification across sectors and stocks allowed the Portfolio to share in what was a stellar year for US equities.

Index futures were used by the Portfolio to equitize cash by linking the futures to equities and providing exposure to the Index. Index futures do not add or detract from the Portfolio’s performance relative to the benchmark and, therefore, had no impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

32

AST QMA Large-Cap Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST QMA Large-Cap (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.7%
Microsoft Corp.	Software	5.5%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.8%
AT&T, Inc.	Diversified Telecommunication Services	1.9%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.8%
Citigroup, Inc.	Banks	1.8%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.7%
Bank of America Corp.	Banks	1.6%
Medtronic PLC	Health Care Equipment & Supplies	1.6%
Merck & Co., Inc.	Pharmaceuticals	1.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

33

AST Small-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	30.12%	10.78%	13.50%
Russell 2000® Growth Index	28.48	9.34	13.01
Russell 2000® Index	25.52	8.23	11.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Small-Cap Growth Portfolio returned 30.12%. The Portfolio outperformed both the Russell 2000 Growth Index and the Russell 2000 Index.

The investment objective of the Portfolio is to seek long-term capital growth.

What were the market conditions during the reporting period?

US equity market values were high by absolute standards at the end of the reporting period (calendar-year 2019). Yet compared with low fixed income yields, there was good value to be captured in stocks. The broad US equity markets, represented by the S&P 500 Index, increased 31.46% in 2019. Small-cap growth stocks, as measured by the Portfolio’s benchmark Russell 2000 Growth Index (the Index), gained 28.48% during the same period. It is important to note such strong returns during the reporting period came off a depressed 2018 when the S&P 500 Index was down 4.38% and the Russell 2000 Growth Index fell 9.31%, leaving returns across market capitalizations over the past two years more in line with historic norms.

The S&P 500 Index enjoyed double-digit returns across all sectors during the reporting period but was led by information technology, communication services, and financials. Similarly, small-cap growth stocks were led by information technology, followed by industrials and health care. Energy was the only sector within each of the two indices during the reporting period to post a negative return.

2019 had fewer macro overhangs than 2018, with the caveat being that the upcoming US presidential election offered a new and different uncertainty. An accommodative Federal Reserve reversed the path of higher short-term interest rates in 2018 and trimmed rates three times in 2019. The inverted yield curve, wherein short-maturity yields were higher than longer-maturity yields, appeared to have sent a “false positive” regarding near-term recession risk. The macro threats from the various trade and tariff actions appeared to be abating toward the end of 2019, a positive trend for the US equity markets.

What strategies or holdings affected the Portfolio’s performance?

In the strongly performing equity market of 2019, the Portfolio was able to narrowly outperform through its multi-manager structure and complementary investment styles. The Portfolio allocated assets and net flows between two underlying sleeves: 50% to the Emerald sleeve, which includes valuation sensitivity and a propensity to invest in biotech and pre-profit companies when risk-reward opportunities are presented, and 50% to the UBS sleeve, which favors higher-quality, small-cap companies.

The Portfolio’s overall stock selection was flat for the year relative to the Index. Stock selection, however, did add value in the software, hotels, restaurants & leisure, food products, entertainment, banks, and pharmaceuticals sectors, which outperformed their corresponding sectors in the Index. However, certain holdings in machinery, health care equipment, biotechnology, and consumer finance detracted from relative results.

The Portfolio had mixed results among its defensive and cyclically oriented stocks, with no clear winner during the period. Exposure to the information technology sector added value, while consumer discretionary positioning weighed on results. The Portfolio’s underweight positions relative to the Index in industrials, health care, and real estate marginally detracted from performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

34

AST Small-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Stocks held in the Portfolio that added value to relative results included media & entertainment firm Roku Inc., pharmaceutical biotechnology & life sciences firms Reata Pharmaceuticals Inc. and NeoGenomics Inc., as well as health care equipment & services and software & services companies Novocure Ltd. and Alteryx Inc. In the technology sector, out-of-benchmark holding Universal Display Corp. contributed positively to performance.

Stocks that detracted from the Portfolio’s relative performance included diversified financials company Green Dot Corp.; health care equipment & services firms Vocera Communications, Inc., Inogen Inc., and Evolent Health Inc.; and media & entertainment company Glu Mobile Media Inc. Not holding positions in strongly performing pharmaceutical biotechnology & life sciences firms ACADIA Pharmaceuticals Inc. and Arrowhead Pharmaceuticals Inc. also detracted from the Portfolio’s relative performance.

Overall, risk factors contributed positively to performance results. Specifically, the Portfolio’s modest exposure to momentum securities, higher-growth stocks, above-market beta, and slightly larger-size companies contributed positively.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
Chegg, Inc.	Diversified Consumer Services	2.2%
Planet Fitness, Inc. (Class A Stock)	Hotels, Restaurants & Leisure	2.0%
Varonis Systems, Inc.	Software	1.5%
Mercury Systems, Inc.	Aerospace & Defense	1.4%
Teladoc Health, Inc.	Health Care Technology	1.4%
Universal Display Corp.	Semiconductors & Semiconductor Equipment	1.4%
Steven Madden Ltd.	Textiles, Apparel & Luxury Goods	1.3%
Chart Industries, Inc.	Machinery	1.3%
Trex Co., Inc.	Building Products	1.3%
QTS Realty Trust, Inc. (Class A Stock)	Equity Real Estate Investment Trusts (REITs)	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

35

AST Small-Cap Growth Opportunities Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	36.48%	11.14%	13.23%
Russell 2000® Growth Index	28.48	9.34	13.01
Russell 2000® Index	25.52	8.23	11.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Small-Cap Growth Opportunities Portfolio returned 36.48%. The Portfolio outperformed both the Russell 2000 Growth Index and the Russell 2000 Index.

The investment objective of the Portfolio is to seek capital growth.

What were the market conditions during the reporting period?

In general, 2019 was a strong year for equities, including small-cap stocks. The Russell 2000 Index returned 25.52% but trailed the Russell 3000 Index’s 31.02% return. Similar to 2018, value stocks had a hard time keeping up with growth stocks, with a spread of about 600 basis points separating the two small-cap style indexes. (One basis point equals 0.01%.) During the period, the Russell 2000 Value Index was up 22.39%, while the Portfolio’s benchmark, the Russell 2000 Growth Index (the Index), returned 28.48%. Not unexpectedly, managers who tended to put a greater importance on higher growth outperformed their “value and growth at a reasonable price” peers within the small-cap space. Thus, substyle was important. Within the Index, the strongest sector was information technology (IT), followed by industrials, health care, and real estate. Still positive, but lagging the Index’s total return, were consumer discretionary, financials, materials, and consumer staples. In fact, all but one sector — energy — posted positive returns during the period.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Index during the period. Stock selections contributed to relative results, while the effects of sector allocation were neutral. Regarding stock selection, the Portfolio benefited from significant gains in the IT, consumer discretionary, and health care sectors. Positive stock selections were delivered in all but one sector — real estate. Although positive, the Portfolio’s returns in the real estate space were just shy of the group’s return within the Index. Regarding allocation, the Portfolio’s overweight exposure to the Index’s best-performing group — IT — added to relative results during the period. However, this gain was offset somewhat by the Portfolio’s underweight position in the health care sector, another strong-performing group within the Index.

As witnessed in prior periods, the Portolio’s multi-subadviser structure benefited investors as the complementary investment processes were able to counter certain stylistic factors prevalent during the period. The Portfolio allocated assets and net flows between two underlying sleeves: 60% to the Wellington Management sleeve, which includes a defensive, high-quality investment approach that focuses on stocks with improving businesses and strong cash flows; and 40% to the Victory Capital Management sleeve, which is characterized by momentum-driven companies with higher earnings and growth rates. Although Victory’s momentum style excelled during the first six months of the year, risk factors reversed course around the summer, offsetting a portion of that sleeve’s gains. Wellington’s more defensive approach delivered reserved results during the first six months, but helped temper results during a rocky third quarter. Both managers finished the fourth quarter with impressive results.

The Portfolio’s risk exposures had a positive impact on relative performance during the period. Exposure to momentum and size (the larger end of the small-cap universe) contributed to results. Conversely, an underweight exposure to higher-quality stocks was detrimental. During the period, the Portfolio’s overweight exposure to beta was the largest detractor from returns. The Portfolio held no derivatives during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

36

AST Small-Cap Growth Opportunities Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth Opportunities (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
Itron, Inc.	Electronic Equipment, Instruments & Components	1.3%
LHC Group, Inc.	Health Care Providers & Services	1.2%
Generac Holdings, Inc.	Electrical Equipment	1.2%
Everbridge, Inc.	Software	1.1%
Steven Madden Ltd.	Textiles, Apparel & Luxury Goods	1.0%
Hostess Brands, Inc.	Food Products	1.0%
Mercury Systems, Inc.	Aerospace & Defense	1.0%
Varonis Systems, Inc.	Software	1.0%
Iovance Biotherapeutics, Inc.	Biotechnology	0.9%
Axon Enterprise, Inc.	Aerospace & Defense	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

37

AST Small-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	21.98%	6.07%	10.52%
Russell 2000® Value Index	22.39	6.99	10.56
Russell 2000® Index	25.52	8.23	11.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Small-Cap Value Portfolio returned 21.98%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2000 Index.

The investment objective of the Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

What were the market conditions during the reporting period?

In general, 2019 was a strong year for equities, including small-cap stocks. The Russell 2000 Index returned 25.52% but trailed the Russell 3000 Index’s 31.02% return. Similar to 2018, value stocks had a hard time keeping up with growth stocks, with a spread of about 600 basis points separating the two small-cap style indexes. (One basis point equals 0.01%.) During the period, the Portfolio’s benchmark, the Russell 2000 Value Index (the Index), was up 22.39%, while the Russell 2000 Growth Index returned 28.48%. Not unexpectedly, small-cap managers who placed greater importance on value struggled more than small-cap managers focused on growth or relative value. Thus, substyle was important during the reporting period.

Within the Index, energy was the only sector to post an absolute negative return. Sectors that underperformed the Index included health care, consumer staples, and communication services. The strongest sector by far was information technology, which was followed by real estate, industrials, and materials. Index-heavyweight financials basically performed in line with the overall Index.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s underweight versus the Index to the energy sector — combined with strong stock selection in industrials, communication services, financials, and consumer staples — contributed most to relative performance. However, weak stock selection in the materials, real estate, health care, and energy sectors detracted from relative results. Favoring larger and more liquid small-cap stocks that had some momentum added to returns, while the Portfolio’s biases to value and higher-profitability stocks detracted from performance.

The Portfolio’s sleeves produced mixed relative performance during the reporting period. The LMCG sleeve, which represented a Portfolio weight of 40%, outperformed the Index, while the JPMorgan sleeve, which represented a Portfolio weight of 60%, underperformed.

For the LMCG sleeve, outperformance versus the Index was driven by favorable risk exposures (i.e., its relative value posture and larger market-cap bias), as well as strong stock selection, led by holdings in the industrials and consumer staples sectors. The JPMorgan sleeve was troubled mainly by weak stock selection, as the performance of its risk exposures were net neutral. The sleeve’s greater focus on value was not in favor during the period. However, its tilt toward momentum was rewarded. Weak stock selection was most predominant in the real estate, health care, and energy sectors.

Regarding derivatives, the JPMorgan sleeve used equity index futures to gain exposure to equity markets. The small number of these instruments held during the reporting period had no material impact on the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

38

AST Small-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
IBERIABANK Corp.	Banks	1.4%
Portland General Electric Co.	Electric Utilities	1.3%
Murphy USA, Inc.	Specialty Retail	1.2%
CACI International, Inc. (Class A Stock)	IT Services	1.0%
MACOM Technology Solutions Holdings, Inc.	Semiconductors & Semiconductor Equipment	0.9%
Sterling Bancorp	Banks	0.9%
TreeHouse Foods, Inc.	Food Products	0.9%
Darling Ingredients, Inc.	Food Products	0.9%
FNB Corp.	Banks	0.9%
EMCOR Group, Inc.	Construction & Engineering	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

39

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	28.23%	15.63%	15.75%
Russell 1000® Growth Index	36.39	14.63	15.22
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST T. Rowe Price Large-Cap Growth Portfolio returned 28.23%. The Portfolio underperformed the Russell 1000 Growth Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.

What were market conditions during the reporting period?

US stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The Federal Reserve’s decision to keep interest rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the US and China also drove market sentiment. Speculation rose numerous times during the year that the two countries were close to reaching an agreement, although occasional tensions seemed to reduce that likelihood. A preliminary “phase one” trade deal was not officially struck until December. The agreement called for the US to lower or cancel the scheduled tariff rate on various Chinese goods. The agreement also required “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange.” Within the Portfolio’s benchmark Russell 1000 Growth Index (the Index), all sectors advanced. The information technology, communication services, and financials sectors led performance, while the energy sector relatively lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio delivered positive returns for 2019 but underperformed the Index. Stock selection was the primary reason for relative underperformance, while sector weightings also detracted substantially.

Information technology was the largest detractor to relative results, owing to security selection, while an underweight position to the sector also had a negative impact. The Portfolio had an underweight position in Apple Inc., whose shares marched higher during the period driven by accelerating growth of services and wearable devices, along with improving conditions for iPhone sales in China.

An overweight position and poor stock selection in the health care sector hurt relative performance, driven by a position in Cigna Corp. Shares of the insurance provider underperformed as pressure from Democratic presidential candidates promoting a single-payer health care system caused a major selloff and represents an ongoing overhang for the managed care industry.

Industrials and business services also detracted on a relative basis, due to poor stock picks, including as Boeing Co. Shares of the company sold off following two plane crashes in 2019 linked to a design flaw in Boeing’s 737 MAX jet and were dragged even lower by a series of negative news events during the investigation and an ongoing recertification process.

In contrast, an underweight position in consumer staples was a notable contributor. Stock selection in the consumer discretionary sector, including Alibaba Group Holding Ltd., also added value, while an overweighting in the sector had a negative impact.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

40

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Large-Cap Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
Microsoft Corp.	Software	7.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	7.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	5.8%
Visa, Inc. (Class A Stock)	IT Services	5.3%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	5.0%
Boeing Co. (The)	Aerospace & Defense	4.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.4%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	2.7%
Global Payments, Inc.	IT Services	2.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

41

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	25.97%	5.73%	8.65%
Russell 1000® Value Index	26.54	8.29	11.80
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST T. Rowe Price Large-Cap Value Portfolio returned 25.97%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

What were market conditions during the reporting period?

US stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The Federal Reserve’s decision to keep interest rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the US and China also drove market sentiment. Speculation rose numerous times during the year that the two countries were close to reaching an agreement, although occasional tensions seemed to reduce that likelihood. A preliminary “phase one” trade deal was not officially struck until December. The agreement called for the US to lower or cancel the scheduled tariff rate on various Chinese goods. The agreement also required “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange.”

What strategies or holdings affected the Portfolio’s performance?

The Portfolio delivered positive returns for 2019 and outperformed the benchmark Russell 1000 Value Index. Stock selection was the primary reason for relative outperformance.

Consumer staples was the leading sector contributor to relative returns, owing to favorable security selection, including Tyson Foods Inc. Shares of Tyson continued to benefit from the ongoing effects of African swine fever, causing global protein prices to rise in the wake of the outbreak, and from the reopening of the Chinese market to US poultry sales late in 2019. The subadvisor continues to like Tyson Foods for its accelerating growth in the prepared foods market, strong long-term earnings prospects, and transformation into a global, branded protein company.

Stock choices and an overweight position in information technology both had a positive impact on the Portfolio’s performance, led by Applied Materials Inc. The company’s share price increased throughout the year as semiconductor systems revenue continued to grow, driven by improved performance within the logic and foundry segment. The subadvisor favors Applied Materials for its diverse customer mix, strong position as a supplier to the semiconductor industry, and shareholder-friendly capital allocation policies.

Real estate also contributed on a relative basis, due to stock selection, most notably in Weyerhaeuser Co.

In contrast, stock selection in communication services was a notable detractor, driven by a position in Fox Corp. Despite reporting strong quarterly results fueled by lower programming costs, Fox underperformed the sector due to investor skepticism concerning the long-term viability of the pay-TV business model. In spite of this performance, the subadvisor believes Fox can benefit from the growth of direct-to-consumer programming and favors the company for its premium entertainment offerings, high-affinity viewership, and healthy balance sheet.

Weak stock choices, such as DuPont de Nemours, in the materials sector also weighed on relative performance. Shares of DuPont traded lower as a result of falling commodity chemical input prices, slowing demand in end markets, and the announced merger of DuPont’s Nutrition & Biosciences segment with International Flavors & Fragrances. The subadvisor continues to like the company for its strong management team, diverse specialty product offering, and balance sheet flexibility that supports organic growth.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

42

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Large-Cap Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
JPMorgan Chase & Co.	Banks	3.8%
Wells Fargo & Co.	Banks	3.7%
TOTAL SA (France), ADR	Oil, Gas & Consumable Fuels	2.6%
General Electric Co.	Industrial Conglomerates	2.5%
Southern Co. (The)	Electric Utilities	2.5%
Tyson Foods, Inc. (Class A Stock)	Food Products	2.4%
Morgan Stanley	Capital Markets	2.4%
Medtronic PLC	Health Care Equipment & Supplies	2.4%
American International Group, Inc.	Insurance	2.3%
Johnson & Johnson	Pharmaceuticals	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

43

AST T. Rowe Price Natural Resources Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	16.87%	1.57%	1.96%
Lipper Global Natural Resources Fund Index	12.52	-0.88	-0.75
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST T. Rowe Price Natural Resources Portfolio returned 16.87%. The Portfolio outperformed the Lipper Global Natural Resources Fund Index and underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

What were market conditions during the reporting period?

The MSCI World Select Natural Resources Index posted a double-digit gain for 2019, but lagged the broader S&P 500 Index. Many commodity prices finished the year higher, with some of the more economically sensitive ones receiving a lift in the fourth quarter as apparent progress on US-China trade negotiations improved sentiment. Gold and silver prices benefited from the increased economic uncertainty and market volatility in 2019. Precious metals and minerals stocks fared well during the year, as did some defensive industries such as water utilities and industrial gases. US oil and production stocks lost ground, reflecting persistent weakness in natural gas prices. Oil and gas drilling stocks also finished the year lower.

What strategies or holdings affected the Portfolio’s performance?

An overweight allocation to industrial gases was the largest contributor to the Portfolio’s relative performance in 2019. Consolidations in recent years have created a stronger industry structure, and stocks have benefited from late-cycle tailwinds and a positive pricing environment. Pricing gains in a more rational industry environment resulted in stock price margin expansion for the Portfolio’s investments. Synergies are likely to emerge from recent acquisitions and integrations.

Specialty chemicals, one of the Portfolio’s largest areas of investment, delivered strong relative results due to stock selection. A preference for coatings companies that benefit from low input costs while producing branded products with consistent end-market demand played out well for the Portfolio. Despite a tough operating environment, the Portfolio’s largest positions delivered strong results due to margin expansion in the wake of depressed raw material prices. The subadvisor believes there is room for improvement in these holdings that could unlock additional value going forward.

Stock selection in the oil and gas storage and transportation industry contributed to results, led by TC Energy, the Portfolio’s top midstream pipeline. The company operates in a utility-like manner with visible cash flows and a consistent dividend. Its natural gas pipelines represent a critical asset that moves over 20% of North American natural gas, and the company’s recent decisions to sell non-core assets while focusing on smaller projects to expand the capacity of existing pipelines were rewarded by investors.

Stock selection in the integrated oil and gas sector detracted from relative performance. While many favored names in the space generated modest returns, an allocation to Occidental Petroleum Corp. weighed significantly on performance. Shares tumbled after the company entered and ultimately won a bidding war for Anadarko Petroleum in a deal viewed unfavorably by many shareholders. However, Occidental’s lower share price created a more compelling risk/reward opportunity, and the company’s proposed capital efficiency improvement plan helped temper investor fears about capital expenditure synergies after the merger.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

44

AST T. Rowe Price Natural Resources Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

The subadvisor continues to believe that the global commodities market is in the midst of a long-term, secular downcycle that will include short periods of cyclical disruption. The subadvisor also remains committed to its bottom-up stock selection process and philosophy of buying and holding a diverse selection of fundamentally sound natural resources companies with solid balance sheets and talented management teams.

Although the Portfolio held derivative rights at some points in the period, it held none at period-end. The estimated return from employing derivative rights was negligible.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Natural Resources (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
TOTAL SA	Integrated Oil & Gas	France	5.2%
Linde PLC	Industrial Gases	United Kingdom	2.9%
BP PLC	Integrated Oil & Gas	United Kingdom	2.8%
Air Products & Chemicals, Inc.	Industrial Gases	United States	2.7%
EOG Resources, Inc.	Oil & Gas Exploration & Production	United States	2.5%
Concho Resources, Inc.	Oil & Gas Exploration & Production	United States	2.5%
NextEra Energy, Inc.	Electric Utilities	United States	2.3%
ConocoPhillips	Oil & Gas Exploration & Production	United States	2.2%
TC Energy Corp.	Oil & Gas Storage & Transportation	Canada	2.0%
Pioneer Natural Resources Co.	Oil & Gas Exploration & Production	United States	1.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

45

AST Templeton Global Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	1.60%	1.03%	1.67%
FTSE World Government Bond Index	5.90	2.03	1.85

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Templeton Global Bond Portfolio returned 1.60%. The Portfolio underperformed the FTSE World Government Bond Index.

The investment objective of the Portfolio is to seek to provide current income with capital appreciation and growth of income.

What were the market conditions during the reporting period?

After a volatile end to 2018, global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter. However, escalating trade tensions between the US and China sporadically resurfaced, leading to broad resurgences in global risk aversion that intermittently affected market valuations. The Federal Reserve (the Fed) and the European Central Bank (the ECB) increasingly cited trade uncertainties and global risks as policy concerns, as the Fed built a case for rate cuts and the ECB signalled that monetary policy accommodation could expand later in the year.

The Fed took a dovish turn at its January 2019 meeting, halting rate hikes and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting, as Fed officials kept rates unchanged and moderately downgraded US economic growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting it for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (bps). (One basis point equals 0.01%.) In August, the Fed discontinued its monthly pace of balance sheet reductions, two months earlier than originally forecast. Fed policymakers then cut rates again by 25 bps at both the September and October meetings, leaving them in a range of 1.50% to 1.75%. They also signalled that they were likely to keep rates unchanged going forward, barring a material change in the economic outlook.

The shifts in Fed monetary policy affected the shape of the US Treasury yield curve. In May, an inversion in the three-month to the 10-year portion of the yield curve took hold, with the spread (yield differential) reaching a low of 50 bps in late August. However, the Fed’s updated forward guidance in September and October enabled the curve to steepen, erasing the inversion as short-term yields fell and longer-term yields rose. The Treasury yield curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting. A majority of Fed officials indicated they expected rates to remain unchanged through the end of 2020.

Despite escalating trade disputes between the US and China, including a peak in retaliatory measures by each country in August, an agreement on a “phase-one” trade deal was reached in December. The news bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, Templeton continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in Templeton’s view.

For most of 2019, the ECB kept its policy rate unchanged (0.0% for main refinancing operations and a -0.40% deposit facility) but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to -0.5%. It also scheduled for November the restart of its quantitative easing program. At his final meeting as ECB president in October, Mario Draghi kept rates unchanged. Christine Lagarde took over as ECB president in November and held her first policy meeting in December, keeping rates and the quantitative easing program unchanged, largely as expected. Lagarde seemed likely to maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative interest rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” Templeton expected the euro to weaken against the US dollar on the ECB’s continued monetary policy accommodation, as well as unresolved structural vulnerabilities in the eurozone.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

46

AST Templeton Global Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

The Bank of Japan (BOJ) kept monetary policy unchanged in 2019, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. Templeton expected BOJ monetary policy to remain highly accommodative during the period. However, Templeton’s expectations for weakness in the Japanese yen against the US dollar shifted to expectations for strength. The shift in view was based on softer policy divergence between the Fed and BOJ, as well as the yen’s potential to strengthen as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world adopted the dovish stance of the Fed and ECB during 2019, cutting their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India by 135 bps, and Brazil by 200 bps. Overall, sovereign government bond yields declined across much of the world during 2019. The yield on the 10-year US Treasury note finished the period 77 bps lower than it started at 1.92%, and the yield on the 10-year German government bond fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August (-0.71%). On the whole, long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic due to individual country dynamics. (Duration is a measure of a bond or bond portfolio’s price sensitivity to interest rates over time.)

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio continued to seek select duration exposures in countries that had attractive risk-adjusted yields, strong or improving economic fundamentals, and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The Portfolio also maintained negative duration exposure to longer-term US Treasuries because Templeton believed that inflation pressures, rising deficit spending, and surging levels of debt issuance were significantly underpriced risks in the longer-term US Treasury markets. The Portfolio also increased its allocations to undervalued perceived safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing accommodative monetary policies across the developed world. Most notably, the Portfolio had allocations to the Japanese yen, Swiss franc, Swedish krona, and Norwegian krone. The Portfolio also held a net-negative position in the euro to hedge against broad-based US dollar strength and unresolved structural risks across Europe, as well as a net-negative position in the Australian dollar to hedge against broad emerging markets risks.

During the period, the Portfolio’s positive absolute performance was primarily attributable to its currency positions. Interest rate strategies detracted from absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Portfolio’s net-negative position in the euro contributed positively to absolute performance, as did its position in the Indonesian rupiah. However, currency positions in Latin America detracted from absolute results (the Argentine peso detracted, while the Mexican peso contributed). The Portfolio maintained a defensive approach regarding developed markets interest rates, while holding duration exposures in select emerging markets. Negative duration exposure to US Treasuries detracted from absolute results, while select duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) added to absolute performance.

On a relative basis, the Portfolio underperformed its benchmark index due to its interest rate strategies. Currency positions contributed positively to relative results, while sovereign credit exposures had a largely neutral effect. Underweight duration exposures in the US and Japan detracted from relative performance, as did select underweight duration exposures in Europe. However, select overweight duration exposures in Asia ex-Japan (Indonesia) and Latin America (Brazil) added to relative results. Among currencies, the strategy’s underweight position in the euro contributed positively to relative performance, as did its overweight position in the Indonesian rupiah. However, overweight currency positions in Latin America detracted from relative performance (the Argentine peso detracted, while the Mexican peso contributed).

During the reporting period, forward currency exchange contracts were used to actively manage currencies. In addition, interest rate swaps were employed to tactically manage duration exposures.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

47

AST Templeton Global Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Templeton Global Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	25.0%
AA	4.3%
A	22.2%
BBB	14.2%
BB	10.8%
B	1.5%
CCC and Below	1.6%
NR	-3.5%
Cash/Cash Equivalents	23.8%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO and may include derivative instruments that could have a negative.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

48

AST WEDGE Capital Mid-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	19.14%	4.65%	10.44%
Russell MidCap® Value Index	27.06	7.62	12.41
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST WEDGE Capital Mid-Cap Value Portfolio returned 19.14%. The Portfolio underperformed both the Russell MidCap Value Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

What were the market conditions during reporting period?

The US mid-cap equity market ended 2019 in the similarly strong manner in which it started. The Russell Midcap Value Index posted a 6.4% return in the fourth quarter, bringing the full year return to 27.06%. Large-cap stocks outperformed small-cap stocks in the fourth quarter and for the third year in a row, according to the FTSE Russell indices. Mid-cap growth stocks outperformed mid-cap value stocks again for the year. Over the past two years, the underperformance of value stocks has been less about fundamentals and more about sentiment, in Wedge Capital’s view. Currently, valuation spreads would indicate that value is historically inexpensive.

What strategies or holdings affected the Portfolio’s performance?

In contrast to prior periods, the Portfolio had less of a cyclical bias relative to the benchmark as a result of actively trimming positions that benefited from an improved economic outlook. The Portfolio continued to exhibit better valuation characteristics, profitability metrics, and long-term earnings growth potential.

The Portfolio was overweight the consumer services, retail, and industrial services sectors, based on favorable valuations and improving company fundamentals. Conversely, consumer staples, technology, and consumer durables were the largest sector underweights, as Wedge Capital believed fewer opportunities existed within them.

Portfolio performance for the year was positively impacted by stock selection in certain sectors. In financials, Fidelity National Financial Inc. shares represented 2.98% of the overall Portfolio weight and added 45 basis points to the Portfolio’s relative performance. (One basis point equals 0.01%.) Similarly, in telecommunications, Altice USA Inc. shares represented 2.20% and added 85 basis points. In capital goods, TransDigm Group Inc. represented 4.65% and added 155 basis points. As a sector, capital goods was an overweight, representing 7.19% of the Portfolio’s weight and adding 11 basis points, compared with that sector’s 6.39% weight in the benchmark index.

Negatively impacting the Portfolio was the basic materials sector. Owens-Illinois Inc. shares detracted 149 basis points from relative performance and the position was sold during the period. As a sector, the basic materials sector was an overweight, representing 9.42% of the Portfolio’s weight and detracting 13 basis points from performance, compared with that sector’s 6.70% weight in the index. In the energy sector, EQT Corp. represented 2.15% and detracted 153 basis points from performance. As a sector, energy was an overweight, representing 7.21% of the Portfolio’s weight and detracting 28 basis points, compared with that sector’s 5.77% weight in the benchmark. In utilities, PG&E Corp. shares detracted 273 basis points from relative performance, and the position was sold during the period.

In Wedge Capital’s view, history has shown that patience seems to be a virtue when the market re-values companies that are trading at such extreme discounts relative to their long-term earnings growth potential.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

49

AST WEDGE Capital Mid-Cap Value Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST WEDGE Capital Mid-Cap Value (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
TransDigm Group, Inc.	Aerospace & Defense	4.4%
Universal Health Services, Inc. (Class B Stock)	Health Care Providers & Services	4.2%
Zimmer Biomet Holdings, Inc.	Health Care Equipment & Supplies	3.6%
Lamar Advertising Co. (Class A Stock)	Equity Real Estate Investment Trusts (REITs)	3.6%
Ashland Global Holdings, Inc.	Chemicals	3.5%
Murphy Oil Corp.	Oil, Gas & Consumable Fuels	3.5%
Ally Financial, Inc.	Consumer Finance	3.5%
FirstEnergy Corp.	Electric Utilities	3.3%
Republic Services, Inc.	Commercial Services & Supplies	3.2%
EPR Properties	Equity Real Estate Investment Trusts (REITs)	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

50

AST Wellington Management Hedged Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	20.55%	6.61%	7.96%
Blended Index	20.31	7.29	8.18
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Wellington Management Hedged Equity Portfolio returned 20.55%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE (GD) Index, and 30% ICE Bank of America Merrill Lynch 3 Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.

What were the market conditions during the reporting period?

For the 12-month period that ended December 31, 2019, global equities rose. In the first quarter of 2019, global markets recovered from losses in 2018, surging due to productive trade negotiations between the US and China and by dovish rhetoric and policy actions by the major central banks. The United Kingdom’s pending exit from the European Union, known as Brexit, remained a key area of concern as negotiations faltered in the quarter.

In the second quarter, global equities rose again as trade tensions between China and the US eased near quarter-end after the two countries agreed at an economic summit to resume negotiations. Brexit continued to be a major worry, with the UK avoiding an abrupt no-deal departure and Prime Minister Theresa May announcing she would resign on June 7 after failing to secure a Brexit deal.

In the third quarter, Boris Johnson replaced May as prime minister, and the UK Parliament passed legislation requiring him to request an extension of the Brexit process if he failed to secure an acceptable deal. On the monetary front, the Federal Reserve (the Fed) cut interest rates in July, September, and October to help extend the US economic expansion amid a slowdown in growth and trade conflicts. The European Central Bank unveiled a sweeping, long-term economic stimulus package to bolster the eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions.

In the fourth quarter, waning recession fears and forecasts for improving global growth in 2020 helped bolster risk sentiment, while geopolitics and trade disputes continued to be major drivers of market volatility. The US canceled tariffs scheduled to take effect on December 15 in an effort to secure a so-called “phase-one” trade deal with China. President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15, providing significant relief to global markets. UK equities rose after the Conservative Party’s victory in the general election at the end of 2019 lifted uncertainty about Brexit and also about the Labor Party’s plans to nationalize large swaths of the nation’s economy.

What strategies or holdings affected the Portfolio’s performance?

Strong stock selection within the underlying equity strategy contributed to the Portfolio’s relative performance. Within this strategy, selection in the industrials, health care, and financials sectors contributed most to relative performance. This was partially offset by weaker selection within the information technology (IT), communication services, and utilities sectors. On a regional basis, security selection in North America, Europe, the UK, and Asia (including Japan) was strong. These positive results were partially offset by weaker selection in emerging markets, particularly China.

Sector allocation, a residual of bottom-up stock selection by the underlying subadvisors, detracted from relative performance during the period. An underweight allocation to the IT sector and an overweight allocation to the financials sector detracted from results. These negative contributions were partially offset by positive contributions from underweight allocations in the energy and health care sectors. From a regional perspective, the Portfolio’s overweight exposures to emerging markets and North America and underweight exposures to Asia, including Japan, and Europe added to returns during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

51

AST Wellington Management Hedged Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

The Portfolio’s defensive-style profile was a headwind during a period when equity markets were generally up. Underweight exposures to some of the more risk-seeking factors (beta, volatility, and liquidity) and the Portfolio’s smaller-cap footprint detracted from results. This drag was partially offset by a positive contribution from the Portfolio’s overweight exposure to momentum during the period.

At the end of the period, the Portfolio’s largest overweight exposures, compared to the blended equity benchmark, were in the industrials, financials, and real estate sectors. The Portfolio was most underweight in the IT, communication services, and consumer discretionary sectors.

The Portfolio’s option risk management strategy, designed to mitigate capital losses during periods when equity markets decline, detracted from the Portfolio’s overall performance during the period as equity markets rose.

Presentation of Portfolio Holdings — unaudited

AST Wellington Management Hedged Equity (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
UnitedHealth Group, Inc.	Health Care Providers & Services	1.7%
Medtronic PLC	Health Care Equipment & Supplies	1.4%
Lockheed Martin Corp.	Aerospace & Defense	1.1%
Bank of America Corp.	Banks	1.1%
Deere & Co.	Machinery	1.1%
American Tower Corp.	Equity Real Estate Investment Trusts (REITs)	1.0%
Canadian National Railway Co. (Canada)	Road & Rail	1.0%
JPMorgan Chase & Co.	Banks	1.0%
Comcast Corp. (Class A Stock)	Media	0.9%
Philip Morris International, Inc.	Tobacco	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

52

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Wellington Management Hedged Equity Portfolio Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (GD) (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and ICE BofAML 3-Month US Treasury Bill Index (30%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

FTSE World Government Bond Index is a market-capitalization-weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

MSCI EAFE Index (GD) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI Emerging Markets Index (GD) - Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) - Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2019

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell MidCap Index is an unmanaged market capitalization weighted index representing the smallest 800 companies in the Russell 1000 index.

Russell MidCap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market.

The Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST AQR Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,074.60	1.34%	$7.01
	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$1,092.10	1.05%	$5.54
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$1,061.00	1.03%	$5.35
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST Hotchkis & Wiley Large-Cap Value Portfolio	Actual	$1,000.00	$1,083.50	0.82%	$4.31
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

AST International Growth Portfolio	Actual	$1,000.00	$1,092.00	1.07%	$5.64
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

AST International Value Portfolio	Actual	$1,000.00	$1,074.60	1.09%	$5.70
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$1,071.90	1.01%	$5.27
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$1,097.80	0.99%	$5.23
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$1,080.30	0.91%	$4.77
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST MFS Global Equity Portfolio	Actual	$1,000.00	$1,077.70	1.11%	$5.81
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2019

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST MFS Growth Portfolio	Actual	$1,000.00	$1,096.30	0.97%	$5.13
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$1,094.10	0.93%	$4.91
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Mid-Cap Growth Portfolio	Actual	$1,000.00	$1,028.00	1.02%	$5.21
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$1,063.30	1.00%	$5.20
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Parametric Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,036.80	1.37%	$7.03
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97

AST QMA Large-Cap Portfolio	Actual	$1,000.00	$1,085.90	0.81%	$4.26
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

AST Small-Cap Growth Portfolio	Actual	$1,000.00	$1,023.50	0.99%	$5.05
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Small-Cap Growth Opportunities Portfolio	Actual	$1,000.00	$1,076.80	1.06%	$5.55
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Small-Cap Value Portfolio	Actual	$1,000.00	$1,071.00	1.10%	$5.74
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$1,086.10	0.90%	$4.73
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST T. Rowe Price Large-Cap Value Portfolio	Actual	$1,000.00	$1,090.60	0.78%	$4.11
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$1,031.60	1.02%	$5.22
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Templeton Global Bond Portfolio	Actual	$1,000.00	$979.40	0.94%	$4.69
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST WEDGE Capital Mid-Cap Value Portfolio	Actual	$1,000.00	$1,041.00	1.06%	$5.45
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$1,059.60	1.06%	$5.50
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

GLOSSARY

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ADR	American Depositary Receipt
AQUIS	Aquis Exchange
BATS	Chi-X Europe Stock Exchange
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
NYSE	New York Stock Exchange
OTC	Over-the-counter
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
Q	Quarterly payment frequency for swaps
REITs	Real Estate Investment Trust
RTS	Russian Trading System
S	Semiannual payment frequency for swaps
S&P	Standard & Poor’s
SDR	Sweden Depositary Receipt
TIPS	Treasury Inflation-Protected Securities
TRQX	Turquoise Stock Exchange
TSX	Toronto Stock Exchange
UTS	Unit Trust Security
XFRA	Frankfurt Stock Exchange
XTSE	Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AQR EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 92.9%
COMMON STOCKS — 92.7%	Shares	Value
Brazil — 2.1%
Banco do Brasil SA	138,300	$1,815,946
BB Seguridade Participacoes SA	45,900	430,166
BRF SA*	10,600	92,754
CCR SA	90,600	427,471
Cia de Saneamento Basico do Estado de Sao Paulo	8,500	127,964
Cielo SA	108,000	224,715
Embraer SA, ADR*(a)	6,402	124,775
Petrobras Distribuidora SA	70,500	526,993
TIM Participacoes SA, ADR(a)	16,704	319,213

		4,089,997

Chile — 1.1%
Banco de Chile	1,625,004	172,236
Banco de Credito e Inversiones SA	2,300	104,302
Banco Santander Chile, ADR	2,319	53,499
Cencosud SA	333,123	438,582
Cia Cervecerias Unidas SA, ADR	21,042	399,167
Enel Americas SA, ADR(a)	67,153	737,340
Enel Chile SA	1,222,186	114,588
Latam Airlines Group SA	6,911	69,344

		2,089,058

China — 35.0%
3SBio, Inc., 144A*	42,500	55,386
58.com, Inc., ADR*	2,792	180,726
AAC Technologies Holdings, Inc.	94,000	823,868
Agricultural Bank of China Ltd. (Class A Stock)	496,100	263,087
Alibaba Group Holding Ltd., ADR*	48,318	10,248,248
Anhui Conch Cement Co. Ltd. (Class A Stock)	19,548	154,255
Anhui Conch Cement Co. Ltd. (Class H Stock)	93,000	680,001
ANTA Sports Products Ltd.	86,000	771,387
Autohome, Inc., ADR*	2,630	210,426
Baidu, Inc., ADR*	8,379	1,059,106
Bank of China Ltd. (Class A Stock)	451,800	239,587
Bank of China Ltd. (Class H Stock)	1,570,000	670,997
Bank of Communications Co. Ltd. (Class A Stock)	119,400	96,607
Bank of Ningbo Co. Ltd. (Class A Stock)	18,800	76,045
Bank of Shanghai Co. Ltd. (Class A Stock)	60,350	82,360
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	129,000	106,398
Beijing Capital International Airport Co. Ltd. (Class H Stock)	994,000	963,015
Beijing Enterprises Holdings Ltd.	112,000	514,977
BOE Technology Group Co. Ltd. (Class A Stock)	196,200	127,956
BYD Co. Ltd. (Class A Stock)	10,600	72,685
China Agri-Industries Holdings Ltd.	101,000	53,527
China CITIC Bank Corp. Ltd. (Class H Stock)	1,575,000	944,349
China Communications Services Corp. Ltd. (Class H Stock)	1,010,000	738,331

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Construction Bank Corp. (Class H Stock)	3,144,000	$2,714,096
China East Education Holdings Ltd., 144A*	135,500	284,226
China Everbright Bank Co. Ltd. (Class A Stock)	88,500	56,097
China Evergrande Group*	97,000	269,470
China International Travel Service Corp. Ltd. (Class A Stock)	8,752	111,973
China Jinmao Holdings Group Ltd.	110,000	85,987
China Lesso Group Holdings Ltd.	206,000	264,179
China Medical System Holdings Ltd.	879,000	1,265,781
China Merchants Bank Co. Ltd. (Class A Stock)	38,698	209,203
China Merchants Securities Co. Ltd. (Class A Stock)	26,500	69,702
China Minsheng Banking Corp. Ltd. (Class A Stock)	90,800	82,322
China Mobile Ltd.	441,500	3,716,053
China National Building Material Co. Ltd. (Class H Stock)	742,000	830,617
China Overseas Land & Investment Ltd.	230,000	896,330
China Pacific Insurance Group Co. Ltd. (Class A Stock)	15,000	81,660
China Petroleum & Chemical Corp. (Class A Stock)	167,900	123,444
China Railway Construction Corp. Ltd. (Class A Stock)	107,037	156,084
China Resources Cement Holdings Ltd.	190,000	242,415
China Resources Land Ltd.	166,000	827,254
China Resources Pharmaceutical Group Ltd., 144A	678,500	630,586
China Resources Power Holdings Co. Ltd.	568,000	798,698
China Shipbuilding Industry Co. Ltd. (Class A Stock)	131,875	99,259
China State Construction Engineering Corp. Ltd. (Class A Stock)	219,900	177,707
China Telecom Corp. Ltd. (Class H Stock)	916,000	377,337
China Traditional Chinese Medicine Holdings Co. Ltd.	230,000	111,275
China United Network Communications Ltd. (Class A Stock)	98,500	83,370
China Vanke Co. Ltd. (Class H Stock)	123,400	526,499
China Yangtze Power Co. Ltd. (Class A Stock)	204,997	541,275
CITIC Ltd.	691,000	923,772
CITIC Securities Co. Ltd. (Class A Stock)	38,700	140,944
Country Garden Holdings Co. Ltd	354,000	568,016
Country Garden Services Holdings Co. Ltd.	137,000	463,215
CRRC Corp. Ltd. (Class A Stock)	103,300	106,029
CSPC Pharmaceutical Group Ltd.	594,000	1,420,995
Dali Foods Group Co. Ltd., 144A	357,000	265,001
Far East Horizon Ltd.	205,000	192,359

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
China (continued)
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	6,900	$106,668
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	12,800	120,748
Guangdong Investment Ltd.	408,000	854,718
Guotai Junan Securities Co. Ltd. (Class A Stock)	41,200	109,686
Haier Smart Home Co. Ltd. (Class A Stock)	29,100	81,621
Haitong Securities Co. Ltd. (Class A Stock)	47,800	106,301
Hangzhou Hikvision Digital Technology Co. Ltd. (Class A Stock)	49,633	233,362
Hansoh Pharmaceutical Group Co. Ltd., 144A*	104,000	346,090
Hengan International Group Co. Ltd.	18,500	131,880
Hua Hong Semiconductor Ltd., 144A	215,000	491,707
Huatai Securities Co. Ltd. (Class A Stock)	33,900	99,142
Huazhu Group Ltd., ADR(a)	6,249	250,397
Industrial & Commercial Bank of China Ltd. (Class A Stock)	168,800	142,576
Industrial Bank Co. Ltd. (Class A Stock)	40,400	115,069
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	18,400	81,883
Innovent Biologics, Inc., 144A*	19,000	64,728
JD.com, Inc., ADR*	23,952	843,829
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	15,191	191,271
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	5,000	79,395
JOYY, Inc., ADR*(a)	2,101	110,912
Kingboard Holdings Ltd.	53,500	170,304
Kunlun Energy Co. Ltd.	636,000	562,675
Kweichow Moutai Co. Ltd. (Class A Stock)	2,300	391,258
Lenovo Group Ltd.	512,000	343,725
Li Ning Co. Ltd.	243,000	729,870
Longfor Group Holdings Ltd., 144A	42,500	199,483
Luxshare Precision Industry Co. Ltd. (Class A Stock)	35,600	187,375
Luzhou Laojiao Co. Ltd. (Class A Stock)	5,900	73,548
Midea Group Co. Ltd. (Class A Stock)	14,000	117,370
Momo, Inc., ADR	5,244	175,674
NARI Technology Co. Ltd. (Class A Stock)	37,650	114,840
NetEase, Inc., ADR	2,358	723,057
New China Life Insurance Co. Ltd. (Class A Stock)	9,100	64,321
New China Life Insurance Co. Ltd. (Class H Stock)	82,800	357,554
New Oriental Education & Technology Group, Inc., ADR*	3,991	483,909
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	170,000	70,800
PICC Property & Casualty Co. Ltd. (Class H Stock)	798,000	964,030
Pinduoduo, Inc., ADR*	5,414	204,757

COMMON STOCKS (continued)	Shares	Value
China (continued)
Ping An Bank Co. Ltd. (Class A Stock)	47,800	$113,130
Ping An Insurance Group Co. of China Ltd. (Class A Stock)	21,700	266,943
SAIC Motor Corp. Ltd. (Class A Stock)	31,583	108,384
Sany Heavy Industry Co. Ltd. (Class A Stock)	56,000	137,481
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	844,000	1,013,352
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	35,700	69,593
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	42,660	75,948
Shenwan Hongyuan Group Co. Ltd. (Class A Stock)	114,845	84,509
Shimao Property Holdings Ltd.	41,000	159,013
Sinopharm Group Co. Ltd. (Class H Stock)	22,000	80,468
Sinotruk Hong Kong Ltd.	207,000	443,330
Sunac China Holdings Ltd.	80,000	480,678
Suning.com Co. Ltd. (Class A Stock)	56,315	81,847
Sunny Optical Technology Group Co. Ltd.	5,300	92,106
TAL Education Group, ADR*	10,080	485,856
Tencent Holdings Ltd.	228,900	11,017,818
Tingyi Cayman Islands Holding Corp.	32,000	54,646
Trip.com Group Ltd., ADR*	12,364	414,689
Uni-President China Holdings Ltd.	572,000	601,161
Vipshop Holdings Ltd., ADR*	13,092	185,514
Weichai Power Co. Ltd. (Class H Stock)	342,000	724,469
Wuliangye Yibin Co. Ltd. (Class A Stock)	9,400	179,459
Yonghui Superstores Co. Ltd. (Class A Stock)	76,400	82,813
Yum China Holdings, Inc.	12,172	584,378
Zhejiang Expressway Co. Ltd. (Class H Stock)	88,000	80,215
ZTO Express Cayman, Inc., ADR	13,430	313,591

		67,274,478

Hong Kong — 1.0%
Haier Electronics Group Co. Ltd.	155,000	485,471
Kingboard Laminates Holdings Ltd.	586,000	728,237
Sino Biopharmaceutical Ltd.	273,000	383,110
SSY Group Ltd.	72,000	58,271
Sun Art Retail Group Ltd.	225,000	273,240

		1,928,329

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	33,931	338,453
OTP Bank Nyrt	8,255	431,472

		769,925

India — 0.0%
Dr. Reddy’s Laboratories Ltd.	1,332	53,720
Wipro Ltd., ADR	14,228	53,355

		107,075

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Indonesia — 2.1%
Adaro Energy Tbk PT	3,738,500	$417,066
Bank Central Asia Tbk PT	234,300	563,286
Bank Mandiri Persero Tbk PT	2,125,700	1,172,269
Bank Negara Indonesia Persero Tbk PT	1,033,600	581,911
Indofood CBP Sukses Makmur Tbk PT	98,300	78,969
Indofood Sukses Makmur Tbk PT	457,600	260,600
Kalbe Farma Tbk PT	469,000	54,562
Perusahaan Gas Negara Tbk PT	414,600	64,756
Telekomunikasi Indonesia Persero Tbk PT	1,113,800	317,675
United Tractors Tbk PT	298,200	461,019
XL Axiata Tbk PT*	235,600	53,431

		4,025,544

Malaysia — 6.7%
AirAsia Group Bhd	709,302	295,518
AMMB Holdings Bhd	61,000	58,331
DiGi.Com Bhd	290,600	317,153
Genting Bhd.	647,000	958,463
Genting Malaysia Bhd	885,000	711,983
Hartalega Holdings Bhd	378,000	506,170
Hong Leong Bank Bhd	183,100	774,262
IHH Healthcare Bhd	423,700	566,688
Malayan Banking Bhd	871,200	1,842,116
Malaysia Airports Holdings Bhd	387,500	718,423
MISC Bhd	212,600	435,152
Nestle Malaysia Bhd	19,500	700,591
Petronas Chemicals Group Bhd	691,100	1,241,565
Petronas Gas Bhd	139,900	569,185
PPB Group Bhd.	84,700	389,820
Public Bank Bhd	214,700	1,020,562
RHB Bank Bhd	741,900	1,049,517
Sime Darby Bhd	1,149,900	624,618
Tenaga Nasional Bhd	58,100	188,356

		12,968,473

Mexico — 0.8%
Alfa SAB de CV (Class A Stock)	184,125	152,500
Alsea SAB de CV*	31,800	83,808
Arca Continental SAB de CV	73,100	386,658
Fibra Uno Administracion SA de CV, REIT	178,600	276,578
Gruma SAB de CV (Class B Stock)	34,805	356,729
Grupo Financiero Inbursa SAB de CV (Class O Stock)	58,300	71,536
Kimberly-Clark de Mexico SAB de CV (Class A Stock)*	90,800	180,712

		1,508,521

Peru — 0.4%
Credicorp Ltd.	2,850	607,421
Southern Copper Corp.	6,044	256,749

		864,170

Philippines — 0.5%
Ayala Land, Inc.	186,400	167,230
BDO Unibank, Inc.	27,460	85,593

COMMON STOCKS (continued)	Shares	Value
Philippines (continued)
International Container Terminal Services, Inc.	174,230	$441,262
SM Prime Holdings, Inc.	222,500	184,731

		878,816

Poland — 0.2%
CD Projekt SA	4,092	301,918

Qatar — 0.5%
Industries Qatar QSC	32,970	93,036
Qatar Islamic Bank SAQ	6,260	26,396
Qatar National Bank QPSC	137,230	775,722

		895,154

Romania — 0.1%
NEPI Rockcastle PLC	16,618	147,209

Russia — 2.7%
Gazprom PJSC, ADR	156,193	1,292,810
LUKOIL PJSC, ADR	11,643	1,158,292
MMC Norilsk Nickel PJSC, ADR	13,009	398,358
Mobile TeleSystems PJSC, ADR	51,500	522,725
Novatek PJSC, GDR	2,511	510,385
Novolipetsk Steel PJSC, GDR	3,321	76,992
PhosAgro PJSC, GDR	6,186	78,846
Polyus PJSC, GDR	1,196	68,079
Rosneft Oil Co. PJSC, GDR	39,709	287,741
Severstal PJSC, GDR(a)	28,705	435,590
Surgutneftegas PJSC, ADR	53,495	434,480

		5,264,298

South Africa — 0.5%
Growthpoint Properties Ltd., REIT	422,250	667,539
Momentum Metropolitan Holdings	39,984	62,438
Remgro Ltd.	20,354	283,611

		1,013,588

South Korea — 19.1%
BGF retail Co. Ltd.	1,396	204,095
BNK Financial Group, Inc.	107,954	713,188
Cheil Worldwide, Inc.	7,928	164,825
CJ ENM Co. Ltd.	2,148	295,691
Daelim Industrial Co. Ltd.	12,050	941,156
DB Insurance Co. Ltd.	7,407	333,619
Doosan Bobcat, Inc.*	23,890	709,864
GS Retail Co. Ltd.	2,199	74,492
Hana Financial Group, Inc.	30,809	980,374
Hankook Tire & Technology Co. Ltd.	11,926	344,610
Hanwha Corp.	2,593	55,845
Hanwha Life Insurance Co. Ltd.	26,285	52,343
HDC Hyundai Development Co-Engineering & Construction (Class E Stock)	3,346	74,112
Hyundai Department Store Co. Ltd.	7,046	504,550
Hyundai Glovis Co. Ltd.	4,343	535,670
Hyundai Marine & Fire Insurance Co. Ltd.	26,860	624,029
Hyundai Mobis Co. Ltd.	3,821	844,422
Industrial Bank of Korea	51,499	523,931
Kakao Corp.	2,523	334,741

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
Kangwon Land, Inc.	15,201	$388,156
KCC Corp.	1,920	387,307
Kia Motors Corp.	41,311	1,577,802
Korea Aerospace Industries Ltd.	3,506	102,978
Korea Investment Holdings Co. Ltd.	9,239	576,037
Korea Zinc Co. Ltd.	3,054	1,120,253
Korean Air Lines Co. Ltd.	3,695	90,886
KT&G Corp.	12,603	1,020,584
Kumho Petrochemical Co. Ltd.	8,641	577,485
LG Corp.	8,330	530,772
LG Electronics, Inc.	25,059	1,556,841
LG Innotek Co. Ltd.	1,899	229,221
LG Uplus Corp.	32,598	399,726
NAVER Corp.	4,641	747,032
NCSoft Corp.	910	425,222
POSCO	1,592	323,501
Posco International Corp.	3,536	56,923
S-1 Corp.	4,968	402,146
Samsung Electronics Co. Ltd.	219,704	10,574,072
Samsung Engineering Co. Ltd.*	5,202	86,127
Samsung Fire & Marine Insurance Co. Ltd.	3,916	820,751
Samsung Life Insurance Co. Ltd.	4,637	297,536
Samsung SDS Co. Ltd.	1,503	251,890
Samsung Securities Co. Ltd.	9,589	318,677
SK Hynix, Inc.	44,142	3,562,209
SK Telecom Co. Ltd.	5,198	1,066,730
Woongjin Coway Co. Ltd.	5,631	452,893
Woori Financial Group, Inc.	37,281	372,884
Yuhan Corp.	447	91,177

		36,719,375

Taiwan — 12.2%
ASE Technology Holding Co. Ltd.	119,000	330,464
Asia Cement Corp.	71,000	113,670
Catcher Technology Co. Ltd.	8,000	60,816
Chang Hwa Commercial Bank Ltd.	311,100	235,406
Chicony Electronics Co. Ltd.	19,000	56,492
China Airlines Ltd.	281,000	85,012
China Development Financial Holding Corp.	904,000	293,615
China Life Insurance Co. Ltd.*	629,082	537,578
E.Sun Financial Holding Co. Ltd.	260,003	242,277
Eva Airways Corp.	399,341	183,304
Feng TAY Enterprise Co. Ltd.	17,500	113,894
First Financial Holding Co. Ltd.	1,271,622	1,005,244
Foxconn Technology Co. Ltd.	180,000	397,964
Hon Hai Precision Industry Co. Ltd.	495,000	1,505,740
Hua Nan Financial Holdings Co. Ltd.	150,217	110,251
Inventec Corp.	171,000	130,505
Lite-On Technology Corp.	405,000	666,100
MediaTek, Inc.	38,000	563,887
Mega Financial Holding Co. Ltd.	282,000	288,087
Nanya Technology Corp.	448,000	1,250,327
Nien Made Enterprise Co. Ltd.	10,000	92,507
Pegatron Corp.	161,000	368,896
Phison Electronics Corp.	81,000	922,541
Powertech Technology, Inc.	182,000	608,540
President Chain Store Corp.	93,000	943,580

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Realtek Semiconductor Corp.	34,000	$267,480
SinoPac Financial Holdings Co. Ltd.	943,000	409,053
Synnex Technology International Corp.	122,000	152,716
Taiwan Business Bank	2,109,450	887,784
Taiwan Cooperative Financial Holding Co. Ltd.	573,483	396,798
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	112,928	6,561,117
Uni-President Enterprises Corp.	162,000	400,905
United Microelectronics Corp.	2,957,000	1,624,956
Wistron Corp.	917,000	868,926
Yuanta Financial Holding Co. Ltd.	238,000	160,341
Zhen Ding Technology Holding Ltd.	150,000	717,567

		23,554,340

Thailand — 2.9%
Advanced Info Service PCL, NVDR	104,900	745,215
Bangkok Bank PCL, NVDR	137,800	734,860
Bangkok Dusit Medical Services PCL, NVDR	408,600	354,375
Bumrungrad Hospital PCL, NVDR	228,100	1,117,863
Central Pattana PCL, NVDR	28,800	59,526
Electricity Generating PCL, NVDR	61,000	667,438
Kasikornbank PCL, NVDR	18,000	90,672
Krung Thai Bank PCL, NVDR	1,136,300	621,361
Ratch Group PCL, NVDR	230,100	527,677
Robinson PCL, NVDR	68,000	149,785
Thai Union Group PCL, NVDR	595,600	268,182
TMB Bank PCL, NVDR	3,544,200	198,674

		5,535,628

Turkey — 3.1%
Akbank T.A.S.*	503,091	687,451
Arcelik A/S*	237,302	832,729
BIM Birlesik Magazalar A/S	66,904	525,305
Eregli Demir ve Celik Fabrikalari TAS	239,836	364,858
Haci Omer Sabanci Holding A/S	35,587	57,175
KOC Holding A/S	74,826	256,016
TAV Havalimanlari Holding A/S	105,340	517,775
Tupras Turkiye Petrol Rafinerileri A/S	34,390	734,484
Turkcell Iletisim Hizmetleri A/S	290,027	674,038
Turkiye Garanti Bankasi A/S*	571,875	1,073,287
Turkiye Is Bankasi A/S (Class C Stock)*	173,860	187,647

		5,910,765

United Arab Emirates — 0.5%
Abu Dhabi Commercial Bank PJSC	85,742	184,784
Emaar Properties PJSC	109,767	120,190
Emirates Telecommunications Group Co. PJSC	43,092	191,895
First Abu Dhabi Bank PJSC	110,453	455,870

		952,739

United States — 0.8%
JBS SA	255,700	1,639,958

TOTAL COMMON STOCKS (cost $166,518,849)		178,439,358

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

PREFERRED STOCK — 0.2%	Shares	Value
Brazil
Cia Energetica de Minas Gerais (PRFC)	119,700	$410,337

(cost $418,570)
TOTAL LONG-TERM INVESTMENTS (cost $166,937,419)		178,849,695

SHORT-TERM INVESTMENTS — 8.6%
AFFILIATED MUTUAL FUNDS — 8.5%
PGIM Core Ultra Short Bond Fund(w)	14,840,679	14,840,679
PGIM Institutional Money Market Fund (cost $1,551,710; includes $1,549,053 of cash collateral for securities on loan)(b)(w)	1,551,477	1,551,787

TOTAL AFFILIATED MUTUAL FUNDS (cost $16,392,389)		16,392,466

UNAFFILIATED FUND — 0.1%
Goldman Sachs Financial Square Funds — Treasury Instruments Fund(vv)	70,001	70,001

(cost $70,001)
TOTAL SHORT-TERM INVESTMENTS (cost $16,462,390)		16,462,467

TOTAL INVESTMENTS — 101.5% (cost $183,399,809)		195,312,162
Liabilities in excess of other assets(z) — (1.5)%		(2,904,636)

NET ASSETS — 100.0%		$192,407,526

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,489,110; cash collateral of $1,549,053 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(vv)	Includes an amount of $70,001 segregated as collateral for OTC derivatives.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
183	Mini MSCI Emerging Markets Index	Mar. 2020	$10,249,830	$181,177

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/18/20	Citibank, N.A.	BRL	6,800	$1,656,429	$1,684,950	$28,521	$—
Expiring 03/18/20	Citibank, N.A.	BRL	6,100	1,493,246	1,511,500	18,254	—
Expiring 03/18/20	Citibank, N.A.	BRL	5,342	1,305,224	1,323,677	18,453	—
Expiring 03/18/20	Citibank, N.A.	BRL	4,000	977,271	991,147	13,876	—
Expiring 03/18/20	Citibank, N.A.	BRL	2,336	560,335	578,830	18,495	—
Expiring 03/18/20	Citibank, N.A.	BRL	700	171,145	173,451	2,306	—
Expiring 03/18/20	Citibank, N.A.	BRL	22	5,284	5,451	167	—
Chilean Peso,
Expiring 03/18/20	Citibank, N.A.	CLP	590,000	735,978	785,332	49,354	—
Expiring 03/18/20	Citibank, N.A.	CLP	170,000	224,898	226,282	1,384	—

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Chilean Peso (continued),
Expiring 03/18/20	Citibank, N.A.	CLP	124,800	$158,871	$166,118	$7,247	$—
Expiring 03/18/20	Citibank, N.A.	CLP	100,000	130,183	133,107	2,924	—
Expiring 03/18/20	Citibank, N.A.	CLP	90,490	114,008	120,449	6,441	—
Expiring 03/18/20	Citibank, N.A.	CLP	10,000	13,048	13,311	263	—
Expiring 03/18/20	Citibank, N.A.	CLP	5,200	6,647	6,922	275	—
Expiring 03/18/20	Citibank, N.A.	CLP	2,804	3,768	3,732	—	(36)
Chinese Renminbi,
Expiring 03/18/20	Citibank, N.A.	CNH	22,700	3,218,974	3,255,119	36,145	—
Expiring 03/18/20	Citibank, N.A.	CNH	13,600	1,940,845	1,950,203	9,358	—
Expiring 03/18/20	Citibank, N.A.	CNH	9,477	1,341,177	1,358,976	17,799	—
Expiring 03/18/20	Citibank, N.A.	CNH	1,200	170,216	172,077	1,861	—
Expiring 03/18/20	Citibank, N.A.	CNH	800	114,395	114,718	323	—
Expiring 03/18/20	Citibank, N.A.	CNH	600	85,018	86,038	1,020	—
Expiring 03/18/20	Citibank, N.A.	CNH	600	85,419	86,038	619	—
Expiring 03/18/20	Citibank, N.A.	CNH	500	70,654	71,699	1,045	—
Expiring 03/18/20	Citibank, N.A.	CNH	184	26,083	26,385	302	—
Expiring 03/18/20	Citibank, N.A.	CNH	41	5,813	5,879	66	—
Colombian Peso,
Expiring 03/18/20	Citibank, N.A.	COP	13,100,000	3,966,155	3,970,127	3,972	—
Expiring 03/18/20	Citibank, N.A.	COP	3,488,333	1,010,573	1,057,185	46,612	—
Expiring 03/18/20	Citibank, N.A.	COP	3,488,333	985,396	1,057,185	71,789	—
Expiring 03/18/20	Citibank, N.A.	COP	3,279,033	941,530	993,754	52,224	—
Expiring 03/18/20	Citibank, N.A.	COP	3,255,000	941,584	986,470	44,886	—
Expiring 03/18/20	Citibank, N.A.	COP	2,000,000	600,234	606,126	5,892	—
Expiring 03/18/20	Citibank, N.A.	COP	1,900,000	550,600	575,820	25,220	—
Expiring 03/18/20	Citibank, N.A.	COP	1,500,000	449,579	454,595	5,016	—
Expiring 03/18/20	Citibank, N.A.	COP	900,000	269,785	272,757	2,972	—
Expiring 03/18/20	Citibank, N.A.	COP	500,000	148,855	151,532	2,677	—
Expiring 03/18/20	Citibank, N.A.	COP	300,000	89,419	90,919	1,500	—
Expiring 03/18/20	Citibank, N.A.	COP	209,300	60,244	63,431	3,187	—
Expiring 03/18/20	Citibank, N.A.	COP	13,249	4,011	4,015	4	—
Czech Koruna,
Expiring 03/18/20	Citibank, N.A.	CZK	28,800	1,253,673	1,270,644	16,971	—
Expiring 03/18/20	Citibank, N.A.	CZK	8,000	348,796	352,957	4,161	—
Expiring 03/18/20	Citibank, N.A.	CZK	7,000	304,651	308,837	4,186	—
Expiring 03/18/20	Citibank, N.A.	CZK	5,200	227,310	229,422	2,112	—
Euro,
Expiring 03/18/20	Citibank, N.A.	EUR	50	56,092	56,359	267	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,614	45,087	473	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,568	45,086	518	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,557	45,087	530	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,380	45,087	707	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,673	45,087	414	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,589	45,087	498	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,647	45,088	441	—
Expiring 03/18/20	Citibank, N.A.	EUR	40	44,354	45,087	733	—
Expiring 03/18/20	Citibank, N.A.	EUR	14	15,480	15,723	243	—
Expiring 03/18/20	Citibank, N.A.	EUR	14	15,070	15,317	247	—
Expiring 03/18/20	Citibank, N.A.	EUR	14	15,154	15,317	163	—
Expiring 03/18/20	Citibank, N.A.	EUR	14	14,962	15,217	255	—
Expiring 03/18/20	Citibank, N.A.	EUR	13	14,439	14,655	216	—
Expiring 03/18/20	Citibank, N.A.	EUR	13	14,482	14,710	228	—
Expiring 03/18/20	Citibank, N.A.	EUR	13	14,407	14,655	248	—
Expiring 03/18/20	Citibank, N.A.	EUR	13	14,852	15,116	264	—
Expiring 03/18/20	Citibank, N.A.	EUR	13	14,952	15,116	164	—

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro (continued),
Expiring 03/18/20	Citibank, N.A.	EUR	13	$14,512	$14,655	$143	$—
Expiring 03/18/20	Citibank, N.A.	EUR	13	14,751	15,013	262	—
Expiring 03/18/20	Citibank, N.A.	EUR	13	14,588	14,857	269	—
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,147	11,272	125	—
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,096	11,272	176	—
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,165	11,272	107	—
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,206	11,272	66	—
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,202	11,272	70	—
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,199	11,272	73	—
Hungarian Forint,
Expiring 03/18/20	Citibank, N.A.	HUF	160,000	537,254	544,376	7,122	—
Expiring 03/18/20	Citibank, N.A.	HUF	90,000	305,382	306,212	830	—
Indian Rupee,
Expiring 03/18/20	Citibank, N.A.	INR	175,084	2,440,817	2,438,381	—	(2,436)
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,868,470	1,897,832	29,362	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,876,550	1,897,832	21,282	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,877,797	1,897,832	20,035	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,880,161	1,897,832	17,671	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,887,544	1,897,832	10,288	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,872,076	1,897,832	25,756	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,883,191	1,897,832	14,641	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,880,859	1,897,832	16,973	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,887,885	1,897,832	9,947	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,893,442	1,897,832	4,390	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,880,630	1,897,832	17,202	—
Expiring 03/18/20	Citibank, N.A.	INR	136,271	1,897,057	1,897,832	775	—
Expiring 03/18/20	Citibank, N.A.	INR	115,757	1,613,746	1,612,138	—	(1,608)
Expiring 03/18/20	Citibank, N.A.	INR	205	2,853	2,855	2	—
Expiring 03/18/20	Citibank, N.A.	INR	203	2,837	2,827	—	(10)
Expiring 03/18/20	Citibank, N.A.	INR	16	221	223	2	—
Indonesian Rupiah,
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,359	176,948	4,589	—
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,516	176,948	4,432	—
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,664	176,948	4,284	—
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,761	176,948	4,187	—
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,257	176,948	4,691	—
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,387	176,948	4,561	—
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,447	176,948	4,501	—
Expiring 03/18/20	Citibank, N.A.	IDR	2,463,565	172,282	176,948	4,666	—
Expiring 03/18/20	Citibank, N.A.	IDR	877,956	62,428	63,060	632	—
Expiring 03/18/20	Citibank, N.A.	IDR	552,499	39,113	39,684	571	—
Mexican Peso,
Expiring 03/18/20	Citibank, N.A.	MXN	85,400	4,481,509	4,464,820	—	(16,689)
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,268,205	2,336,450	68,245	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,254,457	2,336,450	81,993	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,264,643	2,336,450	71,807	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,267,226	2,336,450	69,224	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,258,071	2,336,450	78,379	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,252,766	2,336,450	83,684	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,259,097	2,336,450	77,353	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,248,032	2,336,450	88,418	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,257,321	2,336,450	79,129	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,281,264	2,336,450	55,186	—
Expiring 03/18/20	Citibank, N.A.	MXN	44,690	2,249,454	2,336,450	86,996	—
Expiring 03/18/20	Citibank, N.A.	MXN	43,796	2,229,103	2,289,721	60,618	—

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Mexican Peso (continued),
Expiring 03/18/20	Citibank, N.A.	MXN	37,200	$1,941,430	$1,944,863	$3,433	$—
Expiring 03/18/20	Citibank, N.A.	MXN	28,500	1,481,733	1,490,016	8,283	—
Expiring 03/18/20	Citibank, N.A.	MXN	26,200	1,362,920	1,369,769	6,849	—
Expiring 03/18/20	Citibank, N.A.	MXN	19,800	1,029,324	1,035,169	5,845	—
Expiring 03/18/20	Citibank, N.A.	MXN	2,407	125,666	125,841	175	—
Expiring 03/18/20	Citibank, N.A.	MXN	2,300	119,782	120,247	465	—
Expiring 03/18/20	Citibank, N.A.	MXN	2,200	114,748	115,019	271	—
Expiring 03/18/20	Citibank, N.A.	MXN	894	45,472	46,729	1,257	—
Expiring 03/18/20	Citibank, N.A.	MXN	172	9,027	8,992	—	(35)
Expiring 03/18/20	Citibank, N.A.	MXN	10	522	523	1	—
Expiring 03/18/20	Citibank, N.A.	MXN	4	210	209	—	(1)
New Taiwanese Dollar,
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	201,588	204,347	2,759	—
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	201,495	204,347	2,852	—
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	201,012	204,347	3,335	—
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	200,955	204,347	3,392	—
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	200,636	204,347	3,711	—
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	200,709	204,347	3,638	—
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	200,636	204,347	3,711	—
Expiring 03/18/20	Citibank, N.A.	TWD	6,076	200,842	204,347	3,505	—
Expiring 03/18/20	Citibank, N.A.	TWD	279	9,236	9,383	147	—
Expiring 03/18/20	Citibank, N.A.	TWD	59	1,981	1,984	3	—
Expiring 03/18/20	Citibank, N.A.	TWD	5	165	168	3	—
Peruvian Nuevo Sol,
Expiring 03/18/20	Citibank, N.A.	PEN	200	60,082	60,205	123	—
Expiring 03/18/20	Citibank, N.A.	PEN	110	33,013	33,113	100	—
Philippine Peso,
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,066,847	1,071,522	4,675	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,064,579	1,071,522	6,943	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,068,548	1,071,522	2,974	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,067,490	1,071,522	4,032	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,069,623	1,071,522	1,899	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,066,038	1,071,522	5,484	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,063,124	1,071,522	8,398	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,062,295	1,071,522	9,227	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,066,638	1,071,522	4,884	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,068,233	1,071,522	3,289	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,068,600	1,071,522	2,922	—
Expiring 03/18/20	Citibank, N.A.	PHP	54,461	1,067,265	1,071,522	4,257	—
Expiring 03/18/20	Citibank, N.A.	PHP	722	14,135	14,205	70	—
Expiring 03/18/20	Citibank, N.A.	PHP	707	13,854	13,910	56	—
Expiring 03/18/20	Citibank, N.A.	PHP	670	13,163	13,182	19	—
Expiring 03/18/20	Citibank, N.A.	PHP	306	6,004	6,021	17	—
Expiring 03/18/20	Citibank, N.A.	PHP	11	216	216	—	—
Polish Zloty,
Expiring 03/18/20	Citibank, N.A.	PLN	4,390	1,133,132	1,157,214	24,082	—
Expiring 03/18/20	Citibank, N.A.	PLN	4,390	1,124,813	1,157,214	32,401	—
Expiring 03/18/20	Citibank, N.A.	PLN	4,390	1,120,672	1,157,214	36,542	—
Expiring 03/18/20	Citibank, N.A.	PLN	4,390	1,136,888	1,157,214	20,326	—
Expiring 03/18/20	Citibank, N.A.	PLN	4,390	1,138,323	1,157,214	18,891	—
Expiring 03/18/20	Citibank, N.A.	PLN	4,390	1,123,209	1,157,214	34,005	—
Expiring 03/18/20	Citibank, N.A.	PLN	895	232,589	235,986	3,397	—
Expiring 03/18/20	Citibank, N.A.	PLN	886	229,931	233,566	3,635	—
Expiring 03/18/20	Citibank, N.A.	PLN	881	228,573	232,355	3,782	—
Expiring 03/18/20	Citibank, N.A.	PLN	872	226,314	229,935	3,621	—

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Polish Zloty (continued),
Expiring 03/18/20	Citibank, N.A.	PLN	855	$221,562	$225,373	$3,811	$—
Expiring 03/18/20	Citibank, N.A.	PLN	785	202,889	206,941	4,052	—
Expiring 03/18/20	Citibank, N.A.	PLN	757	195,375	199,680	4,305	—
Expiring 03/18/20	Citibank, N.A.	PLN	753	194,545	198,470	3,925	—
Expiring 03/18/20	Citibank, N.A.	PLN	717	185,496	189,068	3,572	—
Expiring 03/18/20	Citibank, N.A.	PLN	693	179,126	182,738	3,612	—
Expiring 03/18/20	Citibank, N.A.	PLN	684	176,987	180,318	3,331	—
Expiring 03/18/20	Citibank, N.A.	PLN	241	62,718	63,535	817	—
Expiring 03/18/20	Citibank, N.A.	PLN	25	6,559	6,591	32	—
Russian Ruble,
Expiring 03/18/20	Citibank, N.A.	RUB	152,630	2,349,170	2,436,126	86,956	—
Expiring 03/18/20	Citibank, N.A.	RUB	152,630	2,354,655	2,436,126	81,471	—
Expiring 03/18/20	Citibank, N.A.	RUB	152,630	2,350,363	2,436,126	85,763	—
Expiring 03/18/20	Citibank, N.A.	RUB	152,630	2,360,236	2,436,126	75,890	—
Expiring 03/18/20	Citibank, N.A.	RUB	65,000	1,003,042	1,037,465	34,423	—
Expiring 03/18/20	Citibank, N.A.	RUB	8,509	135,380	135,812	432	—
Expiring 03/18/20	Citibank, N.A.	RUB	4,994	77,202	79,710	2,508	—
Expiring 03/18/20	Citibank, N.A.	RUB	493	7,871	7,869	—	(2)
Expiring 03/18/20	Citibank, N.A.	RUB	16	246	255	9	—
Saudi Arabian Riyal,
Expiring 03/18/20	Citibank, N.A.	SAR	7,800	2,079,381	2,079,723	342	—
Expiring 03/18/20	Citibank, N.A.	SAR	7,800	2,079,256	2,079,723	467	—
Expiring 03/18/20	Citibank, N.A.	SAR	1,400	373,308	373,284	—	(24)
Expiring 03/18/20	Citibank, N.A.	SAR	1,300	346,664	346,620	—	(44)
Expiring 03/18/20	Citibank, N.A.	SAR	400	106,649	106,652	3	—
Expiring 03/18/20	Citibank, N.A.	SAR	200	53,332	53,326	—	(6)
Expiring 03/18/20	Citibank, N.A.	SAR	100	26,658	26,663	5	—
Expiring 03/18/20	Citibank, N.A.	SAR	100	26,658	26,663	5	—
Expiring 03/18/20	Citibank, N.A.	SAR	100	26,663	26,663	—	—
Expiring 03/18/20	Citibank, N.A.	SAR	100	26,666	26,663	—	(3)
Singapore Dollar,
Expiring 03/18/20	Citibank, N.A.	SGD	1,960	1,437,904	1,458,412	20,508	—
Expiring 03/18/20	Citibank, N.A.	SGD	1,550	1,138,775	1,153,336	14,561	—
Expiring 03/18/20	Citibank, N.A.	SGD	740	544,734	550,625	5,891	—
Expiring 03/18/20	Citibank, N.A.	SGD	710	522,484	528,302	5,818	—
Expiring 03/18/20	Citibank, N.A.	SGD	10	7,360	7,441	81	—
South African Rand,
Expiring 03/18/20	Citibank, N.A.	ZAR	56,600	3,988,599	3,999,906	11,307	—
Expiring 03/18/20	Citibank, N.A.	ZAR	23,700	1,580,617	1,674,872	94,255	—
Expiring 03/18/20	Citibank, N.A.	ZAR	21,200	1,407,474	1,498,198	90,724	—
Expiring 03/18/20	Citibank, N.A.	ZAR	15,000	1,004,489	1,060,046	55,557	—
Expiring 03/18/20	Citibank, N.A.	ZAR	13,259	885,659	937,027	51,368	—
Expiring 03/18/20	Citibank, N.A.	ZAR	13,259	880,893	937,027	56,134	—
Expiring 03/18/20	Citibank, N.A.	ZAR	13,259	892,179	937,027	44,848	—
Expiring 03/18/20	Citibank, N.A.	ZAR	13,259	887,549	937,027	49,478	—
Expiring 03/18/20	Citibank, N.A.	ZAR	13,259	896,795	937,027	40,232	—
Expiring 03/18/20	Citibank, N.A.	ZAR	13,259	889,498	937,027	47,529	—
Expiring 03/18/20	Citibank, N.A.	ZAR	7,600	536,049	537,090	1,041	—
Expiring 03/18/20	Citibank, N.A.	ZAR	4,470	299,252	315,864	16,612	—
Expiring 03/18/20	Citibank, N.A.	ZAR	4,447	297,502	314,236	16,734	—
Expiring 03/18/20	Citibank, N.A.	ZAR	4,343	290,509	306,928	16,419	—
Expiring 03/18/20	Citibank, N.A.	ZAR	3,619	244,574	255,773	11,199	—
Expiring 03/18/20	Citibank, N.A.	ZAR	3,412	229,201	241,158	11,957	—
Expiring 03/18/20	Citibank, N.A.	ZAR	3,309	222,622	233,850	11,228	—
Expiring 03/18/20	Citibank, N.A.	ZAR	2,918	196,708	206,247	9,539	—

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
South African Rand (continued),
Expiring 03/18/20	Citibank, N.A.	ZAR	2,209	$149,337	$156,109	$6,772	$—
Expiring 03/18/20	Citibank, N.A.	ZAR	1,150	79,904	81,270	1,366	—
Expiring 03/18/20	Citibank, N.A.	ZAR	68	4,798	4,806	8	—
Expiring 03/18/20	Citibank, N.A.	ZAR	19	1,338	1,343	5	—
Expiring 03/18/20	Citibank, N.A.	ZAR	1	71	71	—	—
South Korean Won,
Expiring 03/18/20	Citibank, N.A.	KRW	810,392	689,170	702,604	13,434	—
Expiring 03/18/20	Citibank, N.A.	KRW	569,247	479,146	493,533	14,387	—
Expiring 03/18/20	Citibank, N.A.	KRW	240,000	205,709	208,078	2,369	—
Expiring 03/18/20	Citibank, N.A.	KRW	90,000	77,887	78,029	142	—
Expiring 03/18/20	Citibank, N.A.	KRW	50,000	42,575	43,350	775	—
Expiring 03/18/20	Citibank, N.A.	KRW	50,000	43,104	43,350	246	—
Expiring 03/18/20	Citibank, N.A.	KRW	20,000	16,794	17,340	546	—
Thai Baht,
Expiring 03/18/20	Citibank, N.A.	THB	15,098	500,509	504,973	4,464	—
Expiring 03/18/20	Citibank, N.A.	THB	8,722	289,051	291,719	2,668	—
Expiring 03/18/20	Citibank, N.A.	THB	3,000	99,211	100,339	1,128	—
Expiring 03/18/20	Citibank, N.A.	THB	1,000	33,117	33,446	329	—
Expiring 03/18/20	Citibank, N.A.	THB	1,000	33,117	33,446	329	—
Expiring 03/18/20	Citibank, N.A.	THB	1,000	33,179	33,446	267	—
Expiring 03/18/20	Citibank, N.A.	THB	78	2,588	2,609	21	—

				$155,720,564	$158,793,566	3,093,896	(20,894)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/18/20	Citibank, N.A.	BRL	14,300	$3,516,178	$3,543,351	$—	$(27,173)
Expiring 03/18/20	Citibank, N.A.	BRL	9,900	2,346,094	2,453,089	—	(106,995)
Expiring 03/18/20	Citibank, N.A.	BRL	6,100	1,445,532	1,511,500	—	(65,968)
Expiring 03/18/20	Citibank, N.A.	BRL	4,119	980,056	1,020,634	—	(40,578)
Expiring 03/18/20	Citibank, N.A.	BRL	3,966	942,403	982,667	—	(40,264)
Expiring 03/18/20	Citibank, N.A.	BRL	3,966	937,452	982,667	—	(45,215)
Expiring 03/18/20	Citibank, N.A.	BRL	3,966	926,115	982,667	—	(56,552)
Expiring 03/18/20	Citibank, N.A.	BRL	3,966	925,984	982,667	—	(56,683)
Expiring 03/18/20	Citibank, N.A.	BRL	3,966	933,601	982,667	—	(49,066)
Expiring 03/18/20	Citibank, N.A.	BRL	3,847	908,184	953,187	—	(45,003)
Expiring 03/18/20	Citibank, N.A.	BRL	3,399	802,226	842,286	—	(40,060)
Expiring 03/18/20	Citibank, N.A.	BRL	452	105,850	112,000	—	(6,150)
Expiring 03/18/20	Citibank, N.A.	BRL	149	37,134	36,920	214	—
Expiring 03/18/20	Citibank, N.A.	BRL	119	28,111	29,480	—	(1,369)
Expiring 03/18/20	Citibank, N.A.	BRL	41	10,082	10,159	—	(77)
Expiring 03/18/20	Citibank, N.A.	BRL	26	6,448	6,442	6	—
Expiring 03/18/20	Citibank, N.A.	BRL	12	2,946	2,973	—	(27)
Chilean Peso,
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,652,464	1,740,932	—	(88,468)
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,663,917	1,740,932	—	(77,015)
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,657,138	1,740,932	—	(83,794)
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,632,722	1,740,932	—	(108,210)
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,634,269	1,740,932	—	(106,663)
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,643,257	1,740,932	—	(97,675)
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,683,241	1,740,932	—	(57,691)
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	1,631,499	1,740,932	—	(109,433)

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Chilean Peso (continued),
Expiring 03/18/20	Citibank, N.A.	CLP	1,307,918	$1,699,445	$1,740,932	$—	$(41,487)
Expiring 03/18/20	Citibank, N.A.	CLP	1,255,602	1,602,353	1,671,294	—	(68,941)
Expiring 03/18/20	Citibank, N.A.	CLP	830,000	1,054,010	1,104,789	—	(50,779)
Expiring 03/18/20	Citibank, N.A.	CLP	730,000	980,427	971,681	8,746	—
Expiring 03/18/20	Citibank, N.A.	CLP	440,000	554,856	585,671	—	(30,815)
Expiring 03/18/20	Citibank, N.A.	CLP	370,000	468,768	492,496	—	(23,728)
Expiring 03/18/20	Citibank, N.A.	CLP	330,000	413,368	439,253	—	(25,885)
Expiring 03/18/20	Citibank, N.A.	CLP	290,000	388,246	386,010	2,236	—
Expiring 03/18/20	Citibank, N.A.	CLP	220,000	285,896	292,836	—	(6,940)
Expiring 03/18/20	Citibank, N.A.	CLP	200,000	250,688	266,214	—	(15,526)
Expiring 03/18/20	Citibank, N.A.	CLP	190,000	248,918	252,903	—	(3,985)
Expiring 03/18/20	Citibank, N.A.	CLP	150,000	192,913	199,661	—	(6,748)
Expiring 03/18/20	Citibank, N.A.	CLP	150,000	199,362	199,661	—	(299)
Expiring 03/18/20	Citibank, N.A.	CLP	120,000	154,454	159,728	—	(5,274)
Expiring 03/18/20	Citibank, N.A.	CLP	110,000	146,510	146,418	92	—
Expiring 03/18/20	Citibank, N.A.	CLP	52,317	66,774	69,637	—	(2,863)
Expiring 03/18/20	Citibank, N.A.	CLP	6,016	7,612	8,008	—	(396)
Expiring 03/18/20	Citibank, N.A.	CLP	3,353	4,466	4,463	3	—
Expiring 03/18/20	Citibank, N.A.	CLP	908	1,147	1,209	—	(62)
Expiring 03/18/20	Citibank, N.A.	CLP	420	560	559	1	—
Chinese Renminbi,
Expiring 03/18/20	Citibank, N.A.	CNH	23,038	3,264,919	3,303,587	—	(38,668)
Expiring 03/18/20	Citibank, N.A.	CNH	7,006	998,254	1,004,641	—	(6,387)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	856,626	865,887	—	(9,261)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	856,504	865,887	—	(9,383)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	856,601	865,887	—	(9,286)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	854,734	865,887	—	(11,153)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	855,013	865,887	—	(10,874)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	851,384	865,887	—	(14,503)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	854,819	865,887	—	(11,068)
Expiring 03/18/20	Citibank, N.A.	CNH	6,038	856,504	865,887	—	(9,383)
Expiring 03/18/20	Citibank, N.A.	CNH	3,086	437,854	442,524	—	(4,670)
Expiring 03/18/20	Citibank, N.A.	CNH	2,497	356,356	358,063	—	(1,707)
Expiring 03/18/20	Citibank, N.A.	CNH	1,526	218,196	218,824	—	(628)
Expiring 03/18/20	Citibank, N.A.	CNH	1,500	212,598	215,096	—	(2,498)
Expiring 03/18/20	Citibank, N.A.	CNH	1,400	198,448	200,756	—	(2,308)
Expiring 03/18/20	Citibank, N.A.	CNH	1,152	164,789	165,194	—	(405)
Expiring 03/18/20	Citibank, N.A.	CNH	1,000	141,603	143,397	—	(1,794)
Expiring 03/18/20	Citibank, N.A.	CNH	1,000	140,922	143,397	—	(2,475)
Expiring 03/18/20	Citibank, N.A.	CNH	800	114,565	114,718	—	(153)
Expiring 03/18/20	Citibank, N.A.	CNH	800	113,911	114,718	—	(807)
Expiring 03/18/20	Citibank, N.A.	CNH	700	99,711	100,378	—	(667)
Expiring 03/18/20	Citibank, N.A.	CNH	600	85,020	86,038	—	(1,018)
Expiring 03/18/20	Citibank, N.A.	CNH	500	70,896	71,699	—	(803)
Expiring 03/18/20	Citibank, N.A.	CNH	500	71,244	71,699	—	(455)
Expiring 03/18/20	Citibank, N.A.	CNH	500	71,268	71,699	—	(431)
Expiring 03/18/20	Citibank, N.A.	CNH	400	56,635	57,359	—	(724)
Expiring 03/18/20	Citibank, N.A.	CNH	300	42,511	43,019	—	(508)
Expiring 03/18/20	Citibank, N.A.	CNH	200	28,524	28,679	—	(155)
Expiring 03/18/20	Citibank, N.A.	CNH	100	14,188	14,340	—	(152)
Expiring 03/18/20	Citibank, N.A.	CNH	100	14,189	14,340	—	(151)
Expiring 03/18/20	Citibank, N.A.	CNH	100	14,169	14,340	—	(171)
Colombian Peso,
Expiring 03/18/20	Citibank, N.A.	COP	28,911	8,365	8,762	—	(397)
Expiring 03/18/20	Citibank, N.A.	COP	28,911	8,342	8,762	—	(420)

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Colombian Peso (continued),
Expiring 03/18/20	Citibank, N.A.	COP	28,911	$8,183	$8,762	$—	$(579)
Expiring 03/18/20	Citibank, N.A.	COP	27,176	7,795	8,236	—	(441)
Expiring 03/18/20	Citibank, N.A.	COP	18,471	5,299	5,598	—	(299)
Expiring 03/18/20	Citibank, N.A.	COP	1,735	499	526	—	(27)
Czech Koruna,
Expiring 03/18/20	Citibank, N.A.	CZK	45,230	1,962,072	1,995,529	—	(33,457)
Expiring 03/18/20	Citibank, N.A.	CZK	45,230	1,961,137	1,995,529	—	(34,392)
Expiring 03/18/20	Citibank, N.A.	CZK	53	2,293	2,338	—	(45)
Euro,
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,167	11,272	—	(105)
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,157	11,272	—	(115)
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,161	11,272	—	(111)
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,181	11,272	—	(91)
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,091	11,272	—	(181)
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,138	11,272	—	(134)
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,212	11,272	—	(60)
Expiring 03/18/20	Citibank, N.A.	EUR	10	11,186	11,272	—	(86)
Hungarian Forint,
Expiring 03/18/20	Citibank, N.A.	HUF	23,447	77,949	79,775	—	(1,826)
Expiring 03/18/20	Citibank, N.A.	HUF	23,447	77,258	79,775	—	(2,517)
Expiring 03/18/20	Citibank, N.A.	HUF	23,447	78,056	79,775	—	(1,719)
Expiring 03/18/20	Citibank, N.A.	HUF	4,949	16,593	16,839	—	(246)
Expiring 03/18/20	Citibank, N.A.	HUF	4,658	15,631	15,849	—	(218)
Expiring 03/18/20	Citibank, N.A.	HUF	4,658	15,607	15,849	—	(242)
Expiring 03/18/20	Citibank, N.A.	HUF	3,202	10,762	10,896	—	(134)
Expiring 03/18/20	Citibank, N.A.	HUF	3,067	10,312	10,437	—	(125)
Expiring 03/18/20	Citibank, N.A.	HUF	2,911	9,769	9,905	—	(136)
Expiring 03/18/20	Citibank, N.A.	HUF	1,567	5,165	5,331	—	(166)
Indian Rupee,
Expiring 03/18/20	Citibank, N.A.	INR	59,000	821,586	821,688	—	(102)
Expiring 03/18/20	Citibank, N.A.	INR	42,356	583,342	589,889	—	(6,547)
Expiring 03/18/20	Citibank, N.A.	INR	8,310	114,679	115,733	—	(1,054)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	58,704	59,564	—	(860)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	58,888	59,564	—	(676)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	58,936	59,564	—	(628)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,019	59,564	—	(545)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,236	59,564	—	(328)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	58,780	59,564	—	(784)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,109	59,564	—	(455)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,026	59,564	—	(538)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,251	59,564	—	(313)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,433	59,564	—	(131)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,031	59,564	—	(533)
Expiring 03/18/20	Citibank, N.A.	INR	4,277	59,613	59,564	49	—
Expiring 03/18/20	Citibank, N.A.	INR	3,623	50,423	50,457	—	(34)
Expiring 03/18/20	Citibank, N.A.	INR	2,450	34,117	34,121	—	(4)
Expiring 03/18/20	Citibank, N.A.	INR	66	918	919	—	(1)
Indonesian Rupiah,
Expiring 03/18/20	Citibank, N.A.	IDR	1,306,757	91,416	93,859	—	(2,443)
Expiring 03/18/20	Citibank, N.A.	IDR	326,550	22,903	23,455	—	(552)
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	20,697	21,243	—	(546)
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	20,718	21,243	—	(525)
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	20,730	21,243	—	(513)
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	20,740	21,243	—	(503)
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	20,681	21,243	—	(562)

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Indonesian Rupiah (continued),
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	$20,709	$21,243	$—	$(534)
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	20,700	21,243	—	(543)
Expiring 03/18/20	Citibank, N.A.	IDR	295,754	20,687	21,243	—	(556)
Expiring 03/18/20	Citibank, N.A.	IDR	161,691	11,553	11,614	—	(61)
Israeli Shekel,
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,461,508	1,466,393	—	(4,885)
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,465,984	1,466,393	—	(409)
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,461,991	1,466,393	—	(4,402)
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,464,034	1,466,393	—	(2,359)
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,468,288	1,466,393	1,895	—
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,457,160	1,466,393	—	(9,233)
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,458,691	1,466,393	—	(7,702)
Expiring 03/18/20	Citibank, N.A.	ILS	5,043	1,460,195	1,466,393	—	(6,198)
Expiring 03/18/20	Citibank, N.A.	ILS	2,003	579,207	582,369	—	(3,162)
Expiring 03/18/20	Citibank, N.A.	ILS	1,997	577,820	580,858	—	(3,038)
Expiring 03/18/20	Citibank, N.A.	ILS	1,511	434,445	439,322	—	(4,877)
Expiring 03/18/20	Citibank, N.A.	ILS	1,511	434,295	439,322	—	(5,027)
Expiring 03/18/20	Citibank, N.A.	ILS	1,500	431,376	436,210	—	(4,834)
Expiring 03/18/20	Citibank, N.A.	ILS	1,479	425,396	429,986	—	(4,590)
Expiring 03/18/20	Citibank, N.A.	ILS	1,000	290,306	290,806	—	(500)
Mexican Peso,
Expiring 03/18/20	Citibank, N.A.	MXN	67,400	3,402,163	3,523,757	—	(121,594)
Expiring 03/18/20	Citibank, N.A.	MXN	61,200	3,107,277	3,199,614	—	(92,337)
Expiring 03/18/20	Citibank, N.A.	MXN	6,055	306,981	316,563	—	(9,582)
Expiring 03/18/20	Citibank, N.A.	MXN	5,400	273,778	282,319	—	(8,541)
Expiring 03/18/20	Citibank, N.A.	MXN	599	30,303	31,316	—	(1,013)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,721	17,244	—	(523)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,658	17,244	—	(586)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,744	17,244	—	(500)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,732	17,244	—	(512)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,679	17,244	—	(565)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,604	17,244	—	(640)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,633	17,244	—	(611)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,581	17,244	—	(663)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,683	17,244	—	(561)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,769	17,244	—	(475)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,838	17,244	—	(406)
Expiring 03/18/20	Citibank, N.A.	MXN	330	16,618	17,244	—	(626)
Expiring 03/18/20	Citibank, N.A.	MXN	286	15,001	14,952	49	—
Expiring 03/18/20	Citibank, N.A.	MXN	27	1,364	1,412	—	(48)
Expiring 03/18/20	Citibank, N.A.	MXN	12	628	627	1	—
New Taiwanese Dollar,
Expiring 03/18/20	Citibank, N.A.	TWD	12,823	423,546	431,243	—	(7,697)
Expiring 03/18/20	Citibank, N.A.	TWD	5,703	188,512	191,794	—	(3,282)
Expiring 03/18/20	Citibank, N.A.	TWD	4,109	137,392	138,187	—	(795)
Expiring 03/18/20	Citibank, N.A.	TWD	3,920	129,573	131,831	—	(2,258)
Expiring 03/18/20	Citibank, N.A.	TWD	3,687	122,337	124,008	—	(1,671)
Expiring 03/18/20	Citibank, N.A.	TWD	3,687	122,310	124,008	—	(1,698)
Expiring 03/18/20	Citibank, N.A.	TWD	3,687	121,947	124,008	—	(2,061)
Expiring 03/18/20	Citibank, N.A.	TWD	3,687	121,937	124,008	—	(2,071)
Expiring 03/18/20	Citibank, N.A.	TWD	3,687	121,767	124,008	—	(2,241)
Expiring 03/18/20	Citibank, N.A.	TWD	3,687	121,719	124,008	—	(2,289)
Expiring 03/18/20	Citibank, N.A.	TWD	3,687	121,878	124,008	—	(2,130)
Expiring 03/18/20	Citibank, N.A.	TWD	3,210	105,972	107,958	—	(1,986)
Expiring 03/18/20	Citibank, N.A.	TWD	2,248	75,436	75,601	—	(165)

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
New Taiwanese Dollar (continued),
Expiring 03/18/20	Citibank, N.A.	TWD	477	$15,754	$16,050	$—	$(296)
Expiring 03/18/20	Citibank, N.A.	TWD	158	5,310	5,314	—	(4)
Peruvian Nuevo Sol,
Expiring 03/18/20	Citibank, N.A.	PEN	862	253,208	259,485	—	(6,277)
Expiring 03/18/20	Citibank, N.A.	PEN	100	29,263	30,103	—	(840)
Expiring 03/18/20	Citibank, N.A.	PEN	100	29,857	30,103	—	(246)
Expiring 03/18/20	Citibank, N.A.	PEN	21	6,182	6,322	—	(140)
Expiring 03/18/20	Citibank, N.A.	PEN	1	300	301	—	(1)
Philippine Peso,
Expiring 03/18/20	Citibank, N.A.	PHP	254,000	4,991,727	4,997,458	—	(5,731)
Expiring 03/18/20	Citibank, N.A.	PHP	45,000	886,178	885,376	802	—
Expiring 03/18/20	Citibank, N.A.	PHP	44,000	861,362	865,701	—	(4,339)
Expiring 03/18/20	Citibank, N.A.	PHP	43,000	842,473	846,026	—	(3,553)
Expiring 03/18/20	Citibank, N.A.	PHP	38,000	741,171	747,651	—	(6,480)
Expiring 03/18/20	Citibank, N.A.	PHP	38,000	745,289	747,651	—	(2,362)
Expiring 03/18/20	Citibank, N.A.	PHP	38,000	744,682	747,651	—	(2,969)
Expiring 03/18/20	Citibank, N.A.	PHP	36,000	706,368	708,301	—	(1,933)
Expiring 03/18/20	Citibank, N.A.	PHP	34,000	662,701	668,951	—	(6,250)
Expiring 03/18/20	Citibank, N.A.	PHP	28,000	548,964	550,901	—	(1,937)
Expiring 03/18/20	Citibank, N.A.	PHP	17,000	334,605	334,476	129	—
Expiring 03/18/20	Citibank, N.A.	PHP	12,000	236,154	236,100	54	—
Expiring 03/18/20	Citibank, N.A.	PHP	4,000	78,709	78,700	9	—
Expiring 03/18/20	Citibank, N.A.	PHP	607	11,905	11,943	—	(38)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,432	7,454	—	(22)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,408	7,454	—	(46)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,430	7,454	—	(24)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,424	7,454	—	(30)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,432	7,454	—	(22)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,420	7,454	—	(34)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,405	7,454	—	(49)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,394	7,454	—	(60)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,421	7,454	—	(33)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,435	7,454	—	(19)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,426	7,454	—	(28)
Expiring 03/18/20	Citibank, N.A.	PHP	379	7,423	7,454	—	(31)
Expiring 03/18/20	Citibank, N.A.	PHP	249	4,894	4,899	—	(5)
Expiring 03/18/20	Citibank, N.A.	PHP	5	98	98	—	—
Expiring 03/18/20	Citibank, N.A.	PHP	2	39	39	—	—
Polish Zloty,
Expiring 03/18/20	Citibank, N.A.	PLN	567	145,745	149,480	—	(3,735)
Expiring 03/18/20	Citibank, N.A.	PLN	43	11,016	11,336	—	(320)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,260	10,479	—	(219)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,197	10,479	—	(282)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,154	10,479	—	(325)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,275	10,479	—	(204)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,291	10,479	—	(188)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,300	10,479	—	(179)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,340	10,479	—	(139)
Expiring 03/18/20	Citibank, N.A.	PLN	40	10,165	10,479	—	(314)
Expiring 03/18/20	Citibank, N.A.	PLN	18	4,740	4,745	—	(5)
Expiring 03/18/20	Citibank, N.A.	PLN	8	2,049	2,109	—	(60)
Expiring 03/18/20	Citibank, N.A.	PLN	2	520	527	—	(7)
Russian Ruble,
Expiring 03/18/20	Citibank, N.A.	RUB	5,351	82,334	85,407	—	(3,073)
Expiring 03/18/20	Citibank, N.A.	RUB	5,351	82,472	85,407	—	(2,935)

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Russian Ruble (continued),
Expiring 03/18/20	Citibank, N.A.	RUB	5,351	$82,502	$85,407	$—	$(2,905)
Expiring 03/18/20	Citibank, N.A.	RUB	5,351	82,836	85,407	—	(2,571)
Expiring 03/18/20	Citibank, N.A.	RUB	3,540	54,529	56,502	—	(1,973)
Expiring 03/18/20	Citibank, N.A.	RUB	1,359	21,722	21,691	31	—
Expiring 03/18/20	Citibank, N.A.	RUB	328	5,249	5,235	14	—
Expiring 03/18/20	Citibank, N.A.	RUB	12	191	192	—	(1)
Saudi Arabian Riyal,
Expiring 03/18/20	Citibank, N.A.	SAR	200	53,318	53,326	—	(8)
Expiring 03/18/20	Citibank, N.A.	SAR	200	53,322	53,326	—	(4)
Expiring 03/18/20	Citibank, N.A.	SAR	100	26,659	26,663	—	(4)
Expiring 03/18/20	Citibank, N.A.	SAR	100	26,661	26,663	—	(2)
Singapore Dollar,
Expiring 03/18/20	Citibank, N.A.	SGD	1,938	1,424,732	1,441,670	—	(16,938)
Expiring 03/18/20	Citibank, N.A.	SGD	1,938	1,423,131	1,441,670	—	(18,539)
Expiring 03/18/20	Citibank, N.A.	SGD	1,938	1,425,938	1,441,671	—	(15,733)
Expiring 03/18/20	Citibank, N.A.	SGD	1,937	1,422,231	1,441,669	—	(19,438)
South African Rand,
Expiring 03/18/20	Citibank, N.A.	ZAR	16,400	1,122,523	1,158,983	—	(36,460)
Expiring 03/18/20	Citibank, N.A.	ZAR	6,300	431,606	445,219	—	(13,613)
Expiring 03/18/20	Citibank, N.A.	ZAR	900	60,647	63,603	—	(2,956)
Expiring 03/18/20	Citibank, N.A.	ZAR	890	59,228	62,896	—	(3,668)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	49,112	52,013	—	(2,901)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	48,896	52,013	—	(3,117)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	49,630	52,013	—	(2,383)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	49,280	52,013	—	(2,733)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	49,241	52,013	—	(2,772)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	49,720	52,013	—	(2,293)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	49,638	52,013	—	(2,375)
Expiring 03/18/20	Citibank, N.A.	ZAR	736	49,388	52,013	—	(2,625)
Expiring 03/18/20	Citibank, N.A.	ZAR	570	38,177	40,282	—	(2,105)
Expiring 03/18/20	Citibank, N.A.	ZAR	500	33,276	35,335	—	(2,059)
Expiring 03/18/20	Citibank, N.A.	ZAR	411	28,982	29,045	—	(63)
Expiring 03/18/20	Citibank, N.A.	ZAR	17	1,129	1,201	—	(72)
Expiring 03/18/20	Citibank, N.A.	ZAR	16	1,067	1,131	—	(64)
Expiring 03/18/20	Citibank, N.A.	ZAR	8	557	565	—	(8)
Expiring 03/18/20	Citibank, N.A.	ZAR	3	201	212	—	(11)
South Korean Won,
Expiring 03/18/20	Citibank, N.A.	KRW	4,070,000	3,513,818	3,528,662	—	(14,844)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	3,038,935	3,069,281	—	(30,346)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	3,033,635	3,069,281	—	(35,646)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	3,014,837	3,069,281	—	(54,444)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	3,020,406	3,069,281	—	(48,875)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	3,023,575	3,069,281	—	(45,706)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	3,018,650	3,069,281	—	(50,631)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	2,988,978	3,069,281	—	(80,303)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	2,980,266	3,069,281	—	(89,015)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	2,984,161	3,069,282	—	(85,121)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	3,009,550	3,069,282	—	(59,732)
Expiring 03/18/20	Citibank, N.A.	KRW	3,540,145	2,982,295	3,069,282	—	(86,987)
Expiring 03/18/20	Citibank, N.A.	KRW	3,512,523	2,951,510	3,045,333	—	(93,823)
Expiring 03/18/20	Citibank, N.A.	KRW	2,948,418	2,547,858	2,556,258	—	(8,400)
Expiring 03/18/20	Citibank, N.A.	KRW	1,080,000	922,916	936,353	—	(13,437)
Expiring 03/18/20	Citibank, N.A.	KRW	480,000	403,796	416,157	—	(12,361)
Expiring 03/18/20	Citibank, N.A.	KRW	420,000	361,413	364,137	—	(2,724)
Expiring 03/18/20	Citibank, N.A.	KRW	360,000	306,123	312,118	—	(5,995)

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
South Korean Won (continued),
Expiring 03/18/20	Citibank, N.A.	KRW	300,000	$252,769	$260,098	$—	$(7,329)
Expiring 03/18/20	Citibank, N.A.	KRW	210,000	180,723	182,069	—	(1,346)
Expiring 03/18/20	Citibank, N.A.	KRW	200,000	168,326	173,399	—	(5,073)
Expiring 03/18/20	Citibank, N.A.	KRW	200,000	168,194	173,399	—	(5,205)
Expiring 03/18/20	Citibank, N.A.	KRW	180,000	153,780	156,059	—	(2,279)
Expiring 03/18/20	Citibank, N.A.	KRW	178,279	152,064	154,567	—	(2,503)
Expiring 03/18/20	Citibank, N.A.	KRW	170,000	143,315	147,389	—	(4,074)
Expiring 03/18/20	Citibank, N.A.	KRW	82,883	71,704	71,859	—	(155)
Expiring 03/18/20	Citibank, N.A.	KRW	40,000	34,543	34,680	—	(137)
Expiring 03/18/20	Citibank, N.A.	KRW	27,623	23,181	23,949	—	(768)
Expiring 03/18/20	Citibank, N.A.	KRW	8,262	7,133	7,163	—	(30)
Thai Baht,
Expiring 03/18/20	Citibank, N.A.	THB	50,810	1,684,877	1,699,409	—	(14,532)
Expiring 03/18/20	Citibank, N.A.	THB	2,000	66,245	66,893	—	(648)
Expiring 03/18/20	Citibank, N.A.	THB	1,134	37,540	37,928	—	(388)
Expiring 03/18/20	Citibank, N.A.	THB	1,000	33,129	33,446	—	(317)
Expiring 03/18/20	Citibank, N.A.	THB	1,000	33,022	33,446	—	(424)
Expiring 03/18/20	Citibank, N.A.	THB	1,000	33,102	33,446	—	(344)
Expiring 03/18/20	Citibank, N.A.	THB	1,000	33,137	33,446	—	(309)
Expiring 03/18/20	Citibank, N.A.	THB	376	12,584	12,576	8	—

				$150,549,923	$153,792,999	14,339	(3,257,415)

						$3,108,235	$(3,278,309)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$475,800	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Brazil	$4,089,997	$—	$—
Chile	2,089,058	—	—
China	16,475,069	50,799,409	—
Hong Kong	—	1,928,329	—
Hungary	—	769,925	—
India	53,355	53,720	—
Indonesia	—	4,025,544	—

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Malaysia	$—	$12,968,473	$—
Mexico	1,508,521	—	—
Peru	864,170	—	—
Philippines	—	878,816	—
Poland	—	301,918	—
Qatar	—	895,154	—
Romania	—	147,209	—
Russia	522,725	4,741,573	—
South Africa	—	1,013,588	—
South Korea	—	36,719,375	—
Taiwan	6,561,117	16,993,223	—
Thailand	—	5,535,628	—
Turkey	—	5,910,765	—
United Arab Emirates	—	952,739	—
United States	1,639,958	—	—
Preferred Stock
Brazil	410,337	—	—
Affiliated Mutual Funds	16,392,466	—	—
Unaffiliated Fund	70,001	—	—

Total	$50,676,774	$144,635,388	$—

Other Financial Instruments*
Assets
Futures Contracts	$181,177	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,108,235	—

Total	$181,177	$3,108,235	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(3,278,309)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	14.2%
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	8.5
Semiconductors & Semiconductor Equipment	8.4
Interactive Media & Services	7.3
Technology Hardware, Storage & Peripherals	6.8
Internet & Direct Marketing Retail	6.3
Wireless Telecommunication Services	3.9
Oil, Gas & Consumable Fuels	3.2
Electronic Equipment, Instruments & Components	2.9
Food Products	2.6
Insurance	2.6
Real Estate Management & Development	2.5
Pharmaceuticals	2.3
Household Durables	1.9
Metals & Mining	1.6
Transportation Infrastructure	1.6
Hotels, Restaurants & Leisure	1.6

Industrial Conglomerates	1.4%
Independent Power & Renewable Electricity Producers	1.3
Machinery	1.3
Food & Staples Retailing	1.2
Health Care Providers & Services	1.1
Construction & Engineering	1.1
Construction Materials	1.1
Capital Markets	1.0
Chemicals	0.9
Automobiles	0.9
Gas Utilities	0.9
Textiles, Apparel & Luxury Goods	0.9
Health Care Equipment & Supplies	0.8
Electric Utilities	0.8
Entertainment	0.8
Diversified Consumer Services	0.8
Beverages	0.7
Diversified Telecommunication Services	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Auto Components	0.6%
Tobacco	0.5
Water Utilities	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Air Freight & Logistics	0.5
Commercial Services & Supplies	0.4
Multiline Retail	0.4
Building Products	0.3
Specialty Retail	0.3
Diversified Financial Services	0.3
Airlines	0.2
IT Services	0.2
Marine	0.2
Aerospace & Defense	0.2

Household Products	0.1%
Media	0.1
Personal Products	0.1
Electrical Equipment	0.1
Unaffiliated Fund	0.1
Biotechnology	0.0 *
Trading Companies & Distributors	0.0 *

101.5
Liabilities in excess of other assets	(1.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$181,177	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,108,235		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,278,309

		$3,289,412			$3,278,309

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Exchange Contracts
Equity contracts	$3,264	$(808,315)	$—
Foreign exchange contracts	—	—	8,355,179

Total	$3,264	$(808,315)	$8,355,179

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward Currency Exchange Contracts
Equity contracts	$(2,122)	$275,275	$—
Foreign exchange contracts	—	—	(590,655)

Total	$(2,122)	$275,275	$(590,655)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$10,504,323	$150,285	$139,894,290

Forward Foreign Currency Exchange Contracts—Sold(2)
$140,169,300

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,489,110	$(1,489,110)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$3,108,235	$(3,278,309)	$(170,074)	$70,001	$(100,073)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $1,489,110:
Unaffiliated investments (cost $167,007,420)	$178,919,696
Affiliated investments (cost $16,392,389)	16,392,466
Foreign currency, at value (cost $1,492,562)	1,494,887
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,108,235
Receivable for investments sold	2,989,755
Dividends and interest receivable	590,671
Deposit with broker for centrally cleared/exchange-traded derivatives	475,800
Tax reclaim receivable	24,656
Receivable from affiliate	2,106
Due from broker-variation margin futures	1,484
Receivable for Portfolio shares sold	74
Prepaid expenses	1,506

Total Assets	204,001,336

LIABILITIES
Payable for investments purchased	6,550,665
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,278,309
Payable to broker for collateral for securities on loan	1,549,053
Accrued expenses and other liabilities	96,123
Management fee payable	87,412
Payable to affiliate	23,921
Distribution fee payable	7,557
Payable for Portfolio shares repurchased	413
Affiliated transfer agent fee payable	357

Total Liabilities	11,593,810

NET ASSETS	$192,407,526

Net assets were comprised of:
Partners’ Equity	$192,407,526

Net asset value and redemption price per share, $192,407,526 / 15,726,599 outstanding shares of beneficial interest	$12.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $585,620 foreign withholding tax, of which $26,171 is reimbursable by an affiliate)	$4,584,160
Affiliated dividend income	297,444
Affiliated income from securities lending, net	8,153
Interest income	6,634

Total income	4,896,391

EXPENSES
Management fee	1,701,295
Distribution fee	456,111
Custodian and accounting fees	190,068
Audit fee	29,900
Legal fees and expenses	12,157
Trustees’ fees	11,501
Shareholders’ reports	10,247
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Miscellaneous	24,585

Total expenses	2,442,873

NET INVESTMENT INCOME (LOSS)	2,453,518

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $723)	(9,853,253)
Futures transactions	(808,315)
Forward currency contract transactions	8,355,179
Foreign currency transactions	(316,755)

(2,623,144)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $239)	24,985,766
Futures	275,275
Forward currency contracts	(590,655)
Foreign currencies	(6,752)

24,663,634

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	22,040,490

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,494,008

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,453,518	$2,579,822
Net realized gain (loss) on investment and foreign currency transactions	(2,623,144)	7,315,889
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	24,663,634	(54,348,842)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,494,008	(44,453,131)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [9,148,698 and 1,918,587 shares, respectively]	103,223,847	24,353,177
Portfolio shares repurchased [7,629,657 and 8,841,782 shares, respectively]	(82,906,116)	(103,555,595)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	20,317,731	(79,202,418)

CAPITAL CONTRIBUTIONS	18,772	261,017

TOTAL INCREASE (DECREASE)	44,830,511	(123,394,532)
NET ASSETS:
Beginning of year	147,577,015	270,971,547

End of year	$192,407,526	$147,577,015

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.4%		Value
COMMON STOCKS	Shares
Casinos & Gaming — 1.3%
Boyd Gaming Corp.(a)	115,844	$3,468,369
Red Rock Resorts, Inc. (Class A Stock)	179,066	4,288,631

		7,757,000

Diversified REITs — 3.6%
Empire State Realty Trust, Inc. (Class A Stock)	334,342	4,667,414
STORE Capital Corp.	152,666	5,685,282
VEREIT, Inc.	1,272,947	11,762,030

		22,114,726

Health Care REITs — 11.2%
Healthcare Trust of America, Inc. (Class A Stock)(a)	346,647	10,496,471
Healthpeak Properties, Inc.	187,914	6,477,396
Medical Properties Trust, Inc.	585,697	12,364,064
Sabra Health Care REIT, Inc.	411,111	8,773,109
Welltower, Inc.	380,466	31,114,509

		69,225,549

Hotel & Resort REITs — 3.9%
Host Hotels & Resorts, Inc.	495,597	9,193,324
Park Hotels & Resorts, Inc.(a)	583,447	15,093,774

		24,287,098

Hotels, Resorts & Cruise Lines — 1.1%
Hilton Worldwide Holdings, Inc.	59,894	6,642,844

Industrial REITs — 6.8%
Duke Realty Corp.	608,707	21,103,872
Prologis, Inc.	235,832	21,022,064

		42,125,936

Office REITs — 4.7%
Boston Properties, Inc.	8,743	1,205,310
Hudson Pacific Properties, Inc.	439,293	16,539,382
Kilroy Realty Corp.	132,787	11,140,829

		28,885,521

Real Estate Services — 1.6%
CBRE Group, Inc. (Class A Stock)*	108,590	6,655,481
Jones Lang LaSalle, Inc.	19,004	3,308,406

		9,963,887

Residential REITs — 16.9%
Apartment Investment & Management Co. (Class A Stock)	117,066	6,046,459
AvalonBay Communities, Inc.	82,698	17,341,771
Essex Property Trust, Inc.	88,610	26,659,204
Invitation Homes, Inc.	634,920	19,028,552
UDR, Inc.	752,344	35,134,465

		104,210,451

Retail REITs — 10.8%
Agree Realty Corp.(a)	40,873	2,868,058
Macerich Co. (The)(a)	336,516	9,059,011

COMMON STOCKS (continued)	Shares	Value
Retail REITs (continued)
Realty Income Corp.	38,552	$2,838,584
Regency Centers Corp.	93,999	5,930,397
Simon Property Group, Inc.(a)	48,693	7,253,309
SITE Centers Corp.	604,175	8,470,533
Spirit Realty Capital, Inc.	297,121	14,612,411
Taubman Centers, Inc.	117,162	3,642,567
Urban Edge Properties	436,809	8,377,997
Weingarten Realty Investors	115,444	3,606,470

		66,659,337

Specialized REITs — 36.5%
American Tower Corp.	241,149	55,420,863
Crown Castle International Corp.	95,644	13,595,795
CyrusOne, Inc.	140,414	9,187,288
Digital Realty Trust, Inc.(a)	116,524	13,952,584
Equinix, Inc.	70,091	40,912,117
Extra Space Storage, Inc.	171,015	18,062,604
Public Storage	101,018	21,512,793
SBA Communications Corp.	95,458	23,004,423
VICI Properties, Inc.(a)	790,814	20,205,298
Weyerhaeuser Co.	293,334	8,858,687

		224,712,452

TOTAL LONG-TERM INVESTMENTS (cost $550,920,676)		606,584,801

SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	9,240,997	9,240,997
PGIM Institutional Money Market Fund (cost $60,504,614; includes $60,395,052 of cash collateral for securities on loan)(b)(w)	60,495,588	60,507,688

TOTAL SHORT-TERM INVESTMENTS (cost $69,745,611)		69,748,685

TOTAL INVESTMENTS — 109.7% (cost $620,666,287)		676,333,486
Liabilities in excess of other assets — (9.7)%		(59,917,373)

NET ASSETS — 100.0%		$616,416,113

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $59,498,108; cash collateral of $60,395,052 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.
The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Casinos & Gaming	$7,757,000	$—	$—
Diversified REITs	22,114,726	—	—
Health Care REITs	69,225,549	—	—
Hotel & Resort REITs	24,287,098	—	—
Hotels, Resorts & Cruise Lines	6,642,844	—	—
Industrial REITs	42,125,936	—	—
Office REITs	28,885,521	—	—
Real Estate Services	9,963,887	—	—
Residential REITs	104,210,451	—	—
Retail REITs	66,659,337	—	—
Specialized REITs	224,712,452	—	—
Affiliated Mutual Funds	69,748,685	—	—

Total	$676,333,486	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Specialized REITs	36.5%
Residential REITs	16.9
Affiliated Mutual Funds (9.8% represents investments purchased with collateral from securities on loan)	11.3
Health Care REITs	11.2
Retail REITs	10.8
Industrial REITs	6.8
Office REITs	4.7
Hotel & Resort REITs	3.9

Diversified REITs	3.6%
Real Estate Services	1.6
Casinos & Gaming	1.3
Hotels, Resorts & Cruise Lines	1.1

109.7
Liabilities in excess of other assets	(9.7)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$59,498,108	$(59,498,108)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $59,498,108:
Unaffiliated investments (cost $550,920,676)	$606,584,801
Affiliated investments (cost $69,745,611)	69,748,685
Dividends receivable	2,336,716
Receivable for investments sold	1,825,476
Receivable for Portfolio shares sold	137,305
Prepaid expenses and other assets	11,180

Total Assets	680,644,163

LIABILITIES
Payable to broker for collateral for securities on loan	60,395,052
Payable for investments purchased	3,431,511
Management fee payable	192,415
Accrued expenses and other liabilities	145,678
Payable for Portfolio shares repurchased	38,020
Distribution fee payable	25,017
Affiliated transfer agent fee payable	357

Total Liabilities	64,228,050

NET ASSETS	$616,416,113

Net assets were comprised of:
Partners’ Equity	$616,416,113

Net asset value and redemption price per share, $616,416,113 / 42,629,413 outstanding shares of beneficial interest	$14.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$14,688,444
Affiliated dividend income	158,208
Income from securities lending, net (including affiliated income of $143,911)	144,689

Total income	14,991,341

EXPENSES
Management fee	4,955,676
Distribution fee	1,500,208
Custodian and accounting fees	75,843
Audit fee	23,300
Trustees’ fees	16,480
Legal fees and expenses	14,029
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	3,801
Miscellaneous	29,733

Total expenses	6,626,077
Less: Fee waiver and/or expense reimbursement	(312,043)

Net expenses	6,314,034

NET INVESTMENT INCOME (LOSS)	8,677,307

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $5,246)	90,213,337
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $7,418)	58,531,347

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	148,744,684

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$157,421,991

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,677,307	$11,293,155
Net realized gain (loss) on investment transactions	90,213,337	13,318,109
Net change in unrealized appreciation (depreciation) on investments	58,531,347	(52,847,142)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	157,421,991	(28,235,878)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,193,472 and 2,729,410 shares, respectively]	41,126,165	30,113,434
Portfolio shares repurchased [6,455,809 and 13,532,988 shares, respectively]	(87,900,325)	(151,914,118)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(46,774,160)	(121,800,684)

CAPITAL CONTRIBUTIONS	217	—

TOTAL INCREASE (DECREASE)	110,648,048	(150,036,562)
NET ASSETS:
Beginning of year	505,768,065	655,804,627

End of year	$616,416,113	$505,768,065

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS — 96.8%	Shares	Value
Aerospace & Defense — 1.1%
Aerojet Rocketdyne Holdings, Inc.*(a)	67,859	$3,098,442
Curtiss-Wright Corp.	6,648	936,637
Ducommun, Inc.*	39,694	2,005,738
Triumph Group, Inc.(a)	171,289	4,328,473

		10,369,290

Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc.*	116,906	2,742,615
Atlas Air Worldwide Holdings, Inc.*	28,222	778,080

		3,520,695

Airlines — 1.0%
SkyWest, Inc.	152,789	9,874,753

Auto Components — 1.3%
Adient PLC*	40,310	856,588
American Axle & Manufacturing Holdings, Inc.*	104,699	1,126,561
Dana, Inc.	302,642	5,508,085
Dorman Products, Inc.*(a)	25,632	1,940,855
Tenneco, Inc. (Class A Stock)	116,104	1,520,962
Visteon Corp.*	19,541	1,692,055

		12,645,106

Banks — 18.3%
Amalgamated Bank (Class A Stock)	58,434	1,136,541
Ameris Bancorp	128,173	5,452,479
Atlantic Union Bankshares Corp.	199,062	7,474,778
BancorpSouth Bank	204,412	6,420,581
Bank of Hawaii Corp.(a)	26,751	2,545,625
Banner Corp.	134,092	7,588,266
Brookline Bancorp, Inc.	217,005	3,571,902
Bryn Mawr Bank Corp.	57,267	2,361,691
CenterState Bank Corp.	339,014	8,468,570
Columbia Banking System, Inc.	203,244	8,268,982
Community Bank System, Inc.	108,333	7,685,143
ConnectOne Bancorp, Inc.	143,923	3,701,700
CVB Financial Corp.	345,086	7,446,956
FB Financial Corp.	106,803	4,228,331
First Financial Bankshares, Inc.(a)	155,397	5,454,435
First Merchants Corp.	184,119	7,657,509
First Midwest Bancorp, Inc.	194,915	4,494,740
First of Long Island Corp. (The)	34,532	866,063
Flushing Financial Corp.	48,558	1,049,096
German American Bancorp, Inc.	55,027	1,960,062
Glacier Bancorp, Inc.(a)	202,881	9,330,497
Great Western Bancorp, Inc.	167,259	5,810,578
Heritage Financial Corp.(a)	109,877	3,109,519
Home BancShares, Inc.	169,657	3,335,457
Independent Bank Corp.	94,160	7,838,820
Independent Bank Group, Inc.	20,707	1,147,996
Lakeland Financial Corp.	107,608	5,265,259
Pacific Premier Bancorp, Inc.	107,870	3,517,101
Pinnacle Financial Partners, Inc.	64,192	4,108,288
Prosperity Bancshares, Inc.(a)	26,935	1,936,357
Renasant Corp.	197,726	7,003,455
Sandy Spring Bancorp, Inc.	62,192	2,355,833
South State Corp.(a)	64,751	5,617,149

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
TCF Financial Corp.	33,542	$1,569,766
Towne Bank	104,223	2,899,484
TriCo Bancshares	94,867	3,871,522
United Community Banks, Inc.	272,085	8,401,985

		174,952,516

Biotechnology — 0.3%
Emergent BioSolutions, Inc.*	50,223	2,709,531

Building Products — 0.5%
American Woodmark Corp.*	19,285	2,015,475
Patrick Industries, Inc.	53,427	2,801,178

		4,816,653

Capital Markets — 1.6%
Brightsphere Investment Group, Inc.	41,853	427,738
Houlihan Lokey, Inc.	92,586	4,524,678
PJT Partners, Inc. (Class A Stock)	42,649	1,924,749
Stifel Financial Corp.	121,409	7,363,456
Virtu Financial, Inc. (Class A Stock)(a)	87,936	1,406,096

		15,646,717

Chemicals — 1.7%
HB Fuller Co.(a)	74,130	3,822,884
Ingevity Corp.*	36,977	3,231,050
Innospec, Inc.	18,143	1,876,712
Kraton Corp.*	37,411	947,247
PolyOne Corp.	108,582	3,994,732
Quaker Chemical Corp.(a)	8,582	1,411,911
Tronox Holdings PLC (Class A Stock)	42,370	483,865

		15,768,401

Commercial Services & Supplies — 0.3%
ABM Industries, Inc.(a)	83,445	3,146,711

Communications Equipment — 1.9%
Lumentum Holdings, Inc.*(a)	114,470	9,077,471
NetScout Systems, Inc.*	185,484	4,464,600
Viavi Solutions, Inc.*	277,485	4,162,275

		17,704,346

Construction & Engineering — 0.7%
EMCOR Group, Inc.	57,119	4,929,370
Granite Construction, Inc.(a)	78,830	2,181,226

		7,110,596

Construction Materials — 0.4%
Summit Materials, Inc. (Class A Stock)*	148,983	3,560,694

Consumer Finance — 0.3%
FirstCash, Inc.	23,638	1,905,932
Oportun Financial Corp.*(a)	46,606	1,109,223

		3,015,155

Diversified Consumer Services — 0.6%
Chegg, Inc.*	13,955	529,034
Laureate Education, Inc. (Class A Stock)*	55,231	972,618
OneSpaWorld Holdings Ltd. (Bahamas)*(a)	144,545	2,434,138

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (continued)
WW International, Inc.*(a)	58,538	$2,236,737

		6,172,527

Diversified Financial Services — 0.1%
Alerus Financial Corp.(a)	31,053	709,561

Electric Utilities — 3.3%
ALLETE, Inc.	93,811	7,614,639
IDACORP, Inc.	43,390	4,634,052
PNM Resources, Inc.	142,886	7,245,749
Portland General Electric Co.	209,973	11,714,394

		31,208,834

Electrical Equipment — 0.4%
nVent Electric PLC	143,062	3,659,526

Electronic Equipment, Instruments & Components — 2.8%
Anixter International, Inc.*	31,977	2,945,082
CTS Corp.	114,471	3,435,275
FARO Technologies, Inc.*(a)	48,846	2,459,396
II-VI, Inc.*(a)	67,694	2,279,257
Knowles Corp.*	180,852	3,825,020
SYNNEX Corp.	37,044	4,771,267
TTM Technologies, Inc.*	204,803	3,082,285
Vishay Intertechnology, Inc.	191,431	4,075,566

		26,873,148

Energy Equipment & Services — 1.3%
Apergy Corp.*	195,650	6,609,057
Cactus, Inc. (Class A Stock)	179,614	6,164,352

		12,773,409

Entertainment — 0.1%
Live Nation Entertainment, Inc.*	14,605	1,043,819

Equity Real Estate Investment Trusts (REITs) — 9.8%
Acadia Realty Trust	283,659	7,355,278
Chatham Lodging Trust	95,057	1,743,345
Columbia Property Trust, Inc.	284,078	5,940,071
CyrusOne, Inc.	119,177	7,797,751
Healthcare Realty Trust, Inc.	256,526	8,560,273
Hudson Pacific Properties, Inc.	138,339	5,208,463
Life Storage, Inc.	36,303	3,930,889
National Health Investors, Inc.	87,045	7,092,427
Park Hotels & Resorts, Inc.	226,610	5,862,401
Pebblebrook Hotel Trust(a)	305,186	8,182,037
Preferred Apartment Communities, Inc. (Class A Stock)	125,732	1,674,750
PS Business Parks, Inc.	47,273	7,793,899
RLJ Lodging Trust	380,139	6,736,063
Safehold, Inc.(a)	87,459	3,524,598
STAG Industrial, Inc.	269,143	8,496,844
Urban Edge Properties	215,512	4,133,520

		94,032,609

Food & Staples Retailing — 0.4%
BJ’s Wholesale Club Holdings, Inc.*(a)	87,294	1,985,066
Grocery Outlet Holding Corp.*(a)	17,563	569,919
Performance Food Group Co.*	32,796	1,688,338

		4,243,323

COMMON STOCKS (continued)	Shares	Value
Food Products — 1.6%
Darling Ingredients, Inc.*	187,334	$5,260,339
Hostess Brands, Inc.*(a)	207,269	3,013,691
Nomad Foods Ltd. (United Kingdom)*	176,597	3,950,475
Simply Good Foods Co. (The)*	95,706	2,731,449

		14,955,954

Gas Utilities — 1.3%
Chesapeake Utilities Corp.	60,202	5,769,158
ONE Gas, Inc.	73,036	6,833,978

		12,603,136

Health Care Equipment & Supplies — 1.3%
Avanos Medical, Inc.*	118,892	4,006,661
CONMED Corp.	37,616	4,206,597
Integra LifeSciences Holdings Corp.*	41,110	2,395,891
Orthofix Medical, Inc.*	40,635	1,876,524

		12,485,673

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc.*(a)	106,105	3,524,808
AMN Healthcare Services, Inc.*	54,463	3,393,590

		6,918,398

Health Care Technology — 0.9%
Allscripts Healthcare Solutions, Inc.*(a)	481,640	4,727,297
HMS Holdings Corp.*	84,432	2,499,187
Vocera Communications, Inc.*(a)	56,661	1,176,282

		8,402,766

Hotels, Restaurants & Leisure — 2.6%
Boyd Gaming Corp.(a)	173,714	5,200,997
Eldorado Resorts, Inc.*(a)	57,961	3,456,794
Jack in the Box, Inc.	24,352	1,900,186
Marriott Vacations Worldwide Corp.	89,372	11,507,539
Wendy’s Co. (The)	107,403	2,385,421

		24,450,937

Household Durables — 1.4%
KB Home	156,968	5,379,293
Meritage Homes Corp.*	55,181	3,372,111
TopBuild Corp.*	43,195	4,452,541

		13,203,945

Household Products — 0.1%
Central Garden & Pet Co. (Class A Stock)*	41,990	1,232,826

Insurance — 3.9%
AMERISAFE, Inc.(a)	42,730	2,821,462
BRP Group, Inc. (Class A Stock)*(a)	52,345	840,137
CNO Financial Group, Inc.	69,228	1,255,104
Enstar Group Ltd. (Bermuda)*	21,602	4,468,590
Kemper Corp.	51,323	3,977,532
Kinsale Capital Group, Inc.	60,869	6,187,942
Primerica, Inc.	33,873	4,422,459
ProAssurance Corp.	33,766	1,220,303
RLI Corp.(a)	60,986	5,489,960

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Selective Insurance Group, Inc.	106,848	$6,965,421

		37,648,910

Interactive Media & Services — 0.2%
Cars.com, Inc.*(a)	172,810	2,111,738

IT Services — 1.5%
KBR, Inc.	286,424	8,735,932
LiveRamp Holdings, Inc.*	107,243	5,155,171

		13,891,103

Leisure Products — 0.6%
Callaway Golf Co.(a)	252,926	5,362,031

Life Sciences Tools & Services — 0.7%
Syneos Health, Inc.*	114,912	6,834,391

Machinery — 4.7%
Alamo Group, Inc.	21,230	2,665,427
Altra Industrial Motion Corp.	21,637	783,476
CIRCOR International, Inc.*	76,450	3,535,048
Columbus McKinnon Corp.	45,505	1,821,565
Federal Signal Corp.	121,345	3,913,376
Kennametal, Inc.(a)	168,888	6,230,278
Navistar International Corp.*	57,471	1,663,211
RBC Bearings, Inc.*	11,438	1,811,093
Rexnord Corp.*	291,431	9,506,479
Terex Corp.	98,790	2,941,966
TriMas Corp.*	171,849	5,397,777
Watts Water Technologies, Inc. (Class A Stock)	48,400	4,828,384

		45,098,080

Media — 1.6%
Gray Television, Inc.*(a)	164,552	3,527,995
Liberty Latin America Ltd. (Chile) (Class C Stock)*	224,254	4,363,983
Nexstar Media Group, Inc. (Class A Stock)(a)	46,979	5,508,288
TEGNA, Inc.	110,954	1,851,822

		15,252,088

Metals & Mining — 2.2%
Allegheny Technologies, Inc.*(a)	173,375	3,581,928
Carpenter Technology Corp.	43,130	2,147,012
Cleveland-Cliffs, Inc.(a)	131,696	1,106,246
Coeur Mining, Inc.*	158,528	1,280,906
Commercial Metals Co.	220,442	4,909,243
Constellium SE*	345,013	4,623,174
Kaiser Aluminum Corp.	26,324	2,919,068

		20,567,577

Mortgage Real Estate Investment Trusts (REITs) — 2.4%
Granite Point Mortgage Trust, Inc.	96,114	1,766,575
MFA Financial, Inc.	747,345	5,717,189
PennyMac Mortgage Investment Trust	189,908	4,233,050
Redwood Trust, Inc.(a)	343,651	5,683,988
Two Harbors Investment Corp.	379,747	5,551,901

		22,952,703

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 4.4%
Brigham Minerals, Inc. (Class A Stock)	151,450	$3,247,088
Delek US Holdings, Inc.(a)	82,600	2,769,578
Euronav NV (Belgium)	250,464	3,140,818
Falcon Minerals Corp.(a)	261,948	1,849,353
Golar LNG Ltd. (Bermuda)	364,708	5,186,148
Matador Resources Co.*(a)	229,668	4,127,134
PBF Energy, Inc. (Class A Stock)	37,854	1,187,480
PDC Energy, Inc.*	98,805	2,585,727
Rattler Midstream,	154,081	2,741,101
Viper Energy Partners LP	338,459	8,346,399
WPX Energy, Inc.*	492,305	6,764,271

		41,945,097

Personal Products — 0.2%
BellRing Brands, Inc. (Class A Stock)*	87,628	1,865,600

Pharmaceuticals — 0.5%
Prestige Consumer Healthcare, Inc.*(a)	116,554	4,720,437

Professional Services — 0.8%
ASGN, Inc.*	68,607	4,869,039
ICF International, Inc.	28,274	2,590,464

		7,459,503

Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.	212,664	4,742,407

Road & Rail — 1.2%
Saia, Inc.*	86,017	8,009,903
Werner Enterprises, Inc.(a)	90,391	3,289,329

		11,299,232

Semiconductors & Semiconductor Equipment — 2.4%
Cohu, Inc.	49,100	1,121,935
Entegris, Inc.(a)	65,819	3,296,874
MACOM Technology Solutions Holdings, Inc.*(a)	160,584	4,271,534
Onto Innovation, Inc.*	120,335	4,397,041
Semtech Corp.*	73,455	3,885,769
Silicon Laboratories, Inc.*	22,843	2,649,331
Synaptics, Inc.*(a)	52,366	3,444,112

		23,066,596

Software — 1.5%
Avaya Holdings Corp.*	106,609	1,439,221
Bottomline Technologies DE, Inc.*	52,115	2,793,364
CommVault Systems, Inc.*	39,114	1,746,049
Cornerstone OnDemand, Inc.*	66,687	3,904,524
Verint Systems, Inc.*(a)	79,903	4,423,430

		14,306,588

Specialty Retail — 2.8%
Aaron’s, Inc.	34,055	1,944,881
Asbury Automotive Group, Inc.*	17,941	2,005,624
Bed Bath & Beyond, Inc.	69,998	1,210,965
Burlington Stores, Inc.*	13,631	3,108,277
Dick’s Sporting Goods, Inc.	44,879	2,221,062
Genesco, Inc.*	30,372	1,455,426
Group 1 Automotive, Inc.	48,474	4,847,400
Guess?, Inc.(a)	94,875	2,123,303

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Rent-A-Center, Inc.	19,873	$573,137
RH*(a)	24,437	5,217,300
Sally Beauty Holdings, Inc.*(a)	60,632	1,106,534
Shoe Carnival, Inc.(a)	32,628	1,216,372

		27,030,281

Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co.	5,076	508,564
Crocs, Inc.*	109,077	4,569,236
Deckers Outdoor Corp.*	17,233	2,909,964
G-III Apparel Group Ltd.*	49,393	1,654,666

		9,642,430

Thrifts & Mortgage Finance — 2.5%
MGIC Investment Corp.	581,792	8,243,993
OceanFirst Financial Corp.	197,910	5,054,621
Provident Financial Services, Inc.	153,600	3,786,240
Washington Federal, Inc.	181,220	6,641,713

		23,726,567

Trading Companies & Distributors — 2.4%
Beacon Roofing Supply, Inc.*	191,999	6,140,128
Foundation Building Materials, Inc.*	57,985	1,122,010
H&E Equipment Services, Inc.	106,502	3,560,362
Herc Holdings, Inc.*	75,177	3,679,162
Kaman Corp.	73,915	4,872,477
Univar Solutions, Inc.*	149,683	3,628,316

		23,002,455

Water Utilities — 0.3%
SJW Group	37,975	2,698,503

TOTAL COMMON STOCKS (cost $799,495,683)		925,035,872

	Shares	Value

EXCHANGE-TRADED FUND — 1.5%
iShares Russell 2000 Value ETF(a)	111,769	$14,371,258

(cost $13,422,272)
TOTAL LONG-TERM INVESTMENTS (cost $812,917,955)		939,407,130

SHORT-TERM INVESTMENTS — 16.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	15,462,650	15,462,650
PGIM Institutional Money Market Fund (cost $137,306,999; includes $137,084,085 of cash collateral for securities on loan)(b)(w)	137,290,101	137,317,559

TOTAL SHORT-TERM INVESTMENTS (cost $152,769,649)		152,780,209

TOTAL INVESTMENTS — 114.3% (cost $965,687,604)		1,092,187,339
Liabilities in excess of other assets — (14.3)%		(136,264,591)

NET ASSETS — 100.0%		$955,922,748

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $134,211,014; cash collateral of $137,084,085 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$10,369,290	$—	$—
Air Freight & Logistics	3,520,695	—	—
Airlines	9,874,753	—	—
Auto Components	12,645,106	—	—
Banks	174,952,516	—	—
Biotechnology	2,709,531	—	—
Building Products	4,816,653	—	—
Capital Markets	15,646,717	—	—
Chemicals	15,768,401	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Commercial Services & Supplies	$3,146,711	$—	$—
Communications Equipment	17,704,346	—	—
Construction & Engineering	7,110,596	—	—
Construction Materials	3,560,694	—	—
Consumer Finance	3,015,155	—	—
Diversified Consumer Services	6,172,527	—	—
Diversified Financial Services	709,561	—	—
Electric Utilities	31,208,834	—	—
Electrical Equipment	3,659,526	—	—
Electronic Equipment, Instruments & Components	26,873,148	—	—
Energy Equipment & Services	12,773,409	—	—
Entertainment	1,043,819	—	—
Equity Real Estate Investment Trusts (REITs)	94,032,609	—	—
Food & Staples Retailing	4,243,323	—	—
Food Products	14,955,954	—	—
Gas Utilities	12,603,136	—	—
Health Care Equipment & Supplies	12,485,673	—	—
Health Care Providers & Services	6,918,398	—	—
Health Care Technology	8,402,766	—	—
Hotels, Restaurants & Leisure	24,450,937	—	—
Household Durables	13,203,945	—	—
Household Products	1,232,826	—	—
Insurance	37,648,910	—	—
Interactive Media & Services	2,111,738	—	—
IT Services	13,891,103	—	—
Leisure Products	5,362,031	—	—
Life Sciences Tools & Services	6,834,391	—	—
Machinery	45,098,080	—	—
Media	15,252,088	—	—
Metals & Mining	20,567,577	—	—
Mortgage Real Estate Investment Trusts (REITs)	22,952,703	—	—
Oil, Gas & Consumable Fuels	41,945,097	—	—
Personal Products	1,865,600	—	—
Pharmaceuticals	4,720,437	—	—
Professional Services	7,459,503	—	—
Real Estate Management & Development	4,742,407	—	—
Road & Rail	11,299,232	—	—
Semiconductors & Semiconductor Equipment	23,066,596	—	—
Software	14,306,588	—	—
Specialty Retail	27,030,281	—	—
Textiles, Apparel & Luxury Goods	9,642,430	—	—
Thrifts & Mortgage Finance	23,726,567	—	—
Trading Companies & Distributors	23,002,455	—	—
Water Utilities	2,698,503	—	—
Exchange-Traded Fund	14,371,258	—	—
Affiliated Mutual Funds	152,780,209	—	—

Total	$1,092,187,339	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	18.3%
Affiliated Mutual Funds (14.3% represents investments purchased with collateral from securities on loan)	16.0
Equity Real Estate Investment Trusts (REITs)	9.8

Machinery	4.7%
Oil, Gas & Consumable Fuels	4.4
Insurance	3.9
Electric Utilities	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Specialty Retail	2.8%
Electronic Equipment, Instruments & Components	2.8
Hotels, Restaurants & Leisure	2.6
Thrifts & Mortgage Finance	2.5
Semiconductors & Semiconductor Equipment	2.4
Trading Companies & Distributors	2.4
Mortgage Real Estate Investment Trusts (REITs)	2.4
Metals & Mining	2.2
Communications Equipment	1.9
Chemicals	1.7
Capital Markets	1.6
Media	1.6
Food Products	1.6
Exchange-Traded Fund	1.5
Software	1.5
IT Services	1.5
Household Durables	1.4
Energy Equipment & Services	1.3
Auto Components	1.3
Gas Utilities	1.3
Health Care Equipment & Supplies	1.3
Road & Rail	1.2
Aerospace & Defense	1.1
Airlines	1.0
Textiles, Apparel & Luxury Goods	1.0
Health Care Technology	0.9

Professional Services	0.8
Construction & Engineering	0.7%
Health Care Providers & Services	0.7
Life Sciences Tools & Services	0.7
Diversified Consumer Services	0.6
Leisure Products	0.6
Building Products	0.5
Real Estate Management & Development	0.5
Pharmaceuticals	0.5
Food & Staples Retailing	0.4
Electrical Equipment	0.4
Construction Materials	0.4
Air Freight & Logistics	0.4
Commercial Services & Supplies	0.3
Consumer Finance	0.3
Biotechnology	0.3
Water Utilities	0.3
Interactive Media & Services	0.2
Personal Products	0.2
Household Products	0.1
Entertainment	0.1
Diversified Financial Services	0.1

114.3
Liabilities in excess of other assets	(14.3)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$134,211,014	$(134,211,014)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $134,211,014:
Unaffiliated investments (cost $812,917,955)	$939,407,130
Affiliated investments (cost $152,769,649)	152,780,209
Receivable for investments sold	2,569,433
Dividends receivable	1,892,573
Tax reclaim receivable	34,146
Receivable for Portfolio shares sold	5,010
Prepaid expenses	6,479

Total Assets	1,096,694,980

LIABILITIES
Payable to broker for collateral for securities on loan	137,084,085
Payable for investments purchased	2,875,010
Management fee payable	424,037
Accrued expenses and other liabilities	251,921
Payable for Portfolio shares repurchased	63,360
Distribution fee payable	39,316
Payable to affiliate	34,146
Affiliated transfer agent fee payable	357

Total Liabilities	140,772,232

NET ASSETS	$955,922,748

Net assets were comprised of:
Partners’ Equity	$955,922,748

Net asset value and redemption price per share, $955,922,748 / 38,189,817 outstanding shares of beneficial interest	$25.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income	$15,206,887
Affiliated dividend income	540,288
Income from securities lending, net (including affiliated income of $318,632)	327,904

Total income	16,075,079

EXPENSES
Management fee	7,011,818
Distribution fee	2,278,013
Custodian and accounting fees	104,132
Audit fee	23,300
Trustees’ fees	19,760
Legal fees and expenses	14,970
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	5,032
Miscellaneous	30,734

Total expenses	9,494,766
Less: Fee waiver and/or expense reimbursement	(104,645)

Net expenses	9,390,121

NET INVESTMENT INCOME (LOSS)	6,684,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,575)	43,163,780
Foreign currency transactions	(3,292)

43,160,488

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $30,053)	129,220,308
Foreign currencies	3,292

129,223,600

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	172,384,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$179,069,046

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,684,958	$4,259,485
Net realized gain (loss) on investment and foreign currency transactions	43,160,488	80,832,005
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	129,223,600	(216,756,564)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,069,046	(131,665,074)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,858,492 and 865,881 shares, respectively]	86,543,798	19,441,459
Portfolio shares repurchased [4,395,081 and 5,280,956 shares, respectively]	(100,223,167)	(121,806,930)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(13,679,369)	(102,365,471)

CAPITAL CONTRIBUTIONS	1,210	24,786

TOTAL INCREASE (DECREASE)	165,390,887	(234,005,759)
NET ASSETS:
Beginning of year	790,531,861	1,024,537,620

End of year	$955,922,748	$790,531,861

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 0.5%
Embraer SA (Brazil), ADR*(a)	379,100	$7,388,659

Auto Components — 2.6%
Adient PLC*	566,600	12,040,250
Magna International, Inc. (Canada)	493,200	27,047,088

		39,087,338

Automobiles — 3.8%
General Motors Co.	1,261,200	46,159,920
Harley-Davidson, Inc.(a)	309,400	11,506,586

		57,666,506

Banks — 13.1%
Bank of America Corp.	1,023,754	36,056,616
Citigroup, Inc.	699,760	55,903,826
Citizens Financial Group, Inc.	873,500	35,472,835
Wells Fargo & Co.	1,349,683	72,612,946

		200,046,223

Beverages — 0.7%
PepsiCo, Inc.	76,200	10,414,254

Building Products — 0.9%
Johnson Controls International PLC	326,907	13,308,384

Capital Markets — 5.4%
Goldman Sachs Group, Inc. (The)	229,900	52,860,907
State Street Corp.	378,600	29,947,260

		82,808,167

Communications Equipment — 1.4%
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	2,349,300	20,626,854

Consumer Finance — 3.7%
Capital One Financial Corp.	347,200	35,730,352
Discover Financial Services	244,700	20,755,454

		56,485,806

Containers & Packaging — 1.8%
International Paper Co.	591,900	27,256,995

Diversified Financial Services — 1.5%
AXA Equitable Holdings, Inc.	919,000	22,772,820

Electric Utilities — 3.2%
PPL Corp.	923,700	33,142,356
Southern Co. (The)	243,200	15,491,840

		48,634,196

Electronic Equipment, Instruments & Components — 2.4%
Corning, Inc.(a)	1,279,400	37,243,334

Energy Equipment & Services — 3.0%
Halliburton Co.	360,900	8,831,223
National Oilwell Varco, Inc.	1,495,600	37,464,780

		46,296,003

Food Products — 0.7%
Mondelez International, Inc. (Class A Stock)	203,100	11,186,748

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 3.5%
Koninklijke Philips NV (Netherlands), NVDR(a)	148,838	$7,263,294
Medtronic PLC	284,400	32,265,180
Zimmer Biomet Holdings, Inc.	93,300	13,965,144

		53,493,618

Health Care Providers & Services — 3.0%
Anthem, Inc.	95,500	28,843,865
UnitedHealth Group, Inc.	59,700	17,550,606

		46,394,471

Industrial Conglomerates — 5.1%
General Electric Co.	7,019,500	78,337,620

Insurance — 6.3%
American International Group, Inc.	1,358,400	69,726,672
Travelers Cos., Inc. (The)	193,700	26,527,215

		96,253,887

Machinery — 4.7%
CNH Industrial NV (United Kingdom)(a)	2,729,700	30,026,700
Cummins, Inc.	191,500	34,270,840
PACCAR, Inc.	102,300	8,091,930

		72,389,470

Media — 5.4%
Comcast Corp. (Class A Stock)	874,400	39,321,768
Discovery, Inc. (Class C Stock)*	994,000	30,307,060
ViacomCBS, Inc. (Class B Stock)	323,000	13,556,310

		83,185,138

Oil, Gas & Consumable Fuels — 9.9%
Apache Corp.(a)	925,000	23,670,750
Hess Corp.	462,400	30,892,944
Marathon Oil Corp.	2,075,000	28,178,500
Marathon Petroleum Corp.	218,561	13,168,300
Murphy Oil Corp.(a)	1,045,700	28,024,760
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR(a)	478,693	28,233,313

		152,168,567

Personal Products — 1.3%
Unilever PLC (United Kingdom), ADR	358,100	20,472,577

Pharmaceuticals — 2.4%
GlaxoSmithKline PLC (United Kingdom), ADR	504,800	23,720,552
Sanofi (France), ADR	252,900	12,695,580

		36,416,132

Semiconductors & Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	116,000	14,881,640

Software — 7.9%
Microsoft Corp.	431,550	68,055,435
Oracle Corp.	996,300	52,783,974

		120,839,409

Technology Hardware, Storage & Peripherals — 2.2%
Hewlett Packard Enterprise Co.	2,151,900	34,129,134

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services — 1.9%
Vodafone Group PLC (United Kingdom), ADR	1,510,645	$29,200,768

TOTAL LONG-TERM INVESTMENTS (cost $1,339,306,275)		1,519,384,718

SHORT-TERM INVESTMENTS — 9.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	10,237,922	10,237,922
PGIM Institutional Money Market Fund (cost $132,105,672; includes $131,901,878 of cash collateral for securities on loan)(b)(w)	132,086,407	132,112,825

TOTAL SHORT-TERM INVESTMENTS (cost $142,343,594)		142,350,747

Value
TOTAL INVESTMENTS — 108.6% (cost $1,481,649,869)	$1,661,735,465
Liabilities in excess of other assets — (8.6)%	(130,892,488)

NET ASSETS — 100.0%	$1,530,842,977

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $129,290,296; cash collateral of $131,901,878 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$7,388,659	$—	$—
Auto Components	39,087,338	—	—
Automobiles	57,666,506	—	—
Banks	200,046,223	—	—
Beverages	10,414,254	—	—
Building Products	13,308,384	—	—
Capital Markets	82,808,167	—	—
Communications Equipment	20,626,854	—	—
Consumer Finance	56,485,806	—	—
Containers & Packaging	27,256,995	—	—
Diversified Financial Services	22,772,820	—	—
Electric Utilities	48,634,196	—	—
Electronic Equipment, Instruments & Components	37,243,334	—	—
Energy Equipment & Services	46,296,003	—	—
Food Products	11,186,748	—	—
Health Care Equipment & Supplies	53,493,618	—	—
Health Care Providers & Services	46,394,471	—	—
Industrial Conglomerates	78,337,620	—	—
Insurance	96,253,887	—	—
Machinery	72,389,470	—	—
Media	83,185,138	—	—
Oil, Gas & Consumable Fuels	152,168,567	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Personal Products	$20,472,577	$—	$—
Pharmaceuticals	36,416,132	—	—
Semiconductors & Semiconductor Equipment	14,881,640	—	—
Software	120,839,409	—	—
Technology Hardware, Storage & Peripherals	34,129,134	—	—
Wireless Telecommunication Services	29,200,768	—	—
Affiliated Mutual Funds	142,350,747	—	—

Total	$1,661,735,465	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	13.1%
Oil, Gas & Consumable Fuels	9.9
Affiliated Mutual Funds (8.6% represents investments purchased with collateral from securities on loan)	9.3
Software	7.9
Insurance	6.3
Media	5.4
Capital Markets	5.4
Industrial Conglomerates	5.1
Machinery	4.7
Automobiles	3.8
Consumer Finance	3.7
Health Care Equipment & Supplies	3.5
Electric Utilities	3.2
Health Care Providers & Services	3.0
Energy Equipment & Services	3.0
Auto Components	2.6

Electronic Equipment, Instruments & Components	2.4%
Pharmaceuticals	2.4
Technology Hardware, Storage & Peripherals	2.2
Wireless Telecommunication Services	1.9
Containers & Packaging	1.8
Diversified Financial Services	1.5
Communications Equipment	1.4
Personal Products	1.3
Semiconductors & Semiconductor Equipment	1.0
Building Products	0.9
Food Products	0.7
Beverages	0.7
Aerospace & Defense	0.5

108.6
Liabilities in excess of other assets	(8.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$129,290,296	$(129,290,296)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $129,290,296:
Unaffiliated investments (cost $1,339,306,275)	$1,519,384,718
Affiliated investments (cost $142,343,594)	142,350,747
Dividends receivable	2,642,560
Tax reclaim receivable	1,312,483
Receivable for Portfolio shares sold	72,102
Prepaid expenses and other assets	25,068

Total Assets	1,665,787,678

LIABILITIES
Payable to broker for collateral for securities on loan	131,901,878
Payable to affiliate	1,312,483
Payable for investments purchased	684,518
Management fee payable	448,143
Payable for Portfolio shares repurchased	289,869
Accrued expenses and other liabilities	244,358
Distribution fee payable	63,095
Affiliated transfer agent fee payable	357

Total Liabilities	134,944,701

NET ASSETS	$1,530,842,977

Net assets were comprised of:
Partners’ Equity	$1,530,842,977

Net asset value and redemption price per share, $1,530,842,977 / 46,283,664 outstanding shares of beneficial interest	$33.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $484,928 foreign withholding tax)	$39,437,876
Affiliated dividend income	733,050
Affiliated income from securities lending, net	296,480

Total income	40,467,406

EXPENSES
Management fee	8,987,112
Distribution fee	3,996,431
Custodian and accounting fees	122,920
Audit fee	28,967
Trustees’ fees	27,860
Legal fees and expenses	17,452
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	6,735
Miscellaneous	45,090

Total expenses	13,239,575
Less: Fee waiver and/or expense reimbursement	(130,114)

Net expenses	13,109,461

NET INVESTMENT INCOME (LOSS)	27,357,945

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $24,386)	51,778,946
Foreign currency transactions	11,756

51,790,702

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,232)	356,365,379
Foreign currencies	(16,577)

356,348,802

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	408,139,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$435,497,449

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$27,357,945	$32,133,940
Net realized gain (loss) on investment and foreign currency transactions	51,790,702	158,413,875
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	356,348,802	(453,423,228)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	435,497,449	(262,875,413)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,078,624 and 19,741,673 shares, respectively]	148,112,276	561,299,397
Portfolio shares repurchased [25,528,912 and 16,320,511 shares, respectively]	(757,188,514)	(480,381,841)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(609,076,238)	80,917,556

CAPITAL CONTRIBUTIONS	2,277	2,432,208

TOTAL INCREASE (DECREASE)	(173,576,512)	(179,525,649)
NET ASSETS:
Beginning of year	1,704,419,489	1,883,945,138

End of year	$1,530,842,977	$1,704,419,489

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 97.0%	Shares	Value
Argentina — 1.0%
MercadoLibre, Inc.*	36,916	$21,113,737

Australia — 2.7%
Aristocrat Leisure Ltd.	354,709	8,403,894
Cochlear Ltd.	92,690	14,654,026
CSL Ltd.	84,191	16,302,602
Insurance Australia Group Ltd.	921,325	4,953,043
Macquarie Group Ltd.	159,785	15,462,293

		59,775,858

Austria — 0.5%
BAWAG Group AG, 144A*	226,999	10,336,019

Belgium — 0.5%
KBC Group NV	138,575	10,439,107

Canada — 4.5%
Alimentation Couche-Tard, Inc. (Class B Stock)	278,500	8,838,308
Brookfield Asset Management, Inc. (Class A Stock)	311,103	17,981,753
Canadian National Railway Co.	196,110	17,740,589
Dollarama, Inc.	236,651	8,133,483
Shopify, Inc. (Class A Stock)*(a)	58,248	23,158,240
Suncor Energy, Inc.	262,153	8,592,069
Toronto-Dominion Bank (The)	263,682	14,788,772

		99,233,214

China — 8.7%
Alibaba Group Holding Ltd., ADR*	321,777	68,248,902
Budweiser Brewing Co. APAC Ltd., 144A*	482,100	1,630,522
China Merchants Bank Co. Ltd. (Class H Stock)	2,902,000	14,950,487
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	1,032,624	13,001,837
Kweichow Moutai Co. Ltd. (Class A Stock)	127,450	21,680,806
Meituan Dianping (Class B Stock)*	1,413,326	18,504,569
NetEase, Inc., ADR	40,158	12,314,049
TAL Education Group, ADR*	51,785	2,496,037
Tencent Holdings Ltd.	355,345	17,104,091
Wuxi Biologics Cayman, Inc., 144A*	1,707,186	21,662,817

		191,594,117

Denmark — 2.7%
Coloplast A/S (Class B Stock)	108,327	13,427,901
DSV Panalpina A/S	57,216	6,593,059
Novo Nordisk A/S (Class B Stock)	437,194	25,385,334
Orsted A/S, 144A	134,748	13,950,140

		59,356,434

Finland — 0.1%
Neste OYJ	94,598	3,293,651

France — 13.0%
Air Liquide SA	45,817	6,492,842
Airbus SE	273,207	40,050,164
Arkema SA	44,694	4,749,389
Capgemini SE	106,845	13,054,601

COMMON STOCKS (continued)	Shares	Value
France (continued)
Dassault Systemes SE	165,034	$27,185,451
Kering SA	20,458	13,441,006
L’Oreal SA	127,502	37,790,888
LVMH Moet Hennessy Louis Vuitton SE	104,810	48,802,966
Pernod Ricard SA	171,584	30,731,811
Remy Cointreau SA(a)	51,696	6,350,400
Safran SA	242,976	37,563,103
Schneider Electric SE	66,076	6,789,442
TOTAL SA	233,526	12,930,783

		285,932,846

Germany — 6.8%
adidas AG	55,748	18,208,345
Brenntag AG	164,795	9,021,411
Continental AG	43,336	5,576,831
CTS Eventim AG & Co. KGaA	188,741	11,887,971
Deutsche Boerse AG	45,535	7,179,306
Gerresheimer AG	171,325	13,340,907
Infineon Technologies AG	1,066,060	24,361,930
Rational AG	11,356	9,137,184
SAP SE	203,479	27,608,306
SAP SE, ADR(a)	110,659	14,827,199
Scout24 AG, 144A	118,848	7,884,009

		149,033,399

Hong Kong — 3.0%
AIA Group Ltd.	4,333,026	45,542,129
Techtronic Industries Co. Ltd.	2,599,560	21,289,306

		66,831,435

India — 1.5%
HDFC Bank Ltd., ADR	235,718	14,937,450
Housing Development Finance Corp. Ltd.	358,106	12,119,020
Reliance Industries Ltd.	332,174	7,056,334

		34,112,804

Ireland — 2.3%
AerCap Holdings NV*	180,771	11,111,993
CRH PLC	318,465	12,849,392
Kerry Group PLC (Class A Stock)	104,954	13,086,204
Kingspan Group PLC	231,485	14,151,158

		51,198,747

Israel — 1.1%
Check Point Software Technologies Ltd.*(a)	220,318	24,446,485

Italy — 2.5%
Brunello Cucinelli SpA	464,233	16,454,149
Ferrari NV	182,871	30,302,322
Nexi SpA, 144A*	612,225	8,523,920

		55,280,391

Japan — 7.9%
Asahi Intecc Co. Ltd.	138,800	4,057,779
Bridgestone Corp.	220,300	8,183,387
Daikin Industries Ltd.	155,791	21,966,970

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Freee KK, 144A*	29,215	$867,133
Hoya Corp.	225,200	21,536,258
Kao Corp.	90,600	7,478,502
Keyence Corp.	76,072	26,783,576
Kose Corp.	62,400	9,107,051
Nitori Holdings Co. Ltd.	42,300	6,681,499
Persol Holdings Co. Ltd.	352,000	6,582,933
Sanwa Holdings Corp.	848,200	9,507,225
Shionogi & Co. Ltd.	177,600	10,988,474
Shiseido Co. Ltd.	169,400	12,037,331
SMC Corp.	28,200	12,867,199
Terumo Corp.	187,600	6,669,602
Toyota Motor Corp.	142,800	10,065,943

		175,380,862

Luxembourg — 0.2%
Tenaris SA	409,115	4,620,715

Macau — 0.5%
Galaxy Entertainment Group Ltd.	1,357,000	10,007,663

Netherlands — 5.1%
Adyen NV, 144A*	46,249	37,946,477
ASML Holding NV	134,775	40,085,684
Heineken NV	130,835	13,935,026
Koninklijke Philips NV	291,595	14,260,016
NXP Semiconductors NV	47,639	6,062,539

		112,289,742

Portugal — 0.3%
Galp Energia SGPS SA	349,360	5,855,157

Singapore — 0.5%
DBS Group Holdings Ltd.	555,100	10,690,946

Spain — 1.1%
ACS Actividades de Construccion y Servicios SA	280,549	11,245,398
Amadeus IT Group SA	173,473	14,180,951

		25,426,349

Sweden — 1.8%
Assa Abloy AB (Class B Stock)	316,395	7,394,778
Atlas Copco AB (Class A Stock)	406,838	16,222,849
Hexagon AB (Class B Stock)	232,878	13,038,359
Swedbank AB (Class A Stock)	238,221	3,543,867

		40,199,853

Switzerland — 11.0%
Alcon, Inc.*	245,990	13,915,173
Cie Financiere Richemont SA	65,011	5,113,606
Givaudan SA	8,511	26,659,382
Julius Baer Group Ltd.*	197,570	10,193,318
Lonza Group AG*	67,924	24,785,209
Novartis AG	335,576	31,831,216
Partners Group Holding AG(a)	24,971	22,933,790
Roche Holding AG	48,760	15,822,658
SGS SA	3,335	9,139,751
SIG Combibloc Group AG*	668,509	10,700,899
Sika AG	61,088	11,481,683
Sonova Holding AG	59,308	13,571,043

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Straumann Holding AG	27,192	$26,720,670
Temenos AG*	76,223	12,101,410
UBS Group AG*	670,450	8,465,544

		243,435,352

Taiwan — 1.7%
Sea Ltd., ADR*(a)	315,893	12,705,217
Taiwan Semiconductor Manufacturing Co. Ltd.	2,186,000	24,268,676

		36,973,893

United Kingdom — 12.4%
Abcam PLC	172,905	3,098,798
Ashtead Group PLC	379,505	12,153,994
AstraZeneca PLC	153,568	15,496,084
Barratt Developments PLC	425,722	4,229,142
Bunzl PLC	535,375	14,649,982
Compass Group PLC	920,760	23,103,043
DCC PLC	97,328	8,451,332
Diageo PLC	295,045	12,535,674
Electrocomponents PLC	975,980	8,764,365
Experian PLC	1,120,686	37,894,815
Fevertree Drinks PLC	405,515	11,271,202
London Stock Exchange Group PLC	234,194	24,113,364
Prudential PLC	569,168	10,953,891
Reckitt Benckiser Group PLC	133,560	10,845,328
RELX PLC	1,060,729	26,788,961
Rentokil Initial PLC	1,255,638	7,547,042
Segro PLC	1,101,998	13,129,023
Spectris PLC	201,685	7,764,404
St. James’s Place PLC	1,072,478	16,605,430
Trainline PLC, 144A*	664,649	4,464,941

		273,860,815

United States — 3.6%
Aon PLC	58,993	12,287,652
Core Laboratories NV(a)	25,474	959,606
Ferguson PLC	118,227	10,743,843
Lululemon Athletica, Inc.*	101,417	23,495,276
QIAGEN NV, (BATS)*	174,984	5,984,578
QIAGEN NV, (NYSE)*	49,612	1,676,886
Samsonite International SA, 144A	4,826,936	11,637,140
Sensata Technologies Holding PLC*	243,058	13,093,534

		79,878,515

TOTAL COMMON STOCKS (cost $1,636,220,662)		2,140,598,106

PREFERRED STOCK — 1.2%
Germany
Sartorius AG (PRFC)	123,243	26,526,795

(cost $11,236,311)
TOTAL LONG-TERM INVESTMENTS (cost $1,647,456,973)		2,167,124,901

SHORT-TERM INVESTMENTS — 5.4%
AFFILIATED MUTUAL FUNDS — 4.7%
PGIM Core Ultra Short Bond Fund(w)	23,247,720	23,247,720

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $79,984,195; includes $79,871,738 of cash collateral for securities on loan)(b)(w)	79,970,366	$79,986,360

TOTAL AFFILIATED MUTUAL FUNDS (cost $103,231,915)		103,234,080

UNAFFILIATED FUND — 0.7%
BlackRock Liquidity FedFund	15,443,374	15,443,374

(cost $15,443,374)
TOTAL SHORT-TERM INVESTMENTS (cost $118,675,289)		118,677,454

TOTAL INVESTMENTS — 103.6% (cost $1,766,132,262)		2,285,802,355

Liabilities in excess of other assets — (3.6)%		(79,002,272)

NET ASSETS — 100.0%		$2,206,800,083

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $77,605,218; cash collateral of $79,871,738 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$21,113,737	$—	$—
Australia	—	59,775,858	—
Austria	—	10,336,019	—
Belgium	—	10,439,107	—
Canada	99,233,214	—	—
China	83,058,988	108,535,129	—
Denmark	—	59,356,434	—
Finland	—	3,293,651	—
France	—	285,932,846	—
Germany	14,827,199	134,206,200	—
Hong Kong	—	66,831,435	—
India	14,937,450	19,175,354	—
Ireland	11,111,993	40,086,754	—
Israel	24,446,485	—	—
Italy	—	55,280,391	—
Japan	867,133	174,513,729	—
Luxembourg	—	4,620,715	—
Macau	—	10,007,663	—
Netherlands	6,062,539	106,227,203	—
Portugal	—	5,855,157	—
Singapore	—	10,690,946	—
Spain	—	25,426,349	—
Sweden	—	40,199,853	—
Switzerland	—	243,435,352	—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Taiwan	$12,705,217	$24,268,676	$—
United Kingdom	—	273,860,815	—
United States	51,512,954	28,365,561	—
Preferred Stock
Germany	—	26,526,795	—
Affiliated Mutual Funds	103,234,080	—	—
Unaffiliated Fund	15,443,374	—	—

Total	$458,554,363	$1,827,247,992	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Health Care Equipment & Supplies	7.1%
Textiles, Apparel & Luxury Goods	6.1
Capital Markets	5.6
Pharmaceuticals	5.2
Internet & Direct Marketing Retail	5.1
Software	5.0
Affiliated Mutual Funds (3.6% represents investments purchased with collateral from securities on loan)	4.7
Beverages	4.5
IT Services	4.3
Semiconductors & Semiconductor Equipment	4.3
Banks	3.8
Professional Services	3.6
Aerospace & Defense	3.5
Insurance	3.2
Life Sciences Tools & Services	3.1
Personal Products	2.9
Machinery	2.7
Trading Companies & Distributors	2.6
Electronic Equipment, Instruments & Components	2.6
Building Products	2.3
Chemicals	2.2
Hotels, Restaurants & Leisure	1.9
Automobiles	1.9
Oil, Gas & Consumable Fuels	1.7
Entertainment	1.6
Interactive Media & Services	1.2

Electrical Equipment	0.9%
Biotechnology	0.8
Road & Rail	0.8
Unaffiliated Fund	0.7
Auto Components	0.7
Electric Utilities	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Food Products	0.6
Construction Materials	0.6
Thrifts & Mortgage Finance	0.5
Construction & Engineering	0.5
Household Products	0.5
Containers & Packaging	0.5
Food & Staples Retailing	0.4
Industrial Conglomerates	0.4
Multiline Retail	0.4
Commercial Services & Supplies	0.3
Specialty Retail	0.3
Air Freight & Logistics	0.3
Energy Equipment & Services	0.2
Household Durables	0.2
Diversified Consumer Services	0.1

103.6
Liabilities in excess of other assets	(3.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$77,605,218	$(77,605,218)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $77,605,218:
Unaffiliated investments (cost $1,662,900,347)	$2,182,568,275
Affiliated investments (cost $103,231,915)	103,234,080
Foreign currency, at value (cost $2,750,820)	2,767,825
Cash	42,060
Tax reclaim receivable	7,498,281
Dividends receivable	597,653
Receivable for investments sold	460,104
Receivable from affiliate	13,988
Prepaid expenses and other assets	37,308

Total Assets	2,297,219,574

LIABILITIES
Payable to broker for collateral for securities on loan	79,871,738
Payable to affiliate	3,943,800
Payable for Portfolio shares repurchased	3,890,460
Payable for investments purchased	1,329,603
Management fee payable	751,393
Accrued expenses and other liabilities	333,813
Foreign capital gains tax liability accrued	207,306
Distribution fee payable	91,021
Affiliated transfer agent fee payable	357

Total Liabilities	90,419,491

NET ASSETS	$2,206,800,083

Net assets were comprised of:
Partners’ Equity	$2,206,800,083

Net asset value and redemption price per share, $2,206,800,083 / 107,515,638 outstanding shares of beneficial interest	$20.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $3,493,269 foreign withholding tax, of which $168,774 is reimbursable by an affiliate)	$33,754,996
Affiliated dividend income	847,310
Income from securities lending, net (including affiliated income of $341,049)	508,576

Total income	35,110,882

EXPENSES
Management fee	16,859,078
Distribution fee	5,203,763
Custodian and accounting fees	589,359
Trustees’ fees	33,400
Audit fee	29,467
Legal fees and expenses	18,743
Shareholders’ reports	8,967
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	71,545

Total expenses	22,821,330
Less: Fee waiver and/or expense reimbursement	(416,301)

Net expenses	22,405,029

NET INVESTMENT INCOME (LOSS)	12,705,853

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $13,157) (net of foreign capital gains taxes $7,177)	122,924,010
Foreign currency transactions	(435,251)

122,488,759

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,370) (net of change in foreign capital gains taxes $(207,306))	426,134,405
Foreign currencies	157,661

426,292,066

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	548,780,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$561,486,678

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$12,705,853	$16,973,609
Net realized gain (loss) on investment and foreign currency transactions	122,488,759	210,616,324
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	426,292,066	(543,275,666)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	561,486,678	(315,685,733)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [11,169,762 and 8,207,217 shares, respectively]	198,115,322	145,308,018
Portfolio shares repurchased [17,949,955 and 37,678,734 shares, respectively]	(329,685,797)	(632,728,458)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(131,570,475)	(487,420,440)

CAPITAL CONTRIBUTIONS	559,603	2,267,423

TOTAL INCREASE (DECREASE)	430,475,806	(800,838,750)
NET ASSETS:
Beginning of year	1,776,324,277	2,577,163,027

End of year	$2,206,800,083	$1,776,324,277

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 97.0%	Shares	Value
Australia — 4.0%
AGL Energy Ltd.	266,900	$3,841,680
Beach Energy Ltd.	230,000	409,139
BHP Group PLC	450,378	10,610,374
Coca-Cola Amatil Ltd.	150,400	1,167,514
CSR Ltd.	1,070,300	3,412,299
Fortescue Metals Group Ltd.	1,281,400	9,640,837
Harvey Norman Holdings Ltd.(a)	1,222,969	3,497,217
Inghams Group Ltd.(a)	832,600	1,966,978
Lendlease Group	318,900	3,933,719
Link Administration Holdings Ltd.	113,400	467,446
Metcash Ltd.	2,725,199	4,906,133
Mineral Resources Ltd.	232,300	2,699,257
Mirvac Group, REIT	2,126,200	4,745,604
Myer Holdings Ltd.*(a)	2,108,600	710,765
Perenti Global Ltd.	1,790,400	2,041,905
Qantas Airways Ltd.	1,938,002	9,708,981
Rio Tinto Ltd.	125,800	8,883,255
St. Barbara Ltd.	1,118,600	2,126,756
Stockland, REIT	1,210,000	3,922,095
Super Retail Group Ltd.	40,300	286,417

		78,978,371

Austria — 0.7%
OMV AG	138,300	7,771,521
voestalpine AG	144,800	4,062,988
Wienerberger AG	89,800	2,661,255

		14,495,764

Belgium — 0.5%
Bekaert SA	142,800	4,240,100
UCB SA	61,600	4,899,370

		9,139,470

Canada — 2.2%
Canadian National Railway Co.	96,030	8,687,108
National Bank of Canada	197,500	10,962,843
Suncor Energy, Inc.	492,560	16,143,663
TMX Group Ltd.	103,400	8,954,087

		44,747,701

China — 1.9%
China Resources Cement Holdings Ltd.	6,988,000	8,915,769
ESR Cayman Ltd., 144A*	1,382,600	3,113,493
Kingboard Holdings Ltd.	1,618,800	5,153,054
Lee & Man Paper Manufacturing Ltd.	5,815,500	4,415,454
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	1,099,000	13,045,228
Shenzhen International Holdings Ltd.	1,246,500	2,744,469

		37,387,467

Denmark — 0.9%
Carlsberg A/S (Class B Stock)	82,848	12,359,572
Danske Bank A/S	248,400	4,020,386
Dfds A/S	53,800	2,623,785

		19,003,743

COMMON STOCKS (continued)	Shares	Value
Finland — 1.6%
Nordea Bank Abp	1,587,086	$12,816,512
Sampo OYJ (Class A Stock)	234,751	10,249,670
UPM-Kymmene OYJ	200,400	6,946,777
Valmet OYJ	72,700	1,742,514

		31,755,473

France — 11.9%
Air Liquide SA	95,879	13,587,253
Arkema SA	52,200	5,547,011
Atos SE	65,920	5,509,051
AXA SA	305,800	8,616,497
BNP Paribas SA	267,206	15,885,046
Bouygues SA	137,500	5,851,551
Cie Generale des Etablissements Michelin SCA	62,600	7,665,777
Cie Plastic Omnium SA	103,600	2,896,089
CNP Assurances	224,900	4,476,244
Credit Agricole SA	466,400	6,774,520
Engie SA	1,441,050	23,295,799
Natixis SA	818,900	3,642,711
Orange SA	383,400	5,641,006
Peugeot SA	164,100	3,947,800
Renault SA	73,200	3,464,675
Safran SA	124,551	19,255,079
Sanofi	445,770	44,862,438
Societe BIC SA	2,000	139,062
Societe Generale SA	110,300	3,844,114
Sopra Steria Group	16,500	2,658,564
TOTAL SA	358,200	19,834,222
Valeo SA	51,200	1,804,333
Vinci SA	87,116	9,696,111
Vivendi SA	606,601	17,561,939

		236,456,892

Germany — 6.9%
Allianz SE	51,100	12,523,932
Aurubis AG	46,100	2,844,703
Bayer AG	29,500	2,408,221
Bayerische Motoren Werke AG	81,100	6,668,087
Covestro AG, 144A	119,000	5,568,031
Daimler AG	124,000	6,880,811
Deutsche Lufthansa AG	362,100	6,685,483
Deutsche Post AG	222,800	8,532,818
Duerr AG(a)	101,000	3,450,403
Fresenius Medical Care AG & Co. KGaA	74,375	5,522,447
Fresenius SE & Co. KGaA	103,512	5,840,853
METRO AG	276,000	4,417,822
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	27,300	8,053,302
Rheinmetall AG	56,800	6,540,828
SAP SE	193,019	26,189,079
Siemens AG	24,000	3,144,944
Siltronic AG	45,900	4,656,150
Volkswagen AG	61,900	12,073,761
Vonovia SE	103,903	5,603,639

		137,605,314

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Hong Kong — 1.1%
CK Asset Holdings Ltd.	288,000	$2,076,075
Dah Sing Financial Holdings Ltd.	484,312	1,907,680
Skyworth Group Ltd.*	7,664,000	2,222,453
Tongda Group Holdings Ltd.	22,264,000	2,793,770
WH Group Ltd., 144A	6,681,500	6,919,943
Yue Yuen Industrial Holdings Ltd.	1,736,000	5,138,208

		21,058,129

Indonesia — 0.2%
Bank Mandiri Persero Tbk PT	5,659,600	3,121,125

Ireland — 1.0%
C&C Group PLC	423,900	2,277,337
Ryanair Holdings PLC, ADR*	132,618	11,618,663
Smurfit Kappa Group PLC	181,000	6,953,817

		20,849,817

Israel — 0.7%
Bank Hapoalim BM	374,400	3,111,161
Bank Leumi Le-Israel BM	1,279,647	9,319,701
Teva Pharmaceutical Industries Ltd.*	166,500	1,659,488

		14,090,350

Italy — 1.8%
Enel SpA	2,589,500	20,565,526
Leonardo SpA	500,100	5,862,091
Mediobanca Banca di Credito
Finanziario SpA	516,700	5,696,165
UnipolSai Assicurazioni SpA	1,385,701	4,021,544

		36,145,326

Japan — 20.9%
AGC, Inc.	190,200	6,793,451
Aisin Seiki Co. Ltd.	92,700	3,439,826
Aozora Bank Ltd.	98,300	2,601,396
Asahi Group Holdings Ltd.	169,300	7,738,931
Astellas Pharma, Inc.	643,400	10,994,048
Brother Industries Ltd.	173,700	3,575,838
Credit Saison Co. Ltd.	196,600	3,410,464
Daiwa House Industry Co. Ltd.	598,494	18,504,398
EDION Corp.	12,400	137,840
Fujikura Ltd.	455,800	1,873,422
Fuyo General Lease Co. Ltd.	65,100	4,378,884
Hazama Ando Corp.	528,100	4,586,129
Hitachi Ltd.	555,800	23,414,421
Honda Motor Co. Ltd.	27,200	769,926
Isuzu Motors Ltd.	330,400	3,913,832
ITOCHU Corp.	584,400	13,569,791
Japan Airlines Co. Ltd.	205,800	6,398,085
Japan Aviation Electronics Industry Ltd.	192,000	3,872,678
JTEKT Corp.	329,500	3,887,400
Kaneka Corp.	80,100	2,568,865
Kao Corp.	149,590	12,347,782
KDDI Corp.	604,600	18,045,321
Keihin Corp.	223,500	5,223,598
Keiyo Bank Ltd. (The)	405,500	2,341,256
Komatsu Ltd.	171,800	4,134,585
Makita Corp.	265,400	9,203,408
Marubeni Corp.	779,500	5,756,826

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Mazda Motor Corp.	317,700	$2,706,280
Mitsubishi Chemical Holdings Corp.	501,200	3,746,540
Mitsubishi Gas Chemical Co., Inc.	278,600	4,244,757
Mitsubishi UFJ Financial Group, Inc.	1,645,700	8,901,674
Mitsubishi UFJ Lease & Finance Co. Ltd.	859,800	5,532,981
Mitsui & Co. Ltd.	401,200	7,121,469
Mitsui Chemicals, Inc.	220,100	5,372,187
Mizuho Financial Group, Inc.	4,359,500	6,704,838
Morinaga Milk Industry Co. Ltd.	101,300	4,136,434
Nexon Co. Ltd.*	739,300	9,807,620
Nikon Corp.	227,800	2,785,051
Nintendo Co. Ltd.	37,200	14,994,787
Nippon Telegraph & Telephone Corp.	754,400	19,152,603
Nishi-Nippon Financial Holdings, Inc.	297,400	2,322,081
NTT DOCOMO, Inc.	84,100	2,342,448
Obayashi Corp.	105,200	1,169,996
Pan Pacific International Holdings Corp.	454,920	7,551,154
Resona Holdings, Inc.	1,895,200	8,262,696
Sankyu, Inc.	2,600	130,493
Sawai Pharmaceutical Co. Ltd.	48,200	3,056,864
Shin-Etsu Chemical Co. Ltd.	101,700	11,194,911
Shizuoka Gas Co. Ltd.	383,800	3,330,936
SKY Perfect JSAT Holdings, Inc.	1,083,400	4,813,358
Sompo Holdings, Inc.	151,900	5,954,164
Sumitomo Corp.	342,300	5,075,254
Sumitomo Forestry Co. Ltd.	310,600	4,585,683
Sumitomo Heavy Industries Ltd.	176,900	5,030,481
Sumitomo Mitsui Financial Group, Inc.	567,300	20,899,923
Suzuki Motor Corp.	169,200	7,049,699
Teijin Ltd.	327,200	6,123,175
Tokai Rika Co. Ltd.	15,800	308,627
Towa Pharmaceutical Co. Ltd.	137,700	3,578,537
Toyo Tire Corp.	156,500	2,247,154
Toyoda Gosei Co. Ltd.	158,000	3,949,897
Toyota Motor Corp.	67,574	4,763,277
Tsubakimoto Chain Co.	107,200	3,772,391
Ube Industries Ltd.	214,800	4,657,468
Ulvac, Inc.	93,500	3,692,561
Yamaha Corp.	149,300	8,288,064
Yokohama Rubber Co. Ltd. (The)	148,300	2,882,338

		415,723,252

Luxembourg — 0.3%
ArcelorMittal SA	315,464	5,572,690

Mexico — 0.2%
Arca Continental SAB de CV	658,500	3,483,093

Netherlands — 5.3%
ABN AMRO Bank NV, 144A, CVA	725,693	13,229,341
Aegon NV	740,800	3,385,655
ING Groep NV	415,900	4,997,520
Koninklijke Ahold Delhaize NV	534,100	13,350,419
Koninklijke DSM NV	102,908	13,413,380
NN Group NV	119,500	4,536,818
Royal Dutch Shell PLC (Class A Stock)	805,893	23,931,540
Royal Dutch Shell PLC (Class B Stock)	459,100	13,664,999
Signify NV, 144A	223,800	7,000,074

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Netherlands (continued)
Wolters Kluwer NV	122,133	$8,915,882

		106,425,628

New Zealand — 0.3%
Air New Zealand Ltd.	2,919,400	5,770,044

Norway — 2.2%
DNB ASA	292,300	5,464,011
Equinor ASA	684,546	13,668,432
Leroy Seafood Group ASA	680,800	4,524,721
Mowi ASA	391,092	10,153,084
Telenor ASA	518,377	9,286,100

		43,096,348

Singapore — 1.6%
DBS Group Holdings Ltd.	1,053,740	20,294,502
Hong Leong Asia Ltd.*	957,700	477,436
NetLink NBN Trust, UTS	9,817,200	6,900,624
Venture Corp. Ltd.	286,100	3,459,788

		31,132,350

South Africa — 0.1%
Investec PLC	451,400	2,658,664

South Korea — 1.0%
Samsung Electronics Co. Ltd.	432,533	20,817,260

Spain — 1.7%
Banco Santander SA	1,390,900	5,833,459
Iberdrola SA	279,000	2,880,971
Mapfre SA	1,876,692	4,972,791
Red Electrica Corp. SA	348,849	7,024,882
Repsol SA	580,400	9,100,269
Telefonica SA	710,900	4,971,014

		34,783,386

Sweden — 3.1%
Assa Abloy AB (Class B Stock)	765,230	17,884,940
Boliden AB	190,300	5,056,086
Electrolux AB (Class B Stock)	149,700	3,672,476
Epiroc AB (Class A Stock)	1,010,871	12,329,185
Sandvik AB	268,600	5,231,147
SKF AB (Class B Stock)	377,800	7,632,782
Volvo AB (Class B Stock)	555,900	9,302,322

		61,108,938

Switzerland — 7.3%
ABB Ltd.	702,366	16,992,927
Adecco Group AG	91,680	5,794,572
Baloise Holding AG	24,800	4,484,618
Credit Suisse Group AG*	664,200	8,965,135
Helvetia Holding AG	16,500	2,333,800
Landis+Gyr Group AG*	52,000	5,402,509
Novartis AG	271,104	25,715,695
Roche Holding AG	102,000	33,099,079
Swiss Life Holding AG	23,800	11,952,734
Swiss Re AG	74,700	8,387,993
UBS Group AG*	698,300	8,817,196
Zurich Insurance Group AG	34,400	14,111,201

		146,057,459

COMMON STOCKS (continued)	Shares	Value
United Arab Emirates — 0.2%
Network International Holdings PLC, 144A*	534,266	$4,539,152

United Kingdom — 14.9%
3i Group PLC	578,800	8,437,546
Ashtead Group PLC	189,100	6,056,100
Aviva PLC	649,600	3,623,674
Babcock International Group PLC	557,800	4,651,560
BAE Systems PLC	1,611,148	12,057,630
Barclays PLC	2,371,600	5,661,074
Barratt Developments PLC	536,800	5,332,596
Bellway PLC	113,800	5,742,764
Berkeley Group Holdings PLC	24,800	1,595,835
Bovis Homes Group PLC	248,000	4,471,553
BP PLC	2,380,200	14,926,501
British American Tobacco PLC	214,600	9,196,897
BT Group PLC	1,976,800	5,040,470
Centrica PLC	1,876,600	2,221,353
CK Hutchison Holdings Ltd.	774,500	7,391,250
Compass Group PLC	289,455	7,262,795
Debenhams PLC*^(a)	1,384,862	183
Dialog Semiconductor PLC*	9,100	462,385
Dixons Carphone PLC	1,147,300	2,192,631
GlaxoSmithKline PLC	916,500	21,618,351
Go-Ahead Group PLC (The)	148,200	4,356,632
Howden Joinery Group PLC	563,336	5,023,394
Imperial Brands PLC	310,800	7,741,143
Inchcape PLC	489,500	4,585,213
Informa PLC	990,909	11,267,065
International Consolidated Airlines Group SA	565,500	4,685,572
J Sainsbury PLC	2,124,600	6,475,195
Kingfisher PLC	1,390,500	3,997,565
Legal & General Group PLC	1,571,000	6,354,747
Lloyds Banking Group PLC	11,415,600	9,476,804
Marks & Spencer Group PLC	1,296,600	3,693,414
Marston’s PLC	1,392,600	2,349,550
Micro Focus International PLC	115,800	1,630,990
Premier Foods PLC*	200,276	100,569
Prudential PLC	850,110	16,360,745
Redrow PLC	194,952	1,928,267
RELX PLC	839,685	21,206,442
Restaurant Group PLC (The)	534,400	1,157,678
Royal Mail PLC	484,100	1,451,195
RSA Insurance Group PLC	1,056,718	7,926,756
Tate & Lyle PLC	588,000	5,931,051
Taylor Wimpey PLC	1,548,800	3,990,581
Tesco PLC	6,227,562	21,073,175
Unilever PLC	151,203	8,747,887
Vesuvius PLC	385,700	2,552,658
Weir Group PLC (The)	258,256	5,166,586

		297,174,022

United States — 2.5%
Aon PLC	73,835	15,379,092
Ferguson PLC	109,789	9,977,066

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Medtronic PLC	219,110	$24,858,029

		50,214,187

TOTAL COMMON STOCKS (cost $1,775,461,626)		1,933,391,415

PREFERRED STOCK — 1.1%
Germany
Volkswagen AG (PRFC)	106,243	21,089,385

(cost $19,537,080)

	Units

RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/10/20	580,400	275,388

(cost $274,082)

WARRANTS* — 0.0%
United States
Boart Longyear Ltd., expiring 09/13/24	11,105	1,480

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $1,795,272,788)		1,954,757,668

	Shares

SHORT-TERM INVESTMENTS — 1.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	21,240,992	21,240,992

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $4,217,466; includes $4,195,767 of cash collateral for securities on loan)(b)(w)	4,216,623	$4,217,466

TOTAL SHORT-TERM INVESTMENTS (cost $25,458,458)		25,458,458

TOTAL INVESTMENTS — 99.4% (cost $1,820,731,246)		1,980,216,126
Other assets in excess of liabilities — 0.6%		12,287,884

NET ASSETS — 100.0%		$1,992,504,010

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $183 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,933,456; cash collateral of $4,195,767 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$78,978,371	$—
Austria	—	14,495,764	—
Belgium	—	9,139,470	—
Canada	44,747,701	—	—
China	—	37,387,467	—
Denmark	—	19,003,743	—
Finland	—	31,755,473	—
France	—	236,456,892	—
Germany	—	137,605,314	—
Hong Kong	—	21,058,129	—
Indonesia	—	3,121,125	—
Ireland	11,618,663	9,231,154	—
Israel	—	14,090,350	—
Italy	—	36,145,326	—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Japan	$—	$415,723,252	$—
Luxembourg	—	5,572,690	—
Mexico	3,483,093	—	—
Netherlands	—	106,425,628	—
New Zealand	—	5,770,044	—
Norway	—	43,096,348	—
Singapore	—	31,132,350	—
South Africa	—	2,658,664	—
South Korea	—	20,817,260	—
Spain	—	34,783,386	—
Sweden	—	61,108,938	—
Switzerland	—	146,057,459	—
United Arab Emirates	—	4,539,152	—
United Kingdom	—	297,173,839	183
United States	40,237,121	9,977,066	—
Preferred Stock
Germany	—	21,089,385	—
Rights
Spain	275,388	—	—
Warrants
United States	—	1,480	—
Affiliated Mutual Funds	25,458,458	—	—

Total	$125,820,424	$1,854,395,519	$183

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	9.6%
Insurance	8.4
Pharmaceuticals	7.8
Oil, Gas & Consumable Fuels	6.0
Chemicals	3.9
Machinery	3.9
Automobiles	3.7
Metals & Mining	2.9
Trading Companies & Distributors	2.7
Diversified Telecommunication Services	2.6
Food & Staples Retailing	2.6
Electronic Equipment, Instruments & Components	2.3
Airlines	2.2
Entertainment	2.2
Capital Markets	1.9
Aerospace & Defense	1.9
Household Durables	1.8
Professional Services	1.8
Food Products	1.7
Real Estate Management & Development	1.7
Electric Utilities	1.5
Auto Components	1.5
Multi-Utilities	1.5
Software	1.4
Beverages	1.4
Electrical Equipment	1.3

Affiliated Mutual Funds (0.2% represents investments purchased with collateral from securities on loan)	1.3%
Health Care Equipment & Supplies	1.2
Building Products	1.2
Technology Hardware, Storage & Peripherals	1.2
Construction & Engineering	1.1
Personal Products	1.0
Wireless Telecommunication Services	1.0
Industrial Conglomerates	0.9
Tobacco	0.9
Media	0.8
Multiline Retail	0.8
Construction Materials	0.7
Road & Rail	0.6
IT Services	0.6
Health Care Providers & Services	0.6
Paper & Forest Products	0.6
Hotels, Restaurants & Leisure	0.6
Air Freight & Logistics	0.5
Diversified Financial Services	0.5
Semiconductors & Semiconductor Equipment	0.4
Equity Real Estate Investment Trusts (REITs)	0.4
Leisure Products	0.4
Containers & Packaging	0.3
Specialty Retail	0.3
Textiles, Apparel & Luxury Goods	0.3
Commercial Services & Supplies	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Distributors	0.2%
Consumer Finance	0.2
Gas Utilities	0.2
Transportation Infrastructure	0.1
Marine	0.1

99.4
Other assets in excess of liabilities	0.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$276,868	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$221,408

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$6,500	$(867)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,933,456	$(3,933,456)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $3,933,456:
Unaffiliated investments (cost $1,795,272,788)	$1,954,757,668
Affiliated investments (cost $25,458,458)	25,458,458
Foreign currency, at value (cost $19,685,622)	19,893,191
Tax reclaim receivable	10,253,545
Receivable for investments sold	2,439,029
Dividends receivable	2,230,891
Receivable for Portfolio shares sold	311,109
Receivable from affiliate	22,904
Prepaid expenses and other assets	34,099

Total Assets	2,015,400,894

LIABILITIES
Payable for investments purchased	8,981,801
Payable to broker for collateral for securities on loan	4,195,767
Payable to affiliate	4,156,588
Loan payable	3,583,000
Management fee payable	721,099
Accrued expenses and other liabilities	644,081
Payable to custodian	529,622
Distribution fee payable	81,943
Payable for Portfolio shares repurchased	2,626
Affiliated transfer agent fee payable	357

Total Liabilities	22,896,884

NET ASSETS	$1,992,504,010

Net assets were comprised of:
Partners’ Equity	$1,992,504,010

Net asset value and redemption price per share, $1,992,504,010 / 92,852,304 outstanding shares of beneficial interest	$21.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $7,646,985 foreign withholding tax, of which $864,502 is reimbursable by an affiliate)	$65,376,403
Income from securities lending, net (including affiliated income of $436,372)	867,921
Affiliated dividend income	856,571

Total income	67,100,895

EXPENSES
Management fee	14,830,566
Distribution fee	4,571,827
Custodian and accounting fees	478,783
Trustees’ fees	30,290
Audit fee	28,800
Legal fees and expenses	17,805
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	4,850
Miscellaneous	101,379

Total expenses	20,071,308
Less: Fee waiver and/or expense reimbursement	(79,755)

Net expenses	19,991,553

NET INVESTMENT INCOME (LOSS)	47,109,342

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,474))	(10,611,142)
Foreign currency transactions	(609,566)

(11,220,708)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,934)	290,215,045
Foreign currencies	432,601

290,647,646

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	279,426,938

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$326,536,280

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$47,109,342	$49,343,848
Net realized gain (loss) on investment and foreign currency transactions	(11,220,708)	63,024,261
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	290,647,646	(453,543,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	326,536,280	(341,174,904)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [14,054,665 and 8,571,584 shares, respectively]	273,622,323	169,434,497
Portfolio shares repurchased [9,656,500 and 29,006,417 shares, respectively]	(189,909,507)	(570,003,694)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	83,712,816	(400,569,197)

CAPITAL CONTRIBUTIONS	752,132	1,576,860

TOTAL INCREASE (DECREASE)	411,001,228	(740,167,241)
NET ASSETS:
Beginning of year	1,581,502,782	2,321,670,023

End of year	$1,992,504,010	$1,581,502,782

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS	Shares	Value
Australia — 2.1%
BHP Group Ltd.	221,774	$6,066,232
BHP Group PLC	143,513	3,380,997

		9,447,229

Austria — 0.5%
Erste Group Bank AG*	60,869	2,304,507

Belgium — 2.2%
Anheuser-Busch InBev SA/NV	68,896	5,621,662
KBC Group NV	56,365	4,246,078

		9,867,740

Brazil — 0.6%
Itau Unibanco Holding SA, ADR	280,538	2,566,923

Canada — 0.0%
Nortel Networks Corp.*^	2,492	—

China — 3.3%
Alibaba Group Holding Ltd., ADR*	19,694	4,177,098
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	442,000	5,246,579
Prosus NV*	22,849	1,708,614
Tencent Holdings Ltd.	77,600	3,735,180

		14,867,471

Denmark — 1.8%
Novo Nordisk A/S (Class B Stock)	136,498	7,925,652

France — 15.3%
Accor SA	79,135	3,708,800
Airbus SE	36,717	5,382,446
AXA SA	147,778	4,163,926
Capgemini SE	39,605	4,839,042
EssilorLuxottica SA	27,091	4,139,109
Legrand SA	55,664	4,541,184
L’Oreal SA	18,581	5,507,306
LVMH Moet Hennessy Louis Vuitton SE	17,059	7,943,229
Orange SA	294,305	4,330,142
Pernod Ricard SA	27,714	4,963,758
Safran SA	30,081	4,650,400
Schneider Electric SE	62,247	6,396,004
TOTAL SA	141,538	7,837,231

		68,402,577

Germany — 8.0%
adidas AG	13,657	4,460,633
Allianz SE	29,348	7,192,805
Continental AG	26,244	3,377,293
Deutsche Boerse AG	29,777	4,694,810
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	17,906	5,282,140
SAP SE	65,664	8,909,380
Symrise AG	18,040	1,904,230

		35,821,291

Hong Kong — 4.2%
AIA Group Ltd.	1,054,200	11,080,135

COMMON STOCKS (continued)	Shares	Value
Hong Kong (continued)
CK Asset Holdings Ltd.	578,000	$4,166,567
Hong Kong Exchanges & Clearing Ltd.	114,100	3,716,055

		18,962,757

India — 1.2%
HDFC Bank Ltd., ADR	86,019	5,451,024

Japan — 16.1%
Daikin Industries Ltd.	36,300	5,118,402
FANUC Corp.	18,200	3,361,423
Honda Motor Co. Ltd.	61,200	1,732,333
Kao Corp.	59,700	4,927,887
Keyence Corp.	21,800	7,675,386
Komatsu Ltd.	203,000	4,885,452
Kubota Corp.	312,000	4,897,209
Makita Corp.	114,000	3,953,235
Mitsui Fudosan Co. Ltd.	177,700	4,346,429
Nidec Corp.	28,700	3,914,645
Shin-Etsu Chemical Co. Ltd.	49,000	5,393,812
Shiseido Co. Ltd.	43,600	3,098,156
SMC Corp.	9,423	4,299,561
Sony Corp.	119,500	8,122,514
Sumitomo Mitsui Financial Group, Inc.	172,700	6,362,448

		72,088,892

Macau — 0.8%
Sands China Ltd.	698,800	3,740,478

Netherlands — 6.1%
ASML Holding NV	32,758	9,743,104
ING Groep NV	451,849	5,429,489
Royal Dutch Shell PLC (Class A Stock)	407,562	12,102,831

		27,275,424

Singapore — 1.3%
DBS Group Holdings Ltd.	303,100	5,837,553

South Korea — 1.4%
Samsung Electronics Co. Ltd., GDR	5,303	6,337,604

Spain — 1.3%
Industria de Diseno Textil SA	162,346	5,729,677

Sweden — 2.3%
Atlas Copco AB (Class A Stock)	129,718	5,172,564
Svenska Handelsbanken AB (Class A Stock)	479,341	5,159,709

		10,332,273

Switzerland — 12.2%
Alcon, Inc.*	49,298	2,788,692
Cie Financiere Richemont SA	54,827	4,312,557
LafargeHolcim Ltd.*	95,898	5,324,505
Nestle SA	160,192	17,341,331
Novartis AG	130,823	12,409,276
Roche Holding AG	37,842	12,279,758

		54,456,119

Taiwan — 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR.	118,466	6,882,875

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United Kingdom — 15.6%
Burberry Group PLC	249,985	$7,363,426
Diageo PLC	208,277	8,849,133
GlaxoSmithKline PLC	429,381	10,128,215
Legal & General Group PLC	1,392,240	5,631,657
Linde PLC	27,108	5,800,326
London Stock Exchange Group PLC	47,908	4,932,761
Prudential PLC	292,381	5,627,002
RELX PLC	196,436	4,950,755
Smith & Nephew PLC	202,073	4,921,460
Unilever PLC	127,017	7,348,600
WPP PLC	298,497	4,230,740

		69,784,075

United States — 1.3%
Ferguson PLC	63,438	5,764,923

TOTAL LONG-TERM INVESTMENTS (cost $350,578,127)		443,847,064

	Shares	Value

SHORT-TERM INVESTMENT — 0.7%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund(w)	3,222,961	$3,222,961

TOTAL SHORT-TERM INVESTMENT (cost $3,222,961)		3,222,961

TOTAL INVESTMENTS — 99.8% (cost $353,801,088)		447,070,025
Other assets in excess of liabilities — 0.2%		906,532

NET ASSETS — 100.0%		$447,976,557

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$9,447,229	$—
Austria	—	2,304,507	—
Belgium	—	9,867,740	—
Brazil	2,566,923	—	—
Canada	—	—	—
China	4,177,098	10,690,373	—
Denmark	—	7,925,652	—
France	—	68,402,577	—
Germany	—	35,821,291	—
Hong Kong	—	18,962,757	—
India	5,451,024	—	—
Japan	—	72,088,892	—
Macau	—	3,740,478	—
Netherlands	—	27,275,424	—
Singapore	—	5,837,553	—
South Korea	—	6,337,604	—
Spain	—	5,729,677	—
Sweden	—	10,332,273	—
Switzerland	—	54,456,119	—
Taiwan	6,882,875	—	—
United Kingdom	—	69,784,075	—

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
United States	$—	$5,764,923	$—
Affiliated Mutual Fund	3,222,961	—	—

Total	$22,300,881	$424,769,144	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Insurance	10.0%
Pharmaceuticals	9.6
Banks	8.2
Textiles, Apparel & Luxury Goods	6.3
Machinery	6.0
Personal Products	4.6
Oil, Gas & Consumable Fuels	4.5
Beverages	4.4
Food Products	3.9
Semiconductors & Semiconductor Equipment	3.7
Electrical Equipment	3.3
Capital Markets	2.9
Chemicals	2.9
Aerospace & Defense	2.3
Metals & Mining	2.1
Software	2.0
Real Estate Management & Development	1.9
Household Durables	1.8
Health Care Equipment & Supplies	1.7
Electronic Equipment, Instruments & Components	1.7
Hotels, Restaurants & Leisure	1.6
Technology Hardware, Storage & Peripherals	1.4

Internet & Direct Marketing Retail	1.3%
Trading Companies & Distributors	1.3
Specialty Retail	1.3
Construction Materials	1.2
Building Products	1.1
Professional Services	1.1
IT Services	1.1
Diversified Telecommunication Services	1.0
Media	0.9
Interactive Media & Services	0.8
Auto Components	0.8
Affiliated Mutual Fund	0.7
Automobiles	0.4
Communications Equipment	0.0 *

99.8
Other assets in excess of liabilities	0.2

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $350,578,127)	$443,847,064
Affiliated investments (cost $3,222,961)	3,222,961
Tax reclaim receivable	1,636,622
Dividends receivable	281,092
Receivable from affiliate	6,276
Receivable for Portfolio shares sold	3,105
Prepaid expenses	3,267

Total Assets	449,000,387

LIABILITIES
Payable to affiliate	440,849
Payable for Portfolio shares repurchased	344,087
Management fee payable	155,108
Accrued expenses and other liabilities	64,948
Distribution fee payable	18,407
Affiliated transfer agent fee payable	357
Payable to custodian	74

Total Liabilities	1,023,830

NET ASSETS	$447,976,557

Net assets were comprised of:
Partners’ Equity	$447,976,557

Net asset value and redemption price per share, $447,976,557 / 13,851,808 outstanding shares of beneficial interest	$32.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,176,321 foreign withholding tax, of which $75,982 is reimbursable by an affiliate)	$11,313,179
Affiliated dividend income	202,674
Income from securities lending, net (including affiliated income of $27,168)	39,049

Total income	11,554,902

EXPENSES
Management fee	2,983,249
Distribution fee	1,056,040
Custodian and accounting fees	143,335
Audit fee	26,200
Trustees’ fees	14,480
Legal fees and expenses	13,370
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	3,466
Miscellaneous	29,340

Total expenses	4,276,488

NET INVESTMENT INCOME (LOSS)	7,278,414

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(608))	(1,640,849)
Foreign currency transactions	(7,673)

(1,648,522)

Net change in unrealized appreciation (depreciation) on:
Investments	93,437,568
Foreign currencies	13,709

93,451,277

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	91,802,755

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,081,169

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$7,278,414	$8,760,940
Net realized gain (loss) on investment and foreign currency transactions	(1,648,522)	6,029,041
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	93,451,277	(97,589,488)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,081,169	(82,799,507)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,540,208 and 1,699,434 shares, respectively]	42,980,014	49,537,614
Portfolio shares repurchased [1,784,236 and 3,227,313 shares, respectively]	(52,560,364)	(90,062,104)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(9,580,350)	(40,524,490)

CAPITAL CONTRIBUTIONS	220,403	334,404

TOTAL INCREASE (DECREASE)	89,721,222	(122,989,593)
NET ASSETS:
Beginning of year	358,255,335	481,244,928

End of year	$447,976,557	$358,255,335

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.1%
Airbus SE (France)	100,042	$14,665,432
Boeing Co. (The)	66,107	21,535,016
Safran SA (France)	101,279	15,657,322

		51,857,770

Automobiles — 2.0%
Tesla, Inc.*(a)	60,431	25,280,100

Banks — 1.0%
JPMorgan Chase & Co.	91,028	12,689,303

Beverages — 0.5%
Constellation Brands, Inc. (Class A Stock)	33,640	6,383,190

Biotechnology — 1.9%
BioMarin Pharmaceutical, Inc.*	80,689	6,822,255
Exact Sciences Corp.*	56,647	5,238,715
Vertex Pharmaceuticals, Inc.*	55,137	12,072,246

		24,133,216

Capital Markets — 1.2%
S&P Global, Inc.	53,106	14,500,593

Entertainment — 4.5%
Netflix, Inc.*	112,393	36,367,003
Walt Disney Co. (The)	139,740	20,210,596

		56,577,599

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	80,538	23,671,729

Health Care Equipment & Supplies — 4.5%
Boston Scientific Corp.*	141,248	6,387,235
Danaher Corp.	74,430	11,423,516
DexCom, Inc.*	40,954	8,958,278
Edwards Lifesciences Corp.*	51,662	12,052,228
Intuitive Surgical, Inc.*	28,611	16,913,393

		55,734,650

Health Care Providers & Services — 0.3%
Guardant Health, Inc.*(a)	51,207	4,001,315

Hotels, Restaurants & Leisure — 2.2%
Chipotle Mexican Grill, Inc.*	16,744	14,016,570
Marriott International, Inc. (Class A Stock)	84,893	12,855,347

		26,871,917

Interactive Media & Services — 9.1%
Alphabet, Inc. (Class A Stock)*	28,798	38,571,753
Alphabet, Inc. (Class C Stock)*	28,743	38,429,966
Facebook, Inc. (Class A Stock)*	182,490	37,456,073

		114,457,792

Internet & Direct Marketing Retail — 9.1%
Alibaba Group Holding Ltd. (China), ADR*	211,619	44,884,390
Amazon.com, Inc.*	37,315	68,952,149

		113,836,539

COMMON STOCKS (continued)	Shares	Value
IT Services — 13.2%
Adyen NV (Netherlands), 144A*	19,526	$16,020,734
FleetCor Technologies, Inc.*	76,587	22,035,611
Mastercard, Inc. (Class A Stock)	166,278	49,648,948
PayPal Holdings, Inc.*	112,655	12,185,891
Shopify, Inc. (Canada) (Class A Stock)*	32,946	13,098,671
Square, Inc. (Class A Stock)*	93,255	5,834,033
Twilio, Inc. (Class A Stock)*(a)	60,339	5,930,117
Visa, Inc. (Class A Stock)(a)	218,018	40,965,582

		165,719,587

Leisure Products — 0.2%
Peloton Interactive, Inc. (Class A Stock)*(a)	91,528	2,599,395

Life Sciences Tools & Services — 1.4%
Illumina, Inc.*	54,024	17,921,922

Personal Products — 1.6%
Estee Lauder Cos., Inc. (The) (Class A Stock)	96,519	19,935,034

Pharmaceuticals — 3.0%
AstraZeneca PLC (United Kingdom), ADR	503,721	25,115,529
Eli Lilly & Co.	67,749	8,904,251
Novartis AG (Switzerland), ADR(a)	39,887	3,776,900

		37,796,680

Road & Rail — 1.6%
Uber Technologies, Inc.*	210,440	6,258,486
Union Pacific Corp.	78,189	14,135,789

		20,394,275

Semiconductors & Semiconductor Equipment — 6.1%
Broadcom, Inc.	49,459	15,630,033
NVIDIA Corp.	134,832	31,725,970
QUALCOMM, Inc.	200,875	17,723,201
Universal Display Corp.	16,147	3,327,412
Xilinx, Inc.	82,359	8,052,240

		76,458,856

Software — 16.1%
Adobe, Inc.*	120,036	39,589,073
Coupa Software, Inc.*(a)	51,894	7,589,498
Microsoft Corp.	413,577	65,221,093
salesforce.com, Inc.*	295,830	48,113,791
ServiceNow, Inc.*(a)	48,735	13,758,865
Splunk, Inc.*(a)	110,335	16,524,873
Workday, Inc. (Class A Stock)*	69,381	11,409,705

		202,206,898

Specialty Retail — 1.2%
Home Depot, Inc. (The)	67,325	14,702,434

Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	215,391	63,249,567

Textiles, Apparel & Luxury Goods — 7.5%
adidas AG (Germany)	51,614	16,858,103
Kering SA (France)	39,180	25,741,452
Lululemon Athletica, Inc.*	104,119	24,121,249

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc. (Class B Stock)	275,279	$27,888,516

		94,609,320

TOTAL LONG-TERM INVESTMENTS (cost $589,708,953)		1,245,589,681

SHORT-TERM INVESTMENTS — 7.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	2,594,590	2,594,590
PGIM Institutional Money Market Fund (cost $92,412,297; includes $92,234,483 of cash collateral for securities on loan)(b)(w)	92,412,340	92,430,822

TOTAL SHORT-TERM INVESTMENTS (cost $95,006,887)		95,025,412

TOTAL INVESTMENTS — 106.8% (cost $684,715,840)		1,340,615,093
Liabilities in excess of other assets — (6.8)%		(85,740,425)

NET ASSETS — 100.0%		$1,254,874,668

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $90,608,688; cash collateral of $92,234,483 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$21,535,016	$30,322,754	$—
Automobiles	25,280,100	—	—
Banks	12,689,303	—	—
Beverages	6,383,190	—	—
Biotechnology	24,133,216	—	—
Capital Markets	14,500,593	—	—
Entertainment	56,577,599	—	—
Food & Staples Retailing	23,671,729	—	—
Health Care Equipment & Supplies	55,734,650	—	—
Health Care Providers & Services	4,001,315	—	—
Hotels, Restaurants & Leisure	26,871,917	—	—
Interactive Media & Services	114,457,792	—	—
Internet & Direct Marketing Retail	113,836,539	—	—
IT Services	149,698,853	16,020,734	—
Leisure Products	2,599,395	—	—
Life Sciences Tools & Services	17,921,922	—	—
Personal Products	19,935,034	—	—
Pharmaceuticals	37,796,680	—	—
Road & Rail	20,394,275	—	—
Semiconductors & Semiconductor Equipment	76,458,856	—	—
Software	202,206,898	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Specialty Retail	$14,702,434	$—	$—
Technology Hardware, Storage & Peripherals	63,249,567	—	—
Textiles, Apparel & Luxury Goods	52,009,765	42,599,555	—
Affiliated Mutual Funds	95,025,412	—	—

Total	$1,251,672,050	$88,943,043	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Software	16.1%
IT Services	13.2
Interactive Media & Services	9.1
Internet & Direct Marketing Retail	9.1
Affiliated Mutual Funds (7.4% represents investments purchased with collateral from securities on loan)	7.6
Textiles, Apparel & Luxury Goods	7.5
Semiconductors & Semiconductor Equipment	6.1
Technology Hardware, Storage & Peripherals	5.0
Entertainment	4.5
Health Care Equipment & Supplies	4.5
Aerospace & Defense	4.1
Pharmaceuticals	3.0
Hotels, Restaurants & Leisure	2.2
Automobiles	2.0
Biotechnology	1.9

Food & Staples Retailing	1.9%
Road & Rail	1.6
Personal Products	1.6
Life Sciences Tools & Services	1.4
Specialty Retail	1.2
Capital Markets	1.2
Banks	1.0
Beverages	0.5
Health Care Providers & Services	0.3
Leisure Products	0.2

106.8
Liabilities in excess of other assets	(6.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$90,608,688	$(90,608,688)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $90,608,688:
Unaffiliated investments (cost $589,708,953)	$1,245,589,681
Affiliated investments (cost $95,006,887)	95,025,412
Receivable for investments sold	13,811,444
Dividends and interest receivable	229,246
Tax reclaim receivable	168,559
Receivable for Portfolio shares sold	61,142
Prepaid expenses	8,209

Total Assets	1,354,893,693

LIABILITIES
Payable to broker for collateral for securities on loan	92,234,483
Payable for investments purchased	6,977,332
Management fee payable	398,307
Accrued expenses and other liabilities	232,780
Payable to affiliate	78,972
Distribution fee payable	51,830
Payable for Portfolio shares repurchased	44,964
Affiliated transfer agent fee payable	357

Total Liabilities	100,019,025

NET ASSETS	$1,254,874,668

Net assets were comprised of:
Partners’ Equity	$1,254,874,668

Net asset value and redemption price per share, $1,254,874,668 / 30,980,770 outstanding shares of beneficial interest	$40.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $103,078 foreign withholding tax)	$8,156,978
Affiliated dividend income	341,455
Income from securities lending, net (including affiliated income of $207,226)	270,800

Total income	8,769,233

EXPENSES
Management fee	8,215,037
Distribution fee	2,868,509
Custodian and accounting fees	128,804
Trustees’ fees	22,600
Audit fee	22,200
Legal fees and expenses	15,721
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	4,209
Miscellaneous	46,440

Total expenses	11,330,528

NET INVESTMENT INCOME (LOSS)	(2,561,295)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,018))	91,711,932
Foreign currency transactions	(35,549)

91,676,383

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $19,314)	224,288,250
Foreign currencies	74

224,288,324

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	315,964,707

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$313,403,412

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(2,561,295)	$(2,049,520)
Net realized gain (loss) on investment and foreign currency transactions	91,676,383	84,213,579
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	224,288,324	(87,430,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	313,403,412	(5,266,002)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,121,757 and 3,711,667 shares, respectively]	181,586,774	123,229,186
Portfolio shares repurchased [5,285,459 and 9,665,457 shares, respectively]	(191,717,647)	(318,427,382)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(10,130,873)	(195,198,196)

CAPITAL CONTRIBUTIONS	49	54,856

TOTAL INCREASE (DECREASE)	303,272,588	(200,409,342)
NET ASSETS:
Beginning of year	951,602,080	1,152,011,422

End of year	$1,254,874,668	$951,602,080

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS	Shares	Value
Air Freight & Logistics — 2.6%
Expeditors International of Washington, Inc.	974,186	$76,005,992

Beverages — 5.9%
Coca-Cola Co. (The)	1,293,474	71,593,786
Monster Beverage Corp.*	1,584,170	100,674,004

		172,267,790

Biotechnology — 4.9%
Amgen, Inc.	223,572	53,896,502
Regeneron Pharmaceuticals, Inc.*	238,409	89,517,811

		143,414,313

Capital Markets — 3.9%
FactSet Research Systems, Inc.	172,373	46,247,676
SEI Investments Co.	1,010,376	66,159,420

		112,407,096

Communications Equipment — 2.5%
Cisco Systems, Inc.	1,499,648	71,923,118

Consumer Finance — 0.0%
American Express Co.	11,373	1,415,825

Energy Equipment & Services — 1.7%
Schlumberger Ltd.	1,208,082	48,564,896

Food Products — 2.3%
Danone SA (France), ADR	3,980,770	65,642,897

Health Care Equipment & Supplies — 1.0%
Alcon, Inc. (Switzerland)*(a)	7,479	423,087
Varian Medical Systems, Inc.*	197,666	28,070,549

		28,493,636

Health Care Technology — 2.1%
Cerner Corp.(a)	829,012	60,841,191

Hotels, Restaurants & Leisure — 5.2%
Starbucks Corp.	727,459	63,958,195
Yum China Holdings, Inc. (China)	789,758	37,916,282
Yum! Brands, Inc.	475,099	47,856,722

		149,731,199

Household Products — 4.5%
Colgate-Palmolive Co.	707,210	48,684,337
Procter & Gamble Co. (The)	645,729	80,651,552

		129,335,889

Interactive Media & Services — 11.8%
Alphabet, Inc. (Class A Stock)*	63,511	85,065,998
Alphabet, Inc. (Class C Stock)*	63,678	85,138,760
Facebook, Inc. (Class A Stock)*	839,584	172,324,616

		342,529,374

Internet & Direct Marketing Retail — 12.1%
Alibaba Group Holding Ltd. (China), ADR*	815,990	173,071,479
Amazon.com, Inc.*	95,717	176,869,701

		349,941,180

COMMON STOCKS (continued)	Shares	Value
IT Services — 7.8%
Automatic Data Processing, Inc.	162,169	$27,649,814
Visa, Inc. (Class A Stock)(a)	1,061,892	199,529,507

		227,179,321

Machinery — 2.5%
Deere & Co.	418,740	72,550,892

Pharmaceuticals — 9.2%
Merck & Co., Inc.	383,055	34,838,852
Novartis AG (Switzerland), ADR	677,872	64,187,700
Novo Nordisk A/S (Denmark), ADR	1,390,651	80,490,880
Roche Holding AG (Switzerland), ADR	2,172,498	88,333,769

		267,851,201

Semiconductors & Semiconductor Equipment — 6.1%
NVIDIA Corp.	382,162	89,922,719
QUALCOMM, Inc.	991,659	87,494,073

		177,416,792

Software — 12.8%
Autodesk, Inc.*	694,728	127,454,799
Microsoft Corp.	741,448	116,926,350
Oracle Corp.	2,369,779	125,550,891

		369,932,040

TOTAL LONG-TERM INVESTMENTS (cost $1,650,327,708)		2,867,444,642

SHORT-TERM INVESTMENTS — 8.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	28,413,968	28,413,968
PGIM Institutional Money Market Fund (cost $228,619,092; includes $228,292,860 of cash collateral for securities on loan)(b)(w)	228,602,337	228,648,057

TOTAL SHORT-TERM INVESTMENTS (cost $257,033,060)		257,062,025

TOTAL INVESTMENTS—107.8% (cost $1,907,360,768)		3,124,506,667
Liabilities in excess of other assets — (7.8)%		(225,639,322)

NET ASSETS — 100.0%		$2,898,867,345

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $223,721,703; cash collateral of $228,292,860 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Air Freight & Logistics	$76,005,992	$—	$—
Beverages	172,267,790	—	—
Biotechnology	143,414,313	—	—
Capital Markets	112,407,096	—	—
Communications Equipment	71,923,118	—	—
Consumer Finance	1,415,825	—	—
Energy Equipment & Services	48,564,896	—	—
Food Products	65,642,897	—	—
Health Care Equipment & Supplies	28,493,636	—	—
Health Care Technology	60,841,191	—	—
Hotels, Restaurants & Leisure	149,731,199	—	—
Household Products	129,335,889	—	—
Interactive Media & Services	342,529,374	—	—
Internet & Direct Marketing Retail	349,941,180	—	—
IT Services	227,179,321	—	—
Machinery	72,550,892	—	—
Pharmaceuticals	267,851,201	—	—
Semiconductors & Semiconductor Equipment	177,416,792	—	—
Software	369,932,040	—	—
Affiliated Mutual Funds	257,062,025	—	—

Total	$3,124,506,667	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Software	12.8%
Internet & Direct Marketing Retail	12.1
Interactive Media & Services	11.8
Pharmaceuticals	9.2
Affiliated Mutual Funds (7.9% represents investments purchased with collateral from securities on loan)	8.9
IT Services	7.8
Semiconductors & Semiconductor Equipment	6.1
Beverages	5.9
Hotels, Restaurants & Leisure	5.2
Biotechnology	4.9
Household Products	4.5
Capital Markets	3.9
Air Freight & Logistics	2.6

Machinery	2.5%
Communications Equipment	2.5
Food Products	2.3
Health Care Technology	2.1
Energy Equipment & Services	1.7
Health Care Equipment & Supplies	1.0
Consumer Finance	0.0 *

107.8
Liabilities in excess of other assets	(7.8)

100.0%

* Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$223,721,703	$(223,721,703)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $223,721,703:
Unaffiliated investments (cost $1,650,327,708)	$2,867,444,642
Affiliated investments (cost $257,033,060)	257,062,025
Receivable for investments sold	29,798,159
Tax reclaim receivable	2,956,891
Dividends receivable	1,736,902
Receivable for Portfolio shares sold	2,154
Prepaid expenses and other assets	68,882

Total Assets	3,159,069,655

LIABILITIES
Payable to broker for collateral for securities on loan	228,292,860
Payable for investments purchased	24,233,628
Payable for Portfolio shares repurchased	5,689,484
Management fee payable	809,827
Payable to affiliate	670,533
Accrued expenses and other liabilities	385,635
Distribution fee payable	119,986
Affiliated transfer agent fee payable	357

Total Liabilities	260,202,310

NET ASSETS	$2,898,867,345

Net assets were comprised of:
Partners’ Equity	$2,898,867,345

Net asset value and redemption price per share, $2,898,867,345 / 45,384,118 outstanding shares of beneficial interest	$63.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $862,183 foreign withholding tax)	$32,150,066
Affiliated dividend income	674,003
Income from securities lending, net (including affiliated income of $504,989)	512,499

Total income	33,336,568

EXPENSES
Management fee	19,177,328
Distribution fee	6,769,512
Custodian and accounting fees	176,271
Trustees’ fees	40,170
Audit fee	26,867
Legal fees and expenses	20,871
Shareholders’ reports	7,238
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	77,465

Total expenses	26,302,730
Less: Fee waiver and/or expense reimbursement	(1,624,683)

Net expenses	24,678,047

NET INVESTMENT INCOME (LOSS)	8,658,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $23,890)	158,973,732
Foreign currency transactions	(2,095)

158,971,637

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $45,849)	554,730,545
Foreign currencies	2,101

554,732,646

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	713,704,283

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$722,362,804

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,658,521	$8,939,272
Net realized gain (loss) on investment and foreign currency transactions	158,971,637	350,377,625
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	554,732,646	(405,578,429)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	722,362,804	(46,261,532)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,637,323 and 2,736,864 shares, respectively]	320,989,161	139,356,378
Portfolio shares repurchased [8,014,911 and 14,212,322 shares, respectively]	(462,421,426)	(730,422,776)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(141,432,265)	(591,066,398)

CAPITAL CONTRIBUTIONS	1,979	1,028,291

TOTAL INCREASE (DECREASE)	580,932,518	(636,299,639)
NET ASSETS:
Beginning of year	2,317,934,827	2,954,234,466

End of year	$2,898,867,345	$2,317,934,827

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value
Austria — 0.4%
Erste Group Bank AG*	68,800	$2,604,776

Brazil — 0.3%
Ambev SA	477,875	2,217,895

Canada — 1.7%
Canadian National Railway Co.	135,587	12,263,844

Denmark — 0.6%
Carlsberg A/S (Class B Stock)	28,391	4,235,475

France — 10.9%
Air Liquide SA	53,326	7,556,961
Danone SA	135,751	11,272,438
EssilorLuxottica SA	19,553	2,987,412
Hermes International	2,154	1,614,176
Legrand SA	93,952	7,664,798
LVMH Moet Hennessy Louis Vuitton SE	40,946	19,065,798
Pernod Ricard SA	63,729	11,414,279
Schneider Electric SE	170,830	17,553,126

		79,128,988

Germany — 4.8%
Bayer AG	164,038	13,391,176
Brenntag AG	70,522	3,860,602
Deutsche Boerse AG	19,534	3,079,841
Deutsche Wohnen SE	57,589	2,363,724
Merck KGaA	51,500	6,102,510
MTU Aero Engines AG	19,715	5,651,515

		34,449,368

Israel — 1.1%
Check Point Software Technologies Ltd.*(a)	72,545	8,049,593

Japan — 2.8%
Hoya Corp.	48,400	4,628,574
Kubota Corp.	590,400	9,267,027
Olympus Corp.	393,800	6,155,311

		20,050,912

Macau — 0.2%
Sands China Ltd.	239,600	1,282,511

Mexico — 0.2%
Grupo Financiero Banorte SAB de CV (Class O Stock)	311,693	1,740,173

Netherlands — 2.2%
Akzo Nobel NV	94,469	9,608,794
Heineken NV	57,700	6,145,534

		15,754,328

South Korea — 0.8%
Samsung Electronics Co. Ltd.	124,070	5,971,330

Spain — 1.1%
Aena SME SA, 144A	43,008	8,243,344

Sweden — 2.1%
Essity AB (Class B Stock)	476,479	15,317,498

COMMON STOCKS (continued)	Shares	Value
Switzerland — 7.6%
Adecco Group AG	56,673	$3,581,978
Cie Financiere Richemont SA	95,859	7,540,034
Julius Baer Group Ltd.*	59,652	3,077,652
Nestle SA	178,143	19,284,588
Roche Holding AG	44,175	14,334,821
Sonova Holding AG	6,799	1,555,769
UBS Group AG*	471,830	5,957,637

		55,332,479

Thailand — 0.1%
Kasikornbank PCL	213,000	1,071,424

United Kingdom — 9.2%
Burberry Group PLC	136,414	4,018,138
Compass Group PLC	241,178	6,051,464
Diageo PLC	370,972	15,761,609
Linde PLC (AQUIS)	55,512	11,877,959
Linde PLC (NYSE)	16,445	3,501,141
Reckitt Benckiser Group PLC	168,450	13,678,463
Whitbread PLC	65,013	4,172,795
WPP PLC	562,401	7,971,176

		67,032,745

United States — 52.9%
3M Co.	55,995	9,878,638
Abbott Laboratories	121,140	10,522,220
Accenture PLC (Class A Stock)	92,327	19,441,296
American Express Co.	72,132	8,979,713
Amphenol Corp. (Class A Stock)	37,162	4,022,043
Aon PLC	41,576	8,659,865
Aptiv PLC	39,064	3,709,908
Bank of New York Mellon Corp. (The)	192,415	9,684,247
Charles Schwab Corp. (The)	27,887	1,326,306
Cisco Systems, Inc.	129,951	6,232,450
Cognizant Technology Solutions Corp. (Class A Stock)	106,449	6,601,967
Colgate-Palmolive Co.	105,661	7,273,703
Comcast Corp. (Class A Stock)	468,541	21,070,289
Cooper Cos., Inc. (The)	23,157	7,440,113
eBay, Inc.	147,508	5,326,514
Equifax, Inc.	46,322	6,490,639
Goldman Sachs Group, Inc. (The)	35,731	8,215,629
Harley-Davidson, Inc.(a)	52,366	1,947,492
Honeywell International, Inc.	96,588	17,096,076
Johnson & Johnson	18,224	2,658,335
Kansas City Southern(a)	92,962	14,238,060
Kellogg Co.	89,190	6,168,380
Marriott International, Inc. (Class A Stock)	39,198	5,935,753
Medtronic PLC	191,011	21,670,198
Microchip Technology, Inc.(a)	30,594	3,203,804
National Oilwell Varco, Inc.	45,433	1,138,097
NOW, Inc.*	26,469	297,512
Omnicom Group, Inc.(a)	40,101	3,248,983
Oracle Corp.	182,555	9,671,764
PayPal Holdings, Inc.*	43,279	4,681,489
PPG Industries, Inc.	68,766	9,179,573
Resideo Technologies, Inc.*	16,485	196,666
Sally Beauty Holdings, Inc.*(a)	67,142	1,225,341

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Schlumberger Ltd.	66,213	$2,661,763
State Street Corp.	103,438	8,181,946
Stryker Corp.	59,704	12,534,258
TD Ameritrade Holding Corp.	130,944	6,507,917
Thermo Fisher Scientific, Inc.	71,628	23,269,788
Union Pacific Corp.	33,369	6,032,781
United Parcel Service, Inc. (Class B Stock)	71,721	8,395,660
United Technologies Corp.	50,978	7,634,465
Visa, Inc. (Class A Stock)(a)	119,778	22,506,286
Walt Disney Co. (The)	101,931	14,742,281
Waters Corp.*(a)	36,714	8,578,226
Wynn Resorts Ltd.	9,704	1,347,594
Zimmer Biomet Holdings, Inc.	87,761	13,136,066

		382,962,094

TOTAL LONG-TERM INVESTMENTS (cost $516,204,521)		717,708,777

SHORT-TERM INVESTMENTS — 8.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,536,219	5,536,219
PGIM Institutional Money Market Fund (cost $58,133,161; includes $58,038,745 of cash collateral for securities on loan)(b)(w)	58,122,769	58,134,394

TOTAL SHORT-TERM INVESTMENTS (cost $63,669,380)		63,670,613

TOTAL INVESTMENTS — 107.8% (cost $579,873,901)		781,379,390
Liabilities in excess of other assets — (7.8)%		(56,842,894)

NET ASSETS — 100.0%		$724,536,496

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,805,862; cash collateral of $58,038,745 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Austria	$—	$2,604,776	$—
Brazil	2,217,895	—	—
Canada	12,263,844	—	—
Denmark	—	4,235,475	—
France	—	79,128,988	—
Germany	—	34,449,368	—
Israel	8,049,593	—	—
Japan	—	20,050,912	—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Macau	$—	$1,282,511	$—
Mexico	1,740,173	—	—
Netherlands	—	15,754,328	—
South Korea	—	5,971,330	—
Spain	—	8,243,344	—
Sweden	—	15,317,498	—
Switzerland	—	55,332,479	—
Thailand	—	1,071,424	—
United Kingdom	3,501,141	63,531,604	—
United States	382,962,094	—	—
Affiliated Mutual Funds	63,670,613	—	—

Total	$474,405,353	$306,974,037	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Health Care Equipment & Supplies	10.7%
Affiliated Mutual Funds (8.0% represents investments purchased with collateral from securities on loan)	8.8
IT Services	7.3
Capital Markets	6.2
Chemicals	5.7
Beverages	5.6
Food Products	5.2
Pharmaceuticals	5.2
Household Products	5.0
Textiles, Apparel & Luxury Goods	4.7
Road & Rail	4.5
Media	4.4
Life Sciences Tools & Services	4.4
Industrial Conglomerates	3.8
Electrical Equipment	3.5
Hotels, Restaurants & Leisure	2.6
Software	2.4
Entertainment	2.0
Aerospace & Defense	1.9
Professional Services	1.4
Machinery	1.3
Consumer Finance	1.2

Insurance	1.2%
Air Freight & Logistics	1.2
Transportation Infrastructure	1.1
Communications Equipment	0.9
Technology Hardware, Storage & Peripherals	0.8
Banks	0.7
Internet & Direct Marketing Retail	0.7
Electronic Equipment, Instruments & Components	0.6
Energy Equipment & Services	0.6
Trading Companies & Distributors	0.5
Auto Components	0.5
Semiconductors & Semiconductor Equipment	0.4
Real Estate Management & Development	0.3
Automobiles	0.3
Specialty Retail	0.2
Building Products	0.0 *

107.8
Liabilities in excess of other assets	(7.8)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$56,805,862	$(56,805,862)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $56,805,862:
Unaffiliated investments (cost $516,204,521)	$717,708,777
Affiliated investments (cost $63,669,380)	63,670,613
Tax reclaim receivable	1,918,468
Dividends receivable	612,552
Receivable from affiliate	5,487
Receivable for Portfolio shares sold	5,430
Prepaid expenses and other assets	7,569

Total Assets	783,928,896

LIABILITIES
Payable to broker for collateral for securities on loan	58,038,745
Payable to affiliate	648,794
Management fee payable	306,127
Payable for Portfolio shares repurchased	212,606
Accrued expenses and other liabilities	155,976
Distribution fee payable	29,795
Affiliated transfer agent fee payable	357

Total Liabilities	59,392,400

NET ASSETS	$724,536,496

Net assets were comprised of:
Partners’ Equity	$724,536,496

Net asset value and redemption price per share, $724,536,496 / 30,035,629 outstanding shares of beneficial interest	$24.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $783,696 foreign withholding tax, of which $13,379 is reimbursable by an affiliate)	$14,443,618
Affiliated dividend income	134,681
Affiliated income from securities lending, net	91,274

Total income	14,669,573

EXPENSES
Management fee	5,647,393
Distribution fee	1,713,044
Custodian and accounting fees	146,797
Audit fee	28,300
Trustees’ fees	17,130
Legal fees and expenses	14,185
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	4,179
Miscellaneous	36,901

Total expenses	7,614,937

NET INVESTMENT INCOME (LOSS)	7,054,636

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,273))	26,240,030
Foreign currency transactions	(3,391)

26,236,639

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,418)	141,774,325
Foreign currencies	26,600

141,800,925

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	168,037,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,092,200

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$7,054,636	$6,341,381
Net realized gain (loss) on investment and foreign currency transactions	26,236,639	49,895,903
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	141,800,925	(122,018,121)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	175,092,200	(65,780,837)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,343,365 and 1,641,980 shares, respectively]	48,431,274	32,859,825
Portfolio shares repurchased [3,885,559 and 6,787,760 shares, respectively]	(85,067,024)	(134,998,005)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(36,635,750)	(102,138,180)

CAPITAL CONTRIBUTIONS	39,673	445,613

TOTAL INCREASE (DECREASE)	138,496,123	(167,473,404)
NET ASSETS:
Beginning of year	586,040,373	753,513,777

End of year	$724,536,496	$586,040,373

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS	Shares	Value
Beverages — 0.7%
Constellation Brands, Inc. (Class A Stock)	36,941	$7,009,555
Pernod Ricard SA (France)	16,935	3,033,169

		10,042,724

Biotechnology — 0.7%
Vertex Pharmaceuticals, Inc.*	44,240	9,686,348

Capital Markets — 2.3%
Intercontinental Exchange, Inc.	148,287	13,723,962
MSCI, Inc.	68,834	17,771,562

		31,495,524

Chemicals — 1.7%
Sherwin-Williams Co. (The)	41,402	24,159,723

Construction Materials — 1.4%
Vulcan Materials Co.	136,411	19,641,820

Electrical Equipment — 0.9%
AMETEK, Inc.	126,036	12,570,831

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp. (Class A Stock)	120,184	13,007,514

Entertainment — 3.8%
Electronic Arts, Inc.*	170,286	18,307,448
Netflix, Inc.*	70,020	22,656,372
Spotify Technology SA*	22,822	3,413,030
Take-Two Interactive Software, Inc.*	69,138	8,464,565

		52,841,415

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	97,151	22,327,243

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	39,306	11,552,820

Health Care Equipment & Supplies — 7.4%
Abbott Laboratories	193,835	16,836,508
Becton, Dickinson & Co.	23,023	6,261,565
Boston Scientific Corp.*	401,977	18,177,400
Danaher Corp.	181,607	27,873,042
Edwards Lifesciences Corp.*	47,307	11,036,250
Medtronic PLC	205,221	23,282,323

		103,467,088

Hotels, Restaurants & Leisure — 2.3%
Chipotle Mexican Grill, Inc.*	7,963	6,665,907
Hilton Worldwide Holdings, Inc.	62,289	6,908,473
Marriott International, Inc. (Class A Stock)	78,149	11,834,103
Starbucks Corp.	48,294	4,246,008
Wynn Resorts Ltd.	18,665	2,592,009

		32,246,500

Household Products — 1.1%
Colgate-Palmolive Co.	220,661	15,190,303

Industrial Conglomerates — 1.3%
Roper Technologies, Inc.	49,537	17,547,492

Insurance — 1.6%
Aon PLC	108,242	22,545,726

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 8.5%
Alphabet, Inc. (Class A Stock)*	43,815	$58,685,373
Alphabet, Inc. (Class C Stock)*	17,211	23,011,451
Facebook, Inc. (Class A Stock)*	175,925	36,108,606

		117,805,430

Internet & Direct Marketing Retail — 5.9%
Alibaba Group Holding Ltd. (China), ADR*	26,233	5,564,019
Amazon.com, Inc.*	41,687	77,030,906

		82,594,925

IT Services — 19.0%
Black Knight, Inc.*	48,435	3,123,089
Fidelity National Information Services, Inc.	200,314	27,861,674
Fiserv, Inc.*	311,003	35,961,277
FleetCor Technologies, Inc.*	50,979	14,667,678
Global Payments, Inc.	182,490	33,315,374
Mastercard, Inc. (Class A Stock)	200,186	59,773,538
PayPal Holdings, Inc.*	131,602	14,235,388
Shopify, Inc. (Canada) (Class A Stock)*	5,562	2,211,340
Square, Inc. (Class A Stock)*	73,432	4,593,906
Visa, Inc. (Class A Stock)(a)	366,276	68,823,261

		264,566,525

Life Sciences Tools & Services — 3.3%
Illumina, Inc.*	21,919	7,271,409
Thermo Fisher Scientific, Inc.	120,767	39,233,575

		46,504,984

Machinery — 0.6%
Fortive Corp.	99,160	7,574,832

Media — 1.9%
Charter Communications, Inc. (Class A Stock)*(a)	43,361	21,033,554
Comcast Corp. (Class A Stock)	131,715	5,923,223

		26,956,777

Multiline Retail — 1.2%
Dollar General Corp.	59,101	9,218,574
Dollar Tree, Inc.*	82,990	7,805,209

		17,023,783

Oil, Gas & Consumable Fuels — 0.3%
Pioneer Natural Resources Co.	25,094	3,798,479

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The) (Class A Stock)	55,187	11,398,323

Pharmaceuticals — 2.3%
Eli Lilly & Co.	41,494	5,453,557
Zoetis, Inc.	196,089	25,952,379

		31,405,936

Professional Services — 3.3%
Clarivate Analytics PLC (United Kingdom)*	45,715	768,012
CoStar Group, Inc.*	7,068	4,228,784

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Equifax, Inc.	14,912	$2,089,470
IHS Markit Ltd.*(a)	99,341	7,485,344
TransUnion	100,052	8,565,452
Verisk Analytics, Inc.	149,113	22,268,535

		45,405,597

Road & Rail — 1.6%
Canadian Pacific Railway Ltd. (Canada)	47,015	11,986,474
Union Pacific Corp.	57,393	10,376,081

		22,362,555

Semiconductors & Semiconductor Equipment — 0.6%
Analog Devices, Inc.	70,551	8,384,281

Software — 16.8%
Adobe, Inc.*	191,094	63,024,712
Cadence Design Systems, Inc.*	29,614	2,054,027
Intuit, Inc.	91,024	23,841,916
Microsoft Corp.	733,400	115,657,180
salesforce.com, Inc.*	178,065	28,960,492

		233,538,327

Specialty Retail — 1.3%
O’Reilly Automotive, Inc.*	4,537	1,988,386
Ross Stores, Inc.	135,758	15,804,946

		17,793,332

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	91,397	26,838,729

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.*	23,844	5,523,939
NIKE, Inc. (Class B Stock)	163,286	16,542,505

		22,066,444

TOTAL LONG-TERM INVESTMENTS (cost $783,998,457)		1,384,342,330

SHORT-TERM INVESTMENTS — 7.6%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	10,221,515	$10,221,515
PGIM Institutional Money Market Fund (cost $95,355,048; includes $95,258,414 of cash collateral for securities on loan)(b)(w)	95,341,627	95,360,695

TOTAL SHORT-TERM INVESTMENTS (cost $105,576,563)		105,582,210

TOTAL INVESTMENTS — 107.0% (cost $889,575,020)		1,489,924,540
Liabilities in excess of other assets — (7.0)%		(97,336,326)

NET ASSETS — 100.0%		$1,392,588,214

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $93,476,483; cash collateral of $95,258,414 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Beverages	$7,009,555	$3,033,169	$—
Biotechnology	9,686,348	—	—
Capital Markets	31,495,524	—	—
Chemicals	24,159,723	—	—
Construction Materials	19,641,820	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Electrical Equipment	$12,570,831	$—	$—
Electronic Equipment, Instruments & Components	13,007,514	—	—
Entertainment	52,841,415	—	—
Equity Real Estate Investment Trusts (REITs)	22,327,243	—	—
Food & Staples Retailing	11,552,820	—	—
Health Care Equipment & Supplies	103,467,088	—	—
Hotels, Restaurants & Leisure	32,246,500	—	—
Household Products	15,190,303	—	—
Industrial Conglomerates	17,547,492	—	—
Insurance	22,545,726	—	—
Interactive Media & Services	117,805,430	—	—
Internet & Direct Marketing Retail	82,594,925	—	—
IT Services	264,566,525	—	—
Life Sciences Tools & Services	46,504,984	—	—
Machinery	7,574,832	—	—
Media	26,956,777	—	—
Multiline Retail	17,023,783	—	—
Oil, Gas & Consumable Fuels	3,798,479	—	—
Personal Products	11,398,323	—	—
Pharmaceuticals	31,405,936	—	—
Professional Services	45,405,597	—	—
Road & Rail	22,362,555	—	—
Semiconductors & Semiconductor Equipment	8,384,281	—	—
Software	233,538,327	—	—
Specialty Retail	17,793,332	—	—
Technology Hardware, Storage & Peripherals	26,838,729	—	—
Textiles, Apparel & Luxury Goods	22,066,444	—	—
Affiliated Mutual Funds	105,582,210	—	—

Total	$1,486,891,371	$3,033,169	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

IT Services	19.0%
Software	16.8
Interactive Media & Services	8.5
Affiliated Mutual Funds (6.8% represents investments purchased with collateral from securities on loan)	7.6
Health Care Equipment & Supplies	7.4
Internet & Direct Marketing Retail	5.9
Entertainment	3.8
Life Sciences Tools & Services	3.3
Professional Services	3.3
Hotels, Restaurants & Leisure	2.3
Capital Markets	2.3
Pharmaceuticals	2.3
Media	1.9
Technology Hardware, Storage & Peripherals	1.9
Chemicals	1.7
Insurance	1.6
Road & Rail	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Textiles, Apparel & Luxury Goods	1.6

Construction Materials	1.4%
Specialty Retail	1.3
Industrial Conglomerates	1.3
Multiline Retail	1.2
Household Products	1.1
Electronic Equipment, Instruments & Components	0.9
Electrical Equipment	0.9
Food & Staples Retailing	0.8
Personal Products	0.8
Beverages	0.7
Biotechnology	0.7
Semiconductors & Semiconductor Equipment	0.6
Machinery	0.6
Oil, Gas & Consumable Fuels	0.3

107.0
Liabilities in excess of other assets	(7.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$93,476,483	$(93,476,483)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $93,476,483:
Unaffiliated investments (cost $783,998,457)	$1,384,342,330
Affiliated investments (cost $105,576,563)	105,582,210
Dividends receivable	371,487
Receivable for Portfolio shares sold	216,322
Tax reclaim receivable	152,095
Prepaid expenses	9,310

Total Assets	1,490,673,754

LIABILITIES
Payable to broker for collateral for securities on loan	95,258,414
Payable for Portfolio shares repurchased	2,033,300
Management fee payable	434,179
Accrued expenses and other liabilities	152,672
Payable to affiliate	149,132
Distribution fee payable	57,486
Affiliated transfer agent fee payable	357

Total Liabilities	98,085,540

NET ASSETS	$1,392,588,214

Net assets were comprised of:
Partners’ Equity	$1,392,588,214

Net asset value and redemption price per share, $1,392,588,214 / 41,726,952 outstanding shares of beneficial interest	$33.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$8,343,825
Affiliated dividend income	348,456
Income from securities lending, net (including affiliated income of $114,931)	135,401

Total income	8,827,682

EXPENSES
Management fee	9,157,599
Distribution fee	3,203,772
Custodian and accounting fees	110,278
Audit fee	26,200
Trustees’ fees	24,160
Legal fees and expenses	16,178
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	4,221
Miscellaneous	40,576

Total expenses	12,589,992
Less: Fee waiver and/or expense reimbursement	(179,411)

Net expenses	12,410,581

NET INVESTMENT INCOME (LOSS)	(3,582,899)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(13,357))	73,645,288
Foreign currency transactions	(5,677)

73,639,611

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,851)	327,016,600
Foreign currencies	5,781

327,022,381

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	400,661,992

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$397,079,093

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$(3,582,899)	$(3,048,767)
Net realized gain (loss) on investment and foreign currency transactions	73,639,611	135,547,348
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	327,022,381	(96,687,995)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	397,079,093	35,810,586

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,420,928 and 4,793,631 shares, respectively]	186,773,786	124,085,726
Portfolio shares repurchased [8,340,706 and 12,475,095 shares, respectively]	(248,450,001)	(320,402,427)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(61,676,215)	(196,316,701)

CAPITAL CONTRIBUTIONS	1,556	567,112

TOTAL INCREASE (DECREASE)	335,404,434	(159,939,003)
NET ASSETS:
Beginning of year	1,057,183,780	1,217,122,783

End of year	$1,392,588,214	$1,057,183,780

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.5%
Lockheed Martin Corp.	54,969	$21,403,829
Northrop Grumman Corp.	112,066	38,547,342
United Technologies Corp.	187,771	28,120,585

		88,071,756

Auto Components — 1.1%
Aptiv PLC	183,394	17,416,928
Lear Corp.	25,322	3,474,179

		20,891,107

Automobiles — 0.1%
Harley-Davidson, Inc.(a)	51,408	1,911,864

Banks — 14.7%
Citigroup, Inc.	629,755	50,311,127
JPMorgan Chase & Co.	701,750	97,823,950
PNC Financial Services Group, Inc. (The)	183,902	29,356,276
Truist Financial Corp.	519,361	29,250,412
U.S. Bancorp	722,884	42,859,792
Wells Fargo & Co.	764,840	41,148,392

		290,749,949

Beverages — 2.0%
Diageo PLC (United Kingdom)	663,206	28,177,851
PepsiCo, Inc.	77,329	10,568,554

		38,746,405

Building Products — 1.2%
Johnson Controls International PLC	564,337	22,974,159

Capital Markets — 6.6%
Bank of New York Mellon Corp. (The)	339,933	17,108,828
BlackRock, Inc.	39,715	19,964,730
Goldman Sachs Group, Inc. (The)	132,643	30,498,605
Moody’s Corp.	66,197	15,715,830
Nasdaq, Inc.	195,800	20,970,180
State Street Corp.	206,499	16,334,071
T. Rowe Price Group, Inc.	83,707	10,198,861

		130,791,105

Chemicals — 4.1%
Corteva, Inc.	79,076	2,337,486
DuPont de Nemours, Inc.	241,664	15,514,829
PPG Industries, Inc.	301,330	40,224,542
Sherwin-Williams Co. (The)	37,991	22,169,268

		80,246,125

Consumer Finance — 0.7%
American Express Co.	118,931	14,805,720

Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	138,227	8,487,138

Electric Utilities — 6.0%
Duke Energy Corp.(a)	486,216	44,347,761
FirstEnergy Corp.	555,384	26,991,663
Southern Co. (The)	576,259	36,707,698

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Xcel Energy, Inc.	150,711	$9,568,641

		117,615,763

Electrical Equipment — 1.2%
Eaton Corp. PLC	249,938	23,674,127

Equity Real Estate Investment Trusts (REITs) — 0.3%
Public Storage	31,129	6,629,232

Food Products — 3.0%
Archer-Daniels-Midland Co.	234,487	10,868,473
Danone SA (France)	107,332	8,912,592
J.M. Smucker Co. (The)(a)	61,972	6,453,144
Nestle SA (Switzerland)	303,012	32,802,083

		59,036,292

Health Care Equipment & Supplies — 5.9%
Abbott Laboratories	271,878	23,615,323
Danaher Corp.	235,533	36,149,605
Medtronic PLC	499,257	56,640,707

		116,405,635

Health Care Providers & Services — 2.7%
Cigna Corp.	197,851	40,458,551
McKesson Corp.	93,930	12,992,398

		53,450,949

Household Products — 1.2%
Colgate-Palmolive Co.	52,526	3,615,890
Kimberly-Clark Corp.	47,631	6,551,644
Procter & Gamble Co. (The)	34,688	4,332,531
Reckitt Benckiser Group PLC (United Kingdom)	102,965	8,360,955

		22,861,020

Industrial Conglomerates — 2.9%
3M Co.	97,455	17,193,011
Honeywell International, Inc.	222,988	39,468,876

		56,661,887

Insurance — 7.7%
Aon PLC	222,354	46,314,115
Chubb Ltd.	264,156	41,118,523
Marsh & McLennan Cos., Inc.	263,958	29,407,561
Travelers Cos., Inc. (The)	258,208	35,361,585

		152,201,784

IT Services — 5.9%
Accenture PLC (Class A Stock)	254,375	53,563,744
Cognizant Technology Solutions Corp. (Class A Stock)	121,139	7,513,041
Fidelity National Information Services, Inc.	192,264	26,742,000
Fiserv, Inc.*	254,993	29,484,840

		117,303,625

Life Sciences Tools & Services — 1.4%
Thermo Fisher Scientific, Inc.	86,002	27,939,470

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Machinery — 3.9%
Illinois Tool Works, Inc.	189,025	$33,954,561
Ingersoll-Rand PLC	154,652	20,556,344
Stanley Black & Decker, Inc.	136,401	22,607,101

		77,118,006

Media — 2.9%
Comcast Corp. (Class A Stock)	1,216,760	54,717,697
Omnicom Group, Inc.(a)	35,899	2,908,537

		57,626,234

Oil, Gas & Consumable Fuels — 3.1%
Chevron Corp.	122,722	14,789,228
EOG Resources, Inc.	169,324	14,182,578
Exxon Mobil Corp.	135,563	9,459,586
Pioneer Natural Resources Co.	51,071	7,730,618
Suncor Energy, Inc. (Canada)	493,063	16,160,149

		62,322,159

Pharmaceuticals — 7.1%
Johnson & Johnson	450,948	65,779,785
Merck & Co., Inc.	245,465	22,325,042
Novartis AG (Switzerland)	49,113	4,658,636
Pfizer, Inc.	990,876	38,822,522
Roche Holding AG (Switzerland)	27,242	8,840,050

		140,426,035

Professional Services — 0.8%
Equifax, Inc.	117,563	16,472,928

Road & Rail — 1.9%
Canadian National Railway Co. (Canada)	126,113	11,406,921
Union Pacific Corp.	140,342	25,372,430

		36,779,351

Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc.	106,456	12,651,231
NXP Semiconductors NV (Netherlands)	71,043	9,040,932
Texas Instruments, Inc.	327,973	42,075,656

		63,767,819

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc.(a)	96,880	$1,438,668

Tobacco — 1.8%
Altria Group, Inc.	167,607	8,365,265
Philip Morris International, Inc.	312,422	26,583,988

		34,949,253

TOTAL LONG-TERM INVESTMENTS (cost $1,484,437,492)		1,942,355,565

SHORT-TERM INVESTMENTS — 4.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	28,988,138	28,988,138
PGIM Institutional Money Market Fund (cost $54,151,363; includes $54,038,841 of cash collateral for securities on loan)(b)(w)	54,143,162	54,153,991

TOTAL SHORT-TERM INVESTMENTS (cost $83,139,501)		83,142,129

TOTAL INVESTMENTS — 102.6% (cost $1,567,576,993)		2,025,497,694
Liabilities in excess of other assets — (2.6)%		(51,848,439)

NET ASSETS — 100.0%		$1,973,649,255

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $53,133,940; cash collateral of $54,038,841 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$88,071,756	$—	$—
Auto Components	20,891,107	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Automobiles	$1,911,864	$—	$—
Banks	290,749,949	—	—
Beverages	10,568,554	28,177,851	—
Building Products	22,974,159	—	—
Capital Markets	130,791,105	—	—
Chemicals	80,246,125	—	—
Consumer Finance	14,805,720	—	—
Diversified Telecommunication Services	8,487,138	—	—
Electric Utilities	117,615,763	—	—
Electrical Equipment	23,674,127	—	—
Equity Real Estate Investment Trusts (REITs)	6,629,232	—	—
Food Products	17,321,617	41,714,675	—
Health Care Equipment & Supplies	116,405,635	—	—
Health Care Providers & Services	53,450,949	—	—
Household Products	14,500,065	8,360,955	—
Industrial Conglomerates	56,661,887	—	—
Insurance	152,201,784	—	—
IT Services	117,303,625	—	—
Life Sciences Tools & Services	27,939,470	—	—
Machinery	77,118,006	—	—
Media	57,626,234	—	—
Oil, Gas & Consumable Fuels	62,322,159	—	—
Pharmaceuticals	126,927,349	13,498,686	—
Professional Services	16,472,928	—	—
Road & Rail	36,779,351	—	—
Semiconductors & Semiconductor Equipment	63,767,819	—	—
Textiles, Apparel & Luxury Goods	1,438,668	—	—
Tobacco	34,949,253	—	—
Affiliated Mutual Funds	83,142,129	—	—

Total	$1,933,745,527	$91,752,167	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	14.7%
Insurance	7.7
Pharmaceuticals	7.1
Capital Markets	6.6
Electric Utilities	6.0
IT Services	5.9
Health Care Equipment & Supplies	5.9
Aerospace & Defense	4.5
Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	4.2
Chemicals	4.1
Machinery	3.9
Semiconductors & Semiconductor Equipment	3.2
Oil, Gas & Consumable Fuels	3.1
Food Products	3.0
Media	2.9
Industrial Conglomerates	2.9
Health Care Providers & Services	2.7
Beverages	2.0

Road & Rail	1.9%
Tobacco	1.8
Life Sciences Tools & Services	1.4
Electrical Equipment	1.2
Building Products	1.2
Household Products	1.2
Auto Components	1.1
Professional Services	0.8
Consumer Finance	0.7
Diversified Telecommunication Services	0.4
Equity Real Estate Investment Trusts (REITs)	0.3
Automobiles	0.1
Textiles, Apparel & Luxury Goods	0.1

102.6
Liabilities in excess of other assets	(2.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$53,133,940	$(53,133,940)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $53,133,940:
Unaffiliated investments (cost $1,484,437,492)	$1,942,355,565
Affiliated investments (cost $83,139,501)	83,142,129
Cash	81,966
Dividends receivable	2,271,695
Tax reclaim receivable	785,969
Receivable for Portfolio shares sold	60,716
Prepaid expenses	12,684

Total Assets	2,028,710,724

LIABILITIES
Payable to broker for collateral for securities on loan	54,038,841
Management fee payable	596,202
Accrued expenses and other liabilities	182,340
Payable to affiliate	131,596
Distribution fee payable	81,116
Payable for Portfolio shares repurchased	31,017
Affiliated transfer agent fee payable	357

Total Liabilities	55,061,469

NET ASSETS	$1,973,649,255

Net assets were comprised of:
Partners’ Equity	$1,973,649,255

Net asset value and redemption price per share, $1,973,649,255 / 84,481,708 outstanding shares of beneficial interest	$23.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $250,794 foreign withholding tax)	$40,597,654
Affiliated dividend income	666,005
Income from securities lending, net (including affiliated income of $147,514)	167,973
Other income	16,309

Total income	41,447,941

EXPENSES
Management fee	11,486,794
Distribution fee	4,341,683
Custodian and accounting fees	145,814
Trustees’ fees	29,110
Audit fee	26,200
Legal fees and expenses	17,641
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	4,571
Miscellaneous	39,654

Total expenses	16,098,475

NET INVESTMENT INCOME (LOSS)	25,349,466

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(934))	9,974,368
Foreign currency transactions	(39,884)

9,934,484

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6,155)	391,144,509
Foreign currencies	29,783

391,174,292

NET GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS	401,108,776

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$426,458,242

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$25,349,466	$22,509,492
Net realized gain (loss) on investment and foreign currency transactions	9,934,484	27,291,085
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	391,174,292	(205,951,153)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	426,458,242	(156,150,576)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [15,261,147 and 2,991,421 shares, respectively]	314,779,367	59,519,974
Portfolio shares repurchased [6,049,097 and 6,284,818 shares, respectively]	(127,326,285)	(122,843,600)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	187,453,082	(63,323,626)

CAPITAL CONTRIBUTIONS	67	30,787

TOTAL INCREASE (DECREASE)	613,911,391	(219,443,415)
NET ASSETS:
Beginning of year	1,359,737,864	1,579,181,279

End of year	$1,973,649,255	$1,359,737,864

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.7%
HEICO Corp. (Class A Stock)	108,070	$9,675,507
Hexcel Corp.	119,380	8,751,747
L3Harris Technologies, Inc.	100,509	19,887,716
Teledyne Technologies, Inc.*	11,970	4,148,084
TransDigm Group, Inc.	18,649	10,443,440

		52,906,494

Banks — 0.5%
First Republic Bank(a)	55,206	6,483,945

Biotechnology — 1.9%
Ascendis Pharma A/S (Denmark), ADR*	19,060	2,651,627
Bluebird Bio, Inc.*(a)	64,180	5,631,795
Exact Sciences Corp.*	106,050	9,807,504
Neurocrine Biosciences, Inc.*	39,420	4,237,256
Sage Therapeutics, Inc.*(a)	56,850	4,104,001

		26,432,183

Building Products — 0.6%
Lennox International, Inc.(a)	34,527	8,423,552

Capital Markets — 3.8%
Apollo Global Management, Inc.	148,026	7,062,320
LPL Financial Holdings, Inc.	84,890	7,831,103
MSCI, Inc.	85,358	22,037,728
Nasdaq, Inc.	138,016	14,781,514
Tradeweb Markets, Inc. (Class A Stock)	47,994	2,224,522

		53,937,187

Chemicals — 0.9%
Chr Hansen Holding A/S (Denmark)	54,745	4,349,800
Ingevity Corp.*	56,725	4,956,631
Scotts Miracle-Gro Co. (The)	30,185	3,205,043

		12,511,474

Commercial Services & Supplies — 2.0%
Clean Harbors, Inc.*	69,890	5,993,068
Copart, Inc.*	211,281	19,213,894
IAA, Inc.*(a)	79,608	3,746,352

		28,953,314

Construction Materials — 0.9%
Vulcan Materials Co.	89,379	12,869,682

Distributors — 0.4%
Pool Corp.	25,732	5,464,962

Diversified Consumer Services — 2.6%
Bright Horizons Family Solutions, Inc.*	190,695	28,659,552
Grand Canyon Education, Inc.*	91,250	8,740,837

		37,400,389

Electrical Equipment — 1.9%
AMETEK, Inc.	272,110	27,140,250

Electronic Equipment, Instruments & Components — 3.0%
Amphenol Corp. (Class A Stock)	183,781	19,890,618
FLIR Systems, Inc.	107,339	5,589,142
Keysight Technologies, Inc.*	38,790	3,981,018
Littelfuse, Inc.	29,662	5,674,340

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Trimble, Inc.*	159,210	$6,637,465

		41,772,583

Entertainment — 2.9%
Electronic Arts, Inc.*	42,414	4,559,929
Live Nation Entertainment, Inc.*(a)	196,170	14,020,270
Take-Two Interactive Software, Inc.*	169,894	20,800,123
World Wrestling Entertainment, Inc. (Class A Stock)(a)	27,228	1,766,280

		41,146,602

Equity Real Estate Investment Trusts (REITs) — 1.7%
Extra Space Storage, Inc.	95,065	10,040,765
SBA Communications Corp.	59,043	14,228,773

		24,269,538

Food & Staples Retailing — 0.1%
BJ’s Wholesale Club Holdings, Inc.*	68,400	1,555,416

Food Products — 1.3%
Post Holdings, Inc.*	97,280	10,613,248
Tyson Foods, Inc. (Class A Stock)	86,250	7,852,200

		18,465,448

Health Care Equipment & Supplies — 6.4%
Align Technology, Inc.*	5,894	1,644,662
Cooper Cos., Inc. (The)	56,009	17,995,132
DexCom, Inc.*	56,382	12,332,999
Edwards Lifesciences Corp.*	31,627	7,378,263
IDEXX Laboratories, Inc.*	13,844	3,615,084
Insulet Corp.*	44,180	7,563,616
Intuitive Surgical, Inc.*	12,130	7,170,649
Masimo Corp.*	65,035	10,279,432
STERIS PLC	110,037	16,771,839
West Pharmaceutical Services, Inc.	37,324	5,610,917

		90,362,593

Health Care Providers & Services — 0.9%
Encompass Health Corp.	67,560	4,679,881
Guardant Health, Inc.*	13,171	1,029,182
WellCare Health Plans, Inc.*	22,100	7,297,641

		13,006,704

Health Care Technology — 0.3%
Veeva Systems, Inc. (Class A Stock)*	30,810	4,333,735

Hotels, Restaurants & Leisure — 3.9%
Chipotle Mexican Grill, Inc.*	13,194	11,044,829
Domino’s Pizza, Inc.	11,633	3,417,543
Dunkin’ Brands Group, Inc.(a)	87,192	6,586,484
Eldorado Resorts, Inc.*(a)	88,960	5,305,574
Flutter Entertainment PLC (Ireland)	23,952	2,934,320
Hilton Worldwide Holdings, Inc.	101,140	11,217,437
Vail Resorts, Inc.	49,279	11,818,583
Wynn Resorts Ltd.	16,468	2,286,911

		54,611,681

Household Products — 0.5%
Church & Dwight Co., Inc.	109,970	7,735,290

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates — 1.7%
Roper Technologies, Inc.(a)	67,136	$23,781,585

Insurance — 0.9%
Arthur J Gallagher & Co.	128,934	12,278,385

Interactive Media & Services — 1.4%
IAC/InterActiveCorp*	37,687	9,388,209
Match Group, Inc.*(a)	38,083	3,126,995
Twitter, Inc.*	243,150	7,792,957

		20,308,161

Internet & Direct Marketing Retail — 0.2%
Chewy, Inc. (Class A Stock)*(a)	98,978	2,870,362

IT Services — 13.2%
Black Knight, Inc.*	320,648	20,675,383
Euronet Worldwide, Inc.*	129,620	20,422,927
Fidelity National Information Services, Inc.	145,425	20,227,163
Fiserv, Inc.*	158,630	18,342,387
FleetCor Technologies, Inc.*(a)	64,249	18,485,722
Global Payments, Inc.	273,015	49,841,619
GoDaddy, Inc. (Class A Stock)*	114,090	7,748,993
Okta, Inc.*(a)	61,740	7,122,944
Square, Inc. (Class A Stock)*(a)	65,311	4,085,856
Twilio, Inc. (Class A Stock)*(a)	90,150	8,859,942
Wix.com Ltd. (Israel)*	97,160	11,890,441

		187,703,377

Leisure Products — 0.9%
Hasbro, Inc.	100,490	10,612,749
Peloton Interactive, Inc. (Class A Stock)*(a)	78,537	2,230,451

		12,843,200

Life Sciences Tools & Services — 5.2%
10X Genomics, Inc. (Class A Stock)*(a)	54,280	4,138,850
Adaptive Biotechnologies Corp.*(a)	45,688	1,366,985
Bio-Techne Corp.	44,841	9,843,048
ICON PLC (Ireland)*	63,704	10,971,740
IQVIA Holdings, Inc.*	73,340	11,331,763
Mettler-Toledo International, Inc.*	12,538	9,946,145
PerkinElmer, Inc.(a)	212,590	20,642,489
QIAGEN NV*	156,168	5,278,478

		73,519,498

Machinery — 2.8%
IDEX Corp.	90,691	15,598,852
Ingersoll-Rand PLC	101,170	13,447,516
Woodward, Inc.	77,150	9,137,646
Xylem, Inc.	18,620	1,467,070

		39,651,084

Media — 0.6%
Altice USA, Inc. (Class A Stock)*	283,108	7,740,173

Multiline Retail — 1.4%
Dollar General Corp.	74,100	11,558,118
Dollar Tree, Inc.*	87,020	8,184,231

		19,742,349

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 0.6%
Diamondback Energy, Inc.(a)	94,935	$8,815,664

Pharmaceuticals — 1.0%
Elanco Animal Health, Inc.*	237,031	6,980,563
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	41,060	4,293,234
Horizon Therapeutics PLC*	84,670	3,065,054

		14,338,851

Professional Services — 6.3%
Clarivate Analytics PLC (United Kingdom)*(a)	450,714	7,571,995
CoStar Group, Inc.*	17,562	10,507,345
Equifax, Inc.	16,419	2,300,630
IHS Markit Ltd.*(a)	298,687	22,506,065
TransUnion	257,828	22,072,655
Verisk Analytics, Inc.	153,056	22,857,383
Wolters Kluwer NV (Netherlands)	26,676	1,947,386

		89,763,459

Road & Rail — 0.9%
Kansas City Southern(a)	86,178	13,199,022

Semiconductors & Semiconductor Equipment — 4.9%
KLA Corp.	50,390	8,977,986
Lam Research Corp.	36,840	10,772,016
Marvell Technology Group Ltd.	468,580	12,445,485
Microchip Technology, Inc.(a)	92,450	9,681,364
Monolithic Power Systems, Inc.	121,199	21,575,846
Silicon Laboratories, Inc.*	54,926	6,370,318

		69,823,015

Software — 11.7%
Autodesk, Inc.*	78,411	14,385,282
Cadence Design Systems, Inc.*	244,777	16,977,733
Constellation Software, Inc. (Canada)	8,016	7,785,190
DocuSign, Inc.*(a)	161,965	12,003,226
Dropbox, Inc. (Class A Stock)*	504,410	9,033,983
Fair Isaac Corp.*	32,880	12,319,478
Guidewire Software, Inc.*(a)	67,577	7,417,927
Nice Ltd. (Israel), ADR*(a)	70,357	10,915,889
Paycom Software, Inc.*	16,888	4,471,267
Pluralsight, Inc. (Class A Stock)*	36,399	626,427
Proofpoint, Inc.*	89,310	10,251,002
RingCentral, Inc. (Class A Stock)*	123,300	20,797,011
ServiceNow, Inc.*(a)	69,707	19,679,680
SS&C Technologies Holdings, Inc.	113,444	6,965,462
Tyler Technologies, Inc.*	29,246	8,774,385
Zendesk, Inc.*	38,710	2,966,347

		165,370,289

Specialty Retail — 4.2%
Burlington Stores, Inc.*	46,178	10,529,969
Five Below, Inc.*	86,926	11,114,358
O’Reilly Automotive, Inc.*	42,466	18,611,149
Ross Stores, Inc.	45,056	5,245,420
Tractor Supply Co.	147,592	13,790,997

		59,291,893

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc.*	39,860	$9,234,366

Thrifts & Mortgage Finance — 0.4%
LendingTree, Inc.*(a)	18,740	5,686,466

TOTAL LONG-TERM INVESTMENTS (cost $1,216,427,099)		1,405,744,221

SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	10,534,357	10,534,357
PGIM Institutional Money Market Fund (cost $231,030,680; includes $230,719,121 of cash collateral for securities on loan)(b)(w)	231,001,902	231,048,102

TOTAL SHORT-TERM INVESTMENTS (cost $241,565,037)		241,582,459

TOTAL INVESTMENTS — 116.2% (cost $1,457,992,136)		1,647,326,680
Liabilities in excess of other assets — (16.2)%		(230,135,138)

NET ASSETS — 100.0%		$1,417,191,542

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $226,807,165; cash collateral of $230,719,121 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$52,906,494	$—	$—
Banks	6,483,945	—	—
Biotechnology	26,432,183	—	—
Building Products	8,423,552	—	—
Capital Markets	53,937,187	—	—
Chemicals	8,161,674	4,349,800	—
Commercial Services & Supplies	28,953,314	—	—
Construction Materials	12,869,682	—	—
Distributors	5,464,962	—	—
Diversified Consumer Services	37,400,389	—	—
Electrical Equipment	27,140,250	—	—
Electronic Equipment, Instruments & Components	41,772,583	—	—
Entertainment	41,146,602	—	—
Equity Real Estate Investment Trusts (REITs)	24,269,538	—	—
Food & Staples Retailing	1,555,416	—	—
Food Products	18,465,448	—	—
Health Care Equipment & Supplies	90,362,593	—	—
Health Care Providers & Services	13,006,704	—	—
Health Care Technology	4,333,735	—	—
Hotels, Restaurants & Leisure	51,677,361	2,934,320	—

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Household Products	$7,735,290	$—	$—
Industrial Conglomerates	23,781,585	—	—
Insurance	12,278,385	—	—
Interactive Media & Services	20,308,161	—	—
Internet & Direct Marketing Retail	2,870,362	—	—
IT Services	187,703,377	—	—
Leisure Products	12,843,200	—	—
Life Sciences Tools & Services	73,519,498	—	—
Machinery	39,651,084	—	—
Media.	7,740,173	—	—
Multiline Retail	19,742,349	—	—
Oil, Gas & Consumable Fuels	8,815,664	—	—
Pharmaceuticals.	14,338,851	—	—
Professional Services	87,816,073	1,947,386	—
Road & Rail	13,199,022	—	—
Semiconductors & Semiconductor Equipment	69,823,015	—	—
Software	165,370,289	—	—
Specialty Retail	59,291,893	—	—
Textiles, Apparel & Luxury Goods	9,234,366	—	—
Thrifts & Mortgage Finance	5,686,466	—	—
Affiliated Mutual Funds	241,582,459	—	—

Total	$1,638,095,174	$9,231,506	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (16.3% represents investments purchased with collateral from securities on loan)	17.0%
IT Services	13.2
Software	11.7
Health Care Equipment & Supplies	6.4
Professional Services	6.3
Life Sciences Tools & Services	5.2
Semiconductors & Semiconductor Equipment	4.9
Specialty Retail	4.2
Hotels, Restaurants & Leisure	3.9
Capital Markets	3.8
Aerospace & Defense	3.7
Electronic Equipment, Instruments & Components	3.0
Entertainment	2.9
Machinery	2.8
Diversified Consumer Services	2.6
Commercial Services & Supplies	2.0
Electrical Equipment	1.9
Biotechnology	1.9
Equity Real Estate Investment Trusts (REITs)	1.7
Industrial Conglomerates	1.7
Interactive Media & Services	1.4
Multiline Retail	1.4
Food Products	1.3

Pharmaceuticals	1.0%
Road & Rail	0.9
Health Care Providers & Services	0.9
Construction Materials	0.9
Leisure Products	0.9
Chemicals	0.9
Insurance	0.9
Textiles, Apparel & Luxury Goods	0.7
Oil, Gas & Consumable Fuels	0.6
Building Products	0.6
Media	0.6
Household Products	0.5
Banks	0.5
Thrifts & Mortgage Finance	0.4
Distributors	0.4
Health Care Technology	0.3
Internet & Direct Marketing Retail	0.2
Food & Staples Retailing	0.1

116.2
Liabilities in excess of other assets	(16.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$226,807,165	$(226,807,165)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $226,807,165:
Unaffiliated investments (cost $1,216,427,099)	$1,405,744,221
Affiliated investments (cost $241,565,037)	241,582,459
Cash	53,620
Dividends receivable	964,828
Receivable for Portfolio shares sold	497,705
Tax reclaim receivable	38,548
Prepaid expenses and other assets	40,536

Total Assets	1,648,921,917

LIABILITIES
Payable to broker for collateral for securities on loan	230,719,121
Management fee payable.	444,682
Accrued expenses and other liabilities	354,467
Payable for Portfolio shares repurchased	131,365
Distribution fee payable	58,332
Payable to affiliate	22,051
Affiliated transfer agent fee payable	357

Total Liabilities	231,730,375

NET ASSETS	$1,417,191,542

Net assets were comprised of:
Partners’ Equity	$1,417,191,542

Net asset value and redemption price per share, $1,417,191,542 / 120,727,072 outstanding shares of beneficial interest	$11.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $21,487 foreign withholding tax)	$8,137,864
Affiliated dividend income	900,955
Income from securities lending, net (including affiliated income of $373,301)	639,495

Total income	9,678,314

EXPENSES
Management fee	11,212,812
Distribution fee	3,444,801
Custodian and accounting fees	147,869
Trustees’ fees	25,410
Audit fee	25,267
Legal fees and expenses	16,621
Shareholders’ reports	8,503
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	38,892

Total expenses	14,927,183
Less: Fee waiver and/or expense reimbursement	(1,134,995)

Net expenses	13,792,188

NET INVESTMENT INCOME (LOSS)	(4,113,874)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $19,736)	219,728,460
Foreign currency transactions	(2,308)

219,726,152

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $29,683)	133,459,832
Foreign currencies	3,342

133,463,174

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	353,189,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$349,075,452

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(4,113,874)	$(3,316,679)
Net realized gain (loss) on investment and foreign currency transactions	219,726,152	192,980,378
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	133,463,174	(239,341,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	349,075,452	(49,677,886)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [9,513,061 and 7,056,388 shares, respectively]	98,471,677	68,583,427
Portfolio shares repurchased [17,363,960 and 30,882,162 shares, respectively]	(190,529,970)	(295,736,214)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(92,058,293)	(227,152,787)

CAPITAL CONTRIBUTIONS	1,786	15,618

TOTAL INCREASE (DECREASE)	257,018,945	(276,815,055)
NET ASSETS:
Beginning of year	1,160,172,597	1,436,987,652

End of year	$1,417,191,542	$1,160,172,597

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.2%
Arconic, Inc.	98,100	$3,018,537
General Dynamics Corp.	57,500	10,140,125
Hexcel Corp.	83,000	6,084,730
Huntington Ingalls Industries, Inc.	18,300	4,591,104
Spirit AeroSystems Holdings, Inc. (Class A Stock)	134,000	9,765,920
Textron, Inc.	53,600	2,390,560

		35,990,976

Airlines — 2.7%
Alaska Air Group, Inc.(a)	36,500	2,472,875
American Airlines Group, Inc.(a)	167,600	4,806,768
JetBlue Airways Corp.*	365,100	6,834,672
United Airlines Holdings, Inc.*	99,900	8,800,191

		22,914,506

Auto Components — 1.7%
Aptiv PLC.	41,400	3,931,758
BorgWarner, Inc.	56,000	2,429,280
Goodyear Tire & Rubber Co. (The)	192,100	2,988,116
Lear Corp.	35,600	4,884,320

		14,233,474

Automobiles — 0.7%
Harley-Davidson, Inc.(a)	76,100	2,830,159
Thor Industries, Inc.(a)	40,800	3,031,032

		5,861,191

Banks — 8.2%
BankUnited, Inc.	199,100	7,279,096
CIT Group, Inc.	51,200	2,336,256
Citizens Financial Group, Inc.	171,800	6,976,798
Comerica, Inc.	113,300	8,129,275
Fifth Third Bancorp	232,900	7,159,346
KeyCorp	834,800	16,896,352
Regions Financial Corp.	572,600	9,825,816
Truist Financial Corp.	113,600	6,397,952
Zions Bancorp NA(a)	94,700	4,916,824

		69,917,715

Beverages — 1.1%
Molson Coors Brewing Co. (Class B Stock)(a)	165,400	8,915,060

Biotechnology — 1.1%
Alexion Pharmaceuticals, Inc.*	89,600	9,690,240

Building Products — 0.8%
Johnson Controls International PLC	103,592	4,217,230
Owens Corning	42,800	2,787,136

		7,004,366

Capital Markets — 1.6%
Ameriprise Financial, Inc.	52,300	8,712,134
Ashford, Inc.*	450	10,620
State Street Corp.	57,800	4,571,980

		13,294,734

COMMON STOCKS (continued)	Shares	Value
Chemicals — 3.1%
Ashland Global Holdings, Inc.	77,000	$5,892,810
Celanese Corp.	62,800	7,731,936
Eastman Chemical Co.	78,500	6,221,910
Huntsman Corp.	250,200	6,044,832

		25,891,488

Commercial Services & Supplies — 1.2%
Covanta Holding Corp.	470,000	6,974,800
Interface, Inc.	50,100	831,159
KAR Auction Services, Inc.(a)	66,000	1,438,140
Pitney Bowes, Inc.(a)	205,300	827,359

		10,071,458

Communications Equipment — 0.9%
Ciena Corp.*	106,000	4,525,140
Juniper Networks, Inc.	122,200	3,009,786

		7,534,926

Construction & Engineering — 0.4%
Valmont Industries, Inc.	22,000	3,295,160

Consumer Finance — 1.1%
Discover Financial Services	75,200	6,378,464
Navient Corp.	140,400	1,920,672
Nelnet, Inc. (Class A Stock)	15,700	914,368

		9,213,504

Containers & Packaging — 1.0%
Greif, Inc. (Class A Stock)	11,800	521,560
International Paper Co.	59,100	2,721,555
O-I Glass, Inc.	166,900	1,991,117
Westrock Co.	78,000	3,346,980

		8,581,212

Diversified Financial Services — 0.2%
Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)(a)	73,900	1,579,982

Electric Utilities — 2.5%
Edison International	53,500	4,034,435
Entergy Corp.	13,700	1,641,260
Evergy, Inc.	90,200	5,871,118
FirstEnergy Corp.	89,300	4,339,980
PPL Corp.	159,300	5,715,684

		21,602,477

Electrical Equipment — 0.4%
Regal Beloit Corp.	37,400	3,201,814

Electronic Equipment, Instruments & Components — 3.6%
Arrow Electronics, Inc.*	23,000	1,949,020
Belden, Inc.	32,900	1,809,500
Itron, Inc.*	129,596	10,879,584
Jabil, Inc.	78,600	3,248,538
Methode Electronics, Inc.	61,500	2,420,025
Sanmina Corp.*	42,200	1,444,928
SYNNEX Corp.	19,260	2,480,688
Tech Data Corp.*	24,000	3,446,400

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
TTM Technologies, Inc.*	177,850	$2,676,643

		30,355,326

Entertainment — 0.6%
Lions Gate Entertainment Corp. (Class A Stock)*(a)	73,350	781,911
Lions Gate Entertainment Corp. (Class B Stock)*(a)	455,050	4,518,647

		5,300,558

Equity Real Estate Investment Trusts (REITs) — 7.0%
Ashford Hospitality Trust, Inc.	198,300	553,257
Braemar Hotels & Resorts, Inc.	25,065	223,831
Brixmor Property Group, Inc.(a)	137,600	2,973,536
CBL & Associates Properties, Inc.(a)	304,681	319,915
City Office REIT, Inc.	92,800	1,254,656
CoreCivic, Inc.	138,300	2,403,654
Franklin Street Properties Corp.	320,400	2,742,624
Gaming & Leisure Properties, Inc.	90,100	3,878,805
Host Hotels & Resorts, Inc.	161,200	2,990,260
Industrial Logistics Properties Trust(a)	80,000	1,793,600
Lexington Realty Trust	194,200	2,062,404
Office Properties Income Trust	71,303	2,291,678
Omega Healthcare Investors, Inc.	131,100	5,552,085
Outfront Media, Inc.	173,000	4,639,860
Piedmont Office Realty Trust, Inc. (Class A Stock)	160,400	3,567,296
Retail Value, Inc.	15,489	569,995
Sabra Health Care REIT, Inc.	126,243	2,694,026
Senior Housing Properties Trust	284,784	2,403,577
Service Properties Trust	134,500	3,272,385
SITE Centers Corp.	150,850	2,114,917
Summit Hotel Properties, Inc.(a)	153,600	1,895,424
Tanger Factory Outlet Centers, Inc.(a)	101,600	1,496,568
VEREIT, Inc.	515,653	4,764,634
Xenia Hotels & Resorts, Inc.(a)	133,100	2,876,291

		59,335,278

Food & Staples Retailing — 1.0%
Kroger Co. (The)	299,900	8,694,101

Food Products — 2.6%
Hain Celestial Group, Inc. (The)*(a)	276,200	7,168,771
J.M. Smucker Co. (The)(a)	45,140	4,700,428
TreeHouse Foods, Inc.*(a)	109,200	5,296,200
Tyson Foods, Inc. (Class A Stock)	49,800	4,533,792

		21,699,191

Gas Utilities — 0.9%
National Fuel Gas Co.(a)	120,500	5,608,070
UGI Corp.	35,950	1,623,502

		7,231,572

Health Care Equipment & Supplies — 1.2%
Zimmer Biomet Holdings, Inc.	68,600	10,268,048

Health Care Providers & Services — 2.8%
Cardinal Health, Inc.	48,700	2,463,246
DaVita, Inc.*	42,800	3,211,284
HCA Healthcare, Inc.	36,700	5,424,627

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
McKesson Corp.	18,260	$2,525,723
MEDNAX, Inc.*	136,300	3,787,777
Molina Healthcare, Inc.*	13,100	1,777,539
Universal Health Services, Inc. (Class B Stock)	34,820	4,995,277

		24,185,473

Hotels, Restaurants & Leisure — 3.8%
Brinker International, Inc.(a)	103,100	4,330,200
International Game Technology PLC	488,800	7,317,336
MGM Resorts International	237,300	7,894,971
Wyndham Destinations, Inc.	252,600	13,056,894

		32,599,401

Household Durables — 1.5%
D.R. Horton, Inc.	43,500	2,294,625
Ethan Allen Interiors, Inc.(a)	56,239	1,071,915
PulteGroup, Inc.	110,100	4,271,880
Whirlpool Corp.(a)	33,900	5,001,267

		12,639,687

Independent Power & Renewable Electricity Producers — 1.3%
AES Corp.	182,200	3,625,780
Vistra Energy Corp.	331,000	7,609,690

		11,235,470

Insurance — 5.4%
Aflac, Inc.	40,100	2,121,290
Allstate Corp. (The)	55,400	6,229,730
American Financial Group, Inc.	21,758	2,385,765
Everest Re Group Ltd.	11,300	3,128,292
Hartford Financial Services Group, Inc. (The)	113,000	6,867,010
Lincoln National Corp.	119,200	7,033,992
Old Republic International Corp.	95,100	2,127,387
Principal Financial Group, Inc.(a)	64,300	3,536,500
Reinsurance Group of America, Inc.	33,200	5,413,592
Universal Insurance Holdings, Inc.	52,154	1,459,790
Unum Group	186,100	5,426,676

		45,730,024

Internet & Direct Marketing Retail — 0.4%
eBay, Inc.	96,600	3,488,226

IT Services — 1.4%
Alliance Data Systems Corp.	12,130	1,360,986
Amdocs Ltd.	56,400	4,071,516
Conduent, Inc.*	585,000	3,627,000
DXC Technology Co.	82,800	3,112,452

		12,171,954

Leisure Products — 0.3%
Brunswick Corp.	42,600	2,555,148

Machinery — 3.3%
AGCO Corp.	32,700	2,526,075
Allison Transmission Holdings, Inc.	63,200	3,053,824
Cummins, Inc.	44,900	8,035,304
Meritor, Inc.*	199,800	5,232,762
Oshkosh Corp.	43,200	4,088,880

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Snap-on, Inc.(a)	16,500	$2,795,100
Wabash National Corp.(a)	146,800	2,156,492

		27,888,437

Media — 0.8%
AMC Networks, Inc. (Class A Stock)*(a)	72,900	2,879,550
Gannett Co., Inc.	6,376	40,679
TEGNA, Inc.	110,300	1,840,907
ViacomCBS, Inc. (Class B Stock)	50,204	2,107,062

		6,868,198

Metals & Mining — 0.8%
Cleveland-Cliffs, Inc.(a)	260,700	2,189,880
Reliance Steel & Aluminum Co.	39,700	4,754,472

		6,944,352

Mortgage Real Estate Investment Trusts (REITs) — 1.9%
MFA Financial, Inc.	357,400	2,734,110
PennyMac Mortgage Investment Trust	124,800	2,781,792
Starwood Property Trust, Inc.	414,900	10,314,414

		15,830,316

Multiline Retail — 1.2%
Big Lots, Inc.	48,100	1,381,432
Dillard’s, Inc. (Class A Stock)(a)	41,600	3,056,768
Kohl’s Corp.(a)	87,300	4,447,935
Macy’s, Inc.(a)	70,400	1,196,800

		10,082,935

Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	84,400	4,983,820

Oil, Gas & Consumable Fuels — 5.2%
Arch Coal, Inc. (Class A Stock)(a)	21,000	1,506,540
Cabot Oil & Gas Corp.	298,100	5,189,921
Cimarex Energy Co.	23,900	1,254,511
Devon Energy Corp.	221,100	5,741,967
Gulfport Energy Corp.*(a)	188,200	572,128
HollyFrontier Corp.	81,650	4,140,472
Marathon Petroleum Corp.	68,600	4,133,150
ONEOK, Inc.(a)	100,900	7,635,103
PBF Energy, Inc. (Class A Stock)	72,665	2,279,501
SRC Energy, Inc.*	331,477	1,365,685
Valero Energy Corp.	48,800	4,570,120
Williams Cos., Inc. (The)	250,100	5,932,372

		44,321,470

Paper & Forest Products — 0.3%
Domtar Corp.	71,600	2,737,984

Pharmaceuticals — 0.8%
Jazz Pharmaceuticals PLC*	34,600	5,165,088
Lannett Co., Inc.*(a)	29,200	257,544
Mylan NV*	66,800	1,342,680

		6,765,312

Professional Services — 0.5%
ManpowerGroup, Inc.	41,800	4,058,780

COMMON STOCKS (continued)	Shares	Value
Road & Rail — 0.1%
Ryder System, Inc.	17,100	$928,701

Semiconductors & Semiconductor Equipment — 3.4%
Diodes, Inc.*	51,400	2,897,418
Entegris, Inc.(a)	55,000	2,754,950
Lam Research Corp.	17,800	5,204,720
ON Semiconductor Corp.*	345,500	8,423,290
Skyworks Solutions, Inc.(a)	81,100	9,803,368

		29,083,746

Software — 1.5%
Cerence, Inc.*	56,562	1,279,998
Nuance Communications, Inc.*	452,500	8,068,075
Teradata Corp.*(a)	142,229	3,807,470

		13,155,543

Specialty Retail — 3.7%
Aaron’s, Inc.	20,100	1,147,911
Bed Bath & Beyond, Inc.	124,100	2,146,930
Best Buy Co., Inc.	115,300	10,123,340
Chico’s FAS, Inc.(a)	717,800	2,734,818
Children’s Place, Inc. (The)(a)	77,700	4,857,804
Foot Locker, Inc.(a)	55,400	2,160,046
GameStop Corp. (Class A Stock)(a)	58,626	356,446
Group 1 Automotive, Inc.	31,030	3,103,000
Office Depot, Inc.	414,700	1,136,278
Penske Automotive Group, Inc.(a)	77,200	3,876,984

		31,643,557

Technology Hardware, Storage & Peripherals — 2.8%
HP, Inc.	174,200	3,579,810
NCR Corp.*	73,300	2,577,228
Seagate Technology PLC	97,000	5,771,500
Western Digital Corp.	104,600	6,638,962
Xerox Holdings Corp.	144,475	5,326,793

		23,894,293

Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp.	25,700	2,702,355

Thrifts & Mortgage Finance — 0.8%
MGIC Investment Corp.	193,500	2,741,895
Radian Group, Inc.	150,600	3,789,096

		6,530,991

Tobacco — 0.3%
Universal Corp.	41,200	2,350,872

Trading Companies & Distributors — 2.7%
AerCap Holdings NV (Ireland)*	234,400	14,408,568
Aircastle Ltd.	157,198	5,031,908
HD Supply Holdings, Inc.*	76,300	3,068,786

		22,509,262

TOTAL LONG-TERM INVESTMENTS (cost $715,891,239)		829,564,664

SHORT-TERM INVESTMENTS — 15.7%
AFFILIATED MUTUAL FUNDS — 13.9%
PGIM Core Ultra Short Bond Fund(w)	1,919,571	1,919,571

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $115,665,421; includes $115,456,192 of cash collateral for securities on loan)(b)(w)	115,652,324	$115,675,454

TOTAL AFFILIATED MUTUAL FUNDS (cost $117,584,992)		117,595,025

UNAFFILIATED FUND — 1.8%
BlackRock Liquidity FedFund	15,508,976	15,508,976

(cost $15,508,976)
TOTAL SHORT-TERM INVESTMENTS (cost $133,093,968)		133,104,001

TOTAL INVESTMENTS — 113.4% (cost $848,985,207)		962,668,665
Liabilities in excess of other assets — (13.4)%		(113,965,972)

NET ASSETS — 100.0%		$848,702,693

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $113,188,269; cash collateral of $115,456,192 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$35,990,976	$—	$—
Airlines	22,914,506	—	—
Auto Components	14,233,474	—	—
Automobiles	5,861,191	—	—
Banks	69,917,715	—	—
Beverages	8,915,060	—	—
Biotechnology	9,690,240	—	—
Building Products	7,004,366	—	—
Capital Markets	13,294,734	—	—
Chemicals	25,891,488	—	—
Commercial Services & Supplies	10,071,458	—	—
Communications Equipment	7,534,926	—	—
Construction & Engineering	3,295,160	—	—
Consumer Finance	9,213,504	—	—
Containers & Packaging	8,581,212	—	—
Diversified Financial Services	1,579,982	—	—
Electric Utilities	21,602,477	—	—
Electrical Equipment	3,201,814	—	—
Electronic Equipment, Instruments & Components	30,355,326	—	—
Entertainment	5,300,558	—	—
Equity Real Estate Investment Trusts (REITs)	59,335,278	—	—
Food & Staples Retailing	8,694,101	—	—
Food Products	21,699,191	—	—
Gas Utilities	7,231,572	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$10,268,048	$—	$—
Health Care Providers & Services	24,185,473	—	—
Hotels, Restaurants & Leisure	32,599,401	—	—
Household Durables	12,639,687	—	—
Independent Power & Renewable Electricity Producers	11,235,470	—	—
Insurance	45,730,024	—	—
Internet & Direct Marketing Retail	3,488,226	—	—
IT Services	12,171,954	—	—
Leisure Products	2,555,148	—	—
Machinery	27,888,437	—	—
Media	6,868,198	—	—
Metals & Mining	6,944,352	—	—
Mortgage Real Estate Investment Trusts (REITs)	15,830,316	—	—
Multiline Retail	10,082,935	—	—
Multi-Utilities	4,983,820	—	—
Oil, Gas & Consumable Fuels	44,321,470	—	—
Paper & Forest Products	2,737,984	—	—
Pharmaceuticals	6,765,312	—	—
Professional Services	4,058,780	—	—
Road & Rail	928,701	—	—
Semiconductors & Semiconductor Equipment	29,083,746	—	—
Software	13,155,543	—	—
Specialty Retail	31,643,557	—	—
Technology Hardware, Storage & Peripherals	23,894,293	—	—
Textiles, Apparel & Luxury Goods	2,702,355	—	—
Thrifts & Mortgage Finance	6,530,991	—	—
Tobacco	2,350,872	—	—
Trading Companies & Distributors	22,509,262	—	—
Affiliated Mutual Funds	117,595,025	—	—
Unaffiliated Fund	15,508,976	—	—

Total	$962,668,665	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (13.6% represents investments purchased with collateral from securities on loan)	13.9%
Banks	8.2
Equity Real Estate Investment Trusts (REITs)	7.0
Insurance	5.4
Oil, Gas & Consumable Fuels	5.2
Aerospace & Defense	4.2
Hotels, Restaurants & Leisure	3.8
Specialty Retail	3.7
Electronic Equipment, Instruments & Components	3.6
Semiconductors & Semiconductor Equipment	3.4
Machinery	3.3
Chemicals	3.1
Health Care Providers & Services	2.8
Technology Hardware, Storage & Peripherals	2.8
Airlines	2.7
Trading Companies & Distributors	2.7
Food Products	2.6
Electric Utilities	2.5
Mortgage Real Estate Investment Trusts (REITs)	1.9

Unaffiliated Fund	1.8%
Auto Components	1.7
Capital Markets	1.6
Software	1.5
Household Durables	1.5
IT Services	1.4
Independent Power & Renewable Electricity Producers	1.3
Health Care Equipment & Supplies	1.2
Multiline Retail	1.2
Commercial Services & Supplies	1.2
Biotechnology	1.1
Consumer Finance	1.1
Beverages	1.1
Food & Staples Retailing	1.0
Containers & Packaging	1.0
Communications Equipment	0.9
Gas Utilities	0.9
Building Products	0.8
Metals & Mining	0.8
Media	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Pharmaceuticals	0.8%
Thrifts & Mortgage Finance	0.8
Automobiles	0.7
Entertainment	0.6
Multi-Utilities	0.6
Professional Services	0.5
Internet & Direct Marketing Retail	0.4
Construction & Engineering	0.4
Electrical Equipment	0.4
Paper & Forest Products	0.3

Textiles, Apparel & Luxury Goods	0.3%
Leisure Products	0.3
Tobacco	0.3
Diversified Financial Services	0.2
Road & Rail	0.1

113.4
Liabilities in excess of other assets	(13.4)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$113,188,269	$(113,188,269)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $113,188,269:
Unaffiliated investments (cost $731,400,215)	$845,073,640
Affiliated investments (cost $117,584,992)	117,595,025
Dividends receivable	1,844,340
Receivable for investments sold	375,616
Receivable for Portfolio shares sold	119,414
Tax reclaim receivable	3,047
Prepaid expenses and other assets	18,120

Total Assets	965,029,202

LIABILITIES
Payable to broker for collateral for securities on loan	115,456,192
Management fee payable	319,224
Payable for investments purchased	246,617
Accrued expenses and other liabilities	242,239
Distribution fee payable	34,849
Payable for Portfolio shares repurchased	23,984
Payable to affiliate	3,047
Affiliated transfer agent fee payable	357

Total Liabilities	116,326,509

NET ASSETS	$848,702,693

Net assets were comprised of:
Partners’ Equity	$848,702,693

Net asset value and redemption price per share, $848,702,693 / 24,039,340 outstanding shares of beneficial interest	$35.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $245 foreign withholding tax, of which $2 is reimbursable by an affiliate)	$20,204,831
Income from securities lending, net (including affiliated income of $306,712)	519,375
Affiliated dividend income	114,119

Total income	20,838,325

EXPENSES
Management fee	5,923,049
Distribution fee	2,052,686
Custodian and accounting fees	116,257
Audit fee	26,200
Trustees’ fees	18,670
Legal fees and expenses	14,613
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	5,538
Miscellaneous	37,532

Total expenses	8,201,553
Less: Fee waiver and/or expense reimbursement	(16,421)

Net expenses	8,185,132

NET INVESTMENT INCOME (LOSS)	12,653,193

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,421)	(6,100,271)
Foreign currency transactions	40

(6,100,231)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $21,798)	144,221,646
Foreign currencies	(40)

144,221,606

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	138,121,375

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$150,774,568

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$12,653,193	$11,532,628
Net realized gain (loss) on investment and foreign currency transactions	(6,100,231)	92,230,319
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	144,221,606	(249,198,000)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,774,568	(145,435,053)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,023,957 and 1,210,906 shares, respectively]	65,554,281	38,720,009
Portfolio shares repurchased [2,514,914 and 5,586,661 shares, respectively]	(83,049,934)	(186,990,010)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(17,495,653)	(148,270,001)

CAPITAL CONTRIBUTIONS	1,212	1,782

TOTAL INCREASE (DECREASE)	133,280,127	(293,703,272)
NET ASSETS:
Beginning of year	715,422,566	1,009,125,838

End of year	$848,702,693	$715,422,566

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS — 95.5%	Shares	Value
Argentina — 0.7%
Banco BBVA Argentina SA, ADR	20,543	$114,425
Banco Macro SA, ADR	4,484	162,545
Central Puerto SA, ADR	27,870	135,448
Cresud SACIF y A, ADR*(a)	6,886	48,477
Grupo Financiero Galicia SA, ADR(a)	18,027	292,578
Loma Negra Cia Industrial Argentina SA, ADR*	38,311	299,592
MercadoLibre, Inc.*	2,300	1,315,462
Pampa Energia SA*	43,686	28,959
Pampa Energia SA, ADR*(a)	9,419	154,754
Telecom Argentina SA, ADR	7,556	85,761
Transportadora de Gas del Sur SA (Class B Stock), ADR(a)	20,385	146,161
YPF SA, ADR(a)	26,273	304,241

		3,088,403

Bahrain — 0.8%
Ahli United Bank BSC	1,797,430	1,915,330
Al Salam Bank-Bahrain BSC	2,025,163	544,641
GFH Financial Group BSC	2,125,276	486,288
Ithmaar Holding BSC*	4,745,026	348,913

		3,295,172

Botswana — 0.4%
Barclays Bank of Botswana Ltd.	466,032	242,352
Botswana Insurance Holdings Ltd.	123,564	204,453
Choppies Enterprises Ltd.*^	534,631	5
First National Bank of Botswana Ltd.	885,555	238,741
Letshego Holdings Ltd.	1,667,377	111,682
Sechaba Breweries Holdings Ltd.	401,237	837,475
Standard Chartered Bank Botswana Ltd.^	91,217	14,340
Turnstar Holdings Ltd.	202,180	53,707

		1,702,755

Brazil — 4.5%
Adecoagro SA*	13,800	115,506
Aliansce Sonae Shopping Centers SA	15,756	196,387
Ambev SA, ADR	158,300	737,678
Arcos Dorados Holdings, Inc. (Class A Stock)	9,091	73,637
B3 SA – Brasil Bolsa Balcao	41,049	438,481
Banco do Brasil SA	25,875	339,751
BR Malls Participacoes SA	120,884	542,711
BRF SA*	19,060	166,782
CCR SA	70,963	334,819
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	11,700	176,085
Cia de Saneamento de Minas Gerais-COPASA	8,300	140,283
Cia Energetica de Minas Gerais, ADR	74,196	253,008
Cia Paranaense de Energia, ADR	15,400	260,876
Cia Siderurgica Nacional SA	39,600	138,901
Cielo SA	104,755	217,963
Cogna Educacao	65,300	185,542
Cosan SA	13,500	233,474

COMMON STOCKS (continued)	Shares	Value
Brazil (continued)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	41,800	$308,510
EDP – Energias do Brasil SA	29,400	161,518
Embraer SA, ADR*(a)	19,800	385,902
Engie Brasil Energia SA	27,375	345,701
Equatorial Energia SA	75,500	427,734
Even Construtora e Incorporadora SA*	70,900	274,245
Hapvida Participacoes e Investimentos SA, 144A	29,300	465,426
Hypera SA	84,100	746,148
Iguatemi Empresa de Shopping Centers SA	26,800	352,430
Iochpe Maxion SA	19,300	112,172
Itau Unibanco Holding SA, ADR	60,910	557,326
Klabin SA, UTS	25,100	114,871
Localiza Rent a Car SA	36,157	426,130
Lojas Renner SA	40,220	561,802
Marfrig Global Foods SA*	48,640	120,430
MRV Engenharia e Participacoes SA	45,600	244,284
Multiplan Empreendimentos Imobiliarios SA	67,000	551,296
Natura & Co. Holding SA	20,600	198,027
Notre Dame Intermedica Participacoes SA	59,300	1,006,097
Odontoprev SA	40,500	169,845
Pagseguro Digital Ltd. (Class A Stock)*	21,600	737,856
Qualicorp Consultoria e Corretora de Seguros SA	47,246	435,734
Raia Drogasil SA	16,000	444,040
Rumo SA*	72,457	470,114
Smiles Fidelidade SA	27,300	266,505
StoneCo Ltd. (Class A Stock)*(a)	13,800	550,482
Suzano SA	28,445	280,582
TIM Participacoes SA	121,633	473,808
TOTVS SA	23,100	370,673
Ultrapar Participacoes SA	57,200	362,308
Vale SA	21,500	284,871
Vale SA, ADR	86,492	1,141,694
WEG SA	70,318	605,867
YDUQS Part	35,100	414,460

		18,920,772

Bulgaria — 0.3%
CB First Investment Bank AD*	155,563	315,664
Central Cooperative Bank AD*	87,402	76,537
Chimimport AD	265,946	242,597
Industrial Holding Bulgaria PLC*	72,512	42,389
MonBat AD	48,227	178,268
Petrol AD*	22,682	9,286
Sopharma AD/Sofia	197,237	384,137

		1,248,878

Chile — 2.9%
AES Gener SA	509,062	110,349
Aguas Andinas SA (Class A Stock)	327,850	139,084
Almendral SA*	1,092,556	61,751
Banco de Chile	5,510,134	584,025
Banco de Credito e Inversiones SA	7,067	320,480
Banco Santander Chile	7,999,156	457,429

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Chile (continued)
CAP SA	18,800	$142,434
Cencosud SA	400,927	527,851
Cencosud Shopping SA*	214,900	473,326
Cia Cervecerias Unidas SA, ADR	22,350	423,980
Cia Sud Americana de Vapores SA*	6,656,301	242,458
Colbun SA	772,001	123,200
Embotelladora Andina SA (Class B Stock), ADR	9,150	160,125
Empresa Nacional de Telecomunicaciones SA*	40,124	285,369
Empresas CMPC SA	227,425	556,502
Empresas CopEC SA	154,310	1,385,189
Enel Americas SA	4,632,514	1,028,831
Enel Chile SA	3,853,833	361,321
Engie Energia Chile SA	49,355	75,153
Forus SA	18,500	27,063
Itau CorpBanca	26,181,273	151,806
Latam Airlines Group SA, ADR(a)	99,283	1,008,715
Parque Arauco SA	299,712	737,333
Plaza SA	90,942	190,858
Ripley Corp. SA	305,926	137,192
SACI Falabella	275,203	1,186,160
Salfacorp SA	153,524	87,974
Sociedad Quimica y Minera de Chile SA, ADR(a)	23,600	629,884
SONDA SA	194,134	167,490
Vina Concha y Toro SA	139,650	262,938

		12,046,270

China — 11.1%
3SBio, Inc., 144A*	124,500	162,249
AAC Technologies Holdings, Inc.	53,500	468,904
AECC Aviation Power Co. Ltd. (Class A Stock)	13,100	40,823
Agricultural Bank of China Ltd. (Class H Stock)	303,000	133,375
Air China Ltd. (Class H Stock)	142,000	144,387
Aisino Corp. (Class A Stock)	22,400	74,697
Alibaba Group Holding Ltd., ADR*	7,400	1,569,540
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	366,721
Anhui Conch Cement Co. Ltd. (Class H Stock)	139,000	1,016,345
AviChina Industry & Technology Co. Ltd. (Class H Stock)	172,000	77,677
Baidu, Inc., ADR*	1,715	216,776
Bank of Beijing Co. Ltd. (Class A Stock)	59,956	48,957
Bank of China Ltd. (Class H Stock)	816,000	348,747
Bank of Communications Co. Ltd. (Class H Stock)	338,800	240,734
Bank of Ningbo Co. Ltd. (Class A Stock)	39,600	160,180
BBMG Corp. (Class H Stock)	684,000	210,314
Beijing Capital International Airport Co. Ltd. (Class H Stock)	146,000	141,449
Beijing Enterprises Holdings Ltd.	41,500	190,817
Beijing Enterprises Water Group Ltd.*	476,000	241,239

COMMON STOCKS (continued)	Shares	Value
China (continued)
Beijing Orient Landscape & Environment Co. Ltd. (Class A Stock)	76,500	$55,173
Beijing Originwater Technology Co. Ltd. (Class A Stock)	72,800	79,561
Beijing Water Business Doctor Co. Ltd. (Class A Stock)	36,500	34,983
BOE Technology Group Co. Ltd. (Class A Stock)	173,800	113,347
Brilliance China Automotive Holdings Ltd.	264,000	274,356
BYD Co. Ltd. (Class H Stock)(a)	36,000	180,061
Cangzhou Mingzhu Plastic Co. Ltd. (Class A Stock)	43,160	24,273
CGN Power Co. Ltd. (Class H Stock), 144A	737,000	196,833
China Agri-Industries Holdings Ltd.	565,000	299,435
China Biologic Products Holdings, Inc.*(a)	3,200	372,416
China CITIC Bank Corp. Ltd. (Class H Stock)	179,000	107,326
China Coal Energy Co. Ltd. (Class H Stock)	437,000	173,129
China Communications Construction Co. Ltd. (Class H Stock)	229,000	186,840
China Communications Services Corp. Ltd. (Class H Stock)	396,000	289,484
China Construction Bank Corp. (Class H Stock)	604,670	521,989
China Everbright Ltd.	32,000	59,818
China Evergrande Group*	67,000	186,129
China Fortune Land Development Co. Ltd. (Class A Stock)	17,000	70,223
China Gas Holdings Ltd.	151,800	568,420
China Life Insurance Co. Ltd. (Class H Stock)	81,000	225,518
China Longyuan Power Group Corp. Ltd. (Class H Stock)	283,000	179,415
China Medical System Holdings Ltd.	245,000	352,806
China Mengniu Dairy Co. Ltd.*	195,000	789,750
China Merchants Bank Co. Ltd. (Class H Stock)	58,769	302,765
China Merchants Port Holdings Co. Ltd.	114,000	193,160
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (Class A Stock)	38,200	109,142
China Minsheng Banking Corp. Ltd. (Class H Stock)	113,160	85,565
China Mobile Ltd.	77,500	652,308
China Molybdenum Co. Ltd. (Class H Stock)	753,000	324,181
China National Building Material Co. Ltd. (Class H Stock)	368,000	411,950
China National Nuclear Power Co. Ltd. (Class A Stock)	62,600	44,988
China Northern Rare Earth Group High-Tech Co. Ltd. (Class A Stock)	38,100	59,300
China Oilfield Services Ltd. (Class H Stock)	138,000	217,371

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Overseas Land & Investment Ltd.	292,720	$1,140,755
China Overseas Property Holdings Ltd.	420,240	264,620
China Pacific Insurance Group Co. Ltd. (Class H Stock)	44,200	174,311
China Petroleum & Chemical Corp. (Class H Stock)	1,221,000	736,355
China Power International Development Ltd.	478,000	102,609
China Railway Group Ltd. (Class H Stock)	363,000	224,309
China Resources Beer Holdings Co. Ltd.	114,000	630,984
China Resources Gas Group Ltd.	58,000	318,343
China Resources Land Ltd.	90,444	450,724
China Resources Power Holdings Co. Ltd.	141,400	198,831
China Shenhua Energy Co. Ltd. (Class H Stock)	206,500	431,365
China Shipbuilding Industry Co. Ltd. (Class A Stock)	59,700	44,935
China State Construction Engineering Corp. Ltd. (Class A Stock)	100,240	81,007
China Taiping Insurance Holdings Co. Ltd.	39,800	98,846
China Telecom Corp. Ltd. (Class H Stock)	532,000	219,152
China Unicom Hong Kong Ltd.	262,052	247,292
China United Network Communications Ltd. (Class A Stock)	113,700	96,235
China Vanke Co. Ltd. (Class H Stock)	272,500	1,162,650
China Yangtze Power Co. Ltd. (Class A Stock)	50,200	132,548
China Yurun Food Group Ltd.*	741,000	77,084
China Zhongwang Holdings Ltd.	418,000	167,238
CITIC Guoan Information Industry Co. Ltd. (Class A Stock)*	132,800	67,531
CITIC Ltd.	235,000	314,163
CNOOC Ltd.	561,000	937,451
COSCO SHIPPING Development Co. Ltd. (Class H Stock)	683,000	80,969
COSCO SHIPPING Energy Transportation Co. Ltd. (Class H Stock)	194,000	91,807
COSCO SHIPPING Ports Ltd.	252,000	206,500
Country Garden Holdings Co. Ltd.	230,831	370,383
Country Garden Services Holdings Co. Ltd.	20,440	69,110
CRRC Corp. Ltd. (Class H Stock)	256,000	186,866
CSPC Pharmaceutical Group Ltd.	264,000	631,553
Daqin Railway Co. Ltd. (Class A Stock)	62,400	73,602
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	170,578
Dong-E-E-Jiao Co. Ltd. (Class A Stock)	10,600	53,819
Dongfeng Motor Group Co. Ltd. (Class H Stock)	322,000	303,344
Dr Peng Telecom & Media Group Co. Ltd. (Class A Stock)*	18,200	15,989

COMMON STOCKS (continued)	Shares	Value
China (continued)
East Money Information Co. Ltd. (Class A Stock)	52,704	$119,469
Financial Street Holdings Co. Ltd. (Class A Stock)	59,800	69,791
Ganfeng Lithium Co. Ltd. (Class A Stock)	14,700	73,607
GD Power Development Co. Ltd. (Class A Stock)	149,300	50,270
GEM Co. Ltd. (Class A Stock)	55,300	38,712
Gemdale Corp. (Class A Stock)	42,300	88,144
Golden Eagle Retail Group Ltd.	242,000	269,869
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	17,600	166,029
Guangdong Baolihua New Energy Stock Co. Ltd. (Class A Stock)	54,700	44,437
Guangdong Investment Ltd.	224,000	469,257
Guanghui Energy Co. Ltd. (Class A Stock)	105,700	50,263
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	263,072	328,676
Haier Smart Home Co. Ltd. (Class A Stock)	46,500	130,425
Hangzhou Hikvision Digital Technology Co. Ltd. (Class A Stock)	21,200	99,677
Han’s Laser Technology Industry Group Co. Ltd. (Class A Stock)	13,500	77,549
Hengan International Group Co. Ltd.	58,000	413,462
Hengyi Petrochemical Co. Ltd. (Class A Stock)	32,400	64,885
Huaneng Power International, Inc. (Class H Stock)	616,000	311,945
Huaneng Renewables Corp. Ltd. (Class H Stock)	662,000	257,799
Hubei Energy Group Co. Ltd. (Class A Stock)	136,000	81,538
Hundsun Technologies Inc. (Class A Stock)	13,650	152,785
Iflytek Co. Ltd. (Class A Stock)	16,800	83,293
Industrial & Commercial Bank of China Ltd. (Class H Stock)	693,000	533,830
Industrial Bank Co. Ltd. (Class A Stock)	40,600	115,639
Inner Mongolia BaoTou Steel Union Co. Ltd. (Class A Stock)	217,140	41,142
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	15,500	68,978
JD.com, Inc., ADR*	6,900	243,087
Jiangsu Expressway Co. Ltd. (Class H Stock)	160,000	219,496
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	11,664	146,862
Jiangxi Copper Co. Ltd. (Class H Stock)	221,000	304,493
Jilin Aodong Pharmaceutical Group Co. Ltd. (Class A Stock)	24,700	58,717
Kangde Xin Composite Material Group Co. Ltd. (Class A Stock)*^	29,069	—
Kangmei Pharmaceutical Co. Ltd. (Class A Stock)	30,900	16,505
Kingboard Holdings Ltd.	70,500	224,419

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
China (continued)
Kunlun Energy Co. Ltd.	230,000	$203,483
Kweichow Moutai Co. Ltd. (Class A Stock)	1,400	238,157
Lee & Man Paper Manufacturing Ltd.	287,000	217,907
Lenovo Group Ltd.	452,000	303,444
Lepu Medical Technology Beijing Co. Ltd. (Class A Stock)	14,700	69,974
Li Ning Co. Ltd.	152,979	459,485
Luye Pharma Group Ltd., 144A	378,000	284,133
Luzhou Laojiao Co. Ltd. (Class A Stock)	8,900	110,946
Midea Group Co. Ltd. (Class A Stock)	17,100	143,359
NetEase, Inc., ADR	1,100	337,304
New Oriental Education & Technology Group, Inc., ADR*	1,250	151,562
Oceanwide Holdings Co. Ltd. (Class A Stock)	61,500	40,231
Offshore Oil Engineering Co. Ltd. (Class A Stock)	65,600	69,690
Oriental Pearl Group Co. Ltd. (Class A Stock)	27,170	36,549
Ourpalm Co. Ltd. (Class A Stock)*	78,600	69,669
Perfect World Co. Ltd. (Class A Stock)	18,200	115,526
PetroChina Co. Ltd. (Class H Stock)	1,322,000	667,046
PICC Property & Casualty Co. Ltd. (Class H Stock)	75,000	90,604
Ping An Bank Co. Ltd. (Class A Stock)	81,900	193,836
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	75,000	890,257
Poly Developments and Holdings Group Co. Ltd. (Class A Stock)	62,200	144,718
Real Gold Mining Ltd.*^	209,000	—
RiseSun Real Estate Development Co. Ltd. (Class A Stock)	48,400	68,389
SAIC Motor Corp. Ltd. (Class A Stock)	24,100	82,705
Sanan Optoelectronics Co. Ltd. (Class A Stock)	37,700	99,523
SDIC Power Holdings Co. Ltd. (Class A Stock)	65,400	86,279
Semiconductor Manufacturing International Corp.*	276,000	424,280
Shandong Gold Mining Co. Ltd. (Class A Stock)	21,700	100,534
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	376,000	451,446
Shanghai Electric Group Co. Ltd. (Class H Stock)	382,000	125,605
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	36,500	110,693
Shanghai Industrial Holdings Ltd.	85,000	163,529
Shanghai Industrial Urban Development Group Ltd.	85,000	10,691
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	152,300	296,892
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	64,350	114,563
Shanxi Xishan Coal & Electricity Power Co. Ltd. (Class A Stock)	48,900	43,149

COMMON STOCKS (continued)	Shares	Value
China (continued)
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	21,300	$93,867
Shimao Property Holdings Ltd.	42,000	162,891
SINA Corp.*	2,000	79,860
Sino-Ocean Group Holding Ltd.	161,500	65,053
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	370,000	112,033
Sinopharm Group Co. Ltd. (Class H Stock)	133,200	487,198
Sohu.com Ltd., ADR*	1,600	17,888
Suning.com Co. Ltd. (Class A Stock)	22,000	31,974
Sunny Optical Technology Group Co. Ltd.	47,400	823,743
Tasly Pharmaceutical Group Co. Ltd. (Class A Stock)	15,820	35,085
Tencent Holdings Ltd.	35,000	1,684,682
Textainer Group Holdings Ltd.*	5,880	62,975
Tianqi Lithium Corp. (Class A Stock)	15,697	67,973
Tingyi Cayman Islands Holding Corp.	138,000	235,661
Tonghua Dongbao Pharmaceutical Co. Ltd. (Class A Stock)	13,800	25,110
Trip.com Group Ltd., ADR*	3,800	127,452
Tsinghua Tongfang Co. Ltd. (Class A Stock)*	32,900	41,503
Tsingtao Brewery Co. Ltd. (Class H Stock)	54,000	362,997
Wanda Film Holding Co. Ltd. (Class A Stock)*	23,300	60,723
Wanhua Chemical Group Co. Ltd. (Class A Stock)	21,780	175,921
Want Want China Holdings Ltd.	532,400	497,248
Weichai Power Co. Ltd. (Class H Stock)	208,000	440,612
Wens Foodstuffs Group Co. Ltd. (Class A Stock)	26,100	126,251
Wintime Energy Co. Ltd. (Class A Stock)*	109,800	22,514
Wuliangye Yibin Co. Ltd. (Class A Stock)	8,700	166,095
Xiaomi Corp. (Class B Stock), 144A*	746,600	1,036,075
Yangzijiang Shipbuilding Holdings Ltd.	184,600	154,356
Yonghui Superstores Co. Ltd. (Class A Stock)	94,800	102,758
Youngor Group Co. Ltd. (Class A Stock)	60,368	60,509
Yunnan Baiyao Group Co. Ltd. (Class A Stock)	7,500	96,354
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	184,000	202,536
Zhejiang Expressway Co. Ltd. (Class H Stock)	148,000	134,907
Zhongsheng Group Holdings Ltd.	134,000	549,077
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	761,481
ZTE Corp. (Class H Stock)*	261,529	803,146

		46,509,520

Colombia — 1.3%
Almacenes Exito SA	75,552	319,011

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Colombia (continued)
Bancolombia SA	29,008	$388,276
Bancolombia SA, ADR	10,600	580,774
Celsia SA ESP	124,720	167,319
Cementos Argos SA	110,227	244,783
CEMEX Latam Holdings SA*	30,558	40,949
Corp. Financiera Colombiana SA*	12,268	114,946
Ecopetrol SA, ADR(a)	54,600	1,089,816
Grupo Argos SA	97,306	526,901
Grupo de Inversiones Suramericana SA	25,000	258,576
Grupo Energia Bogota SA ESP	271,100	183,085
Grupo Nutresa SA	85,096	657,526
Interconexion Electrica SA ESP	129,241	770,595

		5,342,557

Croatia — 0.6%
AD Plastik DD	2,554	73,570
Atlantic Grupa dd	1,432	280,852
Atlantska Plovidba dd ZA Medjunarodni Prijevoz Robe I Putnika*	1,177	66,619
Ericsson Nikola Tesla dd	1,376	290,323
Hrvatski Telekom dd	22,650	597,554
Koncar-Elektroindustrija DD	645	61,677
Ledo dd*^	122	—
Podravka Prehrambena Ind DD	5,836	425,563
Valamar Riviera DD	82,391	484,022
Zagrebacka Banka dd	24,666	230,763

		2,510,943

Czech Republic — 0.7%
CEZ A/S	53,025	1,193,098
Komercni banka A/S	21,800	798,084
Moneta Money Bank A/S, 144A	82,900	310,844
O2 Czech Republic A/S	35,956	371,931
Philip Morris CR A/S	290	195,787

		2,869,744

Estonia — 0.4%
AS Merko Ehitus	9,442	99,426
AS Tallinna Vesi (Class A Stock)	33,851	444,299
Tallink Grupp A/S	485,209	531,592
Tallinna Kaubamaja Grupp A/S	68,345	683,471

		1,758,788

Ghana — 0.4%
CAL Bank Ltd.	1,302,943	203,643
FAN Milk Ltd.*	47,251	34,143
Ghana Commercial Bank Ltd.	1,190,800	1,066,738
Standard Chartered Bank Ghana Ltd.	91,000	293,807
Unilever Ghana Ltd.^	13,100	37,691

		1,636,022

Greece — 1.4%
Aegean Airlines SA	12,691	119,603
Alpha Bank AE*	200,493	433,159
Athens Water Supply & Sewage Co. SA	16,362	138,362
Diana Shipping, Inc.*	19,100	59,401

COMMON STOCKS (continued)	Shares	Value
Greece (continued)
Ellaktor SA*	48,048	$91,810
Eurobank Ergasias SA*	315,677	326,042
FF Group*	6,443	14,497
Fourlis Holdings SA*	14,272	93,226
GEK Terna Holding Real Estate Construction SA*	18,366	155,679
Hellenic Exchanges – Athens Stock Exchange SA	18,468	96,064
Hellenic Petroleum SA	18,424	181,080
Hellenic Telecommunications Organization SA	65,963	1,053,410
Holding Co. ADMIE IPTO SA	42,738	111,433
JUMBO SA	16,710	347,515
LAMDA Development SA*	19,486	180,307
Motor Oil Hellas Corinth Refineries SA	19,005	439,725
Mytilineos SA	26,812	294,750
National Bank of Greece SA*	64,111	217,886
OPAP SA	42,571	552,897
Piraeus Bank SA*	47,838	161,098
Public Power Corp. SA*	49,159	228,463
Sarantis SA	12,266	117,626
Star Bulk Carriers Corp.(a)	8,800	103,928
Terna Energy SA*	24,133	206,919
Tsakos Energy Navigation Ltd.	22,400	97,664

		5,822,544

Hong Kong — 0.4%
Fullshare Holdings Ltd.*	412,500	9,569
Nine Dragons Paper Holdings Ltd.	107,000	111,678
Sino Biopharmaceutical Ltd.	677,000	950,057
WH Group Ltd., 144A	712,000	737,409

		1,808,713

Hungary — 0.8%
Magyar Telekom Telecommunications PLC	121,405	183,393
MOL Hungarian Oil & Gas PLC	87,034	868,141
OTP Bank Nyrt	22,760	1,189,618
Richter Gedeon Nyrt	43,070	936,125

		3,177,277

India — 5.4%
ABB India Ltd.	4,500	81,165
ABB Power Products & Systems India Ltd.*^	900	9,268
ACC Ltd.	6,400	129,794
Adani Ports & Special Economic Zone Ltd.	42,715	219,331
Adani Power Ltd.*	177,209	153,647
Adani Transmission Ltd.*	22,722	105,720
Ambuja Cements Ltd.	48,142	132,503
Apollo Hospitals Enterprise Ltd.	5,400	109,327
Ashok Leyland Ltd.	173,423	198,277
Asian Paints Ltd.	11,000	275,485
Aurobindo Pharma Ltd.	27,300	175,097
Axis Bank Ltd.	24,709	261,360
Bajaj Auto Ltd.	3,960	176,809
Bajaj Finance Ltd.	1,900	112,952

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
India (continued)
Bharat Forge Ltd.	19,185	$129,941
Bharat Heavy Electricals Ltd.	159,180	97,137
Bharat Petroleum Corp. Ltd.	22,767	156,718
Bharti Airtel Ltd.*	229,037	1,463,661
Bharti Infratel Ltd.	97,353	344,748
Bosch Ltd.	363	78,269
Britannia Industries Ltd.	2,706	114,953
CESC Ltd.	14,584	150,753
CG Power and Industrial Solutions Ltd.*	190,092	28,895
Cipla Ltd.	29,550	198,157
Coal India Ltd.	43,794	129,829
Colgate-Palmolive India Ltd.	3,100	63,597
Container Corp. Of India Ltd.	40,617	325,470
Crompton Greaves Consumer Electricals Ltd.	40,282	135,586
Dabur India Ltd.	31,638	203,349
Divi’s Laboratories Ltd.	9,319	241,086
DLF Ltd.	68,573	222,135
Dr. Reddy’s Laboratories Ltd.	7,725	311,550
Eicher Motors Ltd.	605	191,127
GAIL India Ltd.	127,172	216,007
Glenmark Pharmaceuticals Ltd.	18,324	89,313
Godrej Consumer Products Ltd.	18,150	174,373
Godrej Properties Ltd.*	8,888	123,367
Grasim Industries Ltd.	12,907	134,631
Havells India Ltd.	25,299	229,617
HCL Technologies Ltd.	31,480	250,748
HDFC Bank Ltd.	29,696	530,376
Hemisphere Properties India Ltd.*^	10,702	25,009
Hero MotoCorp Ltd.	4,595	157,537
Hindalco Industries Ltd.	66,600	201,824
Hindustan Unilever Ltd.	27,787	749,153
Housing Development Finance Corp. Ltd.	15,533	525,668
ICICI Bank Ltd., ADR(a)	22,550	340,279
IDFC Ltd.	104,784	57,745
IFCI Ltd.*	510,307	47,291
Indiabulls Real Estate Ltd.*	90,254	82,809
Indian Oil Corp. Ltd.	73,996	130,029
Indraprastha Gas Ltd.	39,927	239,862
IndusInd Bank Ltd.	4,497	95,376
Info Edge India Ltd.	9,568	339,786
Infosys Ltd.	42,867	441,439
Infosys Ltd., ADR(a)	42,340	436,949
InterGlobe Aviation Ltd., 144A	5,171	96,633
ITC Ltd.	115,623	385,449
Jindal Steel & Power Ltd.*	54,935	129,260
JSW Energy Ltd.	94,200	91,651
JSW Steel Ltd.	39,200	148,433
Kotak Mahindra Bank Ltd.	7,693	181,679
Larsen & Toubro Ltd., GDR	21,689	394,662
LIC Housing Finance Ltd.	8,515	51,871
Lupin Ltd.	21,741	232,772
Mahindra & Mahindra Ltd.	6,323	47,129
Mahindra & Mahindra Ltd., GDR	22,209	167,843
Marico Ltd.	33,828	162,022
Maruti Suzuki India Ltd.	5,119	529,144
Motherson Sumi Systems Ltd.	69,474	142,899

COMMON STOCKS (continued)	Shares	Value
India (continued)
Nestle India Ltd.	1,100	$228,197
NHPC Ltd.	226,173	75,937
NTPC Ltd.	253,766	423,802
Oberoi Realty Ltd.	16,917	125,892
Oil & Natural Gas Corp. Ltd.	66,302	119,940
Oil India Ltd.	26,163	56,165
Page Industries Ltd.	300	98,562
Phoenix Mills Ltd. (The)	6,465	75,510
Pidilite Industries Ltd.	9,888	192,356
Piramal Enterprises Ltd.	6,634	141,815
Power Grid Corp. of India Ltd.	184,293	491,759
Rajesh Exports Ltd.	8,600	80,812
Reliance Industries Ltd.	62,402	1,325,598
Reliance Industries Ltd., 144A, GDR	9,526	405,753
Reliance Infrastructure Ltd.*	30,200	12,488
Siemens Ltd.	17,800	373,650
State Bank of India*	21,736	101,865
State Bank of India, GDR*	1,802	84,450
Sun Pharmaceutical Industries Ltd.	62,574	379,652
Sun TV Network Ltd.	13,419	83,142
Tata Communications Ltd.	10,702	59,624
Tata Consultancy Services Ltd.	20,252	614,223
Tata Motors Ltd., ADR*	6,690	86,502
Tata Power Co. Ltd. (The)	193,885	153,844
Tata Steel Ltd.	17,882	118,427
Tech Mahindra Ltd.	13,194	141,069
Titan Co. Ltd.	14,341	239,267
UltraTech Cement Ltd.	3,994	226,676
United Spirits Ltd.*	18,191	152,903
UPL Ltd.	29,947	245,566
Vedanta Ltd.	80,962	173,489
Vodafone Idea Ltd.*	699,203	60,301
Wipro Ltd.	38,630	133,285
WNS Holdings Ltd., ADR*	1,500	99,225
Zee Entertainment Enterprises Ltd.	60,145	246,696

		22,736,773

Indonesia — 2.9%
Ace Hardware Indonesia Tbk PT	716,000	77,094
Adaro Energy Tbk PT	3,507,400	391,284
Adhi Karya Persero Tbk PT	739,600	62,587
AKR Corporindo Tbk PT	523,500	148,960
Astra Agro Lestari Tbk PT	44,000	46,394
Astra International Tbk PT	2,110,700	1,048,443
Bank Central Asia Tbk PT	605,800	1,456,417
Bank Danamon Indonesia Tbk PT	301,900	86,101
Bank Mandiri Persero Tbk PT	1,077,600	594,269
Bank Negara Indonesia Persero Tbk PT	495,500	278,964
Bank Rakyat Indonesia Persero Tbk PT	2,922,100	922,345
Bukit ASAm Tbk PT	739,400	141,193
Bumi Serpong Damai Tbk PT*	1,358,400	122,697
Charoen Pokphand Indonesia Tbk PT	573,700	267,659
Ciputra Development Tbk PT	1,900,600	142,040
Gudang Garam Tbk PT	36,900	140,657
Hanjaya Mandala Sampoerna Tbk PT	634,300	94,288
Hanson International Tbk PT*	17,067,900	61,417
Indo Tambangraya Megah Tbk PT	147,000	121,270

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Indonesia (continued)
Indocement Tunggal Prakarsa Tbk PT	331,500	$452,450
Indofood CBP Sukses Makmur Tbk PT	217,300	174,567
Indofood Sukses Makmur Tbk PT	366,100	208,491
Jasa Marga Persero Tbk PT	360,000	133,723
Kalbe Farma Tbk PT	3,379,800	393,197
Matahari Department Store Tbk PT	452,200	136,588
Mitra Keluarga Karyasehat Tbk PT	1,121,000	215,580
Pakuwon Jati Tbk PT	2,139,300	87,687
Perusahaan Gas Negara Tbk PT	1,829,700	285,779
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	628,800	67,339
PP Persero Tbk PT	544,692	61,943
PP Properti Tbk PT	5,386,100	26,410
Puradelta Lestari Tbk PT	5,083,700	108,687
Semen Indonesia Persero Tbk PT	621,400	537,725
Sentul City Tbk PT*	5,826,100	35,779
Summarecon Agung Tbk PT	1,637,600	118,571
Surya Citra Media Tbk PT	503,100	50,993
Telekomunikasi Indonesia Persero Tbk PT	4,138,700	1,180,429
Tower Bersama Infrastructure Tbk PT	1,355,500	120,018
Unilever Indonesia Tbk PT	106,400	321,798
United Tractors Tbk PT	319,200	493,485
Vale Indonesia Tbk PT*	1,106,500	289,415
Waskita Karya Persero Tbk PT	870,000	92,768
Wijaya Karya Persero Tbk PT	729,800	104,486
XL Axiata Tbk PT*	641,600	145,506

		12,047,493

Jordan — 0.7%
Al-Eqbal Investment Co. PLC*	17,362	301,093
Arab Bank PLC	144,090	1,168,512
Arab Potash (The)	12,023	346,702
Bank of Jordan	51,326	151,862
Cairo Amman Bank	35,888	52,117
Capital Bank of Jordan	51,133	72,116
Jordan Ahli Bank	78,671	105,340
Jordan Islamic Bank	28,336	111,890
Jordan Petroleum Refinery Co.	79,590	362,357
Jordan Telecommunications Co. PSC	15,279	31,015
Jordanian Electric Power Co.	62,296	107,407

		2,810,411

Kazakhstan — 0.5%
Halyk Savings Bank of Kazakhstan JSC, GDR	33,307	443,410
KAZ Minerals PLC	133,538	941,108
KCell JSC, GDR	80,990	484,207
Nostrum Oil & Gas PLC*(a)	368,390	82,724

		1,951,449

Kenya — 0.7%
Bamburi Cement Co. Ltd.	87,300	69,005
Barclays Bank of Kenya Ltd.	857,300	113,236
British American Tobacco Kenya Ltd.	24,700	122,394
Co-operative Bank of Kenya Ltd. (The)	552,500	89,577
Diamond Trust Bank Kenya Ltd.	63,910	68,806
East African Breweries Ltd.	345,300	676,633

COMMON STOCKS (continued)	Shares	Value
Kenya (continued)
Equity Group Holdings PLC	1,003,900	$530,863
KCB Group Ltd.	865,400	461,849
Kenya Power & Lighting Ltd.*	2,326,505	64,975
Nation Media Group PLC	102,900	40,676
Safaricom PLC	2,615,100	813,027
Standard Chartered Bank Kenya Ltd.	44,331	88,806

		3,139,847

Kuwait — 1.6%
Agility Public Warehousing Co. KSC	216,896	585,313
Al Ahli Bank of Kuwait KSCP	55,586	46,917
Boubyan Bank KSCP	93,167	196,881
Boubyan Petrochemicals Co. KSCP	107,897	237,815
Burgan Bank SAK	77,586	77,778
Commercial Bank of Kuwait KPSC	87,841	153,081
Commercial Real Estate Co. KSC	546,286	170,268
Gulf Bank KSCP	142,227	142,053
Humansoft Holding Co. KSC	22,003	218,844
Integrated Holding Co. KCSC	80,225	145,902
Kuwait Finance House KSCP	339,163	908,064
Kuwait International Bank KSCP	41,082	37,143
Kuwait Portland Cement Co. KSC	23,371	75,646
Kuwait Projects Co. Holding KSCP	67,257	47,872
Kuwait Real Estate Co. KSC*	465,521	160,852
Mabanee Co. SAK	91,417	273,003
Mezzan Holding Co. KSCC	46,400	76,438
Mobile Telecommunications Co. KSC	427,072	845,170
National Bank of Kuwait SAKP	383,238	1,353,088
National Industries Group Holding SAK	265,916	211,283
National Real Estate Co. KPSC*	460,830	138,935
Qurain Petrochemical Industries Co.	171,805	175,950
VIVA Kuwait Telecom Co.	51,793	134,417
Warba Bank KSCP*	82,500	74,826

		6,487,539

Latvia — 0.2%
Grindeks A/S	52,160	865,852

Lithuania — 0.4%
Apranga PVA	78,286	185,226
Klaipedos Nafta AB	513,391	208,721
Pieno Zvaigzdes	111,220	117,467
Rokiskio Suris	145,010	410,117
Siauliu Bankas AB	976,182	554,186

		1,475,717

Malaysia — 2.9%
AirAsia Group Bhd	151,000	62,911
Alliance Bank Malaysia Bhd	174,500	112,392
AMMB Holdings Bhd	77,300	73,918
Astro Malaysia Holdings Bhd	242,100	75,127
Axiata Group Bhd	403,325	407,940
Berjaya Sports Toto Bhd	143,387	90,431
British American Tobacco Malaysia Bhd	13,000	47,981
Bumi Armada Bhd*	1,242,550	161,591
CIMB Group Holdings Bhd	140,500	176,977
Dialog Group Bhd	525,720	443,815
DiGi.Com Bhd	205,000	223,731
Gamuda Bhd	240,500	229,567

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Malaysia (continued)
Genting Bhd	354,900	$525,747
Genting Malaysia Bhd	404,500	325,420
Genting Plantations Bhd	38,100	98,463
Globetronics Technology Bhd	213,033	121,685
HAP Seng Consolidated Bhd	50,500	123,015
Hartalega Holdings Bhd	245,000	328,073
Hong Leong Bank Bhd	20,000	84,573
IGB Real Estate Investment Trust	471,200	217,747
IHH Healthcare Bhd	370,400	495,401
IJM Corp. Bhd	186,080	98,664
Inari Amertron Bhd	598,700	249,321
IOI Corp. Bhd	148,846	167,711
IOI Properties Group Bhd	410,472	124,592
KLCCP Stapled Group	112,800	218,149
KNM Group Bhd*	1,468,200	134,916
Kossan Rubber Industries	83,500	84,995
Kuala Lumpur Kepong Bhd	28,900	175,153
Magnum Bhd	177,450	111,482
Malayan Banking Bhd	157,150	332,287
Malaysia Airports Holdings Bhd	71,500	132,560
Maxis Bhd	186,200	242,054
MISC Bhd	113,300	231,903
MMC Corp. Bhd	92,800	22,441
My EG Services Bhd	723,250	195,059
Petronas Chemicals Group Bhd	389,300	699,380
Petronas Dagangan Bhd	65,900	371,970
Petronas Gas Bhd	53,600	218,072
PPB Group Bhd	35,940	165,409
Press Metal Aluminium Holdings Bhd	305,640	347,152
Public Bank Bhd	75,637	359,535
QL Resources Bhd	108,550	215,703
Sapura Energy Bhd	1,041,605	69,255
Scientex Bhd	40,500	93,614
Sime Darby Bhd	307,300	166,923
Sime Darby Plantation Bhd	152,000	202,453
Sime Darby Property Bhd	593,700	133,139
SP Setia Bhd Group	234,400	91,772
Sunway Bhd	505,298	222,448
Sunway Real Estate Investment Trust	311,700	138,837
Telekom Malaysia Bhd	187,500	175,018
Tenaga Nasional Bhd	223,700	725,217
Top Glove Corp. Bhd	190,600	219,239
UMW Holdings Bhd	54,200	59,461
ViTrox Corp. Bhd	97,900	189,352
VS Industry Bhd	459,375	150,698
YTL Corp. Bhd	446,597	106,973
YTL Power International Bhd	331,806	62,557

		12,131,969

Mauritius — 0.7%
Alteo Ltd.	131,407	60,500
CIEL Ltd.	623,353	93,980
Cim Financial Services Ltd.	288,435	57,166
Grit Real Estate Income Group Ltd.	133,670	147,041
Lighthouse Capital Ltd.(a)	686,710	426,857
Lux Island Resorts Ltd.	28,927	39,093
MCB Group Ltd.	109,638	962,116
New Mauritius Hotels Ltd.	418,691	155,273
Omnicane Ltd.*	75,913	52,071

COMMON STOCKS (continued)	Shares	Value
Mauritius (continued)
Phoenix Beverages Ltd.	13,346	$211,382
Rogers & Co. Ltd.	305,869	299,459
SBM Holdings Ltd.	2,067,787	362,870
Semaris Ltd.*	418,691	24,188

		2,891,996

Mexico — 5.8%
Alfa SAB de CV (Class A Stock)	640,000	530,075
Alsea SAB de CV*	210,600	555,028
America Movil SAB de CV (Class L Stock), ADR	180,200	2,883,200
Arca Continental SAB de CV	55,399	293,029
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	195,000	266,085
Bolsa Mexicana de Valores SAB de CV	110,700	243,443
Cemex SAB de CV, ADR	234,888	887,877
Cemex SAB de CV, UTS	184,713	69,167
Coca-Cola Femsa SAB de CV, UTS	63,700	386,765
Concentradora Fibra Danhos SA de CV, REIT	158,700	240,893
Corp. Inmobiliaria Vesta SAB de CV	211,400	381,487
El Puerto de Liverpool SAB de CV (Class C1 Stock)	69,460	344,591
Empresas ICA SAB de CV*^(a)	265,500	1
Fibra Uno Administracion SA de CV, REIT	1,005,200	1,556,645
Fomento Economico Mexicano SAB de CV, ADR	18,040	1,704,960
Fomento Economico Mexicano SAB de CV, UTS	5,600	52,818
Genomma Lab Internacional SAB de CV (Class B Stock)*	132,700	131,595
Gentera SAB de CV	199,900	205,001
Gruma SAB de CV (Class B Stock)	22,860	234,301
Grupo Aeroportuario del Centro Norte SAB de CV	27,300	204,394
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	94,006	1,117,432
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	28,965	542,672
Grupo Bimbo SAB de CV (Class A Stock)	201,600	367,321
Grupo Carso SAB de CV (Class A1 Stock)	123,500	456,507
Grupo Elektra SAB DE CV	6,859	505,224
Grupo Financiero Banorte SAB de CV (Class O Stock)	343,600	1,918,308
Grupo Financiero Inbursa SAB de CV (Class O Stock)	323,000	396,330
Grupo Mexico SAB de CV (Class B Stock)	582,993	1,602,749
Grupo Televisa SAB, ADR	57,100	669,783
Grupo Televisa SAB, UTS	79,100	185,456
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*	275,100	596,541
Industrias CH SAB de CV (Class B Stock)*	36,100	177,794
Industrias Penoles SAB de CV	28,600	299,530

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Mexico (continued)
Infraestructura Energetica Nova SAB de CV	151,800	$712,776
Kimberly-Clark de Mexico SAB de CV (Class A Stock)*	179,000	356,249
Macquarie Mexico Real Estate Management SA de CV, 144A, REIT	287,000	375,229
Nemak SAB de CV, 144A	160,800	67,441
Orbia Advance Corp. SAB de CV	191,873	409,167
PLA Administradora Industrial S de RL de CV, REIT	301,500	494,328
Promotora y Operadora de Infraestructura SAB de CV	35,055	358,791
Telesites SAB de CV*	186,554	138,133
Wal-Mart de Mexico SAB de CV	492,400	1,413,591

		24,332,707

Monaco — 0.1%
Costamare, Inc.	18,300	174,399
GasLog Ltd.	9,800	95,942

		270,341

Morocco — 0.7%
Attijariwafa Bank	10,720	559,305
Banque Centrale Populaire	9,039	262,146
BMCE Bank	8,054	161,636
Ciments du Maroc	1,038	180,065
Cosumar	19,633	440,437
Douja Promotion Groupe Addoha SA*	71,665	85,052
LafargeHolcim Maroc SA	1,243	240,245
Lesieur Cristal	6,955	130,809
Maroc Telecom	34,173	546,681
Societe d’Exploitation des Ports	12,593	272,481
TOTAL Maroc SA	626	76,260

		2,955,117

Nigeria — 0.7%
Access Bank PLC	3,681,422	101,400
Afriland Properties PLC*^	383,641	—
Dangote Cement PLC	1,908,482	746,806
FBN Holdings PLC	7,653,949	129,728
Guaranty Trust Bank PLC	4,887,087	400,068
Guinness Nigeria PLC	603,065	49,988
Lafarge Africa PLC*	975,992	41,168
Lekoil Ltd.*	483,600	29,595
MTN Nigeria Communications PLC	582,543	168,541
Nestle Nigeria PLC	100,851	408,568
Nigerian Breweries PLC	1,654,279	268,688
SEPLAT Petroleum Development Co. PLC, 144A	151,089	244,854
Stanbic IBTC Holdings PLC	701,489	79,246
Transnational Corp. of Nigeria PLC	15,885,029	43,314
United Bank for Africa PLC	6,057,392	119,265
Zenith Bank PLC	5,676,119	290,932

		3,122,161

Oman — 0.7%
Bank Dhofar SAOG	255,697	81,859
Bank Muscat SAOG	532,333	600,583

COMMON STOCKS (continued)	Shares	Value
Oman (continued)
Bank Nizwa SAOG*	705,910	$172,036
HSBC Bank Oman SAOG	273,053	85,840
National Bank of Oman SAOG	367,434	175,721
Oman Cables Industry	18,048	25,268
Oman Cement Co. SAOG	225,265	133,475
Oman Flour Mills Co. SAOG	64,478	102,067
Oman Telecommunications Co. SAOG	294,045	471,047
Ominvest	100,273	86,103
Ooredoo	205,704	282,141
Raysut Cement Co. SAOG	90,232	98,703
Renaissance Services SAOG*	292,878	228,053
Sembcorp Salalah Power & Water Co.	267,051	93,635
Sohar International Bank SAOG	464,026	127,641

		2,764,172

Pakistan — 0.9%
D.G. Khan Cement Co. Ltd.	82,200	39,587
Engro Corp. Ltd.	115,057	256,756
Engro Fertilizers Ltd.	250,500	118,772
Fauji Fertilizer Co. Ltd.	281,087	184,149
Habib Bank Ltd.	244,000	248,398
Hub Power Co. Ltd. (The)*	756,993	456,455
Indus Motor Co. Ltd.	11,280	84,670
Kot Addu Power Co. Ltd.	250,500	51,089
Lucky Cement Ltd.	76,300	211,720
MCB Bank Ltd.	218,547	289,914
Millat Tractors Ltd.	38,047	173,160
Nishat Mills Ltd.	155,675	106,806
Oil & Gas Development Co. Ltd.	296,500	273,323
Pakistan Oilfields Ltd.	66,220	191,509
Pakistan Petroleum Ltd.	236,780	210,797
Pakistan State Oil Co. Ltd.	80,827	100,391
Searle Co. Ltd. (The)	51,655	63,110
SUI Northern Gas Pipeline	349,700	172,360
SUI Southern Gas Co. Ltd.*	505,500	70,382
TRG Pakistan*	473,000	75,386
United Bank Ltd.	206,800	220,251

		3,598,985

Panama — 0.3%
Banco Latinoamericano de Comercio
Exterior SA (Class E Stock)	17,789	380,329
Copa Holdings SA (Class A Stock)(a)	7,506	811,248

		1,191,577

Peru — 1.4%
Alicorp SAA	88,150	244,787
Cia de Minas Buenaventura SAA, ADR	63,600	960,360
Credicorp Ltd.	12,005	2,558,626
Enel Generacion Peru SAA	143,629	99,712
Ferreycorp SAA	435,810	288,085
InRetail Peru Corp., 144A	8,800	316,800
Southern Copper Corp.	31,150	1,323,252
Volcan Cia Minera SAA (Class B Stock)*	608,590	81,745

		5,873,367

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Philippines — 2.9%
Aboitiz Equity Ventures, Inc.	264,720	$269,181
Aboitiz Power Corp.	555,300	375,221
Alliance Global Group, Inc.	435,100	100,263
Altus San Nicolas Corp.*^	3,193	327
Ayala Corp.	28,470	441,659
Ayala Land, Inc.	679,400	609,527
Bank of the Philippine Islands	241,116	418,756
BDO Unibank, Inc.	228,779	713,108
Bloomberry Resorts Corp.	1,756,800	391,912
Cirtek Holdings Philippines Corp.	96,000	7,730
Cosco Capital, Inc.	795,000	107,529
D&L Industries, Inc.	955,600	179,659
DMCI Holdings, Inc.	456,000	59,549
Eagle Cement Corp.	347,200	101,854
First Gen Corp.	517,000	246,437
Global Ferronickel Holdings, Inc.*	1,567,000	55,468
Globe Telecom, Inc.	8,175	325,932
GT Capital Holdings, Inc.	8,218	137,376
Integrated Micro-Electronics, Inc.	191,400	29,825
International Container Terminal Services, Inc.	94,460	239,233
JG Summit Holdings, Inc.	327,690	522,231
Jollibee Foods Corp.	160,090	683,468
Manila Electric Co.	88,470	553,732
Manila Water Co., Inc.	274,100	56,142
Megaworld Corp.	1,239,000	98,107
Metro Pacific Investments Corp.	1,182,600	81,377
Metropolitan Bank & Trust Co.	245,080	321,068
Nickel Asia Corp.	1,148,580	76,998
Petron Corp.	561,500	42,882
Pilipinas Shell Petroleum Corp.	140,570	91,243
PLDT, Inc.	26,735	521,570
Puregold Price Club, Inc.	410,600	322,652
Robinsons Land Corp.	303,028	164,574
Robinsons Retail Holdings, Inc.	222,080	351,166
San Miguel Corp.	46,970	151,987
Security Bank Corp.	32,050	123,288
Semirara Mining & Power Corp.	544,800	237,115
SM Investments Corp.	52,178	1,073,444
SM Prime Holdings, Inc.	1,237,650	1,027,560
Universal Robina Corp.	293,160	839,240

		12,150,390

Poland — 2.8%
Alior Bank SA*	9,300	70,371
Asseco Poland SA	28,214	473,259
Bank Handlowy w Warszawie SA	4,800	65,667
Bank Millennium SA*	61,700	95,129
Bank Polska Kasa Opieki SA	17,062	451,774
Boryszew SA*	58,224	64,898
Budimex SA	5,800	263,179
CCC SA	7,968	231,515
CD Projekt SA	15,679	1,156,835
Ciech SA*	8,108	85,180
Cyfrowy Polsat SA	53,621	394,861
Dino Polska SA, 144A*	11,500	437,303
Enea SA*	64,395	134,658
Energa SA*	60,998	114,044
EPP NV	153,600	188,692

COMMON STOCKS (continued)	Shares	Value
Poland (continued)
Eurocash SA(a)	37,807	$217,596
Globe Trade Centre SA	47,623	121,297
Grupa Azoty SA*	7,579	58,632
Grupa Kety SA	900	82,284
Grupa Lotos SA.	9,393	206,913
ING Bank Slaski SA	3,528	188,108
Jastrzebska Spolka Weglowa SA	13,821	78,019
KGHM Polska Miedz SA*	45,736	1,153,258
KRUK SA	2,636	116,558
LPP SA	383	889,979
mBank SA*	1,123	115,308
Orange Polska SA*	186,934	350,663
PGE Polska Grupa Energetyczna SA*	271,000	569,359
PKP Cargo SA	12,263	66,460
Polski Koncern Naftowy ORLEN SA	32,280	730,434
Polskie Gornictwo Naftowe i Gazownictwo SA	187,510	214,228
Powszechna Kasa Oszczednosci Bank
Polski SA	90,734	824,110
Powszechny Zaklad Ubezpieczen SA	79,962	844,428
Santander Bank Polska SA	3,678	297,964
Tauron Polska Energia SA*	313,590	135,624

		11,488,587

Qatar — 1.5%
Aamal Co.	376,020	84,038
Al Meera Consumer Goods Co. QSC	14,970	62,844
Barwa Real Estate Co.	400,100	388,297
Commercial Bank PSQC (The)	152,600	196,808
Doha Bank QPSC	184,470	128,027
Gulf International Services QSC*	151,420	71,340
Industries Qatar QSC	230,180	649,528
Masraf Al Rayan QSC	276,880	300,598
Medicare Group	29,280	67,986
Ooredoo QPSC	245,920	478,488
Qatar Electricity & Water Co. QSC	96,660	427,190
Qatar Gas Transport Co. Ltd.	627,000	409,921
Qatar Insurance Co. SAQ	83,120	72,136
Qatar International Islamic Bank QSC	43,520	115,659
Qatar Islamic Bank SAQ	73,690	310,723
Qatar National Bank QPSC	360,610	2,038,426
Qatar Navigation QSC	41,530	69,423
United Development Co. QSC	440,850	184,010
Vodafone Qatar QSC	344,110	109,647

		6,165,089

Romania — 0.8%
Banca Transilvania SA	1,441,018	876,410
BRD-Groupe Societe Generale SA	122,539	455,346
Digi Communications NV, 144A	35,110	274,327
OMV Petrom SA	6,392,495	669,915
Societatea Energetica Electrica SA	172,353	430,096
Societatea Nationala de Gaze Naturale ROMGAZ SA	51,613	449,253
Societatea Nationala Nuclearelectrica SA	24,700	82,609
Transelectrica SA	23,194	107,375

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Romania (continued)
Transgaz SA Medias	1,481	$124,958

		3,470,289

Russia — 6.1%
Aeroflot PJSC	209,100	348,859
Alrosa PJSC	257,500	351,490
Evraz PLC	34,200	184,333
Federal Grid Co. Unified Energy System PJSC	35,381,400	114,801
Gazprom Neft PJSC, ADR	4,847	166,252
Gazprom PJSC, ADR	417,001	3,451,518
Globaltrans Investment PLC, GDR	6,834	60,616
Inter RAO UES PJSC	5,387,048	433,806
LSR Group PJSC, GDR	58,500	147,560
LUKOIL PJSC, ADR	26,055	2,592,054
M.Video PJSC	16,260	136,229
Magnit PJSC	14,224	787,183
Mail.Ru Group Ltd., GDR*	17,370	389,727
MMC Norilsk Nickel PJSC, ADR	62,414	1,911,224
Mobile TeleSystems PJSC	174,423	897,954
Moscow Exchange MICEX-RTS PJSC	103,160	178,942
Mosenergo PJSC	4,030,000	145,173
Novatek PJSC	59,110	1,201,507
Novolipetsk Steel PJSC, GDR	13,266	307,549
PhosAgro PJSC, GDR	10,581	134,864
PIK Group PJSC	21,970	141,849
Polymetal International PLC	31,735	502,739
Polyus PJSC	2,180	248,528
Rosneft Oil Co. PJSC, GDR	81,043	587,258
Rosseti PJSC	7,397,630	164,618
Rostelecom PJSC	194,573	246,299
RusHydro PJSC	35,641,964	321,086
Sberbank of Russia PJSC, ADR	198,864	3,275,297
Severstal PJSC, GDR(a)	27,297	414,224
Sistema PJSFC	1,013,950	249,327
Surgutneftegas PJSC, ADR	76,706	622,996
Tatneft PJSC, ADR	18,122	1,340,855
VEON Ltd., ADR	134,720	340,842
VTB Bank PJSC	541,920,000	401,737
X5 Retail Group NV, GDR	20,600	712,153
Yandex NV (Class A Stock)*	43,100	1,874,419

		25,385,868

Saudi Arabia — 2.8%
Abdullah Al Othaim Markets Co.	8,735	189,873
Al Hammadi Co. for Development and Investment*	28,899	162,093
Al Rajhi Bank	27,501	479,669
Aldrees Petroleum and Transport Services Co.	8,800	146,819
Alinma Bank	20,000	135,176
Almarai Co. JSC	54,202	715,289
Arriyadh Development Co.	37,552	150,157
Banque Saudi Fransi	16,000	161,690
Dar Al Arkan Real Estate Development Co.*	174,011	510,367
Emaar Economic City*	134,586	342,628
Etihad Etisalat Co.*	56,321	375,555
Fawaz Abdulaziz Al Hokair & Co.*	17,033	116,263

COMMON STOCKS (continued)	Shares	Value
Saudi Arabia (continued)
Jarir Marketing Co.	15,696	$692,813
Leejam Sports Co. JSC	6,300	136,208
Mobile Telecommunications Co. Saudi Arabia*	23,975	75,051
Mouwasat Medical Services Co.	16,833	394,703
National Agriculture Development Co. (The)*	8,555	62,904
National Commercial Bank	28,206	370,266
National Gas & Industrialization Co.	10,200	83,985
National Industrialization Co.*	26,014	94,958
Rabigh Refining & Petrochemical Co.*	31,223	180,261
Riyad Bank	29,546	189,026
Riyad REIT Fund	29,400	68,282
Sahara International Petrochemical Co.	9,350	44,774
Samba Financial Group	28,634	247,813
Saudi Airlines Catering Co.	11,075	303,603
Saudi Arabian Amiantit Co.*	6,353	25,968
Saudi Arabian Fertilizer Co.	8,477	175,114
Saudi Arabian Mining Co.*	13,900	164,380
Saudi Basic Industries Corp.	24,203	605,991
Saudi Cement Co.	4,700	87,767
Saudi Ceramic Co.*	13,300	128,539
Saudi Chemical Co. Holding	16,266	104,060
Saudi Electricity Co.	227,495	1,225,253
Saudi Ground Services Co.	21,902	205,041
Saudi Industrial Services Co.	18,600	97,221
Saudi Pharmaceutical Industries & Medical Appliances Corp.	20,997	152,386
Saudi Public Transport Co.*	20,000	95,889
Saudi Real Estate Co.*	19,464	70,744
Saudi Telecom Co.	41,004	1,112,997
Saudia Dairy & Foodstuff Co.	2,600	99,040
Savola Group (The)*	42,206	386,428
Seera Group Holding*	41,727	243,861
United Electronics Co.	9,282	185,263
United International Transportation Co.	16,274	158,332
Yanbu National Petrochemical Co.	7,700	114,713

		11,869,213

Singapore — 0.0%
Grindrod Shipping Holdings Ltd.*	5,195	35,790
Silverlake Axis Ltd.	423,500	129,240

		165,030

Slovenia — 0.7%
Cinkarna Celje dd	1,378	290,190
Krka dd Novo mesto	12,435	1,020,608
Luka Koper	11,451	289,776
Petrol DD Ljubljana	1,351	567,362
Pozavarovalnica Sava dd	10,483	211,683
Telekom Slovenije DD	4,151	252,908
Zavarovalnica Triglav DD	5,577	208,285

		2,840,812

South Africa — 5.6%
Absa Group Ltd.	15,262	162,845
AECI Ltd.	13,700	104,353
African Rainbow Minerals Ltd.	17,200	200,976

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
Anglo American Platinum Ltd.	6,154	$574,611
AngloGold Ashanti Ltd., ADR	37,800	844,452
Aspen Pharmacare Holdings Ltd.*	98,860	842,395
AVI Ltd.	45,600	289,533
Barloworld Ltd.	68,800	553,449
Bid Corp. Ltd.	38,861	914,912
Bidvest Group Ltd. (The)	65,979	965,114
Brait SE*(a)	14,142	14,056
Clicks Group Ltd.	37,800	693,358
DataTec Ltd.	112,800	265,633
Discovery Ltd.	14,745	126,966
EOH Holdings Ltd.*	26,200	23,449
Exxaro Resources Ltd.	24,500	230,027
FirstRand Ltd.	127,860	573,413
Fortress REIT Ltd. (Class A Stock)	131,552	180,226
Fortress REIT Ltd. (Class B Stock)	90,474	51,770
Foschini Group Ltd. (The)	37,038	396,126
Gold Fields Ltd.	74,934	511,806
Grindrod Ltd.	207,800	74,539
Growthpoint Properties Ltd., REIT	430,848	681,132
Harmony Gold Mining Co. Ltd.*	69,708	253,490
Hyprop Investments Ltd., REIT	41,347	165,537
Impala Platinum Holdings Ltd.*	95,938	983,719
Investec Ltd.	15,300	90,809
Liberty Holdings Ltd.	12,500	98,582
Life Healthcare Group Holdings Ltd.	282,644	497,510
Massmart Holdings Ltd.	23,546	86,599
Momentum Metropolitan Holdings	59,241	92,509
Motus Holdings Ltd.	25,800	150,618
Mr. Price Group Ltd.	39,518	515,742
MTN Group Ltd.	149,238	877,712
MultiChoice Group*	12,238	101,720
Murray & Roberts Holdings Ltd.	248,925	189,427
Nampak Ltd.*	75,700	37,165
Naspers Ltd. (Class N Stock)	12,238	2,003,611
Nedbank Group Ltd.	9,385	143,556
Netcare Ltd.	277,420	385,372
Northam Platinum Ltd.*	50,800	449,210
Oceana Group Ltd.	7,241	31,627
Pepkor Holdings Ltd., 144A	100,600	129,768
Pick’n Pay Stores Ltd.	54,634	249,309
Pioneer Foods Group Ltd.	22,700	177,735
PPC Ltd.*	194,666	34,750
Rand Merchant Investment Holdings Ltd.	41,103	90,479
Redefine Properties Ltd., REIT	916,618	494,937
Remgro Ltd.	19,839	276,435
Resilient REIT Ltd.	69,118	336,077
Reunert Ltd.	52,952	274,263
RMB Holdings Ltd.	24,619	141,529
Sanlam Ltd.	57,800	326,898
Sappi Ltd.	48,920	152,977
Sasol Ltd.	38,953	844,681
Shoprite Holdings Ltd.	51,218	461,452
Sibanye Gold Ltd.*	75,179	192,107
SPAR Group Ltd. (The)	25,400	358,215
Standard Bank Group Ltd.	46,358	556,904
Steinhoff International Holdings NV*(a)	103,885	6,329
Telkom SA SOC Ltd.	55,943	138,958

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
Tiger Brands Ltd.	27,991	$421,516
Trencor Ltd.*	42,028	27,385
Truworths International Ltd.	70,322	246,981
Vodacom Group Ltd.	49,383	406,878
Wilson Bayly Holmes-Ovcon Ltd.	18,343	180,940
Woolworths Holdings Ltd.	162,016	562,436

		23,519,595

South Korea — 5.9%
Amorepacific Corp.	2,129	367,078
AMOREPACIFIC Group	2,838	202,216
BGF retail Co. Ltd.	1,096	160,235
Celltrion Healthcare Co. Ltd.*	3,150	143,590
Celltrion, Inc.*	4,577	713,039
Chong Kun Dang Pharmaceutical Corp.	1,462	122,273
CJ CheilJedang Corp.*	916	199,716
CJ Corp.	790	65,842
DB Insurance Co. Ltd.	2,410	108,549
E-MART, Inc.	1,797	197,475
Green Cross Corp.	683	78,083
Green Cross Holdings Corp.	4,475	85,891
GS Engineering & Construction Corp.	4,781	127,890
GS Holdings Corp.	6,470	287,897
Hana Financial Group, Inc.	8,671	275,920
Hankook Tire & Technology Co. Ltd.	2,943	85,040
Hanmi Pharm Co. Ltd.	681	174,162
Hanmi Science Co. Ltd.	3,744	123,777
Hanssem Co. Ltd.	673	36,076
Hanwha Aerospace Co. Ltd.*	3,179	96,209
Hanwha Chemical Corp.*	8,589	139,167
Hanwha Corp.	3,690	79,470
Helixmith Co. Ltd.*	1,700	135,600
Hotel Shilla Co. Ltd.	1,650	129,203
Hugel, Inc.*	334	114,768
Hyundai Department Store Co. Ltd.	1,670	119,585
Hyundai Engineering & Construction Co. Ltd.	3,134	114,032
Hyundai Glovis Co. Ltd.	960	118,407
Hyundai Heavy Industries Holdings Co. Ltd.	584	170,021
Hyundai Marine & Fire Insurance Co. Ltd.	2,621	60,893
Hyundai Mobis Co. Ltd.	2,291	506,300
Hyundai Motor Co.	5,803	602,464
Hyundai Steel Co.	5,350	145,010
Industrial Bank of Korea	13,993	142,359
iNtRON Biotechnology, Inc.*	7,064	94,297
Kakao Corp.	3,209	425,757
Kangwon Land, Inc.	6,598	168,479
KB Financial Group, Inc.	13,391	549,344
Kia Motors Corp.	9,732	371,697
Korea Aerospace Industries Ltd.	5,344	156,964
Korea Electric Power Corp.*	30,940	743,295
Korea Gas Corp.	3,050	99,890
Korea Investment Holdings Co. Ltd.	1,595	99,446
Korea Real Estate Investment & Trust Co. Ltd.	25,746	46,695

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	1,935	$210,809
Korea Zinc Co. Ltd.	696	255,303
Korean Air Lines Co. Ltd.	4,147	102,004
KT Corp.	13,418	312,775
KT&G Corp.	7,813	632,692
LG Chem Ltd.	2,098	575,568
LG Corp.	4,526	288,389
LG Display Co. Ltd.	3,794	53,186
LG Electronics, Inc.	3,943	244,967
LG Household & Health Care Ltd.	585	636,313
LG Uplus Corp.	21,400	262,413
Lotte Chemical Corp.	992	191,604
Lotte Corp.	3,083	103,460
LOTTE Fine Chemical Co. Ltd.	1,838	71,488
Lotte Shopping Co. Ltd.	939	109,670
LS Corp.	2,520	103,865
Medy-Tox, Inc.	385	99,887
NAVER Corp.	7,468	1,202,077
NCSoft Corp.	903	421,951
Netmarble Corp., 144A*	2,465	196,424
OCI Co. Ltd.	2,070	111,701
Orion Corp.	2,394	217,878
Ottogi Corp.	221	105,770
POSCO	3,546	720,561
Posco International Corp.	6,180	99,486
Samsung Biologics Co. Ltd., 144A*	1,072	399,662
Samsung C&T Corp.	3,363	314,286
Samsung Card Co. Ltd.	2,600	86,577
Samsung Electro-Mechanics Co. Ltd.	650	70,046
Samsung Electronics Co. Ltd.	53,980	2,597,988
Samsung Engineering Co. Ltd.*	10,999	182,106
Samsung Fire & Marine Insurance Co. Ltd.	1,135	237,884
Samsung Heavy Industries Co. Ltd.*	21,320	133,468
Samsung Life Insurance Co. Ltd.	3,195	205,010
Samsung SDI Co. Ltd.*	700	142,368
Samsung SDS Co. Ltd.	530	88,824
Samsung Securities Co. Ltd.	3,344	111,133
Shinhan Financial Group Co. Ltd.	15,593	583,586
Shinsegae, Inc.	401	100,037
SillaJen, Inc.*	4,954	62,049
SK Chemicals Co. Ltd.	2,176	120,456
SK Holdings Co. Ltd.	1,248	281,461
SK Hynix, Inc.	6,138	495,330
SK Innovation Co. Ltd.	7,210	935,243
SK Telecom Co. Ltd.	1,910	391,969
S-Oil Corp.	4,931	405,681
Woongjin Coway Co. Ltd.	2,686	216,031
Woori Financial Group, Inc.	18,717	187,207
Yuhan Corp.	805	164,271

		24,827,015

Spain — 0.1%
AmRest Holdings SE*	24,280	277,146

Sri Lanka — 0.8%
Access Engineering PLC	433,567	52,225
Aitken Spence PLC	130,112	33,403

COMMON STOCKS (continued)	Shares	Value
Sri Lanka (continued)
Ceylon Tobacco Co. PLC	39,116	$237,831
Chevron Lubricants Lanka PLC	161,664	66,924
Commercial Bank of Ceylon PLC	714,667	375,521
DFCC Bank PLC	136,728	69,615
Dialog Axiata PLC	3,197,503	217,086
Hatton National Bank PLC	315,443	300,180
Hemas Holdings PLC	328,297	144,895
John Keells Holdings PLC	862,634	798,444
Lanka IOC PLC	359,478	37,796
Lion Brewery Ceylon PLC	32,908	109,273
LOLC Holdings PLC*	43,605	42,713
Melstacorp PLC	769,436	185,383
National Development Bank PLC	152,804	84,407
Nestle Lanka PLC	11,767	84,488
People’s Leasing & Finance PLC	661,120	65,322
Sampath Bank PLC	247,070	221,676
Teejay Lanka PLC	468,591	105,393

		3,232,575

Switzerland — 0.1%
Mediclinic International PLC	58,567	322,854

Taiwan — 5.8%
Advantech Co. Ltd.	8,599	86,800
Airtac International Group	18,251	285,292
ASE Technology Holding Co. Ltd.	58,814	163,327
Asia Cement Corp.	69,829	111,795
Asia Pacific Telecom Co. Ltd.*	394,000	99,232
Asustek Computer, Inc.	15,037	116,100
Bizlink Holding, Inc.	34,268	258,772
Catcher Technology Co. Ltd.	9,780	74,348
Cathay Financial Holding Co. Ltd.	212,611	302,017
Center Laboratories, Inc.	44,847	90,047
Chailease Holding Co. Ltd.	28,840	132,897
Chang Hwa Commercial Bank Ltd.	136,013	102,920
Cheng Shin Rubber Industry Co. Ltd.	191,424	267,139
Chicony Electronics Co. Ltd.	47,571	141,442
China Airlines Ltd.	396,590	119,982
China Development Financial Holding Corp.	455,005	147,784
China Life Insurance Co. Ltd.*	80,773	69,024
China Steel Corp.	451,084	359,373
Chong Hong Construction Co. Ltd.	32,000	86,859
Chunghwa Telecom Co. Ltd.	412,268	1,512,643
Compal Electronics, Inc.	173,822	109,412
CTBC Financial Holding Co. Ltd.	473,587	354,136
CTCI Corp.	61,000	77,542
Delta Electronics, Inc.	33,800	171,137
E.Sun Financial Holding Co. Ltd.	283,781	264,433
Eclat Textile Co. Ltd.	15,500	208,588
Eva Airways Corp.	397,691	182,546
Far Eastern Department Stores Ltd.	182,405	158,661
Far Eastern New Century Corp.	304,537	303,656
Far EasTone Telecommunications Co. Ltd.	169,000	406,435
Farglory Land Development Co. Ltd.	54,000	72,650
Feng TAY Enterprise Co. Ltd.	35,332	229,949
First Financial Holding Co. Ltd.	247,885	195,958
Formosa Chemicals & Fibre Corp.	135,064	394,460

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Formosa Petrochemical Corp.	207,670	$675,389
Formosa Plastics Corp.	157,142	522,937
Fubon Financial Holding Co. Ltd.	178,002	275,699
Giant Manufacturing Co. Ltd.	36,661	260,676
Ginko International Co. Ltd.	16,000	113,460
Great Wall Enterprise Co. Ltd.	118,405	172,692
Highwealth Construction Corp.	189,000	292,120
Hiwin Technologies Corp.	44,149	415,268
Hon Hai Precision Industry Co. Ltd.	119,176	362,521
Hota Industrial Manufacturing Co. Ltd.	28,723	110,365
Hotai Motor Co. Ltd.	25,000	570,427
Hua Nan Financial Holdings Co. Ltd.	146,664	107,644
Huaku Development Co. Ltd.	53,000	163,885
Hung Sheng Construction Ltd.*	72,000	62,135
Innolux Corp.	262,200	73,023
Inventec Corp.	156,000	119,057
Kenda Rubber Industrial Co. Ltd.	126,162	128,799
Kerry TJ Logistics Co. Ltd.	140,000	183,207
King Slide Works Co. Ltd.	13,000	157,499
Largan Precision Co. Ltd.	1,000	167,457
Lite-On Technology Corp.	36,941	60,757
Lotus Pharmaceutical Co. Ltd.*	30,000	115,501
MediaTek, Inc.	18,460	273,930
Mega Financial Holding Co. Ltd.	263,684	269,376
Microbio Co. Ltd.*	86,319	40,943
Nan Kang Rubber Tire Co. Ltd.	158,776	256,190
Nan Ya Plastics Corp.	214,893	521,800
Novatek Microelectronics Corp.	14,246	104,289
OBI Pharma, Inc.*	19,000	83,850
PharmaEngine, Inc.	33,116	75,942
PharmaEssentia Corp.*	35,000	128,210
Pharmally International Holding Co. Ltd.	17,948	130,312
Pou Chen Corp.	271,547	355,334
President Chain Store Corp.	62,648	635,628
Quanta Computer, Inc.	58,319	125,274
Ruentex Development Co. Ltd.*	136,798	206,588
Ruentex Industries Ltd.*	58,476	143,539
ScinoPharm Taiwan Ltd.	87,000	77,321
Shin Kong Financial Holding Co. Ltd.*	352,143	121,893
SinoPac Financial Holdings Co. Ltd.	213,230	92,495
Solar Applied Materials Technology Co.*	100,297	75,283
St. Shine Optical Co. Ltd.	10,000	151,958
Standard Foods Corp.	93,303	216,837
Synnex Technology International Corp.	83,883	105,002
TaiDoc Technology Corp.	12,000	52,320
TaiMed Biologics, Inc.*	27,000	89,610
Tainan Spinning Co. Ltd.	279,052	97,814
Taishin Financial Holding Co. Ltd.	242,695	117,502
Taiwan Cement Corp.	153,044	223,438
Taiwan Cooperative Financial Holding Co. Ltd.	217,323	150,368
Taiwan Fertilizer Co. Ltd.	79,000	130,718
Taiwan Glass Industry Corp.	334,319	127,231
Taiwan High Speed Rail Corp.	225,000	288,511
Taiwan Mobile Co. Ltd.	182,200	680,511
Taiwan Semiconductor Manufacturing Co. Ltd.	183,814	2,040,678

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Tatung Co. Ltd.*	135,000	$94,654
TCI Co. Ltd.	14,936	142,418
Teco Electric and Machinery Co. Ltd.	270,000	236,089
Transcend Information, Inc.	37,719	98,158
Tripod Technology Corp.	24,278	102,047
TSRC Corp.	118,629	95,459
TTY Biopharm Co. Ltd.	36,713	101,111
Tung Ho Steel Enterprise Corp.	127,381	97,770
Tung Thih Electronic Co. Ltd.*	15,000	36,336
Uni-President Enterprises Corp.	557,728	1,380,224
United Microelectronics Corp.	172,280	94,673
Walsin Lihwa Corp.	201,000	103,361
Wistron Corp.	113,031	107,105
Yang Ming Marine Transport Corp.*	263,691	63,475
Yuanta Financial Holding Co. Ltd.	350,090	235,856
Yulon Motor Co. Ltd.	118,053	77,071

		24,024,376

Thailand — 2.9%
Advanced Info Service PCL	79,100	562,515
Airports of Thailand PCL	252,100	622,989
Bangkok Bank PCL	26,800	143,097
Bangkok Chain Hospital PCL	260,800	148,866
Bangkok Dusit Medical Services PCL	697,500	605,033
Bangkok Expressway & Metro PCL	554,415	201,400
Bangkok Land PCL	2,761,400	121,990
Banpu PCL	132,500	52,639
BEC World PCL*	175,600	34,638
BTS Group Holdings PCL	570,200	251,141
Bumrungrad Hospital PCL	60,300	295,600
Central Pattana PCL	189,700	391,861
Central Plaza Hotel PCL	109,000	91,339
Charoen Pokphand Foods PCL	220,800	202,315
CP ALL PCL	209,400	505,073
CPN Retail Growth Leasehold REIT	205,100	224,004
Electricity Generating PCL	31,600	345,324
Energy Absolute PCL	134,100	195,190
Gulf Energy Development PCL	44,900	248,139
Hana Microelectronics PCL	343,100	394,718
Home Product Center PCL	546,582	291,332
Indorama Ventures PCL	191,288	222,534
Intouch Holdings PCL	108,500	207,154
IRPC PCL	1,059,800	129,471
Italian-Thai Development PCL	491,663	24,456
Kasikornbank PCL	60,900	306,337
KCE Electronics PCL	359,800	292,823
Krung Thai Bank PCL	165,200	90,338
Land & Houses PCL	473,400	154,654
Minor International PCL	261,600	313,651
MK Restaurants Group PCL	59,100	139,031
Polyplex Thailand PCL	133,400	64,519
Precious Shipping PCL*	149,950	37,978
Pruksa Holding PCL	203,800	100,707
PTT Exploration & Production PCL	75,229	311,775
PTT Global Chemical PCL	226,458	430,349
PTT PCL	436,000	639,929
Ratch Group PCL	114,800	263,184
Robinson PCL	87,700	193,143
Siam Cement PCL (The)	32,400	423,563

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Thailand (continued)
Siam Commercial Bank PCL (The)	90,500	$368,497
Siam Global House PCL	256,582	138,426
Supalai PCL	243,200	145,379
Super Energy Corp. PCL	4,845,000	90,650
SVI PCL	688,500	82,741
Thai Beverage PCL	571,600	377,763
Thai Union Group PCL	235,280	105,771
Thanachart Capital PCL	56,900	101,628
TMB Bank PCL	2,379,000	134,011
Total Access Communication PCL	65,100	115,698
True Corp. PCL	1,379,617	211,755
Vibhavadi Medical Center PCL(a)	1,518,900	90,928

		12,238,046

Togo — 0.0%
Ecobank Transnational, Inc.*	1,757,729	31,498

Tunisia — 0.3%
Accumulateur Tunisienne Assad	16,114	41,794
ADWYA SA	18,729	17,168
Banque de l’Habitat	13,850	59,484
Banque de Tunisie	55,282	155,333
Banque Internationale Arabe de Tunisie	3,704	152,319
Banque Nationale Agricole*	18,280	78,137
Carthage Cement*	78,843	33,774
City Cars	14,672	38,742
Ennakl Automobiles	17,341	74,953
Euro Cycles SA	4,605	31,322
One Tech Holding	14,019	68,220
Poulina Group	33,363	157,206
Societe D’Articles Hygieniques SA*	29,358	124,374
Societe Frigorifique et Brasserie de Tunis SA	21,422	146,894
Societe Tunisienne de Verreries	17,078	51,368

		1,231,088

Turkey — 1.4%
Akbank T.A.S.*	134,488	183,772
Anadolu Efes Biracilik Ve Malt Sanayii A/S	17,296	67,209
Arcelik A/S*	56,994	200,001
Aselsan Elektronik Sanayi Ve Ticaret A/S	27,079	95,562
Aygaz A/S	31,849	68,850
BIM Birlesik Magazalar A/S	53,880	423,046
Coca-Cola Icecek A/S	15,939	103,868
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	1,114,814	274,416
Enerjisa Enerji A/S, 144A	142,800	177,564
Enka Insaat ve Sanayi A/S	137,787	148,875
Eregli Demir ve Celik Fabrikalari TAS	236,200	359,327
Ford Otomotiv Sanayi A/S	16,838	200,897
Haci Omer Sabanci Holding A/S	83,800	134,636
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A/S*	88,400	115,022
Is Gayrimenkul Yatirim Ortakligi A/S, REIT*	1	—
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)	275,218	123,247

COMMON STOCKS (continued)	Shares	Value
Turkey (continued)
KOC Holding A/S	76,889	$263,073
Koza Anadolu Metal Madencilik
Isletmeleri A/S*	41,000	69,297
Logo Yazilim Sanayi Ve Ticaret A/S*	7,100	72,720
Mavi Giyim Sanayi Ve Ticaret A/S (Class B Stock), 144A*	17,572	171,235
MLP Saglik Hizmetleri A/S, 144A*	63,688	171,600
Petkim Petrokimya Holding A/S*(a)	193,371	124,115
Soda Sanayii A/S	68,986	71,803
TAV Havalimanlari Holding A/S	14,762	72,559
Tofas Turk Otomobil Fabrikasi A/S	36,181	163,560
Trakya Cam Sanayii A/S	1	1
Tupras Turkiye Petrol Rafinerileri A/S	30,429	649,887
Turk Hava Yollari AO*	52,701	128,387
Turk Telekomunikasyon A/S*	108,231	134,309
Turkcell Iletisim Hizmetleri A/S	232,838	541,127
Turkiye Garanti Bankasi A/S*	111,845	209,909
Turkiye Is Bankasi A/S (Class C Stock)*	86,772	93,653
Turkiye Sinai Kalkinma Bankasi A/S*	1	—
Turkiye Sise ve Cam Fabrikalari A/S	1	1
Turkiye Vakiflar Bankasi TAO (Class D Stock)*	86,098	79,951
Ulker Biskuvi Sanayi A/S*	21,224	79,957
Yapi ve Kredi Bankasi A/S*	1	—

		5,773,436

United Arab Emirates — 1.5%
Abu Dhabi Commercial Bank PJSC	193,517	417,052
Agthia Group PJSC	49,606	48,544
Air Arabia PJSC*	801,817	350,541
Aldar Properties PJSC	639,754	376,232
Arabtec Holding PJSC	216,379	76,025
DAMAC Properties Dubai Co. PJSC*	403,605	81,687
Dana Gas PJSC	1,075,562	280,800
DP World PLC	50,991	667,685
Dubai Financial Market PJSC*	451,700	119,268
Dubai Investments PJSC	457,400	161,945
Dubai Islamic Bank PJSC	138,450	207,672
Emaar Malls PJSC	334,999	166,855
Emaar Properties PJSC	568,945	622,968
Emirates Telecommunications Group Co. PJSC	291,957	1,300,131
First Abu Dhabi Bank PJSC	267,609	1,104,497
Taqa Morocco SA	929	90,293

		6,072,195

United States — 0.2%
JBS SA	27,767	178,087
Titan Cement International SA*	23,876	506,893

		684,980

TOTAL COMMON STOCKS (cost $390,270,284)		398,155,913

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

PARTICIPATORY NOTES† — 2.1%	Units	Value
Egypt — 0.6%
Commercial International Bank Egypt SAE, expiring 11/09/20	152,541	$789,031
Eastern Co. SAE, expiring 11/09/20	244,771	237,603
Egypt Kuwait Holding Co. SAE, expiring 11/09/20	250,920	331,465
Egyptian Financial Group-Hermes Holding Co., expiring 11/09/20	111,081	117,448
ElSewedy Electric Co., expiring 11/09/20	327,754	234,839
EZZ Steel, expiring 11/09/20*	138,120	89,584
Juhayna Food Industries, expiring 11/09/20	185,000	99,474
Orascom Investment Holding, expiring 10/05/20*	1,745,300	59,373
Oriental Weavers, expiring 11/09/20	200,000	131,589
Palm Hills Developments SAE, expiring 11/09/20*	748,079	81,473
Pioneers Holding for Financial Investments SAE, expiring 11/09/20*	157,142	51,304
Sidi Kerir Petrochemicals Co., expiring 11/09/20	74,593	41,735
Six of October Development & Investment, expiring 08/03/20	151,893	125,395
Talaat Moustafa Group, expiring 11/09/20	342,837	174,516
Telecom Egypt Co., expiring 11/09/20	241,812	151,566

		2,716,395

Vietnam — 1.5%
Bank for Foreign Trade of Vietnam JSC, expiring 06/03/20	140,035	545,093
Bao Viet Holdings, expiring 06/23/20*	54,931	162,618
FLC Faros Construction JSC, expiring 02/24/20*	109,560	81,795
Ho Chi Minh City Infrastructure Investment JSC, expiring 11/25/20*	137,550	133,558
Hoa Phat Group JSC, expiring 02/26/20*	618,537	627,279
Hoang Huy Investment Financial Services JSC, expiring 01/11/21*	77,080	108,606
Masan Group Corp., expiring 12/07/20*	160,768	391,990
PetroVietnam Drilling & Well Services JSC, expiring 08/26/21*	138,653	90,052
Petrovietnam Fertilizer & Chemicals JSC, expiring 11/25/20	130,000	72,651
PetroVietnam Gas JSC, expiring 06/03/20	76,970	311,235
PetroVietnam Technical Services Corp., expiring 06/22/20	257,870	194,745
Saigon Thuong Tin Commercial JSB, expiring 06/03/20*	351,506	152,450
SSI Securities Corp., expiring 03/15/21	202,560	157,782
Vietjet Aviation JSC, expiring 02/24/20	80,036	504,963
Vietnam Dairy Products JSC, expiring 02/14/20	113,492	570,582
Vietnam Electrical Equipment JSC, expiring 08/16/21*	76,000	63,463
Vietnam Electrical Equipment JSC, expiring 01/11/21*	71,940	60,073

PARTICIPATORY NOTES† (continued)	Units	Value
Vietnam (continued)
Vincom Retail JSC, expiring 02/24/20	237,285	$348,158
Vingroup JSC, expiring 08/10/20*	188,943	937,682
Vinhomes JSC, expiring 01/30/20	148,300	542,705

		6,057,480

TOTAL PARTICIPATORY NOTES (cost $8,905,220)		8,773,875

	Shares

PREFERRED STOCKS — 1.9%
Brazil — 1.5%
Banco Bradesco SA (PRFC)	49,165	442,066
Centrais Eletricas Brasileiras SA (PRFC B)	44,100	419,217
Cia Brasileira de Distribuicao (PRFC)	10,495	228,674
Cia Energetica de Sao Paulo (PRFC B)	22,900	181,825
Gerdau SA (PRFC)	37,400	185,945
Itausa — Investimentos Itau SA (PRFC)	91,519	320,556
Klabin SA (PRFC)	45,300	39,977
Lojas Americanas SA (PRFC)	79,849	514,303
Marcopolo SA (PRFC)	174,800	195,540
Oi SA (PRFC)*	450,500	137,747
Petroleo Brasileiro SA (PRFC), ADR	124,600	1,859,032
Telefonica Brasil SA (PRFC)	100,841	1,453,442
Usinas Siderurgicas de Minas Gerais SA Usiminas (PRFC A)	57,200	135,226

		6,113,550

Colombia — 0.1%
Avianca Holdings SA (PRFC)	99,000	55,264
Banco Davivienda SA (PRFC)	10,919	152,729
Grupo Aval Acciones y Valores SA (PRFC)	318,619	141,512
Grupo de Inversiones Suramericana SA (PRFC)	12,779	113,903

		463,408

Croatia — 0.1%
Adris Grupa DD (PRFC)	6,445	480,848

Philippines — 0.0%
Ayala Land, Inc. (PRFC)*^	1,180,500	—

Russia — 0.2%
Surgutneftegas PJSC (PRFC)	535,500	328,453
Transneft PJSC (PRFC)	136	386,969

		715,422

South Korea — 0.0%
CJ Corp. (PRFC)*	118	7,388
LG Chem Ltd. (PRFC)	890	133,085

		140,473

TOTAL PREFERRED STOCKS (cost $6,483,526)		7,913,701

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

RIGHTS* — 0.0%	Units	Value
Brazil — 0.0%
Lojas Americanas SA, expiring 01/08/20	770	$1,874

India — 0.0%
Piramal Enterprises Ltd., expiring 01/21/20	879	2,782

Morocco — 0.0%
Douja Promotion Groupe Addoha SA, expiring 01/08/20	71,665	3,147

Tunisia — 0.0%
City Cars, expiring 12/01/49	14,672	11,100
Societe D’Articles Hygieniques SA, expiring 08/06/48	27,813	200

		11,300

TOTAL RIGHTS (cost $20,488)		19,103

WARRANTS* — 0.0%
Thailand
BTS Group Holdings PCL, expiring 12/31/21	57,020	—

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $405,679,518)		414,862,592

	Shares

SHORT-TERM INVESTMENTS — 3.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	7,325,375	7,325,375

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
PGIM Institutional Money Market Fund (cost $6,221,077; includes $6,208,332 of cash collateral for securities on loan)(b)(w)	6,220,003	$6,221,247

TOTAL SHORT-TERM INVESTMENTS (cost $13,546,452)		13,546,622

TOTAL INVESTMENTS — 102.7% (cost $419,225,970)		428,409,214
Liabilities in excess of other assets — (2.7)%		(11,349,627)

NET ASSETS — 100.0%		$417,059,587

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
†	Participatory notes represented 2.1% of net assets, of which the Portfolio attributed 0.6% to Hong Kong & Shanghai Bank and 1.5% to JPMorgan Chase as counterparties to the securities.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $86,641 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,966,958; cash collateral of $6,208,332 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$3,088,403	$—	$—
Bahrain	—	3,295,172	—
Botswana	—	1,688,410	14,345
Brazil	18,920,772	—	—
Bulgaria	—	1,248,878	—
Chile	12,046,270	—	—
China	3,178,860	43,330,660	—
Colombia	5,342,557	—	—
Croatia	—	2,510,943	—
Czech Republic	—	2,869,744	—
Estonia	—	1,758,788	—
Ghana	—	1,598,331	37,691

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Greece	$260,993	$5,561,551	$—
Hong Kong	—	1,808,713	—
Hungary	—	3,177,277	—
India	962,955	21,739,541	34,277
Indonesia	—	12,047,493	—
Jordan	—	2,810,411	—
Kazakhstan	—	1,951,449	—
Kenya	—	3,139,847	—
Kuwait	—	6,487,539	—
Latvia	—	865,852	—
Lithuania	—	1,475,717	—
Malaysia	—	12,131,969	—
Mauritius	24,188	2,867,808	—
Mexico	23,736,165	596,541	1
Monaco	270,341	—	—
Morocco	—	2,955,117	—
Nigeria	168,541	2,953,620	—
Oman	—	2,764,172	—
Pakistan	—	3,598,985	—
Panama	1,191,577	—	—
Peru	5,873,367	—	—
Philippines	—	12,150,063	327
Poland	—	11,488,587	—
Qatar	—	6,165,089	—
Romania	—	3,470,289	—
Russia	2,381,513	23,004,355	—
Saudi Arabia	—	11,869,213	—
Singapore	—	165,030	—
Slovenia	—	2,840,812	—
South Africa	844,452	22,675,143	—
South Korea	—	24,827,015	—
Spain	—	277,146	—
Sri Lanka	—	3,232,575	—
Switzerland	—	322,854	—
Taiwan	—	24,024,376	—
Thailand	—	12,238,046	—
Togo	—	31,498	—
Tunisia	—	1,231,088	—
Turkey	272,991	5,500,445	—
United Arab Emirates	—	6,072,195	—
United States	178,087	506,893	—
Participatory Notes
Egypt	—	2,716,395	—
Vietnam	—	6,057,480	—
Preferred Stocks
Brazil	6,113,550	—	—
Colombia	463,408	—	—
Croatia	—	480,848	—
Philippines	—	—	—
Russia	—	715,422	—
South Korea	—	140,473	—
Rights
Brazil	—	1,874	—
India	—	2,782	—
Morocco	3,147	—	—
Tunisia	—	11,300	—

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Warrants
Thailand	$—	$—	$—
Affiliated Mutual Funds	13,546,622	—	—

Total	$98,868,759	$329,453,814	$86,641

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	15.7%
Oil, Gas & Consumable Fuels	8.3
Metals & Mining	5.7
Real Estate Management & Development	5.0
Wireless Telecommunication Services	4.1
Food Products	4.0
Diversified Telecommunication Services	3.4
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	3.2
Electric Utilities	3.1
Food & Staples Retailing	2.9
Industrial Conglomerates	2.7
Chemicals	2.7
Pharmaceuticals	2.6
Beverages	2.1
Construction Materials	2.1
Transportation Infrastructure	1.7
Health Care Providers & Services	1.7
Independent Power & Renewable Electricity Producers	1.5
Interactive Media & Services	1.5
Specialty Retail	1.4
Equity Real Estate Investment Trusts (REITs)	1.4
Hotels, Restaurants & Leisure	1.4
Insurance	1.3
Internet & Direct Marketing Retail	1.3
Automobiles	1.2
Technology Hardware, Storage & Peripherals	1.2
Electronic Equipment, Instruments & Components	1.1
Multiline Retail	1.0
Construction & Engineering	1.0
IT Services	1.0
Semiconductors & Semiconductor Equipment	1.0
Gas Utilities	1.0
Airlines	0.9
Textiles, Apparel & Luxury Goods	0.8
Machinery	0.8

Personal Products	0.7%
Electrical Equipment	0.6
Capital Markets	0.6
Diversified Financial Services	0.6
Household Durables	0.6
Tobacco	0.6
Entertainment	0.6
Biotechnology	0.5
Media	0.5
Road & Rail	0.5
Auto Components	0.4
Water Utilities	0.4
Energy Equipment & Services	0.4
Marine	0.4
Health Care Equipment & Supplies	0.4
Household Products	0.3
Trading Companies & Distributors	0.3
Software	0.3
Paper & Forest Products	0.3
Communications Equipment	0.3
Diversified Consumer Services	0.2
Air Freight & Logistics	0.2
Aerospace & Defense	0.2
Consumer Finance	0.2
Life Sciences Tools & Services	0.2
Thrifts & Mortgage Finance	0.1
Multi-Utilities	0.1
Containers & Packaging	0.1
Leisure Products	0.1
Building Products	0.1
Commercial Services & Supplies	0.1

102.7
Liabilities in excess of other assets	(2.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$19,103	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$44,689

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$(17,206)	$(10,102)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$5,966,958	$(5,966,958)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $5,966,958:
Unaffiliated investments (cost $405,679,518)	$414,862,592
Affiliated investments (cost $13,546,452)	13,546,622
Foreign currency, at value (cost $1,016,842)	1,019,461
Dividends receivable	783,807
Tax reclaim receivable	89,075
Receivable for Portfolio shares sold	22,477
Receivable from affiliate	9,389
Receivable for investments sold	7,877
Prepaid expenses	15,412

Total Assets	430,356,712

LIABILITIES
Payable for investments purchased	6,420,516
Payable to broker for collateral for securities on loan	6,208,332
Accrued expenses and other liabilities	255,303
Management fee payable	193,940
Payable for Portfolio shares repurchased	109,892
Payable to affiliate	50,689
Foreign capital gains tax liability accrued	41,195
Distribution fee payable	16,901
Affiliated transfer agent fee payable	357

Total Liabilities	13,297,125

NET ASSETS	$417,059,587

Net assets were comprised of:
Partners’ Equity	$417,059,587

Net asset value and redemption price per share, $417,059,587 / 42,338,029 outstanding shares of beneficial interest	$9.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,497,830 foreign withholding tax, of which $94,366 is reimbursable by an affiliate)	$12,943,999
Income from securities lending, net (including affiliated income of $66,146)	129,615
Affiliated dividend income	55,018

Total income	13,128,632

EXPENSES
Management fee	3,701,884
Distribution fee	995,091
Custodian and accounting fees	586,628
Audit fee	28,300
Trustees’ fees	13,970
Legal fees and expenses	13,214
Shareholders’ reports	10,752
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Miscellaneous	136,550

Total expenses	5,493,398

NET INVESTMENT INCOME (LOSS)	7,635,234

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(313))	(5,802,800)
Foreign currency transactions	(134,549)

(5,937,349)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,044) (net of change in foreign capital gains taxes $(41,195))	42,517,880
Foreign currencies	29,149

42,547,029

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	36,609,680

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,244,914

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,635,234	$7,787,078
Net realized gain (loss) on investment and foreign currency transactions	(5,937,349)	6,385,509
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	42,547,029	(81,833,657)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,244,914	(67,661,070)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [12,151,045 and 5,426,628 shares, respectively]	112,946,876	52,102,574
Portfolio shares repurchased [8,572,959 and 17,170,340 shares, respectively]	(77,192,296)	(158,891,010)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	35,754,580	(106,788,436)

CAPITAL CONTRIBUTIONS	90,347	888,049

TOTAL INCREASE (DECREASE)	80,089,841	(173,561,457)
NET ASSETS:
Beginning of year	336,969,746	510,531,203

End of year	$417,059,587	$336,969,746

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST QMA LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.7%
Arconic, Inc.	746,300	$22,963,651
General Dynamics Corp.	103,000	18,164,050
Huntington Ingalls Industries, Inc.	24,200	6,071,296
Lockheed Martin Corp.	33,800	13,161,044
Northrop Grumman Corp.	6,400	2,201,408
United Technologies Corp.	109,500	16,398,720

		78,960,169

Automobiles — 0.9%
Ford Motor Co.(a)	2,028,300	18,863,190

Banks — 4.2%
Bank of America Corp.	995,100	35,047,422
Citigroup, Inc.	466,800	37,292,652
JPMorgan Chase & Co.	86,400	12,044,160
Popular, Inc. (Puerto Rico)	66,500	3,906,875
Simmons First National Corp. (Class A Stock)(a)	9,000	241,110
Western Alliance Bancorp	17,900	1,020,300

		89,552,519

Beverages — 1.5%
Coca-Cola Co. (The)	281,600	15,586,560
Keurig Dr. Pepper, Inc.(a)	536,600	15,534,570

		31,121,130

Biotechnology — 3.4%
AbbVie, Inc.	182,700	16,176,258
Alexion Pharmaceuticals, Inc.*	15,600	1,687,140
Biogen, Inc.*	71,200	21,127,176
Gilead Sciences, Inc.	371,700	24,153,066
Regeneron Pharmaceuticals, Inc.*	6,700	2,515,716
Vertex Pharmaceuticals, Inc.*	30,800	6,743,660

		72,403,016

Building Products — 1.0%
American Woodmark Corp.*	10,500	1,097,355
Johnson Controls International PLC	400,400	16,300,284
Universal Forest Products, Inc.	101,900	4,860,630

		22,258,269

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	79,300	6,719,882
Ameriprise Financial, Inc.	22,500	3,748,050
Goldman Sachs Group, Inc. (The)	93,700	21,544,441
Morgan Stanley	497,200	25,416,864

		57,429,237

Chemicals — 1.4%
CF Industries Holdings, Inc.	50,200	2,396,548
Dow, Inc.	26,000	1,422,980
DuPont de Nemours, Inc.	100,200	6,432,840
Sherwin-Williams Co. (The)	33,300	19,431,882

		29,684,250

Commercial Services & Supplies — 0.1%
Steelcase, Inc. (Class A Stock)	103,700	2,121,702

COMMON STOCKS (continued)	Shares	Value
Communications Equipment — 1.2%
Cisco Systems, Inc.	534,900	$25,653,804

Construction & Engineering — 0.4%
EMCOR Group, Inc.	95,300	8,224,390

Construction Materials — 1.3%
Eagle Materials, Inc.	36,600	3,318,156
Martin Marietta Materials, Inc.	55,800	15,603,912
Vulcan Materials Co.	56,100	8,077,839

		26,999,907

Consumer Finance — 1.0%
Capital One Financial Corp.	171,100	17,607,901
Navient Corp.	192,400	2,632,032
OneMain Holdings, Inc.	31,500	1,327,725

		21,567,658

Distributors — 0.6%
LKQ Corp.*	345,600	12,337,920

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	55,800	12,638,700
Jefferies Financial Group, Inc.	74,700	1,596,339

		14,235,039

Diversified Telecommunication Services — 3.3%
AT&T, Inc.	1,008,300	39,404,364
Verizon Communications, Inc.	490,100	30,092,140

		69,496,504

Electric Utilities — 1.3%
Exelon Corp.	447,600	20,406,084
Southern Co. (The)	97,700	6,223,490

		26,629,574

Electrical Equipment — 0.3%
Acuity Brands, Inc.	7,100	979,800
Atkore International Group, Inc.*	121,300	4,907,798

		5,887,598

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	86,900	12,412,796
Itron, Inc.*	18,600	1,561,470
SYNNEX Corp.	10,800	1,391,040

		15,365,306

Energy Equipment & Services — 0.1%
National Oilwell Varco, Inc.	57,900	1,450,395

Entertainment — 0.4%
Electronic Arts, Inc.*	49,600	5,332,496
Take-Two Interactive Software, Inc.*	19,000	2,326,170

		7,658,666

Equity Real Estate Investment Trusts (REITs) — 1.3%
Apple Hospitality REIT, Inc.	50,500	820,625
Columbia Property Trust, Inc.	59,100	1,235,781
CoreCivic, Inc.	111,500	1,937,870
Crown Castle International Corp.	77,400	11,002,410
DiamondRock Hospitality Co.	83,200	921,856

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
EPR Properties	43,800	$3,094,032
Franklin Street Properties Corp.	68,200	583,792
Gaming & Leisure Properties, Inc.	49,000	2,109,450
GEO Group, Inc. (The)	104,600	1,737,406
Ryman Hospitality Properties, Inc.	45,600	3,951,696
Xenia Hotels & Resorts, Inc.	10,400	224,744

		27,619,662

Food & Staples Retailing — 0.6%
Sysco Corp.	71,600	6,124,664
Walgreens Boots Alliance, Inc.	109,900	6,479,704
Walmart, Inc.	5,300	629,852

		13,234,220

Food Products — 2.6%
Archer-Daniels-Midland Co.	292,800	13,571,280
Bunge Ltd.	120,100	6,911,755
J.M. Smucker Co. (The)(a)	45,200	4,706,676
Pilgrim’s Pride Corp.*	177,400	5,803,641
Tyson Foods, Inc. (Class A Stock)	261,000	23,761,440

		54,754,792

Gas Utilities — 0.8%
UGI Corp.	355,900	16,072,444

Health Care Equipment & Supplies — 4.4%
Baxter International, Inc.	64,200	5,368,404
Becton, Dickinson & Co.	39,900	10,851,603
DENTSPLY SIRONA, Inc.	142,800	8,081,052
Edwards Lifesciences Corp.*	78,500	18,313,265
Hologic, Inc.*	192,900	10,071,309
Medtronic PLC	294,800	33,445,060
Stryker Corp.	32,700	6,865,038

		92,995,731

Health Care Providers & Services — 3.0%
Anthem, Inc.	37,600	11,356,328
Cigna Corp.	115,500	23,618,595
CVS Health Corp.	333,600	24,783,144
HCA Healthcare, Inc.	26,100	3,857,841

		63,615,908

Hotels, Restaurants & Leisure — 2.3%
Brinker International, Inc.(a)	118,800	4,989,600
McDonald’s Corp.	83,600	16,520,196
Starbucks Corp.	304,100	26,736,472

		48,246,268

Household Durables — 0.5%
Lennar Corp. (Class A Stock)	22,100	1,232,959
M/I Homes, Inc.*	18,400	724,040
Meritage Homes Corp.*	27,900	1,704,969
Whirlpool Corp.(a)	50,500	7,450,265

		11,112,233

Household Products — 1.0%
Procter & Gamble Co. (The)	170,800	21,332,920

Independent Power & Renewable Electricity Producers — 1.5%
NRG Energy, Inc.	401,900	15,975,525

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
Vistra Energy Corp.	643,800	$14,800,962

		30,776,487

Industrial Conglomerates — 1.7%
General Electric Co.	2,595,900	28,970,244
Honeywell International, Inc.	35,200	6,230,400

		35,200,644

Insurance — 2.8%
Allstate Corp. (The)	133,600	15,023,320
American Equity Investment Life Holding Co.	37,500	1,122,375
American International Group, Inc.	363,700	18,668,721
MetLife, Inc.	482,600	24,598,122

		59,412,538

Interactive Media & Services — 5.4%
Alphabet, Inc. (Class A Stock)*	20,840	27,912,888
Alphabet, Inc. (Class C Stock)*	18,478	24,705,455
Facebook, Inc. (Class A Stock)*	288,100	59,132,525
TripAdvisor, Inc.	80,200	2,436,476

		114,187,344

Internet & Direct Marketing Retail — 3.8%
Amazon.com, Inc.*	20,700	38,250,288
Booking Holdings, Inc.*	10,400	21,358,792
eBay, Inc.	492,000	17,766,120
Qurate Retail, Inc., Series A*	251,400	2,119,302

		79,494,502

IT Services — 3.9%
Accenture PLC (Class A Stock)	56,400	11,876,148
Booz Allen Hamilton Holding Corp.	1,600	113,808
CACI International, Inc. (Class A Stock)*	6,600	1,649,934
Cognizant Technology Solutions Corp. (Class A Stock)	281,200	17,440,024
FleetCor Technologies, Inc.*(a)	12,200	3,510,184
International Business Machines Corp.	6,700	898,068
KBR, Inc.	58,800	1,793,400
Leidos Holdings, Inc.	150,700	14,752,023
Perspecta, Inc.	103,700	2,741,828
Visa, Inc. (Class A Stock)(a)	142,400	26,756,960

		81,532,377

Life Sciences Tools & Services — 0.8%
Charles River Laboratories International, Inc.*	1,800	274,968
IQVIA Holdings, Inc.*	92,000	14,214,920
Thermo Fisher Scientific, Inc.	9,000	2,923,830

		17,413,718

Machinery — 0.4%
Oshkosh Corp.	85,500	8,092,575

Media — 1.2%
Discovery, Inc. (Class A Stock)*(a)	264,800	8,669,552
Discovery, Inc. (Class C Stock)*	413,100	12,595,419

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Media (continued)
ViacomCBS, Inc. (Class B Stock)	98,977	$4,154,065

		25,419,036

Metals & Mining — 0.1%
Steel Dynamics, Inc.	54,100	1,841,564

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Ladder Capital Corp.	42,090	759,303

Multiline Retail — 1.4%
Big Lots, Inc.	187,400	5,382,128
Dollar General Corp.	15,500	2,417,690
Target Corp.	168,600	21,616,206

		29,416,024

Multi-Utilities — 0.1%
MDU Resources Group, Inc.	54,300	1,613,253

Oil, Gas & Consumable Fuels — 2.7%
Chevron Corp.	34,900	4,205,799
Exxon Mobil Corp.	46,100	3,216,858
HollyFrontier Corp.	85,400	4,330,634
Kinder Morgan, Inc.	86,600	1,833,322
Nordic American Tankers Ltd.	182,600	898,392
Phillips 66	146,000	16,265,860
QEP Resources, Inc.	232,100	1,044,450
SM Energy Co.	299,700	3,368,628
Valero Energy Corp.	198,200	18,561,430
World Fuel Services Corp.	70,800	3,074,136

		56,799,509

Personal Products — 0.2%
Coty, Inc. (Class A Stock)	402,000	4,522,500

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	335,200	21,516,488
Johnson & Johnson	109,000	15,899,830
Merck & Co., Inc.	363,600	33,069,420
Zoetis, Inc.	67,300	8,907,155

		79,392,893

Real Estate Management & Development — 0.4%
CBRE Group, Inc. (Class A Stock)*	73,200	4,486,428
Jones Lang LaSalle, Inc.	25,000	4,352,250

		8,838,678

Semiconductors & Semiconductor Equipment — 4.1%
Applied Materials, Inc.	345,800	21,107,632
Broadcom, Inc.	38,100	12,040,362
Intel Corp.	611,800	36,616,230
Lam Research Corp.	35,000	10,234,000
QUALCOMM, Inc.	74,100	6,537,843

		86,536,067

Software — 8.4%
Adobe, Inc.*	23,800	7,849,478
Fortinet, Inc.*	20,100	2,145,876
Intuit, Inc.	77,800	20,378,154
Microsoft Corp.	741,400	116,918,780
Oracle Corp.	465,700	24,672,786
SS&C Technologies Holdings, Inc.	45,600	2,799,840

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Synopsys, Inc.*	24,800	$3,452,160

		178,217,074

Specialty Retail — 1.3%
Asbury Automotive Group, Inc.*	4,000	447,160
Best Buy Co., Inc.	50,000	4,390,000
Lowe’s Cos., Inc.	178,300	21,353,208
Sonic Automotive, Inc. (Class A Stock)(a)	60,900	1,887,900

		28,078,268

Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	409,600	120,279,040
Dell Technologies, Inc. (Class C Stock)*	110,290	5,667,803
Diebold Nixdorf, Inc.*	109,200	1,153,152
Hewlett Packard Enterprise Co.	55,200	875,472

		127,975,467

Textiles, Apparel & Luxury Goods — 0.3%
Capri Holdings Ltd.*	146,600	5,592,790
PVH Corp.	11,200	1,177,680

		6,770,470

Tobacco — 1.1%
Altria Group, Inc.	485,300	24,221,323

Trading Companies & Distributors — 0.3%
BMC Stock Holdings, Inc.*	128,900	3,698,141
GMS, Inc.*	90,300	2,445,324
WESCO International, Inc.*	21,000	1,247,190

		7,390,655

TOTAL LONG-TERM INVESTMENTS (cost $1,768,814,114)		2,080,786,690

SHORT-TERM INVESTMENTS — 5.2%
AFFILIATED MUTUAL FUNDS — 5.1%
PGIM Core Ultra Short Bond Fund(w)	29,400,752	29,400,752
PGIM Institutional Money Market Fund (cost $79,511,632; includes $79,353,326 of cash collateral for securities on loan)(b)(w)	79,499,344	79,515,244

TOTAL AFFILIATED MUTUAL FUNDS (cost $108,912,384)		108,915,996

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills 1.528%	03/19/20	1,500	$1,495,249

(cost $1,495,052)
TOTAL SHORT-TERM INVESTMENTS (cost $110,407,436)			110,411,245

TOTAL INVESTMENTS — 103.7% (cost $1,879,221,550)			2,191,197,935
Liabilities in excess of other assets(z) — (3.7)%			(78,385,331)

NET ASSETS — 100.0%			$2,112,812,604

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $77,836,099; cash collateral of $79,353,326 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
193	S&P 500 E-Mini Index	Mar. 2020	$31,180,115	$301,611

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$1,495,249

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$78,960,169	$—	$—
Automobiles	18,863,190	—	—
Banks	89,552,519	—	—
Beverages	31,121,130	—	—
Biotechnology	72,403,016	—	—
Building Products	22,258,269	—	—
Capital Markets	57,429,237	—	—
Chemicals	29,684,250	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Commercial Services & Supplies	$2,121,702	$—	$—
Communications Equipment	25,653,804	—	—
Construction & Engineering	8,224,390	—	—
Construction Materials	26,999,907	—	—
Consumer Finance	21,567,658	—	—
Distributors	12,337,920	—	—
Diversified Financial Services	14,235,039	—	—
Diversified Telecommunication Services	69,496,504	—	—
Electric Utilities	26,629,574	—	—
Electrical Equipment	5,887,598	—	—
Electronic Equipment, Instruments & Components	15,365,306	—	—
Energy Equipment & Services	1,450,395	—	—
Entertainment	7,658,666	—	—
Equity Real Estate Investment Trusts (REITs)	27,619,662	—	—
Food & Staples Retailing	13,234,220	—	—
Food Products	54,754,792	—	—
Gas Utilities	16,072,444	—	—
Health Care Equipment & Supplies	92,995,731	—	—
Health Care Providers & Services	63,615,908	—	—
Hotels, Restaurants & Leisure	48,246,268	—	—
Household Durables	11,112,233	—	—
Household Products	21,332,920	—	—
Independent Power & Renewable Electricity Producers	30,776,487	—	—
Industrial Conglomerates	35,200,644	—	—
Insurance	59,412,538	—	—
Interactive Media & Services	114,187,344	—	—
Internet & Direct Marketing Retail	79,494,502	—	—
IT Services	81,532,377	—	—
Life Sciences Tools & Services	17,413,718	—	—
Machinery	8,092,575	—	—
Media	25,419,036	—	—
Metals & Mining	1,841,564	—	—
Mortgage Real Estate Investment Trusts (REITs)	759,303	—	—
Multiline Retail	29,416,024	—	—
Multi-Utilities	1,613,253	—	—
Oil, Gas & Consumable Fuels	56,799,509	—	—
Personal Products	4,522,500	—	—
Pharmaceuticals	79,392,893	—	—
Real Estate Management & Development	8,838,678	—	—
Semiconductors & Semiconductor Equipment	86,536,067	—	—
Software	178,217,074	—	—
Specialty Retail	28,078,268	—	—
Technology Hardware, Storage & Peripherals	127,975,467	—	—
Textiles, Apparel & Luxury Goods	6,770,470	—	—
Tobacco	24,221,323	—	—
Trading Companies & Distributors	7,390,655	—	—
Affiliated Mutual Funds	108,915,996	—	—
U.S. Treasury Obligation	—	1,495,249	—

Total	$2,189,702,686	$1,495,249	$—

Other Financial Instruments*
Assets
Futures Contracts	$301,611	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Software	8.4%
Technology Hardware, Storage & Peripherals	6.1
Interactive Media & Services	5.4
Affiliated Mutual Funds (3.8% represents investments purchased with collateral from securities on loan)	5.1
Health Care Equipment & Supplies	4.4
Banks	4.2
Semiconductors & Semiconductor Equipment	4.1
IT Services	3.9
Internet & Direct Marketing Retail	3.8
Pharmaceuticals	3.8
Aerospace & Defense	3.7
Biotechnology	3.4
Diversified Telecommunication Services	3.3
Health Care Providers & Services	3.0
Insurance	2.8
Capital Markets	2.7
Oil, Gas & Consumable Fuels	2.7
Food Products	2.6
Hotels, Restaurants & Leisure	2.3
Industrial Conglomerates	1.7
Beverages	1.5
Independent Power & Renewable Electricity Producers	1.5
Chemicals	1.4
Multiline Retail	1.4
Specialty Retail	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Construction Materials	1.3
Electric Utilities	1.3
Communications Equipment	1.2
Media	1.2
Tobacco	1.1

Building Products	1.0%
Consumer Finance	1.0
Household Products	1.0
Automobiles	0.9
Life Sciences Tools & Services	0.8
Gas Utilities	0.8
Electronic Equipment, Instruments & Components	0.7
Diversified Financial Services	0.7
Food & Staples Retailing	0.6
Distributors	0.6
Household Durables	0.5
Real Estate Management & Development	0.4
Construction & Engineering	0.4
Machinery	0.4
Entertainment	0.4
Trading Companies & Distributors	0.3
Textiles, Apparel & Luxury Goods	0.3
Electrical Equipment	0.3
Personal Products	0.2
Commercial Services & Supplies	0.1
Metals & Mining	0.1
Multi-Utilities	0.1
U.S. Treasury Obligation	0.1
Energy Equipment & Services	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.0 *

103.7
Liabilities in excess of other assets	(3.7)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$301,611	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$8,928,730

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(375,547)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$40,719,932

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$77,836,099	$(77,836,099)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST QMA LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $77,836,099:
Unaffiliated investments (cost $1,770,309,166)	$2,082,281,939
Affiliated investments (cost $108,912,384)	108,915,996
Dividends and interest receivable	1,518,853
Due from broker-variation margin futures	74,305
Tax reclaim receivable	7,379
Prepaid expenses and other assets	45,635

Total Assets	2,192,844,107

LIABILITIES
Payable to broker for collateral for securities on loan	79,353,326
Management fee payable	365,238
Accrued expenses and other liabilities	216,874
Distribution fee payable	86,997
Payable to affiliate	7,379
Payable for Portfolio shares repurchased	1,332
Affiliated transfer agent fee payable	357

Total Liabilities	80,031,503

NET ASSETS	$2,112,812,604

Net assets were comprised of:
Partners’ Equity	$2,112,812,604

Net asset value and redemption price per share, $2,112,812,604 / 97,714,855 outstanding shares of beneficial interest	$21.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,294 foreign withholding tax)	$44,781,487
Affiliated dividend income	740,112
Affiliated income from securities lending, net	134,952
Interest income	49,438

Total income	45,705,989

EXPENSES
Management fee	12,373,149
Distribution fee	5,528,574
Custodian and accounting fees	162,253
Trustees’ fees	34,070
Audit fee	26,200
Legal fees and expenses	19,153
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	5,756
Miscellaneous	56,725

Total expenses	18,212,888
Less: Fee waiver and/or expense reimbursement	(331,714)

Net expenses	17,881,174

NET INVESTMENT INCOME (LOSS)	27,824,815

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $23,359)	177,359,420
Futures transactions	8,928,730

186,288,150

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,523)	276,667,273
Futures	(375,547)

276,291,726

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	462,579,876

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$490,404,691

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,824,815	$24,744,767
Net realized gain (loss) on investment transactions	186,288,150	252,810,146
Net change in unrealized appreciation (depreciation) on investments	276,291,726	(424,619,455)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	490,404,691	(147,064,542)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [8,248,232 and 7,081,205 shares, respectively]	156,445,063	128,823,206
Portfolio shares repurchased [32,754,414 and 27,550,854 shares, respectively]	(644,233,839)	(525,185,809)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(487,788,776)	(396,362,603)

CAPITAL CONTRIBUTIONS	22	2,819

TOTAL INCREASE (DECREASE)	2,615,937	(543,424,326)
NET ASSETS:
Beginning of year	2,110,196,667	2,653,620,993

End of year	$2,112,812,604	$2,110,196,667

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 97.7%	Shares	Value
Aerospace & Defense — 2.6%
Aerojet Rocketdyne Holdings, Inc.*(a)	71,191	$3,250,581
Kratos Defense & Security Solutions, Inc.*(a)	363,213	6,541,466
Mercury Systems, Inc.*	179,370	12,396,261

		22,188,308

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.*	127,609	2,993,707

Airlines — 0.7%
SkyWest, Inc.	90,227	5,831,371

Auto Components — 0.6%
Visteon Corp.*	58,818	5,093,051

Banks — 3.7%
Ameris Bancorp	68,150	2,899,101
CenterState Bank Corp.	8,324	207,933
Columbia Banking System, Inc.	103,120	4,195,437
FB Financial Corp.	35,248	1,395,468
National Bank Holdings Corp. (Class A Stock)	137,348	4,837,397
Pacific Premier Bancorp, Inc.	161,829	5,276,434
Pinnacle Financial Partners, Inc.	86,745	5,551,680
Sandy Spring Bancorp, Inc.	28,170	1,067,080
Webster Financial Corp.	118,649	6,331,111

		31,761,641

Beverages — 0.3%
Boston Beer Co., Inc. (The) (Class A Stock)*	6,743	2,547,842

Biotechnology — 11.7%
Adamas Pharmaceuticals, Inc.*(a)	118,263	448,217
Aimmune Therapeutics, Inc.*(a)	110,200	3,688,394
Allogene Therapeutics, Inc.*(a)	82,171	2,134,803
Argenx SE (Netherlands), ADR*(a)	20,551	3,298,847
Assembly Biosciences, Inc.*	78,570	1,607,542
Avrobio, Inc.*(a)	187,369	3,771,738
Biohaven Pharmaceutical Holding Co. Ltd.*	87,144	4,744,119
Blueprint Medicines Corp.*	42,493	3,404,114
Bridgebio Pharma, Inc.*(a)	33,668	1,180,063
ChemoCentryx, Inc.*	31,570	1,248,594
CRISPR Therapeutics AG (Switzerland)*(a)	40,200	2,448,381
Dicerna Pharmaceuticals, Inc.*	127,462	2,807,988
Exact Sciences Corp.*	74,367	6,877,460
G1 Therapeutics, Inc.*(a)	103,994	2,748,561
Gritstone Oncology, Inc.*(a)	171,143	1,535,153
Immunomedics, Inc.*(a)	217,393	4,600,036
Insmed, Inc.*(a)	112,614	2,689,222
Karyopharm Therapeutics, Inc.*(a)	94,122	1,804,319
Ligand Pharmaceuticals, Inc.*(a)	22,675	2,364,776
MeiraGTx Holdings PLC*	179,314	3,589,866
Mirati Therapeutics, Inc.*	36,560	4,711,122
Moderna, Inc.*(a)	212,191	4,150,456
Momenta Pharmaceuticals, Inc.*	172,650	3,406,384
NuCana PLC (United Kingdom), ADR*(a)	82,700	504,470

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Oyster Point Pharma, Inc.*(a)	71,073	$1,737,024
Portola Pharmaceuticals, Inc.*(a)	91,820	2,192,662
PTC Therapeutics, Inc.*	79,380	3,812,621
Ra Pharmaceuticals, Inc.*	77,277	3,626,610
Radius Health, Inc.*	160,072	3,227,052
REGENXBIO, Inc.*	41,952	1,718,773
Replimune Group, Inc.*(a)	163,270	2,342,924
Twist Bioscience Corp.*(a)	60,619	1,272,999
Vanda Pharmaceuticals, Inc.*	50,400	827,064
Vericel Corp.*	107,200	1,865,280
Voyager Therapeutics, Inc.*(a)	127,467	1,778,165
Xencor, Inc.*(a)	85,936	2,955,339
Zymeworks, Inc. (Canada)*	75,085	3,413,364

		100,534,502

Building Products — 1.3%
Trex Co., Inc.*(a)	125,220	11,254,774

Capital Markets — 0.4%
Moelis & Co. (Class A Stock)	100,260	3,200,299

Chemicals — 0.9%
Ingevity Corp.*	62,215	5,436,347
PQ Group Holdings, Inc.*	133,550	2,294,389

		7,730,736

Commercial Services & Supplies — 1.3%
Tetra Tech, Inc.	83,271	7,174,629
US Ecology, Inc.(a)	64,239	3,720,081

		10,894,710

Communications Equipment — 1.7%
Ciena Corp.*	162,412	6,933,368
Lumentum Holdings, Inc.*(a)	37,689	2,988,738
Viavi Solutions, Inc.*	310,370	4,655,550

		14,577,656

Construction & Engineering — 2.1%
Arcosa, Inc.	44,930	2,001,631
EMCOR Group, Inc.	71,236	6,147,667
MasTec, Inc.*(a)	90,543	5,809,239
NV5 Global, Inc.*(a)	46,458	2,343,806
Tutor Perini Corp.*(a)	128,793	1,656,278

		17,958,621

Diversified Consumer Services — 2.2%
Chegg, Inc.*(a)	498,390	18,893,965

Diversified Telecommunication Services — 1.0%
Cogent Communications Holdings, Inc.	65,920	4,338,195
Vonage Holdings Corp.*	640,611	4,746,928

		9,085,123

Electrical Equipment — 1.7%
Generac Holdings, Inc.*	73,865	7,430,080
Regal Beloit Corp.	66,200	5,667,382
Vicor Corp.*	28,750	1,343,200

		14,440,662

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Entertainment — 0.7%
Glu Mobile, Inc.*	981,979	$5,940,973

Equity Real Estate Investment Trusts (REITs) — 2.6%
Agree Realty Corp.(a)	24,990	1,753,548
Industrial Logistics Properties Trust	17,680	396,385
Monmouth Real Estate Investment Corp.	169,660	2,456,677
QTS Realty Trust, Inc. (Class A Stock)(a)	194,685	10,565,555
Ryman Hospitality Properties, Inc.	64,741	5,610,455
STAG Industrial, Inc.	59,803	1,887,981

		22,670,601

Food & Staples Retailing — 1.7%
Grocery Outlet Holding Corp.*(a)	181,087	5,876,273
Performance Food Group Co.*	172,725	8,891,883

		14,768,156

Food Products — 1.9%
Freshpet, Inc.*	146,320	8,646,049
Simply Good Foods Co. (The)*	263,018	7,506,533

		16,152,582

Health Care Equipment & Supplies — 5.9%
AtriCure, Inc.*	70,428	2,289,614
Haemonetics Corp.*	69,798	8,019,790
Integer Holdings Corp.*	67,190	5,404,092
LivaNova PLC*	39,419	2,973,375
Merit Medical Systems, Inc.*	72,090	2,250,650
Novocure Ltd.*(a)	75,795	6,387,245
Sientra, Inc.*(a)	495,482	4,429,609
STAAR Surgical Co.*	156,182	5,492,921
Tandem Diabetes Care, Inc.*	149,526	8,913,245
TransMedics Group, Inc.*(a)	83,232	1,582,240
Varex Imaging Corp.*	58,710	1,750,145
ViewRay, Inc.*(a)	315,868	1,332,963

		50,825,889

Health Care Providers & Services — 1.2%
Addus HomeCare Corp.*	38,495	3,742,484
LHC Group, Inc.*	46,973	6,471,000

		10,213,484

Health Care Technology — 2.8%
Livongo Health, Inc.*(a)	101,621	2,546,622
Tabula Rasa HealthCare, Inc.*(a)	169,345	8,243,714
Teladoc Health, Inc.*(a)	141,615	11,856,008
Vocera Communications, Inc.*(a)	64,659	1,342,321

		23,988,665

Hotels, Restaurants & Leisure — 6.5%
Churchill Downs, Inc.	58,502	8,026,474
Chuy’s Holdings, Inc.*(a)	79,867	2,070,153
Del Taco Restaurants, Inc.*	169,500	1,339,898
Everi Holdings, Inc.*	331,350	4,450,030
Jack in the Box, Inc.(a)	59,229	4,621,639
Noodles & Co.*(a)	182,850	1,012,989
Planet Fitness, Inc. (Class A Stock)*(a)	229,733	17,156,460
PlayAGS, Inc.*	117,464	1,424,838

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
SeaWorld Entertainment, Inc.*(a)	153,022	$4,852,328
Shake Shack, Inc. (Class A Stock)*	86,179	5,133,683
Wendy’s Co. (The)	282,251	6,268,795

		56,357,287

Household Durables — 1.3%
Meritage Homes Corp.*	80,221	4,902,305
Sonos, Inc.*(a)	250,428	3,911,685
Taylor Morrison Home Corp.*	120,580	2,635,879

		11,449,869

Insurance — 0.9%
BRP Group, Inc. (Class A Stock)*(a)	159,670	2,562,703
eHealth, Inc.*(a)	25,379	2,438,414
Palomar Holdings, Inc.*	59,930	3,025,866

		8,026,983

Interactive Media & Services — 0.2%
EverQuote, Inc. (Class A Stock)*(a)	50,240	1,725,744

IT Services — 1.8%
Evo Payments, Inc. (Class A Stock)*	63,500	1,677,035
Perficient, Inc.*	94,442	4,350,943
USA Technologies, Inc.*(a)	221,062	1,635,859
Wix.com Ltd. (Israel)*	62,400	7,636,512

		15,300,349

Leisure Products — 0.5%
YETI Holdings, Inc.*(a)	131,800	4,584,004

Life Sciences Tools & Services — 2.2%
10X Genomics, Inc. (Class A Stock)*(a)	12,900	983,625
Adaptive Biotechnologies Corp.*(a)	22,476	672,482
Charles River Laboratories International, Inc.*	17,710	2,705,380
NanoString Technologies, Inc.*	223,183	6,208,951
NeoGenomics, Inc.*(a)	279,505	8,175,521

		18,745,959

Machinery — 4.4%
Altra Industrial Motion Corp.	173,256	6,273,600
Chart Industries, Inc.*	167,653	11,314,901
Harsco Corp.*	189,282	4,355,379
Kadant, Inc.	49,686	5,233,923
Kennametal, Inc.(a)	104,199	3,843,901
Woodward, Inc.	56,034	6,636,667

		37,658,371

Metals & Mining — 0.2%
Carpenter Technology Corp.(a)	29,344	1,460,744

Multiline Retail — 0.9%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	117,783	7,692,408

Oil, Gas & Consumable Fuels — 0.8%
Matador Resources Co.*(a)	143,220	2,573,663
New Fortress Energy LLC*(a)	148,735	2,330,678
Viper Energy Partners LP	93,950	2,316,807

		7,221,148

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products — 0.6%
Boise Cascade Co.	152,041	$5,554,058

Personal Products — 0.7%
BellRing Brands, Inc. (Class A Stock)*	298,423	6,353,426

Pharmaceuticals — 3.0%
Amphastar Pharmaceuticals, Inc.*	116,611	2,249,426
BioDelivery Sciences International, Inc.*	420,292	2,656,245
Collegium Pharmaceutical, Inc.*	279,367	5,749,373
Horizon Therapeutics PLC*	228,508	8,271,990
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	18,880	3,859,638
Zogenix, Inc.*	66,567	3,470,138

		26,256,810

Professional Services — 1.8%
ASGN, Inc.*	85,935	6,098,807
Insperity, Inc.	46,473	3,998,537
TriNet Group, Inc.*	98,180	5,557,970

		15,655,314

Road & Rail — 0.5%
Werner Enterprises, Inc.(a)	130,802	4,759,885

Semiconductors & Semiconductor Equipment — 2.8%
MACOM Technology Solutions Holdings, Inc.*	102,630	2,729,958
MaxLinear, Inc.*	175,562	3,725,426
Monolithic Power Systems, Inc.	25,254	4,495,717
PDF Solutions, Inc.*	105,661	1,784,614
Universal Display Corp.	56,069	11,554,139

		24,289,854

Software — 12.4%
8x8, Inc.*(a)	288,631	5,281,947
Alarm.com Holdings, Inc.*(a)	42,059	1,807,275
Alteryx, Inc. (Class A Stock)*(a)	81,821	8,187,827
Bill.Com Holdings, Inc.*	24,671	938,732
Cloudflare, Inc. (Class A Stock)*(a)	315,331	5,379,547
Crowdstrike Holdings, Inc. (Class A Stock)*	85,253	4,251,567
ForeScout Technologies, Inc.*	147,770	4,846,856
j2 Global, Inc.(a)	58,358	5,468,728
LivePerson, Inc.*(a)	194,260	7,187,620
Model N, Inc.*	152,869	5,361,116
New Relic, Inc.*	20,731	1,362,234
Pluralsight, Inc. (Class A Stock)*(a)	232,790	4,006,316
Proofpoint, Inc.*	57,497	6,599,506
PROS Holdings, Inc.*	97,935	5,868,265
Q2 Holdings, Inc.*(a)	33,634	2,727,045
Rapid7, Inc.*	129,092	7,231,734
SailPoint Technologies Holding, Inc.*	144,790	3,417,044
Sprout Social, Inc. (Class A Stock)*(a)	143,925	2,309,996
SVMK, Inc.*	184,549	3,297,891
Tenable Holdings, Inc.*	208,317	4,991,275
Upland Software, Inc.*	87,766	3,134,124
Varonis Systems, Inc.*	167,145	12,988,838

		106,645,483

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 3.4%
American Eagle Outfitters, Inc.(a)	464,447	$6,827,371
Children’s Place, Inc. (The)(a)	87,452	5,467,499
Dick’s Sporting Goods, Inc.	123,697	6,121,765
Five Below, Inc.*	51,628	6,601,156
Tilly’s, Inc. (Class A Stock)	149,144	1,827,014
Urban Outfitters, Inc.*(a)	82,785	2,298,939

		29,143,744

Textiles, Apparel & Luxury Goods — 1.3%
Steven Madden Ltd.	264,870	11,392,059

Thrifts & Mortgage Finance — 2.1%
Axos Financial, Inc.*(a)	102,626	3,107,515
Essent Group Ltd.	103,802	5,396,666
LendingTree, Inc.*(a)	19,276	5,849,110
OceanFirst Financial Corp.	133,093	3,399,195

		17,752,486

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.*(a)	109,740	1,201,653

TOTAL COMMON STOCKS
(cost $670,196,125)		842,774,956

EXCHANGE-TRADED FUND — 0.3%
iShares Russell 2000 Growth ETF(a)	14,900	3,191,878

(cost $3,002,739)
TOTAL LONG-TERM INVESTMENTS (cost $673,198,864)		845,966,834

SHORT-TERM INVESTMENTS — 29.8%
AFFILIATED MUTUAL FUNDS — 28.7%
PGIM Core Ultra Short Bond Fund(w)	6,681,470	6,681,470
PGIM Institutional Money Market Fund (cost $241,046,313; includes $240,657,792 of cash collateral for securities on loan)(b)(w)	241,014,637	241,062,841

TOTAL AFFILIATED MUTUAL FUNDS (cost $247,727,783)		247,744,311

UNAFFILIATED FUND — 1.1%
BlackRock Liquidity FedFund	9,173,600	9,173,600

(cost $9,173,600)
TOTAL SHORT-TERM INVESTMENTS (cost $256,901,383)		256,917,911

TOTAL INVESTMENTS — 127.8% (cost $930,100,247)		1,102,884,745
Liabilities in excess of other assets — (27.8)%		(240,219,601)

NET ASSETS — 100.0%		$862,665,144

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $236,057,967; cash collateral of $240,657,792 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$22,188,308	$—	$—
Air Freight & Logistics	2,993,707	—	—
Airlines	5,831,371	—	—
Auto Components	5,093,051	—	—
Banks	31,761,641	—	—
Beverages	2,547,842	—	—
Biotechnology	100,534,502	—	—
Building Products	11,254,774	—	—
Capital Markets	3,200,299	—	—
Chemicals	7,730,736	—	—
Commercial Services & Supplies	10,894,710	—	—
Communications Equipment	14,577,656	—	—
Construction & Engineering	17,958,621	—	—
Diversified Consumer Services	18,893,965	—	—
Diversified Telecommunication Services	9,085,123	—	—
Electrical Equipment	14,440,662	—	—
Entertainment	5,940,973	—	—
Equity Real Estate Investment Trusts (REITs)	22,670,601	—	—
Food & Staples Retailing	14,768,156	—	—
Food Products	16,152,582	—	—
Health Care Equipment & Supplies	50,825,889	—	—
Health Care Providers & Services	10,213,484	—	—
Health Care Technology	23,988,665	—	—
Hotels, Restaurants & Leisure	56,357,287	—	—
Household Durables	11,449,869	—	—
Insurance	8,026,983	—	—
Interactive Media & Services	1,725,744	—	—
IT Services	15,300,349	—	—
Leisure Products	4,584,004	—	—
Life Sciences Tools & Services	18,745,959	—	—
Machinery	37,658,371	—	—
Metals & Mining	1,460,744	—	—
Multiline Retail	7,692,408	—	—
Oil, Gas & Consumable Fuels	7,221,148	—	—
Paper & Forest Products	5,554,058	—	—
Personal Products	6,353,426	—	—
Pharmaceuticals	26,256,810	—	—
Professional Services	15,655,314	—	—
Road & Rail	4,759,885	—	—
Semiconductors & Semiconductor Equipment	24,289,854	—	—
Software	106,645,483	—	—
Specialty Retail	29,143,744	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$11,392,059	$—	$—
Thrifts & Mortgage Finance	17,752,486	—	—
Wireless Telecommunication Services	1,201,653	—	—
Exchange-Traded Fund	3,191,878	—	—
Affiliated Mutual Funds	247,744,311	—	—
Unaffiliated Fund	9,173,600	—	—

Total	$1,102,884,745	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (27.9% represents investments purchased with collateral from securities on loan)	28.7%
Software	12.4
Biotechnology	11.7
Hotels, Restaurants & Leisure	6.5
Health Care Equipment & Supplies	5.9
Machinery	4.4
Banks	3.7
Specialty Retail	3.4
Pharmaceuticals	3.0
Semiconductors & Semiconductor Equipment	2.8
Health Care Technology	2.8
Equity Real Estate Investment Trusts (REITs)	2.6
Aerospace & Defense	2.6
Diversified Consumer Services	2.2
Life Sciences Tools & Services	2.2
Construction & Engineering	2.1
Thrifts & Mortgage Finance	2.1
Food Products	1.9
Professional Services	1.8
IT Services	1.8
Food & Staples Retailing	1.7
Communications Equipment	1.7
Electrical Equipment	1.7
Household Durables	1.3
Textiles, Apparel & Luxury Goods	1.3
Building Products	1.3

Commercial Services & Supplies	1.3%
Health Care Providers & Services	1.2
Unaffiliated Fund	1.1
Diversified Telecommunication Services	1.0
Insurance	0.9
Chemicals	0.9
Multiline Retail	0.9
Oil, Gas & Consumable Fuels	0.8
Personal Products	0.7
Entertainment	0.7
Airlines	0.7
Paper & Forest Products	0.6
Auto Components	0.6
Road & Rail	0.5
Leisure Products	0.5
Capital Markets	0.4
Exchange-Traded Fund	0.3
Air Freight & Logistics	0.3
Beverages	0.3
Interactive Media & Services	0.2
Metals & Mining	0.2
Wireless Telecommunication Services	0.1

127.8
Liabilities in excess of other assets	(27.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$236,057,967	$(236,057,967)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $236,057,967:
Unaffiliated investments (cost $682,372,464)	$855,140,434
Affiliated investments (cost $247,727,783)	247,744,311
Receivable for investments sold	2,876,565
Dividends receivable	342,088
Receivable for Portfolio shares sold	13,242
Prepaid expenses	6,145

Total Assets	1,106,122,785

LIABILITIES
Payable to broker for collateral for securities on loan	240,657,792
Payable for investments purchased	1,695,271
Accrued expenses and other liabilities	416,398
Management fee payable	340,966
Payable for Portfolio shares repurchased	311,160
Distribution fee payable	35,697
Affiliated transfer agent fee payable	357

Total Liabilities	243,457,641

NET ASSETS	$862,665,144

Net assets were comprised of:
Partners’ Equity	$862,665,144

Net asset value and redemption price per share, $862,665,144 / 16,261,885 outstanding shares of beneficial interest	$53.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$4,556,072
Income from securities lending, net (including affiliated income of $736,380)	1,183,140
Affiliated dividend income	197,531

Total income	5,936,743

EXPENSES
Management fee	6,030,885
Distribution fee	2,091,062
Custodian and accounting fees	121,522
Audit fee	25,265
Trustees’ fees	18,680
Legal fees and expenses	14,679
Shareholders’ reports	9,164
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	29,231

Total expenses	8,347,496
Less: Fee waiver and/or expense reimbursement	(33,457)

Net expenses	8,314,039

NET INVESTMENT INCOME (LOSS)	(2,377,296)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $766)	84,242,952
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $43,338)	127,395,366

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	211,638,318

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$209,261,022

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(2,377,296)	$(3,475,619)
Net realized gain (loss) on investment transactions	84,242,952	101,465,391
Net change in unrealized appreciation (depreciation) on investments	127,395,366	(166,168,598)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	209,261,022	(68,178,826)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,784,960 and 2,928,394 shares, respectively]	132,811,793	138,905,374
Portfolio shares repurchased [3,188,938 and 6,127,040 shares, respectively]	(158,959,559)	(275,370,432)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(26,147,766)	(136,465,058)

CAPITAL CONTRIBUTIONS	760	—

TOTAL INCREASE (DECREASE)	183,114,016	(204,643,884)
NET ASSETS:
Beginning of year	679,551,128	884,195,012

End of year	$862,665,144	$679,551,128

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 98.0%	Shares	Value
Aerospace & Defense — 2.9%
Aerojet Rocketdyne Holdings, Inc.*(a)	89,326	$4,078,625
Axon Enterprise, Inc.*(a)	101,050	7,404,944
Curtiss-Wright Corp.	25,958	3,657,223
Mercury Systems, Inc.*	111,838	7,729,124

		22,869,916

Airlines — 0.7%
Azul SA (Brazil), ADR*(a)	134,500	5,756,600

Auto Components — 0.2%
Visteon Corp.*	22,308	1,931,650

Automobiles — 0.4%
Thor Industries, Inc.(a)	47,187	3,505,522

Banks — 2.2%
First Busey Corp.	74,417	2,046,467
First Hawaiian, Inc.	91,855	2,650,017
Seacoast Banking Corp. of Florida*	77,698	2,375,228
Sterling Bancorp	148,653	3,133,605
Triumph Bancorp, Inc.*	67,177	2,554,070
Western Alliance Bancorp	84,153	4,796,721

		17,556,108

Biotechnology — 14.9%
Abeona Therapeutics, Inc.*(a)	76,186	249,128
ACADIA Pharmaceuticals, Inc.*(a)	38,960	1,666,709
Acceleron Pharma, Inc.*	46,450	2,462,779
Aimmune Therapeutics, Inc.*(a)	201,658	6,749,493
Allakos, Inc.*(a)	22,720	2,166,579
Amicus Therapeutics, Inc.*	311,752	3,036,464
Apellis Pharmaceuticals, Inc.*	230,434	7,055,889
Arena Pharmaceuticals, Inc.*	117,420	5,333,216
Ascendis Pharma A/S (Denmark), ADR*	31,190	4,339,153
Assembly Biosciences, Inc.*	68,990	1,411,535
Biohaven Pharmaceutical Holding Co. Ltd.*	38,455	2,093,490
Bluebird Bio, Inc.*(a)	56,110	4,923,652
Blueprint Medicines Corp.*	83,200	6,665,152
Celyad SA (Belgium), ADR*(a)	56,345	587,115
Constellation Pharmaceuticals, Inc.*(a)	37,797	1,780,617
CytomX Therapeutics, Inc.*	180,440	1,499,456
Epizyme, Inc.*(a)	192,520	4,735,992
Equillium, Inc.*(a)	124,460	420,675
Fate Therapeutics, Inc.*	264,160	5,169,611
G1 Therapeutics, Inc.*	41,845	1,105,963
Global Blood Therapeutics, Inc.*	35,845	2,849,319
Gossamer Bio, Inc.*	96,060	1,501,418
Heron Therapeutics, Inc.*(a)	114,349	2,687,202
Immunomedics, Inc.*	140,980	2,983,137
Intercept Pharmaceuticals, Inc.*(a)	24,956	3,092,548
Invitae Corp.*(a)	178,070	2,872,269
Iovance Biotherapeutics, Inc.*	268,594	7,434,682
Karyopharm Therapeutics, Inc.*(a)	47,200	904,824
Kodiak Sciences, Inc.*(a)	42,571	3,062,983
Kura Oncology, Inc.*(a)	139,110	1,912,763
Ligand Pharmaceuticals, Inc.*(a)	14,557	1,518,150
Madrigal Pharmaceuticals, Inc.*(a)	13,927	1,268,889
Mirati Therapeutics, Inc.*	48,074	6,194,816

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Myovant Sciences Ltd.*	173,490	$2,692,565
Portola Pharmaceuticals, Inc.*(a)	56,560	1,350,653
Principia Biopharma, Inc.*(a)	52,647	2,884,003
Radius Health, Inc.*	61,403	1,237,884
REGENXBIO, Inc.*	33,763	1,383,270
Rhythm Pharmaceuticals, Inc.*(a)	76,581	1,758,300
Spectrum Pharmaceuticals, Inc.*	100,969	367,527
Ultragenyx Pharmaceutical, Inc.*	49,066	2,095,609
Y-mAbs Therapeutics, Inc.*	48,199	1,506,219

		117,011,698

Building Products — 2.2%
American Woodmark Corp.*	24,442	2,554,433
Armstrong World Industries, Inc.	54,755	5,145,327
Patrick Industries, Inc.	66,097	3,465,466
Simpson Manufacturing Co., Inc.	33,160	2,660,427
Trex Co., Inc.*(a)	39,010	3,506,219

		17,331,872

Capital Markets — 0.6%
Blucora, Inc.*	86,293	2,255,699
Evercore, Inc. (Class A Stock)	36,582	2,734,870

		4,990,569

Chemicals — 1.5%
Ingevity Corp.*	78,369	6,847,883
Livent Corp.*(a)	210,830	1,802,597
PolyOne Corp.	81,460	2,996,913

		11,647,393

Commercial Services & Supplies — 1.1%
Clean Harbors, Inc.*	43,333	3,715,805
MSA Safety, Inc.	30,742	3,884,559
Viad Corp.	17,296	1,167,480

		8,767,844

Communications Equipment — 0.5%
Lumentum Holdings, Inc.*(a)	48,697	3,861,672

Consumer Finance — 1.5%
FirstCash, Inc.	75,910	6,120,623
OneMain Holdings, Inc.	59,554	2,510,201
SLM Corp.	326,617	2,910,158

		11,540,982

Containers & Packaging — 0.4%
Graphic Packaging Holding Co.	197,510	3,288,541

Distributors — 0.2%
Core-Mark Holding Co., Inc.	46,730	1,270,589

Diversified Consumer Services — 2.0%
Arco Platform Ltd. (Brazil) (Class A Stock)*(a)	105,460	4,661,332
frontdoor, Inc.*	62,070	2,943,360
Regis Corp.*(a)	116,990	2,090,611
Strategic Education, Inc.	39,460	6,270,194

		15,965,497

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services — 0.7%
Bandwidth, Inc. (Class A Stock)*	68,290	$4,373,975
ORBCOMM, Inc.*	202,226	851,371

		5,225,346

Electrical Equipment — 1.9%
AZZ, Inc.	49,550	2,276,823
EnerSys	46,519	3,481,017
Generac Holdings, Inc.*	93,660	9,421,259

		15,179,099

Electronic Equipment, Instruments & Components — 2.2%
CTS Corp.	82,797	2,484,738
Itron, Inc.*	118,557	9,952,861
Littelfuse, Inc.	14,237	2,723,538
Rogers Corp.*	17,223	2,148,225

		17,309,362

Energy Equipment & Services — 0.3%
Newpark Resources, Inc.*	383,840	2,406,677

Equity Real Estate Investment Trusts (REITs) — 1.6%
Columbia Property Trust, Inc.	100,744	2,106,557
CoreSite Realty Corp.	20,466	2,294,648
Corporate Office Properties Trust	76,778	2,255,738
Independence Realty Trust, Inc.	45,500	640,640
Pebblebrook Hotel Trust	81,002	2,171,664
PS Business Parks, Inc.	20,896	3,445,123

		12,914,370

Food & Staples Retailing — 1.3%
BJ’s Wholesale Club Holdings, Inc.*(a)	142,950	3,250,683
Casey’s General Stores, Inc.	9,224	1,466,524
Performance Food Group Co.*	105,328	5,422,285

		10,139,492

Food Products — 2.6%
B&G Foods, Inc.(a)	75,277	1,349,717
Freshpet, Inc.*	95,374	5,635,650
Hostess Brands, Inc.*(a)	547,368	7,958,731
Nomad Foods Ltd. (United Kingdom)*	190,620	4,264,169
Post Holdings, Inc.*	13,872	1,513,435

		20,721,702

Health Care Equipment & Supplies — 5.8%
AtriCure, Inc.*	82,151	2,670,729
Cardiovascular Systems, Inc.*	56,547	2,747,619
CryoPort, Inc.*(a)	141,730	2,332,876
Globus Medical, Inc. (Class A Stock)*	82,261	4,843,528
Haemonetics Corp.*	36,532	4,197,527
ICU Medical, Inc.*	5,177	968,720
Integer Holdings Corp.*	44,658	3,591,843
Integra LifeSciences Holdings Corp.*	55,032	3,207,265
iRhythm Technologies, Inc.*(a)	66,817	4,549,569
Masimo Corp.*	24,560	3,881,954
Nevro Corp.*(a)	34,670	4,075,112
NuVasive, Inc.*	25,459	1,968,999
OraSure Technologies, Inc.*(a)	126,525	1,015,996
Silk Road Medical, Inc.*(a)	64,730	2,613,797

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Tandem Diabetes Care, Inc.*	47,296	$2,819,314

		45,484,848

Health Care Providers & Services — 3.3%
Addus HomeCare Corp.*	22,767	2,213,408
Hanger, Inc.*	131,070	3,618,843
HealthEquity, Inc.*	48,960	3,626,467
LHC Group, Inc.*	70,742	9,745,418
Providence Service Corp. (The)*	26,261	1,554,126
R1 RCM, Inc.*	272,125	3,532,182
US Physical Therapy, Inc.(a)	13,881	1,587,292

		25,877,736

Health Care Technology — 2.4%
Health Catalyst, Inc.*(a)	77,140	2,676,758
HMS Holdings Corp.*	126,314	3,738,894
Inspire Medical Systems, Inc.*	53,870	3,997,693
Omnicell, Inc.*	68,490	5,597,003
Teladoc Health, Inc.*(a)	37,132	3,108,691

		19,119,039

Hotels, Restaurants & Leisure — 2.9%
Dine Brands Global, Inc.(a)	46,390	3,874,493
Dunkin’ Brands Group, Inc.(a)	31,818	2,403,532
Eldorado Resorts, Inc.*(a)	83,980	5,008,567
Marriott Vacations Worldwide Corp.	30,300	3,901,428
Planet Fitness, Inc. (Class A Stock)*(a)	55,410	4,138,019
Wingstop, Inc.(a)	41,206	3,553,193

		22,879,232

Household Durables — 0.9%
Skyline Champion Corp.*	55,870	1,771,079
TopBuild Corp.*	48,996	5,050,508

		6,821,587

Insurance — 1.2%
eHealth, Inc.*(a)	32,300	3,103,384
James River Group Holdings Ltd.	81,624	3,363,725
Kemper Corp.	36,394	2,820,535

		9,287,644

Interactive Media & Services — 0.5%
Cargurus, Inc.*(a)	51,670	1,817,750
QuinStreet, Inc.*	145,280	2,224,237

		4,041,987

IT Services — 3.9%
CACI International, Inc. (Class A Stock)*	14,376	3,593,856
Evo Payments, Inc. (Class A Stock)*	183,970	4,858,648
LiveRamp Holdings, Inc.*	118,210	5,682,354
Science Applications International Corp.	69,592	6,055,896
Wix.com Ltd. (Israel)*	50,910	6,230,366
WNS Holdings Ltd. (India), ADR*	70,567	4,668,007

		31,089,127

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Leisure Products — 0.7%
American Outdoor Brands Corp.*	215,650	$2,001,232
YETI Holdings, Inc.*(a)	96,966	3,372,477

		5,373,709

Life Sciences Tools & Services — 0.8%
NanoString Technologies, Inc.*	64,549	1,795,753
Repligen Corp.*	17,612	1,629,110
Syneos Health, Inc.*	47,900	2,848,853

		6,273,716

Machinery — 4.9%
Albany International Corp. (Class A Stock)	60,240	4,573,421
Altra Industrial Motion Corp.	92,345	3,343,812
ESCO Technologies, Inc.	53,520	4,950,600
ITT, Inc.	59,530	4,399,862
John Bean Technologies Corp.	46,645	5,255,026
Rexnord Corp.*	98,884	3,225,596
SPX Corp.*	95,430	4,855,478
SPX FLOW, Inc.*	51,634	2,523,354
Watts Water Technologies, Inc. (Class A Stock)	54,580	5,444,901

		38,572,050

Media — 0.5%
Cardlytics, Inc.*(a)	66,838	4,201,437

Multiline Retail — 0.3%
Nordstrom, Inc.(a)	57,146	2,338,986

Oil, Gas & Consumable Fuels — 0.4%
Kosmos Energy Ltd. (Ghana)	294,162	1,676,723
PDC Energy, Inc.*	45,415	1,188,511

		2,865,234

Paper & Forest Products — 0.6%
Boise Cascade Co.	71,867	2,625,301
Louisiana-Pacific Corp.	77,616	2,302,867

		4,928,168

Personal Products — 0.5%
BellRing Brands, Inc. (Class A Stock)*	174,743	3,720,278

Pharmaceuticals — 2.2%
Aerie Pharmaceuticals, Inc.*(a)	46,525	1,124,509
Catalent, Inc.*	38,045	2,141,934
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	32,020	3,348,011
Intersect ENT, Inc.*(a)	63,826	1,589,268
MyoKardia, Inc.*	51,158	3,728,651
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	12,145	2,482,802
Revance Therapeutics, Inc.*(a)	86,549	1,404,690
Theravance Biopharma, Inc.*	43,256	1,119,898

		16,939,763

Professional Services — 2.3%
ASGN, Inc.*	74,699	5,301,388
Exponent, Inc.	61,284	4,229,209
FTI Consulting, Inc.*	28,470	3,150,490

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Huron Consulting Group, Inc.*	29,544	$2,030,264
Insperity, Inc.	38,358	3,300,322

		18,011,673

Road & Rail — 0.2%
Marten Transport Ltd.	80,892	1,738,369

Semiconductors & Semiconductor Equipment — 4.8%
Advanced Energy Industries, Inc.*	86,530	6,160,936
Cabot Microelectronics Corp.	34,670	5,003,574
Cohu, Inc.	153,103	3,498,404
Entegris, Inc.(a)	81,797	4,097,212
FormFactor, Inc.*	172,775	4,486,967
Inphi Corp.*	14,350	1,062,187
Lattice Semiconductor Corp.*	155,650	2,979,141
MACOM Technology Solutions Holdings, Inc.*	69,040	1,836,464
Monolithic Power Systems, Inc.	8,325	1,482,016
Onto Innovation, Inc.*	48,600	1,775,844
Silicon Laboratories, Inc.*	46,850	5,433,663

		37,816,408

Software — 8.6%
8x8, Inc.*(a)	100,714	1,843,066
ACI Worldwide, Inc.*	184,820	7,001,906
Blackbaud, Inc.(a)	51,421	4,093,111
Cornerstone OnDemand, Inc.*	103,680	6,070,464
Envestnet, Inc.*	41,960	2,921,675
Everbridge, Inc.*(a)	107,047	8,358,230
Five9, Inc.*	86,910	5,699,558
ForeScout Technologies, Inc.*	61,417	2,014,477
Instructure, Inc.*	31,626	1,524,689
Paylocity Holding Corp.*	27,628	3,338,015
Pegasystems, Inc.	34,349	2,735,898
PROS Holdings, Inc.*	42,202	2,528,744
Q2 Holdings, Inc.*(a)	62,596	5,075,284
Rapid7, Inc.*	48,154	2,697,587
SailPoint Technologies Holding, Inc.*	69,685	1,644,566
SVMK, Inc.*	143,967	2,572,690
Varonis Systems, Inc.*	98,880	7,683,965

		67,803,925

Specialty Retail — 2.6%
Aaron’s, Inc.	38,990	2,226,719
American Eagle Outfitters, Inc.(a)	193,544	2,845,097
Caleres, Inc.	149,688	3,555,090
Floor & Decor Holdings, Inc. (Class A Stock)*	60,097	3,053,529
Foot Locker, Inc.(a)	63,047	2,458,202
Monro, Inc.(a)	53,030	4,146,946
Urban Outfitters, Inc.*(a)	74,416	2,066,532

		20,352,115

Technology Hardware, Storage & Peripherals — 0.3%
Pure Storage, Inc. (Class A Stock)*	114,941	1,966,640

Textiles, Apparel & Luxury Goods — 2.5%
Carter’s, Inc.	28,294	3,093,666
Oxford Industries, Inc.(a)	47,886	3,611,562
Steven Madden Ltd.	185,846	7,993,237

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide, Inc.(a)	153,222	$5,169,710

		19,868,175

Thrifts & Mortgage Finance — 1.6%
Essent Group Ltd.	102,570	5,332,614
LendingTree, Inc.*(a)	11,720	3,556,317
MGIC Investment Corp.	285,063	4,039,343

		12,928,274

Trading Companies & Distributors — 1.4%
Applied Industrial Technologies, Inc.	65,566	4,372,597
SiteOne Landscape Supply, Inc.*(a)	71,410	6,473,316

		10,845,913

TOTAL COMMON STOCKS (cost $648,272,290)		772,338,534

EXCHANGE-TRADED FUND — 0.8%
iShares Russell 2000 Growth ETF(a)	30,250	6,480,155

(cost $6,028,380)
TOTAL LONG-TERM INVESTMENTS (cost $654,300,670)		778,818,689

SHORT-TERM INVESTMENTS — 24.2%
AFFILIATED MUTUAL FUNDS — 23.6%
PGIM Core Ultra Short Bond Fund(w)	7,343,034	7,343,034
PGIM Institutional Money Market Fund (cost $178,577,311; includes $178,291,942 of cash collateral for securities on loan)(b)(w)	178,551,440	178,587,150

TOTAL AFFILIATED MUTUAL FUNDS (cost $185,920,345)		185,930,184

	Shares	Value

UNAFFILIATED FUND — 0.6%
Morgan Stanley Institutional Liquidity Funds – Government Portfolio	4,895,036	$4,895,036

(cost $4,895,036)
TOTAL SHORT-TERM INVESTMENTS (cost $190,815,381)		190,825,220

TOTAL INVESTMENTS — 123.0% (cost $845,116,051)		969,643,909
Liabilities in excess of other assets — (23.0)%		(181,568,884)

NET ASSETS — 100.0%		$788,075,025

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $174,984,106; cash collateral of $178,291,942 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$22,869,916	$—	$—
Airlines	5,756,600	—	—
Auto Components	1,931,650	—	—
Automobiles	3,505,522	—	—
Banks	17,556,108	—	—
Biotechnology	117,011,698	—	—
Building Products	17,331,872	—	—
Capital Markets	4,990,569	—	—
Chemicals	11,647,393	—	—
Commercial Services & Supplies	8,767,844	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Communications Equipment	$3,861,672	$—	$—
Consumer Finance	11,540,982	—	—
Containers & Packaging	3,288,541	—	—
Distributors	1,270,589	—	—
Diversified Consumer Services	15,965,497	—	—
Diversified Telecommunication Services	5,225,346	—	—
Electrical Equipment	15,179,099	—	—
Electronic Equipment, Instruments & Components	17,309,362	—	—
Energy Equipment & Services	2,406,677	—	—
Equity Real Estate Investment Trusts (REITs)	12,914,370	—	—
Food & Staples Retailing	10,139,492	—	—
Food Products	20,721,702	—	—
Health Care Equipment & Supplies	45,484,848	—	—
Health Care Providers & Services	25,877,736	—	—
Health Care Technology	19,119,039	—	—
Hotels, Restaurants & Leisure	22,879,232	—	—
Household Durables	6,821,587	—	—
Insurance	9,287,644	—	—
Interactive Media & Services	4,041,987	—	—
IT Services	31,089,127	—	—
Leisure Products	5,373,709	—	—
Life Sciences Tools & Services	6,273,716	—	—
Machinery	38,572,050	—	—
Media	4,201,437	—	—
Multiline Retail	2,338,986	—	—
Oil, Gas & Consumable Fuels	2,865,234	—	—
Paper & Forest Products	4,928,168	—	—
Personal Products	3,720,278	—	—
Pharmaceuticals	16,939,763	—	—
Professional Services	18,011,673	—	—
Road & Rail	1,738,369	—	—
Semiconductors & Semiconductor Equipment	37,816,408	—	—
Software	67,803,925	—	—
Specialty Retail	20,352,115	—	—
Technology Hardware, Storage & Peripherals	1,966,640	—	—
Textiles, Apparel & Luxury Goods	19,868,175	—	—
Thrifts & Mortgage Finance	12,928,274	—	—
Trading Companies & Distributors	10,845,913	—	—
Exchange-Traded Fund	6,480,155	—	—
Affiliated Mutual Funds	185,930,184	—	—
Unaffiliated Fund	4,895,036	—	—

Total	$969,643,909	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (22.6% represents investments purchased with collateral from securities on loan)	23.6%
Biotechnology	14.9
Software	8.6
Health Care Equipment & Supplies	5.8
Machinery	4.9
Semiconductors & Semiconductor Equipment	4.8
IT Services	3.9
Health Care Providers & Services	3.3

Hotels, Restaurants & Leisure	2.9%
Aerospace & Defense	2.9
Food Products	2.6
Specialty Retail	2.6
Textiles, Apparel & Luxury Goods	2.5
Health Care Technology	2.4
Professional Services	2.3
Banks	2.2
Building Products	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Electronic Equipment, Instruments & Components	2.2%
Pharmaceuticals	2.2
Diversified Consumer Services	2.0
Electrical Equipment	1.9
Thrifts & Mortgage Finance	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Chemicals	1.5
Consumer Finance	1.5
Trading Companies & Distributors	1.4
Food & Staples Retailing	1.3
Insurance	1.2
Commercial Services & Supplies	1.1
Household Durables	0.9
Exchange-Traded Fund	0.8
Life Sciences Tools & Services	0.8
Airlines	0.7
Leisure Products	0.7
Diversified Telecommunication Services	0.7
Capital Markets	0.6
Paper & Forest Products	0.6

Unaffiliated Fund	0.6%
Media	0.5
Interactive Media & Services	0.5
Communications Equipment	0.5
Personal Products	0.5
Automobiles	0.4
Containers & Packaging	0.4
Oil, Gas & Consumable Fuels	0.4
Energy Equipment & Services	0.3
Multiline Retail	0.3
Technology Hardware, Storage & Peripherals	0.3
Auto Components	0.2
Road & Rail	0.2
Distributors	0.2

123.0
Liabilities in excess of other assets	(23.0)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$174,984,106	$(174,984,106)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $174,984,106:
Unaffiliated investments (cost $659,195,706)	$783,713,725
Affiliated investments (cost $185,920,345)	185,930,184
Receivable for investments sold	1,757,667
Dividends receivable	358,274
Receivable for Portfolio shares sold	80,907
Tax reclaim receivable	35,498
Prepaid expenses and other assets	26,966

Total Assets	971,903,221

LIABILITIES
Payable to broker for collateral for securities on loan	178,291,942
Payable for Portfolio shares repurchased	2,572,372
Payable for investments purchased	2,245,033
Management fee payable	352,620
Accrued expenses and other liabilities	304,201
Distribution fee payable	32,662
Payable to affiliate	29,009
Affiliated transfer agent fee payable	357

Total Liabilities	183,828,196

NET ASSETS	$788,075,025

Net assets were comprised of:
Partners’ Equity	$788,075,025

Net asset value and redemption price per share, $788,075,025 / 32,662,332 outstanding shares of beneficial interest	$24.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$3,364,078
Income from securities lending, net (including affiliated income of $502,334)	545,249
Affiliated dividend income	201,631

Total income	4,110,958

EXPENSES
Management fee	5,801,620
Distribution fee	1,875,953
Custodian and accounting fees	139,787
Audit fee	23,300
Trustees’ fees	17,750
Legal fees and expenses	14,367
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	5,362
Miscellaneous	29,987

Total expenses	7,915,133

NET INVESTMENT INCOME (LOSS)	(3,804,175)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $16,861)	88,020,900
Foreign currency transactions	(7,457)

88,013,443

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $31,159)	141,371,014
Foreign currencies	7,312

141,378,326

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	229,391,769

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$225,587,594

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,804,175)	$(3,723,378)
Net realized gain (loss) on investment and foreign currency transactions	88,013,443	134,815,609
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	141,378,326	(208,321,879)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	225,587,594	(77,229,648)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,243,176 and 5,617,990 shares, respectively]	107,839,140	116,284,297
Portfolio shares repurchased [7,411,955 and 13,785,662 shares, respectively]	(161,293,622)	(275,713,514)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(53,454,482)	(159,429,217)

CAPITAL CONTRIBUTIONS	8,412	146,529

TOTAL INCREASE (DECREASE)	172,141,524	(236,512,336)
NET ASSETS:
Beginning of year	615,933,501	852,445,837

End of year	$788,075,025	$615,933,501

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 98.2%	Shares	Value
Aerospace & Defense — 1.6%
BWX Technologies, Inc.	71,133	$4,415,937
Hexcel Corp.	28,802	2,111,474
Moog, Inc. (Class A Stock)	17,250	1,471,942
Vectrus, Inc.*	66,407	3,404,023

		11,403,376

Air Freight & Logistics — 0.3%
Echo Global Logistics, Inc.*	107,600	2,227,320

Airlines — 0.5%
Hawaiian Holdings, Inc.	34,900	1,022,221
SkyWest, Inc.	45,100	2,914,813

		3,937,034

Auto Components — 0.2%
Dana, Inc.	77,700	1,414,140
Modine Manufacturing Co.*	16,100	123,970

		1,538,110

Banks — 15.8%
1st Source Corp.	4,450	230,866
Amalgamated Bank (Class A Stock)	55,400	1,077,530
Ameris Bancorp	62,480	2,657,899
Banc of California, Inc.(a)	131,497	2,259,118
Bancorp, Inc. (The)*	193,800	2,513,586
Bank of Commerce Holdings	11,400	131,898
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	146,091	5,408,289
BankUnited, Inc.	141,069	5,157,483
Banner Corp.	13,100	741,329
Berkshire Hills Bancorp, Inc.	140,579	4,622,238
Boston Private Financial Holdings, Inc.	154,600	1,859,838
Cathay General Bancorp	18,000	684,900
Central Valley Community Bancorp	9,800	212,366
Chemung Financial Corp.	2,900	123,250
Community Trust Bancorp, Inc.	13,746	641,113
ConnectOne Bancorp, Inc.	71,300	1,833,836
Customers Bancorp, Inc.*	156,740	3,731,979
Dime Community Bancshares, Inc.	47,400	990,186
East West Bancorp, Inc.	12,183	593,312
Farmers National Banc Corp.	30,600	499,392
Financial Institutions, Inc.	44,700	1,434,870
First BanCorp. (Puerto Rico)	443,400	4,695,606
First Bancorp/Southern Pines NC	13,300	530,803
First Business Financial Services, Inc.	18,800	495,004
First Commonwealth Financial Corp.	33,100	480,281
First Financial Corp.	8,200	374,904
First Hawaiian, Inc.	14,600	421,210
First Horizon National Corp.	215,549	3,569,491
Flushing Financial Corp.	14,800	319,754
FNB Corp.	492,571	6,255,652
Franklin Financial Network, Inc.	6,000	205,980
Great Southern Bancorp, Inc.	19,000	1,203,080
Hancock Whitney Corp.	116,000	5,090,080
Hanmi Financial Corp.	133,775	2,674,831
Heritage Commerce Corp.	20,500	263,015
Hilltop Holdings, Inc.	126,600	3,156,138
HomeTrust Bancshares, Inc.	11,300	303,179

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
IBERIABANK Corp.	136,501	$10,214,370
Independent Bank Corp.	45,100	1,021,515
Investors Bancorp, Inc.	421,100	5,017,407
LCNB Corp.	18,100	349,330
Midland States Bancorp, Inc.	10,700	309,872
Northrim BanCorp, Inc.	8,800	337,040
OFG Bancorp (Puerto Rico)	14,500	342,345
Old Second Bancorp, Inc.	34,500	464,715
Orrstown Financial Services, Inc.	18,200	411,684
Pacific Mercantile Bancorp*	19,600	159,152
PacWest Bancorp	15,669	599,653
Peoples Bancorp, Inc.	38,500	1,334,410
Premier Financial Bancorp, Inc.	7,912	143,524
Republic Bancorp, Inc. (Class A Stock)	7,546	353,153
SB One Bancorp	21,000	523,320
Shore Bancshares, Inc.	10,000	173,600
Sierra Bancorp	12,300	358,176
Simmons First National Corp. (Class A Stock)(a)	13,000	348,270
Sterling Bancorp	324,060	6,831,185
TriCo Bancshares	42,900	1,750,749
TriState Capital Holdings, Inc.*	9,500	248,140
Umpqua Holdings Corp.	99,500	1,761,150
United Community Banks, Inc.	141,500	4,369,520
Univest Financial Corp.	125,207	3,353,043
Veritex Holdings, Inc.	90,101	2,624,642
West Bancorporation, Inc.	10,100	258,863
Wintrust Financial Corp.	50,400	3,573,360

		114,676,474

Biotechnology — 0.9%
Acceleron Pharma, Inc.*	19,200	1,017,984
Acorda Therapeutics, Inc.*(a)	20,300	41,412
Akero Therapeutics, Inc.*(a)	42,000	932,190
AMAG Pharmaceuticals, Inc.*(a)	21,500	261,655
BioCryst Pharmaceuticals, Inc.*	127,100	438,495
Karyopharm Therapeutics, Inc.*(a)	82,100	1,573,857
Minerva Neurosciences, Inc.*	132,600	942,786
Scholar Rock Holding Corp.*	66,000	869,880
Spero Therapeutics, Inc.*	61,800	594,207

		6,672,466

Building Products — 0.5%
Builders FirstSource, Inc.*	44,700	1,135,827
JELD-WEN Holding, Inc.*	15,300	358,173
Masonite International Corp.*	29,141	2,104,272
Quanex Building Products Corp.	14,200	242,536
Universal Forest Products, Inc.	2,900	138,330

		3,979,138

Capital Markets — 1.1%
Artisan Partners Asset Management, Inc. (Class A Stock)	43,700	1,412,384
BGC Partners, Inc. (Class A Stock)	83,700	497,178
Brightsphere Investment Group, Inc.	30,000	306,600
Hercules Capital, Inc.(a)	327,634	4,593,429
Houlihan Lokey, Inc.	5,500	268,785
Moelis & Co. (Class A Stock)	10,700	341,544

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Stifel Financial Corp.	5,800	$351,770

		7,771,690

Chemicals — 4.1%
AdvanSix, Inc.*	6,200	123,752
Cabot Corp.	27,128	1,289,123
FutureFuel Corp.	36,400	450,996
HB Fuller Co.(a)	51,404	2,650,904
Ingevity Corp.*	23,462	2,050,110
Koppers Holdings, Inc.*	70,000	2,675,400
Kraton Corp.*	47,700	1,207,764
Livent Corp.*(a)	367,047	3,138,252
Olin Corp.	128,058	2,209,000
Sensient Technologies Corp.	62,038	4,100,091
Stepan Co.	9,500	973,180
Trinseo SA	45,100	1,678,171
Valhi, Inc.	15,000	28,050
Valvoline, Inc.	125,773	2,692,800
WR Grace & Co.	61,563	4,300,176

		29,567,769

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.(a)	55,600	2,096,676
ACCO Brands Corp.	250,700	2,346,552
Clean Harbors, Inc.*	44,323	3,800,697
HNI Corp.	17,500	655,550
Kimball International, Inc. (Class B Stock)	54,600	1,128,582
Knoll, Inc.	23,700	598,662
Matthews International Corp. (Class A Stock)(a)	49,594	1,893,003
RR Donnelley & Sons Co.(a)	280,600	1,108,370
Team, Inc.*(a)	221,590	3,538,792
UniFirst Corp.	6,700	1,353,266
VSE Corp.	6,600	251,064

		18,771,214

Communications Equipment — 0.9%
Lumentum Holdings, Inc.*(a)	21,100	1,673,230
Viavi Solutions, Inc.*	324,897	4,873,455

		6,546,685

Construction & Engineering — 1.3%
EMCOR Group, Inc.	71,470	6,167,861
Great Lakes Dredge & Dock Corp.*	159,300	1,804,869
Sterling Construction Co., Inc.*	60,500	851,840
Tutor Perini Corp.*	58,300	749,738

		9,574,308

Containers & Packaging — 0.6%
Greif, Inc. (Class A Stock)	10,600	468,520
O-I Glass, Inc.	154,145	1,838,950
Silgan Holdings, Inc.	72,695	2,259,360

		4,566,830

Diversified Consumer Services — 0.5%
American Public Education, Inc.*	28,300	775,137
Carriage Services, Inc.	2,400	61,440

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (continued)
K12, Inc.*	73,800	$1,501,830
WW International, Inc.*	28,100	1,073,701

		3,412,108

Diversified Financial Services — 0.0%
Marlin Business Services Corp.	14,300	314,314

Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	40,001	2,632,466

Electric Utilities — 2.6%
Hawaiian Electric Industries, Inc.	57,061	2,673,878
IDACORP, Inc.	47,752	5,099,914
PNM Resources, Inc.	14,200	720,082
Portland General Electric Co.	172,762	9,638,392
Spark Energy, Inc. (Class A Stock)(a)	62,900	580,567

		18,712,833

Electrical Equipment — 0.8%
Encore Wire Corp.	9,100	522,340
Generac Holdings, Inc.*	21,460	2,158,661
Regal Beloit Corp.	39,413	3,374,147

		6,055,148

Electronic Equipment, Instruments & Components — 2.1%
Anixter International, Inc.*	9,200	847,320
Belden, Inc.	34,707	1,908,885
Benchmark Electronics, Inc.	60,600	2,082,216
Methode Electronics, Inc.	24,800	975,880
Sanmina Corp.*	143,768	4,922,616
Tech Data Corp.*	14,894	2,138,779
TTM Technologies, Inc.*	106,600	1,604,330
Vishay Intertechnology, Inc.	28,500	606,765
Vishay Precision Group, Inc.*	7,300	248,200

		15,334,991

Energy Equipment & Services — 1.1%
DMC Global, Inc.(a)	40,256	1,809,104
Forum Energy Technologies, Inc.*	175,500	294,840
Matrix Service Co.*	86,200	1,972,256
Nine Energy Service, Inc.*(a)	70,550	551,701
Select Energy Services, Inc. (Class A Stock)*	398,685	3,699,797

		8,327,698

Equity Real Estate Investment Trusts (REITs) — 7.5%
Alexander & Baldwin, Inc.	68,000	1,425,280
Armada Hoffler Properties, Inc.	138,000	2,532,300
Ashford Hospitality Trust, Inc.	290,800	811,332
Braemar Hotels & Resorts, Inc.	104,200	930,506
CatchMark Timber Trust, Inc. (Class A Stock)	21,300	244,311
Cedar Realty Trust, Inc.	46,500	137,175
City Office REIT, Inc.	129,800	1,754,896
Columbia Property Trust, Inc.	180,533	3,774,945
CoreCivic, Inc.	92,100	1,600,698
CorEnergy Infrastructure Trust, Inc.(a)	11,100	496,281
CorePoint Lodging, Inc.	18,700	199,716
Corporate Office Properties Trust	130,018	3,819,929
Cousins Properties, Inc.	96,539	3,977,407

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	222,400	$2,464,192
First Industrial Realty Trust, Inc.	72,500	3,009,475
Front Yard Residential Corp.(a)	23,200	286,288
GEO Group, Inc. (The)	15,850	263,268
Getty Realty Corp.	58,200	1,913,034
Gladstone Commercial Corp.	54,500	1,191,370
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	24,400	785,192
Healthcare Realty Trust, Inc.	21,000	700,770
Highwoods Properties, Inc.	22,600	1,105,366
Hudson Pacific Properties, Inc.	15,500	583,575
Investors Real Estate Trust	25,000	1,812,500
Jernigan Capital, Inc.(a)	28,000	535,920
Kite Realty Group Trust	21,600	421,848
Lexington Realty Trust	206,845	2,196,694
New Senior Investment Group, Inc.	257,200	1,967,580
Office Properties Income Trust	56,300	1,809,482
Physicians Realty Trust	54,600	1,034,124
Rexford Industrial Realty, Inc.	6,500	296,855
RLJ Lodging Trust	11,222	198,854
Sabra Health Care REIT, Inc.	77,700	1,658,118
Saul Centers, Inc.	4,900	258,622
Senior Housing Properties Trust	74,400	627,936
Sun Communities, Inc.	8,100	1,215,810
Sunstone Hotel Investors, Inc.	142,502	1,983,628
Terreno Realty Corp.	2,700	146,178
Urban Edge Properties	96,800	1,856,624
Urstadt Biddle Properties, Inc. (Class A Stock)(a)	14,300	355,212
Xenia Hotels & Resorts, Inc.(a)	100,100	2,163,161

		54,546,452

Food & Staples Retailing — 1.4%
BJ’s Wholesale Club Holdings, Inc.*(a)	86,926	1,976,697
Grocery Outlet Holding Corp.*(a)	19,100	619,795
Performance Food Group Co.*	51,088	2,630,010
Rite Aid Corp.*(a)	106,000	1,639,820
SpartanNash Co.	216,300	3,080,112

		9,946,434

Food Products — 4.0%
Cal-Maine Foods, Inc.(a)	67,740	2,895,885
Darling Ingredients, Inc.*	230,734	6,479,011
Fresh Del Monte Produce, Inc.	23,640	826,927
Hain Celestial Group, Inc. (The)*(a)	158,941	4,125,314
Hostess Brands, Inc.*(a)	260,166	3,782,814
Sanderson Farms, Inc.(a)	21,988	3,874,725
TreeHouse Foods, Inc.*(a)	138,103	6,697,995

		28,682,671

Gas Utilities — 1.0%
New Jersey Resources Corp.(a)	9,400	418,958
ONE Gas, Inc.	17,000	1,590,690
Southwest Gas Holdings, Inc.	38,100	2,894,457
Spire, Inc.	23,870	1,988,610

		6,892,715

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 0.9%
Envista Holdings Corp.*	152,420	$4,517,729
Integra LifeSciences Holdings Corp.*	35,037	2,041,956

		6,559,685

Health Care Providers & Services — 1.7%
American Renal Associates Holdings, Inc.*(a)	38,700	401,319
Cross Country Healthcare, Inc.*	110,100	1,279,362
Magellan Health, Inc.*	61,600	4,820,200
Owens & Minor, Inc.(a)	558,734	2,888,655
Patterson Cos., Inc.(a)	21,500	440,320
Tenet Healthcare Corp.*	57,200	2,175,316

		12,005,172

Health Care Technology — 0.1%
Computer Programs & Systems, Inc.	30,500	805,200

Hotels, Restaurants & Leisure — 0.2%
Penn National Gaming, Inc.*	42,712	1,091,719

Household Durables — 1.4%
Bassett Furniture Industries, Inc.	20,300	338,604
Hamilton Beach Brands Holding Co. (Class A Stock)	10,000	191,000
Helen of Troy Ltd.*	12,600	2,265,354
Lifetime Brands, Inc.(a)	41,000	284,950
Meritage Homes Corp.*	70,400	4,302,144
Taylor Morrison Home Corp.*	142,100	3,106,306

		10,488,358

Household Products — 0.9%
Central Garden & Pet Co. (Class A Stock)*	131,000	3,846,160
Spectrum Brands Holdings, Inc.	36,336	2,336,041

		6,182,201

Independent Power & Renewable Electricity Producers — 1.0%
Atlantic Power Corp.*	120,000	279,600
Clearway Energy, Inc. (Class A Stock)	94,500	1,806,840
Clearway Energy, Inc. (Class C Stock)	45,900	915,705
TerraForm Power, Inc. (Class A Stock)	54,900	844,911
Vistra Energy Corp.	134,108	3,083,143

		6,930,199

Insurance — 2.0%
American Equity Investment Life Holding Co.	76,000	2,274,680
FedNat Holding Co.	41,300	686,819
First American Financial Corp.	33,500	1,953,720
Hanover Insurance Group, Inc. (The)	12,534	1,713,022
Heritage Insurance Holdings, Inc.	18,500	245,125
Kemper Corp.	38,716	3,000,490
National General Holdings Corp.	20,400	450,840
ProAssurance Corp.	107,628	3,889,676
ProSight Global, Inc.*	14,200	229,046
Third Point Reinsurance Ltd. (Bermuda)*	34,900	367,148

		14,810,566

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail — 0.1%
Stamps.com, Inc.*	7,000	$584,640

IT Services — 4.3%
CACI International, Inc. (Class A Stock)*	27,959	6,989,470
Conduent, Inc.*	312,046	1,934,685
EVERTEC, Inc. (Puerto Rico)	11,600	394,864
ExlService Holdings, Inc.*	57,581	3,999,576
Hackett Group, Inc. (The)	67,700	1,092,678
KBR, Inc.	201,000	6,130,500
ManTech International Corp. (Class A Stock)	61,902	4,944,732
Perspecta, Inc.	10,700	282,908
Unisys Corp.*(a)	164,800	1,954,528
Virtusa Corp.*	76,156	3,452,152

		31,176,093

Leisure Products — 0.5%
Callaway Golf Co.(a)	135,230	2,866,876
Vista Outdoor, Inc.*(a)	127,900	956,692

		3,823,568

Machinery — 4.4%
Actuant Corp. (Class A Stock)	81,405	2,118,972
Altra Industrial Motion Corp.	75,002	2,715,822
CIRCOR International, Inc.*	53,350	2,466,904
Commercial Vehicle Group, Inc.*	115,600	734,060
EnPro Industries, Inc.	42,015	2,809,963
Hillenbrand, Inc.	41,092	1,368,775
Hurco Cos., Inc.	18,400	705,824
ITT, Inc.	68,803	5,085,230
LB Foster Co. (Class A Stock)*	10,100	195,738
Meritor, Inc.*	81,600	2,137,104
Mueller Industries, Inc.	44,100	1,400,175
Navistar International Corp.*	6,900	199,686
SPX FLOW, Inc.*	31,358	1,532,465
Standex International Corp.	41,200	3,269,220
TriMas Corp.*	72,924	2,290,543
Wabash National Corp.(a)	174,900	2,569,281

		31,599,762

Marine — 0.1%
Costamare, Inc. (Monaco)(a)	91,000	867,230

Media — 2.0%
EW Scripps Co. (The) (Class A Stock)	21,900	344,049
Gray Television, Inc.*(a)	88,000	1,886,720
Liberty Latin America Ltd. (Chile) (Class A Stock)*	189,400	3,655,420
Meredith Corp.(a)	15,200	493,544
National CineMedia, Inc.	37,300	271,917
Nexstar Media Group, Inc. (Class A Stock)	38,101	4,467,342
Sinclair Broadcast Group, Inc. (Class A Stock)	45,716	1,524,172
TEGNA, Inc.	125,900	2,101,271

		14,744,435

Metals & Mining — 1.1%
Allegheny Technologies, Inc.*(a)	125,117	2,584,917

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Cleveland-Cliffs, Inc.(a)	26,200	$220,080
Commercial Metals Co.	125,900	2,803,793
Ramaco Resources, Inc.*	16,800	60,144
Warrior Met Coal, Inc.	92,900	1,962,977

		7,631,911

Mortgage Real Estate Investment Trusts (REITs) — 2.5%
AG Mortgage Investment Trust, Inc.	147,100	2,268,282
ARMOUR Residential REIT, Inc.	49,200	879,204
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	152,539	5,677,502
Colony Credit Real Estate, Inc.	131,600	1,731,856
Dynex Capital, Inc.	98,849	1,674,502
Invesco Mortgage Capital, Inc.	17,200	286,380
KKR Real Estate Finance Trust, Inc.(a)	49,000	1,000,580
Ladder Capital Corp.	66,900	1,206,876
PennyMac Mortgage Investment Trust	40,400	900,516
Redwood Trust, Inc.(a)	129,000	2,133,660

		17,759,358

Multi-Utilities — 0.6%
Black Hills Corp.	33,666	2,644,128
NorthWestern Corp.	13,100	938,877
Unitil Corp.	8,900	550,198

		4,133,203

Oil, Gas & Consumable Fuels — 2.7%
Amplify Energy Corp.(a)	80,800	534,088
Arch Coal, Inc. (Class A Stock)(a)	31,900	2,288,506
Berry Petroleum Corp.	217,500	2,051,025
Callon Petroleum Co.*(a)	594,882	2,873,280
CVR Energy, Inc.(a)	27,900	1,127,997
Delek US Holdings, Inc.(a)	79,800	2,675,694
Denbury Resources, Inc.*(a)	1,518,300	2,140,803
Dorian LPG Ltd.*	86,500	1,339,020
Evolution Petroleum Corp.	61,200	334,764
Gulfport Energy Corp.*(a)	131,800	400,672
Par Pacific Holdings, Inc.*	28,300	657,692
REX American Resources Corp.*	3,000	245,880
SRC Energy, Inc.*	171,521	706,666
W&T Offshore, Inc.*	365,600	2,032,736

		19,408,823

Paper & Forest Products — 0.8%
Boise Cascade Co.	58,700	2,144,311
Schweitzer-Mauduit International, Inc.	84,347	3,541,730
Verso Corp. (Class A Stock)*	11,800	212,754

		5,898,795

Pharmaceuticals — 1.4%
Endo International PLC*	400,900	1,880,221
Kala Pharmaceuticals, Inc.*(a)	114,600	422,874
Lannett Co., Inc.*(a)	162,500	1,433,250
Prestige Consumer Healthcare, Inc.*(a)	99,392	4,025,376
Revance Therapeutics, Inc.*	69,800	1,132,854
WaVe Life Sciences Ltd.*(a)	49,800	399,147
Zogenix, Inc.*	19,400	1,011,322

		10,305,044

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Professional Services — 2.5%
Acacia Research Corp.*	111,400	$296,324
CRA International, Inc.	11,600	631,852
Heidrick & Struggles International, Inc.	53,900	1,751,750
Huron Consulting Group, Inc.*	66,767	4,588,228
Kelly Services, Inc. (Class A Stock)	245,765	5,549,374
Korn Ferry	84,594	3,586,785
TrueBlue, Inc.*	82,800	1,992,168

		18,396,481

Real Estate Management & Development — 0.1%
Newmark Group, Inc. (Class A Stock)	40,753	548,332
Realogy Holdings Corp.	48,300	467,544

		1,015,876

Road & Rail — 0.3%
ArcBest Corp.	79,500	2,194,200
Covenant Transportation Group, Inc. (Class A Stock)*	12,400	160,270

		2,354,470

Semiconductors & Semiconductor Equipment — 3.0%
Alpha & Omega Semiconductor Ltd.*	122,119	1,663,261
Amkor Technology, Inc.*	165,200	2,147,600
MACOM Technology Solutions Holdings, Inc.*(a)	257,383	6,846,388
NeoPhotonics Corp.*	226,500	1,997,730
Photronics, Inc.*	94,800	1,494,048
Rambus, Inc.*	296,500	4,084,287
Semtech Corp.*	29,594	1,565,523
SMART Global Holdings, Inc.*	29,300	1,111,642
Ultra Clean Holdings, Inc.*	48,600	1,140,642

		22,051,121

Software — 0.3%
Avaya Holdings Corp.*	115,800	1,563,300
TiVo Corp.	50,700	429,936

		1,993,236

Specialty Retail — 3.5%
Cato Corp. (The) (Class A Stock)	70,700	1,230,180
Citi Trends, Inc.	28,800	665,856
Hibbett Sports, Inc.*(a)	92,300	2,588,092
Michaels Cos., Inc. (The)*(a)	113,533	918,482
Murphy USA, Inc.*	72,880	8,526,960
Office Depot, Inc.	810,200	2,219,948
Rent-A-Center, Inc.	148,000	4,268,320
RH*(a)	4,800	1,024,800
Sportsman’s Warehouse Holdings, Inc.*	259,300	2,082,179
Tilly’s, Inc. (Class A Stock)	137,100	1,679,475

		25,204,292

Textiles, Apparel & Luxury Goods — 1.4%
Carter’s, Inc.	29,843	3,263,034
Culp, Inc.	13,600	185,232
Deckers Outdoor Corp.*	13,100	2,212,066
Oxford Industries, Inc.(a)	28,530	2,151,733

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Steven Madden Ltd.	47,445	$2,040,609

		9,852,674

Thrifts & Mortgage Finance — 4.1%
Bridgewater Bancshares, Inc.*	100,500	1,384,890
Essent Group Ltd.	78,700	4,091,613
First Defiance Financial Corp.	20,000	629,800
Flagstar Bancorp, Inc.	113,500	4,341,375
FS Bancorp, Inc.	4,600	293,434
HomeStreet, Inc.*	21,300	724,200
Luther Burbank Corp.	49,300	568,429
Meta Financial Group, Inc.	6,900	251,919
MGIC Investment Corp.	430,092	6,094,404
PennyMac Financial Services, Inc.	132,500	4,510,300
Radian Group, Inc.	138,700	3,489,692
Riverview Bancorp, Inc.	31,000	254,510
Territorial Bancorp, Inc.	4,600	142,324
Walker & Dunlop, Inc.	46,100	2,981,748
WSFS Financial Corp.	3,800	167,162

		29,925,800

Trading Companies & Distributors — 2.4%
Aircastle Ltd.	70,404	2,253,632
Applied Industrial Technologies, Inc.	3,200	213,408
BMC Stock Holdings, Inc.*	91,200	2,616,528
DXP Enterprises, Inc.*	9,600	382,176
GMS, Inc.*	133,700	3,620,596
MRC Global, Inc.*	238,200	3,249,048
NOW, Inc.*	134,300	1,509,532
Rush Enterprises, Inc. (Class A Stock)	49,200	2,287,800
Titan Machinery, Inc.*	48,200	712,396
Veritiv Corp.*	23,300	458,311

		17,303,427

Water Utilities — 0.1%
Artesian Resources Corp. (Class A Stock)	4,600	171,166
Consolidated Water Co. Ltd. (Cayman Islands)	35,500	578,650

		749,816

Wireless Telecommunication Services — 0.0%
Spok Holdings, Inc.	10,000	122,300

TOTAL COMMON STOCKS (cost $651,531,299)		711,865,699

EXCHANGE-TRADED FUND — 0.3%
iShares Russell 2000 Value ETF	15,838	2,036,450

(cost $1,900,260)
TOTAL LONG-TERM INVESTMENTS (cost $653,431,559)		713,902,149

SHORT-TERM INVESTMENTS — 12.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	10,385,933	10,385,933

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $79,772,216; includes $79,639,700 of cash collateral for securities on loan)(b)(w)	79,761,179	$79,777,131

TOTAL SHORT-TERM INVESTMENTS (cost $90,158,149)		90,163,064

TOTAL INVESTMENTS — 111.0% (cost $743,589,708)		804,065,213
Liabilities in excess of other assets(z) — (11.0)%		(79,470,573)

NET ASSETS — 100.0%		$724,594,640

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $77,835,011; cash collateral of $79,639,700 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
102	Russell 2000 E-Mini Index	Mar. 2020	$8,520,060	$108,680

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$506,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$11,403,376	$—	$—
Air Freight & Logistics	2,227,320	—	—
Airlines	3,937,034	—	—
Auto Components	1,538,110	—	—
Banks	114,676,474	—	—
Biotechnology	6,672,466	—	—
Building Products	3,979,138	—	—
Capital Markets	7,771,690	—	—
Chemicals	29,567,769	—	—
Commercial Services & Supplies	18,771,214	—	—
Communications Equipment	6,546,685	—	—
Construction & Engineering	9,574,308	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Containers & Packaging	$4,566,830	$—	$—
Diversified Consumer Services	3,412,108	—	—
Diversified Financial Services	314,314	—	—
Diversified Telecommunication Services	2,632,466	—	—
Electric Utilities	18,712,833	—	—
Electrical Equipment	6,055,148	—	—
Electronic Equipment, Instruments & Components	15,334,991	—	—
Energy Equipment & Services	8,327,698	—	—
Equity Real Estate Investment Trusts (REITs)	54,546,452	—	—
Food & Staples Retailing	9,946,434	—	—
Food Products	28,682,671	—	—
Gas Utilities	6,892,715	—	—
Health Care Equipment & Supplies	6,559,685	—	—
Health Care Providers & Services	12,005,172	—	—
Health Care Technology	805,200	—	—
Hotels, Restaurants & Leisure	1,091,719	—	—
Household Durables	10,488,358	—	—
Household Products	6,182,201	—	—
Independent Power & Renewable Electricity Producers	6,930,199	—	—
Insurance	14,810,566	—	—
Internet & Direct Marketing Retail	584,640	—	—
IT Services	31,176,093	—	—
Leisure Products	3,823,568	—	—
Machinery	31,599,762	—	—
Marine	867,230	—	—
Media	14,744,435	—	—
Metals & Mining	7,631,911	—	—
Mortgage Real Estate Investment Trusts (REITs)	17,759,358	—	—
Multi-Utilities	4,133,203	—	—
Oil, Gas & Consumable Fuels	19,408,823	—	—
Paper & Forest Products	5,898,795	—	—
Pharmaceuticals	10,305,044	—	—
Professional Services	18,396,481	—	—
Real Estate Management & Development	1,015,876	—	—
Road & Rail	2,354,470	—	—
Semiconductors & Semiconductor Equipment	22,051,121	—	—
Software	1,993,236	—	—
Specialty Retail	25,204,292	—	—
Textiles, Apparel & Luxury Goods	9,852,674	—	—
Thrifts & Mortgage Finance	29,925,800	—	—
Trading Companies & Distributors	17,303,427	—	—
Water Utilities	749,816	—	—
Wireless Telecommunication Services	122,300	—	—
Exchange-Traded Fund	2,036,450	—	—
Affiliated Mutual Funds	90,163,064	—	—

Total	$804,065,213	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$108,680	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	15.8%
Affiliated Mutual Funds (11.0% represents investments purchased with collateral from securities on loan)	12.5
Equity Real Estate Investment Trusts (REITs)	7.5
Machinery	4.4
IT Services	4.3
Thrifts & Mortgage Finance	4.1
Chemicals	4.1
Food Products	4.0
Specialty Retail	3.5
Semiconductors & Semiconductor Equipment	3.0
Oil, Gas & Consumable Fuels	2.7
Commercial Services & Supplies	2.6
Electric Utilities	2.6
Professional Services	2.5
Mortgage Real Estate Investment Trusts (REITs)	2.5
Trading Companies & Distributors	2.4
Electronic Equipment, Instruments & Components	2.1
Insurance	2.0
Media	2.0
Health Care Providers & Services	1.7
Aerospace & Defense	1.6
Household Durables	1.4
Pharmaceuticals	1.4
Food & Staples Retailing	1.4
Textiles, Apparel & Luxury Goods	1.4
Construction & Engineering	1.3
Energy Equipment & Services	1.1
Capital Markets	1.1
Metals & Mining	1.1
Independent Power & Renewable Electricity Producers	1.0
Gas Utilities	1.0
Biotechnology	0.9

Health Care Equipment & Supplies	0.9%
Communications Equipment	0.9
Household Products	0.9
Electrical Equipment	0.8
Paper & Forest Products	0.8
Containers & Packaging	0.6
Multi-Utilities	0.6
Building Products	0.5
Airlines	0.5
Leisure Products	0.5
Diversified Consumer Services	0.5
Diversified Telecommunication Services	0.4
Road & Rail	0.3
Air Freight & Logistics	0.3
Exchange-Traded Fund	0.3
Software	0.3
Auto Components	0.2
Hotels, Restaurants & Leisure	0.2
Real Estate Management & Development	0.1
Marine	0.1
Health Care Technology	0.1
Water Utilities	0.1
Internet & Direct Marketing Retail	0.1
Diversified Financial Services	0.0 *
Wireless Telecommunication Services	0.0 *

111.0
Liabilities in excess of other assets	(11.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker- variation margin futures	$108,680	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,550,711

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(33,570)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$11,039,184

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$77,835,011	$(77,835,011)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $77,835,011:
Unaffiliated investments (cost $653,431,559)	$713,902,149
Affiliated investments (cost $90,158,149)	90,163,064
Receivable for investments sold	2,400,042
Dividends receivable	1,175,688
Deposit with broker for centrally cleared/exchange-traded derivatives	506,000
Due from broker-variation margin futures	11,220
Tax reclaim receivable	7,451
Receivable for Portfolio shares sold	2,134
Prepaid expenses and other assets	9,074

Total Assets	808,176,822

LIABILITIES
Payable to broker for collateral for securities on loan	79,639,700
Payable for investments purchased	2,834,144
Payable for Portfolio shares repurchased	605,862
Management fee payable	283,721
Accrued expenses and other liabilities	181,076
Distribution fee payable	29,871
Payable to affiliate	7,451
Affiliated transfer agent fee payable	357

Total Liabilities	83,582,182

NET ASSETS	$724,594,640

Net assets were comprised of:
Partners’ Equity	$724,594,640

Net asset value and redemption price per share, $724,594,640 / 25,012,838 outstanding shares of beneficial interest	$28.97

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $9,075 foreign withholding tax)	$12,637,625
Affiliated dividend income	484,434
Income from securities lending, net (including affiliated income of $272,610)	298,031
Interest income	12,927

Total income	13,433,017

EXPENSES
Management fee	5,087,459
Distribution fee	1,757,003
Custodian and accounting fees	151,035
Audit fee	26,200
Trustees’ fees	17,160
Legal fees and expenses	13,843
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	6,544
Miscellaneous	33,511

Total expenses	7,099,762

NET INVESTMENT INCOME (LOSS)	6,333,255

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,862)	(11,209,619)
Futures transactions	2,550,711
Foreign currency transactions	(29)

(8,658,937)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,453)	131,549,633
Futures	(33,570)
Foreign currencies	29

131,516,092

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	122,857,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,190,410

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,333,255	$5,715,741
Net realized gain (loss) on investment and foreign currency transactions	(8,658,937)	68,432,130
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	131,516,092	(218,635,065)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,190,410	(144,487,194)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [11,488,119 and 6,747,603 shares, respectively]	302,641,390	189,168,006
Portfolio shares repurchased [11,278,707 and 16,109,019 shares, respectively]	(296,271,100)	(434,217,320)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	6,370,290	(245,049,314)

CAPITAL CONTRIBUTIONS	913	2,132

TOTAL INCREASE (DECREASE)	135,561,613	(389,534,376)
NET ASSETS:
Beginning of year	589,033,027	978,567,403

End of year	$724,594,640	$589,033,027

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.5%
Boeing Co. (The)	401,926	$130,931,414

Auto Components — 1.5%
Aptiv PLC(a)	462,552	43,928,563

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.*	104,158	11,264,688
Vertex Pharmaceuticals, Inc.*	222,547	48,726,665

		59,991,353

Capital Markets — 1.7%
Charles Schwab Corp. (The)	406,070	19,312,689
Intercontinental Exchange, Inc.	202,876	18,776,174
TD Ameritrade Holding Corp.	233,014	11,580,796

		49,669,659

Diversified Financial Services — 0.1%
XP, Inc. (Brazil) (Class A Stock)*(a)	82,437	3,175,473

Electric Utilities — 1.3%
NextEra Energy, Inc.	157,842	38,223,019

Entertainment — 2.9%
Netflix, Inc.*	123,821	40,064,761
Spotify Technology SA*	218,374	32,657,832
Tencent Music Entertainment Group (China), ADR*(a)	1,016,206	11,930,258

		84,652,851

Health Care Equipment & Supplies — 6.1%
Becton, Dickinson & Co.	205,562	55,906,697
Intuitive Surgical, Inc.*	102,487	60,585,190
Stryker Corp.	304,156	63,854,511

		180,346,398

Health Care Providers & Services — 6.8%
Centene Corp.*(a)	341,229	21,453,067
Cigna Corp.	290,451	59,394,325
HCA Healthcare, Inc.	346,205	51,172,561
Humana, Inc.	46,300	16,969,876
UnitedHealth Group, Inc.	172,689	50,767,112

		199,756,941

Hotels, Restaurants & Leisure — 1.8%
Hilton Worldwide Holdings, Inc.	232,720	25,810,975
Las Vegas Sands Corp.	63,470	4,381,969
Restaurant Brands International, Inc. (Canada)	226,743	14,459,401
Wynn Resorts Ltd.	58,924	8,182,776

		52,835,121

Industrial Conglomerates — 0.5%
Honeywell International, Inc.	82,421	14,588,517

Interactive Media & Services — 16.6%
Alphabet, Inc. (Class A Stock)*	110,781	148,378,964
Alphabet, Inc. (Class C Stock)*	54,505	72,874,275
Facebook, Inc. (Class A Stock)*	834,133	171,205,798
IAC/InterActiveCorp*	107,219	26,709,325

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (continued)
Tencent Holdings Ltd. (China), ADR(a)	1,440,296	$69,148,611

		488,316,973

Internet & Direct Marketing Retail — 11.5%
Alibaba Group Holding Ltd. (China), ADR*	376,947	79,950,459
Amazon.com, Inc.*	121,698	224,878,432
Booking Holdings, Inc.*	16,261	33,395,704

		338,224,595

IT Services — 10.1%
Fidelity National Information Services, Inc.	127,343	17,712,138
Global Payments, Inc.	425,871	77,747,010
Okta, Inc.*(a)	50,184	5,789,728
PayPal Holdings, Inc.*	375,969	40,668,567
Visa, Inc. (Class A Stock)(a)	822,129	154,478,039

		296,395,482

Life Sciences Tools & Services — 0.7%
Avantor, Inc.*	1,045,922	18,983,484

Multiline Retail — 1.5%
Dollar General Corp.	282,586	44,077,764

Multi-Utilities — 0.7%
Sempra Energy	142,216	21,542,880

Oil, Gas & Consumable Fuels — 0.6%
Concho Resources, Inc.	189,420	16,587,509

Professional Services — 0.7%
CoStar Group, Inc.*	35,165	21,039,219

Road & Rail — 1.2%
J.B. Hunt Transport Services, Inc.(a)	117,503	13,722,000
Norfolk Southern Corp.	78,637	15,265,801
Uber Technologies, Inc.*	219,098	6,515,975

		35,503,776

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Micro Devices, Inc.*	497,382	22,809,939
ASML Holding NV (Netherlands)(a)	142,925	42,297,224
Marvell Technology Group Ltd.	984,020	26,135,571

		91,242,734

Software — 16.5%
Atlassian Corp. PLC (Class A Stock)*	24,061	2,895,501
Intuit, Inc.	233,475	61,154,107
Microsoft Corp.	1,454,240	229,333,648
Paycom Software, Inc.*	23,638	6,258,397
salesforce.com, Inc.*	324,477	52,772,939
ServiceNow, Inc.*(a)	110,813	31,284,726
Slack Technologies, Inc. (Class A Stock)*(a)	383,827	8,628,431
Splunk, Inc.*(a)	261,901	39,224,913
VMware, Inc. (Class A Stock)*	211,594	32,117,853
Workday, Inc. (Class A Stock)*	133,623	21,974,302
Zoom Video Communications, Inc. (Class A Stock)*(a)	7,332	498,869

		486,143,686

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 1.5%
Carvana Co.*(a)	96,382	$8,871,963
Ross Stores, Inc.	301,464	35,096,439

		43,968,402

Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc.	344,109	101,047,608

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.*	77,844	18,034,120
NIKE, Inc. (Class B Stock)	274,449	27,804,428

		45,838,548

Tobacco — 0.4%
Philip Morris International, Inc.	127,706	10,866,504

TOTAL LONG-TERM INVESTMENTS (cost $1,891,049,947)		2,917,878,473

SHORT-TERM INVESTMENTS — 11.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	17,181,622	17,181,622
PGIM Institutional Money Market Fund (cost $317,738,408; includes $317,310,800 of cash collateral for securities on loan)(b)(w)	317,691,071	317,754,609

TOTAL SHORT-TERM INVESTMENTS (cost $334,920,030)		334,936,231

TOTAL INVESTMENTS — 110.7% (cost $2,225,969,977)		3,252,814,704
Liabilities in excess of other assets — (10.7)%		(314,121,683)

NET ASSETS — 100.0%		$2,938,693,021

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $310,904,667; cash collateral of $317,310,800 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$130,931,414	$—	$—
Auto Components	43,928,563	—	—
Biotechnology	59,991,353	—	—
Capital Markets	49,669,659	—	—
Diversified Financial Services	3,175,473	—	—
Electric Utilities	38,223,019	—	—
Entertainment	84,652,851	—	—
Health Care Equipment & Supplies	180,346,398	—	—
Health Care Providers & Services	199,756,941	—	—
Hotels, Restaurants & Leisure	52,835,121	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Industrial Conglomerates	$14,588,517	$—	$—
Interactive Media & Services	488,316,973	—	—
Internet & Direct Marketing Retail	338,224,595	—	—
IT Services	296,395,482	—	—
Life Sciences Tools & Services	18,983,484	—	—
Multiline Retail	44,077,764	—	—
Multi-Utilities	21,542,880	—	—
Oil, Gas & Consumable Fuels	16,587,509	—	—
Professional Services	21,039,219	—	—
Road & Rail	35,503,776	—	—
Semiconductors & Semiconductor Equipment	91,242,734	—	—
Software	486,143,686	—	—
Specialty Retail	43,968,402	—	—
Technology Hardware, Storage & Peripherals	101,047,608	—	—
Textiles, Apparel & Luxury Goods	45,838,548	—	—
Tobacco	10,866,504	—	—
Affiliated Mutual Funds	334,936,231	—	—

Total	$3,252,814,704	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Interactive Media & Services	16.6%
Software	16.5
Internet & Direct Marketing Retail	11.5
Affiliated Mutual Funds (10.8% represents investments purchased with collateral from securities on loan)	11.4
IT Services	10.1
Health Care Providers & Services	6.8
Health Care Equipment & Supplies	6.1
Aerospace & Defense	4.5
Technology Hardware, Storage & Peripherals	3.4
Semiconductors & Semiconductor Equipment	3.1
Entertainment	2.9
Biotechnology	2.0
Hotels, Restaurants & Leisure	1.8
Capital Markets	1.7
Textiles, Apparel & Luxury Goods	1.6
Multiline Retail	1.5

Specialty Retail	1.5%
Auto Components	1.5
Electric Utilities	1.3
Road & Rail	1.2
Multi-Utilities	0.7
Professional Services	0.7
Life Sciences Tools & Services	0.7
Oil, Gas & Consumable Fuels	0.6
Industrial Conglomerates	0.5
Tobacco	0.4
Diversified Financial Services	0.1

110.7
Liabilities in excess of other assets	(10.7)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$310,904,667	$(310,904,667)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $310,904,667:
Unaffiliated investments (cost $1,891,049,947)	$2,917,878,473
Affiliated investments (cost $334,920,030)	334,936,231
Receivable for investments sold	5,241,982
Dividends receivable	750,955
Receivable for Portfolio shares sold	525,686
Tax reclaim receivable	134,113
Prepaid expenses and other assets	20,826

Total Assets	3,259,488,266

LIABILITIES
Payable to broker for collateral for securities on loan	317,310,800
Payable for Portfolio shares repurchased	1,447,262
Management fee payable	830,864
Payable for investments purchased	493,285
Accrued expenses and other liabilities	473,648
Distribution fee payable	121,596
Payable to affiliate	117,433
Affiliated transfer agent fee payable	357

Total Liabilities	320,795,245

NET ASSETS	$2,938,693,021

Net assets were comprised of:
Partners’ Equity	$2,938,693,021

Net asset value and redemption price per share, $2,938,693,021 / 63,675,357 outstanding shares of beneficial interest	$46.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $176,466 foreign withholding tax)	$20,491,904
Affiliated dividend income	1,244,288
Income from securities lending, net (including affiliated income of $518,276)	662,435

Total income	22,398,627

EXPENSES
Management fee	18,713,838
Distribution fee	6,919,095
Custodian and accounting fees	183,348
Trustees’ fees	41,070
Audit fee	24,600
Legal fees and expenses	21,172
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	3,828
Miscellaneous	59,372

Total expenses	25,973,330
Less: Fee waiver and/or expense reimbursement	(1,008,591)

Net expenses	24,964,739

NET INVESTMENT INCOME (LOSS)	(2,566,112)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $15,605)	145,300,177
Foreign currency transactions	721

145,300,898

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $34,004)	526,416,572
Foreign currencies	(721)

526,415,851

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	671,716,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$669,150,637

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(2,566,112)	$3,169,570
Net realized gain (loss) on investment and foreign currency transactions	145,300,898	405,421,994
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	526,415,851	(293,870,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	669,150,637	114,721,485

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,382,267 and 5,887,534 shares, respectively]	302,135,030	223,402,820
Portfolio shares repurchased [9,644,265 and 15,612,940 shares, respectively]	(405,477,496)	(586,774,058)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(103,342,466)	(363,371,238)

CAPITAL CONTRIBUTIONS	1,156	12,774

TOTAL INCREASE (DECREASE)	565,809,327	(248,636,979)
NET ASSETS:
Beginning of year	2,372,883,694	2,621,520,673

End of year	$2,938,693,021	$2,372,883,694

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 96.5%	Shares	Value
Aerospace & Defense — 2.4%
Boeing Co. (The)	132,110	$43,036,154
Raytheon Co.	142,492	31,311,192

		74,347,346

Air Freight & Logistics — 1.8%
United Parcel Service, Inc. (Class B Stock)	471,134	55,150,946

Airlines — 1.1%
Southwest Airlines Co.(a)	638,977	34,491,978

Auto Components — 0.7%
Magna International, Inc. (Canada)	378,921	20,780,028

Banks — 11.6%
Citigroup, Inc.	227,661	18,187,837
Fifth Third Bancorp	1,668,822	51,299,588
JPMorgan Chase & Co.	845,961	117,926,963
Signature Bank	136,963	18,710,516
U.S. Bancorp	602,974	35,750,329
Wells Fargo & Co.	2,146,071	115,458,620

		357,333,853

Beverages — 0.6%
PepsiCo, Inc.	143,385	19,596,428

Biotechnology — 1.7%
AbbVie, Inc.	354,200	31,360,868
Gilead Sciences, Inc.	344,881	22,410,367

		53,771,235

Building Products — 1.4%
Fortune Brands Home & Security, Inc.	329,340	21,519,076
Johnson Controls International PLC	521,530	21,231,486

		42,750,562

Capital Markets — 4.4%
Charles Schwab Corp. (The)	405,600	19,290,336
Franklin Resources, Inc.(a)	481,933	12,520,619
Morgan Stanley	1,422,612	72,723,926
State Street Corp.	399,400	31,592,540

		136,127,421

Chemicals — 2.4%
CF Industries Holdings, Inc.	622,738	29,729,512
Dow, Inc.	301,805	16,517,788
DuPont de Nemours, Inc.	429,118	27,549,375

		73,796,675

Commercial Services & Supplies — 0.5%
Stericycle, Inc.*(a)	240,260	15,330,991

Communications Equipment — 1.4%
Cisco Systems, Inc.	923,064	44,270,149

Containers & Packaging — 1.2%
International Paper Co.	803,578	37,004,767

Diversified Financial Services — 0.7%
AXA Equitable Holdings, Inc.	842,042	20,865,801

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	987,617	60,639,684

COMMON STOCKS (continued)	Shares	Value
Electric Utilities — 5.5%
Edison International	486,983	$36,723,388
Evergy, Inc.	247,134	16,085,952
NextEra Energy, Inc.	168,724	40,858,204
Southern Co. (The)	1,182,768	75,342,322

		169,009,866

Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	223,424	21,412,956

Entertainment — 0.8%
Walt Disney Co. (The)	163,727	23,679,836

Equity Real Estate Investment Trusts (REITs) — 2.1%
SL Green Realty Corp.(a)	284,110	26,104,027
Weyerhaeuser Co.	1,337,125	40,381,175

		66,485,202

Food & Staples Retailing — 1.2%
Walmart, Inc.	319,401	37,957,615

Food Products — 4.1%
Bunge Ltd.	454,535	26,158,489
Conagra Brands, Inc.(a)	820,692	28,100,494
Tyson Foods, Inc. (Class A Stock)	800,779	72,902,920

		127,161,903

Health Care Equipment & Supplies — 5.0%
Becton, Dickinson & Co.	104,286	28,362,663
Hologic, Inc.*	541,674	28,280,800
Medtronic PLC	633,027	71,816,913
Zimmer Biomet Holdings, Inc.	167,883	25,128,728

		153,589,104

Health Care Providers & Services — 1.7%
CVS Health Corp.	730,016	54,232,889

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.(a)	514,325	26,143,140
Las Vegas Sands Corp.	301,784	20,835,167

		46,978,307

Household Products — 1.4%
Kimberly-Clark Corp.	318,762	43,845,713

Industrial Conglomerates — 2.5%
General Electric Co.	6,969,679	77,781,618

Insurance — 7.2%
American International Group, Inc.	1,348,722	69,229,900
Chubb Ltd.	431,912	67,231,422
Loews Corp.	132,539	6,956,972
Marsh & McLennan Cos., Inc.	367,972	40,995,761
MetLife, Inc.	721,734	36,786,782

		221,200,837

IT Services — 0.5%
Cognizant Technology Solutions Corp. (Class A Stock)	226,957	14,075,873

Leisure Products — 0.2%
Mattel, Inc.*(a)	420,193	5,693,615

Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc.	49,458	16,067,420

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Machinery — 0.9%
Illinois Tool Works, Inc.	147,657	$26,523,627

Media — 2.9%
Comcast Corp. (Class A Stock)	844,876	37,994,073
Fox Corp. (Class B Stock)	859,445	31,283,798
News Corp. (Class A Stock)	1,445,648	20,441,463

		89,719,334

Multiline Retail — 0.3%
Kohl’s Corp.(a)	165,599	8,437,269

Multi-Utilities — 1.0%
CenterPoint Energy, Inc.	667,375	18,199,316
Sempra Energy	91,274	13,826,186

		32,025,502

Oil, Gas & Consumable Fuels — 8.4%
EQT Corp.	430,035	4,687,381
Equitrans Midstream Corp.(a)	338,399	4,521,011
Exxon Mobil Corp.	697,433	48,666,875
Occidental Petroleum Corp.	928,622	38,268,512
Pioneer Natural Resources Co.	176,002	26,641,423
TC Energy Corp. (Canada)	1,061,452	56,586,006
TOTAL SA (France), ADR	1,457,013	80,572,819

		259,944,027

Pharmaceuticals — 5.0%
Johnson & Johnson	471,511	68,779,309
Merck & Co., Inc.	188,724	17,164,448
Perrigo Co. PLC(a)	426,844	22,050,761
Pfizer, Inc.	1,200,033	47,017,293

		155,011,811

Professional Services — 0.6%
Nielsen Holdings PLC(a)	873,238	17,726,731

Semiconductors & Semiconductor Equipment — 5.1%
Applied Materials, Inc.	743,862	45,405,337
NXP Semiconductors NV (Netherlands)	93,400	11,886,084
QUALCOMM, Inc.	717,383	63,294,702
Texas Instruments, Inc.	280,459	35,980,085

		156,566,208

Software — 2.1%
Microsoft Corp.	417,671	65,866,717

Tobacco — 1.4%
Philip Morris International, Inc.	518,482	44,117,633

TOTAL COMMON STOCKS (cost $2,723,010,731)		2,981,369,477

PREFERRED STOCKS — 1.4%
Electric Utilities — 0.4%
Southern Co. (The), CVT, 6.750%	237,202	12,785,188

PREFERRED STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 0.2%
Becton, Dickinson & Co., Series A, CVT, 6.125%	100,927	$6,606,681

Multi-Utilities — 0.8%
Sempra Energy, Series A, CVT, 6.000%	168,326	20,202,487
Sempra Energy, Series B, CVT, 6.750%(a)	38,117	4,538,591

		24,741,078

TOTAL PREFERRED STOCKS (cost $38,950,710)		44,132,947

TOTAL LONG-TERM INVESTMENTS (cost $2,761,961,441)		3,025,502,424

SHORT-TERM INVESTMENTS — 6.6%
AFFILIATED MUTUAL FUND — 4.9%
PGIM Institutional Money Market Fund (cost $149,811,083; includes $149,586,171 of cash collateral for securities on loan)(b)(w)	149,791,295	149,821,253

UNAFFILIATED FUND — 1.7%
JPMorgan US Government Money Market Fund	52,581,430	52,581,430

(cost $52,581,430)
TOTAL SHORT-TERM INVESTMENTS (cost $202,392,513)		202,402,683

TOTAL INVESTMENTS — 104.5% (cost $2,964,353,954)		3,227,905,107
Liabilities in excess of other assets — (4.5)%		(138,185,444)

NET ASSETS — 100.0%		$3,089,719,663

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $146,336,537; cash collateral of $149,586,171 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$74,347,346	$—	$—
Air Freight & Logistics	55,150,946	—	—
Airlines	34,491,978	—	—
Auto Components	20,780,028	—	—
Banks	357,333,853	—	—
Beverages	19,596,428	—	—
Biotechnology	53,771,235	—	—
Building Products	42,750,562	—	—
Capital Markets	136,127,421	—	—
Chemicals	73,796,675	—	—
Commercial Services & Supplies	15,330,991	—	—
Communications Equipment	44,270,149	—	—
Containers & Packaging	37,004,767	—	—
Diversified Financial Services	20,865,801	—	—
Diversified Telecommunication Services	60,639,684	—	—
Electric Utilities	169,009,866	—	—
Electronic Equipment, Instruments & Components	21,412,956	—	—
Entertainment	23,679,836	—	—
Equity Real Estate Investment Trusts (REITs)	66,485,202	—	—
Food & Staples Retailing	37,957,615	—	—
Food Products	127,161,903	—	—
Health Care Equipment & Supplies	153,589,104	—	—
Health Care Providers & Services	54,232,889	—	—
Hotels, Restaurants & Leisure	46,978,307	—	—
Household Products	43,845,713	—	—
Industrial Conglomerates	77,781,618	—	—
Insurance	221,200,837	—	—
IT Services	14,075,873	—	—
Leisure Products	5,693,615	—	—
Life Sciences Tools & Services	16,067,420	—	—
Machinery	26,523,627	—	—
Media	89,719,334	—	—
Multiline Retail	8,437,269	—	—
Multi-Utilities	32,025,502	—	—
Oil, Gas & Consumable Fuels	259,944,027	—	—
Pharmaceuticals	155,011,811	—	—
Professional Services	17,726,731	—	—
Semiconductors & Semiconductor Equipment	156,566,208	—	—
Software	65,866,717	—	—
Tobacco	44,117,633	—	—
Preferred Stocks
Electric Utilities	12,785,188	—	—
Health Care Equipment & Supplies	6,606,681	—	—
Multi-Utilities	24,741,078	—	—
Affiliated Mutual Fund	149,821,253	—	—
Unaffiliated Fund	52,581,430	—	—

Total	$3,227,905,107	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	11.6%
Oil, Gas & Consumable Fuels	8.4

Insurance	7.2%
Electric Utilities	5.9

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Health Care Equipment & Supplies	5.2%
Semiconductors & Semiconductor Equipment	5.1
Pharmaceuticals	5.0
Affiliated Mutual Fund (4.8% represents investments purchased with collateral from securities on loan)	4.9
Capital Markets	4.4
Food Products	4.1
Media	2.9
Industrial Conglomerates	2.5
Aerospace & Defense	2.4
Chemicals	2.4
Equity Real Estate Investment Trusts (REITs)	2.1
Software	2.1
Diversified Telecommunication Services	2.0
Multi-Utilities	1.8
Air Freight & Logistics	1.8
Health Care Providers & Services	1.7
Biotechnology	1.7
Unaffiliated Fund	1.7
Hotels, Restaurants & Leisure	1.5
Communications Equipment	1.4
Tobacco	1.4

Household Products	1.4%
Building Products	1.4
Food & Staples Retailing	1.2
Containers & Packaging	1.2
Airlines	1.1
Machinery	0.9
Entertainment	0.8
Electronic Equipment, Instruments & Components	0.7
Diversified Financial Services	0.7
Auto Components	0.7
Beverages	0.6
Professional Services	0.6
Life Sciences Tools & Services	0.5
Commercial Services & Supplies	0.5
IT Services	0.5
Multiline Retail	0.3
Leisure Products	0.2

104.5
Liabilities in excess of other assets	(4.5)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$146,336,537	$(146,336,537)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $146,336,537:
Unaffiliated investments (cost $2,814,542,871)	$3,078,083,854
Affiliated investments (cost $149,811,083)	149,821,253
Receivable for investments sold	7,961,786
Dividends and interest receivable	5,941,211
Tax reclaim receivable	1,300,860
Receivable for Portfolio shares sold	584,671
Prepaid expenses and other assets	26,270

Total Assets	3,243,719,905

LIABILITIES
Payable to broker for collateral for securities on loan	149,586,171
Payable for investments purchased	2,211,039
Payable to affiliate	1,051,016
Management fee payable	708,836
Accrued expenses and other liabilities	278,399
Distribution fee payable	127,052
Payable for Portfolio shares repurchased	37,372
Affiliated transfer agent fee payable	357

Total Liabilities	154,000,242

NET ASSETS	$3,089,719,663

Net assets were comprised of:
Partners’ Equity	$3,089,719,663

Net asset value and redemption price per share, $3,089,719,663 / 179,373,986 outstanding shares of beneficial interest	$17.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $811,129 foreign withholding tax, of which $31,552 is reimbursable by an affiliate)	$68,994,136
Interest income	1,096,307
Income from securities lending, net (including affiliated income of $224,604)	225,331

Total income	70,315,774

EXPENSES
Management fee	14,132,804
Distribution fee	6,127,114
Custodian and accounting fees	160,562
Trustees’ fees	36,087
Audit fee	22,208
Legal fees and expenses	19,790
Shareholders’ reports	7,901
Transfer agent’s fees and expenses (including affiliated expense of $2,533)	6,997
Miscellaneous	44,596

Total expenses	20,558,059
Less: Fee waiver and/or expense reimbursement	(1,109,268)

Net expenses	19,448,791

NET INVESTMENT INCOME (LOSS)	50,866,983

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $260)	188,982,318
Foreign currency transactions	(24,552)

188,957,766

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $17,333)	217,515,498
Foreign currencies	24,888

217,540,386

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	406,498,152

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$457,365,135

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$50,866,983	$21,916,667
Net realized gain (loss) on investment and foreign currency transactions	188,957,766	88,418,995
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	217,540,386	(236,873,511)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	457,365,135	(126,537,849)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [18,749,445 and 38,213,416 shares, respectively]	290,593,451	561,542,253
Portfolio shares issued in merger [102,592,839 and 0, respectively]	1,616,863,138	—
Portfolio shares repurchased [37,193,215 and 27,011,930 shares, respectively]	(577,304,137)	(404,855,718)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,330,152,452	156,686,535

CAPITAL CONTRIBUTIONS	826	6,285

TOTAL INCREASE (DECREASE)	1,787,518,413	30,154,971
NET ASSETS:
Beginning of year	1,302,201,250	1,272,046,279

End of year	$3,089,719,663	$1,302,201,250

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 98.4%	Shares	Value
Agricultural & Farm Machinery — 1.9%
AGCO Corp.	21,639	$1,671,613
CNH Industrial NV (United Kingdom)	175,252	1,925,135
Deere & Co.	8,400	1,455,384
Toro Co. (The)	33,814	2,693,961

		7,746,093

Aluminum — 0.4%
Alumina Ltd. (Australia)	1,034,659	1,670,563

Biotechnology — 0.0%
Calyxt, Inc.*(a)	15,592	109,300

Commodity Chemicals — 0.9%
Orion Engineered Carbons SA (Luxembourg)	45,041	869,291
Westlake Chemical Corp.	43,552	3,055,173

		3,924,464

Construction & Engineering — 1.1%
Jacobs Engineering Group, Inc.	33,882	3,043,620
Valmont Industries, Inc.	10,088	1,510,981

		4,554,601

Construction Machinery & Heavy Trucks — 2.2%
Bucher Industries AG (Switzerland)	3,680	1,291,803
Caterpillar, Inc.	24,800	3,662,464
Epiroc AB (Sweden), (Class B Stock)	221,656	2,624,541
FLSmidth & Co. A/S (Denmark)	38,488	1,535,815

		9,114,623

Copper — 2.2%
Antofagasta PLC (Chile)	106,916	1,306,577
ERO Copper Corp. (Canada)*	130,168	2,366,691
Lundin Mining Corp. (Chile)	375,900	2,246,340
Southern Copper Corp. (Peru)	78,650	3,341,052

		9,260,660

Diversified Chemicals — 0.8%
Eastman Chemical Co.	18,700	1,482,162
Incitec Pivot Ltd. (Australia)	776,441	1,733,731

		3,215,893

Diversified Metals & Mining — 5.3%
BHP Group Ltd. (Australia)	116,107	3,175,900
Boliden AB (Sweden)	212,781	5,653,384
Independence Group NL (Australia)	635,117	2,785,248
Rio Tinto PLC (Australia)	42,584	2,548,683
South32 Ltd. (Australia)	1,746,908	3,310,475
Sumitomo Metal Mining Co. Ltd. (Japan)	60,000	1,939,788
Teck Resources Ltd. (Canada), (Class B Stock)(a)	154,449	2,682,779

		22,096,257

Electric Utilities — 5.3%
American Electric Power Co., Inc.	29,648	2,802,033
Entergy Corp.	26,748	3,204,410
Eversource Energy	33,078	2,813,945
NextEra Energy, Inc.	40,629	9,838,719

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Xcel Energy, Inc.	50,663	$3,216,594

		21,875,701

Electrical Components & Equipment — 0.6%
Schneider Electric SE (France)	20,970	2,154,710
SGL Carbon SE (Germany)*(a)	77,795	420,228

		2,574,938

Fertilizers & Agricultural Chemicals — 1.8%
CF Industries Holdings, Inc.	101,796	4,859,741
Yara International ASA (Norway)	57,902	2,431,971

		7,291,712

Forest Products — 1.2%
Interfor Corp. (Canada)*	122,146	1,379,910
West Fraser Timber Co. Ltd. (Canada)	81,891	3,612,272

		4,992,182

Gas Utilities — 1.0%
Atmos Energy Corp.	35,255	3,943,624

Gold — 2.9%
Alacer Gold Corp.*	222,738	1,183,545
Franco-Nevada Corp. (Canada)	14,190	1,465,278
Kirkland Lake Gold Ltd. (Canada)	92,142	4,061,614
Northern Star Resources Ltd. (Australia)	599,685	4,728,199
Perseus Mining Ltd. (Australia)*	598,591	481,257
SEMAFO, Inc. (Canada)*	158,477	329,512

		12,249,405

Heavy Electrical Equipment — 0.0%
Bloom Energy Corp. (Class A Stock)*(a)	16,829	125,713

Industrial Gases — 5.6%
Air Products & Chemicals, Inc.	47,764	11,224,062
Linde PLC (United Kingdom)	57,562	12,254,950

		23,479,012

Industrial Machinery — 3.4%
Flowserve Corp.	43,204	2,150,263
Rotork PLC (United Kingdom)	212,613	943,509
Sandvik AB (Sweden)	163,889	3,191,837
Valmet OYJ (Finland)	69,613	1,668,523
Wartsila OYJ Abp (Finland)	203,628	2,253,615
Weir Group PLC (The) (United Kingdom)	112,969	2,260,021
Xylem, Inc.	20,572	1,620,868

		14,088,636

Integrated Oil & Gas — 14.6%
BP PLC (United Kingdom)	1,840,555	11,542,327
Chevron Corp.	32,971	3,973,335
Eni SpA (Italy)	132,422	2,055,422
Equinor ASA (Norway)	300,620	6,002,524
Exxon Mobil Corp.	34,880	2,433,927
Galp Energia SGPS SA (Portugal)	293,282	4,915,308
Occidental Petroleum Corp.	108,582	4,474,664

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Integrated Oil & Gas (continued)
Royal Dutch Shell PLC (Netherlands), (Class B Stock)	41,237	$1,227,409
Suncor Energy, Inc. (Canada)	81,832	2,684,090
TOTAL SA (France)	389,239	21,552,911

		60,861,917

IT Consulting & Other Services — 0.5%
KBR, Inc.	66,690	2,034,045

Metal & Glass Containers — 1.8%
Ball Corp.	83,907	5,426,266
Verallia SASU (France), 144A*	59,407	2,024,010

		7,450,276

Multi-Utilities — 0.6%
Sempra Energy	17,700	2,681,196

Oil & Gas Equipment & Services — 6.4%
Apergy Corp.*	63,100	2,131,518
Cactus, Inc. (Class A Stock)	30,140	1,034,405
Dril-Quip, Inc.*(a)	29,274	1,373,243
Enerflex Ltd. (Canada)	79,311	746,967
Halliburton Co.	196,953	4,819,440
Liberty Oilfield Services, Inc. (Class A Stock)(a)	185,231	2,059,769
National Oilwell Varco, Inc.	45,900	1,149,795
Schlumberger Ltd.	195,519	7,859,864
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	18,004	1,022,730
Tenaris SA (Luxembourg)	258,145	2,915,597
TGS NOPEC Geophysical Co. ASA (Norway)	48,795	1,502,577

		26,615,905

Oil & Gas Exploration & Production — 17.1%
Aker BP ASA (Norway)	26,301	863,469
Cairn Energy PLC (United Kingdom)*	562,451	1,518,347
Concho Resources, Inc.	118,143	10,345,782
ConocoPhillips	142,941	9,295,453
Contango Oil & Gas Co. (original cost $870,753; purchased 12/23/2019)*(f)	348,301	1,217,521
Continental Resources, Inc.	128,139	4,395,168
Devon Energy Corp.	136,498	3,544,853
Diamondback Energy, Inc.(a)	61,579	5,718,226
EOG Resources, Inc.	125,989	10,552,839
Hurricane Energy PLC (United Kingdom)*(a)	1,117,233	497,690
Jagged Peak Energy, Inc.*	171,719	1,457,894
Kelt Exploration Ltd. (Canada)*	316,556	1,187,192
Kosmos Energy Ltd. (Ghana)	407,922	2,325,155
Lundin Petroleum AB (Sweden)	130,552	4,436,779
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	157,772	1,984,772
Noble Energy, Inc.	37,000	919,080
Pioneer Natural Resources Co.	52,616	7,964,484
WPX Energy, Inc.*	206,292	2,834,452

		71,059,156

Oil & Gas Refining & Marketing — 2.3%
Marathon Petroleum Corp.	52,755	3,178,489

COMMON STOCKS (continued)	Shares	Value
Oil & Gas Refining & Marketing (continued)
Phillips 66	31,094	$3,464,183
Valero Energy Corp.	28,910	2,707,421

		9,350,093

Oil & Gas Storage & Transportation — 2.9%
Enbridge, Inc. (Canada)	64,406	2,561,427
Targa Resources Corp.	30,200	1,233,066
TC Energy Corp. (Canada)(a)	154,217	8,221,308

		12,015,801

Packaged Foods & Meats — 1.2%
Sanderson Farms, Inc.(a)	29,237	5,152,144

Paper Packaging — 2.3%
Avery Dennison Corp.	21,810	2,853,184
International Paper Co.	69,284	3,190,528
Packaging Corp. of America(a)	30,400	3,404,496

		9,448,208

Paper Products — 0.8%
Domtar Corp.	20,191	772,104
Mondi PLC (United Kingdom)	113,079	2,671,310

		3,443,414

Semiconductor Equipment — 0.4%
Entegris, Inc.(a)	34,100	1,708,069

Specialty Chemicals — 10.5%
Akzo Nobel NV (Netherlands)	31,506	3,204,593
Croda International PLC (United Kingdom)	43,792	2,969,931
DuPont de Nemours, Inc.	57,002	3,659,528
Koninklijke DSM NV (Netherlands)	36,479	4,754,797
PPG Industries, Inc.	39,325	5,249,494
Quaker Chemical Corp.(a)	20,449	3,364,270
RPM International, Inc.	82,644	6,343,753
Sherwin-Williams Co. (The)	10,351	6,040,223
Shin-Etsu Chemical Co. Ltd. (Japan)	13,100	1,442,019
Symrise AG (Germany)	24,456	2,581,476
Umicore SA (Belgium)	43,271	2,108,414
Victrex PLC (United Kingdom)	63,977	2,113,261

		43,831,759

Trading Companies & Distributors — 0.4%
Finning International, Inc. (Canada)	86,300	1,681,406

TOTAL COMMON STOCKS (cost $384,467,774)		409,646,766

PREFERRED STOCKS — 1.2%
Electric Utilities — 0.6%
American Electric Power Co., Inc., CVT, 6.125%	24,264	1,313,410
Southern Co. (The), CVT, 6.750%	20,689	1,115,137

		2,428,547

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

PREFERRED STOCKS (continued)	Shares	Value
Multi-Utilities — 0.6%
Sempra Energy, Series A, CVT, 6.000%	21,598	$2,592,192

TOTAL PREFERRED STOCKS (cost $4,533,370)		5,020,739

TOTAL LONG-TERM INVESTMENTS (cost $389,001,144)		414,667,505

SHORT-TERM INVESTMENTS — 7.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	983,930	983,930
PGIM Institutional Money Market Fund (cost $29,084,827; includes $29,042,255 of cash collateral for securities on loan)(b)(w)	29,079,968	29,085,784

TOTAL SHORT-TERM INVESTMENTS (cost $30,068,757)		30,069,714

TOTAL INVESTMENTS — 106.8% (cost $419,069,901)		444,737,219
Liabilities in excess of other assets — (6.8)%		(28,177,819)

NET ASSETS — 100.0%		$416,559,400

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,556,313; cash collateral of $29,042,255 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $870,753. The aggregate value of $1,217,521 is 0.3% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$20,434,056	$—
Austria	—	1,022,730	—
Belgium	—	2,108,414	—
Canada	32,980,446	—	—
Chile	2,246,340	1,306,577	—
Denmark	—	1,535,815	—
Finland	—	3,922,138	—
France	—	25,731,631	—
Germany	—	3,001,704	—
Ghana	2,325,155	—	—
Italy	—	2,055,422	—
Japan	—	3,381,807	—
Luxembourg	869,291	2,915,597	—
Netherlands	—	9,186,799	—
Norway	—	10,800,541	—
Peru	3,341,052	—	—
Portugal	—	4,915,308	—
Sweden	—	15,906,541	—
Switzerland	—	1,291,803	—

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
United Kingdom	$12,254,950	$26,441,531	$—
United States	218,453,597	—	1,217,521
Preferred Stocks
United States	5,020,739	—	—
Affiliated Mutual Funds	30,069,714	—	—

Total	$307,561,284	$135,958,414	$1,217,521

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Oil & Gas Exploration & Production	17.1%
Integrated Oil & Gas	14.6
Specialty Chemicals	10.5
Affiliated Mutual Funds (7.0% represents investments purchased with collateral from securities on loan)	7.2
Oil & Gas Equipment & Services	6.4
Electric Utilities	5.9
Industrial Gases	5.6
Diversified Metals & Mining	5.3
Industrial Machinery	3.4
Oil & Gas Storage & Transportation	2.9
Gold	2.9
Paper Packaging	2.3
Oil & Gas Refining & Marketing	2.3
Copper	2.2
Construction Machinery & Heavy Trucks	2.2
Agricultural & Farm Machinery	1.9
Fertilizers & Agricultural Chemicals	1.8
Metal & Glass Containers	1.8
Packaged Foods & Meats	1.2
Forest Products	1.2

Multi-Utilities	1.2%
Construction & Engineering	1.1
Gas Utilities	1.0
Commodity Chemicals	0.9
Paper Products	0.8
Diversified Chemicals	0.8
Electrical Components & Equipment	0.6
IT Consulting & Other Services	0.5
Semiconductor Equipment	0.4
Aluminum	0.4
Trading Companies & Distributors	0.4
Heavy Electrical Equipment	0.0 *
Biotechnology	0.0 *

106.8
Liabilities in excess of other assets	(6.8)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$28,556,313	$(28,556,313)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $28,556,313:
Unaffiliated investments (cost $389,001,144)	$414,667,505
Affiliated investments (cost $30,068,757)	30,069,714
Foreign currency, at value (cost $577,246)	583,474
Cash	4,468
Tax reclaim receivable	946,231
Dividends receivable	515,760
Receivable for investments sold	83,250
Receivable for Portfolio shares sold	5,242
Prepaid expenses and other assets	3,566

Total Assets	446,879,210

LIABILITIES
Payable to broker for collateral for securities on loan	29,042,255
Payable to affiliate	786,157
Payable for investments purchased	173,769
Management fee payable	167,669
Accrued expenses and other liabilities	104,595
Payable for Portfolio shares repurchased	27,942
Distribution fee payable	17,066
Affiliated transfer agent fee payable	357

Total Liabilities	30,319,810

NET ASSETS	$416,559,400

Net assets were comprised of:
Partners’ Equity	$416,559,400

Net asset value and redemption price per share, $416,559,400 / 18,497,976 outstanding shares of beneficial interest	$22.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $540,442 foreign withholding tax, of which $5,890 is reimbursable by an affiliate)	$10,983,635
Affiliated dividend income	138,498
Income from securities lending, net (including affiliated income of $104,205)	137,483

Total income	11,259,616

EXPENSES
Management fee	2,873,616
Distribution fee	983,950
Custodian and accounting fees	133,343
Audit fee	26,200
Trustees’ fees	13,720
Legal fees and expenses	13,196
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Shareholders’ reports	4,212
Miscellaneous	32,928

Total expenses	4,088,174
Less: Fee waiver and/or expense reimbursement	(52,813)

Net expenses	4,035,361

NET INVESTMENT INCOME (LOSS)	7,224,255

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,470)	(11,277,774)
Foreign currency transactions	(7,987)

(11,285,761)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,218)	60,768,504
Foreign currencies	21,457

60,789,961

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	49,504,200

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,728,455

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,224,255	$6,876,849
Net realized gain (loss) on investment and foreign currency transactions	(11,285,761)	9,640,890
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	60,789,961	(91,540,433)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,728,455	(75,022,694)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,965,693 and 1,517,679 shares, respectively]	82,854,244	32,956,298
Portfolio shares repurchased [2,329,943 and 8,150,515 shares, respectively]	(48,004,403)	(176,360,352)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	34,849,841	(143,404,054)

CAPITAL CONTRIBUTIONS	50,946	254,207

TOTAL INCREASE (DECREASE)	91,629,242	(218,172,541)
NET ASSETS:
Beginning of year	324,930,158	543,102,699

End of year	$416,559,400	$324,930,158

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST TEMPLETON GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 64.7%

SOVEREIGN BONDS — 44.4%
Argentina — 0.7%
Argentina Bonar Bonds,
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+ 2.000%
42.836%(c)	04/03/22	ARS	5,730	$48,676
Argentina POM Politica Monetaria,
Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
56.589%(c)	06/21/20	ARS	3,941	34,368
Argentine Bonos del Tesoro,
Bonds
15.500%	10/17/26	ARS	176,989	781,401
16.000%	10/17/23	ARS	97,317	445,072
Unsec’d. Notes
18.200%	10/03/21	ARS	90,914	453,011
Bonos de la Nacion Argentina con Ajuste por CER,
Bonds
4.000%	03/06/20	ARS	1,065	10,271
Bonos de la Nacion Argentina en Moneda Dua,
Unsec’d. Notes
4.500%	02/13/20		1,077	607,159

				2,379,958

Brazil — 10.3%
Brazil Notas do Tesouro Nacional,
Notes, Series F
10.000%	01/01/21	BRL	3,930	1,026,909
10.000%	01/01/23	BRL	34,398	9,507,314
10.000%	01/01/25	BRL	37,849	10,815,705
10.000%	01/01/27	BRL	42,883	12,570,382

				33,920,310

Colombia — 1.4%
Colombia Government International Bond,
Sr. Unsec’d. Notes
4.375%	03/21/23	COP	37,000	10,991
7.750%	04/14/21	COP	245,000	76,897
9.850%	06/28/27	COP	59,000	22,490
Colombian TES,
Bonds, Series B
6.000%	04/28/28	COP	2,968,800	897,477
7.000%	05/04/22	COP	1,048,000	332,742
7.500%	08/26/26	COP	4,120,500	1,367,459
10.000%	07/24/24	COP	4,494,000	1,618,425
11.000%	07/24/20	COP	903,000	285,283

				4,611,764

Ghana — 1.4%
Ghana Treasury Note,
Notes
17.180%	01/06/20	GHS	50	8,772
Republic of Ghana Government Bonds,
Bonds
16.500%	03/22/21	GHS	220	36,772
16.500%	02/06/23	GHS	2,220	346,020
17.600%	11/28/22	GHS	100	16,131
18.250%	09/21/20	GHS	100	17,359
18.250%	07/25/22	GHS	23,550	3,944,646

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ghana (continued)
18.500%	06/01/20	GHS	60	$10,474
19.750%	03/15/32	GHS	265	41,874
21.500%	03/09/20	GHS	80	14,073
24.750%	03/01/21	GHS	100	18,169
24.750%	07/19/21	GHS	130	23,834
Unsec’d. Notes
16.250%	05/17/21	GHS	820	136,723

				4,614,847

Indonesia — 8.2%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Series 034
12.800%	06/15/21	IDR	8,277,000	655,290
Sr. Unsec’d. Notes, Series 035
12.900%	06/15/22	IDR	909,000	75,377
Sr. Unsec’d. Notes, Series 043
10.250%	07/15/22	IDR	14,584,000	1,148,022
Sr. Unsec’d. Notes, Series 056
8.375%	09/15/26	IDR	83,164,000	6,455,671
Sr. Unsec’d. Notes, Series 061
7.000%	05/15/22	IDR	121,498,000	8,926,919
Sr. Unsec’d. Notes, Series 063
5.625%	05/15/23	IDR	46,670,000	3,301,941
Sr. Unsec’d. Notes, Series 070
8.375%	03/15/24	IDR	66,672,000	5,139,034
Sr. Unsec’d. Notes, Series 071
9.000%	03/15/29	IDR	17,887,000	1,446,778

				27,149,032

Mexico — 10.1%
Mexican Bonos,
Bonds, Series M
6.500%	06/10/21	MXN	112,510	5,933,828
6.500%	06/09/22	MXN	137,850	7,254,909
8.000%	06/11/20	MXN	98,130	5,225,226
Bonds, Series M 20
10.000%	12/05/24	MXN	19,580	1,176,181
Sr. Unsec’d. Notes, Series M
7.250%	12/09/21	MXN	174,080	9,289,336
8.000%	12/07/23	MXN	35,440	1,953,812
Mexican Udibonos,
Bonds, TIPS, Series S
2.500%	12/10/20	MXN	50,960	2,669,870

				33,503,162

Norway — 3.7%
Norway Government Bond,
Bonds, Series 474, 144A
3.750%	05/25/21	NOK	34,001	4,002,288
Bonds, Series 475, 144A
2.000%	05/24/23	NOK	32,602	3,786,863
Bonds, Series 476, 144A
3.000%	03/14/24	NOK	27,417	3,325,789
Bonds, Series 477, 144A
1.750%	03/13/25	NOK	10,392	1,205,033

				12,319,973

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
South Korea — 4.3%
Korea Monetary Stabilization Bond,
Sr. Unsec’d. Notes, Series 2002
2.160%	02/02/20	KRW	325,000	$281,202
Sr. Unsec’d. Notes, Series 2006
2.140%	06/02/20	KRW	633,000	549,116
Sr. Unsec’d. Notes, Series 2010
2.050%	10/05/20	KRW	1,330,000	1,155,804
Korea Treasury Bond,
Sr. Unsec’d. Notes, Series 2006
1.750%	06/10/20	KRW	324,000	280,661
Sr. Unsec’d. Notes, Series 2309
2.250%	09/10/23	KRW	7,719,000	6,856,109
Sr. Unsec’d. Notes, Series 2403
1.875%	03/10/24	KRW	1,442,000	1,264,783
Sr. Unsec’d. Notes, Series 2409
1.375%	09/10/24	KRW	3,445,280	2,962,309
3.000%	09/10/24	KRW	960,000	886,203

				14,236,187

Thailand — 4.3%
Bank of Thailand Bond,
Sr. Unsec’d. Notes
1.340%	02/26/20	THB	889	29,683
1.570%	09/25/20	THB	1,268	42,443
1.770%	03/27/20	THB	22,403	748,899
1.820%	08/27/20	THB	2,404	80,572
1.950%	11/26/20	THB	400,867	13,471,331

				14,372,928

TOTAL SOVEREIGN BONDS (cost $166,548,259)				147,108,161

U.S. TREASURY OBLIGATIONS — 20.3%
U.S. Treasury Notes
1.125%	07/31/21		31,365	31,127,312
1.125%	08/31/21		6,117	6,068,972
1.125%	09/30/21		3,548	3,518,895
1.250%	01/31/20		500	499,805
1.500%	08/31/21		10,482	10,464,394
1.500%	09/30/21		7,451	7,438,485
2.125%	12/31/21		4,010	4,051,196
2.625%	07/15/21		3,856	3,915,497

TOTAL U.S. TREASURY OBLIGATIONS (cost $67,212,385)				67,084,556

TOTAL LONG-TERM INVESTMENTS (cost $233,760,644)				214,192,717

SHORT-TERM INVESTMENTS — 27.8%

FOREIGN TREASURY OBLIGATIONS(n) — 13.3%
Argentina — 0.5%
Argentina Treasury Bills
61.544%	05/13/20	ARS	4,143	38,601
76.529%	08/27/20	ARS	6,348	70,231
95.847%	07/29/20	ARS	25,544	256,809
97.612%	04/28/20	ARS	37,907	412,122
101.298%	10/29/20	ARS	13,173	117,831
108.308%	03/30/20	ARS	51,872	593,007

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS(n) (continued)
Argentina (continued)
115.486%	04/08/20	ARS	10,585	$96,637
165.370%	05/28/20	ARS	2,160	22,417
224.327%	02/26/20	ARS	5,639	57,108
254.285%	03/11/20	ARS	3,363	32,326

				1,697,089

Japan — 11.4%
Japan Treasury Bills
(0.395)%	01/14/20	JPY	366,600	3,374,243
(0.314)%	03/10/20	JPY	179,600	1,653,432
(0.300)%	01/20/20	JPY	219,000	2,015,744
(0.275)%	04/10/20	JPY	186,650	1,718,430
(0.260)%	01/27/20	JPY	366,000	3,368,826
(0.259)%	05/20/20	JPY	14,500	133,523
(0.254)%	05/11/20	JPY	156,500	1,441,068
(0.235)%	09/23/20	JPY	168,000	1,547,912
(0.220)%	02/25/20	JPY	808,500	7,442,681
(0.210)%	02/03/20	JPY	473,800	4,361,277
(0.182)%	02/10/20	JPY	1,165,000	10,723,932

				37,781,068

Mexico — 0.6%
Mexico Cetes
11.136%	04/02/20	MXN	3,801	1,973,996

Norway — 0.8%
Norway Treasury Bills
1.184%	09/16/20	NOK	3,359	379,450
1.215%	03/18/20	NOK	14,262	1,620,929
1.242%	06/17/20	NOK	5,630	638,214

				2,638,593

Thailand — 0.0%
Bank of Thailand Bills
1.492%	08/06/20	THB	1,653	54,794
1.590%	07/02/20	THB	382	12,677
1.600%	03/12/20	THB	338	11,257

				78,728

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $47,227,359)				44,169,474

U.S. GOVERNMENT AGENCY OBLIGATION(n) — 14.5%
Federal Home Loan Bank
1.150%	01/02/20		47,900	47,896,155

(cost $47,898,470)
TOTAL SHORT-TERM INVESTMENTS (cost $95,125,829)				92,065,629

TOTAL INVESTMENTS — 92.5% (cost $328,886,473)				306,258,346
Other assets in excess of liabilities(z) — 7.5%				24,854,221

NET ASSETS — 100.0%				$331,112,567

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.
(n)	Rate shown reflects yield to maturity at purchased date.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	AUD	4,194	$2,848,536	$2,943,921	$95,385	$—
Euro,
Expiring 02/03/20	JPMorgan Chase Bank, N.A.	EUR	3,035	3,392,205	3,411,555	19,350	—
Expiring 03/09/20	Deutsche Bank AG	EUR	1,860	2,075,779	2,095,366	19,587	—
Expiring 04/08/20	Deutsche Bank AG	EUR	1,860	2,079,214	2,099,316	20,102	—
Expiring 04/08/20	Goldman Sachs Bank USA	EUR	4,160	4,653,168	4,695,244	42,076	—
Expiring 04/29/20	Goldman Sachs Bank USA	EUR	272	305,184	307,951	2,767	—
Expiring 04/30/20	Deutsche Bank AG	EUR	2,423	2,713,026	2,738,991	25,965	—
Expiring 04/30/20	HSBC Bank PLC	EUR	900	1,007,751	1,017,173	9,422	—
Expiring 07/23/20	UBS AG	EUR	3,416	3,850,413	3,880,775	30,362	—
Japanese Yen,
Expiring 02/26/20	Citibank, N.A.	JPY	392,167	3,733,862	3,620,935	—	(112,927)
Expiring 02/27/20	Citibank, N.A.	JPY	267,408	2,543,503	2,469,158	—	(74,345)
Expiring 02/27/20	JPMorgan Chase Bank, N.A.	JPY	264,295	2,513,817	2,440,420	—	(73,397)
Expiring 02/28/20	Citibank, N.A.	JPY	513,529	4,918,929	4,742,044	—	(176,885)
Expiring 03/06/20	HSBC Bank PLC	JPY	158,576	1,494,705	1,464,911	—	(29,794)
Expiring 03/06/20	JPMorgan Chase Bank, N.A.	JPY	150,607	1,421,131	1,391,298	—	(29,833)
Expiring 03/23/20	HSBC Bank PLC	JPY	364,888	3,436,827	3,374,081	—	(62,746)
Expiring 03/23/20	HSBC Bank PLC	JPY	340,383	3,200,794	3,147,486	—	(53,308)
Expiring 03/23/20	JPMorgan Chase Bank, N.A.	JPY	238,972	2,246,778	2,209,745	—	(37,033)
Expiring 03/23/20	JPMorgan Chase Bank, N.A.	JPY	238,457	2,242,922	2,204,987	—	(37,935)
Expiring 03/24/20	JPMorgan Chase Bank, N.A.	JPY	123,913	1,176,347	1,145,876	—	(30,471)
Expiring 06/08/20	HSBC Bank PLC	JPY	158,576	1,503,378	1,472,639	—	(30,739)
Expiring 06/08/20	JPMorgan Chase Bank, N.A.	JPY	150,607	1,429,493	1,398,637	—	(30,856)
Expiring 06/18/20	HSBC Bank PLC	JPY	486,490	4,486,880	4,520,385	33,505	—
Expiring 06/22/20	JPMorgan Chase Bank, N.A.	JPY	238,972	2,259,737	2,220,979	—	(38,758)
Expiring 06/24/20	BNP Paribas S.A.	JPY	603,905	5,768,004	5,613,263	—	(154,741)
Expiring 08/31/20	Citibank, N.A.	JPY	321,753	3,113,250	3,001,964	—	(111,286)
Norwegian Krone,
Expiring 01/03/20	Deutsche Bank AG	NOK	6,414	702,603	730,594	27,991	—
Expiring 02/26/20	Deutsche Bank AG	NOK	15,722	1,755,670	1,791,103	35,433	—
Expiring 03/23/20	Deutsche Bank AG	NOK	12,841	1,436,185	1,462,927	26,742	—
Expiring 03/24/20	Deutsche Bank AG	NOK	9,658	1,074,054	1,100,344	26,290	—
Expiring 06/15/20	JPMorgan Chase Bank, N.A.	NOK	23,469	2,564,673	2,673,908	109,235	—
Expiring 06/16/20	JPMorgan Chase Bank, N.A.	NOK	23,326	2,564,677	2,657,639	92,962	—
Expiring 06/19/20	JPMorgan Chase Bank, N.A.	NOK	23,896	2,651,314	2,722,479	71,165	—
Expiring 09/21/20	JPMorgan Chase Bank, N.A.	NOK	20,939	2,320,786	2,385,074	64,288	—

				$85,485,595	$85,153,168	752,627	(1,085,054)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	AUD	4,194	$2,938,029	$2,943,921	$—	$(5,892)
Brazilian Real,
Expiring 02/04/20	JPMorgan Chase Bank, N.A.	BRL	6,947	1,687,516	1,725,120	—	(37,604)
Expiring 03/03/20	JPMorgan Chase Bank, N.A.	BRL	8,711	2,109,415	2,160,171	—	(50,756)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Brazilian Real (continued),
Expiring 05/05/20	JPMorgan Chase Bank, N.A.	BRL	7,879	$1,900,852	$1,947,681	$—	$(46,829)
Euro,
Expiring 02/03/20	JPMorgan Chase Bank, N.A.	EUR	3,035	3,430,278	3,411,554	18,724	—
Expiring 03/09/20	Deutsche Bank AG	EUR	1,860	2,072,691	2,095,366	—	(22,675)
Expiring 04/08/20	Deutsche Bank AG	EUR	1,860	2,068,692	2,099,316	—	(30,624)
Expiring 04/08/20	Goldman Sachs Bank USA	EUR	4,160	4,623,632	4,695,244	—	(71,612)
Expiring 04/29/20	Goldman Sachs Bank USA	EUR	272	306,206	307,951	—	(1,745)
Expiring 04/30/20	Deutsche Bank AG	EUR	2,423	2,721,318	2,738,991	—	(17,673)
Expiring 04/30/20	HSBC Bank PLC	EUR	5,863	6,594,848	6,626,375	—	(31,527)
Expiring 05/20/20	Bank of America, N.A.	EUR	2,938	3,287,308	3,325,081	—	(37,773)
Expiring 05/20/20	JPMorgan Chase Bank, N.A.	EUR	3,089	3,459,439	3,495,590	—	(36,151)
Expiring 05/26/20	Deutsche Bank AG	EUR	2,744	2,711,963	2,744,458	—	(32,495)
Expiring 05/29/20	Bank of America, N.A.	EUR	17,587	19,604,053	19,912,220	—	(308,167)
Expiring 07/23/20	UBS AG	EUR	3,925	4,456,261	4,458,648	—	(2,387)
Expiring 10/13/20	HSBC Bank PLC	EUR	2,191	2,461,630	2,501,229	—	(39,599)
Expiring 10/15/20	Deutsche Bank AG	EUR	4,105	4,630,522	4,687,732	—	(57,210)
Japanese Yen,
Expiring 02/26/20	Citibank, N.A.	JPY	205,667	1,930,382	1,898,954	31,428	—
Expiring 02/26/20	Citibank, N.A.	JPY	186,500	1,776,123	1,721,981	54,142	—
Expiring 02/27/20	Citibank, N.A.	JPY	267,408	2,510,026	2,469,158	40,868	—
Expiring 02/27/20	JPMorgan Chase Bank, N.A.	JPY	180,858	1,692,484	1,669,986	22,498	—
Expiring 02/28/20	Citibank, N.A.	JPY	271,575	2,539,781	2,507,785	31,996	—
Expiring 02/28/20	Citibank, N.A.	JPY	241,954	2,271,235	2,234,258	36,977	—
Expiring 03/06/20	HSBC Bank PLC	JPY	158,576	1,512,506	1,464,911	47,595	—
Expiring 03/06/20	JPMorgan Chase Bank, N.A.	JPY	150,607	1,431,577	1,391,298	40,279	—
Expiring 03/23/20	HSBC Bank PLC	JPY	705,271	6,733,123	6,521,568	211,555	—
Expiring 03/23/20	JPMorgan Chase Bank, N.A.	JPY	477,429	4,542,386	4,414,732	127,654	—
Expiring 03/24/20	JPMorgan Chase Bank, N.A.	JPY	123,913	1,179,005	1,145,876	33,129	—
Expiring 06/08/20	HSBC Bank PLC	JPY	158,576	1,520,453	1,472,639	47,814	—
Expiring 06/08/20	JPMorgan Chase Bank, N.A.	JPY	150,607	1,439,128	1,398,637	40,491	—
Expiring 06/22/20	JPMorgan Chase Bank, N.A.	JPY	238,972	2,285,161	2,220,979	64,182	—
Expiring 08/31/20	Citibank, N.A.	JPY	321,753	3,042,611	3,001,964	40,647	—
Mexican Peso,
Expiring 04/06/20	HSBC Bank PLC	MXN	183,320	9,000,420	9,557,750	—	(557,330)
Expiring 04/08/20	Citibank, N.A.	MXN	13,269	660,698	691,604	—	(30,906)
Expiring 06/17/20	Citibank, N.A.	MXN	22,084	1,086,640	1,139,454	—	(52,814)
Expiring 06/17/20	Citibank, N.A.	MXN	13,349	655,732	688,760	—	(33,028)
Expiring 06/17/20	Citibank, N.A.	MXN	10,064	495,495	519,266	—	(23,771)
Expiring 10/07/20	HSBC Bank PLC	MXN	136,710	6,551,405	6,943,339	—	(391,934)
Expiring 10/08/20	Citibank, N.A.	MXN	13,615	660,705	691,398	—	(30,693)
Expiring 10/09/20	Citibank, N.A.	MXN	10,226	495,530	519,228	—	(23,698)
Expiring 10/13/20	Citibank, N.A.	MXN	22,457	1,086,654	1,139,653	—	(52,999)
Expiring 10/13/20	Citibank, N.A.	MXN	11,636	562,088	590,506	—	(28,418)
Expiring 10/15/20	Citibank, N.A.	MXN	50,183	2,435,619	2,546,020	—	(110,401)
Expiring 10/16/20	Citibank, N.A.	MXN	45,950	2,250,719	2,330,949	—	(80,230)
Norwegian Krone,
Expiring 01/03/20	Deutsche Bank AG	NOK	6,414	697,993	730,594	—	(32,601)
Expiring 02/26/20	Deutsche Bank AG	NOK	15,722	1,710,904	1,791,103	—	(80,199)
Expiring 03/23/20	Deutsche Bank AG	NOK	12,841	1,408,012	1,462,927	—	(54,915)
Expiring 03/24/20	Deutsche Bank AG	NOK	9,658	1,051,028	1,100,344	—	(49,316)
South Korean Won,
Expiring 02/21/20	Citibank, N.A.	KRW	1,296,000	1,113,306	1,122,369	—	(9,063)
Expiring 03/09/20	Goldman Sachs Bank USA	KRW	2,198,000	1,892,624	1,904,665	—	(12,041)
Expiring 03/20/20	Citibank, N.A.	KRW	1,245,000	1,057,639	1,079,530	—	(21,891)

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
South Korean Won (continued),
Expiring 05/29/20	Deutsche Bank AG	KRW	11,797,000	$10,119,231	$10,251,423	$—	$(132,192)

				$152,463,076	$154,212,256	889,979	(2,639,159)

						$1,642,606	$(3,724,213)

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/14/20	Buy	JPY	329,337	AUD	4,490	$—	$(118,566)	JPMorgan Chase Bank, N.A.
02/10/20	Buy	CHF	2,018	EUR	1,837	25,912	—	UBS AG
02/12/20	Buy	CHF	1,980	EUR	1,803	24,800	—	Goldman Sachs Bank USA
02/13/20	Buy	SEK	24,264	EUR	2,273	39,656	—	Deutsche Bank AG
02/21/20	Buy	JPY	516,021	AUD	7,211	—	(303,658)	JPMorgan Chase Bank, N.A.
02/25/20	Buy	JPY	218,242	AUD	3,053	—	(130,266)	Citibank, N.A.
02/25/20	Buy	JPY	322,995	EUR	2,737	—	(98,916)	HSBC Bank PLC
03/06/20	Buy	JPY	728,315	AUD	10,170	—	(419,966)	Citibank, N.A.
03/12/20	Buy	JPY	252,623	AUD	3,430	—	(76,774)	HSBC Bank PLC
03/12/20	Buy	JPY	302,980	AUD	4,060	—	(54,312)	JPMorgan Chase Bank, N.A.
03/13/20	Buy	JPY	130,113	AUD	1,750	—	(27,820)	HSBC Bank PLC
03/13/20	Buy	SEK	24,264	EUR	2,272	39,544	—	Deutsche Bank AG
03/25/20	Buy	JPY	323,596	EUR	2,737	—	(94,130)	HSBC Bank PLC
03/31/20	Buy	JPY	143,144	EUR	1,215	—	(46,111)	Citibank, N.A.
04/02/20	Buy	JPY	444,241	EUR	3,769	—	(142,188)	JPMorgan Chase Bank, N.A.
04/02/20	Buy	JPY	592,222	EUR	5,024	—	(188,994)	Citibank, N.A.
04/15/20	Buy	SEK	24,264	EUR	2,232	82,954	—	Deutsche Bank AG
04/30/20	Buy	JPY	146,946	EUR	1,215	—	(11,198)	Citibank, N.A.
05/08/20	Buy	CHF	2,018	EUR	1,838	25,842	—	UBS AG
05/12/20	Buy	CHF	1,980	EUR	1,805	24,745	—	Goldman Sachs Bank USA
05/13/20	Buy	SEK	24,264	EUR	2,279	28,740	—	Deutsche Bank AG
05/21/20	Buy	JPY	514,276	AUD	7,211	—	(305,869)	JPMorgan Chase Bank, N.A.
05/21/20	Buy	JPY	531,626	AUD	7,211	—	(144,903)	JPMorgan Chase Bank, N.A.
05/22/20	Buy	JPY	323,200	EUR	2,737	—	(99,107)	HSBC Bank PLC
05/22/20	Buy	JPY	328,766	EUR	2,737	—	(47,461)	HSBC Bank PLC
06/12/20	Buy	JPY	128,882	AUD	1,740	—	(28,503)	JPMorgan Chase Bank, N.A.
06/12/20	Buy	JPY	131,975	AUD	1,780	—	(27,941)	HSBC Bank PLC
06/12/20	Buy	JPY	228,428	AUD	3,110	—	(68,867)	JPMorgan Chase Bank, N.A.
06/12/20	Buy	JPY	231,599	AUD	3,120	—	(46,452)	JPMorgan Chase Bank, N.A.
06/12/20	Buy	JPY	251,865	AUD	3,430	—	(76,575)	HSBC Bank PLC
06/15/20	Buy	SEK	24,264	EUR	2,269	39,124	—	Deutsche Bank AG
06/15/20	Buy	SEK	24,264	EUR	2,312	—	(9,742)	Deutsche Bank AG
06/30/20	Buy	JPY	143,120	EUR	1,215	—	(47,321)	Citibank, N.A.
08/10/20	Buy	CHF	2,018	EUR	1,840	25,796	—	UBS AG
08/12/20	Buy	CHF	1,980	EUR	1,806	24,598	—	Goldman Sachs Bank USA
08/21/20	Buy	JPY	512,476	AUD	7,211	—	(308,069)	JPMorgan Chase Bank, N.A.
08/24/20	Buy	JPY	216,101	AUD	3,045	—	(132,466)	Citibank, N.A.
08/24/20	Buy	JPY	323,443	EUR	2,737	—	(99,162)	HSBC Bank PLC
09/30/20	Buy	JPY	143,168	EUR	1,215	—	(47,912)	Citibank, N.A.
09/30/20	Buy	JPY	147,376	EUR	1,215	—	(8,591)	Citibank, N.A.
11/09/20	Buy	CHF	2,018	EUR	1,841	25,739	—	UBS AG
11/12/20	Buy	CHF	1,980	EUR	1,807	24,637	—	Goldman Sachs Bank USA

						$432,087	$(3,211,840)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
8,150	03/31/44	3.489%(S)	3 Month LIBOR(1)(Q)	$—	$(2,318,446)	$(2,318,446)
3,500	03/13/47	2.794%(S)	3 Month LIBOR(1)(Q)	—	(548,102)	(548,102)
9,100	07/29/47	2.587%(S)	3 Month LIBOR(1)(Q)	—	(1,048,498)	(1,048,498)
4,344	02/20/48	2.980%(S)	3 Month LIBOR(1)(Q)	—	(886,966)	(886,966)
4,344	02/22/48	3.002%(S)	3 Month LIBOR(1)(Q)	—	(908,586)	(908,586)
4,344	02/23/48	3.019%(S)	3 Month LIBOR(1)(Q)	—	(924,815)	(924,815)

				$—	$(6,635,413)	$(6,635,413)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$1,745,853	$—
JPMorgan Securities LLC	2,484,082	—

Total	$4,229,935	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Sovereign Bonds
Argentina	$—	$2,379,958	$—
Brazil	—	33,920,310	—
Colombia	—	4,611,764	—
Ghana	—	4,614,847	—
Indonesia	—	27,149,032	—
Mexico	—	33,503,162	—
Norway	—	12,319,973	—
South Korea	—	14,236,187	—
Thailand	—	14,372,928	—
U.S. Treasury Obligations	—	67,084,556	—
Foreign Treasury Obligations
Argentina	—	1,697,089	—
Japan	—	37,781,068	—
Mexico	—	1,973,996	—
Norway	—	2,638,593	—
Thailand	—	78,728	—
U.S. Government Agency Obligation	—	47,896,155	—

Total	$—	$306,258,346	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$1,642,606	$—
OTC Cross Currency Exchange Contracts	—	432,087	—

Total	$—	$2,074,693	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(3,724,213)	$—
OTC Cross Currency Exchange Contracts	—	(3,211,840)	—
Centrally Cleared Interest Rate Swap Agreements	—	(6,635,413)	—

Total	$—	$(13,571,466)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Sovereign Bonds	44.4%
U.S. Treasury Obligations	20.3
U.S. Government Agency Obligation	14.5
Foreign Treasury Obligations	13.3

92.5
Other assets in excess of liabilities	7.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	$432,087	Unrealized depreciation on OTC cross currency exchange contracts	$3,211,840
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,642,606	Unrealized depreciation on OTC forward foreign currency exchange contracts	3,724,213
Interest rate contracts	—	—	Due from/to broker — variation margin swaps	6,635,413	*

		$2,074,693		$13,571,466

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$(20)	$—	$—	$—
Foreign exchange contracts	(50)	146	10,363,554	—
Interest rate contracts	—	—	—	(4,089,091)

Total	$(70)	$146	$10,363,554	$(4,089,091)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(4,889,081)	$—
Interest rate contracts	—	(7,325,016)

Total	$(4,889,081)	$(7,325,016)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$15	$994	$67,575,275

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)
$221,885,904	$45,051,449	$60,924,800

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$—	$(345,940)	$(345,940)	$280,000	$(65,940)
BNP Paribas S.A.	—	(154,741)	(154,741)	—	(154,741)
Citibank, N.A.	236,058	(2,006,180)	(1,770,122)	1,670,000	(100,122)
Deutsche Bank AG	412,128	(519,642)	(107,514)	—	(107,514)
Goldman Sachs Bank USA	143,623	(85,398)	58,225	(20,000)	38,225

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
HSBC Bank PLC	$349,891	$(1,844,863)	$(1,494,972)	$1,494,972	$—
JPMorgan Chase Bank, N.A.	799,342	(1,976,902)	(1,177,560)	1,177,560	—
UBS AG	133,651	(2,387)	131,264	(124,563)	6,701

	$2,074,693	$(6,936,053)	$(4,861,360)	$4,477,969	$(383,391)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the and the Portfolios OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $328,886,473)	$306,258,346
Cash	13,479,300
Cash segregated for counterparty — OTC	4,751,922
Foreign currency, at value (cost $1,598,839)	1,127,214
Deposit with broker for centrally cleared/exchange-traded derivatives	4,229,935
Interest receivable	3,507,986
Receivable for Portfolio shares sold	2,480,212
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,642,606
Unrealized appreciation on OTC cross currency exchange contracts	432,087
Tax reclaim receivable	420,561
Due from broker-variation margin swaps	294,942
Prepaid expenses	21,733

Total Assets	338,646,844

LIABILITIES
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,724,213
Unrealized depreciation on OTC cross currency exchange contracts	3,211,840
Payable to affiliate	420,561
Management fee payable	115,109
Accrued expenses and other liabilities	48,762
Distribution fee payable	13,435
Affiliated transfer agent fee payable	357

Total Liabilities	7,534,277

NET ASSETS	$331,112,567

Net assets were comprised of:
Partners’ Equity	$331,112,567

Net asset value and redemption price per share, $331,112,567 / 29,012,862 outstanding shares of beneficial interest	$11.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $439,695 foreign withholding tax, of which $198,122 is reimbursable by an affiliate)	$19,182,136
Affiliated income from securities lending, net	7,482

Total income	19,189,618

EXPENSES
Management fee	2,074,267
Distribution fee	820,991
Custodian and accounting fees	66,403
Audit fee	42,263
Trustees’ fees	13,441
Legal fees and expenses	13,129
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	5,947
Miscellaneous	27,274

Total expenses	3,070,722

NET INVESTMENT INCOME (LOSS)	16,118,896

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,730))	938,114
Forward and cross currency contract transactions	10,363,554
Options written transactions	146
Swap agreements transactions	(4,089,091)
Foreign currency transactions	(4,041,728)

3,170,995

Net change in unrealized appreciation (depreciation) on:
Investments	(1,397,610)
Forward and cross currency contracts	(4,889,081)
Swap agreements	(7,325,016)
Foreign currencies	(362,982)

(13,974,689)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(10,803,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,315,202

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$16,118,896	$14,504,370
Net realized gain (loss) on investment and foreign currency transactions	3,170,995	6,903,203
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(13,974,689)	(16,519,618)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,315,202	4,887,955

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,555,997 and 1,824,341 shares, respectively]	40,825,031	20,174,440
Portfolio shares repurchased [2,285,694 and 6,863,555 shares, respectively]	(26,213,638)	(76,302,569)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	14,611,393	(56,128,129)

CAPITAL CONTRIBUTIONS	1,086	1,673,128

TOTAL INCREASE (DECREASE)	19,927,681	(49,567,046)
NET ASSETS:
Beginning of year	311,184,886	360,751,932

End of year	$331,112,567	$311,184,886

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.4%
TransDigm Group, Inc.	26,571	$14,879,760

Airlines — 1.8%
Alaska Air Group, Inc.(a)	91,494	6,198,719

Auto Components — 2.2%
Dana, Inc.	399,977	7,279,581

Banks — 5.4%
Fifth Third Bancorp	186,610	5,736,391
Pinnacle Financial Partners, Inc.	61,383	3,928,512
Signature Bank	62,285	8,508,754

		18,173,657

Chemicals — 4.9%
Ashland Global Holdings, Inc.	155,136	11,872,558
Eastman Chemical Co.	59,841	4,742,998

		16,615,556

Commercial Services & Supplies — 3.2%
Republic Services, Inc.	118,605	10,630,566

Consumer Finance — 4.5%
Ally Financial, Inc.	379,439	11,595,656
SLM Corp.	384,324	3,424,327

		15,019,983

Containers & Packaging — 2.6%
Packaging Corp. of America(a)	79,727	8,928,627

Diversified Consumer Services — 2.4%
Adtalem Global Education, Inc.*	231,315	8,089,086

Electric Utilities — 7.7%
Entergy Corp.	75,377	9,030,165
Evergy, Inc.	87,232	5,677,931
FirstEnergy Corp.	233,162	11,331,673

		26,039,769

Equity Real Estate Investment Trusts (REITs) — 11.0%
AvalonBay Communities, Inc.	42,336	8,877,859
EPR Properties	139,418	9,848,488
Lamar Advertising Co. (Class A Stock)	133,755	11,938,971
MGM Growth Properties LLC (Class A Stock)(a)	208,351	6,452,630

		37,117,948

Food & Staples Retailing — 1.5%
US Foods Holding Corp.*	123,640	5,179,280

Gas Utilities — 1.7%
UGI Corp.	130,000	5,870,800

Health Care Equipment & Supplies — 3.6%
Zimmer Biomet Holdings, Inc.	81,222	12,157,309

Health Care Providers & Services — 4.2%
Universal Health Services, Inc. (Class B Stock)	99,901	14,331,797

Hotels, Restaurants & Leisure — 4.2%
Marriott Vacations Worldwide Corp.	48,840	6,288,638

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wyndham Destinations, Inc.	149,756	$7,740,888

		14,029,526

Insurance — 6.2%
American Financial Group, Inc.	32,140	3,524,151
Assurant, Inc.	49,806	6,528,571
Axis Capital Holdings Ltd.	57,253	3,403,118
Fidelity National Financial, Inc.	168,291	7,631,997

		21,087,837

Internet & Direct Marketing Retail — 1.7%
Qurate Retail, Inc., Series A*(a)	692,533	5,838,053

IT Services — 2.4%
Alliance Data Systems Corp.	41,968	4,708,810
Conduent, Inc.*	531,247	3,293,731

		8,002,541

Machinery — 2.8%
Dover Corp.	82,962	9,562,200

Media — 2.5%
Altice USA, Inc. (Class A Stock)*	303,998	8,311,305

Mortgage Real Estate Investment Trusts (REITs) — 1.5%
MFA Financial, Inc.	671,941	5,140,349

Oil, Gas & Consumable Fuels — 7.1%
EQT Corp.(a)	547,598	5,968,818
Equitrans Midstream Corp.(a)	459,569	6,139,842
Murphy Oil Corp.(a)	437,178	11,716,370

		23,825,030

Semiconductors & Semiconductor Equipment — 2.1%
Marvell Technology Group Ltd.	271,772	7,218,264

Specialty Retail — 2.8%
Aaron’s, Inc.	163,955	9,363,470

Trading Companies & Distributors — 2.8%
AerCap Holdings NV (Ireland)*	153,810	9,454,701

TOTAL LONG-TERM INVESTMENTS
(cost $288,540,083)		328,345,714

SHORT-TERM INVESTMENTS — 15.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	10,092,489	10,092,489
PGIM Institutional Money Market Fund (cost $40,454,565; includes $40,393,933 of cash collateral for securities on loan)(b)(w)	40,449,942	40,458,032

TOTAL SHORT-TERM INVESTMENTS
(cost $50,547,054)		50,550,521

TOTAL INVESTMENTS — 112.2%
(cost $339,087,137)		378,896,235
Liabilities in excess of other assets — (12.2)%		(41,320,790)

NET ASSETS — 100.0%		$337,575,445

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $39,746,942; cash collateral of $40,393,933 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$14,879,760	$—	$—
Airlines	6,198,719	—	—
Auto Components	7,279,581	—	—
Banks	18,173,657	—	—
Chemicals	16,615,556	—	—
Commercial Services & Supplies	10,630,566	—	—
Consumer Finance	15,019,983	—	—
Containers & Packaging	8,928,627	—	—
Diversified Consumer Services	8,089,086	—	—
Electric Utilities	26,039,769	—	—
Equity Real Estate Investment Trusts (REITs)	37,117,948	—	—
Food & Staples Retailing	5,179,280	—	—
Gas Utilities	5,870,800	—	—
Health Care Equipment & Supplies	12,157,309	—	—
Health Care Providers & Services	14,331,797	—	—
Hotels, Restaurants & Leisure	14,029,526	—	—
Insurance	21,087,837	—	—
Internet & Direct Marketing Retail	5,838,053	—	—
IT Services	8,002,541	—	—
Machinery	9,562,200	—	—
Media	8,311,305	—	—
Mortgage Real Estate Investment Trusts (REITs)	5,140,349	—	—
Oil, Gas & Consumable Fuels	23,825,030	—	—
Semiconductors & Semiconductor Equipment	7,218,264	—	—
Specialty Retail	9,363,470	—	—
Trading Companies & Distributors	9,454,701	—	—
Affiliated Mutual Funds	50,550,521	—	—

Total	$378,896,235	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (12.0% represents investments purchased with collateral from securities on loan)	15.0%
Equity Real Estate Investment Trusts (REITs)	11.0
Electric Utilities	7.7

Oil, Gas & Consumable Fuels	7.1%
Insurance	6.2
Banks	5.4
Chemicals	4.9

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Consumer Finance	4.5%
Aerospace & Defense	4.4
Health Care Providers & Services	4.2
Hotels, Restaurants & Leisure	4.2
Health Care Equipment & Supplies	3.6
Commercial Services & Supplies	3.2
Machinery	2.8
Trading Companies & Distributors	2.8
Specialty Retail	2.8
Containers & Packaging	2.6
Media	2.5
Diversified Consumer Services	2.4
IT Services	2.4

Auto Components	2.2%
Semiconductors & Semiconductor Equipment	2.1
Airlines	1.8
Gas Utilities	1.7
Internet & Direct Marketing Retail	1.7
Food & Staples Retailing	1.5
Mortgage Real Estate Investment Trusts (REITs)	1.5

112.2
Liabilities in excess of other assets	(12.2)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$39,746,942	$(39,746,942)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $39,746,942:
Unaffiliated investments (cost $288,540,083)	$328,345,714
Affiliated investments (cost $50,547,054)	50,550,521
Dividends receivable	1,544,066
Receivable for Portfolio shares sold	43,501
Prepaid expenses and other assets	10,795

Total Assets	380,494,597

LIABILITIES
Payable to broker for collateral for securities on loan	40,393,933
Payable for investments purchased	2,265,998
Management fee payable	131,454
Accrued expenses and other liabilities	93,265
Payable for Portfolio shares repurchased	20,310
Distribution fee payable	13,835
Affiliated transfer agent fee payable	357

Total Liabilities	42,919,152

NET ASSETS	$337,575,445

Net assets were comprised of:
Partners’ Equity	$337,575,445

Net asset value and redemption price per share, $337,575,445 / 13,168,375 outstanding shares of beneficial interest	$25.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$8,745,874
Affiliated dividend income	311,256
Affiliated income from securities lending, net	72,961

Total income	9,130,091

EXPENSES
Management fee	2,586,905
Distribution fee	827,477
Custodian and accounting fees	58,010
Audit fee	27,509
Trustees’ fees	13,370
Legal fees and expenses	13,074
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Shareholders’ reports	4,178
Miscellaneous	18,669

Total expenses	3,556,201
Less: Fee waiver and/or expense reimbursement	(33,099)

Net expenses	3,523,102

NET INVESTMENT INCOME (LOSS)	5,606,989

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $1,680)	(3,599,715)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $5,836)	54,318,854

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	50,719,139

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,326,128

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,606,989	$2,998,840
Net realized gain (loss) on investment transactions	(3,599,715)	28,280,071
Net change in unrealized appreciation (depreciation) on investments	54,318,854	(92,367,315)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,326,128	(61,088,404)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,043,318 and 897,019 shares, respectively]	24,969,767	21,251,496
Portfolio shares repurchased [1,712,102 and 3,593,640 shares, respectively]	(41,526,876)	(88,557,476)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(16,557,109)	(67,305,980)

CAPITAL CONTRIBUTIONS	215	—

TOTAL INCREASE (DECREASE)	39,769,234	(128,394,384)
NET ASSETS:
Beginning of year	297,806,211	426,200,595

End of year	$337,575,445	$297,806,211

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 87.4%
COMMON STOCKS — 87.1%	Shares	Value
Aerospace & Defense — 2.7%
Airbus SE (France)	18,467	$2,707,128
Astronics Corp.*	70,539	1,971,565
Boeing Co. (The)	6,884	2,242,532
BWX Technologies, Inc.(a)	146,179	9,074,793
General Dynamics Corp.	66,738	11,769,246
Leonardo SpA (Italy)	79,773	935,086
Lockheed Martin Corp.(k)	61,489	23,942,587
Moog, Inc. (Class A Stock)	23,722	2,024,198
Safran SA (France)	10,748	1,661,597
Thales SA (France)	12,014	1,249,610

		57,578,342

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	75,904	5,922,030
Forward Air Corp.	37,380	2,614,731

		8,536,761

Airlines — 0.1%
Hawaiian Holdings, Inc.(a)	38,722	1,134,167
Ryanair Holdings PLC (Ireland), ADR*	22,116	1,937,583

		3,071,750

Auto Components — 0.3%
Cooper Tire & Rubber Co.	61,190	1,759,212
Gentherm, Inc.*	53,610	2,379,748
Toyo Tire Corp. (Japan)	168,660	2,421,757

		6,560,717

Automobiles — 0.2%
Isuzu Motors Ltd. (Japan)	228,300	2,704,382
Suzuki Motor Corp. (Japan)	44,300	1,845,755

		4,550,137

Banks — 7.0%
1st Source Corp.	35,600	1,846,928
ABN AMRO Bank NV (Netherlands), 144A, CVA	228,306	4,162,005
Atlantic Union Bankshares Corp.	67,890	2,549,269
Banc of California, Inc.(a)	184,660	3,172,459
Bank of America Corp.	660,555	23,264,747
Bank of Nova Scotia (The) (Canada)	76,086	4,297,800
China Merchants Bank Co. Ltd. (China) (Class H Stock)	381,000	1,962,831
First Citizens BancShares, Inc. (Class A Stock)	4,862	2,587,605
First Midwest Bancorp, Inc.	116,660	2,690,180
First Republic Bank(a)	42,805	5,027,447
Great Western Bancorp, Inc.	71,760	2,492,942
Hancock Whitney Corp.	74,020	3,247,997
HDFC Bank Ltd. (India)	146,603	2,618,356
HDFC Bank Ltd. (India), ADR	30,484	1,931,771
ICICI Bank Ltd. (India)	219,945	1,663,376
International Bancshares Corp.	75,431	3,248,813
JPMorgan Chase & Co.(k)	154,790	21,577,726
KB Financial Group, Inc. (South Korea)	22,947	941,363
M&T Bank Corp.	76,857	13,046,476

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,383,200	$7,481,798
PNC Financial Services Group, Inc. (The)	116,955	18,669,527
Royal Bank of Canada (Canada)	38,209	3,023,353
Signature Bank	22,344	3,052,414
Standard Chartered PLC (United Kingdom)	613,647	5,795,296
Synovus Financial Corp.	64,168	2,515,386
Webster Financial Corp.	50,805	2,710,955
Zions Bancorp NA	57,568	2,988,930

		148,567,750

Beverages — 2.0%
C&C Group PLC (Ireland)	531,399	2,854,859
Coca-Cola Co. (The)	272,721	15,095,107
Diageo PLC (United Kingdom)	255,812	10,868,768
Heineken NV (Netherlands)	15,698	1,671,969
PepsiCo, Inc.	87,053	11,897,534

		42,388,237

Biotechnology — 0.1%
Galapagos NV (Belgium)*	5,037	1,054,272

Building Products — 1.1%
American Woodmark Corp.*	39,890	4,168,904
Cie de Saint-Gobain (France)	77,717	3,184,709
Fortune Brands Home & Security, Inc.	41,181	2,690,767
Lennox International, Inc.	40,188	9,804,666
Tyman PLC (United Kingdom)	851,278	3,056,367

		22,905,413

Capital Markets — 1.9%
Ares Capital Corp.	74,465	1,388,772
Charles Schwab Corp. (The)	176,996	8,417,930
E*TRADE Financial Corp.	42,854	1,944,286
FactSet Research Systems, Inc.	11,675	3,132,402
Hamilton Lane, Inc. (Class A Stock)	37,630	2,242,748
Intercontinental Exchange, Inc.	30,137	2,789,179
London Stock Exchange Group PLC (United Kingdom)	29,303	3,017,131
Moody’s Corp.	13,965	3,315,431
Solar Capital Ltd.	71,217	1,468,495
TD Ameritrade Holding Corp.(k)	110,196	5,476,741
UBS Group AG (Switzerland)*	516,652	6,523,589

		39,716,704

Chemicals — 2.1%
Celanese Corp.	111,875	13,774,050
Ingevity Corp.*	25,202	2,202,151
Linde PLC (United Kingdom)	46,200	9,835,980
Orion Engineered Carbons SA (Luxembourg)	188,490	3,637,857
Sensient Technologies Corp.(a)	35,245	2,329,342
Sherwin-Williams Co. (The)	12,534	7,314,090
Stepan Co.	25,770	2,639,879
Synthomer PLC (United Kingdom)	497,649	2,335,707

		44,069,056

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies — 2.4%
ACCO Brands Corp.	307,225	$2,875,626
Babcock International Group PLC (United Kingdom)	259,433	2,163,442
BrightView Holdings, Inc.*	95,890	1,617,664
Cintas Corp.	55,754	15,002,286
Clean Harbors, Inc.*	104,945	8,999,034
Copart, Inc.*	54,584	4,963,869
Edenred (France)	74,664	3,866,275
Matthews International Corp. (Class A Stock)(a)	44,545	1,700,283
Steelcase, Inc. (Class A Stock)	122,680	2,510,033
Waste Connections, Inc.	71,451	6,487,036

		50,185,548

Communications Equipment —1.1%
Cisco Systems, Inc.	275,235	13,200,271
Motorola Solutions, Inc.	60,797	9,796,828

		22,997,099

Construction & Engineering — 0.9%
Primoris Services Corp.	78,190	1,738,946
Valmont Industries, Inc.	22,580	3,382,032
Vinci SA (France)	131,251	14,608,387

		19,729,365

Construction Materials — 0.2%
CRH PLC (Ireland)	67,309	2,715,776
Guangdong Tapai Group Co. Ltd. (China) (Class A Stock)	639,400	1,158,269

		3,874,045

Consumer Finance — 0.9%
American Express Co.	98,739	12,292,018
Credit Acceptance Corp.*	16,885	7,468,742

		19,760,760

Containers & Packaging — 1.1%
Ball Corp.	145,401	9,403,083
Packaging Corp. of America(a)	29,731	3,329,575
Sealed Air Corp.	82,910	3,302,305
Smurfit Kappa Group PLC (Ireland)	54,023	2,075,503
Vidrala SA (Spain)	52,049	5,479,561

		23,590,027

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	35,740	8,095,110
Cerved Group SpA (Italy)	482,412	4,717,235
XP, Inc. (Brazil) (Class A Stock)*(a)	9,400	362,088

		13,174,433

Diversified Telecommunication Services — 1.2%
BT Group PLC (United Kingdom)	1,110,472	2,831,495
Cellnex Telecom SA (Spain), 144A	47,901	2,069,337
Hellenic Telecommunications Organization SA (Greece)	234,366	3,742,757
Koninklijke KPN NV (Netherlands)	1,123,108	3,315,603

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	224,402	$13,778,283

		25,737,475

Electric Utilities — 0.5%
Avangrid, Inc.	84,070	4,301,021
Edison International	45,798	3,453,627
Iberdrola SA (Spain)	200,485	2,070,220

		9,824,868

Electrical Equipment — 0.7%
AMETEK, Inc.	31,271	3,118,969
Emerson Electric Co.	38,154	2,909,624
Schneider Electric SE (France)	59,399	6,103,367
Thermon Group Holdings, Inc.*	115,294	3,089,879

		15,221,839

Electronic Equipment, Instruments & Components — 1.1%
Belden, Inc.	72,145	3,967,975
Coherent, Inc.*	11,880	1,976,238
CTS Corp.	67,500	2,025,675
Hitachi Ltd. (Japan)	37,400	1,575,565
TE Connectivity Ltd.	109,600	10,504,064
Zebra Technologies Corp. (Class A Stock)*	8,863	2,263,965

		22,313,482

Energy Equipment & Services — 0.1%
Era Group, Inc.*	51,560	524,365
SEACOR Holdings, Inc.*	38,920	1,679,398
SEACOR Marine Holdings, Inc.*	62,826	866,371

		3,070,134

Entertainment — 0.4%
CTS Eventim AG & Co. KGaA (Germany)	50,352	3,171,452
Nexon Co. Ltd. (Japan)*	207,034	2,746,532
Spotify Technology SA*	18,378	2,748,430

		8,666,414

Equity Real Estate Investment Trusts (REITs) — 4.0%
Alexander & Baldwin, Inc.	146,070	3,061,627
American Tower Corp.	97,467	22,399,866
Brandywine Realty Trust	216,570	3,410,978
Brixmor Property Group, Inc.	74,348	1,606,660
Corporate Office Properties Trust	114,290	3,357,840
Crown Castle International Corp.	98,140	13,950,601
DiamondRock Hospitality Co.	129,150	1,430,982
Gaming & Leisure Properties, Inc.	81,563	3,511,287
Hibernia REIT PLC (Ireland)	753,981	1,195,280
Medical Properties Trust, Inc.	169,418	3,576,414
Physicians Realty Trust	209,730	3,972,286
PotlatchDeltic Corp.	59,710	2,583,652
Public Storage	65,705	13,992,537
RPT Realty	264,510	3,978,230
STORE Capital Corp.	56,061	2,087,712
Summit Hotel Properties, Inc.(a)	145,471	1,795,112

		85,911,064

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 0.3%
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	49,665	$1,921,331
Performance Food Group Co.*	93,222	4,799,069

		6,720,400

Food Products — 2.2%
Archer-Daniels-Midland Co.	398,254	18,459,073
CJ CheilJedang Corp. (South Korea)*	8,609	1,877,030
Conagra Brands, Inc.(a)	74,307	2,544,271
Cranswick PLC (United Kingdom)	191,539	8,612,227
Ingredion, Inc.	26,305	2,445,050
Kellogg Co.	53,272	3,684,291
Mondelez International, Inc. (Class A Stock)	47,801	2,632,879
Nestle SA (Switzerland)	17,709	1,917,060
Nomad Foods Ltd. (United Kingdom)*	61,762	1,381,616
Post Holdings, Inc.*	20,290	2,213,639

		45,767,136

Gas Utilities — 0.9%
New Jersey Resources Corp.	26,040	1,160,603
Rubis SCA (France)	122,581	7,528,272
Spire, Inc.	20,545	1,711,604
UGI Corp.	185,282	8,367,335

		18,767,814

Health Care Equipment & Supplies — 3.4%
Alcon, Inc. (Switzerland)*	31,007	1,754,005
Baxter International, Inc.	100,956	8,441,941
Danaher Corp.	59,686	9,160,607
Envista Holdings Corp.*	4,998	148,148
Haemonetics Corp.*	17,955	2,063,029
Hologic, Inc.*	56,655	2,957,957
Insulet Corp.*	16,760	2,869,312
Koninklijke Philips NV (Netherlands)	110,553	5,406,429
Medtronic PLC	266,226	30,203,339
Natus Medical, Inc.*	31,500	1,039,185
Nipro Corp. (Japan)	141,900	1,707,847
Smith & Nephew PLC (United Kingdom)	216,415	5,270,758
STERIS PLC	14,250	2,171,985
Venus MedTech Hangzhou, Inc. (China) (Class H Stock), 144A*	17,500	84,218

		73,278,760

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	20,678	1,758,044
AMN Healthcare Services, Inc.*	31,400	1,956,534
HCA Healthcare, Inc.	69,272	10,239,094
Laboratory Corp. of America Holdings*	28,463	4,815,086
Quest Diagnostics, Inc.	24,599	2,626,927
UnitedHealth Group, Inc.	126,264	37,119,091
Universal Health Services, Inc. (Class B Stock)	26,787	3,842,863

		62,357,639

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*(a)	262,024	2,571,766

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure — 2.2%
Accor SA (France)	22,458	$1,052,534
Aramark	104,910	4,553,094
Choice Hotels International, Inc.(a)	89,774	9,285,325
Compass Group PLC (United Kingdom)	326,453	8,191,122
Marriott Vacations Worldwide Corp.	21,029	2,707,694
McDonald’s Corp.	74,417	14,705,543
OPAP SA (Greece)	83,934	1,090,105
Planet Fitness, Inc. (Class A Stock)*(a)	36,541	2,728,882
Sands China Ltd. (Macau)	361,897	1,937,132

		46,251,431

Household Durables — 1.0%
Cairn Homes PLC (Ireland)	1,702,762	2,423,091
Glenveagh Properties PLC (Ireland), 144A*	1,202,858	1,186,598
Helen of Troy Ltd.*	9,980	1,794,304
NVR, Inc.*	3,413	12,998,104
TRI Pointe Group, Inc.*	200,910	3,130,178

		21,532,275

Household Products — 0.7%
Colgate-Palmolive Co.	164,489	11,323,423
Spectrum Brands Holdings, Inc.	59,935	3,853,221

		15,176,644

Independent Power & Renewable Electricity Producers — 0.1%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	2,633,200	1,669,387

Industrial Conglomerates — 0.1%
Nava Bharat Ventures Ltd. (India)	1,165,725	1,215,509
Rheinmetall AG (Germany)	9,089	1,046,648

		2,262,157

Insurance — 7.8%
AIA Group Ltd. (Hong Kong)	886,179	9,314,156
Alleghany Corp.*(k)	11,812	9,444,521
Argo Group International Holdings Ltd.	10,660	700,895
Arthur J Gallagher & Co.	77,207	7,352,423
Assured Guaranty Ltd.	45,035	2,207,616
AXA SA (France)	168,646	4,751,922
Chubb Ltd.	80,817	12,579,974
Cincinnati Financial Corp.	17,961	1,888,599
CNO Financial Group, Inc.	103,600	1,878,268
Enstar Group Ltd. (Bermuda)*	25,328	5,239,350
Globe Life, Inc.	63,632	6,697,268
Intact Financial Corp. (Canada)	174,244	18,842,049
Kemper Corp.	39,120	3,031,800
Markel Corp.*	12,076	13,804,921
Marsh & McLennan Cos., Inc.(a)	76,925	8,570,214
MetLife, Inc.	253,763	12,934,300
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	97,650	1,159,114
Progressive Corp. (The)	210,860	15,264,155
Reinsurance Group of America, Inc.	17,830	2,907,360
Sony Financial Holdings, Inc. (Japan)	397,329	9,520,253
T&D Holdings, Inc. (Japan)	195,700	2,478,382
Tokio Marine Holdings, Inc. (Japan)	57,500	3,207,204

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
White Mountains Insurance Group Ltd.	8,578	$9,568,845
Willis Towers Watson PLC	14,142	2,855,836

		166,199,425

Interactive Media & Services — 0.4%
Pinterest, Inc. (Class A Stock)*(a)	42,129	785,285
Tencent Holdings Ltd. (China)	70,308	3,384,188
Yandex NV (Russia) (Class A Stock)*(a)	105,041	4,568,233

		8,737,706

Internet & Direct Marketing Retail — 0.5%
Alibaba Group Holding Ltd. (China), ADR*	24,143	5,120,730
Amazon.com, Inc.*	1,260	2,328,278
eBay, Inc.	46,825	1,690,851
Trip.com Group Ltd. (China), ADR*	67,105	2,250,702

		11,390,561

IT Services — 2.4%
Accenture PLC (Class A Stock)	34,650	7,296,251
Amdocs Ltd.	29,707	2,144,548
Black Knight, Inc.*	99,254	6,399,898
DXC Technology Co.	131,990	4,961,504
Fidelity National Information Services, Inc.	56,058	7,797,107
GoDaddy, Inc. (Class A Stock)*	32,583	2,213,037
Leidos Holdings, Inc.	24,851	2,432,664
Pagseguro Digital Ltd. (Brazil) (Class A Stock)*	43,137	1,473,560
Perspecta, Inc.	60,360	1,595,918
StoneCo Ltd. (Brazil) (Class A Stock)*(a)	33,568	1,339,028
Visa, Inc. (Class A Stock)(a)	30,206	5,675,708
WNS Holdings Ltd. (India), ADR*	60,160	3,979,584
Worldline SA (France), 144A*	40,323	2,858,550

		50,167,357

Leisure Products — 0.1%
BRP, Inc.	46,392	2,113,550

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.	8,167	2,653,213

Machinery — 4.4%
Albany International Corp. (Class A Stock)	10,685	811,205
Alstom SA (France)	43,768	2,079,349
Deere & Co.	131,710	22,820,075
Dover Corp.	33,658	3,879,421
ESCO Technologies, Inc.	35,310	3,266,175
FANUC Corp. (Japan)	12,550	2,317,905
Fortive Corp.(a)	184,361	14,083,337
IDEX Corp.	61,004	10,492,688
Ingersoll-Rand PLC	100,757	13,392,620
Luxfer Holdings PLC (United Kingdom)	157,775	2,920,415
Mueller Industries, Inc.	127,120	4,036,060
NGK Insulators Ltd. (Japan)	60,200	1,045,376
PACCAR, Inc.	98,795	7,814,684

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
TriMas Corp.*	163,290	$5,128,939

		94,088,249

Marine — 0.4%
Irish Continental Group PLC (Ireland), UTS	1,394,315	7,605,843

Media — 0.9%
Comcast Corp. (Class A Stock)	441,472	19,852,996

Metals & Mining — 0.2%
Northern Star Resources Ltd. (Australia)	15,818	124,717
Vale SA (Brazil), ADR	278,202	3,672,266

		3,796,983

Multiline Retail — 0.4%
B&M European Value Retail SA (United Kingdom)	680,379	3,691,387
Marui Group Co. Ltd. (Japan)	199,260	4,870,057

		8,561,444

Multi-Utilities — 1.0%
E.ON SE (Germany)	297,203	3,178,450
Engie SA (France)	64,433	1,041,614
National Grid PLC (United Kingdom)	272,176	3,413,869
RWE AG (Germany)	35,328	1,088,442
Sempra Energy	79,753	12,080,985

		20,803,360

Oil, Gas & Consumable Fuels — 3.2%
Canadian Natural Resources Ltd. (Canada)(a)	65,332	2,113,490
CNOOC Ltd. (China)	982,000	1,640,958
Diamondback Energy, Inc.(a)	21,746	2,019,334
Dorian LPG Ltd.*	117,376	1,816,980
Enbridge, Inc. (Canada)	116,695	4,639,762
Exxon Mobil Corp.	108,941	7,601,903
Galp Energia SGPS SA (Portugal)	254,078	4,258,262
Kosmos Energy Ltd. (Ghana)	477,140	2,719,698
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	172,690	2,172,440
Pembina Pipeline Corp. (Canada)(a)	47,037	1,743,191
Petroleo Brasileiro SA (Brazil), ADR	104,925	1,672,504
Scorpio Tankers, Inc. (Monaco)	64,661	2,543,764
Suncor Energy, Inc. (Canada)	363,261	11,914,961
TC Energy Corp. (Canada), (XFRA)(a)	205,536	10,957,124
TC Energy Corp. (Canada), (XTSE)	106,863	5,691,460
TOTAL SA (France)	86,047	4,764,588

		68,270,419

Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	64,735	1,920,688
Mondi PLC (United Kingdom)	44,439	1,049,800
Neenah, Inc.	45,370	3,195,409

		6,165,897

Personal Products — 0.1%
Unilever NV (United Kingdom)	33,623	1,936,209

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — 4.1%
AstraZeneca PLC (United Kingdom)	41,069	$4,144,149
AstraZeneca PLC (United Kingdom), ADR	50,603	2,523,066
CSPC Pharmaceutical Group Ltd. (China)	916,312	2,192,045
Eisai Co. Ltd. (Japan)	13,300	996,150
Eli Lilly & Co.	103,239	13,568,702
Johnson & Johnson	97,099	14,163,831
Livzon Pharmaceutical Group, Inc. (China) (Class A Stock)	417,200	2,021,385
Merck & Co., Inc.	36,776	3,344,777
Nippon Shinyaku Co. Ltd. (Japan)	30,400	2,637,403
Novartis AG (Switzerland)	195,661	18,559,514
Ono Pharmaceutical Co. Ltd. (Japan)	66,655	1,525,341
Pfizer, Inc.	449,935	17,628,453
Roche Holding AG (Switzerland)	12,044	3,908,287

		87,213,103

Professional Services — 0.7%
CBIZ, Inc.*	35,500	957,080
Forrester Research, Inc.*	48,370	2,017,029
Huron Consulting Group, Inc.*	58,920	4,048,983
ICF International, Inc.	27,870	2,553,449
Insperity, Inc.	61,380	5,281,135

		14,857,676

Real Estate Management & Development — 0.6%
Aedas Homes SAU (Spain), 144A*	50,766	1,223,315
China Overseas Land & Investment Ltd. (China)	760,000	2,961,787
Nexity SA (France)	83,003	4,171,509
StorageVault Canada, Inc. (Canada)	335,374	958,174
Tricon Capital Group, Inc. (Canada)(a)	364,905	2,987,132

		12,301,917

Road & Rail — 2.3%
AMERCO	18,124	6,811,362
Canadian National Railway Co. (Canada)	242,915	21,974,683
CJ Logistics Corp. (South Korea)*	7,512	1,006,017
Kansas City Southern(a)	10,232	1,567,133
Localiza Rent a Car SA (Brazil)	256,725	3,025,663
Saia, Inc.*	19,640	1,828,877
Uber Technologies, Inc.*	83,105	2,471,543
Union Pacific Corp.	54,351	9,826,117

		48,511,395

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc.*(a)	57,023	2,615,075
Entegris, Inc.(a)	41,530	2,080,238
Intel Corp.	191,474	11,459,719
Marvell Technology Group Ltd.(a)	225,364	5,985,668
MediaTek, Inc. (Taiwan)	177,000	2,626,526
Onto Innovation, Inc.*	95,991	3,507,511
Realtek Semiconductor Corp. (Taiwan)	173,000	1,361,001
SK Hynix, Inc. (South Korea)	37,334	3,012,811
Skyworks Solutions, Inc.(a)	25,877	3,128,012

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	438,000	$4,862,617
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	35,380	2,055,578
Texas Instruments, Inc.	19,756	2,534,497

		45,229,253

Software — 2.3%
CDK Global, Inc.	104,774	5,729,042
Constellation Software, Inc. (Canada)	12,490	12,130,367
Descartes Systems Group, Inc. (The) (Canada)*	64,257	2,746,343
Guidewire Software, Inc.*(a)	16,340	1,793,642
Microsoft Corp.	77,455	12,214,654
Mimecast Ltd.*	48,519	2,104,754
Open Text Corp. (Canada)	51,685	2,277,758
ServiceNow, Inc.*(a)	8,397	2,370,641
Splunk, Inc.*(a)	17,444	2,612,588
SS&C Technologies Holdings, Inc.	45,443	2,790,200
Workday, Inc. (Class A Stock)*	16,788	2,760,787

		49,530,776

Specialty Retail — 2.1%
Burlington Stores, Inc.*	11,227	2,560,093
Camping World Holdings, Inc. (Class A Stock)(a)	163,442	2,409,135
CarMax, Inc.*	74,329	6,516,423
Cato Corp. (The) (Class A Stock)	57,360	998,064
Home Depot, Inc. (The)	72,965	15,934,097
Lowe’s Cos., Inc.	33,881	4,057,589
TJX Cos., Inc. (The)	181,317	11,071,216

		43,546,617

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	6,318	1,855,281
Samsung Electronics Co. Ltd. (South Korea)	73,443	3,534,717

		5,389,998

Textiles, Apparel & Luxury Goods — 0.9%
Kontoor Brands, Inc.(a)	61,720	2,591,623
NIKE, Inc. (Class B Stock)	132,386	13,412,026
Under Armour, Inc. (Class A Stock)*(a)	139,646	3,016,353
Under Armour, Inc. (Class C Stock)*	7,137	136,888

		19,156,890

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares, Inc.(a)	169,210	2,813,962

Tobacco — 0.9%
Philip Morris International, Inc.	221,847	18,876,961

Trading Companies & Distributors — 0.9%
Brenntag AG (Germany)	88,168	4,826,601
Fastenal Co.(a)	123,570	4,565,911
Ferguson PLC	52,964	4,813,099
GATX Corp.(a)	34,580	2,864,953
Triton International Ltd. (Bermuda)	72,610	2,918,922

		19,989,486

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.3%
Guangdong Investment Ltd. (China)	3,242,635	$6,792,988

Wireless Telecommunication Services — 0.3%
KDDI Corp. (Japan)	101,500	3,029,441
Millicom International Cellular SA (Colombia), SDR	74,112	3,551,522

		6,580,963

TOTAL COMMON STOCKS (cost $1,539,703,916)		1,852,546,298

PREFERRED STOCK — 0.3%
Automobiles
Volkswagen AG (Germany) (PRFC)	29,154	5,787,110

(cost $5,009,930)
TOTAL LONG-TERM INVESTMENTS (cost $1,544,713,846)		1,858,333,408

SHORT-TERM INVESTMENTS — 18.5%
AFFILIATED MUTUAL FUND — 5.5%
PGIM Institutional Money Market Fund (cost $117,183,916; includes $117,011,646 of cash collateral for securities on loan)(b)(w)	117,166,376	117,189,810

UNAFFILIATED FUND — 11.5%
Morgan Stanley Institutional Liquidity Funds – Government Portfolio	244,324,431	244,324,431

(cost $244,324,431)
OPTIONS PURCHASED*~ — 1.5% (cost $73,442,454)		31,756,790

TOTAL SHORT-TERM INVESTMENTS (cost $434,950,801)		393,271,031

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.9% (cost $1,979,664,647)		2,251,604,439

Value
OPTIONS WRITTEN*~ — (0.8)%
(premiums received $36,893,494)	$(16,481,031)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.1% (cost $1,942,771,153)	2,235,123,408
Liabilities in excess of other assets(z) — (5.1)%	(108,068,035)

NET ASSETS — 100.0%	$2,127,055,373

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $114,625,806; cash collateral of $117,011,646 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/20/20	$2,850.00	1,725	173	$2,501,250
S&P 500 Index	Put	06/19/20	$2,700.00	2,099	210	5,383,935
S&P 500 Index	Put	09/18/20	$2,775.00	1,382	138	7,704,650
S&P 500 Index	Put	12/18/20	$2,875.00	1,659	166	16,166,955

Total Options Purchased (cost $ 73,442,454)						$31,756,790

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/20/20	$2,625.00	432	43	$(241,920)
S&P 500 Index	Put	06/19/20	$2,475.00	2,099	210	(2,621,651)
S&P 500 Index	Put	09/18/20	$2,550.00	1,382	138	(4,277,290)

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	12/18/20	$2,625.00	1,659	166	$(9,340,170)

Total Options Written (premiums received $36,893,494)						$(16,481,031)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
1,475	Mini MSCI Emerging Markets Index	Mar. 2020	$82,614,750	$(2,647,438)
515	Russell 2000 E-Mini Index	Mar. 2020	43,017,950	(717,836)
473	S&P/TSX 60 Index	Mar. 2020	73,753,833	(30,171)

				$(3,395,445)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$8,028,227	$—
Morgan Stanley	—	20,004,899

Total	$8,028,227	$20,004,899

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$51,024,921	$6,553,421	$—
Air Freight & Logistics	8,536,761	—	—
Airlines	3,071,750	—	—
Auto Components	4,138,960	2,421,757	—
Automobiles	—	4,550,137	—
Banks	123,942,725	24,625,025	—
Beverages	26,992,641	15,395,596	—
Biotechnology	—	1,054,272	—
Building Products	16,664,337	6,241,076	—
Capital Markets	30,175,984	9,540,720	—
Chemicals	41,733,349	2,335,707	—
Commercial Services & Supplies	44,155,831	6,029,717	—
Communications Equipment	22,997,099	—	—
Construction & Engineering	5,120,978	14,608,387	—
Construction Materials	—	3,874,045	—

.

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Consumer Finance	$19,760,760	$—	$—
Containers & Packaging	16,034,963	7,555,064	—
Diversified Financial Services	8,457,198	4,717,235	—
Diversified Telecommunication Services	13,778,283	11,959,192	—
Electric Utilities	7,754,648	2,070,220	—
Electrical Equipment	9,118,472	6,103,367	—
Electronic Equipment, Instruments & Components	20,737,917	1,575,565	—
Energy Equipment & Services	3,070,134	—	—
Entertainment	2,748,430	5,917,984	—
Equity Real Estate Investment Trusts (REITs)	84,715,784	1,195,280	—
Food & Staples Retailing	4,799,069	1,921,331	—
Food Products	33,360,819	12,406,317	—
Gas Utilities	11,239,542	7,528,272	—
Health Care Equipment & Supplies	59,139,721	14,139,039	—
Health Care Providers & Services	62,357,639	—	—
Health Care Technology	2,571,766	—	—
Hotels, Restaurants & Leisure	33,980,538	12,270,893	—
Household Durables	17,922,586	3,609,689	—
Household Products	15,176,644	—	—
Independent Power & Renewable Electricity Producers	—	1,669,387	—
Industrial Conglomerates	—	2,262,157	—
Insurance	135,768,394	30,431,031	—
Interactive Media & Services	5,353,518	3,384,188	—
Internet & Direct Marketing Retail	11,390,561	—	—
IT Services	47,308,807	2,858,550	—
Leisure Products	2,113,550	—	—
Life Sciences Tools & Services	2,653,213	—	—
Machinery	88,645,619	5,442,630	—
Marine	—	7,605,843	—
Media	19,852,996	—	—
Metals & Mining	3,672,266	124,717	—
Multiline Retail	—	8,561,444	—
Multi-Utilities	12,080,985	8,722,375	—
Oil, Gas & Consumable Fuels	57,606,611	10,663,808	—
Paper & Forest Products	5,116,097	1,049,800	—
Personal Products	—	1,936,209	—
Pharmaceuticals	51,228,829	35,984,274	—
Professional Services	14,857,676	—	—
Real Estate Management & Development	3,945,306	8,356,611	—
Road & Rail	47,505,378	1,006,017	—
Semiconductors & Semiconductor Equipment	33,366,298	11,862,955	—
Software	49,530,776	—	—
Specialty Retail	43,546,617	—	—
Technology Hardware, Storage & Peripherals	1,855,281	3,534,717	—
Textiles, Apparel & Luxury Goods	19,156,890	—	—
Thrifts & Mortgage Finance	2,813,962	—	—
Tobacco	18,876,961	—	—
Trading Companies & Distributors	10,349,786	9,639,700	—
Water Utilities	—	6,792,988	—
Wireless Telecommunication Services	—	6,580,963	—
Preferred Stock
Automobiles	—	5,787,110	—
Affiliated Mutual Fund	117,189,810	—	—
Unaffiliated Fund	244,324,431	—	—
Options Purchased	2,501,250	29,255,540	—

Total	$1,857,892,117	$393,712,322	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities
Options Written	$(2,863,571)	$(13,617,460)	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(3,395,445)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Unaffiliated Fund	11.5%
Insurance	7.8
Banks	7.0
Affiliated Mutual Fund (5.5% represents investments purchased with collateral from securities on loan)	5.5
Machinery	4.4
Pharmaceuticals	4.1
Equity Real Estate Investment Trusts (REITs)	4.0
Health Care Equipment & Supplies	3.4
Oil, Gas & Consumable Fuels	3.2
Health Care Providers & Services	2.9
Aerospace & Defense	2.7
Commercial Services & Supplies	2.4
IT Services	2.4
Software	2.3
Road & Rail	2.3
Hotels, Restaurants & Leisure	2.2
Food Products	2.2
Semiconductors & Semiconductor Equipment	2.1
Chemicals	2.1
Specialty Retail	2.1
Beverages	2.0
Capital Markets	1.9
Options Purchased	1.5
Diversified Telecommunication Services	1.2
Containers & Packaging	1.1
Communications Equipment	1.1
Building Products	1.1
Electronic Equipment, Instruments & Components	1.1
Household Durables	1.0
Multi-Utilities	1.0
Trading Companies & Distributors	0.9
Media	0.9
Consumer Finance	0.9
Construction & Engineering	0.9
Textiles, Apparel & Luxury Goods	0.9
Tobacco	0.9
Gas Utilities	0.9

Electrical Equipment	0.7%
Household Products	0.7
Professional Services	0.7
Diversified Financial Services	0.6
Real Estate Management & Development	0.6
Internet & Direct Marketing Retail	0.5
Automobiles	0.5
Electric Utilities	0.5
Interactive Media & Services	0.4
Entertainment	0.4
Multiline Retail	0.4
Air Freight & Logistics	0.4
Marine	0.4
Water Utilities	0.3
Food & Staples Retailing	0.3
Wireless Telecommunication Services	0.3
Auto Components	0.3
Paper & Forest Products	0.3
Technology Hardware, Storage & Peripherals	0.3
Construction Materials	0.2
Metals & Mining	0.2
Airlines	0.1
Energy Equipment & Services	0.1
Thrifts & Mortgage Finance	0.1
Life Sciences Tools & Services	0.1
Health Care Technology	0.1
Industrial Conglomerates	0.1
Leisure Products	0.1
Personal Products	0.1
Independent Power & Renewable Electricity Producers	0.1
Biotechnology	0.1

105.9
Options Written	(0.8)
Liabilities in excess of other assets	(5.1)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$3,395,445	*
Equity contracts	Unaffiliated investments	31,756,790	Options written outstanding, at value	16,481,031

		$31,756,790		$19,876,476

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures
Equity contracts	$183,892	$(82,308,702)	$47,811,112	$997,740

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures
Equity contracts	$(70,560,505)	$30,228,313	$(4,481,045)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$62,739,198	$606,920	$9,973,200	$119,651,312

(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$114,625,806	$(114,625,806)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $114,625,806:
Unaffiliated investments (cost $1,862,480,731)	$2,134,414,629
Affiliated investments (cost $117,183,916)	117,189,810
Foreign currency, at value (cost $237,396)	240,447
Cash	51,802
Deposit with broker for centrally cleared/exchange-traded derivatives	8,028,227
Dividends and interest receivable	2,813,538
Tax reclaim receivable	1,850,544
Receivable for investments sold	256,625
Receivable for Portfolio shares sold	11,009
Receivable from affiliate	2,131
Prepaid expenses and other assets	65,911

Total Assets	2,264,924,673

LIABILITIES
Payable to broker for collateral for securities on loan	117,011,646
Options written outstanding, at value (proceeds received $36,893,494)	16,481,031
Payable for investments purchased	1,907,181
Payable to affiliate	853,522
Management fee payable	758,101
Payable for Portfolio shares repurchased	285,518
Accrued expenses and other liabilities	280,683
Due to broker-variation margin futures	176,579
Distribution fee payable	87,348
Foreign capital gains tax liability accrued	27,334
Affiliated transfer agent fee payable	357

Total Liabilities	137,869,300

NET ASSETS	$2,127,055,373

Net assets were comprised of:
Partners’ Equity	$2,127,055,373

Net asset value and redemption price per share, $2,127,055,373 / 122,073,984 outstanding shares of beneficial interest	$17.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,406,389 foreign withholding tax, of which $114,337 is reimbursable by an affiliate)	$40,322,099
Income from securities lending, net (including affiliated income of $356,486)	466,468

Total income	40,788,567

EXPENSES
Management fee	16,450,085
Distribution fee	5,076,351
Custodian and accounting fees	291,471
Trustees’ fees	32,960
Audit fee	28,300
Legal fees and expenses	18,795
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	6,944
Miscellaneous	73,626

Total expenses	21,985,539
Less: Fee waiver and/or expense reimbursement	(1,116,797)

Net expenses	20,868,742

NET INVESTMENT INCOME (LOSS)	19,919,825

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $24,399)	74,477,275
Futures transactions	997,740
Options written transactions	47,811,112
Foreign currency transactions	(73,830)

123,212,297

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $16,968) (net of change in foreign capital gains taxes $(27,334))	203,321,984
Futures	(4,481,045)
Options written	30,228,313
Foreign currencies	14,849

229,084,101

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	352,296,398

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$372,216,223

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$19,919,825	$19,221,149
Net realized gain (loss) on investment and foreign currency transactions	123,212,297	139,057,399
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	229,084,101	(257,037,911)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	372,216,223	(98,759,363)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,663,080 and 2,988,433 shares, respectively]	117,692,061	44,693,498
Portfolio shares repurchased [8,696,987 and 26,519,235 shares, respectively]	(141,636,423)	(397,889,098)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(23,944,362)	(353,195,600)

CAPITAL CONTRIBUTIONS	9,316	157,857

TOTAL INCREASE (DECREASE)	348,281,177	(451,797,106)
NET ASSETS:
Beginning of year	1,778,774,196	2,230,571,302

End of year	$2,127,055,373	$1,778,774,196

SEE NOTES TO FINANCIAL STATEMENTS.

A181

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 25 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio except for AST Cohen & Steers Realty Portfolio and AST Templeton Global Bond Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”)	Long-term capital appreciation.	AQR Capital Management, LLC

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”)	Long-term capital appreciation.	Goldman Sachs Asset Management, L.P. (“GSAM”)

AST Hotchkis & Wiley Large-Cap Value Portfolio (“Hotchkis & Wiley Large-Cap Value”)	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC

AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.	Jennison Associates, LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.)/ Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”) /William Blair Investment Management, LLC

AST International Value Portfolio (“International Value”)	Capital growth.	Lazard Asset Management, LLC / LSV Asset Management (“LSV”)

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”)	Long-term growth of capital.	Jennison

B1

Portfolio	Objective(s)	Subadviser(s)
AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”)	Capital growth.	Loomis, Sayles & Company, L.P.

AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.	Massachusetts Financial Services Company (“MFS”)

AST MFS Growth Portfolio (“MFS Growth”)	Long-term growth of capital and future, rather than current, income.	MFS

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”)	Capital appreciation.	MFS

AST Mid-Cap Growth Portfolio (“Mid-Cap Growth”) formerly known as AST Goldman Sachs Mid-Cap Growth	Long-term growth of capital.	MFS/Victory Capital Management, Inc. (“Victory Capital”) Prior to April 29, 2019 GSAM

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”)	Capital growth.	LSV/Neuberger Berman

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”)	Long-term capital appreciation.	Parametric Portfolio Associates, LLC

AST QMA Large-Cap Portfolio (“QMA Large-Cap”)	Long-term capital appreciation.	QMA LLC (formerly known as Quantitative Management Associates, LLC (a wholly-owned subsidiary of PGIM, Inc.)

AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long-term capital growth.	Emerald Mutual Fund Advisers Trust / UBS Asset Management (Americas), Inc.

AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”)	Capital growth.	Victory Capital/ Wellington Management Company, LLP (“Wellington”)

AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan/LMCG Investments, LLC

B2

Portfolio	Objective(s)	Subadviser(s)
AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”)	Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc. (“T. Rowe”)

AST T. Rowe Price Large-Cap Value Portfolio (“T. Rowe Price Large-Cap Value”)	Maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)	Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe

AST Templeton Global Bond Portfolio (“Templeton Global Bond”)	Current income with capital appreciation and growth of income.	Franklin Advisers, Inc.

AST WEDGE Capital Mid-Cap Value Portfolio (“WEDGE Capital Mid-Cap Value”)	Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management, LLP

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)	To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington

B3

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain

B4

Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:     Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:     Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:     The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

B5

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

P-notes: Certain Portfolios gain exposure to securities in certain foreign markets through investments in P-notes. Certain Portfolios purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. A Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also

B6

treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

B7

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

B8

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B9

2.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged the firms referenced in Note 1 as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
AQR Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% in excess of $10 billion	0.93%
Cohen & Steers Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.77%
Goldman Sachs Small-Cap Value	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%
Hotchkis & Wiley Large-Cap Value	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.55%

B10

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
International Growth	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.79%
International Value	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.81%
J.P. Morgan International Equity	0.8325% first $75 million; 0.6825% on next $225 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.71%
Jennison Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Loomis Sayles Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.65%
MFS Global Equity	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.82%
MFS Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.70%
MFS Large-Cap Value	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.66%

B11

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Mid-Cap Growth	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.73%
Neuberger Berman/LSV Mid-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.72%
Parametric Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% in excess of $10 billion	0.93%
QMA Large-Cap	0.5825% of first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.54%
Small-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Small-Cap Growth Opportunities	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.77%
Small-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
T. Rowe Price Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.64%

B12

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
T. Rowe Price Large-Cap Value*	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.53%
T. Rowe Price Natural Resources	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Templeton Global Bond	0.6325% first $300 million; 0.6225% on next $200 million; 0.6125% on next $250 million; 0.6025% on next $2.5 billion; 0.5925% on next $2.75 billion; 0.5625% on next $4 billion; 0.5425% in excess of $10 billion	0.63%
WEDGE Capital Mid-Cap Value	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.77%
Wellington Management Hedged Equity	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.76%

Portfolio	Fee Waivers and/or Expense Limitations
Cohen & Steers Realty	contractually waive 0.052% through June 30, 2020
Goldman Sachs Small-Cap Value	contractually waive 0.013% through June 30, 2019 effective July 1, 2019
Hotchkis & Wiley Large-Cap Value	contractually waive 0.01% through June 30, 2020 effective February 1, 2019 contractually waive 0.009% through June 30, 2020
International Growth	contractually waive 0.02% through June 30, 2020 effective July 1, 2019
International Value	contractually limit expenses to 1.085% through June 30, 2020
Loomis Sayles Large-Cap Growth	contractually waive 0.06% through June 30, 2020

B13

Portfolio	Fee Waivers and/or Expense Limitations
MFS Growth	contractually waive 0.014% through June 30, 2020
Mid-Cap Growth	contractually waive 0.10% through June 30, 2019; effective July 1, 2019 contractually limit expenses to 1.02% through June 30, 2020
Neuberger Berman/LSV Mid-Cap Value	contractually waive 0.002% through June 30, 2020
QMA Large-Cap	contractually waive 0.015% through June 30, 2020
Small-Cap Growth	contractually waive 0.004% through June 30, 2020
T. Rowe Price Large-Cap Growth	contractually waive 0.036% through June 30, 2020; effective September 1, 2019 contractually waive additional 0.0013% through June 30, 2021
T. Rowe Price Large-Cap Value	contractually waive 0.040% through June 30, 2020,** effective April 27, 2019 contractually limit expenses to 0.79% through June 30, 2020; effective September 1, 2019 contractually waive additional 0.0011% through June 30, 2021
T. Rowe Price Natural Resources	contractually waive 0.012% through June 30, 2020; effective April 27, 2019 contractually waive 0.001% through June 30, 2020; effective September 1, 2019 contractually waive additional 0.0022% through June 30, 2021
WEDGE Capital Mid-Cap Value	contractually waive 0.01% through June 30, 2020
Wellington Management Hedged Equity	contractually waive 0.055% through June 30, 2020

*

Prior to April 27, 2019, the contractual management fee rate was: 0.6825% on first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion and 0.5925% in excess of $10 billion of average daily net assets.

**	Effective December 1, 2018, the Investment Manager had voluntarily agreed to waive an additional 0.027% of their net management fee through April 26, 2019.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid

B14

solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2019, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Cohen & Steers Realty	$38,362
International Growth	74,238
International Value	1,510
J.P. Morgan International Equity	18
Jennison Large-Cap Growth	27,754
Loomis Sayles Large-Cap Growth	41,657
Mid-Cap Growth	5,892
Neuberger Berman/LSV Mid-Cap Value	23,602
Small-Cap Growth	85,339
Small-Cap Growth Opportunities	14,781
Small-Cap Value	75,696
WEDGE Capital Mid-Cap Value	4,434
Wellington Management Hedged Equity	6,159

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the reporting period ended December 31, 2019, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain
MFS Global Equity	$16,083	$73,242	$17,742
MFS Growth	101,754	—	—

B15

Portfolio	Purchases	Sales	Realized Gain
MFS Large-Cap Value	$85,465	$86,925	$37,547
Mid-Cap Growth	1,043,278	366,812	21,009
Small-Cap Growth Opportunities	524,341	—	—
T. Rowe Price Large-Cap Growth	915,080	8,204,736	2,696,381
T. Rowe Price Natural Resources	48,928	517,394	20,428
Wellington Management Hedged Equity	4,167,994	2,914,067	368,023

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Cohen & Steers Realty	$217
Goldman Sachs Small-Cap Value	1,210
Hotchkis & Wiley Large-Cap Value	1,541
International Growth	306
International Value	1,065
J.P. Morgan International Equity	659
Jennison Large-Cap Growth	49
Loomis Sayles Large-Cap Growth	1,108
MFS Global Equity	2,522
MFS Growth	111
MFS Large-Cap Value	67
Mid-Cap Growth	1,786
Neuberger Berman/LSV Mid-Cap Value	1,212
Parametric Emerging Markets Equity	29,398
QMA Large-Cap	22
Small-Cap Growth	760
Small-Cap Growth Opportunities	544
Small-Cap Value	913
T. Rowe Price Large-Cap Growth	1,156
T. Rowe Price Large-Cap Value	826
T. Rowe Price Natural Resources	650
Templeton Global Bond	92
WEDGE Capital Mid-Cap Value	215
Wellington Management Hedged Equity	568

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction.At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

B16

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed in the Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Trust’s independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnership for tax purposes.

Portfolio	2019 Payments
AQR Emerging Markets Equity	$26,171
International Growth	168,774
International Value	864,502
J.P. Morgan International Equity	75,982
MFS Global Equity	13,379

B17

Portfolio	2019 Payments
Neuberger Berman/LSV Mid-Cap Value	$2
Parametric Emerging Markets Equity	94,366
T. Rowe Price Large-Cap Value	31,552
T. Rowe Price Natural Resources	5,890
Templeton Global Bond	198,122
Wellington Management Hedged Equity	114,337

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2019 Payments
Hotchkis & Wiley Large-Cap Value	$130,618
International Growth	555,774
International Value	60,653
J.P. Morgan International Equity	75,367
Jennison Large-Cap Growth	66,577
Loomis Sayles Large-Cap Growth	303,909
MFS Global Equity	253,451
MFS Growth	4,444
MFS Large-Cap Value	54,189
Mid-Cap Growth	2,373
Neuberger Berman/LSV Mid-Cap Value	160
T. Rowe Price Large-Cap Growth	63,619
T. Rowe Price Large-Cap Value	590,947
T. Rowe Price Natural Resources	134,605
Wellington Management Hedged Equity	241,965

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
AQR Emerging Markets Equity	$18,772
Hotchkis & Wiley Large-Cap Value	736
International Growth	559,297
International Value	751,067
J.P. Morgan International Equity	219,744
Loomis Sayles Large-Cap Growth	871
MFS Global Equity	37,151
MFS Growth	1,445
Parametric Emerging Markets Equity	60,949
Small-Cap Growth Opportunities	7,868
T. Rowe Price Natural Resources	50,296
Templeton Global Bond	994
Wellington Management Hedged Equity	8,748

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
AQR Emerging Markets Equity	$236,814,189	$212,372,058

B18

Portfolio	Cost of Purchases	Proceeds from Sales
Cohen & Steers Realty	$468,474,201	$504,045,570
Goldman Sachs Small-Cap Value	513,875,618	511,135,589
Hotchkis & Wiley Large-Cap Value	251,539,562	790,612,752
International Growth	584,703,551	701,110,215
International Value	539,484,755	413,922,157
J.P. Morgan International Equity	110,870,092	103,734,781
Jennison Large-Cap Growth	498,228,472	514,055,098
Loomis Sayles Large-Cap Growth	341,319,842	451,099,527
MFS Global Equity	68,957,041	91,498,457
MFS Growth	183,379,865	240,869,491
MFS Large-Cap Value	453,338,241	263,912,589
Mid-Cap Growth	1,688,722,061	1,772,497,054
Neuberger Berman/LSV Mid-Cap Value	139,849,673	148,100,908
Parametric Emerging Markets Equity	117,425,031	72,098,167
QMA Large-Cap	2,009,376,888	2,415,404,248
Small-Cap Growth	406,273,565	434,248,163
Small-Cap Growth Opportunities	530,570,606	578,374,141
Small-Cap Value	485,562,038	455,234,791
T. Rowe Price Large-Cap Growth	753,479,366	815,082,316
T. Rowe Price Large-Cap Value	1,761,164,175	1,998,685,314
T. Rowe Price Natural Resources	246,739,627	194,682,051
Templeton Global Bond	59,379,536	81,626,055
WEDGE Capital Mid-Cap Value	80,229,643	87,085,604
Wellington Management Hedged Equity	999,786,217	1,069,925,159

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

AQR Emerging Markets Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 7,356,374	$161,630,225	$154,145,920	$—	$—	$14,840,679	14,840,679	$297,444
PGIM Institutional Money Market Fund*
7,015,488	69,542,820	75,007,483	239	723	1,551,787	1,551,477	8,153	**

$14,371,862	$231,173,045	$229,153,403	$239	$723	$16,392,466		$305,597

Cohen & Steers Realty

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 4,759,234	$163,352,235	$158,870,472	$—	$—	$9,240,997	9,240,997	$158,208
PGIM Institutional Money Market Fund*
48,771,746	500,536,192	488,812,914	7,418	5,246	60,507,688	60,495,588	143,911	**

$53,530,980	$663,888,427	$647,683,386	$7,418	$5,246	$69,748,685		$302,119

B19

Goldman Sachs Small-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 20,625,129	$155,910,243	$161,072,722	$—	$—	$15,462,650	15,462,650	$540,288
PGIM Institutional Money Market Fund*
124,803,974	419,702,287	407,224,330	30,053	5,575	137,317,559	137,290,101	318,632	**

$145,429,103	$575,612,530	$568,297,052	$30,053	$5,575	$152,780,209		$858,920

Hotchkis & Wiley Large-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$149,392,626	$289,685,369	$428,840,073	$—	$—	$10,237,922	10,237,922	$733,050
PGIM Institutional Money Market Fund*
79,751,260	1,234,149,225	1,181,826,278	14,232	24,386	132,112,825	132,086,407	296,480	**

$229,143,886	$1,523,834,594	$1,610,666,351	$14,232	$24,386	$142,350,747		$1,029,530

International Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 19,011,640	$404,524,524	$400,288,444	$—	$—	$23,247,720	23,247,720	$847,310
PGIM Institutional Money Market Fund*
141,471,726	954,091,071	1,015,603,964	14,370	13,157	79,986,360	79,970,366	341,049	**

$160,483,366	$1,358,615,595	$1,415,892,408	$14,370	$13,157	$103,234,080		$1,188,359

International Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$26,957,572	$379,982,634	$385,699,214	$—	$—	$21,240,992	21,240,992	$856,571
PGIM Institutional Money Market Fund*
19,744,599	441,741,302	457,267,895	1,934	(2,474)	4,217,466	4,216,623	436,372	**

$46,702,171	$821,723,936	$842,967,109	$1,934	$(2,474)	$25,458,458		$1,292,943

J.P. Morgan International Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$6,313,697	$83,704,036	$86,794,772	$—	$—	$3,222,961	3,222,961	$202,674

B20

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$ —	$82,346,842	$82,346,234	$—	$(608)	$—	—	$27,168	**

$6,313,697	$166,050,878	$169,141,006	$—	$(608)	$3,222,961		$229,842

Jennison Large-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$21,280,973	$281,037,637	$299,724,020	$—	$—	$2,594,590	2,594,590	$341,455
PGIM Institutional Money Market Fund*
73,989,977	770,637,350	752,207,801	19,314	(8,018)	92,430,822	92,412,340	207,226	**

$95,270,950	$1,051,674,987	$1,051,931,821	$19,314	$(8,018)	$95,025,412		$548,681

Loomis Sayles Large-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 68,153,849	$536,984,292	$576,724,173	$—	$—	$28,413,968	28,413,968	$674,003
PGIM Institutional Money Market Fund*
199,927,858	2,392,346,888	2,363,696,428	45,849	23,890	228,648,057	228,602,337	504,989	**

$268,081,707	$2,929,331,180	$2,940,420,601	$45,849	$23,890	$257,062,025		$1,178,992

MFS Global Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 8,424,409	$85,095,456	$87,983,646	$—	$—	$5,536,219	5,536,219	$134,681
PGIM Institutional Money Market Fund*
20,325,866	289,901,389	252,093,006	1,418	(1,273)	58,134,394	58,122,769	91,274	**

$28,750,275	$374,996,845	$340,076,652	$1,418	$(1,273)	$63,670,613		$225,955

MFS Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$28,693,412	$218,498,033	$236,969,930	$—	$—	$10,221,515	10,221,515	$348,456
PGIM Institutional Money Market Fund*
22,168,220	784,381,396	711,183,415	7,851	(13,357)	95,360,695	95,341,627	114,931	**

$50,861,632	$1,002,879,429	$948,153,345	$7,851	$(13,357)	$105,582,210		$463,387

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MFS Large-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 3,493,060	$386,277,148	$360,782,070	$—	$—	$28,988,138	28,988,138	$666,005
PGIM Institutional Money Market Fund*
67,034,470	961,054,978	973,940,678	6,155	(934)	54,153,991	54,143,162	147,514	**

$70,527,530	$1,347,332,126	$1,334,722,748	$6,155	$(934)	$83,142,129		$813,519

Mid-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 17,818,299	$493,758,802	$501,042,744	$—	$—	$10,534,357	10,534,357	$900,955
PGIM Institutional Money Market Fund*
127,390,040	1,156,014,045	1,052,405,402	29,683	19,736	231,048,102	231,001,902	373,301	**

$145,208,339	$1,649,772,847	$1,553,448,146	$29,683	$19,736	$241,582,459		$1,274,256

Neuberger Berman/LSV Mid-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 3,805,360	$67,084,231	$68,970,020	$—	$—	$1,919,571	1,919,571	$114,119
PGIM Institutional Money Market Fund*
109,765,136	469,386,901	463,507,802	21,798	9,421	115,675,454	115,652,324	306,712	**

$113,570,496	$536,471,132	$532,477,822	$21,798	$9,421	$117,595,025		$420,831

Parametric Emerging Markets Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ —	$102,193,491	$94,868,116	$—	$—	$7,325,375	7,325,375	$55,018
PGIM Institutional Money Market Fund*
9,862,724	92,770,142	96,412,350	1,044	(313)	6,221,247	6,220,003	66,146	**

$9,862,724	$194,963,633	$191,280,466	$1,044	$(313)	$13,546,622		$121,164

QMA Large-Cap

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 80,671,072	$409,408,654	$460,678,974	$—	$—	$29,400,752	29,400,752	$740,112

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
26,796,253	$712,124,371	$659,434,262	$5,523	$23,359	$79,515,244	79,499,344	134,952	**

$107,467,325	$1,121,533,025	$1,120,113,236	$5,523	$23,359	$108,915,996		$875,064

Small-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 4,240,309	$129,550,508	$127,109,347	$—	$—	$6,681,470	6,681,470	$197,531
PGIM Institutional Money Market Fund*
163,511,098	727,547,894	650,040,255	43,338	766	241,062,841	241,014,637	736,380	**

$167,751,407	$857,098,402	$777,149,602	$43,338	$766	$247,744,311		$933,911

Small-Cap Growth Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 4,983,334	$139,745,876	$137,386,176	$—	$—	$7,343,034	7,343,034	$201,631
PGIM Institutional Money Market Fund*
145,020,636	554,272,829	520,754,335	31,159	16,861	178,587,150	178,551,440	502,334	**

$150,003,970	$694,018,705	$658,140,511	$31,159	$16,861	$185,930,184		$703,965

Small-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 27,365,230	$366,974,240	$383,953,537	$—	$—	$10,385,933	10,385,933	$484,434
PGIM Institutional Money Market Fund*
83,821,353	308,971,338	313,038,875	13,453	9,862	79,777,131	79,761,179	272,610	**

$111,186,583	$675,945,578	$696,992,412	$13,453	$9,862	$90,163,064		$757,044

T. Rowe Price Large-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 63,294,472	$554,686,475	$600,799,325	$—	$—	$17,181,622	17,181,622	$1,244,288
PGIM Institutional Money Market Fund*
230,485,901	1,832,046,991	1,744,827,892	34,004	15,605	317,754,609	317,691,071	518,276	**

$293,780,373	$2,386,733,466	$2,345,627,217	$34,004	$15,605	$334,936,231		$1,762,564

B23

T. Rowe Price Large-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$73,291,812	$1,112,531,423	$1,036,019,575	$17,333	$260	$149,821,253	149,791,295	$224,604	**

T. Rowe Price Natural Resources

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 6,744,251	$89,394,213	$95,154,534	$—	$—	$983,930	983,930	$138,498
PGIM Institutional Money Market Fund*
38,000,347	374,739,179	383,667,430	2,218	11,470	29,085,784	29,079,968	104,205	**

$44,744,598	$464,133,392	$478,821,964	$2,218	$11,470	$30,069,714		$242,703

Templeton Global Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$ 1,549	$68,354,039	$68,353,858	$—	$(1,730)	$—	—	$7,482	**

WEDGE Capital Mid-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$11,303,113	$70,902,187	$72,112,811	$—	$—	$10,092,489	10,092,489	$311,256
PGIM Institutional Money Market Fund*
37,449,510	335,920,642	332,919,636	5,836	1,680	40,458,032	40,449,942	72,961	**

$48,752,623	$406,822,829	$405,032,447	$5,836	$1,680	$50,550,521		$384,217

Wellington Management Hedged Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$126,807,837	$903,973,449	$913,632,843	$16,968	$24,399	$117,189,810	117,166,376	$356,486	**

*	The Fund did not have any capital gain distributions during the reporting period.

**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

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With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

6.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019—10/1/2020	10/4/2018—10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

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The following Portfolios utilized the SCA during the year ended December 31, 2019. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2019
Cohen & Steers Realty	$1,397,583	3.39%	12	$3,353,000	$—
Hotchkis & Wiley Large-Cap Value	3,540,750	3.69	4	6,297,000	—
International Growth	840,385	3.49	13	3,957,000	—
International Value	2,128,321	3.43	53	6,964,000	3,583,000
Jennison Large-Cap Growth	1,904,000	3.27	14	5,251,000	—
Loomis Sayles Large-Cap Growth	790,667	3.58	3	1,210,000	—
MFS Global Equity	1,128,100	3.39	20	2,692,000	—
MFS Growth	2,778,000	3.31	5	5,533,000	—
MFS Large-Cap Value	3,373,000	3.68	1	3,373,000	—
Mid-Cap Growth	898,333	3.36	9	1,811,000	—
Neuberger Berman/LSV Mid-Cap Value	374,000	3.08	3	564,000	—
Parametric Emerging Markets Equity	1,379,488	3.52	43	7,662,000	—
QMA Large-Cap	2,287,143	3.68	7	10,404,000	—
Small-Cap Growth Opportunities	224,500	3.09	6	227,000	—
Small-Cap Value	531,429	3.67	7	1,248,000	—
T. Rowe Price Large-Cap Growth	1,193,000	3.34	2	2,210,000	—
T. Rowe Price Natural Resources	1,089,100	3.33	10	5,197,000	—

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2019, all Portfolios offer only a single share class to investors.

As of December 31, 2019, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
AQR Emerging Markets Equity	4	91%
Cohen & Steers Realty	5	100
Goldman Sachs Small-Cap Value	6	91
Hotchkis & Wiley Large-Cap Value	4	88
International Growth	6	95
International Value	6	95
J.P. Morgan International Equity	3	100
Jennison Large-Cap Growth	5	93
Loomis Sayles Large-Cap Growth	5	94
MFS Global Equity	3	100
MFS Growth	5	94
MFS Large-Cap Value	4	87
Mid-Cap Growth	3	86
Neuberger Berman/LSV Mid-Cap Value	3	88
Parametric Emerging Markets Equity	4	96

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Portfolio	Number of Shareholders	Percentage of Outstanding Shares
QMA Large-Cap	4	99%
Small-Cap Growth	5	90
Small-Cap Growth Opportunities	5	91
Small-Cap Value	6	92
T. Rowe Price Large-Cap Growth	4	90
T. Rowe Price Large-Cap Value	5	92
T. Rowe Price Natural Resources	3	96
Templeton Global Bond	3	99
WEDGE Capital Mid-Cap Value	5	94
Wellington Management Hedged Equity	3	100

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolios invest could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Geographic Concentration Risk: The Portfolios’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolios invest. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred

B27

to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolios will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Portfolios.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Reorganization

On November 27-28, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Goldman Sachs Large Cap Value Portfolio (the “Merged Portfolio”) for shares of AST T. Rowe Price Large Cap Value Portfolio (the “Acquiring Portfolio) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on March 5, 2019 and the reorganization took place at the close of business on April 26, 2019.

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On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Goldman Sachs Large-Cap Value Portfolio	$1,578,334,194	$1,443,490,798

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 26, 2019:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Goldman Sachs Large-Cap Value Portfolio	49,497,578	AST T. Rowe Price Large-Cap Value Portfolio	102,592,839	$1,616,863,138

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on investments	Acquiring Portfolio	Net Assets
AST Goldman Sachs Large-Cap Value Portfolio	$1,616,863,138	$134,843,396	AST T. Rowe Price Large-Cap Value Portfolio	$1,414,119,765

Assuming the acquisition had been completed on January 1, 2019, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2019 would have been as follows:

Acquiring Portfolio	Net investment income(a)	Net realized and unrealized gain on investments(b)	Net increase in net assets resulting from operations
AST T. Rowe Price Large-Cap Value Portfolio	$57,982,152	$615,088,121	$673,067,273

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: AST Goldman Sachs Large-Cap Value Portfolio $7,115,169.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: AST Goldman Sachs Large-Cap Value Portfolio $208,589,969.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolio had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since April 26, 2019.

10.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within

B29

those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

11.	Subsequent Event

On January 24, 2020, the Board of Trustees approved the reorganization (the Reorganization) of AST AQR Emerging Markets Equity Portfolio (the Target Portfolio) into AST Parametric Emerging Markets Equity Portfolio (the Acquiring Portfolio), which will be renamed to AST Emerging Markets Equity Portfolio on April 27, 2020. The Reorganization is subject to shareholder approval by the Target Portfolio. A special meeting of the Target Portfolio shareholders will be held on July 15, 2020. It is expected that the Reorganization, if approved, would be completed on or around August 14, 2020.

On January 24, 2020, the Board of Trustees approved the reorganization (the Reorganization) of AST AQR Large-Cap Portfolio (the Target Portfolio) into AST QMA Large-Cap Portfolio (the Acquiring Portfolio), which will be renamed to AST Large-Cap Core Portfolio on April 27, 2020. The Reorganization is subject to shareholder approval by the Target Portfolio. A special meeting of the Target Portfolio shareholders will be held on July 15, 2020. It is expected that the Reorganization, if approved, would be completed on or around August 14, 2020.

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Financial Highlights

	AST AQR Emerging Markets Equity Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.39		$12.82		$9.50	$8.38		$9.92

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15		0.14		0.13	0.09		0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.69		(2.58)		3.19	1.03		(1.64)

Total from investment operations	1.84		(2.44)		3.32	1.12		(1.54)

Capital Contributions	—	(b)(c)	0.01	(b)	—	—	(c)(d)	—

Net Asset Value, end of year	$12.23		$10.39		$12.82	$9.50		$8.38

Total Return(e)	17.81	%(f)	(18.95	)%(g)	34.95%	13.37	%(f)	(15.52)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$192		$148		$271	$163		$159
Average net assets (in millions)	$182		$225		$218	$147		$221
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.34%		1.31%		1.39%	1.45%		1.37%
Expenses before waivers and/or expense reimbursement	1.34%		1.31%		1.39%	1.45%		1.37%
Net investment income (loss)	1.34%		1.14%		1.13%	0.99%		1.04%
Portfolio turnover rate(i)	127%		112%		114%	81%		59%

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.02		$11.57		$10.89	$10.39		$9.91

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.21		0.18	0.13		0.12
Net realized and unrealized gain (loss) on investment transactions	3.25		(0.76)		0.50	0.37		0.36

Total from investment operations	3.44		(0.55)		0.68	0.50		0.48

Capital Contributions	—	(c)(j)	—		—	—	(c)(d)	—

Net Asset Value, end of year	$14.46		$11.02		$11.57	$10.89		$10.39

Total Return(e)	31.22	%(f)	(4.75)%		6.24%	4.81	%(f)	4.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$616		$506		$656	$676		$759
Average net assets (in millions)	$600		$596		$654	$720		$817
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.05%		1.05%		1.04%	1.03%		1.03%
Expenses before waivers and/or expense reimbursement	1.10%		1.11%		1.10%	1.10%		1.10%
Net investment income (loss)	1.45%		1.89%		1.63%	1.19%		1.14%
Portfolio turnover rate(i)	79%		56%		79%	88%		59%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (19.03)%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.41		$23.75		$21.17	$17.03		$18.02

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17		0.10		0.11	0.13		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.45		(3.44)		2.47	4.00		(1.10)

Total from investment operations	4.62		(3.34)		2.58	4.13		(0.99)

Capital Contributions	—	(b)(c)	—	(c)(d)	—	0.01	(e)	—

Net Asset Value, end of year	$25.03		$20.41		$23.75	$21.17		$17.03

Total Return(f)	22.64	%(g)	(14.06	)%(g)	12.19%	24.31	%(h)	(5.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$956		$791		$1,025	$933		$801
Average net assets (in millions)	$911		$981		$965	$814		$898
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.03%		1.03%		1.03%	1.04%		1.04%
Expenses before waivers and/or expense reimbursement	1.04%		1.04%		1.04%	1.05%		1.05%
Net investment income (loss)	0.73%		0.43%		0.49%	0.71%		0.60%
Portfolio turnover rate(j)	58%		55%		56%	70%		47%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.54		$29.76		$24.96	$20.83		$22.59

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51		0.52		0.38	0.34		0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.03		(4.78)		4.42	3.75		(2.11)

Total from investment operations	7.54		(4.26)		4.80	4.09		(1.76)

Capital Contributions	—	(b)(c)(d)	0.04	(d)	—	0.04	(e)	—

Net Asset Value, end of year	$33.08		$25.54		$29.76	$24.96		$20.83

Total Return(f)	29.52	%(g)	(14.18	)%(k)	19.23%	19.83	%(l)	(7.79)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,531		$1,704		$1,884	$1,438		$1,489
Average net assets (in millions)	$1,599		$1,856		$1,679	$1,264		$1,455
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.82%		0.83%		0.83%	0.84%		0.84%
Expenses before waivers and/or expense reimbursement	0.83%		0.83%		0.83%	0.84%		0.84%
Net investment income (loss)	1.71%		1.73%		1.41%	1.57%		1.56%
Portfolio turnover rate(j)	16%		44%		33%	43%		48%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Less than $0.005 per share.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.25%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.31)%.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.64%.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.54		$17.93		$13.24	$13.76		$13.34

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.13		0.11	0.10		0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.88		(2.54)		4.58	(0.64)		0.33

Total from investment operations	4.99		(2.41)		4.69	(0.54)		0.42

Capital Contributions	—	(b)(c)(d)	0.02	(c)	—	0.02	(e)	—

Net Asset Value, end of year	$20.53		$15.54		$17.93	$13.24		$13.76

Total Return(f)	32.11	%(g)	(13.33	)%(h)	35.42%	(3.78	)%(i)	3.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,207		$1,776		$2,577	$1,959		$2,224
Average net assets (in millions)	$2,082		$2,412		$2,353	$2,047		$2,408
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.08%		1.08%		1.08%	1.09%		1.09%
Expenses before waivers and/or expense reimbursement	1.10%		1.09%		1.09%	1.10%		1.10%
Net investment income (loss)	0.61%		0.70%		0.67%	0.78%		0.64%
Portfolio turnover rate(k)	29%		38%		48%	61%		50%

	AST International Value Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.88		$21.32		$17.36	$17.26		$17.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51		0.49		0.42	0.38		0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.06		(3.95)		3.54	(0.32)		(0.21)

Total from investment operations	3.57		(3.46)		3.96	0.06		0.14

Capital Contributions	0.01	(b)(c)	0.02	(c)	—	0.04	(e)	—

Net Asset Value, end of year	$21.46		$17.88		$21.32	$17.36		$17.26

Total Return(f)	20.02	%(l)	(16.14	)%(m)	22.81%	0.58	%(n)	0.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,993		$1,582		$2,322	$1,908		$2,029
Average net assets (in millions)	$1,829		$2,080		$2,184	$1,901		$2,215
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.09%		1.10%		1.10%	1.10%		1.11%
Expenses before waivers and/or expense reimbursement	1.10%		1.10%		1.10%	1.10%		1.11%
Net investment income (loss)	2.58%		2.37%		2.18%	2.26%		1.96%
Portfolio turnover rate(k)	23%		26%		21%	28%		22%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.44)%.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.93)%.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.96%.

(m)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.23)%.

(n)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.35%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.42		$30.80		$23.76	$23.31		$23.98

Income (Loss) From Investment Operations:
Net investment income (loss)	0.50		0.58		0.43	0.42		0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.40		(5.98)		6.61	(0.02)		(1.08)

Total from investment operations	6.90		(5.40)		7.04	0.40		(0.67)

Capital Contributions	0.02	(b)(c)	0.02	(c)	—	0.05	(d)	—

Net Asset Value, end of year	$32.34		$25.42		$30.80	$23.76		$23.31

Total Return(e)	27.22	%(f)	(17.47	)%(g)	29.63%	1.93	%(h)	(2.79)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$448		$358		$481	$359		$389
Average net assets (in millions)	$422		$448		$430	$362		$438
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.01%		1.01%		1.01%	1.03%		1.02%
Expenses before waivers and/or expense reimbursement	1.01%		1.01%		1.01%	1.03%		1.02%
Net investment income (loss)	1.72%		1.96%		1.57%	1.81%		1.63%
Portfolio turnover rate(j)	25%		31%		18%	24%		13%

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$30.55		$31.05		$22.86	$23.20		$20.97

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.08)		(0.06)		(0.03)	(0.03)		(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.03		(0.44)		8.22	(0.31)		2.29

Total from investment operations	9.95		(0.50)		8.19	(0.34)		2.23

Capital Contributions	—	(b)(k)	—	(c)(k)	—	—	(d)(k)	—

Net Asset Value, end of year	$40.50		$30.55		$31.05	$22.86		$23.20

Total Return(e)	32.60	%(l)	(1.61	)%(l)	35.83%	(1.47	)%(l)	10.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,255		$952		$1,152	$784		$1,097
Average net assets (in millions)	$1,147		$1,190		$789	$858		$1,044
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.99%		0.99%		0.99%	1.00%		0.99%
Expenses before waivers and/or expense reimbursement	0.99%		0.99%		0.99%	1.00%		0.99%
Net investment income (loss)	(0.22)%		(0.17)%		(0.12)%	(0.15)%		(0.27)%
Portfolio turnover rate(j)	44%		39%		61%	42%		36%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 27.14%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (17.53)%.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.72%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Less than $0.005 per share.

(l)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$48.53		$49.87		$37.50	$35.52		$32.27

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.16		0.18	0.22		0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.16		(1.52)		12.19	1.71		3.08

Total from investment operations	15.34		(1.36)		12.37	1.93		3.25

Capital Contributions	—	(b)(c)(d)	0.02	(c)	—	0.05	(e)	—

Net Asset Value, end of year	$63.87		$48.53		$49.87	$37.50		$35.52

Total Return(f)	31.63	%(g)	(2.69	)%(h)	32.99%	5.57	%(i)	10.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,899		$2,318		$2,954	$2,293		$2,434
Average net assets (in millions)	$2,708		$2,849		$2,679	$2,364		$2,613
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.91%		0.91%		0.91%	0.92%		0.92%
Expenses before waivers and/or expense reimbursement	0.97%		0.97%		0.97%	0.98%		0.98%
Net investment income (loss)	0.32%		0.31%		0.41%	0.61%		0.49%
Portfolio turnover rate(k)	13%		8%		13%	13%		10%

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.56		$20.52		$16.57	$15.47		$15.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.18		0.15	0.13		0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.34		(2.15)		3.80	0.95		(0.36)

Total from investment operations	5.56		(1.97)		3.95	1.08		(0.23)

Capital Contributions	—	(b)(c)(d)	0.01	(c)	—	0.02	(e)	—

Net Asset Value, end of year	$24.12		$18.56		$20.52	$16.57		$15.47

Total Return(f)	29.96	%(g)	(9.55	)%(l)	23.84%	7.11	%(m)	(1.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$725		$586		$754	$615		$620
Average net assets (in millions)	$685		$707		$699	$607		$666
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	1.11%		1.11%		1.11%	1.13%		1.12%
Expenses before waivers and/or expense reimbursement	1.11%		1.11%		1.11%	1.13%		1.12%
Net investment income (loss)	1.03%		0.90%		0.81%	0.81%		0.80%
Portfolio turnover rate(k)	10%		10%		10%	28%		17%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (2.73)%.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 5.43%.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.60)%.

(m)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.98%.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST MFS Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.22		$23.71		$18.14	$17.80		$16.59

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.08)		(0.06)		(0.02)	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.23		0.56		5.59	0.36		1.23

Total from investment operations	9.15		0.50		5.57	0.33		1.21

Capital Contributions	—	(b)(c)(d)	0.01	(c)	—	0.01	(e)	—

Net Asset Value, end of year	$33.37		$24.22		$23.71	$18.14		$17.80

Total Return(f)	37.78	%(g)	2.15	%(h)	30.71%	1.91	%(i)	7.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,393		$1,057		$1,217	$1,070		$1,182
Average net assets (in millions)	$1,282		$1,266		$1,097	$1,132		$1,262
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.97%		0.97%		0.99%	0.99%		0.99%
Expenses before waivers and/or expense reimbursement	0.98%		0.98%		0.99%	0.99%		0.99%
Net investment income (loss)	(0.28)%		(0.24)%		(0.11)%	(0.16)%		(0.12)%
Portfolio turnover rate(k)	15%		17%		29%	29%		30%

	AST MFS Large-Cap Value Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.06		$20.10		$17.13	$15.10		$15.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.31		0.29		0.24	0.24		0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.99		(2.33)		2.73	1.79		(0.33)

Total from investment operations	5.30		(2.04)		2.97	2.03		(0.11)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$23.36		$18.06		$20.10	$17.13		$15.10

Total Return(f)	29.35	%(g)	(10.15	)%(g)	17.34%	13.44	%(g)	(0.72)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,974		$1,360		$1,579	$1,160		$588
Average net assets (in millions)	$1,737		$1,537		$1,341	$970		$612
Ratios to average net assets(j):
Expenses after waivers and/or expense reimbursement	0.93%		0.93%		0.93%	0.95%		0.96%
Expenses before waivers and/or expense reimbursement	0.93%		0.93%		0.93%	0.95%		0.96%
Net investment income (loss)	1.46%		1.46%		1.29%	1.47%		1.45%
Portfolio turnover rate(k)	15%		9%		16%	33%		17%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.11%.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.85%.

(j)	Does not include expenses of the underlying funds in which the Portfolio invests.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Mid-Cap Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.02		$9.43		$7.42	$7.30		$7.74

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)		(0.02)		(0.02)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.75		(0.39)		2.03	0.13		(0.42)

Total from investment operations	2.72		(0.41)		2.01	0.11		(0.44)

Capital Contributions	—	(b)(c)	—	(c)(d)	—	0.01	(e)	—

Net Asset Value, end of year	$11.74		$9.02		$9.43	$7.42		$7.30

Total Return(f)	30.16	%(g)	(4.35	)%(g)	27.09%	1.64	%(h)	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,417		$1,160		$1,437	$1,183		$1,330
Average net assets (in millions)	$1,378		$1,410		$1,338	$1,221		$795
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.00%		0.98%		0.98%	0.98%		1.03%
Expenses before waivers and/or expense reimbursement	1.08%		1.08%		1.08%	1.08%		1.10%
Net investment income (loss)	(0.30)%		(0.24)%		(0.25)%	(0.21)%		(0.29)%
Portfolio turnover rate(j)	125%		66%		57%	71%		128%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$29.16		$34.91		$30.68	$25.95		$27.50

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51		0.43		0.40	0.34		0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.63		(6.18)		3.83	4.36		(1.94)

Total from investment operations	6.14		(5.75)		4.23	4.70		(1.55)

Capital Contributions	—	(b)(c)	—	(c)(d)	—	0.03	(e)	—

Net Asset Value, end of year	$35.30		$29.16		$34.91	$30.68		$25.95

Total Return(f)	21.01	%(g)	(16.47	)%(g)	13.79%	18.23	%(k)	(5.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$849		$715		$1,009	$919		$810
Average net assets (in millions)	$821		$922		$968	$816		$934
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.00%		0.99%		0.99%	1.00%		1.00%
Expenses before waivers and/or expense reimbursement	1.00%		0.99%		0.99%	1.00%		1.00%
Net investment income (loss)	1.54%		1.25%		1.23%	1.25%		1.43%
Portfolio turnover rate(j)	18%		20%		27%	30%		22%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Less than $0.005 per share.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.50%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 18.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$8.69		$10.11		$8.00	$7.12		$8.55

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.17		0.12	0.10		0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.98		(1.61)		1.99	0.78		(1.55)

Total from investment operations	1.16		(1.44)		2.11	0.88		(1.43)

Capital Contributions	—	(b)(c)(d)	0.02	(c)	—	—	(d)(e)	—

Net Asset Value, end of year	$9.85		$8.69		$10.11	$8.00		$7.12

Total Return(f)	13.35	%(g)	(14.05	)%(h)	26.38%	12.36	%(g)	(16.73)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$417		$337		$511	$412		$402
Average net assets (in millions)	$398		$449		$458	$401		$525
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.38%		1.41%		1.39%	1.48%		1.45%
Expenses before waivers and/or expense reimbursement	1.38%		1.41%		1.39%	1.48%		1.45%
Net investment income (loss)	1.92%		1.74%		1.30%	1.28%		1.42%
Portfolio turnover rate(j)	18%		9%		13%	34%		12%

	AST QMA Large-Cap Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.27		$18.60		$15.32	$13.82		$13.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25		0.19		0.17	0.19		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.10		(1.52)		3.11	1.31		0.01

Total from investment operations	4.35		(1.33)		3.28	1.50		0.21

Capital Contributions	—	(b)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$21.62		$17.27		$18.60	$15.32		$13.82

Total Return(f)	25.19	%(g)	(7.15	)%(g)	21.41%	10.85	%(g)	1.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,113		$2,110		$2,654	$2,947		$2,904
Average net assets (in millions)	$2,211		$2,535		$2,770	$2,863		$2,986
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.81%		0.81%		0.81%	0.80%		0.81%
Expenses before waivers and/or expense reimbursement	0.83%		0.82%		0.82%	0.82%		0.82%
Net investment income (loss)	1.26%		0.98%		1.05%	1.34%		1.45%
Portfolio turnover rate(j)	93%		82%		87%	90%		96%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.25)%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2019		2018	2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$40.78		$44.51	$35.92	$32.05		$31.80

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.14)		(0.18)	(0.19)	(0.10)		(0.20)
Net realized and unrealized gain (loss) on investment	12.41		(3.55)	8.78	3.96		0.45

Total from investment operations	12.27		(3.73)	8.59	3.86		0.25

Capital Contributions	—	(b)(c)	—	—	0.01	(d)	—

Net Asset Value, end of year	$53.05		$40.78	$44.51	$35.92		$32.05

Total Return(e)	30.12	%(f)	(8.38)%	23.91%	12.07	%(g)	0.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$863		$680	$884	$756		$737
Average net assets (in millions)	$836		$904	$805	$697		$807
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.99%		0.99%	0.99%	1.00%		1.00%
Expenses before waivers and/or expense reimbursement	0.99%		0.99%	0.99%	1.01%		1.00%
Net investment income (loss)	(0.28)%		(0.38)%	(0.49)%	(0.31)%		(0.59)%
Portfolio turnover rate(i)	50%		56%	60%	91%		46%

	AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.68		$19.82		$15.53	$14.41		$14.23

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.11)		(0.09)		(0.08)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.56		(2.05)		4.37	1.15		0.22

Total from investment operations	6.45		(2.14)		4.29	1.11		0.18

Capital Contributions	—	(b)(c)(j)	—	(c)(j)	—	0.01	(d)	—

Net Asset Value, end of year	$24.13		$17.68		$19.82	$15.53		$14.41

Total Return(e)	36.48	%(f)	(10.80	)%(f)	27.62%	7.77	%(k)	1.26%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$788		$616		$852	$722		$747
Average net assets (in millions)	$750		$857		$781	$690		$836
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.05%		1.05%		1.05%	1.06%		1.05%
Expenses before waivers and/or expense reimbursement	1.05%		1.05%		1.05%	1.06%		1.05%
Net investment income (loss)	(0.51)%		(0.43)%		(0.47)%	(0.27)%		(0.24)%
Portfolio turnover rate(i)	72%		65%		57%	71%		69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 12.04%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.70%.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.75		$28.64		$26.68	$20.65		$21.58

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.18		0.14	0.11		0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.98		(5.07)		1.82	5.88		(1.08)

Total from investment operations	5.22		(4.89)		1.96	5.99		(0.93)

Capital Contributions	—	(b)(c)	—	(c)(d)	—	0.04	(e)	—

Net Asset Value, end of year	$28.97		$23.75		$28.64	$26.68		$20.65

Total Return(f)	21.98	%(g)	(17.07	)%(g)	7.35%	29.20	%(h)	(4.31)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$725		$589		$979	$1,066		$941
Average net assets (in millions)	$703		$884		$1,035	$930		$1,042
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.01%		1.00%		0.99%	1.00%		1.00%
Expenses before waivers and/or expense reimbursement	1.01%		1.00%		0.99%	1.00%		1.00%
Net investment income (loss)	0.90%		0.65%		0.53%	0.49%		0.72%
Portfolio turnover rate(j)	67%		51%		50%	52%		63%

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.99		$34.65		$25.13	$24.47		$22.33

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)		0.04		(0.02)	(0.01)		(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.20		1.30		9.54	0.65		2.21

Total from investment operations	10.16		1.34		9.52	0.64		2.14

Capital Contributions	—	(b)(c)	—	(c)(d)	—	0.02	(e)	—

Net Asset Value, end of year	$46.15		$35.99		$34.65	$25.13		$24.47

Total Return(f)	28.23	%(g)	3.87	%(g)	37.88%	2.70	%(k)	9.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,939		$2,373		$2,622	$1,664		$1,979
Average net assets (in millions)	$2,768		$2,763		$2,257	$1,688		$1,988
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.90%		0.90%		0.92%	0.95%		0.95%
Expenses before waivers and/or expense reimbursement	0.94%		0.94%		0.94%	0.96%		0.96%
Net investment income (loss)	(0.09)%		0.11%		(0.08)%	(0.06)%		(0.31)%
Portfolio turnover rate(j)	28%		33%		41%	42%		47%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Less than $0.005 per share.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 29.01%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.62%.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST T. Rowe Price Large-Cap Value Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.68		$15.14		$12.99	$12.24		$13.03

Income (Loss) From Investment Operations:
Net investment income (loss)	0.33		0.26		0.23	0.20		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.22		(1.72)		1.92	0.54		(0.95)

Total from investment operations	3.55		(1.46)		2.15	0.74		(0.79)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)	—

Net Asset Value, end of year	$17.23		$13.68		$15.14	$12.99		$12.24

Total Return(f)	25.97	%(g)	(9.64	)%(g)	16.55%	6.13	%(h)	(6.06)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,090		$1,302		$1,272	$861		$709
Average net assets (in millions)	$2,451		$1,282		$1,098	$535		$794
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.79%		0.88%		0.83%	0.81%		0.80%
Expenses before waivers and/or expense reimbursement	0.84%		0.93%		0.94%	0.96%		0.95%
Net investment income (loss)	2.08%		1.71%		1.65%	1.63%		1.27%
Portfolio turnover rate(j)	73%		44%		41%	167%		63%

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$19.27		$23.12		$20.96	$16.82		$20.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.39		0.33		0.41	0.21		0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.86		(4.19)		1.75	3.90		(4.18)

Total from investment operations	3.25		(3.86)		2.16	4.11		(4.01)

Capital Contributions	—	(b)(c)(d)	0.01	(c)	—	0.03	(e)	—

Net Asset Value, end of year	$22.52		$19.27		$23.12	$20.96		$16.82

Total Return(f)	16.87	%(g)	(16.65	)%(k)	10.31%	24.61	%(l)	(19.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$417		$325		$543	$529		$417
Average net assets (in millions)	$394		$481		$551	$465		$538
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.03%		1.02%		1.02%	1.03%		1.04%
Expenses before waivers and/or expense reimbursement	1.04%		1.03%		1.02%	1.03%		1.04%
Net investment income (loss)	1.84%		1.43%		1.94%	1.09%		0.85%
Portfolio turnover rate(j)	50%		49%		84%	93%		87%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.05%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.69)%.

(l)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.43%.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.22		$11.00		$10.78	$10.33		$10.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.56		0.46		0.42	0.28		0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)		(0.29)		(0.20)	0.17		(0.71)

Total from investment operations	0.19		0.17		0.22	0.45		(0.50)

Capital Contributions	—	(b)(c)(d)	0.05	(c)	—	—	(d)(e)	—

Net Asset Value, end of year	$11.41		$11.22		$11.00	$10.78		$10.33

Total Return(f)	1.60	%(g)	2.00	%(h)	2.04%	4.36	%(g)	(4.62)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$331		$311		$361	$341		$353
Average net assets (in millions)	$328		$348		$353	$338		$591
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.94%		0.93%		0.95%	0.98%		0.97%
Expenses before waivers and/or expense reimbursement	0.94%		0.93%		0.95%	0.98%		0.97%
Net investment income (loss)	4.91%		4.16%		3.80%	2.69%		1.98%
Portfolio turnover rate(j)	47%		19%		36%	68%		60%

	AST WEDGE Capital Mid-Cap Value Portfolio
	Year Ended December 31,
	2019		2018	2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.52		$25.78	$21.75	$19.08		$20.43

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41		0.20	0.17	0.25		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.71		(4.46)	3.86	2.39		(1.55)

Total from investment operations	4.12		(4.26)	4.03	2.64		(1.35)

Capital Contributions	—	(b)(d)	—	—	0.03	(e)	—

Net Asset Value, end of year	$25.64		$21.52	$25.78	$21.75		$19.08

Total Return(f)	19.14	%(g)	(16.52)%	18.53%	13.99	%(k)	(6.61)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$338		$298	$426	$373		$360
Average net assets (in millions)	$331		$382	$402	$351		$430
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.06%		1.06%	1.06%	1.06%		1.07%
Expenses before waivers and/or expense reimbursement	1.07%		1.07%	1.07%	1.07%		1.07%
Net investment income (loss)	1.69%		0.78%	0.74%	1.29%		0.96%
Portfolio turnover rate(j)	25%		33%	27%	35%		58%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.55%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 13.83%.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.45		$15.21		$13.39	$12.57		$12.65

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.14		0.11	0.09		0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.81		(0.90)		1.71	0.73		(0.16)

Total from investment operations	2.97		(0.76)		1.82	0.82		(0.08)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$17.42		$14.45		$15.21	$13.39		$12.57

Total Return(f)	20.55	%(g)	(5.00	)%(g)	13.59%	6.52	%(g)	(0.63)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,127		$1,779		$2,231	$2,091		$2,122
Average net assets (in millions)	$2,031		$2,101		$2,169	$2,042		$2,200
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.03%		1.03%		1.08%	1.09%		1.09%
Expenses before waivers and/or expense reimbursement	1.09%		1.08%		1.09%	1.09%		1.09%
Net investment income (loss)	0.98%		0.92%		0.80%	0.71%		0.62%
Portfolio turnover rate(i)	58%		48%		59%	65%		55%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of Advanced Series Trust, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 12, 2020

D1

Appendix A

AST AQR Emerging Markets Equity Portfolio
AST Cohen & Steers Realty Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan International Equity Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large Cap Value Portfolio AST Mid-Cap Growth Portfolio (formerly AST Goldman Sachs Mid-Cap Growth Portfolio)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

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The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2020 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-A

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Cohen & Steers Global Realty Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Bond Portfolio 2020	A2
	AST Bond Portfolio 2021	A11
	AST Bond Portfolio 2022	A20
	AST Bond Portfolio 2023	A30
	AST Bond Portfolio 2024	A40
	AST Bond Portfolio 2025	A50
	AST Bond Portfolio 2026	A60
	AST Bond Portfolio 2027	A71
	AST Bond Portfolio 2028	A81
	AST Bond Portfolio 2029	A91
	AST Bond Portfolio 2030	A101
	AST Cohen & Steers Global Realty Portfolio	A110
	AST High Yield Portfolio	A114
	AST Investment Grade Bond Portfolio	A141
	AST Prudential Core Bond Portfolio	A161
	AST QMA US Equity Alpha Portfolio	A194
	AST Quantitative Modeling Portfolio	A208
	AST Western Asset Core Plus Bond Portfolio	A211
	AST Western Asset Emerging Markets Debt Portfolio	A249

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President, Advanced Series Trust	January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST Bond Portfolio 2020	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	3.50%	1.63%	4.26%
Bloomberg Barclays Fixed Maturity (2020) Zero Coupon Swaps Index	3.60	2.00	4.56
Bloomberg Barclays US Government/Credit Index	9.71	3.23	3.96

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2020 returned 3.50%. The Portfolio underperformed both the Bloomberg Barclays Fixed Maturity (2020) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), emerging markets, and collateralized loan obligations (CLOs) — all added value. Individual issue selection was strong, with security selection in Treasuries, CMBS, investment-grade corporates, and CLOs all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the technology sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

1

AST Bond Portfolio 2020	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2020 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	59.4%
AA	4.7%
A	8.8%
BBB	5.1%
NR	-0.7%
Cash & Equivalents	22.7%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

AST Bond Portfolio 2021	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	5.07%	2.09%	4.81%
Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index	4.51	2.25	4.97
Bloomberg Barclays US Government/Credit Index	9.71	3.23	3.96

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/4/2010. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2021 returned 5.07%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), emerging markets, and collateralized loan obligations (CLOs) — all added value. Individual issue selection was strong, with security selection in Treasuries, investment-grade corporates, CMBS, and CLOs all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the technology sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

3

AST Bond Portfolio 2021	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2021 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	49.9%
AA	4.5%
A	14.4%
BBB	13.8%
BB	0.1%
NR	-2.6%
Cash & Equivalents	19.9%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

4

AST Bond Portfolio 2022	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	5.89%	2.23%	4.14%
Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index	5.37	2.50	4.58
Bloomberg Barclays US Government/Credit Index	9.71	3.23	3.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2022 returned 5.89%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and emerging markets — all added value. Individual issue selection was strong, with security selection in Treasuries, investment-grade corporates, CLOs, and asset-backed securities all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the upstream energy sector, while positions in the technology sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. Overal versus the index, positioning in interest rate swaps detracted from performance for the reporting period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

5

AST Bond Portfolio 2022	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2022 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	63.4%
AA	6.3%
A	14.0%
BBB	14.2%
BB	0.2%
NR	-1.6%
Cash & Equivalents	3.5%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

6

AST Bond Portfolio 2023	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	6.51%	2.49%	2.42%
Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index	6.25	2.74	2.62
Bloomberg Barclays US Government/Credit Index	9.71	3.23	3.06

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2023 returned 6.51%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities, collateralized loan obligations (CLOs), asset-backed securities (ABS), and emerging markets — all added value. Individual issue selection was strong, with security selection in Treasuries, investment-grade corporates, CLOs, and ABS all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the foreign non-corporate sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. Overall versus the index, positioning in interest rate swaps detracted from performance for the reporting period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

7

AST Bond Portfolio 2023	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2023 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	72.5%
AA	2.8%
A	9.8%
BBB	11.1%
BB	0.2%
NR	0.6%
Cash & Equivalents	3.0%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

8

AST Bond Portfolio 2024	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	7.96%	2.71%	2.23%
Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index	7.16	2.97	2.49
Bloomberg Barclays US Government/Credit Index	9.71	3.23	2.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2024 returned 7.96%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, collateralized loan obligations (CLOs), commercial mortgage-backed securities (CMBS), and asset-backed securities — all added value. Individual issue selection was strong, with security selection in Treasuries, investment-grade corporates, CLOs, and CMBS all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the midstream energy sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. Overall versus the index, positioning in interest rate swaps detracted from performance for the reporting period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

9

AST Bond Portfolio 2024	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2024 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	65.9%
AA	6.6%
A	7.2%
BBB	17.7%
BB	0.6%
NR	0.3%
Cash & Equivalents	1.7%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

10

AST Bond Portfolio 2025	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	8.72%	2.81%	4.77%
Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index	8.09	3.19	5.36
Bloomberg Barclays US Government/Credit Index	9.71	3.23	3.69

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2025 returned 8.72%. The Portfolio outperformed the Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index and underperformed the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, collateralized loan obligations (CLOs), commercial mortgage-backed securities (CMBS), and asset-backed securities — all added value. Individual issue selection was strong, with security selection in Treasuries, investment-grade corporates, CMBS, and CLOs all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the midstream energy sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

11

AST Bond Portfolio 2025	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. Overall versus the index, positioning in interest rate swaps detracted from performance for the reporting period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the period.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2025 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	76.6%
AA	6.1%
A	5.5%
BBB	10.2%
BB	0.4%
NR	3.2%
Cash & Equivalents	-2.0%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

12

AST Bond Portfolio 2026	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	10.03%	2.87%
Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index	9.04	3.41
Bloomberg Barclays US Government/Credit Index	9.71	3.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2026 returned 10.03%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities, collateralized loan obligations (CLOs), and asset-backed securities (ABS) — all added value. Individual issue selection was strong, with security selection in Treasuries, investment-grade corporates, CLOs, and ABS all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the electric utilities sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. Overall versus the index, positioning in interest rate swaps detracted from performance for the reporting period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

13

AST Bond Portfolio 2026	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2026 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	76.8%
AA	5.1%
A	7.1%
BBB	5.5%
BB	0.1%
NR	-3.0%
Cash & Equivalents	8.4%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

14

AST Bond Portfolio 2027	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	10.69%	3.09%
Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index	10.00	3.43
Bloomberg Barclays US Government/Credit Index	9.71	4.02

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/4/2016. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2027 returned 10.69%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), interest rate swaps, asset-backed securities, and agencies — all added value. Individual issue selection was strong, with security selection in investment-grade corporates, CLOs, CMBS, and interest rate swaps all adding value. Positioning in Treasuries was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the electric utilities sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

15

AST Bond Portfolio 2027	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2027 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	72.0%
AA	6.6%
A	7.1%
BBB	8.0%
BB	0.2%
B	0.2%
NR	1.4%
Cash & Equivalents	4.5%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

16

AST Bond Portfolio 2028	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	11.59%	3.77%
Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index	10.97	4.23
Bloomberg Barclays US Government/Credit Index	9.71	4.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/3/2017. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2028 returned 11.59%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), collateralized loan obligations, asset-backed securities (ABS), and emerging markets — all added value. Individual issue selection was strong, with security selection in interest rate swaps, investment-grade corporates, CMBS, agencies, and ABS all adding value. Positioning in Treasuries was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the health care & pharmaceutical sector, while positions in the midstream energy sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

17

AST Bond Portfolio 2028	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of CDX (an index of credit default swaps) to hedge credit risk or to increase or decrease credit risk. The use of CDX contributed to the performance for the period.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2028 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	69.6%
AA	4.7%
A	8.4%
BBB	12.2%
BB	0.8%
NR	8.2%
Cash & Equivalents	-3.9%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

18

AST Bond Portfolio 2029	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	12.30%	5.13%
Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index	11.89	5.37
Bloomberg Barclays US Government/Credit Index	9.71	4.52

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2029 returned 12.30%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2029) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), agencies, and asset-backed securities — all added value. Positioning in swaps hurt performance. Individual issue selection was strong, with security selection in Treasuries, investment-grade corporates, and CMBS, all adding value. Positioning in interest rate swaps was negative. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the capital goods sector modestly detracted from performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. Overall versus the index, positioning in interest rate swaps detracted from performance for the reporting period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Overall versus the Index, the use of futures and options collectively added to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

19

AST Bond Portfolio 2029	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2029 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	81.5%
AA	6.1%
A	8.9%
BBB	4.6%
BB	0.1%
NR	4.5%
Cash & Equivalents	-5.7%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

20

AST Bond Portfolio 2030	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	14.40%
Bloomberg Barclays Fixed Maturity (2030) Zero Coupon Swaps Index	12.84
Bloomberg Barclays US Government/Credit Index	9.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Bond Portfolio 2030 returned 14.40%. The Portfolio outperformed both the Bloomberg Barclays Fixed Maturity (2030) Zero Coupon Swaps Index and the Bloomberg Barclays US Government/Credit Index.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), municipals, and agencies — all added value. Positioning in swaps hurt performance. Individual issue selection was hurt by positioning in interest rate swaps and Treasuries. Security selection in investment-grade corporates and CMBS helped to offset some of the losses. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the foreign non-corporate sector detracted from performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

21

AST Bond Portfolio 2030	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures added to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of CDX (an index of credit default swaps) to hedge credit risk or to increase or decrease credit risk. The use of CDX contributed to performance for the period.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2030 (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	81.6%
AA	5.7%
A	6.7%
BBB	3.8%
NR	6.4%
Cash & Equivalents	-4.2%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

22

AST Cohen & Steers Global Realty Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	25.13%	5.91%	8.65%
FTSE EPRA/NAREIT Developed Real Estate Net Index	21.91	5.56	8.37

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2019, the AST Cohen & Steers Global Realty Portfolio returned 25.13%. The Portfolio outperformed the FTSE EPRA/NAREIT Developed Real Estate Net Index.

The Portfolio’s investment objective is capital appreciation and income.

What were the market conditions during the reporting period?

Global real estate securities generated substantial returns in 2019 (the reporting period). For much of the year, real estate investment trusts (REITs) were supported by overall healthy fundamentals and declining interest rates. Real estate securities also saw strong demand from investors seeking securities with defensive characteristics and attractive yields. While the fundamental backdrop remained favorable, sovereign rates in several countries moved higher in the fourth quarter. This was driven by a stabilizing global economy and the announcement of a “Phase 1” trade accord between the US and China. This backdrop generally favored more cyclically sensitive assets, while defensive sectors such as real estate securities lagged toward the end of the year.

By region, Europe generated the best results in 2019, fueled by relatively attractive valuations and surprisingly resilient economic strength. In North America, US REITs enjoyed their best year in more than a decade. Asia Pacific was the weakest region, largely due to Hong Kong, which was hampered by slowing growth in China and ongoing social unrest.

The continued influence of technology and the growth of e-commerce were critical drivers for real estate performance globally. Industrial landlords were the top-performing sector as supply struggled to keep pace with high demand resulting from the world’s massive need for logistics capabilities. At the same time, retail property owners struggled throughout the year as more shopping was conducted online and tenants closed stores and sought rent reductions.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the US contributed to relative performance. An underweight position in Simon Property Group Inc. was beneficial, as its shares fell sharply due to secular challenges for retail landlords. Cohen & Steers held an underweight position in Public Storage; its shares underperformed due to an oversupplied market that resulted in pricing pressures. Overweight positions in rental housing company Invitation Homes Inc. and industrial REIT Prologis Inc. also added to returns.

Security selection in the United Kingdom (UK) aided relative performance, including overweights in SEGRO plc and Assura Group Ltd. SEGRO benefited from strong e-commerce trends and a lack of modern logistical facilities in the UK. Assura Group, a health care REIT, experienced increasing demand given favorable demographic trends and government spending on health care in the country.

Stock selection in Australia also contributed, including an out-of-index position in Charter Hall Group, which manages office, industrial, and retail properties. Not owning Scentre Group was beneficial, as the shares underperformed amid a continued deceleration in shopping center fundamentals.

Stock selection in Germany detracted from relative performance due largely to an overweight position in residential housing company Deutsche Wohnen SE, which fell sharply on proposed rent control legislation that negatively affected investor sentiment. An overweight allocation and stock selection in Hong Kong also hindered relative performance. Cohen & Steers held overweight positions in several developers that underperformed as the

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

23

AST Cohen & Steers Global Realty Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

economy weakened amid heightened social unrest. Avoiding Switzerland also detracted. Investors saw the country as a safe haven at a time of slowing growth and political uncertainty. But from Cohen & Steers’ perspective, Switzerland was not attractively valued.

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Global Realty (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Prologis, Inc.	Industrial REITs	United States	4.6%
Welltower, Inc.	Health Care REITs	United States	3.9%
UDR, Inc.	Residential REITs	United States	3.6%
Extra Space Storage, Inc.	Specialized REITs	United States	2.7%
Kilroy Realty Corp.	Office REITs	United States	2.5%
Simon Property Group, Inc.	Retail REITs	United States	2.5%
Essex Property Trust, Inc.	Residential REITs	United States	2.4%
Invitation Homes, Inc.	Residential REITs	United States	2.2%
Mitsui Fudosan Co. Ltd.	Diversified Real Estate Activities	Japan	2.0%
Kimco Realty Corp.	Retail REITs	United States	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

24

AST High Yield Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	15.30%	6.21%	7.08%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index	14.32	6.14	7.55
ICE BoFA Merrill Lynch US High Yield Master II Index	14.41	6.13	7.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST High Yield Portfolio returned 15.30%. The Portfolio outperformed both the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index and the ICE BoFA Merrill Lynch US High Yield Master II Index.

The Portfolio’s investment objective is to seek to maximum total return, consistent with preservation of capital and prudent investment management.

What were market conditions during the reporting period?

The high yield market came roaring out of the gates to start 2019, as dovish language from the Federal Reserve (the Fed) and optimism surrounding US-China trade discussions fueled risky assets. Throughout the second quarter, fear of a global economic slowdown worsened, inducing volatility in the market. However, dovish commentary from the Fed in early June sparked a rebound in risky assets, leaving bond prices essentially flat for the quarter. Sentiment shifted somewhat during the third quarter amid a backdrop of weakening global economic data and the aggressive central bank actions across the globe to combat it. The high yield market posted solid returns in the fourth quarter, the bulk of which came in December, as an apparent “phase one” US-China trade deal, a resounding Conservative Party election victory in the United Kingdom that put Brexit back on track, and a Federal Open Market Committee meeting that left interest rates on hold all helped to alleviate uncertainties overhanging the market.

For the year, the US Corporate High Yield 2% Issuer Capped Index returned 14.32%. By quality, BB-rated credits fared the best, posting a total return of 15.70% while B-rated bonds and CCC-rated bonds returned 14.36% and 9.11% respectively. By industry, financials, retail, and cable were the outperformers, while energy, airlines, and paper lagged the broader market. Moody’s 12-month US speculative grade default rate ended November at 3.9%, up from 2.8% at the end of 2018.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s outperformance, relative to its benchmarks, was driven largely by broad-based issue selection, principally within the electric utilities, metals & mining, and healthcare & pharmaceutical sectors. Issue selection within the homebuilders and media & entertainment sectors also boosted returns.

A few of the overall largest single-name contributors included overweights to Genon (electric utilities) and Wind Tre Spa (telecom) and underweights to EP Energy (upstream energy) and Frontier (telecom). This was partially offset by issue selection within the midstream energy and automotive sectors, which detracted from performance. Overweights to Alta Mesa (upstream energy) and Digicel (telecom) were the largest single-name detractors from performance.

Having more “risk on” in the Portfolio relative to the benchmark was also a large contributor to returns as spreads rallied during the period. Overall industry selection was mixed during the period. Overweights to home builders and electric utilities added to performance. This was mostly offset by an underweight to financials, which detracted from returns.

During the period, the Portfolio used US Treasury futures to manage the Portfolio’s interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and foreign exchange derivatives had no material impact on the Portfolio’s performance during the period. The Portfolio used credit derivatives to manage its overall risk profile. The impact was modestly negative.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

25

AST High Yield Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST High Yield (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	7.2%
BBB	1.5%
BB	28.8%
B	40.2%
CCC and Below	14.9%
NR	1.9%
Cash & Equivalents	5.5%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

26

AST Investment Grade Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	11.23%	4.06%	5.56%
Bloomberg Barclays US 5-10 Year Government/Credit Bond Index	10.38	3.64	4.85

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2019, the AST Investment Grade Bond Portfolio returned 11.23%. The Portfolio outperformed the Bloomberg Barclays US 5-10 Year Government/Credit Bond Index.

The Portfolio’s investment objective is to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s exposure to non-Treasury sectors — including high yield, commercial mortgage-backed securities (CMBS), investment-grade corporate bonds, and collateralized loan obligations — all added value. Positioning in emerging markets hurt performance. Individual issue selection was also positive, with positioning in investment-grade corporates, non-agency mortgages, and CMBS the largest contributors. Security selection in Treasuries limited results. Within its holdings of corporate bonds, the Portfolio benefited from positions in the health care & pharmaceutical sector, while positions in the electric utilities sector detracted from performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negligible impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

27

AST Investment Grade Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

managing interest rate risk than through the purchase and sale of cash bonds. Overall, versus the Index the use of futures detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of CDX (an index of credit default swaps) to hedge credit risk or to increase or decrease credit risk. The use of CDX contributed to performance for the period.

Presentation of Portfolio Holdings — unaudited

AST Investment Grade Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	35.2%
AA	3.3%
A	12.2%
BBB	42.9%
BB	2.4%
B	0.3%
CCC	0.2%
NR	2.2%
Cash & Equivalents	1.3%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

28

AST Prudential Core Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	9.75%	3.64%	3.68%
Bloomberg Barclays US Aggregate Bond Index	8.72	3.05	2.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 10/17/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Prudential Core Bond Portfolio returned 9.75%. The Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek to maximize total return, consistent with the long-term preservation of capital.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year, as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range-bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: Stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s overweights to high yield, commercial mortgage-backed securities, collateralized loan obligations, and emerging markets all added value. Underweights to investment-grade corporates and mortgage-backed securities hurt performance. Individual issue selection was also positive, with positioning in sovereigns, investment-grade corporates, non-agency mortgages, emerging markets, and high yield the largest contributors. Security selection in Treasuries limited results. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate and banking sectors, while positions in the electric utilities and life insurance sectors detracted from performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

29

AST Prudential Core Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of CDX (an index of credit default swaps) to hedge credit risk or to increase or decrease credit risk. The use of CDX contributed to performance for the period.

Presentation of Portfolio Holdings — unaudited

AST Prudential Core Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	7.8%
AA	2.3%
A	23.7%
BBB	60.8%
Cash & Equivalents	5.4%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

30

AST QMA US Equity Alpha Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	24.47%	10.58%	13.76%
Russell 1000® Index	31.43	11.48	13.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST QMA US Equity Alpha Portfolio returned 24.47%. The Portfolio underperformed the Russell 1000 Index.

The Portfolio’s investment objective is long-term capital appreciation.

What were the market conditions during the reporting period?

US equities performed robustly in 2019, despite headwinds from slowing global growth and trade policy conflicts, specifically between the US and China. Helping offset some of these risks was the Federal Reserve’s monetary policy, which became increasingly accommodative to growth with three interest rate cuts during the period. In December, the US and China agreed to sign “phase one” of a trade agreement, which catapulted US equity prices even higher. Investors favored growth stocks in the beginning of the period, while stocks priced more reasonably relative to their earnings trailed the market averages. Later in the period, investors’ focus shifted to stocks of profitable companies and away from speculative growth stocks of companies with little to no earnings.

What strategies or holdings affected the Portfolio’s performance?

QMA uses a proprietary stock selection model that analyzes stocks based on metrics that measure a company’s relative value, growth prospects, and quality. QMA applied these metrics when it built the Portfolio, using bottom-up (stock-by-stock) security selection and holding similar sector weights to the Russell 1000 Index. QMA aims to add value from both long and short positions in the Portfolio.

Over the period, the Portfolio struggled due to its focus on high-quality, cheaply priced stocks while the markets favored faster-growing, lower-quality stocks in which the Portfolio was either underweight or short. This effect was most prevalent in the consumer discretionary sector, where the Portfolio struggled the most.

However, the Portfolio eventually benefited from QMA’s commitment to its investment strategy. QMA maintained its focus on high-quality, reasonably priced stocks, and those companies began to outperform toward the end of the period.

The Portfolio also benefited from good risk control in 2019. In a period where stock selection strategy did not work well, diversification across sectors and stocks allowed the Portfolio to share in what was a stellar year for US equities.

Index futures were used by the Portfolio to equitize cash by linking the futures to equities and providing exposure to the Index. Index futures do not add or detract from the Portfolio’s performance relative to the benchmark and, therefore, had no impact on the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

31

AST QMA US Equity Alpha Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST QMA US Equity Alpha (As of 12/31/2019)
Ten Largest Holdings—Long	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.2%
Microsoft Corp.	Software	4.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.4%
Bank of America Corp.	Banks	1.7%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.5%
AT&T, Inc.	Diversified Telecommunication Services	1.4%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.4%
Citigroup, Inc.	Banks	1.4%
Adobe, Inc.	Software	1.3%

AST QMA US Equity Alpha (As of 12/31/2019)
Ten Largest Holdings—Short	Line of Business	(% of Net Assets	)
Coupa Software, Inc.	Software	(1.4)%
Sarepta Therapeutics, Inc.	Biotechnology	(1.1)%
Roku, Inc.	Entertainment	(1.0)%
International Flavors & Fragrances, Inc.	Chemicals	(1.0)%
Guardant Health, Inc.	Health Care Providers & Services	(0.9)%
Americold Realty Trust	Equity Real Estate Investment Trusts (REITs)	(0.8)%
Okta, Inc.	IT Services	(0.8)%
Square, Inc. (Class A Stock)	IT Services	(0.7)%
Penumbra, Inc.	Health Care Equipment & Supplies	(0.7)%
Pure Storage, Inc. (Class A Stock)	Technology Hardware, Storage & Peripherals	(0.7)%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

32

AST Quantitative Modeling Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	21.20%	7.35%	7.64%
Blended Index	24.09	8.58	9.13
S&P 500 Index	31.46	11.69	12.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 5/2/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Quantitative Modeling Portfolio returned 21.20%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek a high potential return while attempting to mitigate downside risk during adverse market cycles.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The subadvisor, QMA, expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio seeks a high potential return while attempting to mitigate risk during adverse market cycles. The portfolio’s fund-of-funds structure is subadvised by QMA.

The Portfolio rose 21.20% in 2019. Total asset allocation had a negative impact on performance during the reporting period, largely attributable to the impact of a nearly 24% allocation to the defensive bond segment. This position was added following large global equity market declines in late 2018. The defensive bond allocation detracted from performance, as global equity markets rebounded sharply in January 2019. Tactical allocations within the Capital Growth sleeve slightly detracted, as trade tensions increased volatility during the period. Most of the value was lost in May when the Portfolio was positioned toward equities, which fell more than 6% that month. Out-of-benchmark positions in high yield and emerging market bonds added value, while out-of-benchmark positions in emerging market equities and cash detracted from relative performance.

Overall, underlying fund manager gross performance detracted from Portfolio results during the period, largely driven by domestic equity fund managers. Specifically, large-cap core equity fund managers, in aggregate, underperformed, as did domestic growth fund managers. This negative result was partially offset by strong returns for large-cap value and international growth equity fund managers. Domestic fixed income fund managers also added value, largely outperforming the Bloomberg Barclays US Aggregate Bond Index.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period, as both equity and fixed income markets produced better returns than cash. Underlying fund managers may from time to time use derivatives such as index futures to gain market exposure.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

33

AST Quantitative Modeling Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited
AST Quantitative Modeling (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	8.8%
AST AQR Large Cap Core Portfolio	Large/Mid-Cap Growth	8.8%
AST QMA Large-Cap Portfolio	Large/Mid-Cap Growth	8.7%
AST Prudential Core Bond Portfolio	Core Bond	7.5%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	6.4%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	6.1%
AST Loomis Sayles Large-Cap Growth Portfolio	Large/Mid-Cap Growth	5.6%
AST International Growth Portfolio	International Growth	5.4%
AST International Value Portfolio	International Value	5.3%
AST Wellington Management Global Bond Portfolio	Core Bond	5.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

34

AST Western Asset Core Plus Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.30%	4.43%	4.92%
Bloomberg Barclays US Aggregate Bond Index	8.72	3.05	3.75

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2019, the AST Western Asset Core Plus Bond Portfolio returned 12.30%. The Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain an average duration specified for the Portfolio.

What were the market conditions during the reporting period?

2019 was ultimately a strong year for the fixed income markets. As the year came to a close, there were positive developments on a number of issues that had weighed on the markets, alleviating fears of a more hawkish Federal Reserve (Fed) and the prospect of a US recession.

The year began with an unambiguous dovish pivot by the Fed, which was made clear in remarks by Chairman Jerome Powell at a conference in January. Then, as 2019 progressed, the Fed cut interest rates three times, with its accommodative policy stance echoed by other global central banks that eased monetary policy as well. Geopolitical concerns, including fears about ongoing trade wars and anxiety about the United Kingdom’s pending exit from the European Union (known as Brexit), caused market volatility throughout the year. In December, however, the markets were buoyed by several positive developments, which materially reduced these uncertainties heading into year-end. The US and China announced they had reached a “phase one” trade deal, and the trade deal between the US, Mexico, and Canada was passed by the House of Representatives, with many observers expecting it would eventually pass the Senate and go into effect. In the UK, Boris Johnson won a sizeable majority in the general election, clearing the way for the UK to leave the European Union after an extended period of uncertainty.

What strategies or holdings affected the Portfolio’s performance?

For most of the reporting period, the Portfolio was long US duration, holding an overweight in the short-to-intermediate segment of the US Treasury yield curve, as well as a larger overweight in the long-term end of the curve. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) The Portfolio’s overall duration overweight served as a hedge against its overweights in spread (non-government bond) sectors, helping to mute downside volatility during risk-off periods. With regard to the Portfolio’s yield curve positioning, Western Asset’s investment view was that the Fed had set a high bar for hiking rates again. Thus, the back (or long-term) end of the US Treasury yield curve could steepen if the Fed allowed inflation to run above its target, while the front (or short-term) end could provide a useful hedge if growth and inflation surprised to the downside, forcing the Fed to cut rates significantly. In aggregate, these positions were advantageous for the Portfolio during the period. Its duration positioning benefited as yields declined, and its yield curve positioning detracted modestly as the yield curve steepened.

Corporate credit exposures, including investment-grade and high yield bonds, were significant positive contributors to the Portfolio’s performance, as both sectors produced meaningful excess returns over US Treasuries. Emerging markets exposure (both US dollar-denominated and local currency-denominated) also added to performance, as spreads (yield differentials) narrowed and yields fell. In addition, the Portfolio’s currency positions were a net contributor to returns.

The US dollar’s performance was mixed throughout 2019, but it weakened overall against other currencies. Non-US developed markets exposure also contributed positively, as the Portfolio’s British pound- and Canadian dollar-denominated long positions benefited from US dollar weakness. Finally, structured product positions were positive for performance, in particular the Portfolio’s holdings of non-agency mortgage-backed securities, as spreads were generally tighter.

Apart from the Portfolio’s yield curve positioning, there were no meaningful detractors from performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

35

AST Western Asset Core Plus Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

The Portfolio used interest rate futures and options (forms of derivative securities) to adjust its duration and yield curve positioning. Swap derivatives — such as interest rate, credit default, and index swaps — were used to manage portfolio risk, fine-tune investment strategy, and capture relative value opportunities. Currency futures and forwards were used to adjust the Portfolio’s exposure to various foreign currencies. Overall versus the Index, the net impact of all derivatives used had a positive impact on the Portfolio’s performance during the period.

Presentation of Portfolio Holdings — unaudited
AST Western Asset Core Plus Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	47.9%
AA	4.1%
A	20.1%
BBB	17.7%
BB	7.2%
B	4.2%
CCC and Below	0.9%
Cash & Equivalents	-2.1%
Total	100%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

36

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	14.85%	4.66%	2.76%
J.P. Morgan EMBI Global Index	14.42	5.88	4.45

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 8/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Western Asset Emerging Markets Debt Portfolio returned 14.85%. The Portfolio outperformed the J.P. Morgan EMBI Global Index.

The Portfolio’s investment objective is to seek to maximize total return.

What were the market conditions during the reporting period?

In 2019, Western Asset’s investment strategy was underpinned by two dominant investment themes. The first was that global and US economic growth would prove to be resilient. The second was that global, and particularly US, monetary policy would need to become much more accommodative. The investment implications were straightforward. Spread (or non-government bond) sectors should handily outperform government bonds. Indeed, greater central bank accommodation came to fruition during the year. The idea that global economic growth would be merely resilient looked like too low a bar near the start of 2019, though market anxiety about this view rose as global economic growth decelerated. Because these two investment themes broadly played out, spread sectors generated strong performance during the reporting period.

Underlying Western Asset’s economic outlook was a strongly held view that inflation would remain very subdued. This outlook also views inflation normalization as a long process that would require sustained monetary policy stimulus. Indeed, it appeared that central banks finally came to this conclusion during 2019. Almost 10 years into the global economic expansion, developed market core inflation rates remained below central bank targets and have barely risen. The risk of a market sell-off if economic growth faltered galvanized central bank efforts to more directly target inflation outcomes.

What strategies or holdings affected the Portfolio’s performance?

From a sector perspective, the Portfolio’s off-benchmark allocation to local-currency-denominated securities detracted from performance during the reporting period. Exposure to the Argentine peso detracted the most, while exposures to the Russian ruble and Indonesian rupiah benefited performance. On the positive side, the Portfolio’s off-benchmark exposure to corporate sectors was beneficial.

Country selection contributed positively to performance during the period. Overweight exposure to Indonesia and underweight exposure to Lebanon enhanced performance. Conversely, the Portfolio’s underweight allocation to Mexico and its overweight allocation to Argentina detracted from returns.

Industry selection was also beneficial. The Portfolio’s overweight exposure to Brazil’s oil and gas sector and its overweight exposure to Turkish financials bolstered results, while an overweight in the South African industrial sector and an overweight in Mexican financials detracted from performance.

Currency derivatives were used for hedging purposes and/or to adjust currency exposures. The Portfolio also used US Treasury futures to manage duration exposure and swaps to manage risk. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) The use of these instruments contributed to the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

37

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Western Asset Emerging Markets Debt (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AA	5.0%
A	12.6%
BBB	37.4%
BB	18.8%
B	18.5%
CCC and Below	1.6%
Cash & Equivalents	6.1%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

38

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Quantitative Modeling Portfolio Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Fixed Maturity (2020 — 2030) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond.

Bloomberg Barclays US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater.

Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt.

FTSE EPRA/NAREIT Developed Real Estate Net Index is an unmanaged index that reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

ICE BoFA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST Bond Portfolio 2020	Actual	$1,000.00	$1,010.00	0.89%	$4.51
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST Bond Portfolio 2021	Actual	$1,000.00	$1,013.00	0.96%	$4.87
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST Bond Portfolio 2022	Actual	$1,000.00	$1,012.00	0.93%	$4.72
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2023	Actual	$1,000.00	$1,010.90	0.93%	$4.71
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2024	Actual	$1,000.00	$1,013.90	0.94%	$4.77
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST Bond Portfolio 2025	Actual	$1,000.00	$1,013.80	0.97%	$4.92
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST Bond Portfolio 2026	Actual	$1,000.00	$1,016.80	0.87%	$4.42
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Bond Portfolio 2027	Actual	$1,000.00	$1,016.20	0.91%	$4.62
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST Bond Portfolio 2028	Actual	$1,000.00	$1,017.30	0.94%	$4.78
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST Bond Portfolio 2029	Actual	$1,000.00	$1,019.40	0.93%	$4.73
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2019

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST Bond Portfolio 2030	Actual	$1,000.00	$1,019.60	0.93%	$4.73
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Cohen & Steers Global Realty Portfolio	Actual	$1,000.00	$1,075.60	1.11%	$5.81
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST High Yield Portfolio	Actual	$1,000.00	$1,041.20	0.88%	$4.53
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST Investment Grade Bond Portfolio	Actual	$1,000.00	$1,024.60	0.75%	$3.83
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST Prudential Core Bond Portfolio	Actual	$1,000.00	$1,027.60	0.73%	$3.73
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

AST QMA US Equity Alpha Portfolio	Actual	$1,000.00	$1,102.70	1.51%	$8.00
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

AST Quantitative Modeling Portfolio	Actual	$1,000.00	$1,068.30	1.16%	$6.05
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

AST Western Asset Core Plus Bond Portfolio	Actual	$1,000.00	$1,038.40	0.76%	$3.90
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

AST Western Asset Emerging Markets Debt Portfolio	Actual	$1,000.00	$1,030.40	1.07%	$5.48
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PHP	Philippine Peso
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
USD	US Dollar
ZAR	South African Rand

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	Annual payment frequency for swaps
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
BABs	Build America Bonds
BROIS	Brazil Overnight Index Swap
BTP	Buoni del Tesoro Poliennali
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CMBX	Commercial Mortgage-Backed Index
CMS	Constant Maturity Swap
CVT	Convertible Security
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
IO	Interest Only (Principal amount represents notional)
LIBOR	London Interbank Offered Rate
M	Monthly payment frequency for swaps
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor
OJSC	Open Joint-Stock Company
OTC	Over-the-counter
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PO	Principal Only
Q	Quarterly payment frequency for swaps
REITs	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
S	Semiannual payment frequency for swaps
S&P	Standard & Poor’s
SONIA	Sterling Overnight Index Average
STACR	Structured Agency Credit Risk
Strips	Separate Trading of Registered Interest and Principal of Securities
T	Swap payment upon termination
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USOIS	United States Overnight Index Swap
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 79.1%

ASSET-BACKED SECURITIES — 5.7%
Automobiles — 4.3%
Ally Master Owner Trust,
Series 2017-03, Class A1, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.500%)
2.170%(c)	06/15/22	800	$800,812
Avis Budget Rental Car Funding AESOP LLC,
Series 2014-02A, Class A, 144A
2.500%	02/20/21	267	266,703
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	75	75,030
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	27	26,666
Series 2017-02, Class A2, 144A
1.970%	01/20/23	22	22,513
Ford Credit Auto Owner Trust,
Series 2015-01, Class A, 144A
2.120%	07/15/26	1,500	1,499,998
Series 2015-02, Class A, 144A
2.440%	01/15/27	1,200	1,202,332
GMF Floorplan Owner Revolving Trust,
Series 2017-02, Class A2, 144A, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.000%)
2.170%(c)	07/15/22	1,500	1,501,248
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	23	23,215
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	5	4,985

			5,423,502

Collateralized Loan Obligations — 0.8%
BlueMountain CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 0.000%)
3.331%(c)	04/13/27	347	347,248
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790% (Cap N/A, Floor 0.000%)
2.700%(c)	11/15/26	227	226,614
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
2.806%(c)	04/20/28	500	499,258

			1,073,120

Credit Cards — 0.5%
American Express Credit Account Master Trust,
Series 2017-03, Class A
1.770%	11/15/22	637	636,733

Student Loans — 0.1%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	20	20,058

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41	51	$50,810

			70,868

TOTAL ASSET-BACKED SECURITIES (cost $7,206,014)			7,204,223

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Commercial Mortgage Trust,
Series 2014-UBS02, Class A2
2.820%	03/10/47	99	99,462
Series 2015-CR27, Class A1
1.577%	10/10/48	47	47,247
Series 2015-DC01, Class A2
2.870%	02/10/48	31	30,950
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A1
1.717%	08/15/48	15	15,195
Series 2015-C04, Class A1
2.010%	11/15/48	14	13,634
DBJPM Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	304	302,645
Series 2017-C06, Class A1
1.907%	06/10/50	215	214,198
Fannie Mae Multifamily Remic Trust,
Series 2015-M12, Class A1
2.331%	05/25/25	380	381,191
GS Mortgage Securities Trust,
Series 2015-GS01, Class A1
1.935%	11/10/48	96	96,014
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class A3
3.322%	07/15/48	622	628,436
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48	1,300	1,363,750
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A2
3.261%	05/15/48	700	716,239
Wells Fargo Commercial Mortgage Trust,
Series 2016-C32, Class A1
1.577%	01/15/59	19	18,717
Series 2016-C33, Class A1
1.775%	03/15/59	113	113,114
WFRBS Commercial Mortgage Trust,
Series 2014-LC14, Class A2
2.862%	03/15/47	30	30,245

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,997,811)			4,071,037

CORPORATE BONDS — 14.3%
Airlines — 0.1%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	120	120,095

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 1.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	01/06/20	400	$400,000
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
8.125%	01/15/20	200	200,346
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, MTN
2.150%	09/28/20	1,000	999,743

			1,600,089

Banks — 5.5%
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
2.100%	10/05/20	1,000	1,001,225
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.750%	04/25/22	345	349,960
Sub. Notes
3.875%	03/26/25	355	375,529
Credit Industriel et Commercial (France),
Certificate of Deposit, US Federal Funds Effective Rate + 0.400%
1.950%(c)	08/13/20	1,000	999,560
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20	980	986,643
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.250%	10/15/20	1,025	1,043,297
4.500%	01/24/22	250	262,662
Morgan Stanley,
Sr. Unsec’d. Notes
5.750%	01/25/21	125	129,859
Sr. Unsec’d. Notes, GMTN
5.500%	01/26/20	550	551,163
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.854%	11/09/22	240	245,514
State Street Bank and Trust Co.,
Certificate of Deposit, 1 Month LIBOR + 0.240%
2.025%(c)	07/22/20	1,000	1,000,173

			6,945,585

Biotechnology — 1.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.875%	11/15/21	160	165,030
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20	995	1,001,289
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21	250	260,790

			1,427,109

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals — 0.2%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	190	$201,147

Commercial Services — 0.3%
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes
5.800%	05/01/21	400	419,264

Computers — 0.4%
Apple, Inc.,
Sr. Unsec’d. Notes
1.900%	02/07/20	530	529,918

Electric — 0.3%
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.403%	09/01/21	400	402,887

Healthcare-Services — 0.3%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	365	370,727

Insurance — 1.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21	575	583,312
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23	15	15,927
4.569%	02/01/29	50	56,150
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.250%	02/15/20	275	276,269
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22	160	164,900
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A, MTN
2.150%	01/10/20	450	449,987

			1,546,545

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21	25	26,199

Oil & Gas — 0.6%
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.450%	04/01/20	760	760,511

Oil & Gas Services — 0.6%
Schlumberger Finance Canada Ltd.,
Gtd. Notes, 144A
2.200%	11/20/20	750	751,318

Pharmaceuticals — 1.5%
Allergan Funding SCS,
Gtd. Notes
3.000%	03/12/20	315	315,219

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.250%	08/15/22	560	$578,054
CVS Health Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%
2.605%(c)	03/09/21	620	623,471
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.875%	06/01/22	380	388,136

			1,904,880

Pipelines — 0.2%
DCP Midstream Operating LP,
Gtd. Notes, 144A
5.350%	03/15/20	25	25,133
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	50	51,189
MPLX LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
2.785%(c)	09/09/21	180	180,664

			256,986

Software — 0.5%
Microsoft Corp.,
Sr. Unsec’d. Notes
1.850%	02/06/20	590	589,903

Telecommunications — 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/21	25	25,764
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21	200	208,068

			233,832

TOTAL CORPORATE BONDS (cost $17,965,744)			18,086,995

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.4%
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52	500	500,075

(cost $500,000)

SOVEREIGN BONDS — 6.2%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	250	261,893
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, 144A
2.000%	04/17/20	800	800,348
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.125%	06/01/20	800	800,804

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
2.000%	09/08/20		1,000	$1,000,554
Province of Alberta (Canada),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	08/26/20		800	799,732
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.050%	11/30/20		800	802,132
Province of New Brunswick (Canada),
Debentures
9.750%	05/15/20		100	102,840
Province of Ontario (Canada),
Sr. Unsec’d. Notes
4.400%	04/14/20		800	805,708
Province of Quebec (Canada),
Unsec’d. Notes
3.500%	07/29/20	(a)	800	807,707
SFIL SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	06/30/20		800	800,300
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.125%	05/19/20		800	800,477

TOTAL SOVEREIGN BONDS (cost $7,760,451)				7,782,495

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%
Federal Home Loan Bank
2.625%	10/01/20		1,000	1,006,697
Federal Home Loan Mortgage Corp.
1.500%	01/17/20		1,000	999,922
1.625%	09/29/20		390	389,958
Federal National Mortgage Assoc.
2.875%	10/30/20		1,000	1,009,549

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,401,697)				3,406,126

U.S. TREASURY OBLIGATIONS — 46.6%
U.S. Treasury Bonds
2.250%	08/15/49		115	111,550
3.125%	02/15/43		2,120	2,404,875
3.625%	08/15/43		35	42,935
3.750%	11/15/43	(k)	1,870	2,339,253
U.S. Treasury Notes
1.125%	02/28/21		3,665	3,643,525
1.375%	04/30/21		3,595	3,584,047
1.625%	12/31/21		395	395,417
1.750%	07/31/21		135	135,306
1.750%	05/15/23	(k)	2,500	2,508,594
1.750%	12/31/24		425	426,162
1.750%	12/31/26		595	591,746
2.250%	11/15/25		6,290	6,457,570
2.250%	11/15/27		3,540	3,638,456
2.375%	08/15/24		4,705	4,846,885
2.500%	12/31/20		2,780	2,803,022
2.625%	11/15/20		4,015	4,048,249
2.625%	01/31/26		3,760	3,941,537

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.000%	09/30/25	9,245	$9,869,760
3.125%	11/15/28	2,955	3,249,115
U.S. Treasury Strips Coupon
2.027%(s)	05/15/39	380	238,331
2.334%(s)	08/15/41	2,715	1,594,320
2.353%(s)	02/15/44	675	369,589
2.365%(s)	05/15/44	2,495	1,356,851
2.394%(s)	11/15/43	274	151,139
2.783%(s)	02/15/25	35	31,925

TOTAL U.S. TREASURY OBLIGATIONS (cost $57,740,820)			58,780,159

TOTAL LONG-TERM INVESTMENTS (cost $98,572,537)			99,831,110

		Shares

SHORT-TERM INVESTMENTS — 20.2%
AFFILIATED MUTUAL FUNDS — 18.6%
PGIM Core Short-Term Bond Fund(w)		937,216	8,631,755
PGIM Core Ultra Short Bond Fund(w)		14,102,838	14,102,838
PGIM Institutional Money Market Fund (cost $797,642; includes $793,730 of cash collateral for securities on loan)(b)(w)		797,562	797,721

TOTAL AFFILIATED MUTUAL FUNDS (cost $23,568,441)			23,532,314

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 1.6%
HSBC Holdings PLC
2.102%	11/02/20	1,000	1,001,555
Ontario Teachers’ Finance Trust
2.000%	09/16/20	1,000	1,001,187

TOTAL COMMERCIAL PAPER (cost $1,999,794)			2,002,742

Value
OPTIONS PURCHASED*~ — 0.0% (cost $770)	$5,526

TOTAL SHORT-TERM INVESTMENTS (cost $25,569,005)	25,540,582

TOTAL INVESTMENTS — 99.3% (cost $124,141,542)	125,371,692
Other assets in excess of liabilities(z) — 0.7%	901,839

NET ASSETS — 100.0%	$126,273,531

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $778,512; cash collateral of $793,730 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	135	$1,406
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	131	1,364
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	140	1,473
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	131	1,283

Total Options Purchased (cost $770)							$5,526

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
5	5 Year U.S. Treasury Notes	Mar. 2020	$593,047	$(1,712)

Short Positions:
19	90 Day Euro Dollar	Dec. 2020	4,673,050	11,963
155	2 Year U.S. Treasury Notes	Mar. 2020	33,402,500	18,453
43	10 Year U.S. Treasury Notes	Mar. 2020	5,522,141	44,578
14	20 Year U.S. Treasury Bonds	Mar. 2020	2,182,687	32,292
44	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	7,992,875	227,233

				334,519

				$332,807

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
56,370	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	$331,917	$136,234	$(195,683)
63,637	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	198,925	101,141	(97,784)
3,431	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(8,688)	(17,613)	(8,925)
20,480	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(325,111)	(492,205)	(167,094)
1,830	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(33,895)	(33,895)
460	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(21,704)	(21,704)
396	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	4,862	(5,910)	(10,772)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(3,351)	(3,351)
130	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	(4,378)	(4,197)
2,639	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(30,268)	(214,822)	(184,554)
4,255	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(481,686)	(371,636)	110,050
665	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,900)	33,495	38,395
190	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	15,088	15,088

				$(315,130)	$(879,556)	$(564,426)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$918,000	$493,407

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$5,423,502	$—
Collateralized Loan Obligations	—	1,073,120	—
Credit Cards	—	636,733	—
Student Loans	—	70,868	—
Commercial Mortgage-Backed Securities	—	4,071,037	—
Corporate Bonds	—	18,086,995	—
Residential Mortgage-Backed Security	—	500,075	—
Sovereign Bonds	—	7,782,495	—
U.S. Government Agency Obligations	—	3,406,126	—
U.S. Treasury Obligations	—	58,780,159	—
Affiliated Mutual Funds	23,532,314	—	—
Commercial Paper	—	2,002,742	—
Options Purchased	—	5,526	—

Total	$23,532,314	$101,839,378	$—

Other Financial Instruments*
Assets
Futures Contracts	$334,519	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	163,533	—

Total	$334,519	$163,533	$—

Liabilities
Futures Contracts	$(1,712)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(727,959)	—

Total	$(1,712)	$(727,959)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	46.6%
Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	18.6
Sovereign Bonds	6.2
Banks	5.5
Automobiles	4.3
Commercial Mortgage-Backed Securities	3.2
U.S. Government Agency Obligations	2.7
Commercial Paper	1.6
Pharmaceuticals	1.5
Auto Manufacturers	1.3
Insurance	1.2
Biotechnology	1.1
Collateralized Loan Obligations	0.8
Oil & Gas	0.6
Oil & Gas Services	0.6
Credit Cards	0.5
Software	0.5
Computers	0.4

Residential Mortgage-Backed Security	0.4%
Commercial Services	0.3
Electric	0.3
Healthcare-Services	0.3
Pipelines	0.2
Telecommunications	0.2
Chemicals	0.2
Airlines	0.1
Student Loans	0.1
Machinery-Diversified	0.0	*
Options Purchased	0.0	*

	99.3
Other assets in excess of liabilities	0.7

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$334,519	*	Due from/to broker — variation margin futures	$1,712	*
Interest rate contracts	Due from/to broker — variation margin swaps	163,533	*	Due from/to broker — variation margin swaps	727,959	*
Interest rate contracts	Unaffiliated investments	5,526		—	—

		$503,578			$729,671

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$25
Interest rate contracts	(48,305)	21,642	(354,108)	(821,448)

Total	$(48,305)	$21,642	$(354,108)	$(821,423)

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Options Purchased(2)	Futures	Swaps
Interest rate contracts		$343	$406,019	$585,575

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$10,444	$87,200	$8,228,756	$49,304,112

Inflation Swap Agreements(2)		Interest Rate Swap Agreements(2)
$120,000		$131,845,800
	Credit Default Swap Agreements— Sell Protection(2)
	$36,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$778,512	$(778,512)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$1,473	$—	$1,473	$—	$1,473
Barclays Bank PLC	4,053	—	4,053	—	4,053

	$5,526	$—	$5,526	$—	$5,526

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $778,512:
Unaffiliated investments (cost $100,573,101)	$101,839,378
Affiliated investments (cost $23,568,441)	23,532,314
Cash	35,420
Deposit with broker for centrally cleared/exchange-traded derivatives	918,000
Dividends and interest receivable	533,601
Receivable for Portfolio shares sold	210,671
Due from broker-variation margin futures	53,245
Due from broker-variation margin swaps	31,029
Prepaid expenses and other assets	1,084

Total Assets	127,154,742

LIABILITIES
Payable to broker for collateral for securities on loan	793,730
Accrued expenses and other liabilities	56,649
Management fee payable	21,738
Distribution fee payable	5,123
Payable for investments purchased	2,970
Payable for Portfolio shares repurchased	644
Affiliated transfer agent fee payable	357

Total Liabilities	881,211

NET ASSETS	$126,273,531

Net assets were comprised of:
Partners’ Equity	$126,273,531

Net asset value and redemption price per share, $126,273,531 / 17,789,365 outstanding shares of beneficial interest	$7.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$2,003,246
Affiliated dividend income	343,654
Affiliated income from securities lending, net	1,141

Total income	2,348,041

EXPENSES
Management fee	428,953
Distribution fee	226,114
Custodian and accounting fees	59,314
Audit fee	51,810
Legal fees and expenses	12,292
Trustees’ fees	10,500
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	6,237
Miscellaneous	13,507

Total expenses	815,735

NET INVESTMENT INCOME (LOSS)	1,532,306

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(108))	185,792
Futures transactions	(354,108)
Options written transactions	21,642
Swap agreements transactions	(821,423)

(968,097)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,080))	1,318,673
Futures	406,019
Swap agreements	585,575

2,310,267

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,342,170

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,874,476

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$1,532,306	$832,911
Net realized gain (loss) on investment transactions	(968,097)	43,530
Net change in unrealized appreciation (depreciation) on investments	2,310,267	(788,115)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,874,476	88,326

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [14,044,754 and 2,815,234 shares, respectively]	98,227,318	19,144,255
Portfolio shares repurchased [3,966,785 and 3,599,862 shares, respectively]	(27,762,662)	(24,447,844)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	70,464,656	(5,303,589)

CAPITAL CONTRIBUTIONS	—	758

TOTAL INCREASE (DECREASE)	73,339,132	(5,214,505)
NET ASSETS:
Beginning of year	52,934,399	58,148,904

End of year	$126,273,531	$52,934,399

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 82.2%
ASSET-BACKED SECURITIES — 8.6%
Automobiles — 2.9%
Avis Budget Rental Car Funding AESOP LLC,
Series 2014-02A, Class A, 144A
2.500%	02/20/21	300	$300,041
Series 2015-01A, Class A, 144A
2.500%	07/20/21	300	300,386
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	75	75,030
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	53	53,332
Series 2018-01, Class A2, 144A
2.870%	10/20/23	169	169,686
Ford Credit Auto Owner Trust,
Series 2016-02, Class A, 144A
2.030%	12/15/27	200	199,905
GMF Floorplan Owner Revolving Trust,
Series 2017-02, Class A2, 144A, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.000%)
2.170%(c)	07/15/22	600	600,499
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	35	34,823
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	15	14,955

			1,748,657

Collateralized Loan Obligations — 5.3%
Apidos CLO (Cayman Islands),
Series 2015-23A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.820%)
2.821%(c)	01/15/27	250	249,379
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.063%(c)	01/22/31	250	249,203
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/16/26	176	175,604
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790% (Cap N/A, Floor 0.000%)
2.700%(c)	11/15/26	454	453,228
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.803%(c)	01/18/28	250	249,591
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	01/16/31	250	247,260
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	250	249,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
2.806%(c)	04/20/28	750	$748,886
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.903%(c)	01/18/29	500	497,255

			3,120,405

Student Loans — 0.4%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	60	60,176
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41	102	101,619
Series 2018-A, Class A2A, 144A
2.390%	02/25/42	89	89,814

			251,609

TOTAL ASSET-BACKED SECURITIES (cost $5,127,467)			5,120,671

COMMERCIAL MORTGAGE-BACKED SECURITIES — 22.9%
Commercial Mortgage Trust,
Series 2014-CR19, Class A4
3.532%	08/10/47	1,000	1,047,253
Series 2014-UBS04, Class A2
2.963%	08/10/47	56	56,401
Series 2015-CR26, Class A3
3.359%	10/10/48	1,400	1,461,899
Series 2015-DC01, Class A2
2.870%	02/10/48	176	176,594
DBJPM Mortgage Trust,
Series 2017-C06, Class A1
1.907%	06/10/50	407	406,017
Fannie Mae Multifamily Remic Trust,
Series 2015-M12, Class A1
2.331%	05/25/25	633	635,318
FHLMC Multifamily Structured Pass-Through Certificates,
Series K054, Class A2
2.745%	01/25/26	2,200	2,259,399
Series K055, Class A2
2.673%	03/25/26	200	204,628
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	2,200	2,314,094
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.669%	04/15/47	1,140	1,175,450
Series 2014-C21, Class A4
3.493%	08/15/47	291	302,899
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48	2,200	2,307,884

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A1
1.445%	08/15/49	43	$42,946
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	599	599,009
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class A1
1.775%	03/15/59	215	214,471
Series 2016-C37, Class A1
1.944%	12/15/49	346	345,399

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,264,885)			13,549,661

CORPORATE BONDS — 29.4%
Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22	200	202,140

Banks — 9.8%
Bank of America Corp.,
Sub. Notes, MTN
4.000%	01/22/25	505	538,593
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21	410	411,725
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21	520	524,587
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
2.250%	02/18/20	500	500,229
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22	340	364,643
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20	340	342,305
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24	505	534,322
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.250%	10/15/20	315	320,623
4.350%	08/15/21	400	415,376
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
4.000%	07/23/25	570	616,588
5.500%	01/26/20	825	826,744
PNC Bank NA,
Sr. Unsec’d. Notes
3.300%	10/30/24	375	394,839

			5,790,574

Biotechnology — 3.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.875%	11/15/21	560	577,606

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/24	(a)	1,100	$1,167,302

				1,744,908

Chemicals — 2.1%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23		1,150	1,217,468

Computers — 1.3%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24		750	776,903

Electric — 0.7%
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.500%	06/01/21		400	411,919

Healthcare-Services — 0.7%
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.700%	02/15/21		400	409,711

Insurance — 1.5%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		850	913,573

Machinery-Diversified — 1.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		570	597,342

Multi-National — 0.3%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		185	184,528

Oil & Gas — 0.1%
Nabors Industries, Inc.,
Gtd. Notes
5.000%	09/15/20		76	76,575

Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.250%	08/15/22		530	547,087
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22	(a)	400	406,295
3.375%	08/12/24		500	520,413

				1,473,795

Pipelines — 2.8%
Enterprise Products Operating LLC,
Gtd. Notes
3.900%	02/15/24		825	876,023
5.200%	09/01/20		285	290,926

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		475	$486,291

				1,653,240

Software — 1.1%
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	11/15/24	(a)	600	623,798

Telecommunications — 1.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/21		585	602,876
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21		200	208,068

				810,944

Transportation — 0.8%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21		485	496,333

TOTAL CORPORATE BONDS (cost $16,931,331)				17,383,751

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58		300	299,866
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52		425	425,064

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $725,000)				724,930

SOVEREIGN BONDS — 3.1%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		405	424,267
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21		200	200,431
2.125%	10/25/23		200	200,575
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22		255	258,804
Province of New Brunswick (Canada),
Debentures
9.750%	05/15/20		200	205,679
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		155	156,921

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		340	$358,937

TOTAL SOVEREIGN BONDS (cost $1,752,136)				1,805,614

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Federal Home Loan Bank
2.625%	10/01/20		660	664,420
Federal Home Loan Mortgage Corp.
2.375%	01/13/22	(k)	4,000	4,057,968
Federal National Mortgage Assoc.
6.625%	11/15/30		570	811,712

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $5,402,962)				5,534,100

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Bonds
3.125%	02/15/43		545	618,234
3.625%	08/15/43		135	165,607
3.750%	11/15/43		1,655	2,070,302
U.S. Treasury Notes
2.375%	08/15/24		210	216,333
U.S. Treasury Strips Coupon
2.205%(s)	05/15/39		205	128,574
2.334%(s)	08/15/41		655	384,633
2.353%(s)	02/15/44		165	90,344
2.365%(s)	05/15/44		605	329,016
2.394%(s)	11/15/43		170	93,772
2.673%(s)	08/15/23		465	437,100

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,691,750)				4,533,915

TOTAL LONG-TERM INVESTMENTS (cost $47,895,531)				48,652,642

			Shares

SHORT-TERM INVESTMENTS — 18.6%
AFFILIATED MUTUAL FUNDS — 18.6%
PGIM Core Short-Term Bond Fund(w)			1,058,636	9,750,041
PGIM Core Ultra Short Bond Fund(w)			52,614	52,614
PGIM Institutional Money Market Fund (cost $1,192,273; includes $1,190,432 of cash collateral for securities on loan)(b)(w)			1,192,234	1,192,472

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,056,515)				10,995,127

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Value
OPTIONS PURCHASED*~ —0.0% (cost $1,469)	$39,419

TOTAL SHORT-TERM INVESTMENTS (cost $11,057,984)	11,034,546

TOTAL INVESTMENTS — 100.8% (cost $58,953,515)	59,687,188
Liabilities in excess of other assets(z) — (0.8)%	(484,767)

NET ASSETS — 100.0%	$59,202,421

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amounts is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,165,702; cash collateral of $1,190,432 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	257	$2,677
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	250	2,602
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	626	5,974
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	1,242	12,461
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	1,260	13,256
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	250	2,449

Total Options Purchased (cost $ 1,469)							$39,419

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
40	5 Year U.S. Treasury Notes	Mar. 2020	$4,744,375	$(4,218)
127	10 Year U.S. Treasury Notes	Mar. 2020	16,309,579	(127,336)
81	10 Year U.S. Ultra Treasury Notes	Mar. 2020	11,396,954	(110,336)

				(241,890)

Short Positions:
15	90 Day Euro Dollar	Dec. 2020	3,689,250	9,446
329	2 Year U.S. Treasury Notes	Mar. 2020	70,899,500	38,999
37	20 Year U.S. Treasury Bonds	Mar. 2020	5,768,531	82,507
18	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	3,269,812	93,505

				224,457

				$(17,433)

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
13,485	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	$223	$32,590	$32,367
46,000	05/11/21	1.600%(S)	3 Month LIBOR(2)(Q)	(11,882)	(97,596)	(85,714)

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
2,570	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	$147	$4,268	$4,121
2,707	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	161	8,489	8,328
715	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	1,762	2,292	530
47,637	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	99,572	75,711	(23,861)
22,305	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	—	(31,731)	(31,731)
37,000	05/11/22	1.982%(S)	3 Month LIBOR(2)(Q)	465,161	263,872	(201,289)
2,960	07/11/23	1.400%(S)	3 Month LIBOR(2)(Q)	171	(23,197)	(23,368)
2,675	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	6,623	(58,229)	(64,852)
4,156	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(5,526)	(96,974)	(91,448)
6,315	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(34,080)	(151,763)	(117,683)
5,655	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(8,328)	(139,982)	(131,654)
1,940	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(35,933)	(35,933)
1,980	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	5,059	(20,467)	(25,526)
870	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(22,299)	(22,299)
10,340	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	39,509	(265,861)	(305,370)
865	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	1,352	(22,474)	(23,826)
985	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,685	(28,403)	(32,088)
805	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(37,982)	(37,982)
7,966	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(5,391)	(525,355)	(519,964)
3,062	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	125	(252,240)	(252,365)
1,450	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	160	(41,575)	(41,735)
6,900	06/15/26	1.504%(S)	3 Month LIBOR(1)(Q)	206	116,527	116,321
670	10/06/26	2.312%(S)	3 Month LIBOR(2)(Q)	(1,634)	22,888	24,522
657	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	9,056	(9,805)	(18,861)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(3,351)	(3,351)
395	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	(13,302)	(13,121)
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(8,931)	(8,931)
2,765	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(31,786)	(225,044)	(193,258)
255	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(22,271)	(22,271)
2,113	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	644	6,533	5,889
805	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,180)	40,547	44,727
145	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	11,515	11,515

				$530,628	$(1,549,533)	$(2,080,161)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$410,000	$994,202

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,748,657	$—
Collateralized Loan Obligations	—	3,120,405	—
Student Loans	—	251,609	—
Commercial Mortgage-Backed Securities	—	13,549,661	—
Corporate Bonds	—	17,383,751	—
Residential Mortgage-Backed Securities	—	724,930	—
Sovereign Bonds	—	1,805,614	—
U.S. Government Agency Obligations	—	5,534,100	—
U.S. Treasury Obligations	—	4,533,915	—
Affiliated Mutual Funds	10,995,127	—	—
Options Purchased	—	39,419	—

Total	$10,995,127	$48,692,061	$—

Other Financial Instruments*
Assets
Futures Contracts	$224,457	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	248,320	—

Total	$224,457	$248,320	$—

Liabilities
Futures Contracts	$(241,890)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(2,328,481)	—

Total	$(241,890)	$(2,328,481)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	22.9%
Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	18.6
Banks	9.8
U.S. Government Agency Obligations	9.3
U.S. Treasury Obligations	7.7
Collateralized Loan Obligations	5.3
Sovereign Bonds	3.1
Biotechnology	3.0
Automobiles	2.9
Pipelines	2.8
Pharmaceuticals	2.5
Chemicals	2.1
Insurance	1.5
Telecommunications	1.4
Computers	1.3
Residential Mortgage-Backed Securities	1.2

Software	1.1%
Machinery-Diversified	1.0
Transportation	0.8
Electric	0.7
Healthcare-Services	0.7
Student Loans	0.4
Auto Manufacturers	0.3
Multi-National	0.3
Oil & Gas	0.1
Options Purchased	0.0 *

100.8
Liabilities in excess of other assets	(0.8)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$224,457	*	Due from/to broker — variation margin futures	$241,890	*
Interest rate contracts	Due from/to broker — variation margin swaps	248,320	*	Due from/to broker — variation margin swaps	2,328,481	*
Interest rate contracts	Unaffiliated investments	39,419		—	—

		$512,196			$2,570,371

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$23
Interest rate contracts	(40,705)	18,627	662,289	948,263

Total	$(40,705)	$18,627	$662,289	$948,286

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$2,024	$73,578	$(1,273,556)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$10,813	$80,800	$31,295,522	$74,122,080

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$216,000	$218,881,000

Credit Default Swap Agreements— Sell Protection(2)
$32,000

(1)	Cost.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,165,702	$(1,165,702)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$31,691	$—	$31,691	$—	$31,691
Barclays Bank PLC	7,728	—	7,728	—	7,728

	$39,419	$—	$39,419	$—	$39,419

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $1,165,702:
Unaffiliated investments (cost $47,897,000)	$48,692,061
Affiliated investments (cost $11,056,515)	10,995,127
Cash	62,036
Deposit with broker for centrally cleared/exchange-traded derivatives	410,000
Dividends and interest receivable	357,014
Due from broker-variation margin swaps	58,471
Prepaid expenses and other assets	1,020

Total Assets	60,575,729

LIABILITIES
Payable to broker for collateral for securities on loan	1,190,432
Payable for Portfolio shares repurchased	107,119
Accrued expenses and other liabilities	55,306
Due to broker-variation margin futures	10,451
Management fee payable	7,363
Distribution fee payable	2,280
Affiliated transfer agent fee payable	357

Total Liabilities	1,373,308

NET ASSETS	$59,202,421

Net assets were comprised of:
Partners’ Equity	$59,202,421

Net asset value and redemption price per share, $59,202,421 / 3,808,055 outstanding shares of beneficial interest	$15.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $425 foreign withholding tax)	$1,865,334
Affiliated dividend income	310,155
Income from securities lending, net (including affiliated income of $1,431)	1,464

Total income	2,176,953

EXPENSES
Management fee	360,321
Distribution fee	189,951
Custodian and accounting fees	60,040
Audit fee	52,310
Legal fees and expenses	12,280
Trustees’ fees	10,680
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Shareholders’ reports	6,400
Miscellaneous	16,755

Total expenses	715,746
Less: Fee waiver and/or expense reimbursement	(7,125)

Net expenses	708,621

NET INVESTMENT INCOME (LOSS)	1,468,332

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $28)	880,583
Futures transactions	662,289
Options written transactions	18,627
Swap agreements transactions	948,286

2,509,785

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(381))	1,146,407
Futures	73,578
Swap agreements	(1,273,556)

(53,571)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	2,456,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,924,546

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$1,468,332	$1,800,117
Net realized gain (loss) on investment transactions	2,509,785	466,497
Net change in unrealized appreciation (depreciation) on investments	(53,571)	(2,371,533)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,924,546	(104,919)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [70,263 and 2,085,556 shares, respectively]	1,082,753	30,464,583
Portfolio shares repurchased [2,753,392 and 3,168,794 shares, respectively]	(41,864,590)	(46,323,874)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(40,781,837)	(15,859,291)

CAPITAL CONTRIBUTIONS	—	871

TOTAL INCREASE (DECREASE)	(36,857,291)	(15,963,339)
NET ASSETS:
Beginning of year	96,059,712	112,023,051

End of year	$59,202,421	$96,059,712

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.6%

ASSET-BACKED SECURITIES — 19.7%
Automobiles — 7.2%
Avis Budget Rental Car Funding AESOP LLC,
Series 2014-02A, Class A, 144A
2.500%	02/20/21	133	$133,351
Series 2016-01A, Class A, 144A
2.990%	06/20/22	600	606,487
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	75	75,030
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	200	203,108
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	44	44,443
Series 2018-01, Class A2, 144A
2.870%	10/20/23	113	113,124
Ford Credit Auto Owner Trust,
Series 2015-01, Class A, 144A
2.120%	07/15/26	1,250	1,249,998
Ford Credit Floorplan Master Owner Trust,
Series 2019-01, Class A
2.840%	03/15/24	300	304,663
GMF Floorplan Owner Revolving Trust,
Series 2017-02, Class A2, 144A, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.000%)
2.170%(c)	07/15/22	400	400,333
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	29	29,019
Santander Drive Auto Receivables Trust,
Series 2019-03, Class B
2.280%	09/15/23	200	199,762
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	10	9,970

			3,369,288

Collateralized Loan Obligations — 10.4%
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.063%(c)	01/22/31	250	249,203
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.106%(c)	10/19/28	500	498,219
Man GLG US CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
3.241%(c)	10/15/28	400	399,730
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	250	249,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.281%(c)	10/13/31	500	$496,358
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.246%(c)	10/20/31	500	499,153
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/31	500	499,143
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
2.806%(c)	04/20/28	500	499,257
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.183%(c)	10/18/31	250	248,435
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.903%(c)	01/18/29	500	497,255
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.106%(c)	10/20/28	750	750,648

			4,887,400

Consumer Loans — 0.9%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	112	112,760
Series 2019-02, Class A, 144A
3.010%	04/25/28	202	202,791
Series 2019-04, Class A, 144A
2.450%	08/25/28	86	86,388

			401,939

Credit Cards — 0.6%
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	300	302,042

Student Loans — 0.6%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	80	80,234
Series 2018-CA, Class A1, 144A
3.010%	06/16/42	32	32,021
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41	85	84,683

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Series 2018-A, Class A2A, 144A
2.390%	02/25/42	60	$59,876

			256,814

TOTAL ASSET-BACKED SECURITIES (cost $9,204,101)			9,217,483

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.5%
BANK,
Series 2017-BNK05, Class A1
1.909%	06/15/60	502	500,609
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A4
3.462%	09/15/48	900	947,329
Commercial Mortgage Trust,
Series 2014-UBS04, Class A2
2.963%	08/10/47	17	16,768
Series 2015-CR26, Class A3
3.359%	10/10/48	900	939,792
Series 2016-CR28, Class A1
1.770%	02/10/49	186	185,328
FHLMC Multifamily Structured Pass-Through Certificates,
Series K054, Class A2
2.745%	01/25/26	1,000	1,027,000
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	1,200	1,262,233
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A3
2.912%	10/15/48	1,280	1,307,031
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class A3
3.669%	02/15/47	103	104,461
Series 2015-C24, Class A3
3.479%	05/15/48	1,200	1,258,846
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A2
3.261%	05/15/48	600	613,919
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	423	422,459
Wells Fargo Commercial Mortgage Trust,
Series 2016-C32, Class A1
1.577%	01/15/59	103	103,100
Series 2016-C35, Class A1
1.392%	07/15/48	187	186,492
Series 2016-C37, Class A1
1.944%	12/15/49	256	255,770
Series 2017-C41, Class A2
2.590%	11/15/50	460	462,971

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,339,466)			9,594,108

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS — 32.9%
Airlines — 0.3%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		160	$160,126

Auto Manufacturers — 1.8%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22		640	647,417
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22		200	202,140

				849,557

Banks — 10.4%
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.500%	04/15/21	(a)	285	286,926
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23		310	317,752
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21		250	251,052
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21		340	342,999
2.750%	04/25/22		370	375,319
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
2.250%	02/18/20		500	500,229
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22		535	573,776
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.550%	03/01/21		125	125,913
3.200%	01/25/23		380	393,269
4.350%	08/15/21		200	207,688
Morgan Stanley,
Sr. Unsec’d. Notes
5.750%	01/25/21		675	701,239
PNC Bank NA,
Sr. Unsec’d. Notes
2.450%	11/05/20		770	773,525

				4,849,687

Biotechnology — 2.4%
Amgen, Inc.,
Sr. Unsec’d. Notes
1.850%	08/19/21		145	144,815
2.650%	05/11/22		125	126,791
3.875%	11/15/21		95	97,986
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	(a)	355	369,270

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21	(a)	385	$401,617

				1,140,479

Chemicals — 1.5%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23		500	529,334
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22		150	153,268

				682,602

Computers — 2.4%
Apple, Inc.,
Sr. Unsec’d. Notes
2.500%	02/09/22		1,110	1,126,395

Electric — 1.9%
Alabama Power Co.,
Sr. Unsec’d. Notes
2.450%	03/30/22		360	364,304
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
2.750%	01/15/22		410	415,587
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.500%	06/01/21		125	128,725

				908,616

Electronics — 0.3%
Fortive Corp.,
Sr. Unsec’d. Notes
2.350%	06/15/21		115	115,299

Healthcare-Services — 1.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	(a)	575	584,020
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.700%	02/15/21		125	128,035

				712,055

Insurance — 1.8%
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.250%	02/15/20		400	401,845
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22		175	177,557
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.625%	03/15/22		245	258,500

				837,902

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.3%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		140	$146,716

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		110	109,720

Oil & Gas — 0.6%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21		75	71,477
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		202	204,862

				276,339

Pharmaceuticals — 2.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	11/21/24		250	252,084
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.250%	08/15/22		380	392,252
CVS Health Corp.,
Sr. Unsec’d. Notes
3.700%	03/09/23		125	130,146
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23		465	474,065

				1,248,547

Pipelines — 1.3%
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		600	614,262

Software — 1.9%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	02/06/22	(a)	880	892,205

Telecommunications — 1.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/21		305	314,320
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21		200	208,068

				522,388

Transportation — 0.5%
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
4.500%	01/15/22		200	209,479

TOTAL CORPORATE BONDS (cost $15,142,540)				15,402,374

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58		300	$299,866
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		139	144,337
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52		275	275,041

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $716,080)				719,244

SOVEREIGN BONDS — 2.6%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		315	329,986
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21		200	200,431
2.125%	10/25/23		200	200,575
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22		215	218,207
Province of New Brunswick (Canada),
Debentures
9.750%	05/15/20		150	154,259
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		125	126,550

TOTAL SOVEREIGN BONDS (cost $1,203,656)				1,230,008

U.S. GOVERNMENT AGENCY OBLIGATION — 1.7%
Federal Home Loan Bank
2.625%	10/01/20		785	790,257

(cost $784,197)

U.S. TREASURY OBLIGATIONS — 18.7%
U.S. Treasury Bonds
2.250%	08/15/49		100	97,000
3.125%	02/15/43		95	107,766
3.625%	08/15/43		120	147,206
3.750%	11/15/43		1,500	1,876,406
U.S. Treasury Notes
1.375%	04/30/21		515	513,431
1.625%	04/30/23		1,465	1,464,313
1.750%	12/31/24		50	50,137
1.750%	12/31/26		355	353,059
1.750%	11/15/29		210	206,817
2.250%	11/15/24		45	46,157
2.250%	11/15/25		1,010	1,036,907
2.375%	08/15/24		560	576,887
2.750%	04/30/23		170	176,083
3.000%	09/30/25	(k)	1,015	1,083,592
U.S. Treasury Strips Coupon
2.026%(s)	02/15/22	(k)	830	801,793

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.027%(s)	05/15/39	40	$25,087
2.394%(s)	11/15/43	135	74,466
2.673%(s)	08/15/23	165	155,100

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,731,735)			8,792,207

TOTAL LONG-TERM INVESTMENTS (cost $45,121,775)			45,745,681

	Shares

SHORT-TERM INVESTMENTS — 3.9%
AFFILIATED MUTUAL FUNDS — 3.8%
PGIM Core Ultra Short Bond Fund(w)	880,069	880,069
PGIM Institutional Money Market Fund (cost $908,112; includes $906,832 of cash collateral for securities on loan)(b)(w)	908,001	908,183

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,788,181)		1,788,252

OPTIONS PURCHASED*~ —0.1%
(cost $1,069)		28,726

TOTAL SHORT-TERM INVESTMENTS (cost $1,789,250)		1,816,978

TOTAL INVESTMENTS—101.5% (cost $46,911,025)		47,562,659
Liabilities in excess of other assets(z) — (1.5)%		(683,148)

NET ASSETS — 100.0%		$46,879,511

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $888,524; cash collateral of $906,832 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	187	$1,948
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	182	1,894
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	456	4,352
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	904	9,070
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	920	9,679
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	182	1,783

Total Options Purchased (cost $1,069)							$28,726

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
115	10 Year U.S. Treasury Notes	Mar. 2020	$14,768,516	$(110,469)
50	10 Year U.S. Ultra Treasury Notes	Mar. 2020	7,035,156	(73,665)

				(184,134)

Short Positions:
11	90 Day Euro Dollar	Dec. 2020	2,705,450	6,928
290	2 Year U.S.Treasury Notes	Mar. 2020	62,495,000	11,536
26	5 Year U.S.Treasury Notes	Mar. 2020	3,083,844	11,249
14	20 Year U.S. Treasury Bonds	Mar. 2020	2,182,688	31,167
11	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	1,998,219	58,359

				119,239

				$(64,895)

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
30,000	09/03/20	1.600%(S)	3 Month LIBOR(1)(Q)	$272	$(68,582)	$(68,854)
2,571	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	4,086	4,086
7,785	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	—	(11,075)	(11,075)
17,700	05/11/22	1.982%(S)	3 Month LIBOR(2)(Q)	223,592	126,230	(97,362)
15,000	05/21/22	1.893%(S)	3 Month LIBOR(2)(Q)	537,232	75,706	(461,526)
6,100	06/07/22	1.771%(S)	3 Month LIBOR(2)(Q)	174,181	13,166	(161,015)
51,500	09/03/22	1.919%(S)	3 Month LIBOR(2)(Q)	355	568,226	567,871
1,400	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(25,931)	(25,931)
370	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,126	(10,670)	(13,796)
575	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(27,130)	(27,130)
240	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(17,261)	(17,261)
6,072	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(4,152)	(400,446)	(396,294)
2,592	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	125	(213,523)	(213,648)
526	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	7,440	(7,851)	(15,291)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(3,351)	(3,351)
130	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	(4,378)	(4,197)
10,260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	7,162	(352,448)	(359,610)
5,027	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(57,493)	(409,116)	(351,623)
509	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(44,455)	(44,455)

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
845	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	$276	$2,613	$2,337
665	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,900)	33,495	38,395
110	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	8,735	8,735

				$887,035	$(763,960)	$(1,650,995)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,206,647

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$3,369,288	$—
Collateralized Loan Obligations	—	4,887,400	—
Consumer Loans	—	401,939	—
Credit Cards	—	302,042	—
Student Loans	—	256,814	—
Commercial Mortgage-Backed Securities	—	9,594,108	—
Corporate Bonds	—	15,402,374	—
Residential Mortgage-Backed Securities	—	719,244	—
Sovereign Bonds	—	1,230,008	—
U.S. Government Agency Obligation	—	790,257	—
U.S. Treasury Obligations	—	8,792,207	—
Affiliated Mutual Funds	1,788,252	—	—
Options Purchased	—	28,726	—

Total	$1,788,252	$45,774,407	$—

Other Financial Instruments*
Assets
Futures Contracts	$119,239	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	621,424	—

Total	$119,239	$621,424	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(184,134)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(2,272,419)	—

Total	$(184,134)	$(2,272,419)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	20.5%
U.S. Treasury Obligations	18.7
Collateralized Loan Obligations	10.4
Banks	10.4
Automobiles	7.2
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	3.8
Pharmaceuticals	2.7
Sovereign Bonds	2.6
Biotechnology	2.4
Computers	2.4
Electric	1.9
Software	1.9
Auto Manufacturers	1.8
Insurance	1.8
U.S. Government Agency Obligation	1.7
Residential Mortgage-Backed Securities	1.5
Healthcare-Services	1.5

Chemicals	1.5%
Pipelines	1.3
Telecommunications	1.1
Consumer Loans	0.9
Credit Cards	0.6
Oil & Gas	0.6
Student Loans	0.6
Transportation	0.5
Airlines	0.3
Machinery-Diversified	0.3
Electronics	0.3
Multi-National	0.2
Options Purchased	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$119,239	*	Due from/to broker — variation margin futures	$184,134	*
Interest rate contracts	Due from/to broker — variation margin swaps	621,424	*	Due from/to broker — variation margin swaps	2,272,419	*
Interest rate contracts	Unaffiliated investments	28,726		—	—

		$769,389			$2,456,553

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$17
Interest rate contracts	(29,191)	13,375	98,531	772,272

Total	$(29,191)	$13,375	$98,531	$772,289

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$1,713	$260,416	$(309,976)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$7,620	$57,800	$21,462,756	$52,311,706

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$72,000	$167,225,920

Credit Default Swap Agreements— Sell Protection(2)
$24,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$888,524	$(888,524)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$23,101	$—	$23,101	$—	$23,101
Barclays Bank PLC	5,625	—	5,625	—	5,625

	$28,726	$—	$28,726	$—	$28,726

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $888,524:
Unaffiliated investments (cost $45,122,844)	$45,774,407
Affiliated investments (cost $1,788,181)	1,788,252
Cash	30,887
Dividends and interest receivable	278,104
Due from broker-variation margin swaps	27,704
Prepaid expenses and other assets	1,107

Total Assets	47,900,461

LIABILITIES
Payable to broker for collateral for securities on loan	906,832
Accrued expenses and other liabilities	53,917
Payable for Portfolio shares repurchased	36,184
Due to broker-variation margin futures	16,487
Management fee payable	5,372
Distribution fee payable	1,801
Affiliated transfer agent fee payable	357

Total Liabilities	1,020,950

NET ASSETS	$46,879,511

Net assets were comprised of:
Partners’ Equity	$46,879,511

Net asset value and redemption price per share, $46,879,511 / 3,260,439 outstanding shares of beneficial interest	$14.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $425 foreign withholding tax)	$1,521,782
Affiliated dividend income	19,238
Income from securities lending, net (including affiliated income of $1,010)	1,040

Total income	1,542,060

EXPENSES
Management fee	264,499
Distribution fee	139,436
Custodian and accounting fees	59,274
Audit fee	51,810
Legal fees and expenses	12,157
Trustees’ fees	10,220
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Shareholders’ reports	6,580
Miscellaneous	15,862

Total expenses	566,847
Less: Fee waiver and/or expense reimbursement	(47,270)

Net expenses	519,577

NET INVESTMENT INCOME (LOSS)	1,022,483

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $131)	365,921
Futures transactions	98,531
Options written transactions	13,375
Swap agreements transactions	772,289

1,250,116

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $71)	1,113,814
Futures	260,416
Swap agreements	(309,976)

1,064,254

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	2,314,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,336,853

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,022,483	$1,239,580
Net realized gain (loss) on investment transactions	1,250,116	354,999
Net change in unrealized appreciation (depreciation) on investments	1,064,254	(1,999,991)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,336,853	(405,412)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [102,378 and 1,216,369 shares, respectively]	1,456,192	16,201,930
Portfolio shares repurchased [1,850,587 and 2,655,688 shares, respectively]	(25,923,286)	(35,470,429)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(24,467,094)	(19,268,499)

CAPITAL CONTRIBUTIONS	—	429

TOTAL INCREASE (DECREASE)	(21,130,241)	(19,673,482)
NET ASSETS:
Beginning of year	68,009,752	87,683,234

End of year	$46,879,511	$68,009,752

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 95.9%

ASSET-BACKED SECURITIES — 22.8%
Automobiles — 4.6%
Avis Budget Rental Car Funding AESOP LLC,
Series 2014-02A, Class A, 144A
2.500%	02/20/21	167	$166,689
Series 2019-01A, Class A, 144A
3.450%	03/20/23	100	102,257
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	75	75,030
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	100	101,554
CarMax Auto Owner Trust,
Series 2017-04, Class A3
2.110%	10/17/22	84	83,993
Series 2018-04, Class B
3.670%	05/15/24	100	103,742
Chesapeake Funding II LLC (Canada),
Series 2017-03A, Class A2, 144A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
2.080%(c)	08/15/29	38	38,071
Series 2017-04A, Class A1, 144A
2.120%	11/15/29	48	48,059
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	18	17,777
Series 2017-03, Class A2, 144A
2.130%	05/22/23	37	37,466
Series 2018-01, Class A2, 144A
2.870%	10/20/23	56	56,562
Ford Credit Auto Owner Trust,
Series 2017-02, Class A, 144A
2.360%	03/15/29	200	201,070
Ford Credit Floorplan Master Owner Trust,
Series 2017-02, Class A2, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.620%)
2.090%(c)	09/15/22	100	100,040
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	12	11,608
Series 2018-01A, Class A, 144A
3.430%	12/16/24	200	203,215
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	5	4,985

			1,352,118

Collateralized Loan Obligations — 11.1%
Apidos CLO (Cayman Islands),
Series 2015-23A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.820%)
2.821%(c)	01/15/27	250	249,378
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
3.042%(c)	07/17/28	250	249,832

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
2.822%(c)	01/17/28	250	$249,049
CIFC Funding Ltd. (Cayman Islands),
Series 2014-02RA, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.986%(c)	04/24/30	250	248,626
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.063%(c)	01/22/31	250	249,203
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.803%(c)	01/18/28	250	249,591
Man GLG US CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
3.241%(c)	10/15/28	250	249,831
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.116%(c)	07/20/31	250	248,117
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	250	249,999
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.281%(c)	10/13/31	250	248,179
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.766%(c)	07/20/27	249	248,650
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.183%(c)	10/18/31	250	248,435
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.903%(c)	01/18/29	250	248,627

			3,237,517

Consumer Loans — 1.1%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	112	112,760
Series 2019-02, Class A, 144A
3.010%	04/25/28	135	135,194
Series 2019-04, Class A, 144A
2.450%	08/25/28	86	86,388

			334,342

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards — 4.6%
American Express Credit Account Master Trust,
Series 2019-03, Class A
2.000%	04/15/25	200	$199,914
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	200	199,242
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	200	201,361
Series 2017-A01, Class A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.000%)
2.040%(c)	01/15/22	300	300,024
Citibank Credit Card Issuance Trust,
Series 2014-A1, Class A1
2.880%	01/23/23	432	436,410

			1,336,951

Equipment — 0.7%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	100	100,487
Series 2019-B, Class A2, 144A
2.070%	10/12/22	100	100,003

			200,490

Student Loans — 0.7%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	40	40,117
Series 2018-CA, Class A1, 144A
3.010%	06/16/42	32	32,021
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A
2.840%	01/25/41	100	101,034
Series 2018-A, Class A2A, 144A
2.390%	02/25/42	30	29,938

			203,110

TOTAL ASSET-BACKED SECURITIES (cost $6,661,044)			6,664,528

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.6%
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A1
1.971%	12/10/54	119	118,685
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class A3
3.372%	10/10/47	60	62,539
Series 2015-GC35, Class A1
1.847%	11/10/48	29	28,693
Series 2015-P01, Class A1
1.648%	09/15/48	27	27,353
Series 2015-P01, Class A4
3.462%	09/15/48	300	315,776
Series 2016-GC37, Class A1
1.635%	04/10/49	23	22,987

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	212	$215,255
Series 2013-LC06, Class A3
2.666%	01/10/46	73	74,118
Series 2014-UBS02, Class A2
2.820%	03/10/47	50	49,731
Series 2015-CR27, Class A1
1.577%	10/10/48	93	92,641
Series 2016-CR28, Class A1
1.770%	02/10/49	8	7,831
Series 2017-COR2, Class A1
2.111%	09/10/50	104	103,587
DBJPM Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	133	131,764
Series 2016-C03, Class A2
1.886%	08/10/49	100	99,267
Series 2017-C06, Class A1
1.907%	06/10/50	138	137,470
Fannie Mae-Aces,
Series 2019-M25, Class AV1
2.050%	12/25/26	322	320,754
FHLMC Multifamily Structured Pass-Through Certificates,
Series K054, Class A2
2.745%	01/25/26	380	390,260
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	300	315,558
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A2
2.773%	10/15/48	58	58,288
Series 2015-C28, Class A3
2.912%	10/15/48	240	245,068
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A1
1.969%	09/15/50	142	141,710
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A3A2, 144A
3.472%	07/15/47	177	179,567
Series 2016-JP02, Class A1
1.324%	08/15/49	22	21,886
LCCM,
Series 2017-LC26, Class A1, 144A
1.976%	07/12/50	235	234,298
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class A3
3.669%	02/15/47	59	59,194
Series 2015-C24, Class A3
3.479%	05/15/48	400	419,615
Series 2016-C32, Class A1
1.968%	12/15/49	38	37,442
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A1
1.779%	12/15/49	118	117,636

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	296	$296,352
Series 2018-C08, Class ASB
3.903%	02/15/51	340	364,516
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A3
3.058%	05/10/63	72	72,716
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS03, Class A1
1.504%	09/15/57	10	10,198
Series 2016-C33, Class A1
1.775%	03/15/59	36	35,626
Series 2016-C35, Class A1
1.392%	07/15/48	101	100,298
Series 2016-C37, Class A1
1.944%	12/15/49	285	284,189
Series 2017-C41, Class A2
2.590%	11/15/50	180	181,163
Series 2017-RB01, Class A1
2.056%	03/15/50	56	56,172

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,326,202)			5,430,203

CORPORATE BONDS — 20.3%
Airlines — 0.2%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	55	55,043

Auto Manufacturers — 1.8%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22	220	222,550
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
8.125%	01/15/20	305	305,527

			528,077

Banks — 7.4%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23	300	310,518
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23	210	215,251
Citigroup, Inc.,
Sub. Notes
3.875%	03/26/25	95	100,494
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22	200	202,766
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20	415	417,813

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.500%	01/24/22	50	$52,532
Sub. Notes
3.375%	05/01/23	260	270,467
Morgan Stanley,
Sr. Unsec’d. Notes
5.750%	01/25/21	325	337,634
PNC Bank NA,
Sub. Notes
2.950%	01/30/23	250	255,621

			2,163,096

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/22	50	51,698

Chemicals — 1.0%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	275	291,134
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	15	15,327

			306,461

Computers — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24	95	98,408

Electric — 1.5%
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
2.750%	01/15/22	140	141,908
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.625%	06/15/23	285	296,539

			438,447

Healthcare-Services — 1.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	310	314,863

Insurance — 2.3%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23	63	66,895
4.569%	02/01/29	222	249,308
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.250%	02/15/20	125	125,577
Principal Financial Group, Inc.,
Gtd. Notes
3.125%	05/15/23	150	154,052
3.300%	09/15/22	20	20,612

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22		55	$55,804

				672,248

Machinery-Diversified — 0.2%
John Deere Capital Corp.,
Sr. Unsec’d. Notes
2.800%	01/27/23		50	51,182

Miscellaneous Manufacturing — 0.3%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.100%	01/09/23		84	85,812

Oil & Gas — 0.2%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21		50	47,651

Pharmaceuticals — 1.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	11/21/24		160	161,334
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
4.000%	08/15/23		205	218,331
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		145	152,135

				531,800

Pipelines — 1.8%
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	(a)	300	310,385
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		215	220,111

				530,496

Telecommunications — 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22		50	51,075

TOTAL CORPORATE BONDS (cost $5,746,022)				5,926,357

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60		132	132,034
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		93	96,224

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52		150	$150,022

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $376,284)				378,280

SOVEREIGN BONDS — 2.6%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		200	209,515
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.125%	11/16/20		200	200,394
Municipality Finance PLC (Finland),
Gov’t. Gtd. Notes, EMTN
2.375%	03/15/22		200	202,749
Province of New Brunswick (Canada),
Debentures
9.750%	05/15/20		100	102,839
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		50	50,620

TOTAL SOVEREIGN BONDS (cost $752,986)				766,117

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
Federal National Mortgage Assoc.
2.375%	01/19/23		70	71,520

(cost $69,690)

U.S. TREASURY OBLIGATIONS — 30.1%
U.S. Treasury Bonds
3.625%	08/15/43		535	656,295
6.250%	08/15/23		45	52,239
U.S. Treasury Notes
1.375%	06/30/23		850	842,363
1.625%	04/30/23		890	889,583
1.750%	12/31/24		40	40,109
1.750%	11/15/29		120	118,181
1.875%	04/30/22		46	46,287
2.000%	11/30/20		185	185,585
2.125%	09/30/21	(k)	3,035	3,061,675
2.125%	06/30/22		115	116,482
2.125%	05/15/25		25	25,502
2.250%	11/15/24		340	348,739
2.250%	11/15/25		900	923,977
2.375%	08/15/24		595	612,943
2.750%	04/30/23		450	466,102
U.S. Treasury Strips Coupon
2.233%(s)	02/15/41		105	62,582
2.308%(s)	11/15/40		95	56,993
2.334%(s)	11/15/42		25	14,138
2.375%(s)	11/15/41		140	81,610
2.377%(s)	05/15/42		125	71,816

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.673%(s)	08/15/23	130	$122,200

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,691,667)			8,795,401

TOTAL LONG-TERM INVESTMENTS (cost $27,623,895)			28,032,406

		Shares

SHORT-TERM INVESTMENTS — 1.6%

AFFILIATED MUTUAL FUNDS — 1.5%
PGIM Core Ultra Short Bond Fund(w)		133,436	133,436
PGIM Institutional Money Market Fund (cost $304,756; includes $304,223 of cash collateral for securities on loan)(b)(w)		304,696	304,756

TOTAL AFFILIATED MUTUAL FUNDS (cost $438,192)			438,192

OPTIONS PURCHASED*~ — 0.1% (cost $564)			15,097

TOTAL SHORT-TERM INVESTMENTS (cost $438,756)			453,289

TOTAL INVESTMENTS — 97.5% (cost $28,062,651)			28,485,695
Other assets in excess of liabilities(z) — 2.5%			736,469

NET ASSETS — 100.0%			$29,222,164

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $297,686; cash collateral of $304,223 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	99	$1,031
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	96	999
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	240	2,291
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	477	4,786
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	480	5,050
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	96	940

Total Options Purchased (cost $564)							$15,097

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
22	10 Year U.S. Ultra Treasury Notes	Mar. 2020	$3,095,469	$(17,298)

Short Positions:
7	90 Day Euro Dollar	Dec. 2020	1,721,650	4,411
33	2 Year U.S. Treasury Notes	Mar. 2020	7,111,500	4,584

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
27	5 Year U.S. Treasury Notes	Mar. 2020	$3,202,453	$10,258
2	10 Year U.S. Treasury Notes	Mar. 2020	256,844	1,841
10	20 Year U.S. Treasury Bonds	Mar. 2020	1,559,062	22,954
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	363,313	9,091

				53,139

				$35,841

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
434	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	$—	$4,095	$4,095
1,504	12/15/21	1.554%(S)	3 Month LIBOR(2)(Q)	—	(2,205)	(2,205)
645	05/31/22	2.217%(S)	3 Month LIBOR(1)(Q)	153	(8,247)	(8,400)
230	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(5,276)	(5,276)
10,230	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	(93,776)	(432,368)	(338,592)
810	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(15,003)	(15,003)
8,050	05/11/24	2.139%(S)	3 Month LIBOR(2)(Q)	(556,746)	147,310	704,056
230	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(10,852)	(10,852)
235	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	—	(19,359)	(19,359)
210	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	152	(6,021)	(6,173)
122	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(1,094)	(5,502)	(4,408)
125	04/30/26	1.875%(S)	3 Month LIBOR(1)(Q)	(492)	(768)	(276)
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	(1,955)	(3,570)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(3,351)	(3,351)
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(4,466)	(4,466)
1,005	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(11,335)	(81,813)	(70,478)
127	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(11,092)	(11,092)
1,550	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	460	4,792	4,332
282	08/15/29	1.717%(S)	3 Month LIBOR(1)(Q)	—	3,968	3,968
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	20,399	23,262
65	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	5,162	5,162

				$(663,926)	$(422,552)	$241,374

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
3,750	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	$421,956	$—	$421,956	JPMorgan Chase Bank, N.A.
2,000	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	150,311	—	150,311	JPMorgan Chase Bank, N.A.

				$572,267	$—	$572,267

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$572,267	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$368,000	$585,098

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,352,118	$—
Collateralized Loan Obligations	—	3,237,517	—
Consumer Loans	—	334,342	—
Credit Cards	—	1,336,951	—
Equipment	—	200,490	—
Student Loans	—	203,110	—
Commercial Mortgage-Backed Securities	—	5,430,203	—
Corporate Bonds	—	5,926,357	—
Residential Mortgage-Backed Securities	—	378,280	—
Sovereign Bonds	—	766,117	—
U.S. Government Agency Obligation	—	71,520	—
U.S. Treasury Obligations	—	8,795,401	—
Affiliated Mutual Funds	438,192	—	—
Options Purchased	—	15,097	—

Total	$438,192	$28,047,503	$—

Other Financial Instruments*
Assets
Futures Contracts	$53,139	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	744,875	—
OTC Interest Rate Swap Agreements	—	572,267	—

Total	$53,139	$1,317,142	$—

Liabilities
Futures Contracts	$(17,298)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(503,501)	—

Total	$(17,298)	$(503,501)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	30.1%
Commercial Mortgage-Backed Securities	18.6

Collateralized Loan Obligations	11.1%
Banks	7.4

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Automobiles	4.6%
Credit Cards	4.6
Sovereign Bonds	2.6
Insurance	2.3
Pharmaceuticals	1.8
Pipelines	1.8
Auto Manufacturers	1.8
Electric	1.5
Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	1.5
Residential Mortgage-Backed Securities	1.3
Consumer Loans	1.1
Healthcare-Services	1.1
Chemicals	1.0

Student Loans	0.7
Equipment	0.7%
Computers	0.3
Miscellaneous Manufacturing	0.3
U.S. Government Agency Obligation	0.2
Airlines	0.2
Biotechnology	0.2
Machinery-Diversified	0.2
Telecommunications	0.2
Oil & Gas	0.2
Options Purchased	0.1

97.5
Other assets in excess of liabilities	2.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$53,139	*	Due from/to broker — variation margin futures	$17,298	*
Interest rate contracts	Due from/to broker — variation margin swaps	744,875	*	Due from/to broker — variation margin swaps	503,501	*
Interest rate contracts	Unaffiliated investments	15,097		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	572,267		—	—

		$1,385,378			$520,799

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$10
Interest rate contracts	(18,106)	8,327	(107,996)	5,553

Total	$(18,106)	$8,327	$(107,996)	$5,563

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$899	$117,146	$799,012

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$4,603	$35,200	$5,099,369	$14,482,182

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$144,000	$35,549,000

Credit Default Swap Agreements— Sell Protection(2)
$14,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$297,686	$(297,686)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$12,127	$—	$12,127	$—	$12,127
Barclays Bank PLC	2,970	—	2,970	—	2,970
JPMorgan Chase Bank, N.A.	572,267	—	572,267	(572,267)	—

	$587,364	$—	$587,364	$(572,267)	$15,097

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $297,686:
Unaffiliated investments (cost $27,624,459)	$28,047,503
Affiliated investments (cost $438,192)	438,192
Unrealized appreciation on OTC swap agreements	572,267
Deposit with broker for centrally cleared/exchange-traded derivatives	368,000
Dividends and interest receivable	164,874
Due from broker-variation margin futures	1,361
Prepaid expenses	812

Total Assets	29,593,009

LIABILITIES
Payable to broker for collateral for securities on loan	304,223
Audit fee payable	26,655
Custodian and accounting fees payable	21,343
Accrued expenses and other liabilities	6,834
Due to broker-variation margin swaps	5,212
Payable for Portfolio shares repurchased	3,979
Distribution fee payable	1,217
Management fee payable	1,025
Affiliated transfer agent fee payable	357

Total Liabilities	370,845

NET ASSETS	$29,222,164

Net assets were comprised of:
Partners’ Equity	$29,222,164

Net asset value and redemption price per share, $29,222,164 / 2,413,734 outstanding shares of beneficial interest	$12.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $212 foreign withholding tax)	$883,620
Affiliated dividend income	13,016
Income from securities lending, net (including affiliated income of $393)	407

Total income	897,043

EXPENSES
Management fee	160,938
Distribution fee	84,840
Custodian and accounting fees	62,962
Audit fee	53,310
Legal fees and expenses	11,987
Trustees’ fees	9,670
Shareholders’ reports	7,498
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Miscellaneous	14,260

Total expenses	412,474
Less: Fee waiver and/or expense reimbursement	(96,511)

Net expenses	315,963

NET INVESTMENT INCOME (LOSS)	581,080

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5))	160,526
Futures transactions	(107,996)
Options written transactions	8,327
Swap agreements transactions	5,563

66,420

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3)	665,169
Futures	117,146
Swap agreements	799,012

1,581,327

NET GAIN (LOSS) ON INVESTMENT
TRANSACTIONS	1,647,747

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,228,827

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$581,080	$571,771
Net realized gain (loss) on investment transactions	66,420	60,164
Net change in unrealized appreciation (depreciation) on investments	1,581,327	(636,378)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,228,827	(4,443)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [341,989 and 1,604,559 shares, respectively]	3,971,440	17,828,827
Portfolio shares repurchased [1,351,153 and 1,272,477 shares, respectively]	(15,884,966)	(14,157,713)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(11,913,526)	3,671,114

CAPITAL CONTRIBUTIONS	—	7,029

TOTAL INCREASE (DECREASE)	(9,684,699)	3,673,700
NET ASSETS:
Beginning of year	38,906,863	35,233,163

End of year	$29,222,164	$38,906,863

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.0%

ASSET-BACKED SECURITIES — 32.2%
Automobiles — 12.3%
AmeriCredit Automobile Receivables Trust,
Series 2018-02, Class C
3.590%	06/18/24	400	$411,872
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	19	19,331
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	100	102,257
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	75	75,030
CarMax Auto Owner Trust,
Series 2017-04, Class A3
2.110%	10/17/22	84	83,993
Series 2018-01, Class A3
2.480%	11/15/22	100	100,368
Series 2018-04, Class B
3.670%	05/15/24	400	414,967
Series 2019-01, Class A2A
3.020%	07/15/22	136	136,178
Chesapeake Funding II LLC (Canada),
Series 2017-03A, Class A2, 144A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
2.080%(c)	08/15/29	38	38,071
Series 2017-04A, Class A1, 144A
2.120%	11/15/29	48	48,059
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	62	62,221
Series 2017-03, Class A2, 144A
2.130%	05/22/23	37	37,466
Series 2018-01, Class A2, 144A
2.870%	10/20/23	113	113,124
Ford Credit Auto Owner Trust,
Series 2018-02, Class A, 144A
3.470%	01/15/30	200	208,500
Ford Credit Floorplan Master Owner Trust,
Series 2018-02, Class A
3.170%	03/15/25	400	412,074
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	100	103,064
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	35	34,823
Series 2018-01A, Class A, 144A
3.430%	12/16/24	400	406,430
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	10	9,970

			2,817,798

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 13.6%
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.301%(c)	01/16/30	250	$250,580
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	10/15/30	250	249,569
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.213%(c)	04/22/30	250	249,611
ICG US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.214%(c)	10/23/29	250	250,027
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.831%(c)	04/15/27	248	246,841
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.129%(c)	11/14/29	250	250,083
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.994%(c)	05/07/31	250	247,238
Silvermore CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
3.080%(c)	05/15/26	121	121,211
Sound Point CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.186%(c)	10/20/30	250	249,181
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.302%(c)	07/17/26	241	240,384
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.216%(c)	10/20/29	250	249,976
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.166%(c)	10/20/31	250	248,983
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
3.291%(c)	04/15/30	250	245,674

			3,099,358

Consumer Loans — 1.6%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	168	169,140

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Series 2019-02, Class A, 144A
3.010%	04/25/28	202	$202,791

			371,931

Equipment — 0.9%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	100	100,487
Series 2019-B, Class A2, 144A
2.070%	10/12/22	100	100,003

			200,490

Student Loans — 3.8%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	80	80,234
Series 2018-CA, Class A1, 144A
3.010%	06/16/42	32	32,021
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A
2.840%	01/25/41	300	303,103
Series 2018-A, Class A2A, 144A
2.390%	02/25/42	30	29,938
SoFi Professional Loan Program Trust,
Series 2018-C, Class A2FX, 144A
3.590%	01/25/48	400	414,191

			859,487

TOTAL ASSET-BACKED SECURITIES (cost $7,279,835)			7,349,064

COMMERCIAL MORTGAGE-BACKED SECURITIES — 27.3%
BANK,
Series 2017-BNK07, Class A1
1.984%	09/15/60	68	68,329
CD Mortgage Trust,
Series 2016-CD02, Class A1
1.848%	11/10/49	345	343,614
Series 2017-CD05, Class A1
2.028%	08/15/50	232	231,520
Series 2017-CD06, Class A3
3.104%	11/13/50	560	576,944
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A1
1.971%	12/10/54	291	290,573
Series 2017-C08, Class A1
1.965%	06/15/50	87	87,048
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A4
3.462%	09/15/48	100	105,259
Series 2016-C02, Class A1
1.499%	08/10/49	128	127,501
Commercial Mortgage Trust,
Series 2014-UBS02, Class A2
2.820%	03/10/47	25	24,866

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-DC02, Class A1
1.820%	02/10/49	481	$480,002
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A1
2.010%	11/15/48	53	53,173
DBJPM Mortgage Trust,
Series 2017-C06, Class A1
1.907%	06/10/50	372	370,850
Fannie Mae-Aces,
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	224	232,078
GS Mortgage Securities Trust,
Series 2013-GC14, Class A3
3.526%	08/10/46	4	3,689
Series 2014-GC22, Class A3
3.516%	06/10/47	232	236,771
Series 2015-GC32, Class A3
3.498%	07/10/48	100	105,186
Series 2017-GS07, Class A1
1.950%	08/10/50	203	202,181
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A1
1.969%	09/15/50	301	299,898
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A1
1.423%	06/15/49	253	252,381
Series 2017-C07, Class A1
2.081%	10/15/50	99	98,728
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	240	243,504
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A3
3.479%	05/15/48	150	157,356
Series 2016-C32, Class A3
3.459%	12/15/49	400	422,094
Series 2017-C33, Class A1
2.031%	05/15/50	105	105,321
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A1
1.779%	12/15/49	257	256,279
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS03, Class A1
1.504%	09/15/57	16	16,316
Series 2016-C35, Class A1
1.392%	07/15/48	255	253,880
Series 2017-C38, Class A1
1.968%	07/15/50	147	146,492
Series 2017-C41, Class ASB
3.390%	11/15/50	300	314,086
Series 2017-RB01, Class A1
2.056%	03/15/50	132	132,005

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,125,129)			6,237,924

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 25.2%
Airlines — 0.8%
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.500%	09/01/31	172	$179,210

Auto Manufacturers — 1.3%
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23	300	306,543

Banks — 6.4%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.366%(ff)	01/23/26	135	141,245
Sub. Notes, MTN
4.000%	01/22/25	170	181,308
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23	200	205,001
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25	200	207,645
Citigroup, Inc.,
Sub. Notes
3.875%	03/26/25	125	132,229
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22	10	10,725
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.509%(ff)	01/23/29	115	121,969
Sub. Notes
3.375%	05/01/23	150	156,039
Morgan Stanley,
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24	135	143,571
Sub. Notes, MTN
4.100%	05/22/23	150	158,251

			1,457,983

Chemicals — 0.5%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	105	111,160

Electric — 2.5%
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24	125	128,981
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	250	260,692
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.625%	06/15/23	180	187,288

			576,961

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.4%
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.950%	08/15/24		75	$80,162

Healthcare-Services — 0.9%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22		120	121,883
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.250%	09/01/24		85	88,214

				210,097

Insurance — 0.3%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23		14	14,866
4.569%	02/01/29		46	51,658
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22		10	10,306

				76,830

Miscellaneous Manufacturing — 0.5%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.100%	01/09/23		110	112,372

Multi-National — 0.8%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23		185	186,788

Oil & Gas — 1.6%
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		41	41,581
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)	110	116,355
Sinopec Group Overseas Development 2017 Ltd. (China),
Gtd. Notes, 144A
2.250%	09/13/20		200	199,997

				357,933

Pharmaceuticals — 4.4%
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22		125	127,864
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.450%	11/15/27		135	143,876
3.625%	05/15/24		100	105,628
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.079%	06/15/24		295	303,653
Cigna Corp.,
Gtd. Notes, 144A
4.500%	02/25/26		240	263,866

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	70	$72,079

			1,016,966

Pipelines — 4.3%
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24	150	145,508
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	150	155,193
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	10	10,238
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23	55	56,466
4.500%	07/15/23	140	148,565
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27	180	190,924
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22	275	281,991

			988,885

Real Estate Investment Trusts (REITs) — 0.5%
Digital Realty Trust LP,
Gtd. Notes
3.700%	08/15/27	100	106,157

TOTAL CORPORATE BONDS (cost $5,585,702)			5,768,047

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.4%
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60	132	132,034
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58	300	299,866
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52	125	125,019

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $557,231)			556,919

SOVEREIGN BONDS — 2.7%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	200	209,515

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.125%	11/16/20		400	$400,788

TOTAL SOVEREIGN BONDS (cost $598,586)				610,303

U.S. GOVERNMENT AGENCY OBLIGATION — 4.3%
Residual Funding Corp., Principal Strip
2.140%(s)	10/15/20		1,000	986,355

(cost $983,484)

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Notes
2.125%	05/15/25	(k)	480	489,637
2.500%	05/15/24	(k)	390	403,376

TOTAL U.S. TREASURY OBLIGATIONS (cost $849,610)				893,013

TOTAL LONG-TERM INVESTMENTS (cost $21,979,577)				22,401,625

	Shares

SHORT-TERM INVESTMENTS — 0.7%
AFFILIATED MUTUAL FUNDS — 0.5%
PGIM Core Ultra Short Bond Fund(w)	238	238
PGIM Institutional Money Market Fund (cost $120,291; includes $119,972 of cash collateral for securities on loan)(b)(w)	120,280	120,304

TOTAL AFFILIATED MUTUAL FUNDS (cost $120,529)		120,542

OPTIONS PURCHASED*~ — 0.2% (cost $1,304)		35,006

TOTAL SHORT-TERM INVESTMENTS (cost $121,833)		155,548

TOTAL INVESTMENTS — 98.7% (cost $22,101,410)		22,557,173
Other assets in excess of liabilities(z) — 1.3%		295,539

NET ASSETS — 100.0%		$22,852,712

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $117,528; cash collateral of $119,972 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	228	$2,375
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	222	2,310
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	556	5,306
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	1,102	11,057
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	1,120	11,783
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	222	2,175

Total Options Purchased (cost $1,304)							$35,006

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
42	10 Year U.S. Treasury Notes	Mar. 2020	$5,393,719	$(49,795)
57	10 Year U.S. Ultra Treasury Notes	Mar. 2020	8,020,078	(90,519)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	544,969	(14,848)

				(155,162)

Short Positions:
8	90 Day Euro Dollar	Dec. 2020	1,967,600	5,034
23	2 Year U.S. Treasury Notes	Mar. 2020	4,956,500	(197)
147	5 Year U.S. Treasury Notes	Mar. 2020	17,435,579	63,602
17	20 Year U.S. Treasury Bonds	Mar. 2020	2,650,406	39,584

				108,023

				$(47,139)

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
795	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	$51	$2,549	$2,498
48,675	07/10/24	2.187%(S)	3 Month LIBOR(2)(Q)	(1,095,402)	1,277,917	2,373,319
4,352	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(4,325)	(287,013)	(282,688)
4,358	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	188	(359,001)	(359,189)
125	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(4,175)	(4,175)
2,550	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	(38,324)	(112,157)	(73,833)
5,751	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(3,822)	(35,336)	(31,514)
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	(1,955)	(3,570)
4,147	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(48,491)	(337,493)	(289,002)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
1,592	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	$(114,129)	$(139,046)	$(24,917)
422	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	184	1,305	1,121
175	05/11/30	2.000%(S)	3 Month LIBOR(1)(Q)	(4,026)	(1,601)	2,425
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	20,399	23,262
85	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	6,750	6,750

				$(1,309,344)	$31,143	$1,340,487

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$280,000	$893,013

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$2,817,798	$—
Collateralized Loan Obligations	—	3,099,358	—
Consumer Loans	—	371,931	—
Equipment	—	200,490	—
Student Loans	—	859,487	—
Commercial Mortgage-Backed Securities	—	6,237,924	—
Corporate Bonds	—	5,768,047	—
Residential Mortgage-Backed Securities	—	556,919	—
Sovereign Bonds	—	610,303	—
U.S. Government Agency Obligation	—	986,355	—
U.S. Treasury Obligations	—	893,013	—
Affiliated Mutual Funds	120,542	—	—
Options Purchased	—	35,006	—

Total	$120,542	$22,436,631	$—

Other Financial Instruments*
Assets
Futures Contracts	$108,220	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	2,409,375	—

Total	$108,220	$2,409,375	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(155,359)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(1,068,888)	—

Total	$(155,359)	$(1,068,888)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	27.3%
Collateralized Loan Obligations	13.6
Automobiles	12.3
Banks	6.4
Pharmaceuticals	4.4
Pipelines	4.3
U.S. Government Agency Obligation	4.3
U.S. Treasury Obligations	3.9
Student Loans	3.8
Sovereign Bonds	2.7
Electric	2.5
Residential Mortgage-Backed Securities	2.4
Consumer Loans	1.6
Oil & Gas	1.6
Auto Manufacturers	1.3
Healthcare – Services	0.9

Equipment	0.9%
Multi-National	0.8
Airlines	0.8
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	0.5
Miscellaneous Manufacturing	0.5
Chemicals	0.5
Real Estate Investment Trusts (REITs)	0.5
Foods	0.4
Insurance	0.3
Options Purchased	0.2

98.7
Other assets in excess of liabilities	1.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interst rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$108,220	*	Due from/to broker — variation margin futures	$155,359	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,409,375	*	Due from/to broker — variation margin swaps	1,068,888	*
Interest rate contracts	Unaffiliated investments	35,006		—	—

		$2,552,601			$1,224,247

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$17
Interest rate contracts	(29,342)	13,678	(139,866)	(136,037)

Total	$(29,342)	$13,678	$(139,866)	$(136,020)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$1,761	$460,673	$1,691,896

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$8,429	$61,600	$26,163,025	$44,872,900

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$96,000	$84,212,200

Credit Default Swap Agreements— Sell Protection(2)
$24,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$117,528	$(117,528)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$28,146	$—	$28,146	$—	$28,146
Barclays Bank PLC	6,860	—	6,860	—	6,860

	$35,006	$—	$35,006	$—	$35,006

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2024 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $117,528:
Unaffiliated investments (cost $21,980,881)	$22,436,631
Affiliated investments (cost $120,529)	120,542
Receivable for investments sold	308,878
Deposit with broker for centrally cleared/exchange-traded derivatives	280,000
Dividends and interest receivable	103,846
Prepaid expenses and other assets	918

Total Assets	23,250,815

LIABILITIES
Payable to broker for collateral for securities on loan	119,972
Payable to custodian	105,881
Payable for Portfolio shares repurchased	98,395
Audit fee payable	27,155
Custodian and accounting fees payable	21,682
Due to broker-variation margin futures	9,614
Accrued expenses and other liabilities	8,583
Due to broker-variation margin swaps	4,587
Distribution fee payable	987
Management fee payable	890
Affiliated transfer agent fee payable	357

Total Liabilities	398,103

NET ASSETS	$22,852,712

Net assets were comprised of:
Partners’ Equity	$22,852,712

Net asset value and redemption price per share, $22,852,712 / 1,959,037 outstanding shares of beneficial interest	$11.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $425 foreign withholding tax)	$1,590,828
Affiliated dividend income	8,116
Income from securities lending, net (including affiliated income of $1,106)	1,112

Total income	1,600,056

EXPENSES
Management fee	247,160
Distribution fee	130,300
Custodian and accounting fees	65,809
Audit fee	54,310
Legal fees and expenses	12,380
Trustees’ fees	10,150
Shareholders’ reports	8,408
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	27,753

Total expenses	563,278
Less: Fee waiver and/or expense reimbursement	(70,362)

Net expenses	492,916

NET INVESTMENT INCOME (LOSS)	1,107,140

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $51)	1,031,138
Futures transactions	(139,866)
Options written transactions	13,678
Swap agreements transactions	(136,020)

768,930

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13)	551,849
Futures	460,673
Swap agreements	1,691,896

2,704,418

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,473,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,580,488

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$1,107,140	$1,476,026
Net realized gain (loss) on investment transactions	768,930	(390,950)
Net change in unrealized appreciation (depreciation) on investments	2,704,418	(892,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,580,488	192,888

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [241,953 and 7,324,677 shares, respectively]	2,817,900	77,165,835
Portfolio shares repurchased [7,019,711 and 5,829,102 shares, respectively]	(78,987,345)	(61,712,810)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(76,169,445)	15,453,025

CAPITAL CONTRIBUTIONS	—	463

TOTAL INCREASE (DECREASE)	(71,588,957)	15,646,376
NET ASSETS:
Beginning of year	94,441,669	78,795,293

End of year	$22,852,712	$94,441,669

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2025

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.5%

ASSET-BACKED SECURITIES — 39.0%
Automobiles — 16.4%
AmeriCredit Automobile Receivables Trust,
Series 2018-02, Class C
3.590%	06/18/24	300	$308,904
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	16	16,109
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	200	203,107
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	400	414,967
Series 2019-01, Class A3
3.050%	03/15/24	1,100	1,118,616
Chesapeake Funding II LLC (Canada),
Series 2018-03A, Class A1, 144A
3.390%	01/15/31	336	340,429
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	56	56,562
Series 2018-02, Class A2, 144A
3.140%	02/20/24	74	74,742
Ford Credit Auto Owner Trust,
Series 2015-01, Class A, 144A
2.120%	07/15/26	200	200,000
Series 2015-02, Class A, 144A
2.440%	01/15/27	500	500,972
Series 2018-02, Class A, 144A
3.470%	01/15/30	200	208,500
Series 2019-01, Class A, 144A
3.520%	07/15/30	500	524,531
Ford Credit Floorplan Master Owner Trust,
Series 2018-02, Class A
3.170%	03/15/25	500	515,092
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	100	103,064
Hyundai Auto Receivables Trust,
Series 2018-B, Class A3
3.200%	12/15/22	500	507,279
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	47	46,431
Series 2018-01A, Class A, 144A
3.430%	12/16/24	300	304,823
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	300	304,464
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	5	4,985

			5,753,577

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 16.3%
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
2.894%(c)	04/23/31	250	$247,912
Cent CLO Ltd. (Cayman Islands),
Series-C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (CAP N/A, Floor 0.000%)
2.966%(c)	04/30/31	250	248,463
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
2.916%(c)	04/24/31	250	247,675
Series 2015-03A, Class AR, 144A, 3 Month LIBOR + 0.870% (CAP N/A, Floor 0.000%)
2.836%(c)	04/19/29	250	247,531
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.970%(c)	04/25/31	250	246,865
KVK CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
2.829%(c)	05/20/29	250	249,216
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
3.016%(c)	04/26/31	750	744,463
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (CAP N/A, Floor 1.280%)
3.246%(c)	10/20/31	750	745,166
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
3.016%(c)	04/20/31	250	246,869
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.184%(c)	10/23/31	750	744,486
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (CAP N/A, Floor 0.000%)
3.242%(c)	01/17/30	250	248,405
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.390% (CAP N/A, Floor 1.390%)
3.330%(c)	10/25/28	500	500,163
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)
3.261%(c)	01/15/32	250	247,394
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.910%(c)	04/25/31	250	247,113

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.951%(c)	04/15/29	500	$497,377

			5,709,098

Consumer Loans — 1.4%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	224	225,520
Series 2019-02, Class A, 144A
3.010%	04/25/28	269	270,388

			495,908

Credit Cards — 3.2%
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	400	402,722
Citibank Credit Card Issuance Trust,
Series 2018-A03, Class A3
3.290%	05/23/25	400	415,672
Series 2018-A06, Class A6
3.210%	12/07/24	300	311,140

			1,129,534

Student Loans — 1.7%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	40	40,117
Series 2018-CA, Class A1, 144A
3.010%	06/16/42	32	32,021
SoFi Professional Loan Program Trust,
Series 2018-C, Class A2FX, 144A
3.590%	01/25/48	400	414,191
Series 2018-D, Class A1FX, 144A
3.120%	02/25/48	93	94,088

			580,417

TOTAL ASSET-BACKED SECURITIES (cost $13,530,489)			13,668,534

COMMERCIAL MORTGAGE-BACKED SECURITIES — 25.0%
BANK,
Series 2017-BNK04, Class A1
2.002%	05/15/50	281	280,798
Series 2017-BNK07, Class A1
1.984%	09/15/60	45	44,767
Series 2018-BN14, Class A1
3.277%	09/15/60	127	129,422
CD Mortgage Trust,
Series 2017-CD03, Class A1
1.965%	02/10/50	87	87,175
Series 2017-CD05, Class A1
2.028%	08/15/50	145	144,281
Series 2017-CD06, Class A1
2.168%	11/13/50	443	443,451

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2
3.585%	12/10/54	1,220	$1,295,460
Series 2017-C08, Class A1
1.965%	06/15/50	44	44,133
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	250	260,105
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A1
1.648%	09/15/48	20	20,059
Series 2016-C01, Class A1
1.506%	05/10/49	123	122,100
Series 2016-C02, Class A1
1.499%	08/10/49	77	76,940
Commercial Mortgage Trust,
Series 2014-CR19, Class A4
3.532%	08/10/47	110	115,198
Series 2014-UBS02, Class A2
2.820%	03/10/47	30	29,839
Series 2014-UBS04, Class A2
2.963%	08/10/47	3	3,049
Series 2015-CR26, Class A3
3.359%	10/10/48	164	171,251
Series 2016-DC02, Class A1
1.820%	02/10/49	37	36,608
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A1
1.717%	08/15/48	21	20,969
Series 2015-C04, Class A1
2.010%	11/15/48	32	31,700
DBJPM Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	108	107,058
Series 2017-C06, Class A1
1.907%	06/10/50	279	278,138
Fannie Mae-Aces,
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	163	168,784
Series 2019-M01, Class A1
3.355%	06/25/28	374	393,938
GS Mortgage Securities Trust,
Series 2014-GC20, Class A4
3.721%	04/10/47	18	18,022
Series 2014-GC22, Class A3
3.516%	06/10/47	45	46,108
Series 2017-GS07, Class A1
1.950%	08/10/50	122	121,309
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	19	19,471
Series 2014-C19, Class A3
3.669%	04/15/47	90	92,799
Series 2014-C21, Class A4
3.493%	08/15/47	145	151,449

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A1
2.086%	03/15/50	125	$124,620
Series 2017-JP07, Class A1
1.969%	09/15/50	386	385,583
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A1
1.423%	06/15/49	145	144,217
Series 2017-C07, Class A1
2.081%	10/15/50	62	61,705
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	319	323,907
Series 2014-C20, Class A3A2, 144A
3.472%	07/15/47	538	546,862
Series 2016-JP04, Class A1
1.891%	12/15/49	2	2,346
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3
3.077%	03/15/48	425	436,971
Series 2015-C24, Class A3
3.479%	05/15/48	155	162,601
Series 2016-C30, Class A1
1.389%	09/15/49	194	193,085
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A1
1.424%	11/15/49	742	736,589
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS03, Class A1
1.504%	09/15/57	8	7,903
Series 2015-NXS04, Class A1
1.889%	12/15/48	184	183,263
Series 2016-BNK01, Class A1
1.321%	08/15/49	156	154,516
Series 2016-C32, Class A1
1.577%	01/15/59	107	107,224
Series 2016-C34, Class A1
1.423%	06/15/49	56	55,605
Series 2016-C35, Class A1
1.392%	07/15/48	299	297,760
Series 2017-C38, Class A1
1.968%	07/15/50	88	87,332
WFRBS Commercial Mortgage Trust,
Series 2014-LC14, Class A2
2.862%	03/15/47	1	1,260

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,505,891)			8,767,730

CORPORATE BONDS — 16.3%
Banks — 5.1%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.366%(ff)	01/23/26	170	177,864
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	40	43,001

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp., (continued)
Sub. Notes, MTN
4.000%	01/22/25	65	$69,324
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.200%	10/21/26	190	196,998
Sub. Notes
4.400%	06/10/25	75	81,514
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25	345	345,840
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	01/23/25	80	83,912
5.750%	01/24/22	25	26,812
Sub. Notes
4.250%	10/21/25	50	54,349
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.301%(ff)	10/15/25	210	209,760
3.125%	01/23/25	100	104,335
3.509%(ff)	01/23/29	30	31,818
4.005%(ff)	04/23/29	100	109,652
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23	20	20,932
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28	95	100,808
Sub. Notes, GMTN
4.350%	09/08/26	130	142,033

			1,798,952

Chemicals — 0.3%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	105	111,160

Commercial Services — 1.0%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25	70	74,393
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23	250	265,375

			339,768

Diversified Financial Services — 1.5%
CPPIB Capital, Inc. (Canada),
Gov’t. Gtd. Notes, 144A, MTN
3.125%	09/25/23	250	261,723
Ontario Teachers’ Finance Trust (Canada),
Gov’t. Gtd. Notes, 144A
2.125%	09/19/22	250	252,020

			513,743

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.4%
Evergy, Inc.,
Sr. Unsec’d. Notes
2.450%	09/15/24	140	$140,243

Healthcare-Services — 0.6%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25	215	215,037

Insurance — 0.3%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	85	90,996
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23	6	6,371
4.569%	02/01/29	19	21,337

			118,704

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	75	75,725

Packaging & Containers — 0.4%
WRKCo, Inc.,
Gtd. Notes
3.750%	03/15/25	130	136,817

Pharmaceuticals — 3.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	75	79,181
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26	260	264,202
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.900%	07/26/24	245	252,748
3.450%	11/15/27	90	95,918
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.079%	06/15/24	130	133,813
Cigna Corp.,
Gtd. Notes, 144A
3.250%	04/15/25	90	93,315
3.400%	03/01/27	60	62,269
4.500%	02/25/26	40	43,978
CVS Health Corp.,
Sr. Unsec’d. Notes
4.100%	03/25/25	200	214,929
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	130	133,861

			1,374,214

Pipelines — 1.3%
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24	130	126,107

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23	25	$25,666
4.500%	07/15/23	50	53,059
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25	110	121,000
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	105	111,295

			437,127

Real Estate Investment Trusts (REITs) — 0.7%
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25	250	258,151

Telecommunications — 0.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	170	188,796

TOTAL CORPORATE BONDS (cost $5,457,936)			5,708,437

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.6%
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57	63	63,129
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60	132	132,034
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58	300	299,866
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	185	192,449
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52	200	200,030

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $883,307)			887,508

SOVEREIGN BONDS — 4.4%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	300	302,957
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	300	302,193
Province of British Columbia Canada (Canada),
Sr. Unsec’d. Notes
2.650%	09/22/21	16	16,258

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.050%	11/30/20		35	$35,093
2.125%	05/04/22		200	201,528
Province of New Brunswick (Canada),
Debentures
9.750%	05/15/20		200	205,679
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		165	167,045
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21		300	305,003

TOTAL SOVEREIGN BONDS (cost $1,498,554)				1,535,756

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.6%
Federal Home Loan Bank
2.625%	10/01/20	(k)	675	679,520
Federal Home Loan Mortgage Corp.
2.750%	06/19/23	(k)	700	726,119
Federal National Mortgage Assoc.
2.000%	10/05/22		400	403,829
2.500%	02/05/24		490	504,875
2.875%	09/12/23		1,000	1,043,540

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,258,322)				3,357,883

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Notes
2.125%	05/15/25	(k)	425	433,533
U.S. Treasury Strips Coupon
2.394%(s)	11/15/43		2	1,103
3.103%(s)	11/15/34	(k)	190	135,568

TOTAL U.S. TREASURY OBLIGATIONS (cost $526,342)				570,204

TOTAL LONG-TERM INVESTMENTS (cost $33,660,841)				34,496,052

			Shares

SHORT-TERM INVESTMENTS — 1.3%

AFFILIATED MUTUAL FUND — 1.2%
PGIM Core Ultra Short Bond Fund (cost $443,403)(w)			443,403	443,403

Value

OPTIONS PURCHASED*~ — 0.1%
(cost $1,040)	$27,968

TOTAL SHORT-TERM INVESTMENTS (cost $444,443)	471,371

TOTAL INVESTMENTS — 99.8% (cost $34,105,284)	34,967,423
Other assets in excess of liabilities(z) — 0.2%	60,826

NET ASSETS — 100.0%	$35,028,249

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	182	$1,896
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	177	1,842
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	442	4,218
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	878	8,809
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	900	9,469

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	177	$1,734

Total Options Purchased (cost $1,040)							$27,968

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
37	10 Year U.S. Treasury Notes	Mar. 2020	$4,751,610	$(43,658)
64	10 Year U.S. Ultra Treasury Notes	Mar. 2020	9,005,000	(89,452)

				(133,110)

Short Positions:
11	90 Day Euro Dollar	Dec. 2020	2,705,450	6,929
19	2 Year U.S. Treasury Notes	Mar. 2020	4,094,500	(3,767)
188	5 Year U.S. Treasury Notes	Mar. 2020	22,298,563	76,321
5	20 Year U.S. Treasury Bonds	Mar. 2020	779,531	8,586
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	544,969	17,583

				105,652

				$(27,458)

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
1,504	12/15/21	1.554%(S)	3 Month LIBOR(2)(Q)	$—	$(2,205)	$(2,205)
35,345	06/10/25	2.467%(S)	3 Month LIBOR(2)(Q)	(1,478,377)	1,341,823	2,820,200
3,770	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(43,935)	(306,825)	(262,890)
350	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(30,568)	(30,568)
1,408	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	552	4,353	3,801
282	08/15/29	1.717%(S)	3 Month LIBOR(1)(Q)	—	3,968	3,968
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	20,399	23,262
110	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	8,735	8,735

				$(1,524,623)	$1,039,680	$2,564,303

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,528,735

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$5,753,577	$—
Collateralized Loan Obligations	—	5,709,098	—
Consumer Loans	—	495,908	—
Credit Cards	—	1,129,534	—
Student Loans	—	580,417	—
Commercial Mortgage-Backed Securities	—	8,767,730	—
Corporate Bonds	—	5,708,437	—
Residential Mortgage-Backed Securities	—	887,508	—
Sovereign Bonds	—	1,535,756	—
U.S. Government Agency Obligations	—	3,357,883	—
U.S. Treasury Obligations	—	570,204	—
Affiliated Mutual Fund	443,403	—	—
Options Purchased	—	27,968	—

Total	$443,403	$34,524,020	$—

Other Financial Instruments*
Assets
Futures Contracts	$109,419	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	2,859,966	—

Total	$109,419	$2,859,966	$—

Liabilities
Futures Contracts	$(136,877)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(295,663)	—

Total	$(136,877)	$(295,663)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	25.0%
Automobiles	16.4
Collateralized Loan Obligations	16.3
U.S. Government Agency Obligations	9.6
Banks	5.1
Sovereign Bonds	4.4
Pharmaceuticals	3.9
Credit Cards	3.2
Residential Mortgage-Backed Securities	2.6
Student Loans	1.7
U.S. Treasury Obligations	1.6
Diversified Financial Services	1.5
Consumer Loans	1.4
Pipelines	1.3
Affiliated Mutual Fund	1.2

Commercial Services	1.0%
Real Estate Investment Trusts (REITs)	0.7
Healthcare-Services	0.6
Telecommunications	0.6
Electric	0.4
Packaging & Containers	0.4
Insurance	0.3
Chemicals	0.3
Multi-National	0.2
Options Purchased	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$109,419	*	Due from/to broker — variation margin futures	$136,877	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,859,966	*	Due from/to broker — variation margin swaps	295,663	*
Interest rate contracts	Unaffiliated investments	27,968		—	—

		$2,997,353			$432,540

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$21
Interest rate contracts	(38,131)	17,159	(756,470)	1,147,473

Total	$(38,131)	$17,159	$(756,470)	$1,147,494

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$693	$752,980	$1,819,972

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$10,432	$76,300	$23,475,081	$57,019,881

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$48,000	$74,826,440

Credit Default Swap Agreements— Sell Protection(2)
$30,000

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$22,496	$—	$22,496	$—	$22,496
Barclays Bank PLC	5,472	—	5,472	—	5,472

	$27,968	$—	$27,968	$—	$27,968

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2025 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $33,661,881)	$34,524,020
Affiliated investments (cost $443,403)	443,403
Dividends and interest receivable	168,174
Prepaid expenses	956

Total Assets	35,136,553

LIABILITIES
Accrued expenses and other liabilities	61,137
Due to broker-variation margin swaps	30,586
Payable for Portfolio shares repurchased	6,938
Due to broker-variation margin futures	6,709
Distribution fee payable	1,338
Management fee payable	1,239
Affiliated transfer agent fee payable	357

Total Liabilities	108,304

NET ASSETS	$35,028,249

Net assets were comprised of: Partners’ Equity	$35,028,249

Net asset value and redemption price per share, $35,028,249 / 2,650,476 outstanding shares of beneficial interest	$13.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$2,117,516
Affiliated dividend income	12,217
Affiliated income from securities lending, net	25

Total income	2,129,758

EXPENSES
Management fee	322,582
Distribution fee	170,058
Custodian and accounting fees	72,045
Audit fee	54,310
Legal fees and expenses	12,194
Trustees’ fees	10,300
Shareholders’ reports	9,243
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	36,553

Total expenses	694,293
Less: Fee waiver and/or expense reimbursement	(49,922)

Net expenses	644,371

NET INVESTMENT INCOME (LOSS)	1,485,387

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1))	2,336,103
Futures transactions	(756,470)
Options written transactions	17,159
Swap agreements transactions	1,147,494

2,744,286

Net change in unrealized appreciation (depreciation)on:
Investments	(303,086)
Futures	752,980
Swap agreements	1,819,972

2,269,866

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	5,014,152

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,499,539

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$1,485,387	$1,358,559
Net realized gain (loss) on investment transactions	2,744,286	(289,864)
Net change in unrealized appreciation (depreciation) on investments	2,269,866	1,871,949

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,499,539	2,940,644

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [456,194 and 12,053,217 shares, respectively]	6,033,579	142,637,395
Portfolio shares repurchased [7,952,552 and 2,988,015 shares, respectively]	(100,891,321)	(35,446,548)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(94,857,742)	107,190,847

CAPITAL CONTRIBUTIONS	—	166

TOTAL INCREASE (DECREASE)	(88,358,203)	110,131,657
NET ASSETS:
Beginning of year	123,386,452	13,254,795

End of year	$35,028,249	$123,386,452

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2026

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 94.2%

ASSET-BACKED SECURITIES — 28.2%
Automobiles — 7.3%
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-02A, Class A, 144A
2.630%	12/20/21	300	$300,919
Series 2016-01A, Class A, 144A
2.990%	06/20/22	300	303,244
Series 2019-01A, Class A, 144A
3.450%	03/20/23	400	409,026
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	800	812,430
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	900	933,677
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	80	79,998
Series 2018-01, Class A2, 144A
2.870%	10/20/23	338	339,372
Series 2018-02, Class A2, 144A
3.140%	02/20/24	371	373,712
Ford Credit Auto Owner Trust,
Series 2015-02, Class A, 144A
2.440%	01/15/27	700	701,360
Series 2018-01, Class A, 144A
3.190%	07/15/31	200	206,564
Series 2018-02, Class A, 144A
3.470%	01/15/30	500	521,249
Series 2019-01, Class A, 144A
3.520%	07/15/30	700	734,343
Ford Credit Floorplan Master Owner Trust,
Series 2019-02, Class A
3.060%	04/15/26	200	206,455
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	100	103,064
GMF Floorplan Owner Revolving Trust,
Series 2017-01, Class A2, 144A, 1 Month LIBOR + 0.570% (Cap N/A, Floor 0.000%)
2.310%(c)	01/18/22	1,500	1,500,162
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	29	29,019
Series 2018-01A, Class A, 144A
3.430%	12/16/24	900	914,468
Series 2019-01A, Class A, 144A
3.630%	09/14/27	600	617,930
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	600	608,929
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	35	34,896

			9,730,817

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 15.2%
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
3.101%(c)	07/15/31	1,000	$993,066
Apidos CLO (Cayman Islands),
Series 2015-23A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.820%)
2.821%(c)	01/15/27	500	498,756
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
2.894%(c)	04/23/31	1,000	991,646
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
2.822%(c)	01/17/28	750	747,148
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.972%(c)	04/17/31	750	745,022
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.063%(c)	01/22/31	250	249,203
Series 2015-03A, Class AR, 144A, 3 Month LIBOR + 0.870% (CAP N/A, Floor 0.000%)
2.836%(c)	04/19/29	1,000	990,122
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790% (Cap N/A, Floor 0.000%)
2.700%(c)	11/15/26	454	453,228
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
3.011%(c)	04/15/31	500	497,059
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.831%(c)	04/15/27	992	987,363
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.803%(c)	01/18/28	500	499,182
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.049%(c)	02/20/31	750	743,997
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	01/16/31	750	741,779
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	750	749,996

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (Continued)
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
3.016%(c)	04/26/31	1,500	$1,488,926
Palmer Square CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.101%(c)	07/16/31	250	249,257
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
3.126%(c)	10/20/31	500	498,735
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/31	1,000	998,286
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.183%(c)	10/18/31	500	496,869
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.390% (CAP N/A, Floor 1.390%)
3.330%(c)	10/25/28	750	750,244
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)
3.261%(c)	01/15/32	500	494,789
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)
2.993%(c)	04/18/31	750	742,918
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.903%(c)	01/18/29	1,000	994,510
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
3.036%(c)	01/20/31	500	496,849
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.152%(c)	01/17/31	500	498,152
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.951%(c)	04/15/29	2,750	2,735,574

			20,332,676

Consumer Loans — 0.8%
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31	200	202,208
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	392	394,661
Series 2019-02, Class A, 144A
3.010%	04/25/28	471	473,178

			1,070,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards — 3.9%
American Express Credit Account Master Trust,
Series 2019-01, Class A
2.870%	10/15/24	800	$817,163
Series 2019-03, Class A
2.000%	04/15/25	600	599,743
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	700	697,346
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	800	805,444
Series 2017-A01, Class A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.000%)
2.040%(c)	01/15/22	1,600	1,600,126
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.620%)
2.405%(c)	04/22/26	500	503,553
Discover Card Execution Note Trust,
Series 2015-A02, Class A
1.900%	10/17/22	200	199,988

			5,223,363

Equipment — 0.4%
MMAF Equipment Finance LLC,
Series 2019-A, Class A5, 144A
3.080%	11/12/41	300	308,769
Series 2019-B, Class A2, 144A
2.070%	10/12/22	300	300,008

			608,777

Residential Mortgage-Backed Securities — 0.2%
Towd Point Mortgage Trust,
Series 2018-06, Class A1A, 144A
3.750%(cc)	03/25/58	303	311,907

Student Loans — 0.4%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	260	260,761
Series 2018-CA, Class A1, 144A
3.010%	06/16/42	128	128,084
SoFi Professional Loan Program LLC,
Series 2018-A, Class A2A, 144A
2.390%	02/25/42	209	209,567

			598,412

TOTAL ASSET-BACKED SECURITIES (cost $37,752,711)			37,875,999

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.8%
Barclays Commercial Mortgage Securities,
Series 2017-C01, Class A1
2.010%	02/15/50	408	406,851

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	1,800	$1,843,944
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A1
1.499%	08/10/49	349	347,329
Commercial Mortgage Trust,
Series 2014-LC17, Class A5
3.917%	10/10/47	206	219,901
Series 2014-UBS05, Class A4
3.838%	09/10/47	215	228,647
Series 2015-CR22, Class A3
3.207%	03/10/48	100	102,027
Series 2015-CR26, Class A3
3.359%	10/10/48	600	626,528
Series 2015-DC01, Class A5
3.350%	02/10/48	750	780,981
Series 2015-LC21, Class A3
3.445%	07/10/48	600	628,866
Series 2015-LC23, Class A4
3.774%	10/10/48	160	171,007
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A1
2.010%	11/15/48	146	145,545
Fannie Mae-Aces,
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	570	590,745
Series 2019-M01, Class A1
3.355%	06/25/28	561	590,907
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class A2
2.673%	03/25/26	1,500	1,534,709
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	600	631,117
Series 2017-GS07, Class A1
1.950%	08/10/50	561	559,368
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.669%	04/15/47	60	61,866
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A1
2.086%	03/15/50	453	452,426
Series 2017-JP07, Class A1
1.969%	09/15/50	707	705,255
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	748	758,080
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50	800	838,174
Series 2015-C26, Class A3
3.211%	10/15/48	315	324,587
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A2
3.261%	05/15/48	600	613,919

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-BNK02, Class A3
2.791%	11/15/49	2,600	$2,647,617
Series 2016-UB12, Class A1
1.779%	12/15/49	662	659,603
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	1,365	1,365,110
Series 2018-C08, Class ASB
3.903%	02/15/51	2,300	2,465,842
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A2
2.552%	06/15/48	270	269,839
Series 2015-C29, Class A3
3.368%	06/15/48	500	523,147
Series 2015-LC20, Class A3
3.086%	04/15/50	100	101,803
Series 2016-C37, Class A1
1.944%	12/15/49	801	800,101
Series 2017-C38, Class A1
1.968%	07/15/50	404	402,854
Series 2017-C41, Class A2
2.590%	11/15/50	1,100	1,107,104
Series 2017-RB01, Class A1
2.056%	03/15/50	338	337,035

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $23,401,999)			23,842,834

CORPORATE BONDS — 14.1%
Agriculture — 0.2%
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	06/15/22	275	282,500

Banks — 6.0%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	495	525,093
Sub. Notes, MTN
4.450%	03/03/26	595	652,758
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	10/05/20	200	199,987
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.400%	05/01/26	925	971,443
Sub. Notes
3.875%	03/26/25	250	264,457
4.400%	06/10/25	385	418,436
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes
1.875%	01/29/20	500	500,028
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.750%	05/22/25	835	886,069
3.850%	01/26/27	55	58,501
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24	55	58,193

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.950%	10/01/26		390	$401,971
3.125%	01/23/25		580	605,143
3.509%(ff)	01/23/29		270	286,362
Sub. Notes
4.250%	10/01/27	(a)	550	608,585
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		815	867,532
Sub. Notes, GMTN
4.350%	09/08/26		720	786,647

				8,091,205

Computers — 1.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24		100	103,587
3.200%	05/13/25		1,250	1,320,500

				1,424,087

Diversified Financial Services — 0.4%
CPPIB Capital, Inc. (Canada),
Gov’t. Gtd. Notes, 144A, MTN
3.125%	09/25/23		250	261,723
Ontario Teachers’ Finance Trust (Canada),
Gov’t. Gtd. Notes, 144A
2.750%	04/16/21		250	253,128

				514,851

Electric — 1.5%
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series Z
2.400%	09/01/26		240	238,177
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26		60	60,620
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.950%	12/01/26		810	840,335
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		150	150,833
PacifiCorp,
First Mortgage
3.350%	07/01/25		160	167,243
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26		495	510,510

				1,967,718

Insurance — 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		915	979,547

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22		455	$478,305

Multi-National — 0.8%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		405	403,967
2.750%	01/06/23		650	656,284

				1,060,251

Oil & Gas — 0.3%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21		200	190,606
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		263	266,726

				457,332

Pharmaceuticals — 2.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.900%	11/06/22		25	25,512
3.600%	05/14/25		700	739,026
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24		47	49,822
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.900%	07/26/24		225	232,115
3.550%	08/15/22		495	514,706
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25		290	308,535
CVS Health Corp.,
Sr. Unsec’d. Notes
3.375%	08/12/24		375	390,310
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		425	437,624

				2,697,650

Software — 0.1%
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	05/15/25		100	104,117

Telecommunications — 0.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	(a)	740	821,819

TOTAL CORPORATE BONDS (cost $18,062,938)				18,879,382

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.6%
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57		119	$119,946
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60		264	264,067
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58		700	699,688
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		394	408,954
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52		700	700,105

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,183,830)				2,192,760

SOVEREIGN BONDS — 2.9%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.125%	11/16/20		200	200,394
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	09/08/20		200	200,111
2.125%	10/25/23		200	200,575
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		220	222,168
Province of New Brunswick (Canada),
Debentures
9.750%	05/15/20		400	411,358
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22	(a)	1,500	1,515,937
2.500%	09/10/21		50	50,620
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.500%	04/23/28		275	314,912
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24		200	195,900
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.125%	05/19/20		500	500,298

TOTAL SOVEREIGN BONDS (cost $3,752,991)				3,812,273

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.5%
Federal Home Loan Bank
2.625%	10/01/20		730	734,889
3.000%	10/12/21		3,000	3,072,574

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
2.750%	06/19/23		4,000	$4,149,254
Federal National Mortgage Assoc.
1.875%	09/24/26		75	74,822
2.000%	10/05/22		1,200	1,211,487
2.125%	04/24/26		3,675	3,728,188
2.375%	01/19/23		180	183,908
2.500%	02/05/24		210	216,375
2.875%	09/12/23		4,325	4,513,309
Tennessee Valley Authority,
Sr. Unsec’d. Notes
2.250%	03/15/20		225	225,260

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,575,190)				18,110,066

U.S. TREASURY OBLIGATIONS — 16.1%
U.S. Treasury Bonds
3.125%	02/15/43		1,385	1,571,109
3.750%	11/15/43		2,505	3,133,598
5.250%	11/15/28		850	1,081,891
U.S. Treasury Notes
1.125%	02/28/21		280	278,359
1.375%	04/30/21		10	9,970
2.125%	09/30/21	(k)	4,270	4,307,529
2.250%	11/15/24		1,380	1,415,470
2.375%	08/15/24		5,210	5,367,114
U.S. Treasury Strips Coupon
2.010%(s)	08/15/30		2,445	1,957,815
2.027%(s)	05/15/39		425	266,555
2.334%(s)	08/15/41		1,690	992,413
2.353%(s)	02/15/44		430	235,442
2.365%(s)	05/15/44		1,545	840,215
2.394%(s)	11/15/43		328	180,925

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,879,643)				21,638,405

TOTAL LONG-TERM INVESTMENTS (cost $124,609,302)				126,351,719

			Shares

SHORT-TERM INVESTMENTS — 7.5%

AFFILIATED MUTUAL FUNDS — 7.4%
PGIM Core Short-Term Bond Fund(w)			283,885	2,614,584
PGIM Core Ultra Short Bond Fund(w)			4,513,090	4,513,090
PGIM Institutional Money Market Fund (cost $2,881,682; includes $2,876,792 of cash collateral for securities on loan)(b)(w)			2,881,544	2,882,120

TOTAL AFFILIATED MUTUAL FUNDS (cost $10,012,188)				10,009,794

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Value
OPTIONS PURCHASED*~ — 0.1% (cost $3,402)	$91,282

TOTAL SHORT-TERM INVESTMENTS (cost $10,015,590)	10,101,076

TOTAL INVESTMENTS — 101.7% (cost $134,624,892)	136,452,795
Liabilities in excess of other assets(z) — (1.7)%	(2,328,772)

NET ASSETS — 100.0%	$134,124,023

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,819,159; cash collateral of $2,876,792 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	596	$6,208
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	579	6,026
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	1,448	13,820
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	2,874	28,835
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	2,920	30,721
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	579	5,672

Total Options Purchased (cost $3,402)							$91,282

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
45	10 Year U.S. Treasury Notes	Mar. 2020	$5,778,985	$(3,111)
121	10 Year U.S. Ultra Treasury Notes	Mar. 2020	17,025,079	(203,063)

				(206,174)

Short Positions:
29	90 Day Euro Dollar	Dec. 2020	7,132,550	18,256
77	2 Year U.S. Treasury Notes	Mar. 2020	16,593,500	9,174
126	5 Year U.S. Treasury Notes	Mar. 2020	14,944,782	49,761
34	20 Year U.S. Treasury Bonds	Mar. 2020	5,300,812	70,574
32	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	5,813,000	168,228

				315,993

				$109,819

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
3,660	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	$—	$(67,791)	$(67,791)
730	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	(9,285)	(9,285)
1,720	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(81,153)	(81,153)
2,250	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	3,777	(113,107)	(116,884)
1,300	05/11/25	1.900%(S)	3 Month LIBOR(1)(Q)	(17,894)	(10,528)	7,366
26,840	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(19,009)	(1,770,088)	(1,751,079)
85,640	10/20/26	1.583%(S)	3 Month LIBOR(2)(Q)	(803,241)	(1,205,454)	(402,213)
56,095	11/14/26	1.981%(S)	3 Month LIBOR(2)(Q)	(1,941,299)	694,708	2,636,007
785	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(543)	(26,436)	(25,893)
21,503	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(241,922)	(1,750,133)	(1,508,211)
1,325	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(9,130)	66,739	75,869
290	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	23,030	23,030

				$(3,029,261)	$(4,249,498)	$(1,220,237)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$3,658,878

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$9,730,817	$—
Collateralized Loan Obligations	—	20,332,676	—
Consumer Loans	—	1,070,047	—
Credit Cards	—	5,223,363	—
Equipment	—	608,777	—
Residential Mortgage-Backed Securities	—	311,907	—
Student Loans	—	598,412	—
Commercial Mortgage-Backed Securities	—	23,842,834	—
Corporate Bonds	—	18,879,382	—
Residential Mortgage-Backed Securities	—	2,192,760	—
Sovereign Bonds	—	3,812,273	—
U.S. Government Agency Obligations	—	18,110,066	—
U.S. Treasury Obligations	—	21,638,405	—

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Affiliated Mutual Funds	$10,009,794	$—	$—
Options Purchased	—	91,282	—

Total	$10,009,794	$126,443,001	$—

Other Financial Instruments*
Assets
Futures Contracts	$315,993	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	2,742,272	—

Total	$315,993	$2,742,272	$—

Liabilities
Futures Contracts	$(206,174)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(3,962,509)	—

Total	$(206,174)	$(3,962,509)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	17.8%
U.S. Treasury Obligations	16.1
Collateralized Loan Obligations	15.2
U.S. Government Agency Obligations	13.5
Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	7.4
Automobiles	7.3
Banks	6.0
Credit Cards	3.9
Sovereign Bonds	2.9
Pharmaceuticals	2.0
Residential Mortgage-Backed Securities	1.8
Electric	1.5
Computers	1.1
Consumer Loans	0.8
Multi-National	0.8

Insurance	0.7%
Telecommunications	0.6
Equipment	0.4
Student Loans	0.4
Diversified Financial Services	0.4
Media	0.4
Oil & Gas	0.3
Agriculture	0.2
Software	0.1
Options Purchased	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$315,993	*	Due from/to broker — variation margin futures	$206,174	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,742,272	*	Due from/to broker — variation margin swaps	3,962,509	*

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unaffiliated investments	$91,282	—	$—

		$3,149,547		$4,168,683

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$44
Interest rate contracts	(78,628)	36,566	(517,546)	(3,791,355)

Total	$(78,628)	$36,566	$(517,546)	$(3,791,311)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$4,795	$1,798,690	$10,230,218

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$21,532	$156,200	$29,705,829	$69,507,337

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$144,000	$421,564,200

Credit Default Swap Agreements— Sell Protection(2)
$62,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,819,159	$(2,819,159)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$73,376	$—	$73,376	$—	$73,376
Barclays Bank PLC	17,906	—	17,906	—	17,906

	$91,282	$—	$91,282	$—	$91,282

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2026 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $2,819,159:
Unaffiliated investments (cost $124,612,704)	$126,443,001
Affiliated investments (cost $10,012,188)	10,009,794
Dividends and interest receivable	612,081
Receivable for Portfolio shares sold	166,148
Due from broker-variation margin futures	22,973
Prepaid expenses	1,340

Total Assets	137,255,337

LIABILITIES
Payable to broker for collateral for securities on loan	2,876,792
Due to broker-variation margin swaps	161,032
Accrued expenses and other liabilities	62,996
Management fee payable	22,041
Distribution fee payable	5,229
Payable for investments purchased	2,855
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	12

Total Liabilities	3,131,314

NET ASSETS	$134,124,023

Net assets were comprised of:
Partners’ Equity	$134,124,023

Net asset value and redemption price per share, $134,124,023 / 11,645,754 outstanding shares of beneficial interest	$11.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $625 foreign withholding tax)	$4,192,993
Affiliated dividend income	62,477
Affiliated income from securities lending, net	3,152

Total income	4,258,622

EXPENSES
Management fee	700,670
Distribution fee	369,376
Custodian and accounting fees	69,286
Audit fee	52,310
Legal fees and expenses	12,465
Trustees’ fees	11,239
Shareholders’ reports	7,757
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	29,135

Total expenses	1,259,246

NET INVESTMENT INCOME (LOSS)	2,999,376

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(443))	812,073
Futures transactions	(517,546)
Options written transactions	36,566
Swap agreements transactions	(3,791,311)

(3,460,218)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,394))	3,642,481
Futures	1,798,690
Swap agreements	10,230,218

15,671,389

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	12,211,171

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,210,547

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$2,999,376	$4,178,256
Net realized gain (loss) on investment transactions	(3,460,218)	(180,274)
Net change in unrealized appreciation (depreciation) on investments	15,671,389	(5,610,603)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,210,547	(1,612,621)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,321,417 and 12,803,604 shares, respectively]	38,019,926	129,546,445
Portfolio shares repurchased [10,314,318 and 14,490,767 shares, respectively]	(114,332,634)	(147,702,031)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(76,312,708)	(18,155,586)

TOTAL INCREASE (DECREASE)	(61,102,161)	(19,768,207)
NET ASSETS:
Beginning of year	195,226,184	214,994,391

End of year	$134,124,023	$195,226,184

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2027

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 93.8%

ASSET-BACKED SECURITIES — 30.0%
Automobiles — 11.9%
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-02A, Class A, 144A
2.630%	12/20/21	700	$702,144
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	150	150,060
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	900	913,984
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	1,000	1,037,418
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	98	97,776
Series 2017-02, Class A2, 144A
1.970%	01/20/23	113	112,565
Series 2018-01, Class A2, 144A
2.870%	10/20/23	394	395,934
Series 2018-02, Class A2, 144A
3.140%	02/20/24	445	448,454
Ford Credit Auto Owner Trust,
Series 2017-02, Class A, 144A
2.360%	03/15/29	1,300	1,306,956
Series 2018-01, Class A, 144A
3.190%	07/15/31	100	103,282
Series 2019-01, Class A, 144A
3.520%	07/15/30	900	944,155
Ford Credit Floorplan Master Owner Trust,
Series 2018-02, Class A
3.170%	03/15/25	1,300	1,339,241
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	100	103,064
GMF Floorplan Owner Revolving Trust,
Series 2017-01, Class A2, 144A, 1 Month LIBOR + 0.570% (Cap N/A, Floor 0.000%)
2.310%(c)	01/18/22	1,700	1,700,184
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	35	34,823
Series 2018-01A, Class A, 144A
3.430%	12/16/24	1,000	1,016,076
Series 2019-01A, Class A, 144A
3.630%	09/14/27	800	823,907
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	700	710,417
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	40	39,881

			11,980,321

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 12.3%
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.351%(c)	10/15/28	2,000	$2,001,597
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/16/26	176	175,603
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
3.011%(c)	04/15/31	500	497,059
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.049%(c)	02/20/31	1,000	991,996
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	01/16/31	750	741,779
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.996%(c)	04/20/31	750	741,193
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.184%(c)	10/23/31	1,500	1,488,971
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.183%(c)	10/18/31	500	496,869
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)
3.261%(c)	01/15/32	750	742,183
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.152%(c)	01/17/31	500	498,152
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.951%(c)	04/15/29	4,000	3,979,017

			12,354,419

Consumer Loans — 1.2%
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31	200	202,208
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	504	507,421
Series 2019-02, Class A, 144A
3.010%	04/25/28	538	540,775

			1,250,404

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards — 2.6%
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	900	$906,124
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.620%)
2.405%(c)	04/22/26	700	704,974
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	1,000	1,021,662

			2,632,760

Equipment — 1.1%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A
2.410%	08/16/24	800	803,901
Series 2019-A, Class A5, 144A
3.080%	11/12/41	300	308,769

			1,112,670

Student Loans — 0.9%
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	301	300,878
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	300	307,819
SoFi Professional Loan Program LLC,
Series 2018-A, Class A2A, 144A
2.390%	02/25/42	269	269,443

			878,140

TOTAL ASSET-BACKED SECURITIES (cost $30,000,024)			30,208,714

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.0%
Barclays Commercial Mortgage Securities,
Series 2017-C01, Class A1
2.010%	02/15/50	408	406,851
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	2,000	2,048,826
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A1
1.499%	08/10/49	405	402,287
Series 2016-P04, Class A3
2.646%	07/10/49	500	503,941
Commercial Mortgage Trust,
Series 2014-CR21, Class A3
3.528%	12/10/47	458	479,639
Series 2014-LC17, Class A3
3.723%	10/10/47	115	118,134
Series 2014-UBS02, Class A2
2.820%	03/10/47	26	25,860
Series 2014-UBS04, Class A5
3.694%	08/10/47	155	163,473

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-DC01, Class A5
3.350%	02/10/48	750	$780,981
Series 2015-PC01, Class A2
3.148%	07/10/50	712	712,468
Series 2016-COR01, Class A3
2.826%	10/10/49	1,600	1,627,436
Series 2016-DC02, Class A5
3.765%	02/10/49	390	416,267
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A1
2.010%	11/15/48	168	168,246
DBJPM Mortgage Trust,
Series 2017-C06, Class A1
1.907%	06/10/50	1,096	1,093,369
Fannie Mae-Aces,
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	652	675,137
Series 2019-M01, Class A1
3.355%	06/25/28	689	725,675
Series 2019-M25, Class AV1
2.050%	12/25/26	1,091	1,085,627
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class A2
2.673%	03/25/26	200	204,628
GS Mortgage Securities Trust,
Series 2013-GC14, Class A3
3.526%	08/10/46	10	9,838
Series 2017-GS07, Class A1
1.950%	08/10/50	652	650,349
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A2
2.773%	10/15/48	51	50,516
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class A2
2.882%	12/15/49	1,400	1,430,929
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	897	909,696
Series 2016-JP02, Class A1
1.324%	08/15/49	157	155,897
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class A3
3.211%	10/15/48	370	381,261
Series 2016-C32, Class A1
1.968%	12/15/49	258	257,103
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A1
1.424%	11/15/49	1,178	1,169,876
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	1,602	1,601,561
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A3
3.058%	05/10/63	513	518,398
Wells Fargo Commercial Mortgage Trust,
Series 2016-C37, Class A1
1.944%	12/15/49	951	949,628

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C38, Class A1
1.968%	07/15/50		466	$464,831

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $19,982,615)				20,188,728

CORPORATE BONDS — 15.8%
Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22		295	298,157
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23		20	20,639

				318,796

Banks — 6.2%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28		168	176,248
Sub. Notes, MTN
4.450%	03/03/26		695	762,465
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	10/05/20		200	199,987
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.400%	05/01/26		405	425,335
3.700%	01/12/26		25	26,630
Sub. Notes
4.400%	06/10/25		520	565,160
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.800%	06/09/23		250	261,734
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes
1.875%	01/29/20		500	500,028
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		475	492,888
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	01/23/25		60	62,934
3.850%	01/26/27		470	499,923
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.950%	10/01/26		160	164,911
3.200%	06/15/26		600	626,402
Sub. Notes
4.250%	10/01/27	(a)	305	337,488
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26		720	773,650
Sub. Notes, GMTN
4.350%	09/08/26		385	420,638

				6,296,421

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.8%
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.700%	11/01/23	800	$811,301

Diversified Financial Services — 0.8%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	250	263,357
CPPIB Capital, Inc. (Canada),
Gov’t. Gtd. Notes, 144A, MTN
3.125%	09/25/23	250	261,723
Ontario Teachers’ Finance Trust (Canada),
Gov’t. Gtd. Notes, 144A
2.750%	04/16/21	250	253,128

			778,208

Electric — 1.7%
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	15	15,155
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.950%	12/01/26	960	995,953
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26	35	35,194
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26	615	634,270

			1,680,572

Healthcare-Services — 0.0%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24	25	26,186

Insurance — 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	750	802,907

Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	115	126,716
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	500	521,853

			648,569

Multi-National — 1.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21	580	578,520
2.750%	01/06/23	650	656,284

			1,234,804

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 1.0%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21		225	$214,432
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		303	307,293
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.850%	03/15/21		494	508,695

				1,030,420

Packaging & Containers — 0.7%
WestRock RKT LLC,
Gtd. Notes
4.000%	03/01/23		635	661,696

Pipelines — 0.3%
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26		315	329,326

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	(a)	500	555,283
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		163	162,889
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		250	252,009
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21		335	348,514

				1,318,695

TOTAL CORPORATE BONDS (cost $15,414,215)				15,937,901

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.2%
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57		138	138,885
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60		264	264,067
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58		800	799,644
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		440	457,066

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52		600	$600,090

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,249,747)				2,259,752

SOVEREIGN BONDS — 5.2%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.125%	11/16/20		200	200,394
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	09/08/20		400	400,222
2.125%	10/25/23		200	200,575
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		260	262,563
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	06/22/26		300	300,373
Province of New Brunswick (Canada),
Debentures
9.750%	05/15/20		400	411,358
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22	(a)	1,500	1,515,937
2.500%	09/10/21		105	106,301
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27		780	814,471
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.500%	04/23/28		325	372,168
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24		200	195,900
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.125%	05/19/20		500	500,298

TOTAL SOVEREIGN BONDS (cost $5,156,297)				5,280,560

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.0%
Federal Home Loan Bank
3.000%	10/12/21		5,000	5,120,957
Federal Home Loan Mortgage Corp.
2.375%	02/16/21		4,500	4,537,733
Federal National Mortgage Assoc.
2.125%	04/24/26	(k)	4,345	4,407,885
2.500%	02/05/24		2,705	2,787,117
Tennessee Valley Authority,
Sr. Unsec’d. Notes
2.250%	03/15/20		260	260,300

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,792,255)				17,113,992

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Notes
2.125%	09/30/21	(k)	2,700	$2,723,731
2.375%	08/15/24	(k)	910	937,442

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,565,105)				3,661,173

TOTAL LONG-TERM INVESTMENTS (cost $93,160,258)				94,650,820

			Shares

SHORT-TERM INVESTMENTS — 8.4%

AFFILIATED MUTUAL FUNDS — 8.3%
PGIM Core Short-Term Bond Fund(w)			632,785	5,827,949
PGIM Core Ultra Short Bond Fund(w)			123,880	123,880
PGIM Institutional Money Market Fund (cost $2,352,707; includes $2,349,162 of cash collateral for securities on loan)(b)(w)			2,352,400	2,352,870

TOTAL AFFILIATED MUTUAL FUNDS (cost $8,340,671)				8,304,699

OPTIONS PURCHASED*~ — 0.1% (cost $3,930)				105,290

TOTAL SHORT-TERM INVESTMENTS (cost $8,344,601)				8,409,989

TOTAL INVESTMENTS — 102.2% (cost $101,504,859)				103,060,809
Liabilities in excess of other assets(z) — (2.2)%				(2,186,994)

NET ASSETS — 100.0%				$100,873,815

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,301,751; cash collateral of $2,349,162 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	688	$7,167
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	669	6,962
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	1,672	15,957
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	3,319	33,300
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	3,360	35,351
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	669	6,553

Total Options Purchased (cost $3,930)							$105,290

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
150	5 Year U.S. Treasury Notes	Mar. 2020	$17,791,407	$(69,736)

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued)
76	10 Year U.S. Ultra Treasury Notes	Mar. 2020	$10,693,438	$(105,360)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	544,968	(16,473)

				(191,569)

Short Positions:
26	90 Day Euro Dollar	Dec. 2020	6,394,700	16,375
101	2 Year U.S. Treasury Notes	Mar. 2020	21,765,500	11,815
100	10 Year U.S. Treasury Notes	Mar. 2020	12,842,188	112,306
3	20 Year U.S. Treasury Bonds	Mar. 2020	467,719	7,331

				147,827

				$(43,742)

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
1,200	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	$(10,996)	$(28,839)	$(17,843)
9,830	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(12,358)	(243,329)	(230,971)
3,600	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(66,679)	(66,679)
28,945	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	81,116	(744,229)	(825,345)
2,065	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(97,431)	(97,431)
2,960	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	4,050	(148,798)	(152,848)
119,240	12/31/27	2.255%(S)	3 Month LIBOR(2)(Q)	(914,706)	3,799,953	4,714,659
16,834	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(203,536)	(1,370,122)	(1,166,586)
1,832	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	552	5,664	5,112
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(16,315)	(16,315)
255	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	20,250	20,250

				$(1,055,878)	$1,110,125	$2,166,003

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$3,408,070

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$11,980,321	$—
Collateralized Loan Obligations	—	12,354,419	—
Consumer Loans	—	1,250,404	—
Credit Cards	—	2,632,760	—
Equipment	—	1,112,670	—
Student Loans	—	878,140	—
Commercial Mortgage-Backed Securities	—	20,188,728	—
Corporate Bonds	—	15,937,901	—
Residential Mortgage-Backed Securities	—	2,259,752	—
Sovereign Bonds	—	5,280,560	—
U.S. Government Agency Obligations	—	17,113,992	—
U.S. Treasury Obligations	—	3,661,173	—
Affiliated Mutual Funds	8,304,699	—	—
Options Purchased	—	105,290	—

Total	$8,304,699	$94,756,110	$—

Other Financial Instruments*
Assets
Futures Contracts	$147,827	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	4,740,021	—

Total	$147,827	$4,740,021	$—

Liabilities
Futures Contracts	$(191,569)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(2,574,018)	—

Total	$(191,569)	$(2,574,018)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	20.0%
U.S. Government Agency Obligations	17.0
Collateralized Loan Obligations	12.3
Automobiles	11.9
Affiliated Mutual Funds (2.3% represents investments purchased with collateral from securities on loan)	8.3
Banks	6.2
Sovereign Bonds	5.2
U.S. Treasury Obligations	3.6
Credit Cards	2.6
Residential Mortgage-Backed Securities	2.2
Electric	1.7
Telecommunications	1.3
Consumer Loans	1.2
Multi-National	1.2
Equipment	1.1
Oil & Gas	1.0

Student Loans	0.9%
Commercial Services	0.8
Insurance	0.8
Diversified Financial Services	0.8
Packaging & Containers	0.7
Media	0.7
Pipelines	0.3
Auto Manufacturers	0.3
Options Purchased	0.1
Healthcare-Services	0.0 *

102.2
Liabilities in excess of other assets	(2.2)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contract risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$147,827	*	Due from/to broker — variation margin futures	$191,569	*
Interest rate contracts	Due from/to broker — variation margin swaps	4,740,021	*	Due from/to broker — variation margin swaps	2,574,018	*
Interest rate contracts	Unaffiliated investments	105,290		—	—

		$4,993,138			$2,765,587

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$46
Interest rate contracts	(82,476)	38,441	(1,361,362)	(12,331,190)

Total	$(82,476)	$38,441	$(1,361,362)	$(12,331,144)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Interest rate contracts	$5,302	$1,188,821	$22,358,471

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$23,949	$170,400	$49,340,932	$60,078,797

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$168,000	$493,288,200

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit Default Swap Agreements— Sell Protection(2)
$66,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,301,751	$(2,301,751)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$84,608	$—	$84,608	$—	$84,608
Barclays Bank PLC	20,682	—	20,682	—	20,682

	$105,290	$—	$105,290	$—	$105,290

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2027 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $2,301,751:
Unaffiliated investments (cost $93,164,188)	$94,756,110
Affiliated investments (cost $8,340,671)	8,304,699
Dividends and interest receivable	469,036
Prepaid expenses and other assets	1,796

Total Assets	103,531,641

LIABILITIES
Payable to broker for collateral for securities on loan	2,349,162
Due to broker-variation margin swaps	187,910
Accrued expenses and other liabilities	64,066
Payable for Portfolio shares repurchased	24,185
Management fee payable	15,908
Due to broker-variation margin futures	12,394
Distribution fee payable	3,844
Affiliated transfer agent fee payable	357

Total Liabilities	2,657,826

NET ASSETS	$100,873,815

Net assets were comprised of:
Partners’ Equity	$100,873,815

Net asset value and redemption price per share, $100,873,815 / 8,931,987 outstanding shares of beneficial interest	$11.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $825 foreign withholding tax)	$4,122,736
Affiliated dividend income	279,389
Unaffiliated dividend income	79,656
Affiliated income from securities lending, net	3,177

Total income	4,484,958

EXPENSES
Management fee	708,119
Distribution fee	373,312
Custodian and accounting fees	73,930
Audit fee	52,810
Legal fees and expenses	12,515
Trustees’ fees	11,421
Shareholders’ reports	7,914
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	46,508

Total expenses	1,293,537

NET INVESTMENT INCOME (LOSS)	3,191,421

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(30,309))	1,197,981
Futures transactions	(1,361,362)
Options written transactions	38,441
Swap agreements transactions	(12,331,144)

(12,456,084)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $45,221)	3,717,468
Futures	1,188,821
Swap agreements	22,358,471

27,264,760

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	14,808,676

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,000,097

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,191,421	$4,893,530
Net realized gain (loss) on investment transactions	(12,456,084)	(525,545)
Net change in unrealized appreciation (depreciation) on investments	27,264,760	(6,598,885)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,000,097	(2,230,900)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [377,835 and 15,976,897 shares, respectively]	3,920,036	157,085,382
Portfolio shares repurchased [14,585,559 and 17,757,318 shares, respectively]	(157,014,860)	(176,170,366)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(153,094,824)	(19,084,984)

CAPITAL CONTRIBUTIONS	—	4,721

TOTAL INCREASE (DECREASE)	(135,094,727)	(21,311,163)
NET ASSETS:
Beginning of year	235,968,542	257,279,705

End of year	$100,873,815	$235,968,542

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2028

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 95.8%

ASSET-BACKED SECURITIES — 27.8%
Automobiles — 8.7%
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	19	$19,331
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class A, 144A
3.350%	09/22/25	100	103,125
Bank of The West Auto Trust,
Series 2017-01, Class A3, 144A
2.110%	01/15/23	75	75,030
Enterprise Fleet Financing LLC,
Series 2017-02, Class A2, 144A
1.970%	01/20/23	23	22,513
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	100	103,282
Series 2019-01, Class A, 144A
3.520%	07/15/30	300	314,718
Ford Credit Floorplan Master Owner Trust,
Series 2017-02, Class A2, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.620%)
2.090%(c)	09/15/22	100	100,040
Series 2018-02, Class A
3.170%	03/15/25	300	309,056
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24	100	103,064
Honda Auto Receivables Owner Trust,
Series 2019-01, Class A3
2.830%	03/20/23	300	304,572
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	200	205,977
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	200	202,976
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	10	9,970

			1,873,654

Collateralized Loan Obligations — 9.2%
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.286%(c)	01/20/32	500	500,607
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
3.082%(c)	04/17/31	250	246,555
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
3.016%(c)	04/20/31	250	246,869
Sound Point CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
3.336%(c)	01/20/32	500	497,198

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.766%(c)	07/20/27	249	$248,650
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.910%(c)	04/25/31	250	247,113

			1,986,992

Consumer Loans — 1.6%
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31	100	101,104
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	112	112,760
Series 2019-02, Class A, 144A
3.010%	04/25/28	134	135,194

			349,058

Credit Cards — 3.8%
American Express Credit Account Master Trust,
Series 2019-01, Class A
2.870%	10/15/24	400	408,582
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	200	201,361
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	200	221,529

			831,472

Equipment — 0.5%
MMAF Equipment Finance LLC,
Series 2019-A, Class A5, 144A
3.080%	11/12/41	100	102,923

Student Loans — 4.0%
Commonbond Student Loan Trust,
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44	130	132,485
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	80	80,234
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	100	102,606
SoFi Professional Loan Program Trust,
Series 2018-C, Class A2FX, 144A
3.590%	01/25/48	400	414,191
Series 2018-D, Class A1FX, 144A
3.120%	02/25/48	140	141,132

			870,648

TOTAL ASSET-BACKED SECURITIES (cost $5,923,015)			6,014,747

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 25.8%
CD Mortgage Trust,
Series 2016-CD01, Class A1
1.443%	08/10/49	196	$194,409
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A1
1.971%	12/10/54	224	223,728
Series 2016-C07, Class A2
3.585%	12/10/54	675	716,751
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A1
1.499%	08/10/49	113	112,113
Series 2017-P08, Class A2
3.109%	09/15/50	100	102,852
Commercial Mortgage Trust,
Series 2014-UBS02, Class A2
2.820%	03/10/47	8	7,957
Series 2014-UBS04, Class A2
2.963%	08/10/47	4	4,192
Series 2015-DC01, Class A5
3.350%	02/10/48	160	166,609
Series 2016-DC02, Class A5
3.765%	02/10/49	450	480,308
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A1
1.717%	08/15/48	23	22,488
Series 2015-C04, Class A1
2.010%	11/15/48	47	47,038
DBJPM Mortgage Trust,
Series 2016-C03, Class A2
1.886%	08/10/49	150	148,900
Series 2017-C06, Class A1
1.907%	06/10/50	330	329,290
Fannie Mae-Aces,
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	204	210,980
GS Mortgage Securities Trust,
Series 2014-GC22, Class A3
3.516%	06/10/47	46	46,731
Series 2017-GS07, Class A1
1.950%	08/10/50	179	178,593
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A1
2.086%	03/15/50	136	135,457
Series 2017-JP07, Class A1
1.969%	09/15/50	202	201,031
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A1
1.423%	06/15/49	223	222,335
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC09, Class A5
2.840%	12/15/47	211	213,754
Series 2013-LC11, Class A4
2.694%	04/15/46	338	342,285
Series 2014-C20, Class A3A2, 144A
3.472%	07/15/47	293	297,917
Series 2016-JP02, Class A1
1.324%	08/15/49	176	175,089

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-JP04, Class A1
1.891%	12/15/49		3	$3,068
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A5
3.741%	08/15/47		95	100,297
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A1
1.424%	11/15/49		271	268,638
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4
3.244%	04/10/46		50	51,439
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS03, Class A1
1.504%	09/15/57		16	15,551
Series 2016-C33, Class A1
1.775%	03/15/59		192	191,492
Series 2017-C38, Class A1
1.968%	07/15/50		130	129,589
Series 2017-C41, Class A3
3.210%	11/15/50		225	234,201
WFRBS Commercial Mortgage Trust,
Series 2014-LC14, Class A2
2.862%	03/15/47		13	12,728

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,416,277)				5,587,810

CORPORATE BONDS — 21.3%
Auto Manufacturers — 0.1%
General Motors Financial Co., Inc.,
Gtd. Notes
3.850%	01/05/28		20	20,354

Banks — 5.3%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.366%(ff)	01/23/26		135	141,244
Sub. Notes, MTN
4.000%	01/22/25		240	255,965
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
3.442%(ff)	02/07/28		50	53,107
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28	(a)	280	301,404
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.850%	01/26/27		45	47,865
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.509%(ff)	01/23/29		70	74,242
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		50	53,223
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	(a)	205	220,412

				1,147,462

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.3%
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.900%	02/14/26		19	$20,231
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
3.500%	12/15/27		45	47,071

				67,302

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24		15	15,538

Electric — 0.7%
Commonwealth Edison Co.,
First Mortgage
2.950%	08/15/27		35	36,215
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24		50	52,138
MidAmerican Energy Co.,
First Mortgage
3.100%	05/01/27		60	62,556

				150,909

Media — 0.2%
Comcast Corp.,
Gtd. Notes
3.000%	02/01/24		50	51,816

Multi-National — 2.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23		400	403,867
4.375%	06/15/22		50	52,323

				456,190

Oil & Gas — 1.7%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21		50	47,652
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		11	11,156
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)	115	121,644
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.850%	01/15/28		180	189,722

				370,174

Packaging & Containers — 1.1%
WRKCo, Inc.,
Gtd. Notes
3.750%	03/15/25		220	231,536

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 4.7%
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.450%	12/15/27		30	$31,292
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.450%	11/15/27		185	197,163
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.079%	06/15/24	(a)	265	272,773
Cigna Corp.,
Gtd. Notes, 144A
4.500%	02/25/26		220	241,877
Mylan, Inc.,
Gtd. Notes
4.550%	04/15/28		190	204,380
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		65	66,931

				1,014,416

Pipelines — 3.3%
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24		115	111,556
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28		85	88,114
4.125%	03/01/27		15	15,720
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27		235	249,263
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28		195	206,820
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22		50	51,271

				722,744

Retail — 0.9%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
3.550%	07/26/27		190	196,383

Telecommunications — 0.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29		155	172,138

TOTAL CORPORATE BONDS (cost $4,425,984)				4,616,962

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.7%
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60		132	132,034

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58		300	$299,866
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		93	96,224
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52		50	50,008

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $576,284)				578,132

SOVEREIGN BONDS — 4.0%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.125%	11/16/20		200	200,394
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		100	100,985
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	05/04/22		200	201,528
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.400%	10/17/23		125	132,113
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.500%	04/23/28		200	229,027

TOTAL SOVEREIGN BONDS (cost $820,982)				864,047

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.0%
Federal National Mortgage Assoc.
1.875%	09/24/26		285	284,325
2.000%	10/25/22		20	20,129
2.500%	02/05/24		720	741,857
Tennessee Valley Authority, Sr. Unsec’d. Notes
2.250%	03/15/20		305	305,352
2.875%	02/01/27		150	157,785

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,460,920)				1,509,448

U.S. TREASURY OBLIGATIONS — 7.2%
U.S. Treasury Notes
2.125%	05/15/25	(k)	200	204,015
U.S. Treasury Strip Coupon
2.953%(s)	08/15/28	(k)	1,610	1,352,589

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,440,852)				1,556,604

TOTAL LONG-TERM INVESTMENTS (cost $20,064,314)				20,727,750

	Shares	Value

SHORT-TERM INVESTMENTS — 7.6%
AFFILIATED MUTUAL FUNDS — 7.5%
PGIM Core Ultra Short Bond Fund(w)	948,139	$948,139
PGIM Institutional Money Market Fund (cost $662,398; includes $661,422 of cash collateral for securities on loan)(b)(w)	662,333	662,465

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,610,537)		1,610,604

OPTIONS PURCHASED*~ — 0.1% (cost $1,116)		29,983

TOTAL SHORT-TERM INVESTMENTS (cost $1,611,653)		1,640,587

TOTAL INVESTMENTS — 103.4% (cost $21,675,967)		22,368,337
Liabilities in excess of other assets(z) — (3.4)%		(740,480)

NET ASSETS — 100.0%		$21,627,857

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $646,975; cash collateral of $661,422 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	195	$2,031
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	190	1,977
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	476	4,543
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	944	9,471
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	960	10,100
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	190	1,861
Total Options Purchased (cost $1,116)							$29,983

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6	2 Year U.S.Treasury Notes	Mar. 2020	$1,293,000	$(680)
49	10 Year U.S. Treasury Notes	Mar. 2020	6,292,672	(55,132)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	181,656	(4,408)

				(60,220)

Short Positions:
38	5 Year U.S.Treasury Notes	Mar. 2020	4,507,157	16,442
15	10 Year U.S. Ultra Treasury Notes	Mar. 2020	2,110,547	28,267
8	20 Year U.S. Treasury Bonds	Mar. 2020	1,247,250	19,301

				64,010

				$3,790

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	3,700	$(76,247)	$(97,183)	$(20,936)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
1,504	12/15/21	1.554%(S)	3 Month LIBOR(2)(Q)	$—	$(2,205)	$(2,205)
1,485	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(34,064)	(34,064)
990	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(18,337)	(18,337)
575	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(27,130)	(27,130)
1,895	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	2,969	(95,261)	(98,230)
8,441	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(5,882)	(556,681)	(550,799)
8,126	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(3,606)	(49,928)	(46,322)
6,115	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(25,273)	(497,668)	(472,395)
34,778	12/29/28	2.900%(S)	3 Month LIBOR(2)(Q)	734,438	3,014,803	2,280,365
845	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	276	2,613	2,337
282	08/15/29	1.717%(S)	3 Month LIBOR(1)(Q)	—	3,968	3,968
65	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	5,162	5,162

				$702,922	$1,745,272	$1,042,350

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,393,392

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,873,654	$—
Collateralized Loan Obligations	—	1,986,992	—
Consumer Loans	—	349,058	—
Credit Cards	—	831,472	—
Equipment	—	102,923	—
Student Loans	—	870,648	—
Commercial Mortgage-Backed Securities	—	5,587,810	—
Corporate Bonds	—	4,616,962	—
Residential Mortgage-Backed Securities	—	578,132	—
Sovereign Bonds	—	864,047	—
U.S. Government Agency Obligations	—	1,509,448	—
U.S. Treasury Obligations	—	1,556,604	—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Affiliated Mutual Funds	$1,610,604	$—	$—
Options Purchased	—	29,983	—

Total	$1,610,604	$20,757,733	$—

Other Financial Instruments*
Assets
Futures Contracts	$64,010	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	2,291,832	—

Total	$64,010	$2,291,832	$—

Liabilities
Futures Contracts	$(60,220)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(20,936)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,249,482)	—

Total	$(60,220)	$(1,270,418)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	25.8%
Collateralized Loan Obligations	9.2
Automobiles	8.7
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	7.5
U.S. Treasury Obligations	7.2
U.S. Government Agency Obligations	7.0
Banks	5.3
Pharmaceuticals	4.7
Student Loans	4.0
Sovereign Bonds	4.0
Credit Cards	3.8
Pipelines	3.3
Residential Mortgage-Backed Securities	2.7
Multi-National	2.1
Oil & Gas	1.7

Consumer Loans	1.6%
Packaging & Containers	1.1
Retail	0.9
Telecommunications	0.8
Electric	0.7
Equipment	0.5
Building Materials	0.3
Media	0.2
Options Purchased	0.1
Auto Manufacturers	0.1
Computers	0.1

103.4
Liabilities in excess of other assets	(3.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker — variation margin swaps	$20,936	*

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$64,010	*	Due from/to broker — variation margin futures	$60,220	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,291,832	*	Due from/to broker — variation margin swaps	1,249,482	*
Interest rate contracts	Unaffiliated investments	29,983		—	—

		$2,385,825			$1,330,638

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$—	$—	$(55,457)
Interest rate contracts	(19,698)	9,058	(1,264,545)	3,147,832

Total	$(19,698)	$9,058	$(1,264,545)	$3,092,375

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Swaps
Credit contracts	$—	$—	$(20,936)
Interest rate contracts	1,138	878,576	(312,598)

Total	$1,138	$878,576	$(333,534)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$6,091	$39,800	$17,748,963	$36,100,213

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$312,000	$86,249,200	$2,960,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$646,975	$(646,975)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$24,114	$—	$24,114	$—	$24,114
Barclays Bank PLC	5,869	—	5,869	—	5,869

	$29,983	$—	$29,983	$—	$29,983

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2028 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $646,975:
Unaffiliated investments (cost $20,065,430)	$20,757,733
Affiliated investments (cost $1,610,537)	1,610,604
Dividends and interest receivable	105,649
Due from Manager	1,238
Prepaid expenses and other assets	1,721

Total Assets	22,476,945

LIABILITIES
Payable to broker for collateral for securities on loan	661,422
Payable for Portfolio shares repurchased	84,828
Accrued expenses and other liabilities	56,371
Due to broker-variation margin swaps	45,234
Distribution fee payable	860
Affiliated transfer agent fee payable	357
Due to broker-variation margin futures	16

Total Liabilities	849,088

NET ASSETS	$21,627,857

Net assets were comprised of:
Partners’ Equity	$21,627,857

Net asset value and redemption price per share, $21,627,857 / 1,936,884 outstanding shares of beneficial interest	$11.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $212 foreign withholding tax)	$1,036,637
Affiliated dividend income	33,528
Affiliated income from securities lending, net	983

Total income	1,071,148

EXPENSES
Management fee	173,149
Distribution fee	91,286
Custodian and accounting fees	81,907
Audit fee	55,310
Legal fees and expenses	12,273
Trustees’ fees	9,740
Shareholders’ reports	8,368
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	19,400

Total expenses	458,440
Less: Fee waiver and/or expense reimbursement	(114,395)

Net expenses	344,045

NET INVESTMENT INCOME (LOSS)	727,103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $158)	1,000,018
Futures transactions	(1,264,545)
Options written transactions	9,058
Swap agreements transactions	3,092,375
Foreign currency transactions	(1,687)

2,835,219

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $161)	543,325
Futures	878,576
Swap agreements	(333,534)

1,088,367

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	3,923,586

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,650,689

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$727,103	$1,312,448
Net realized gain (loss) on investment and foreign currency transactions	2,835,219	98,851
Net change in unrealized appreciation (depreciation) on investments	1,088,367	575,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,650,689	1,987,071

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,452,892 and 13,760,569 shares, respectively]	44,708,432	133,263,445
Portfolio shares repurchased [10,098,389 and 7,440,087 shares, respectively]	(103,763,879)	(72,246,868)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(59,055,447)	61,016,577

CAPITAL CONTRIBUTIONS	135,042	87

TOTAL INCREASE (DECREASE)	(54,269,716)	63,003,735
NET ASSETS:
Beginning of year	75,897,573	12,893,838

End of year	$21,627,857	$75,897,573

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2029

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 100.9%

ASSET-BACKED SECURITIES — 14.5%
Automobiles — 4.4%
AmeriCredit Automobile Receivables Trust,
Series 2018-02, Class C
3.590%	06/18/24	50	$51,484
BMW Floorplan Master Owner Trust,
Series 2018-01, Class A1, 144A
3.150%	05/15/23	100	101,554
CarMax Auto Owner Trust,
Series 2019-01, Class A3
3.050%	03/15/24	150	152,538
Enterprise Fleet Financing LLC,
Series 2019-01, Class A2, 144A
2.980%	10/20/24	400	403,795
Series 2019-02, Class A2, 144A
2.290%	02/20/25	100	100,330
Ford Credit Auto Owner Trust,
Series 2015-01, Class A, 144A
2.120%	07/15/26	100	100,000
Series 2018-01, Class A, 144A
3.190%	07/15/31	100	103,282
Series 2019-01, Class A, 144A
3.520%	07/15/30	100	104,906
Ford Credit Floorplan Master Owner Trust,
Series 2018-02, Class A
3.170%	03/15/25	50	51,509
GMF Floorplan Owner Revolving Trust,
Series 2017-02, Class A2, 144A, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.000%)
2.170%(c)	07/15/22	400	400,333
Honda Auto Receivables Owner Trust,
Series 2019-01, Class A3
2.830%	03/20/23	100	101,524
Hyundai Auto Receivables Trust,
Series 2018-B, Class A3
3.200%	12/15/22	100	101,456
Nissan Master Owner Trust Receivables,
Series 2017-B, Class A, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.000%)
2.170%(c)	04/18/22	50	50,029
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	6	5,804
Santander Drive Auto Receivables Trust,
Series 2019-03, Class B
2.280%	09/15/23	200	199,762
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	100	101,488
World Omni Automobile Lease Securitization Trust,
Series 2018-A, Class A2
2.590%	11/16/20	2	2,492

			2,132,286

Collateralized Loan Obligations — 7.8%
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
3.230%(c)	10/25/32	250	250,184

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Allegro CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1A, 144A
—%(p)	01/19/33	250	$250,000
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
3.249%(c)	10/15/32	250	250,008
Carlyle US CLO Ltd. (Cayman Islands),
Series 2019-04A, Class A11, 144A
—%(p)	01/15/33	500	500,000
Eaton Vance CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
3.161%(c)	01/15/28	250	248,767
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/28	250	250,153
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.486%(c)	07/22/32	250	250,274
LCM LP (Cayman Islands),
Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	07/19/27	250	249,603
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
3.196%(c)	10/23/32	500	499,957
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870%
2.836%(c)	10/20/27	250	249,772
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
3.132%(c)	01/17/31	250	249,515
Venture CLO Ltd. (Cayman Islands),
Series 2016-24A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
3.146%(c)	10/20/28	250	249,688
Vibrant CLO Ltd. (Cayman Islands),
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.519%(c)	01/20/29	250	250,704

			3,748,625

Consumer Loans — 0.2%
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	56	56,380
Series 2019-02, Class A, 144A
3.010%	04/25/28	67	67,597

			123,977

Credit Cards — 1.9%
American Express Credit Account Master Trust,
Series 2019-01, Class A
2.870%	10/15/24	100	102,145

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (Continued)
Series 2019-03, Class A
2.000%	04/15/25	300	$299,872
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	300	298,862
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	100	100,681
Citibank Credit Card Issuance Trust,
Series 2018-A03, Class A3
3.290%	05/23/25	100	103,918

			905,478

Student Loan — 0.2%
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68	100	99,504

TOTAL ASSET-BACKED SECURITIES (cost $6,986,348)			7,009,870

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.2%
BANK,
Series 2017-BNK07, Class A4
3.175%	09/15/60	20	20,840
Series 2017-BNK08, Class A3
3.229%	11/15/50	10	10,456
Series 2018-BN10, Class A4
3.428%	02/15/61	50	52,982
Series 2018-BN14, Class A1
3.277%	09/15/60	16	16,178
CD Mortgage Trust,
Series 2017-CD05, Class A1
2.028%	08/15/50	20	20,132
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A1
1.501%	05/10/58	16	16,223
Series 2016-C07, Class A1
1.971%	12/10/54	49	49,111
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class AAB
3.522%	09/10/58	575	596,688
Series 2016-C01, Class A1
1.506%	05/10/49	13	12,523
Series 2016-C02, Class A1
1.499%	08/10/49	9	8,793
Series 2016-P04, Class A3
2.646%	07/10/49	10	10,079
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	33	33,937
Series 2013-CR12, Class A4
4.046%	10/10/46	600	636,324
Series 2014-UBS04, Class A5
3.694%	08/10/47	600	632,798

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-UBS05, Class A4
3.838%	09/10/47	1,150	$1,222,997
Series 2015-PC01, Class A4
3.620%	07/10/50	100	104,977
Series 2016-DC02, Class A1
1.820%	02/10/49	59	58,573
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A1
1.717%	08/15/48	2	2,127
Series 2015-C04, Class A1
2.010%	11/15/48	4	3,749
DBJPM Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	85	84,411
Series 2017-C06, Class A1
1.907%	06/10/50	26	25,576
Fannie Mae-Aces,
Series 2015-M17, Class A2
2.934%(cc)	11/25/25	65	67,282
Series 2017-M13, Class A1
2.746%	09/25/27	47	47,898
Series 2018-M04, Class A1
2.945%(cc)	03/25/28	20	21,098
Series 2019-M01, Class A1
3.355%	06/25/28	44	46,650
Series 2019-M25, Class AV1
2.050%	12/25/26	546	542,814
FHLMC Multifamily Structured Pass-Through Certificates,
Series K062, Class A2
3.413%	12/25/26	1,200	1,282,181
GS Mortgage Securities Trust,
Series 2013-GC14, Class A5
4.243%	08/10/46	450	478,425
Series 2016-GS03, Class A1
1.429%	10/10/49	68	67,650
Series 2017-GS07, Class A1
1.950%	08/10/50	51	50,545
Series 2017-GS08, Class A3
3.205%	11/10/50	80	83,141
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48	75	78,732
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A1
1.969%	09/15/50	53	52,729
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A1
1.423%	06/15/49	18	18,027
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC09, Class A5
2.840%	12/15/47	40	40,331
Series 2013-LC11, Class A4
2.694%	04/15/46	18	18,378
Series 2016-JP02, Class A1
1.324%	08/15/49	35	35,018

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3
2.834%	05/15/46	177	$180,023
Series 2015-C21, Class A3
3.077%	03/15/48	50	51,408
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A1
1.445%	08/15/49	34	33,542
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	38	37,832
Series 2017-C07, Class A3
3.418%	12/15/50	160	169,059
Series 2018-C08, Class ASB
3.903%	02/15/51	60	64,326
Series 2018-C11, Class A1
3.211%	06/15/51	26	26,888
Series 2019-C17, Class A2
2.313%	10/15/52	850	845,237
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A3
3.058%	05/10/63	14	14,074
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A5
3.184%	04/15/50	600	622,069
Series 2015-NXS03, Class A1
1.504%	09/15/57	1	1,020
Series 2016-BNK01, Class A1
1.321%	08/15/49	21	21,167
Series 2016-C32, Class A1
1.577%	01/15/59	10	9,913
Series 2016-C33, Class A1
1.775%	03/15/59	23	23,157
Series 2016-C35, Class A1
1.392%	07/15/48	30	29,776
Series 2016-C37, Class A1
1.944%	12/15/49	72	72,140
Series 2017-C38, Class A1
1.968%	07/15/50	11	11,269
WFRBS Commercial Mortgage Trust,
Series 2014-LC14, Class A2
2.862%	03/15/47	1	882

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,747,860)			8,764,155

CORPORATE BONDS — 11.6%
Airlines — 0.1%
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.500%	09/01/31	10	9,956
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	35	35,144

			45,100

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 4.3%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.366%(ff)	01/23/26	45	$47,081
Sr. Unsec’d. Notes, MTN
3.194%(ff)	07/23/30	80	82,758
4.271%(ff)	07/23/29	75	83,306
Bank of England Euro Note (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.750%	03/06/20	200	200,003
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.976%(ff)	11/05/30	220	223,099
3.200%	10/21/26	30	31,105
3.700%	01/12/26	30	31,955
3.887%(ff)	01/10/28	40	43,058
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22	600	608,298
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.691%(ff)	06/05/28	20	21,260
Sub. Notes
4.250%	10/21/25	20	21,740
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30	100	100,033
3.125%	01/23/25	20	20,867
3.509%(ff)	01/23/29	20	21,212
4.005%(ff)	04/23/29	25	27,413
4.452%(ff)	12/05/29	50	56,890
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
4.000%	01/27/20	100	100,151
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	115	123,646
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25	170	172,406
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.450%	04/23/29	50	53,414

			2,069,695

Biotechnology — 0.1%
Biogen, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/25	25	27,184

Chemicals — 0.0%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26	25	26,282

Commercial Services — 1.0%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.241%	02/16/21	400	400,131

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25		35	$37,196
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		35	35,190

				472,517

Diversified Financial Services — 0.2%
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.750%	10/01/29		90	90,751

Electric — 0.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28		25	27,244
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.403%	09/01/21		200	201,443
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29		115	117,157

				345,844

Foods — 0.4%
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.750%	04/01/30	(a)	190	195,805

Gas — 0.1%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29		55	55,432

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.875%	09/15/25		25	27,224

Healthcare-Services — 0.4%
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.950%	12/01/29		95	95,443
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30		120	120,114

				215,557

Insurance — 0.3%
Unum Group,
Sr. Unsec’d. Notes
4.000%	06/15/29		120	126,458

Machinery-Construction & Mining — 0.2%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	09/19/29		110	110,974

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	35	$38,566

Multi-National —0.8%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	100	100,967
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
1.125%	08/24/20	200	199,241
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
4.375%	02/11/20	100	100,303

			400,511

Oil & Gas — 1.0%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21	25	23,826
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	15	15,867
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	100	103,459
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	70	70,792
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29	100	107,699
Newfield Exploration Co.,
Gtd. Notes
5.375%	01/01/26	125	135,495
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.850%	01/15/28	25	26,350

			483,488

Pharmaceuticals —1.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
3.200%	11/21/29	315	321,110
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.450%	11/15/27	25	26,644
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	75	83,208
Gtd. Notes, 144A
3.400%	03/01/27	25	25,945
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28	100	109,320

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	5	$5,149

			571,376

Pipelines — 0.5%
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24	25	24,251
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	90	92,580
4.150%	10/16/28	25	27,620
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28	15	15,550
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25	40	44,000
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	35	37,098

			241,099

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21	10	10,120
3.125%	10/15/22	10	10,195

			20,315

Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	50	55,528

TOTAL CORPORATE BONDS (cost $5,494,767)			5,619,706

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	46	48,112
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52	250	250,038

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $297,027)			298,150

SOVEREIGN BONDS — 9.3%
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	300	303,235
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
2.000%	09/08/20	600	600,333

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Municipality Finance PLC (Finland),
Gov’t. Gtd. Notes, EMTN
2.375%	03/15/22		600	$608,246
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		250	252,464
3.300%	03/15/28		100	108,358
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22		500	503,655
2.250%	06/02/26		100	101,397
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	05/04/22		500	503,821
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.300%	06/15/26		150	152,065
2.400%	02/08/22		50	50,627
3.400%	10/17/23		250	264,225
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27		400	417,677
SFIL SA (France),
Sr. Unsec’d. Notes, EMTN
2.625%	04/25/22		600	610,546

TOTAL SOVEREIGN BONDS (cost $4,466,865)				4,476,649

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.6%
Federal Home Loan Bank
2.500%	02/13/24		200	206,153
3.250%	11/16/28	(k)	250	273,423
Federal Home Loan Mortgage Corp.
1.500%	01/17/20		300	299,977
2.375%	02/16/21		400	403,354
2.750%	06/19/23		150	155,597
Federal National Mortgage Assoc.
2.000%	10/05/22		350	353,350
2.125%	04/24/26		100	101,447
2.375%	01/19/23		400	408,685
2.500%	02/05/24		200	206,072
Residual Funding Corp., Principal Strip
2.190%(s)	10/15/20		300	295,906

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,663,432)				2,703,964

U.S. TREASURY OBLIGATIONS — 41.1%
U.S. Treasury Bonds
2.250%	08/15/49		430	417,100
2.875%	08/15/45	(k)	405	442,842
3.125%	02/15/43		1,780	2,019,188
3.625%	08/15/43		2,090	2,563,842
3.750%	11/15/43		3,650	4,565,922
U.S. Treasury Notes
1.625%	04/30/23		715	714,665
2.250%	11/15/27	(k)	3,240	3,330,112
2.375%	08/15/24		1,885	1,941,845
2.750%	02/15/28		4	4,689

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.125%	11/15/28	(k)	360	$395,831
U.S. Treasury Strips Coupon
2.205%(s)	05/15/39		180	112,894
2.334%(s)	08/15/41		2,350	1,379,982
2.353%(s)	02/15/44		585	320,310
2.365%(s)	05/15/44		2,155	1,171,950
2.394%(s)	11/15/43		135	74,466
3.051%(s)	05/15/37	(k)	625	415,625

TOTAL U.S. TREASURY OBLIGATIONS (cost $20,085,936)				19,871,263

TOTAL LONG-TERM INVESTMENTS (cost $48,742,235)				48,743,757

			Shares

SHORT-TERM INVESTMENTS — 0.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			349	349
PGIM Institutional Money Market Fund (cost $192,316; includes $191,656 of cash collateral for securities on loan)(b)(w)			192,286	192,324

TOTAL SHORT-TERM INVESTMENTS (cost $192,665)				192,673

TOTAL INVESTMENTS — 101.3% (cost $48,934,900)				48,936,430
Liabilities in excess of other assets(z) — (1.3)%				(625,281)

NET ASSETS — 100.0%				$48,311,149

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $187,546; cash collateral of $191,656 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2019.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
155	10 Year U.S. Ultra Treasury Notes	Mar. 2020	$21,808,985	$(148,505)

Short Positions:
8	90 Day Euro Dollar	Dec. 2020	1,967,600	5,034
100	2 Year U.S. Treasury Notes	Mar. 2020	21,550,000	11,667
143	5 Year U.S. Treasury Notes	Mar. 2020	16,961,141	61,222
105	10 Year U.S. Treasury Notes	Mar. 2020	13,484,298	86,067
32	20 Year U.S. Treasury Bonds	Mar. 2020	4,989,000	82,885
60	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	10,899,375	309,362

				556,237

				$407,732

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
21,210	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	$—	$33,710	$33,710

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
2,035	01/04/23	2.289%(S)	3 Month LIBOR(1)(Q)	$16,700	$(48,657)	$(65,357)
4,205	05/11/24	2.139%(S)	3 Month LIBOR(2)(Q)	138,585	76,949	(61,636)
1,000	01/04/25	2.360%(S)	3 Month LIBOR(1)(Q)	—	(36,660)	(36,660)
120	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	—	(7,914)	(7,914)
2,677	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	828	8,277	7,449
38,962	12/28/29	2.490%(S)	3 Month LIBOR(2)(Q)	1,613,480	2,136,338	522,858
80	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	6,353	6,353

				$1,769,593	$2,168,396	$398,803

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$2,808,033

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$2,132,286	$—
Collateralized Loan Obligations	—	3,748,625	—
Consumer Loans	—	123,977	—
Credit Cards	—	905,478	—
Student Loan	—	99,504	—
Commercial Mortgage-Backed Securities	—	8,764,155	—
Corporate Bonds	—	5,619,706	—
Residential Mortgage-Backed Securities	—	298,150	—
Sovereign Bonds	—	4,476,649	—
U.S. Government Agency Obligations	—	2,703,964	—
U.S. Treasury Obligations	—	19,871,263	—
Affiliated Mutual Funds	192,673	—	—

Total	$192,673	$48,743,757	$—

Other Financial Instruments*
Assets
Futures Contracts	$556,237	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	570,370	—

Total	$556,237	$570,370	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(148,505)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(171,567)	—

Total	$(148,505)	$(171,567)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	41.1%
Commercial Mortgage-Backed Securities	18.2
Sovereign Bonds	9.3
Collateralized Loan Obligations	7.8
U.S. Government Agency Obligations	5.6
Automobiles	4.4
Banks	4.3
Credit Cards	1.9
Pharmaceuticals	1.2
Oil & Gas	1.0
Commercial Services	1.0
Multi-National	0.8
Electric	0.7
Residential Mortgage-Backed Securities	0.6
Pipelines	0.5
Healthcare-Services	0.4
Foods	0.4
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	0.4
Insurance	0.3

Consumer Loans	0.2%
Machinery-Construction & Mining	0.2
Student Loan	0.2
Diversified Financial Services	0.2
Telecommunications	0.1
Gas	0.1
Airlines	0.1
Media	0.1
Healthcare-Products	0.1
Biotechnology	0.1
Chemicals	0.0 *
Semiconductors	0.0 *

101.3
Liabilities in excess of other assets	(1.3)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$556,237	*	Due from/to broker — variation margin futures	$148,505	*
Interest rate contracts	Due from/to broker — variation margin swaps	570,370	*	Due from/to broker — variation margin swaps	171,567	*

		$1,126,607			$320,072

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2029 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Swaps
Credit contracts	$—	$—	$6
Interest rate contracts	216	271,407	411,275

Total	$216	$271,407	$411,281

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments,carried at fair value	Futures	Swaps
Interest rate contracts	$482,791	$352,638

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$96	$10,368,956	$38,099,886

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$384,000	$40,647,800
Credit Default Swap Agreements— Sell Protection(2)
$8,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$187,546	$(187,546)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2029 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $187,546:
Unaffiliated investments (cost $48,742,235)	$48,743,757
Affiliated investments (cost $192,665)	192,673
Receivable for investments sold	284,921
Dividends and interest receivable	252,349
Due from broker-variation margin futures	63,957
Prepaid expenses	809

Total Assets	49,538,466

LIABILITIES
Payable for investments purchased	750,000
Payable to broker for collateral for securities on loan	191,656
Payable for Portfolio shares repurchased	119,781
Due to broker-variation margin swaps	102,886
Accrued expenses and other liabilities	50,041
Payable to custodian	5,601
Management fee payable	4,978
Distribution fee payable	2,017
Affiliated transfer agent fee payable	357

Total Liabilities	1,227,317

NET ASSETS	$48,311,149

Net assets were comprised of: Partners’ Equity	$48,311,149

Net asset value and redemption price per share, $48,311,149 / 4,372,765 outstanding shares of beneficial interest	$11.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$723,387
Affiliated dividend income	76,640
Affiliated income from securities lending, net	471

Total income	800,498

EXPENSES
Management fee	159,361
Distribution fee	83,987
Custodian and accounting fees	60,480
Audit fee	44,600
Legal fees and expenses	12,227
Trustees’ fees	9,770
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	5,542
Miscellaneous	14,585

Total expenses	397,560
Less: Fee waiver and/or expense reimbursement	(84,259)

Net expenses	313,301

NET INVESTMENT INCOME (LOSS)	487,197

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(49))	41,231
Futures transactions	271,407
Swap agreements transactions	411,281

723,919

Net change in unrealized appreciation (depreciation)on:
Investments (including affiliated of $8)	(76,827)
Futures	482,791
Swap agreements	352,638

758,602

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,482,521

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,969,718

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	January 02, 2018* through December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$487,197	$133,527
Net realized gain (loss) on investment transactions	723,919	57,593
Net change in unrealized appreciation (depreciation) on investments	758,602	49,463

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,969,718	240,583

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,686,422 and 2,073,772 shares, respectively]	51,230,248	20,039,312
Portfolio shares repurchased [1,896,574 and 490,855 shares, respectively]	(20,471,960)	(4,696,752)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	30,758,288	15,342,560

TOTAL INCREASE (DECREASE)	32,728,006	15,583,143
NET ASSETS:
Beginning of period	15,583,143	—

End of period	$48,311,149	$15,583,143

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2030

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.1%

ASSET-BACKED SECURITIES — 6.1%
Automobiles — 3.0%
CarMax Auto Owner Trust,
Series 2019-01, Class A3
3.050%	03/15/24	50	$50,846
Enterprise Fleet Financing LLC,
Series 2018-02, Class A2, 144A
3.140%	02/20/24	74	74,742
Series 2019-01, Class A2, 144A
2.980%	10/20/24	200	201,898
Series 2019-02, Class A2, 144A
2.290%	02/20/25	100	100,330
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	100	103,282
GMF Floorplan Owner Revolving Trust,
Series 2017-02, Class A2, 144A, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.000%)
2.170%(c)	07/15/22	300	300,249
Honda Auto Receivables Owner Trust,
Series 2019-01, Class A3
2.830%	03/20/23	100	101,524
Santander Drive Auto Receivables Trust,
Series 2019-03, Class B
2.280%	09/15/23	100	99,881

			1,032,752

Collateralized Loan Obligation — 0.7%
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
3.196%(c)	10/23/32	250	249,978

Credit Cards — 2.1%
American Express Credit Account Master Trust,
Series 2019-01, Class A
2.870%	10/15/24	100	102,145
Series 2019-03, Class A
2.000%	04/15/25	100	99,957
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	200	199,242
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	100	100,681
Citibank Credit Card Issuance Trust,
Series 2018-A06, Class A6
3.210%	12/07/24	100	103,713
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	100	102,166

			707,904

Student Loan — 0.3%
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68	100	99,504

TOTAL ASSET-BACKED SECURITIES (cost $2,078,082)			2,090,138

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.3%
CD Mortgage Trust,
Series 2017-CD03, Class A1
1.965%	02/10/50	36	$36,323
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A1
1.501%	05/10/58	258	257,505
Series 2016-C07, Class A2
3.585%	12/10/54	55	58,402
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	50	52,021
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class AAB
3.522%	09/10/58	300	311,315
Series 2016-C01, Class A1
1.506%	05/10/49	31	31,308
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	400	424,216
Series 2014-UBS04, Class A5
3.694%	08/10/47	400	421,865
Series 2014-UBS05, Class A4
3.838%	09/10/47	800	850,780
Series 2015-CR25, Class A3
3.505%	08/10/48	43	44,858
Series 2015-CR26, Class A3
3.359%	10/10/48	50	52,211
Series 2015-DC01, Class A5
3.350%	02/10/48	80	83,305
CSAIL Commercial Mortgage Trust,
Series 2015-C01, Class A3
3.236%	04/15/50	50	51,794
DBJPM Mortgage Trust,
Series 2016-C03, Class A1
1.502%	08/10/49	21	20,588
Series 2016-C03, Class A2
1.886%	08/10/49	20	19,853
Fannie Mae-Aces,
Series 2019-M25, Class AV1
2.050%	12/25/26	347	345,427
FHLMC Multifamily Structured Pass-Through Certificates,
Series K062, Class A2
3.413%	12/25/26	650	694,515
GS Mortgage Securities Trust,
Series 2013-GC14, Class A5
4.243%	08/10/46	300	318,950
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class A2
2.921%	05/15/48	474	473,882
Series 2015-C30, Class A3
3.322%	07/15/48	311	314,218
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A1
2.086%	03/15/50	19	18,964
Series 2017-JP07, Class A1
1.969%	09/15/50	23	23,069

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2030 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A3A2, 144A
3.472%	07/15/47	40	$40,811
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A1
1.424%	11/15/49	31	30,330
UBS Commercial Mortgage Trust,
Series 2019-C17, Class A2
2.313%	10/15/52	500	497,199
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A5
3.184%	04/15/50	400	414,712
Series 2017-C39, Class A4
3.157%	09/15/50	35	36,303

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,934,585)			5,924,724

CORPORATE BONDS — 12.3%

Agriculture — 0.0%
Altria Group, Inc., Gtd. Notes
3.490%	02/14/22	5	5,144

Airlines — 0.0%
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	15	15,062

Banks — 5.4%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.194%(ff)	07/23/30	35	36,207
3.458%(ff)	03/15/25	50	52,188
Sub. Notes, MTN
4.450%	03/03/26	15	16,456
Bank of England Euro Note (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.750%	03/06/20	200	200,003
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.500%	01/23/23	200	204,562
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.976%(ff)	11/05/30	140	141,972
3.980%(ff)	03/20/30	40	43,676
Sub. Notes
4.450%	09/29/27	15	16,516
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22	200	202,766
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes
2.250%	02/18/20	250	250,114
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30	60	60,020
4.005%(ff)	04/23/29	55	60,309

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, GMTN
3.125%	12/15/21	100	$102,834
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes, EMTN
1.875%	04/17/23	200	201,190
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25	80	81,133
Sub. Notes, MTN
3.950%	04/23/27	55	58,854
Oesterreichische Kontrollbank AG (Austria),
Gov’t. Gtd. Notes
1.750%	01/24/20	115	115,000
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.450%	04/23/29	20	21,366

			1,865,166

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26	25	26,282

Commercial Services — 0.7%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.241%	02/16/21	200	200,066
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	15	15,081
3.750%	06/01/23	25	26,058

			241,205

Diversified Financial Services — 0.9%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
2.125%	06/11/21	250	251,245
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.750%	10/01/29	70	70,584

			321,829

Electric — 0.6%
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	40	43,233
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.403%	09/01/21	100	100,722
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29	45	45,844

			189,799

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2030 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.4%
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.750%	04/01/30	(a)	125	$128,819

Gas — 0.1%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29		30	30,236

Healthcare-Services — 0.4%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.875%	09/15/29		65	64,770
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30		75	75,071

				139,841

Insurance — 0.2%
Unum Group,
Sr. Unsec’d. Notes
4.000%	06/15/29		50	52,691

Machinery-Construction & Mining — 0.2%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	09/19/29		60	60,531

Media — 0.3%
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.350%	09/15/26		100	103,203

Mining — 0.0%
Newmont Goldcorp Corp.,
Sr. Unsec’d. Notes
2.800%	10/01/29		10	9,909

Multi-National — 1.3%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.250%	02/11/22		50	50,910
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
1.125%	08/24/20		200	199,241
FMS Wertmanagement (Germany),
Gov’t. Gtd. Notes
2.750%	03/06/23		200	206,434

				456,585

Oil & Gas — 0.6%
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24		50	51,730
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		45	45,509
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29		50	53,849

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Newfield Exploration Co.,
Gtd. Notes
5.375%	01/01/26	55	$59,618

			210,706

Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
3.200%	11/21/29	205	208,976
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.400%	07/26/29	10	10,702
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28	50	54,660

			274,338

Pipelines — 0.1%
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	40	41,147

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21	5	5,060
3.125%	10/15/22	5	5,097

			10,157

Telecommunications — 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	50	55,528

TOTAL CORPORATE BONDS (cost $4,179,180)			4,238,178

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	23	24,056
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52	125	125,019

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $148,513)			149,075

SOVEREIGN BONDS — 8.8%
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	200	202,157
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.250%	07/20/23	200	208,845
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
3.250%	04/24/23	200	207,657

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2030 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Kommunalbanken A/S (Norway),
Sr. Unsec’d. Notes, EMTN
2.000%	06/19/24		200	$201,674
Kommuninvest I Sverige AB (Sweden),
Local Gov’t. Gtd. Notes, EMTN
3.000%	03/23/22		200	205,532
Municipality Finance PLC (Finland),
Local Gov’t. Gtd. Notes, EMTN
2.375%	03/15/22		200	202,749
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		150	151,478
3.300%	03/15/28		100	108,358
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22		150	151,097
2.250%	06/02/26		150	152,095
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	05/04/22		300	302,292
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22		100	101,062
2.300%	06/15/26		150	152,065
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27		250	261,048
SFIL SA (France),
Sr. Unsec’d. Notes, EMTN
2.625%	04/25/22		200	203,515
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.500%	06/08/22		200	202,283

TOTAL SOVEREIGN BONDS (cost $2,994,552)				3,013,907

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.1%
Federal Home Loan Bank
3.250%	11/16/28	(k)	300	328,108
Federal Home Loan Mortgage Corp.
1.625%	09/29/20		240	239,974
2.375%	02/16/21		200	201,677
2.750%	06/19/23		250	259,328
Federal National Mortgage Assoc.
1.375%	10/07/21		200	199,153
2.000%	10/05/22		100	100,957
2.375%	01/19/23		200	204,343
2.875%	09/12/23		200	208,708

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,713,973)				1,742,248

U.S. TREASURY OBLIGATIONS — 47.1%
U.S. Treasury Bonds
3.125%	02/15/43		325	368,672
3.625%	08/15/43	(k)	3,500	4,293,516
3.750%	11/15/43		1,190	1,488,616
U.S. Treasury Notes
1.375%	04/30/21		4,985	4,969,811

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.625%	12/31/21		160	$160,169
2.375%	08/15/24		1,405	1,447,369
2.625%	11/15/20		837	843,931
3.125%	11/15/28	(k)	1,555	1,709,771
U.S. Treasury Strips Coupon
2.121%(s)	08/15/39		505	314,067
2.205%(s)	05/15/39		110	68,991
2.334%(s)	08/15/41		390	229,018
2.353%(s)	02/15/44		95	52,016
2.365%(s)	05/15/44		355	193,059
2.394%(s)	11/15/43		94	51,851

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,262,559)				16,190,857

TOTAL LONG-TERM INVESTMENTS (cost $33,311,444)				33,349,127

			Shares

SHORT-TERM INVESTMENTS — 2.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			879,257	879,257
PGIM Institutional Money Market Fund (cost $125,764; includes $125,670 of cash collateral for securities on loan)(b)(w)			125,739	125,764

TOTAL SHORT-TERM INVESTMENTS (cost $1,005,021)				1,005,021

TOTAL INVESTMENTS — 100.0% (cost $34,316,465)				34,354,148
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.0%				9,096

NET ASSETS — 100.0%				$34,363,244

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $122,947; cash collateral of $125,670 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2030 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
76	10 Year U.S. Ultra Treasury Notes	Mar. 2020	$10,693,438	$(127,546)
Short Positions:
4	90 Day Euro Dollar	Dec. 2020	983,800	2,517
36	2 Year U.S. Treasury Notes	Mar. 2020	7,758,000	4,289
106	5 Year U.S. Treasury Notes	Mar. 2020	12,572,595	44,977
48	10 Year U.S. Treasury Notes	Mar. 2020	6,164,250	53,738
12	20 Year U.S. Treasury Bonds	Mar. 2020	1,870,875	29,076
25	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	4,541,406	128,165

				262,762

				$135,216

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	300	0.452%	$6,021	$7,880	$1,859

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2030 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
3,130	05/11/24	2.139%(S)	3 Month LIBOR(2)(Q)	$91,579	$57,279	$(34,300)
300	05/11/25	1.900%(S)	3 Month LIBOR(1)(Q)	(4,129)	(2,430)	1,699
25,757	12/27/30	2.750%(S)	3 Month LIBOR(2)(Q)	2,469,247	2,137,169	(332,078)
705	05/11/39	2.200%(S)	3 Month LIBOR(2)(Q)	67,725	16,557	(51,168)
40	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	3,176	3,176

				$2,624,422	$2,211,751	$(412,671)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$70,000	$2,113,745

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,032,752	$—
Collateralized Loan Obligation	—	249,978	—
Credit Cards	—	707,904	—
Student Loan	—	99,504	—
Commercial Mortgage-Backed Securities	—	5,924,724	—
Corporate Bonds	—	4,238,178	—
Residential Mortgage-Backed Securities	—	149,075	—
Sovereign Bonds	—	3,013,907	—
U.S. Government Agency Obligations	—	1,742,248	—
U.S. Treasury Obligations	—	16,190,857	—
Affiliated Mutual Funds	1,005,021	—	—

Total	$1,005,021	$33,349,127	$—

Other Financial Instruments*
Assets
Futures Contracts	$262,762	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	1,859	—
Centrally Cleared Interest Rate Swap Agreements	—	4,875	—

Total	$262,762	$6,734	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2030 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(127,546)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(417,546)	—

Total	$(127,546)	$(417,546)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	47.1%
Commercial Mortgage-Backed Securities	17.3
Sovereign Bonds	8.8
Banks	5.4
U.S. Government Agency Obligations	5.1
Automobiles	3.0
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	2.9
Credit Cards	2.1
Multi-National	1.3
Diversified Financial Services	0.9
Pharmaceuticals	0.8
Collateralized Loan Obligation	0.7
Commercial Services	0.7
Oil & Gas	0.6
Electric	0.6
Residential Mortgage-Backed Securities	0.4
Healthcare-Services	0.4
Foods	0.4

Media	0.3%
Student Loan	0.3
Machinery-Construction & Mining	0.2
Telecommunications	0.2
Insurance	0.2
Pipelines	0.1
Gas	0.1
Chemicals	0.1
Airlines	0.0	*
Semiconductors	0.0	*
Mining	0.0	*
Agriculture	0.0	*

	100.0
Other assets in excess of liabilities	0.0	*

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$1,859	*	—	$—
Interest rate contracts	Due from/to broker — variation margin futures	262,762	*	Due from/to broker — variation margin futures	127,546	*
Interest rate contracts	Due from/to broker — variation margin swaps	4,875	*	Due from/to broker — variation margin swaps	417,546	*

		$269,496			$545,092

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2030 (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$37,560
Interest rate contracts	151,890	349,107

Total	$151,890	$386,667

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$1,859
Interest rate contracts	135,216	(412,671)

Total	$135,216	$(410,812)

For the period ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$5,137,821	$21,860,931

Interest Rate Swap Agreements(1)
$18,239,750

Credit Default Swap Agreements— Sell Protection(1)

$300,000

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$122,947	$(122,947)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2030 (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $122,947:
Unaffiliated investments (cost $33,311,444)	$33,349,127
Affiliated investments (cost $1,005,021)	1,005,021
Dividends and interest receivable	172,989
Deposit with broker for centrally cleared/exchange-traded derivatives	70,000
Due from broker-variation margin futures	26,059
Receivable for Portfolio shares sold	8,638
Prepaid expenses	1,414

Total Assets	34,633,248

LIABILITIES
Payable to broker for collateral for securities on loan	125,670
Due to broker-variation margin swaps	93,520
Audit fee payable	22,300
Custodian and accounting fees payable	19,693
Accrued expenses and other liabilities	5,507
Distribution fee payable	1,412
Management fee payable	1,133
Payable for Portfolio shares repurchased	412
Affiliated transfer agent fee payable	357

Total Liabilities	270,004

NET ASSETS	$34,363,244

Net assets were comprised of:
Partners’ Equity	$34,363,244

Net asset value and redemption price per share, $34,363,244 / 3,003,214 outstanding shares of beneficial interest	$11.44

STATEMENT OF OPERATIONS

For the Period January 2, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$359,385
Affiliated dividend income	60,707
Affiliated income from securities lending, net	188

Total income	420,280

EXPENSES
Management fee	90,181
Distribution fee	47,535
Custodian and accounting fees	49,480
Audit fee	44,600
Legal fees and expenses	11,880
Trustees’ fees	9,620
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,002
Shareholders’ reports	6,000
Miscellaneous	8,104

Total expenses	274,402
Less: Fee waiver and/or expense reimbursement	(97,573)

Net expenses	176,829

NET INVESTMENT INCOME (LOSS)	243,451

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(24))	(144,405)
Futures transactions	151,890
Swap agreements transactions	386,667

394,152

Net change in unrealized appreciation (depreciation) on:
Investments	37,683
Futures	135,216
Swap agreements	(410,812)

(237,913)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	156,239

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$399,690

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$243,451
Net realized gain (loss) on investment transactions	394,152
Net change in unrealized appreciation (depreciation) on investments	(237,913)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	399,690

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,746,676 shares]	112,080,496
Portfolio shares repurchased [7,743,462 shares]	(78,116,942)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	33,963,554

TOTAL INCREASE (DECREASE)	34,363,244
NET ASSETS:
Beginning of period	—

End of period	$34,363,244

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS	Shares	Value
Australia — 2.9%
Charter Hall Group, REIT	311,207	$2,421,926
Goodman Group, REIT	187,067	1,760,138
Mirvac Group, REIT	2,797,022	6,242,855

		10,424,919

Austria — 0.7%
CA Immobilien Anlagen AG	54,540	2,291,555

Belgium — 1.2%
Aedifica SA, REIT	17,472	2,220,453
Warehouses De Pauw SCA	12,063	2,195,971

		4,416,424

Canada — 3.0%
Allied Properties Real Estate Investment Trust, REIT	131,473	5,271,880
Boardwalk Real Estate Investment Trust, REIT(a)	151,869	5,371,640

		10,643,520

China — 2.6%
China Overseas Land & Investment Ltd.	652,000	2,540,901
ESR Cayman Ltd., 144A*	969,600	2,183,454
GDS Holdings Ltd., ADR*(a)	51,360	2,649,149
Shimao Property Holdings Ltd.	518,000	2,008,988

		9,382,492

France — 2.7%
ARGAN SA, REIT	20,844	1,814,300
Covivio, REIT	9,370	1,062,913
Gecina SA, REIT	12,565	2,250,459
Klepierre SA, REIT	96,737	3,675,079
Unibail-Rodamco-Westfield, REIT	5,651	892,209

		9,694,960

Germany — 4.7%
alstria office REIT-AG, REIT	95,050	1,791,891
Deutsche Wohnen SE	114,649	4,705,736
Instone Real Estate Group AG, 144A*	50,063	1,241,692
LEG Immobilien AG	46,427	5,510,165
Vonovia SE	66,881	3,606,989

		16,856,473

Hong Kong — 4.5%
Link REIT, REIT	299,000	3,171,829
New World Development Co. Ltd.	3,158,000	4,331,649
Sun Hung Kai Properties Ltd.	436,500	6,698,052
Wharf Real Estate Investment Co. Ltd.	297,506	1,817,850

		16,019,380

Japan — 11.6%
Activia Properties, Inc., REIT	949	4,746,935
GLP J-REIT, REIT	3,391	4,212,109
Japan Retail Fund Investment Corp., REIT	1,479	3,175,381
Mitsubishi Estate Co. Ltd.	188,350	3,598,096
Mitsui Fudosan Co. Ltd.	296,700	7,257,093

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Mitsui Fudosan Logistics Park, Inc., REIT	406	$1,802,543
Nippon Building Fund, Inc., REIT	577	4,224,875
NIPPON REIT Investment Corp., REIT	547	2,406,855
Nomura Real Estate Master Fund, Inc., REIT	1,876	3,200,790
Sumitomo Realty & Development Co. Ltd.	136,600	4,775,008
Tokyu Fudosan Holdings Corp.	308,000	2,124,799

		41,524,484

Netherlands — 1.8%
InterXion Holding NV*	75,354	6,315,419

Norway — 0.9%
Entra ASA, 144A	202,222	3,341,043

Singapore — 3.0%
CapitaLand Ltd.	470,600	1,312,694
City Developments Ltd.	358,200	2,924,380
Keppel DC REIT, REIT	1,531,700	2,368,865
Mapletree Industrial Trust, REIT	815,200	1,576,657
Parkway Life Real Estate Investment Trust, REIT	938,500	2,316,963

		10,499,559

Spain — 1.0%
Inmobiliaria Colonial Socimi SA, REIT	99,986	1,276,013
Merlin Properties Socimi SA, REIT	152,201	2,187,854

		3,463,867

Sweden — 1.8%
Castellum AB	111,235	2,614,549
Catena AB	30,917	1,365,436
Fastighets AB Balder (Class B Stock)*	52,197	2,428,654

		6,408,639

United Kingdom — 5.3%
Assura PLC, REIT	2,103,782	2,168,982
Derwent London PLC, REIT	60,763	3,228,256
Land Securities Group PLC, REIT	331,960	4,363,103
LondonMetric Property PLC, REIT	615,139	1,929,648
Safestore Holdings PLC, REIT	124,721	1,332,682
Segro PLC, REIT	348,844	4,156,070
UNITE Group PLC (The), REIT	111,030	1,854,818

		19,033,559

United States — 50.6%
Agree Realty Corp., REIT(a)	34,747	2,438,197
Americold Realty Trust, REIT(a)	95,665	3,354,015
Boyd Gaming Corp.(a)	154,796	4,634,592
Columbia Property Trust, Inc., REIT	112,089	2,343,781
Digital Realty Trust, Inc., REIT(a)	26,021	3,115,754
Empire State Realty Trust, Inc. (Class A Stock), REIT	198,120	2,765,755
Equinix, Inc., REIT	7,979	4,657,342
Equity Residential, REIT	84,657	6,850,444
Essex Property Trust, Inc., REIT	28,600	8,604,596
Extra Space Storage, Inc., REIT	91,695	9,684,826

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Healthcare Trust of America, Inc. (Class A Stock), REIT(a)	119,265	$3,611,344
Healthpeak Properties, Inc., REIT	53,046	1,828,496
Hilton Worldwide Holdings, Inc.	32,855	3,643,948
Invitation Homes, Inc., REIT	264,510	7,927,365
Jones Lang LaSalle, Inc.	21,106	3,674,344
Kilroy Realty Corp., REIT	107,352	9,006,833
Kimco Realty Corp., REIT	336,109	6,960,817
Medical Properties Trust, Inc., REIT	221,156	4,668,603
Park Hotels & Resorts, Inc., REIT(a)	215,501	5,575,011
Pebblebrook Hotel Trust, REIT	52,203	1,399,562
Prologis, Inc., REIT	184,801	16,473,161
Public Storage, REIT	12,064	2,569,149
Realty Income Corp., REIT	48,520	3,572,528
Regency Centers Corp., REIT	107,081	6,755,740
Simon Property Group, Inc., REIT	60,174	8,963,519
SITE Centers Corp., REIT	114,100	1,599,682
Sun Communities, Inc., REIT	28,225	4,236,573
Taubman Centers, Inc., REIT	41,900	1,302,671
UDR, Inc., REIT	278,845	13,022,062
VEREIT, Inc., REIT	656,372	6,064,877
VICI Properties, Inc., REIT(a)	215,809	5,513,920
Welltower, Inc., REIT(a)	169,983	13,901,210

		180,720,717

TOTAL LONG-TERM INVESTMENTS (cost $321,114,656)		351,037,010

SHORT-TERM INVESTMENTS — 10.5%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,014,053	$5,014,053
PGIM Institutional Money Market Fund (cost $32,257,243; includes $32,202,493 of cash collateral for securities on loan)(b)(w)	32,251,600	32,258,051

TOTAL SHORT-TERM INVESTMENTS (cost $37,271,296)		37,272,104

TOTAL INVESTMENTS—108.8% (cost $358,385,952)		388,309,114
Liabilities in excess of other assets — (8.8)%		(31,305,144)

NET ASSETS — 100.0%		$357,003,970

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $31,456,465; cash collateral of $32,202,493 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$10,424,919	$—
Austria	—	2,291,555	—
Belgium	—	4,416,424	—
Canada	10,643,520	—	—
China	2,649,149	6,733,343	—
France	—	9,694,960	—
Germany	—	16,856,473	—
Hong Kong	—	16,019,380	—
Japan	—	41,524,484	—
Netherlands	6,315,419	—	—
Norway	—	3,341,043	—
Singapore	—	10,499,559	—
Spain	—	3,463,867	—
Sweden	—	6,408,639	—
United Kingdom	—	19,033,559	—

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
United States	$180,720,717	$—	$—
Affiliated Mutual Funds	37,272,104	—	—

Total	$237,600,909	$150,708,205	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Residential REITs	13.3%
Retail REITs	12.1
Diversified REITs	10.7
Affiliated Mutual Funds (9.0% represents investments purchased with collateral from securities on loan)	10.5
Industrial REITs	9.9
Diversified Real Estate Activities	9.8
Specialized REITs	8.7
Health Care REITs	8.6
Office REITs	8.0
Real Estate Operating Companies	7.7
Hotel & Resort REITs	2.0

IT Consulting & Other Services	1.8%
Real Estate Development	1.7
Casinos & Gaming	1.3
Real Estate Services	1.0
Hotels, Resorts & Cruise Lines	1.0
Internet Services & Infrastructure	0.7

108.8
Liabilities in excess of other assets	(8.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$31,456,465	$(31,456,465)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $31,456,465:
Unaffiliated investments (cost $321,114,656)	$351,037,010
Affiliated investments (cost $37,271,296)	37,272,104
Foreign currency, at value (cost $164,743)	164,895
Dividends receivable	1,208,420
Tax reclaim receivable	781,013
Receivable for investments sold	139,154
Receivable for Portfolio shares sold	10,490
Receivable from affiliate	10,079
Prepaid expenses and other assets	7,543

Total Assets	390,630,708

LIABILITIES
Payable to broker for collateral for securities on loan	32,202,493
Payable to affiliate	687,084
Payable for investments purchased	468,828
Accrued expenses and other liabilities	122,623
Management fee payable	122,602
Distribution fee payable	14,508
Payable for Portfolio shares repurchased	8,243
Affiliated transfer agent fee payable	357

Total Liabilities	33,626,738

NET ASSETS	$357,003,970

Net assets were comprised of:
Partners’ Equity	$357,003,970

Net asset value and redemption price per share, $357,003,970 / 23,896,703 outstanding shares of beneficial interest	$14.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $435,463 foreign withholding tax, of which $54,732 is reimbursable by an affiliate)	$8,978,522
Income from securities lending, net (including affiliated income of $136,877)	153,731
Affiliated dividend income	98,573

Total income	9,230,826

EXPENSES
Management fee	2,914,206
Distribution fee	876,658
Custodian and accounting fees	144,821
Audit fee	45,800
Trustees’ fees	13,470
Legal fees and expenses	13,101
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	4,491
Miscellaneous	32,750

Total expenses	4,052,304
Less: Fee waiver and/or expense reimbursement	(167,613)

Net expenses	3,884,691

NET INVESTMENT INCOME (LOSS)	5,346,135

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,319))	37,271,878
Foreign currency transactions	(11,245)

37,260,633

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,840)	32,725,852
Foreign currencies	255

32,726,107

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	69,986,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,332,875

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,346,135	$7,767,183
Net realized gain (loss) on investment and foreign currency transactions	37,260,633	9,086,481
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	32,726,107	(36,556,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,332,875	(19,702,968)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,403,570 and 1,089,014 shares, respectively]	18,941,425	13,226,141
Portfolio shares repurchased [5,660,676 and 7,248,005 shares, respectively]	(73,490,190)	(87,537,764)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(54,548,765)	(74,311,623)

CAPITAL CONTRIBUTIONS	8,141	178,221

TOTAL INCREASE (DECREASE)	20,792,251	(93,836,370)
NET ASSETS:
Beginning of year	336,211,719	430,048,089

End of year	$357,003,970	$336,211,719

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 93.5%

ASSET-BACKED SECURITIES — 7.7%
Collateralized Loan Obligations(c)
Avery Point CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.141%	01/15/28	2,000	$1,996,682
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.351%	10/15/28	4,500	4,503,594
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)
2.986%	04/20/31	4,000	3,970,007
Eaton Vance CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
3.161%	01/15/28	4,000	3,980,279
Elevation CLO Ltd. (Cayman Islands),
Series 2015-04A, Class AR, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)
2.993%	04/18/27	1,883	1,882,755
Hayfin Kingsland Ltd. (Cayman Islands),
Series 2018-09A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.086%	04/28/31	4,000	3,990,802
JMP Credit Advisors CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.282%	07/17/29	4,000	3,993,801
LCM LP (Cayman Islands),
Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%	07/19/27	4,000	3,993,645
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.151%	07/15/28	4,000	4,000,040
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.801%	07/15/27	3,139	3,133,728
Regatta Funding LP (Cayman Islands),
Series 2013-02A, Class A1R2, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%	01/15/29	4,500	4,505,735
Silvermore CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
3.080%	05/15/26	2,763	2,763,340
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
3.256%	10/20/28	2,000	1,998,870
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-06A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
3.110%	07/25/29	4,000	3,975,333

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations(c) (continued)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR3, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.246%	07/20/29	2,000	$1,998,016

TOTAL ASSET-BACKED SECURITIES (cost $50,785,364)			50,686,627

BANK LOANS — 5.4%
Aerospace & Defense — 0.1%
TransDigm, Inc.,
2018 New Tranche E Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	05/30/25	73	72,931
2018 New Tranche F Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	06/09/23	192	192,659
New Tranche G Term Loans, 1 Month LIBOR + 2.500%
4.299%(c)	08/22/24	146	145,995

			411,585

Auto Parts & Equipment — 0.0%
Adient US LLC,
Initial Term Loan, 3 Month LIBOR + 4.250%
6.169%(c)	05/06/24	264	265,548
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 - 3 Month LIBOR +2.250%
4.143%(c)	04/06/24	11	10,497

			276,045

Biotechnology — 0.1%
Concordia International Corp. (Canada),
Term Loan, 3 Month LIBOR + 5.500%
7.447%(c)	09/06/24	462	429,684

Chemicals — 0.4%
Axalta Coating Systems US Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%
3.695%(c)	06/01/24	227	227,157
Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%
5.909%(c)	06/26/25	199	196,337
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%
10.409%(c)	06/26/26^	1,971	1,754,413
Starfruit Finco BV (Netherlands),
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
4.960%(c)	10/01/25	499	498,711

			2,676,618

Commercial Services — 0.1%
Syniverse Holdings, Inc.,
Tranche C Term Loan, 2 Month LIBOR + 5.000%
6.846%(c)	03/09/23	549	507,832

Computers — 0.7%
McAfee LLC,
Second Lien Initial Loan, 3 Month LIBOR + 8.500%
10.305%(c)	09/29/25	2,931	2,944,074
Term B USD Loan, 1 Month LIBOR + 3.750%
5.555%(c)	09/30/24	1,701	1,707,631

			4,651,705

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Electric — 0.3%
Calpine Corp.,
Term Loan (05/15), 3 Month LIBOR + 2.250%
4.200%(c)	01/15/24	689	$692,598
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%
8.205%(c)	07/30/26^	1,596	1,516,200

			2,208,798

Electronics — 0.0%
II-VI, Inc.,
Term B Loan, 1 Month LIBOR + 3.500%
5.299%(c)	09/24/26^	160	160,799

Entertainment — 0.8%
CCM Merger, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	08/06/21	107	106,652
Playtika Holding Corp.,
Term B Loan, 1 Month LIBOR + 6.000%
7.799%(c)	12/10/24	1,700	1,716,150
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
4.501%(c)	08/14/24	3,368	3,373,734

			5,196,536

Foods — 0.2%
Moran Foods LLC,
Initial Term Loan, 1 Month LIBOR + 6.750%
8.549%(c)	12/05/23	1,439	507,346
United Natural Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	10/22/25	258	220,098
Viskase Cos., Inc.,
Initial Term Loan, 3 Month LIBOR + 3.250%
5.195%(c)	01/30/21^	550	525,647

			1,253,091

Healthcare-Services — 0.0%
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	06/07/23	354	348,542

Investment Companies — 0.0%
UFC Holdings LLC,
Term B Loan, 1 Month LIBOR + 3.250%
5.050%(c)	04/29/26	314	316,036

Machinery-Construction & Mining — 0.1%
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
5.927%(c)	11/30/23	464	462,836

Media — 0.1%
iHeartCommunications, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.691%(c)	05/01/26	342	345,522

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media (continued)
Meredith Corp.,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25	221	$221,810

			567,332

Mining — 0.3%
Aleris International, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.555%(c)	02/27/23	1,776	1,773,988

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Term Loan
—%(p)	05/15/22^	25	25,062

Oil & Gas — 0.8%
California Resources Corp.,
Term Loan (11/17), 1 Month LIBOR + 4.750%
6.555%(c)	12/31/22	1,102	973,869
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000%
9.928%(c)	05/23/24	2,875	2,954,062
CITGO Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%
6.945%(c)	03/28/24^	620	621,863
Term B Loan, 3 Month LIBOR + 4.500%
6.445%(c)	07/29/21	643	644,418
Ultra Resources, Inc.,
Senior Secured Term Loan Non-PIK, 1 Month LIBOR + 4.000%
5.799%(c)	04/12/24	708	414,030

			5,608,242

Packaging & Containers — 0.1%
Berry Global, Inc.,
Term W Loan, 1 Month LIBOR + 2.000%
3.715%(c)	10/01/22	150	150,509
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	02/06/23	258	258,650

			409,159

Pharmaceuticals — 0.2%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.740%(c)	06/02/25	716	719,870
Mallinckrodt International Finance SA,
2017 Term B Loan, 3 Month LIBOR + 2.750%
4.695%(c)	09/24/24	359	290,515
2018 Incremental Term Loan, 3 Month LIBOR + 3.000%
4.909%(c)	02/24/25	140	113,112

			1,123,497

Retail — 0.4%
Claire’s Stores, Inc.,
Term Loan
—%(p)	10/12/38^	324	551,206
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.961%(c)	04/20/26^	632	600,533

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Retail (continued)
Neiman Marcus Group Ltd. LLC,
Cash Pay PIK Ext Term Loan, 1 Month LIBOR + 6.500%
8.213%(c)	10/25/23	108	$86,389
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 4.000%
5.740%(c)	03/11/22	689	681,588
Staples, Inc.,
2019 Refinancing New Term B-1 Loans, 1 Month LIBOR + 5.000%
6.691%(c)	04/16/26	300	293,908
Steinway Musical Instruments, Inc.,
First Lien Term Loan B, 1 Month LIBOR + 3.750%
5.490%(c)	02/13/25^	244	243,156

			2,456,780

Software — 0.5%
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	10/02/25	1,045	1,030,904
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
9.446%(c)	06/13/25	1,075	1,048,125
Greeneden US Holdings II LLC,
Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	12/01/23	213	212,942
Kronos, Inc.,
Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%
10.159%(c)	11/01/24	625	638,542
TIBCO Software, Inc.,
Term Loan B-2, 1 Month LIBOR + 4.000%
5.710%(c)	06/30/26	249	250,310

			3,180,823

Telecommunications — 0.2%
Avaya, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 4.250%
5.990%(c)	12/15/24	222	217,857
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25	134	134,261
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/02/24	350	351,061
Securus Technologies Holdings, Inc.,
Initial Loan (Second Lien), 1 Month LIBOR + 8.250%
10.049%(c)	11/01/25	131	59,343
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%
6.299%(c)	11/01/24^	285	209,704
Windstream Services LLC,
New Tranche B-6 Term Loan, PRIME + 5.000%
9.750%(c)	03/29/21	133	126,770

			1,098,996

TOTAL BANK LOANS (cost $36,139,083)			35,143,986

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS — 0.1%
Media — 0.1%
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30		390	$269,182
4.000%	11/15/29		549	384,111

				653,293

Oil & Gas — 0.0%
Whiting Petroleum Corp.,
Gtd. Notes
1.250%	04/01/20		161	157,150

TOTAL CONVERTIBLE BONDS (cost $798,040)				810,443

CORPORATE BONDS — 78.7%
Advertising — 0.5%
Mood Media Borrower LLC/Mood Media Co-Issuer, Inc.,
Sec’d. Notes, 144A, Cash pays ((6 Month LIBOR + 14.000%)/(1—Statutory Reserves)) or PIK 8.000% (Cap N/A, Floor 1.000%)
16.213%(c)	12/31/23		88	72,599
National CineMedia LLC,
Sr. Sec’d. Notes, 144A
5.875%	04/15/28	(a)	450	479,263
Sr. Unsec’d. Notes
5.750%	08/15/26		1,365	1,330,879
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.625%	02/15/24	(a)	225	230,651
Gtd. Notes, 144A
5.000%	08/15/27		152	158,890
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27		765	808,063

				3,080,345

Aerospace & Defense — 2.1%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.900%	02/01/27		522	595,191
6.750%	01/15/28	(a)	483	564,900
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.125%	01/15/23		723	741,161
7.450%	05/01/34		75	73,707
7.500%	12/01/24		4,375	4,604,840
7.500%	03/15/25	(a)	1,560	1,609,821
7.875%	04/15/27		3,100	3,194,005
8.750%	12/01/21		350	383,925
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A
9.750%	12/31/23		775	847,990
TransDigm UK Holdings PLC,
Gtd. Notes
6.875%	05/15/26		75	80,093
TransDigm, Inc.,
Gtd. Notes
6.375%	06/15/26	(a)	600	637,218

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
TransDigm, Inc., (continued)
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		527	$571,416

				13,904,267

Agriculture — 0.2%
Vector Group Ltd.,
Gtd. Notes, 144A
10.500%	11/01/26	(a)	375	387,064
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		1,200	1,181,259

				1,568,323

Airlines — 0.1%
United Airlines Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24	(a)	319	340,204

Auto Manufacturers — 1.2%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/24		550	563,094
5.875%	06/01/29		350	385,404
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,200	1,065,745
5.291%	12/08/46		3,350	3,181,900
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.542%	08/01/26		745	762,833
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/26		319	336,321
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25		1,700	1,738,598

				8,033,895

Auto Parts & Equipment — 2.0%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	2,775	2,488,968
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	2,195	2,285,501
6.250%	03/15/26	(a)	2,493	2,558,936
6.500%	04/01/27	(a)	576	597,969
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)	1,180	1,119,127
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26	(a)	2,025	2,162,165
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		240	247,283

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Delphi Technologies PLC,
Gtd. Notes, 144A
5.000%	10/01/25	(a)	375	$346,653
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26	(a)	235	244,928
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		110	118,876
Titan International, Inc.,
Sr. Sec’d. Notes
6.500%	11/30/23		900	767,252

				12,937,658

Banks — 0.6%
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—(rr)		308	343,437
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22		410	460,591
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.750%(ff)	—(rr)		330	360,452
8.000%(ff)	—(rr)		200	224,242
Sub. Notes
5.200%	05/12/26		220	241,266
CIT Group, Inc.,
Sub. Notes
6.125%	03/09/28	(a)	775	915,652
Citigroup, Inc.,
Jr. Sub. Notes, Series R
6.125%(ff)	—(rr)		370	381,155
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
7.500%(ff)	—(rr)		280	287,082
8.625%(ff)	—(rr)		225	243,213
Sub. Notes
6.000%	12/19/23		250	277,693

				3,734,783

Biotechnology — 0.0%
Advanz Pharma Corp. (Canada),
Sr. Sec’d. Notes
8.000%	09/06/24		223	210,349

Building Materials — 1.3%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.450%	11/19/29		270	281,508
5.700%	01/11/25		840	865,157
7.750%	04/16/26		222	242,151
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
8.000%	04/15/26	(a)	650	678,378
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		550	582,695

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (continued)
Patrick Industries, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	10/15/27		575	$614,456
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	(a)	1,685	1,727,887
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23		206	209,689
Gtd. Notes, 144A
5.125%	06/01/25		912	940,311
6.500%	03/15/27		370	399,295
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	(a)	1,750	1,827,344

				8,368,871

Chemicals — 3.0%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,175	1,347,240
Atotech Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%
8.750%	06/01/23	(a)	1,600	1,621,621
Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A
6.250%	02/01/25		200	206,021
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27		1,275	1,135,848
7.000%	05/15/25	(a)	1,853	1,865,251
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		1,005	934,651
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		1,512	1,582,969
Hexion, Inc.,
Gtd. Notes, 144A
7.875%	07/15/27		1,295	1,347,478
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25		393	403,326
5.250%	06/01/27		2,078	2,143,404
OCI NV (Netherlands),
Sr. Sec’d. Notes, 144A
5.250%	11/01/24		205	213,564
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		1,210	1,175,631
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands),
Sr. Unsec’d. Notes, 144A
8.000%	10/01/26	(a)	1,375	1,458,661
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24		925	931,473

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25	(a)	448	$449,101
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25	(a)	680	692,476
Tronox, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	1,415	1,459,421
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	(a)	1,068	983,939

				19,952,075

Coal — 0.0%
Peabody Energy Corp.,
Sr. Sec’d. Notes, 144A
6.000%	03/31/22		134	131,522

Commercial Services — 3.0%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/15/22		544	465,167
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		642	509,587
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		275	276,069
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.250%	03/15/25	(a)	513	528,935
5.750%	07/15/27		227	237,178
6.375%	04/01/24		110	114,225
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		692	713,598
Harsco Corp.,
Gtd. Notes, 144A
5.750%	07/31/27		99	105,533
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		214	226,048
Hertz Corp. (The),
Gtd. Notes, 144A
5.500%	10/15/24	(a)	584	600,144
6.000%	01/15/28		379	379,990
7.125%	08/01/26	(a)	240	259,840
Sec’d. Notes, 144A
7.625%	06/01/22		69	71,736
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25		1,600	1,724,951
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24	(a)	1,138	1,101,803

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)	126	$130,000
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		219	220,151
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		465	487,375
Sr. Sec’d. Notes, 144A
5.250%	04/15/24		271	287,353
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26	(a)	641	722,080
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		138	150,802
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	1,106	741,860
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		3,315	3,452,813
5.250%	01/15/30		2,500	2,691,862
5.500%	05/15/27		175	187,726
5.875%	09/15/26		921	989,084
6.500%	12/15/26	(a)	896	986,036
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		1,270	1,392,106

				19,754,052

Computers — 1.4%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		3,370	3,419,427
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25		215	221,003
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21		142	144,235
7.125%	06/15/24		510	538,955
Diebold Nixdorf, Inc.,
Gtd. Notes
8.500%	04/15/24	(a)	261	252,363
Everi Payments, Inc.,
Gtd. Notes, 144A
7.500%	12/15/25		950	1,018,884
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	07/15/23	(a)	1,134	459,270
MTS Systems Corp.,
Gtd. Notes, 144A
5.750%	08/15/27		205	214,480
NCR Corp.,
Gtd. Notes, 144A
5.750%	09/01/27	(a)	1,155	1,231,020

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (continued)
NCR Corp., (continued)
6.125%	09/01/29	(a)	215	$233,439
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		950	982,537
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	497	518,492

				9,234,105

Cosmetics/Personal Care — 0.0%
Revlon Consumer Products Corp.,
Gtd. Notes
6.250%	08/01/24		289	141,148

Distribution/Wholesale — 0.4%
Anixter, Inc.,
Gtd. Notes
6.000%	12/01/25		775	805,302
H&E Equipment Services, Inc.,
Gtd. Notes
5.625%	09/01/25	(a)	715	750,998
Performance Food Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/27		171	182,543
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
9.000%	11/15/26		550	576,423
Sr. Unsec’d. Notes, 144A
13.125%	11/15/27		215	221,205

				2,536,471

Diversified Financial Services — 3.3%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
4.750%	12/15/24		650	648,806
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		581	624,171
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		1,352	1,445,547
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	(a)	320	444,311
Sr. Unsec’d. Notes
4.625%	03/30/25		119	129,578
5.125%	09/30/24	(a)	409	451,007
Sub. Notes
5.750%	11/20/25	(a)	465	521,508
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.125%	10/01/23		430	463,352
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
12.500%	06/15/24		640	572,692
Credit Acceptance Corp.,
Gtd. Notes, 144A
6.625%	03/15/26	(a)	262	283,340

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Curo Group Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.250%	09/01/25		797	$701,423
Fairstone Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.875%	07/15/24		590	634,628
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24		300	313,025
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
4.150%(cc)	12/21/65		1,206	974,749
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		1,055	1,105,292
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		293	310,852
9.125%	07/15/26		4,172	4,622,660
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		392	392,970
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		980	1,015,074
Springleaf Finance Corp.,
Gtd. Notes
5.375%	11/15/29		550	574,250
6.625%	01/15/28		1,020	1,149,860
6.875%	03/15/25	(a)	250	284,520
7.125%	03/15/26		3,481	4,027,052

				21,690,667

Electric — 2.4%
AES Corp.,
Sr. Unsec’d. Notes
5.500%	04/15/25	(a)	240	248,147
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		325	338,695
Sr. Unsec’d. Notes
5.500%	02/01/24		105	106,419
5.750%	01/15/25	(a)	4,355	4,478,809
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28		3,525	3,594,366
Clearway Energy Operating LLC,
Gtd. Notes
5.000%	09/15/26		360	371,622
5.750%	10/15/25		70	73,879
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Gtd. Notes, 144A
9.000%	12/01/23		214	215,357
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A
13.000%	06/01/24		678	672,553

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		243	$252,813
4.500%	09/15/27	(a)	275	287,056
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	(a)	775	844,634
6.625%	01/15/27		773	840,791
Gtd. Notes, 144A
5.250%	06/15/29		222	240,759
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		145	150,780
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Notes
5.000%	12/30/20	^	3,975	397
Notes, 144A
5.000%	10/10/99	^	6,875	688
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		300	313,972
5.500%	09/01/26		301	319,316
5.625%	02/15/27		2,050	2,164,017

				15,515,070

Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes
5.375%	06/15/24		205	212,188

Electronics — 0.1%
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32		370	339,478
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		223	242,500

				581,978

Energy-Alternate Sources — 0.1%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A
6.500%	01/15/26	(a)	350	374,821
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		258	265,920
5.000%	01/31/28	(a)	205	217,001

				857,742

Engineering & Construction — 0.6%
AECOM,
Gtd. Notes
5.125%	03/15/27		1,750	1,881,204
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23		515	520,965

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction (continued)
TopBuild Corp.,
Gtd. Notes, 144A
5.625%	05/01/26		1,250	$1,308,713

				3,710,882

Entertainment — 2.9%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	465	430,164
5.875%	11/15/26	(a)	2,250	2,029,745
6.125%	05/15/27	(a)	275	251,456
Boyne USA, Inc.,
Sec’d. Notes, 144A
7.250%	05/01/25		410	446,435
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25		2,350	2,434,071
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	03/15/22		294	299,881
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	04/15/27		18	19,358
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20		635	314,639
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23	(a)	244	248,685
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	02/15/23		634	665,722
Eldorado Resorts, Inc.,
Gtd. Notes
7.000%	08/01/23		335	349,146
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24	(a)	273	313,020
Gateway Casinos & Entertainment Ltd. (Canada),
Sec’d. Notes, 144A
8.250%	03/01/24	(a)	590	603,213
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		1,150	1,225,566
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	01/15/27		925	1,040,248
6.500%	02/15/25		600	675,045
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A
7.875%	02/01/24		1,050	1,113,000
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		460	476,074
5.625%	03/15/26		268	285,580

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (continued)
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)	1,125	$1,192,171
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28		100	107,306
7.250%	11/15/29	(a)	425	461,585
8.250%	03/15/26		1,550	1,708,527
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		173	181,273
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		66	68,449
5.500%	04/15/27		99	105,672
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26		208	225,171
Twin River Worldwide Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	06/01/27	(a)	750	787,007
WMG Acquisition Corp.,
Gtd. Notes, 144A
5.500%	04/15/26	(a)	325	342,202
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		678	728,787

				19,129,198

Environmental Control — 0.0%
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/24		230	236,701
5.875%	07/01/25		85	89,709

				326,410

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	(a)	505	531,931

Foods — 2.7%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		175	181,568
6.625%	06/15/24	(a)	841	881,256
Gtd. Notes, 144A
7.500%	03/15/26		647	727,207
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	1,508	1,554,358
5.250%	09/15/27		125	125,995
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25	(a)	585	565,926
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		1,008	1,045,676
6.750%	02/15/28		475	525,241

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		600	$669,162
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		2,779	2,985,883
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26	(a)	1,049	1,114,911
New Albertsons LP,
Sr. Unsec’d. Notes
7.750%	06/15/26		65	66,373
8.000%	05/01/31		190	197,146
8.700%	05/01/30		1,195	1,299,945
Picard Bondco SA (Luxembourg),
Gtd. Notes
5.500%	11/30/24		EUR 100	110,488
Picard Groupe SAS (France),
Sr. Sec’d. Notes, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.000%(c)	11/30/23		EUR 600	661,085
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		970	1,004,330
5.875%	09/30/27		1,373	1,484,470
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26		806	854,152
5.500%	12/15/29		725	774,001
5.625%	01/15/28	(a)	725	782,573

				17,611,746

Forest Products & Paper — 0.1%
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		48	48,074
Gtd. Notes, 144A
5.375%	02/01/25	(a)	456	453,875

				501,949

Gas — 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		1,478	1,599,114
5.750%	05/20/27		1,193	1,311,283
5.875%	08/20/26		1,028	1,133,959

				4,044,356

Healthcare-Products — 0.1%
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.000%	02/15/25	(a)	217	225,680
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25	(a)	221	228,527

				454,207

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 5.1%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		205	$208,502
6.500%	03/01/24		309	320,505
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26	(a)	274	283,575
5.000%	07/15/27		41	43,025
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		203	210,557
6.125%	02/15/24		199	206,349
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		1,108	1,140,872
4.625%	12/15/29		977	1,028,866
5.375%	06/01/26		159	168,968
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A
8.125%	06/30/24	(a)	261	213,806
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	389	389,386
6.250%	03/31/23	(a)	553	561,072
Sr. Sec’d. Notes, 144A
8.000%	03/15/26		114	118,238
8.625%	01/15/24		310	329,033
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25	(a)	360	370,216
5.125%	07/15/24		747	766,055
Encompass Health Corp.,
Gtd. Notes
5.750%	11/01/24		295	299,326
Envision Healthcare Corp.,
Gtd. Notes, 144A
8.750%	10/15/26		205	128,187
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	05/01/26	(a)	546	563,198
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		1,310	1,449,736
5.375%	09/01/26		1,024	1,142,321
5.625%	09/01/28	(a)	213	242,942
5.875%	05/01/23		715	789,379
5.875%	02/15/26	(a)	1,655	1,885,002
5.875%	02/01/29	(a)	2,825	3,265,398
7.500%	12/15/23		750	848,881
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27	(a)	1,750	1,794,366
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%
8.500%	12/01/22	(a)	1,930	1,795,245
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26		2,475	2,801,167

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25		325	$324,905
10.000%	04/15/27	(a)	975	1,068,537
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25		322	331,448
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	1,404	1,515,116
Sr. Sec’d. Notes
4.625%	07/15/24		836	858,956
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		119	124,147
4.875%	01/01/26	(a)	900	942,831
5.125%	11/01/27		386	407,614
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	425	467,297
6.875%	11/15/31		650	658,371
7.000%	08/01/25	(a)	700	739,483
8.125%	04/01/22	(a)	1,880	2,078,495
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		270	281,575

				33,162,948

Home Builders — 3.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/25	(a)	1,200	1,224,618
9.875%	04/01/27		925	1,043,226
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27		625	630,585
6.750%	03/15/25	(a)	1,400	1,473,979
Sr. Unsec’d. Notes, 144A
7.250%	10/15/29		375	400,781
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		575	609,774
6.375%	05/15/25	(a)	600	624,722
Century Communities, Inc.,
Gtd. Notes, 144A
6.750%	06/01/27		1,200	1,286,065
Forestar Group, Inc.,
Gtd. Notes, 144A
8.000%	04/15/24		675	734,825
KB Home,
Gtd. Notes
4.800%	11/15/29		300	306,734
6.875%	06/15/27		1,100	1,277,603
Lennar Corp.,
Gtd. Notes
4.500%	04/30/24		227	240,307
5.875%	11/15/24		342	383,082

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (continued)
M/I Homes, Inc.,
Gtd. Notes
5.625%	08/01/25		850	$892,609
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.250%	12/15/27		300	313,197
6.500%	10/01/25	(a)	1,475	1,572,929
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		1,225	1,307,398
New Home Co., Inc. (The),
Gtd. Notes
7.250%	04/01/22		575	559,468
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		1,000	1,098,849
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23		950	1,025,746
William Lyon Homes, Inc.,
Gtd. Notes
5.875%	01/31/25		1,300	1,335,242
7.000%	08/15/22		239	239,261
Gtd. Notes, 144A
6.625%	07/15/27		1,575	1,701,003

				20,282,003

Home Furnishings — 0.2%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	1,093	1,152,535

Household Products/Wares — 0.2%
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24		318	331,285
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28		105	110,000
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		437	457,310
6.125%	12/15/24		443	457,672
Gtd. Notes, 144A
5.000%	10/01/29		278	287,320

				1,643,587

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26		185	192,799
5.375%	04/01/36		70	75,820
Scotts Miracle-Gro Co. (The),
Gtd. Notes, 144A
4.500%	10/15/29		401	409,495

				678,114

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.1%
Fidelity & Guaranty Life Holdings, Inc.,
Gtd. Notes, 144A
5.500%	05/01/25		246	$262,446
Radian Group, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/24		109	115,414
4.875%	03/15/27		132	139,038

				516,898

Internet — 0.8%
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26		77	78,914
4.875%	04/15/28	(a)	145	150,988
5.875%	11/15/28		313	347,319
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30	(a)	210	213,546
5.375%	11/15/29	(a)	525	559,506
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26		760	705,371
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		330	338,482
6.375%	05/15/25		360	372,023
Gtd. Notes, 144A
5.750%	01/15/27	(a)	2,465	2,515,154

				5,281,303

Investment Companies — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.875%	02/01/22		521	523,746
6.250%	05/15/26		187	199,497
6.750%	02/01/24		166	172,499

				895,742

Iron/Steel — 0.5%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27		155	162,365
Cleveland-Cliffs, Inc.,
Gtd. Notes
5.750%	03/01/25	(a)	502	496,095
Gtd. Notes, 144A
5.875%	06/01/27		1,655	1,585,527
Sr. Sec’d. Notes, 144A
4.875%	01/15/24		165	168,890
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23		67	69,899
5.375%	07/15/27		181	190,218
Steel Dynamics, Inc.,
Gtd. Notes
4.125%	09/15/25		145	149,124

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel (continued)
United States Steel Corp.,
Sr. Unsec’d. Notes
6.250%	03/15/26	(a)	250	$214,684

				3,036,802

Leisure Time — 0.0%
Constellation Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	09/15/25	(a)	363	317,860

Lodging — 0.9%
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26		180	193,117
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30	(a)	189	200,576
5.125%	05/01/26		106	111,669
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.,
Gtd. Notes
6.125%	12/01/24	(a)	219	236,549
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25		123	126,599
4.875%	04/01/27		230	244,671
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		16	16,298
Marriott Ownership Resorts, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28		50	51,215
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes, 144A
6.500%	09/15/26		477	519,334
Melco Resorts Finance Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
5.625%	07/17/27		455	473,521
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	220	232,486
5.500%	04/15/27	(a)	845	938,461
5.750%	06/15/25	(a)	250	279,944
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25	(a)	331	337,333
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
5.400%	04/01/24		149	157,853
5.750%	04/01/27	(a)	197	214,290
6.350%	10/01/25		164	182,280
Sr. Sec’d. Notes, 144A
4.625%	03/01/30	(a)	350	349,423
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	(a)	335	359,998

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (continued)
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29		400	$408,112

				5,633,729

Machinery-Construction & Mining — 0.1%
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		230	243,629
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25	(a)	350	361,828

				605,457

Machinery-Diversified — 0.4%
ATS Automation Tooling Systems, Inc. (Canada),
Gtd. Notes, 144A
6.500%	06/15/23		205	211,441
Cloud Crane LLC,
Sec’d. Notes, 144A
10.125%	08/01/24		1,825	1,918,641
Tennant Co.,
Gtd. Notes
5.625%	05/01/25		453	473,756

				2,603,838

Media — 8.0%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	(a)	400	407,312
7.500%	05/15/26		570	612,717
Altice Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25	(a)	275	286,356
Sr. Sec’d. Notes, 144A
10.500%	05/15/27		307	352,160
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		163	163,988
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22		105	113,178
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		401	406,573
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		2,948	3,006,652
5.000%	02/01/28		2,660	2,788,769
5.125%	05/01/27		1,504	1,591,556
5.500%	05/01/26		700	735,913
5.750%	02/15/26	(a)	1,606	1,693,700
5.875%	04/01/24		1,145	1,189,916
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)	6,457	7,160,326
Sr. Sec’d. Notes, 144A
5.125%	08/15/27		312	324,756

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
CSC Holdings LLC,
Gtd. Notes, 144A
5.375%	07/15/23		390	$400,538
5.500%	05/15/26		320	338,987
6.500%	02/01/29		805	898,927
6.625%	10/15/25		800	852,342
Sr. Unsec’d. Notes
5.250%	06/01/24	(a)	410	441,880
Sr. Unsec’d. Notes, 144A
7.500%	04/01/28	(a)	745	840,574
7.750%	07/15/25		500	533,160
Cumulus Media New Holdings, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	07/01/26		895	961,754
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)	2,100	2,042,980
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		845	856,164
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		180	184,474
5.875%	11/15/24	(a)	1,210	1,238,442
6.750%	06/01/21		1,234	1,298,419
7.750%	07/01/26	(a)	4,430	4,695,218
Entercom Media Corp.,
Gtd. Notes, 144A
7.250%	11/01/24	(a)	355	374,284
Sec’d. Notes, 144A
6.500%	05/01/27	(a)	950	1,015,839
GCI LLC,
Sr. Unsec’d. Notes
6.875%	04/15/25		390	407,475
Gray Television, Inc.,
Gtd. Notes, 144A
5.125%	10/15/24		50	51,827
5.875%	07/15/26	(a)	1,028	1,093,804
7.000%	05/15/27	(a)	940	1,047,220
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		833	918,981
Sr. Sec’d. Notes
6.375%	05/01/26		178	193,888
Sr. Sec’d. Notes, 144A
5.250%	08/15/27		173	181,265
iHeartCommunications, Inc., Escrow Shares,
Sr. Sec’d. Notes
9.000%	12/31/99^		188	—
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26		170	176,780
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27		487	515,402
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24		340	354,680

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Nexstar Broadcasting, Inc., (continued)
5.625%	07/15/27		380	$400,890
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
5.750%	01/15/23	(a)	193	210,334
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	02/15/25	(a)	475	477,316
6.875%	02/15/23		1,440	1,472,131
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27	(a)	385	403,138
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24	(a)	326	335,833
5.875%	03/15/26	(a)	500	525,390
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	05/15/23		115	116,888
4.625%	07/15/24		226	236,905
5.000%	08/01/27	(a)	633	668,902
5.375%	04/15/25		367	379,671
5.375%	07/15/26		161	171,284
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23	(a)	205	211,454
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		1,095	1,082,048
UPC Holding BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/28	(a)	230	234,571
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25		155	159,318
ViacomCBS, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57		842	877,823
6.250%(ff)	02/28/57		444	491,012
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27		480	513,486
5.375%	06/15/24		55	60,480
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	01/15/25		198	203,988
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29	(a)	270	286,259

				52,268,297

Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A
5.000%	09/30/27		80	82,496

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Metal Fabricate/Hardware (continued)
Hillman Group, Inc. (The),
Gtd. Notes, 144A
6.375%	07/15/22		185	$171,912

				254,408

Mining — 1.9%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24		252	264,724
Compass Minerals International, Inc.,
Gtd. Notes, 144A
6.750%	12/01/27		500	529,324
Constellium SE,
Gtd. Notes, 144A
5.875%	02/15/26	(a)	950	1,005,734
6.625%	03/01/25	(a)	923	960,024
Eldorado Gold Corp. (Canada),
Sec’d. Notes, 144A
9.500%	06/01/24		1,175	1,266,471
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24	(a)	1,000	1,003,824
7.500%	04/01/25	(a)	1,225	1,262,083
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
5.125%	05/15/24		149	158,445
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		545	555,897
4.550%	11/14/24		550	582,425
5.400%	11/14/34		312	326,604
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		323	322,258
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
7.625%	01/15/25		160	168,738
IAMGOLD Corp. (Canada),
Gtd. Notes, 144A
7.000%	04/15/25		1,205	1,254,952
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.250%	11/15/22		200	199,706
6.375%	05/15/25		885	819,537
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		1,315	1,401,650
6.250%	08/15/24		335	350,975

				12,433,371

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		375	397,732
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30		445	447,967

				845,699

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.250%	04/01/28	(a)	340	$356,876

Oil & Gas — 6.5%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.875%	03/31/25		153	162,479
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24	(d)	5,175	365,804
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		1,675	1,262,082
5.125%	12/01/22		640	572,758
5.375%	11/01/21		493	469,844
5.625%	06/01/23		2,023	1,631,009
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		1,925	1,538,100
10.000%	04/01/22	(a)	1,311	1,302,925
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24		17	17,334
6.375%	07/01/26		78	79,201
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	240	243,652
Centennial Resource Production LLC,
Gtd. Notes, 144A
5.375%	01/15/26	(a)	425	418,149
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
11.500%	01/01/25		2,665	2,519,827
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24	(a)	1,275	1,369,486
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22		1,496	1,496,113
Gtd. Notes, 144A
7.250%	03/14/27		975	853,459
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		190	163,541
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		306	311,934
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21		365	356,704
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.700%	10/15/39		166	97,030
7.875%	08/15/25		550	477,915
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		780	820,515

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
EP Energy LLC/Everest Acquisition Finance, Inc.,
Sec’d. Notes, 144A
9.375%	05/01/24	(d)	674	$15,706
Sr. Sec’d. Notes, 144A
7.750%	05/15/26	(d)	266	190,075
8.000%	11/29/24	(d)	328	164,063
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26		2,075	1,238,766
7.375%	05/15/24		800	497,544
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24		155	110,224
6.375%	01/15/26		152	94,241
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		218	211,078
5.750%	10/01/25		1,526	1,486,844
6.250%	11/01/28	(a)	593	565,105
Ithaca Energy North Sea PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
9.375%	07/15/24		252	262,312
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26	(a)	117	117,765
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		3,675	3,687,709
Sec’d. Notes, 144A
6.500%	01/15/25		105	109,523
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25		2,050	1,845,922
Noble Holding International Ltd.,
Gtd. Notes
6.200%	08/01/40		232	88,474
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22		54	52,453
Gtd. Notes, 144A
6.250%	05/01/26	(a)	332	277,499
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/27		102	107,942
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.000%	11/15/23		126	130,496
7.250%	06/15/25		275	294,114
Precision Drilling Corp. (Canada),
Gtd. Notes
5.250%	11/15/24		39	35,657
Gtd. Notes, 144A
7.125%	01/15/26	(a)	1,936	1,843,712
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		97	96,519
5.625%	03/01/26		192	187,464

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		725	$623,597
5.000%	03/15/23		950	875,385
5.875%	07/01/22		1,340	1,327,124
Rowan Cos., Inc.,
Gtd. Notes
7.375%	06/15/25		75	45,555
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Gtd. Notes, 144A
8.250%	02/15/25	(a)	651	619,944
SM Energy Co.,
Sr. Unsec’d. Notes
6.625%	01/15/27	(a)	137	134,542
6.750%	09/15/26		65	63,888
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
5.500%	02/15/26		675	701,128
5.875%	03/15/28		25	26,618
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25	(a)	451	462,656
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27		324	342,805
Transocean, Inc.,
Gtd. Notes
7.500%	04/15/31		79	61,383
9.350%	12/15/41	(a)	353	287,928
Gtd. Notes, 144A
7.250%	11/01/25	(a)	1,800	1,772,283
7.500%	01/15/26	(a)	889	877,562
9.000%	07/15/23		42	44,379
Ultra Resources, Inc.,
Sec’d. Notes, Cash coupon 9.000% and PIK 2.000%
11.000%	07/12/24		1,279	184,852
Valaris PLC,
Sr. Unsec’d. Notes
5.750%	10/01/44		696	314,150
7.750%	02/01/26		1,450	818,569
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		501	480,043
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21		160	151,617
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		190	202,120
5.250%	10/15/27		875	922,022
5.750%	06/01/26	(a)	300	320,730
8.250%	08/01/23	(a)	300	345,313

				42,247,261

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	10/01/22		565	$569,509
Gtd. Notes, 144A
6.875%	04/01/27		53	56,153
Oceaneering International, Inc.,
Sr. Unsec’d. Notes
6.000%	02/01/28		190	186,815
Telford Offshore Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, Series B, Cash coupon 4.000% and PIK 8.000%
12.000%	02/12/24		548	257,624
Transocean Phoenix 2 Ltd.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/24		97	102,362
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24		111	114,971

				1,287,434

Packaging & Containers — 0.7%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27		750	775,333
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/27		320	336,727
6.000%	02/15/25		500	524,453
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		225	237,491
Greif, Inc.,
Gtd. Notes, 144A
6.500%	03/01/27		259	280,365
Intertape Polymer Group, Inc. (Canada),
Gtd. Notes, 144A
7.000%	10/15/26	(a)	253	266,828
LABL Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.750%	07/15/26		290	308,732
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24	(a)	750	773,530
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25	(a)	455	450,738
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.375%	08/15/25	(a)	327	358,109
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes
5.750%	10/15/20		102	101,915
Trivium Packaging Finance BV (Netherlands),
Gtd. Notes, 144A
8.500%	08/15/27		200	222,500
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		200	211,750

				4,848,471

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 1.9%
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		805	$917,907
9.250%	04/01/26		653	750,433
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.875%	05/15/23		418	423,470
6.125%	04/15/25	(a)	2,779	2,875,704
7.000%	01/15/28		822	908,928
7.250%	05/30/29		1,121	1,279,768
9.000%	12/15/25		893	1,015,244
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		645	674,111
7.000%	03/15/24		462	481,977
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		771	791,025
5.250%	01/30/30		771	798,643
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		400	290,613
6.000%	02/01/25		461	312,093
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25		245	86,718
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26		900	981,447
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27		156	155,835

				12,743,916

Pipelines — 2.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24	(a)	765	711,855
Gtd. Notes, 144A
5.750%	01/15/28	(a)	1,475	1,287,159
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		595	584,176
Buckeye Partners LP,
Jr. Sub. Notes
6.375%(ff)	01/22/78		350	258,836
Cheniere Energy Partners LP,
Gtd. Notes
5.625%	10/01/26		120	126,912
Sr. Sec’d. Notes
5.250%	10/01/25		185	192,603
CNX Midstream Partners LP/CNX Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	03/15/26		840	773,710
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25	(a)	561	574,566
Gtd. Notes, 144A
5.625%	05/01/27		85	86,270

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23	(a)	223	$228,893
Gtd. Notes, 144A
6.450%	11/03/36		350	367,943
6.750%	09/15/37		210	222,185
Delek Logistics Partners LP/Delek Logistics Finance Corp.,
Gtd. Notes
6.750%	05/15/25		641	646,215
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C
6.000%(ff)	—	(rr)	505	345,817
Sr. Unsec’d. Notes
4.150%	06/01/25		201	189,416
4.400%	04/01/24		149	144,538
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		54	52,307
6.000%	05/15/23	(a)	381	377,155
6.750%	08/01/22		40	40,492
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
7.000%	06/15/23		1,040	1,072,506
Gtd. Notes, 144A
7.000%	08/01/27		609	648,280
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/24		224	233,577
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		615	558,271
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
7.768%	12/15/37		543	694,791
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27	(a)	260	267,242
6.000%	06/01/26		141	149,338
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23		176	181,588
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40		2,000	2,089,240
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		133	117,431
5.750%	04/15/25		266	202,960
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28		2,325	2,276,471
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		180	181,943
5.250%	05/01/23		714	721,337
5.875%	04/15/26	(a)	495	526,878

				17,132,901

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate — 0.7%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25		1,475	$1,487,386
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		1,350	1,401,289
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	02/15/26		1,450	1,439,775
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24		243	249,677

				4,578,127

Real Estate Investment Trusts (REITs) — 1.2%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,
Sr. Sec’d. Notes, 144A
5.750%	05/15/26		466	493,573
ESH Hospitality, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		469	475,447
5.250%	05/01/25	(a)	263	272,132
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
5.250%	07/15/24		128	134,804
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24		690	697,518
Gtd. Notes, 144A
4.875%	09/15/27	(a)	633	652,932
5.250%	03/15/28		299	311,999
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22		229	238,390
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	01/15/28		970	1,014,096
Gtd. Notes, 144A
5.750%	02/01/27	(a)	209	233,559
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27	(a)	775	823,661
Ryman Hospitality Properties, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		150	155,210
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		1,109	1,144,374
4.625%	12/01/29		854	893,930

				7,541,625

Retail — 4.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	(a)	1,154	1,184,565

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25	(a)	300	$301,347
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		650	687,026
CEC Entertainment, Inc.,
Gtd. Notes
8.000%	02/15/22	(a)	1,425	1,403,656
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.500%	10/30/25		850	902,250
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes
6.750%	06/15/23		575	483,693
Sr. Unsec’d. Notes
6.500%	05/01/21		750	646,005
6.750%	01/15/22		1,000	849,030
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes
8.625%	06/15/20		1,925	1,153,934
8.625%	06/15/20		1,450	887,178
Golden Nugget, Inc.,
Gtd. Notes, 144A
8.750%	10/01/25		2,175	2,329,105
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,050	1,086,345
IRB Holding Corp.,
Gtd. Notes, 144A
6.750%	02/15/26		478	500,441
L Brands, Inc.,
Gtd. Notes
6.750%	07/01/36		2,500	2,189,642
Michaels Stores, Inc.,
Gtd. Notes, 144A
8.000%	07/15/27	(a)	1,350	1,296,764
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG,
Sec’d. Notes, 144A
8.000%	10/25/24		637	203,044
Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 6.000%
14.000%	04/25/24		446	223,034
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26	(a)	289	303,977
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		455	446,012
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)	2,083	2,127,165
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23	(a)	2,971	2,731,690
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	2,050	2,145,345

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		420	$436,979
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	516	525,349
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.500%	06/01/24	(a)	800	822,236
5.750%	03/01/25		250	256,876
5.875%	03/01/27		175	182,539
Superior Plus LP/Superior General Partner, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	07/15/26		450	481,428
Yum! Brands, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30	(a)	207	217,601

				27,004,256

Semiconductors — 0.1%
Qorvo, Inc.,
Gtd. Notes
5.500%	07/15/26	(a)	40	42,570
Gtd. Notes, 144A
5.500%	07/15/26		409	434,563

				477,133

Software — 0.6%
CDK Global, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		454	486,951
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26		220	242,917
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24		214	231,231
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22		223	226,736
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	05/15/27	(a)	200	211,814
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26	(a)	490	522,900
Open Text Corp. (Canada),
Gtd. Notes, 144A
5.875%	06/01/26	(a)	480	513,258
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		291	309,160
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		445	474,638

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (continued)
TIBCO Software, Inc.,
Sr. Unsec’d. Notes, 144A
11.375%	12/01/21	(a)	420	$435,203

				3,654,808

Telecommunications — 8.7%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		717	770,813
8.125%	02/01/27		352	397,255
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27	(a)	425	454,907
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	170	180,866
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26		690	701,909
Sr. Unsec’d. Notes, Series G
6.875%	01/15/28	(a)	281	309,654
Sr. Unsec’d. Notes, Series T
5.800%	03/15/22		245	257,993
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42	(a)	775	812,905
Sr. Unsec’d. Notes, Series V
5.625%	04/01/20		705	710,287
Sr. Unsec’d. Notes, Series Y
7.500%	04/01/24		94	106,140
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	332	347,972
8.000%	10/15/25		187	198,160
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27	(a)	337	313,322
6.000%	06/15/25		2,593	2,600,829
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24		392	396,700
8.250%	03/01/27	(a)	912	959,981
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		229	239,049
6.000%	03/01/26		286	304,320
Connect Finco SARL/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26		1,000	1,063,848
Digicel Group One Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A
8.250%	12/30/22		1,372	775,856
Digicel Group Two Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/22		838	194,844
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Saint Lucia),
Sr. Sec’d. Notes, 144A
8.750%	05/25/24	(a)	700	682,318

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		3,620	$2,099,995
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21		530	414,104
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		6,105	6,462,865
Frontier Communications Corp.,
Sec’d. Notes, 144A
8.500%	04/01/26	(a)	573	580,532
Sr. Unsec’d. Notes
6.875%	01/15/25		278	133,345
7.625%	04/15/24		122	58,648
11.000%	09/15/25		269	130,885
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26	(a)	223	247,082
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23		840	721,012
Gtd. Notes, 144A
8.500%	10/15/24	(a)	1,758	1,603,331
9.750%	07/15/25		3,551	3,286,494
Sr. Sec’d. Notes, 144A
8.000%	02/15/24		487	500,021
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
8.125%	06/01/23		1,150	679,457
Intrado Corp.,
Gtd. Notes, 144A
8.500%	10/15/25		3,575	2,878,240
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26		958	998,555
5.375%	01/15/24		104	105,611
5.375%	05/01/25		217	224,523
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
4.375%	06/12/27		206	215,083
6.625%	05/15/39		129	149,439
ORBCOMM, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	04/01/24		1,490	1,519,749
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23	(a)	480	471,426
Qwest Corp.,
Sr. Unsec’d. Notes
6.875%	09/15/33		348	349,691
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		4,949	6,007,940
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	11/15/22		100	105,033

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	938	$1,011,078
7.250%	09/15/21		130	137,807
7.625%	02/15/25		3,252	3,577,045
7.625%	03/01/26	(a)	350	386,334
7.875%	09/15/23	(a)	1,458	1,610,221
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.375%	11/15/33		192	214,262
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		255	275,093
Telesat Canada/Telesat LLC (Canada),
Sr. Sec’d. Notes, 144A
4.875%	06/01/27	(a)	225	229,391
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26	(a)	419	431,456
4.750%	02/01/28	(a)	251	263,250
5.125%	04/15/25	(a)	315	325,834
5.375%	04/15/27		207	220,844
6.000%	04/15/24		208	215,512
6.500%	01/15/26		633	679,700
T-Mobile USA. Inc., Escrow Shares,
Sr. Unsec’d. Notes
0.000%	07/09/99	^(a)	459	—
0.000%	07/09/99	^	207	—
6.000%	04/15/24	^	208	—
Sr. Unsec’d. Notes
4.500%	02/01/26	^	251	—
4.750%	02/01/28	^	251	—
6.500%	01/15/24	^	590	—
6.500%	01/15/26	^	627	—
Windstream Services LLC/Windstream Finance Corp.,
Sec’d. Notes, 144A
9.000%	06/30/25	(d)	305	115,547
Sr. Sec’d. Notes, 144A
8.625%	10/31/25	(d)	333	318,902
Xplornet Communications, Inc. (Canada),
Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%
9.625%	06/01/22	(a)	3,934	3,926,384

				56,661,649

Toys/Games/Hobbies — 0.3%
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27		495	522,035
6.750%	12/31/25		1,150	1,235,112

				1,757,147

Transportation — 0.5%
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23	(a)	234	241,785
6.750%	08/15/24	(a)	3,023	3,284,244

				3,526,029

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
4.500%	08/01/22	165	$168,249
5.000%	08/01/24	335	351,394

			519,643

TOTAL CORPORATE BONDS (cost $515,732,082)			515,046,259

		Shares

COMMON STOCKS — 1.2%
Aerospace & Defense — 0.0%
Remington Outdoor Co., Inc.*^		2,148	1,504

Banks — 0.0%
Concordia Private Placement*		45,609	132,813

Chemicals — 0.1%
Hexion Holdings Corp. (Class B Stock)*		28,136	339,039

Electric Utilities — 0.6%
GenOn Energy Holdings, Inc. (Class A Stock)*^(a)		14,898	3,054,090
Keycon Power Holdings LLC*		2,665	799,500

			3,853,590

Independent Power & Renewable Electricity Producers — 0.3%
Vistra Energy Corp.		92,819	2,133,909

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.*		63,738	182,291
iHeartMedia, Inc. (Class A Stock)*		3,184	53,810
Mood Media Corp.*^		26,250	5
Mood Media Corp.*^		21,428	4

			236,110

Multiline Retail — 0.1%
Claire’s Private Placement*^		795	397,500

Oil, Gas & Consumable Fuels — 0.0%
Penn Virginia Corp.*		1,552	47,103
Penn Virginia Corp., NPV*		1,873	56,846
Telford Offshore Holdings Ltd.^		25,654	9,620
Ultra Petroleum Corp.*		38,499	4,085

			117,654

Pharmaceuticals — 0.0%
Advanz Pharma Corp. (Canada)*		4,369	12,722

Software — 0.1%
Avaya Holdings Corp.*(a)		30,109	406,471

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^		27,103	—

TOTAL COMMON STOCKS (cost $7,529,818)			7,631,312

PREFERRED STOCKS — 0.3%	Shares	Value
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The)
Series K, 6.375%	26,000	$740,220

Interactive Media & Services — 0.1%
MYT Holding Co., 144A*	343,655	304,135

Multiline Retail — 0.1%
Claire’s Stores, Inc., CVT*^	520	780,000

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^	32,246	322

TOTAL PREFERRED STOCKS (cost $1,320,871)		1,824,677

	Units

RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers
Vistra Energy Corp., expiring 01/23/27^	179,373	147,983

(cost $0)

WARRANTS* — 0.1%
Media — 0.1%
iHeartMedia, Inc., expiring 05/01/39	23,922	404,258

Oil, Gas & Consumable Fuels — 0.0%
Ultra Resources, Inc., expiring 07/14/25	32,886	1,151

TOTAL WARRANTS (cost $450,110)		405,409

TOTAL LONG-TERM INVESTMENTS (cost $612,755,368)		611,696,696

	Shares

SHORT-TERM INVESTMENTS — 24.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	29,527,064	29,527,064
PGIM Institutional Money Market Fund (cost $128,884,676; includes $128,671,401 of cash collateral for securities on loan)(b)(w)	128,868,007	128,893,781

TOTAL SHORT-TERM INVESTMENTS (cost $158,411,740)		158,420,845

TOTAL INVESTMENTS — 117.7% (cost $771,167,108)		770,117,541
Liabilities in excess of other assets(z) — (17.7)%		(115,674,459)

NET ASSETS — 100.0%		$654,443,082

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $10,600,696 and 1.6% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $125,905,230; cash collateral of $128,671,401 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(p)	Interest rate not available as of December 31, 2019.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
126	2 Year U.S. Treasury Notes	Mar. 2020	$27,153,000	$(18,602)
141	5 Year U.S. Treasury Notes	Mar. 2020	16,723,922	(44,205)
57	10 Year U.S. Treasury Notes	Mar. 2020	7,320,047	(54,051)
8	20 Year U.S. Treasury Bonds	Mar. 2020	1,247,250	(28,301)

				(145,159)

Short Position:
13	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	2,361,531	67,644

				$(77,515)

Forward foreign currency exchange contract outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contract:
Euro, Expiring 01/09/20	Citibank, N.A.	EUR 575	$637,477	$645,339	$—	$(7,862)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	10,643	$(704,238)	$(1,043,273)	$(339,035)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,100,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$50,686,627	$—
Bank Loans	—	28,935,403	6,208,583
Convertible Bonds	—	810,443	—
Corporate Bonds	—	515,045,174	1,085
Common Stocks	3,179,430	989,159	3,462,723
Preferred Stocks	740,220	304,135	780,322
Rights	—	—	147,983
Warrants	—	405,409	—
Affiliated Mutual Funds	158,420,845	—	—

Total	$162,340,495	$597,176,350	$10,600,696

Other Financial Instruments*
Assets
Futures Contracts	$67,644	$—	$—

Liabilities
Futures Contracts	$(145,159)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(7,862)	—
Centrally Cleared Credit Default Swap Agreement	—	(339,035)	—

Total	$(145,159)	$(346,897)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stock	Preferred Stocks	Rights
Balance as of 12/31/18	$4,965,873	$2,630,753	$1,597,901	$714,982	$134,530
Realized gain (loss)	(71,354)	(105,997)	575,824	—	—
Change in unrealized appreciation (depreciation)	(143,886)	(174,571)	957,876	65,340	13,453
Purchases/Exchanges/Issuances	2,589,409	83,434	2,060,762	—	—
Sales/Paydowns	(530,353)	(2,060,810)	(880,024)	—	—
Accrued discount/premium	16,795	(431,397)	—	—	—
Transfers into Level 3	2,129,680	59,673	—	—	—
Transfers out of Level 3	(2,747,581)	—	(849,616)	—	—

Balance as of 12/31/19	$6,208,583	$1,085	$3,462,723	$780,322	$147,983

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(158,473)	$468,749	$957,877	$65,340	$13,453

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2019	Valuation Methodology	Unobservable Inputs
Bank Loans	$6,183,521	Market Approach	Single Broker Indicative Quote
Bank Loans	25,062	Pricing at Cost	Unadjusted Purchase Price
Corporate Bonds	1,085	Market Approach	Single Broker Indicative Quote
Common Stocks	3,063,710	Market Approach	Single Broker Indicative Quote
Common Stocks	399,004	Market Approach	Monthly Broker Quote
Common Stocks	9	Stale Pricing	Unadjusted Last Trade Price
Preferred Stocks	780,000	Market Approach	Monthly Broker Quote
Preferred Stocks	322	Enterprise Value	EBITDA Multiple
Rights	147,983	Market Approach	Single Broker Indicative Quote

	$10,600,696

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$2,129,680	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Bank Loans	$2,747,581	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Corporate Bonds	$59,673	L2 to L3	Evaluated Bid to Single Broker Indicative Quote
Common Stocks	$849,616	L3 to L2	Discount Pricing to Proxy Security Pricing

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (19.7% represents investments purchased with collateral from securities on loan)	24.2%
Telecommunications	8.9
Media	8.3
Collateralized Loan Obligations	7.7
Oil & Gas	7.3
Healthcare-Services	5.1
Retail	4.5
Entertainment	3.7

Chemicals	3.5%
Diversified Financial Services	3.3
Home Builders	3.1
Commercial Services	3.1
Foods	2.9
Electric	2.7
Pipelines	2.6
Aerospace & Defense	2.2
Mining	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Computers	2.1%
Pharmaceuticals	2.1
Auto Parts & Equipment	2.0
Building Materials	1.3
Auto Manufacturers	1.2
Real Estate Investment Trusts (REITs)	1.2
Software	1.2
Lodging	0.9
Internet	0.8
Packaging & Containers	0.8
Real Estate	0.7
Gas	0.6
Banks	0.6
Electric Utilities	0.6
Engineering & Construction	0.6
Transportation	0.5
Advertising	0.5
Iron/Steel	0.5
Machinery-Diversified	0.4
Distribution/Wholesale	0.4
Independent Power & Renewable Electricity Producers	0.3
Toys/Games/Hobbies	0.3
Household Products/Wares	0.2
Agriculture	0.2
Oil & Gas Services	0.2
Multiline Retail	0.2
Home Furnishings	0.2
Machinery-Construction & Mining	0.2
Investment Companies	0.1

Miscellaneous Manufacturing	0.1%
Energy-Alternate Sources	0.1
Electronics	0.1
Capital Markets	0.1
Housewares	0.1
Biotechnology	0.1
Food Service	0.1
Trucking & Leasing	0.1
Insurance	0.1
Forest Products & Paper	0.1
Semiconductors	0.1
Healthcare-Products	0.1
Office/Business Equipment	0.1
Airlines	0.1
Interactive Media & Services	0.1
Environmental Control	0.0	*
Leisure Time	0.0	*
Metal Fabricate/Hardware	0.0	*
Electrical Components & Equipment	0.0	*
Cosmetics/Personal Care	0.0	*
Coal	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Wireless Telecommunication Services	0.0	*

	117.7
Liabilities in excess of other assets	(17.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$339,035	*
Equity contracts	Unaffiliated investments	553,392		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	7,862
Interest rate contracts	Due from/to broker — variation margin futures	67,644	*	Due from/to broker — variation margin futures	145,159	*

		$621,036			$492,056

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(166,567)
Foreign exchange contracts	—	36,263	—
Interest rate contracts	752,005	—	—

Total	$752,005	$36,263	$(166,567)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(339,035)
Equity contracts	13,453	(44,701)	—	—	—
Foreign exchange contracts	—	—	—	(7,633)	—
Interest rate contracts	—	—	(787,535)	—	—

Total	$13,453	$(44,701)	$(787,535)	$(7,633)	$(339,035)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$48,539,138	$2,044,550	$387,553

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$908,052	$11,328,600

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$125,905,230	$(125,905,230)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$—	$(7,862)	$(7,862)	$—	$(7,862)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of
$125,905,230:
Unaffiliated investments (cost $612,755,368)	$611,696,696
Affiliated investments (cost $158,411,740)	158,420,845
Cash	29,891
Foreign currency, at value (cost $18,763)	19,008
Dividends and interest receivable	9,499,488
Receivable for investments sold	3,571,096
Deposit with broker for centrally cleared/exchange-traded derivatives	1,100,000
Receivable for Portfolio shares sold	201,373
Due from broker-variation margin futures	8,650
Due from broker-variation margin swaps	5,112
Prepaid expenses and other assets	78,481

Total Assets	784,630,640

LIABILITIES
Payable to broker for collateral for securities on loan	128,671,401
Payable for investments purchased	988,700
Accrued expenses and other liabilities	296,915
Management fee payable	171,776
Distribution fee payable	26,533
Payable for Portfolio shares repurchased	24,014
Unrealized depreciation on OTC forward foreign currency exchange contracts	7,862
Affiliated transfer agent fee payable	357

Total Liabilities	130,187,558

NET ASSETS	$654,443,082

Net assets were comprised of:
Partners’ Equity	$654,443,082

Net asset value and redemption price per share, $654,443,082 / 57,490,548 outstanding shares of beneficial interest	$11.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$44,655,739
Affiliated dividend income	472,537
Income from securities lending, net (including affiliated income of $416,365)	471,654
Unaffiliated dividend income	96,581

Total income	45,696,511

EXPENSES
Management fee	3,859,690
Distribution fee	1,679,862
Custodian and accounting fees	227,542
Audit fee	50,700
Trustees’ fees	17,260
Legal fees and expenses	14,241
Shareholders’ reports	13,265
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	30,379

Total expenses	5,899,947

NET INVESTMENT INCOME (LOSS)	39,796,564

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $18,875)	(7,737,690)
Futures transactions	752,005
Forward and cross currency contract transactions	36,263
Swap agreements transactions	(166,567)
Foreign currency transactions	(3,646)

(7,119,635)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $32,834)	65,916,044
Futures	(787,535)
Forward and cross currency contracts	(7,633)
Swap agreements	(339,035)
Foreign currencies	308

64,782,149

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	57,662,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,459,078

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$39,796,564	$51,799,071
Net realized gain (loss) on investment and foreign currency transactions	(7,119,635)	(7,908,931)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	64,782,149	(58,533,652)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	97,459,078	(14,643,512)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,902,508 and 7,085,850 shares, respectively]	149,652,969	71,983,734
Portfolio shares repurchased [30,059,607 and 28,589,661 shares, respectively]	(319,460,155)	(288,473,131)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(169,807,186)	(216,489,397)

CAPITAL CONTRIBUTIONS	48	4,364

TOTAL INCREASE (DECREASE)	(72,348,060)	(231,128,545)
NET ASSETS:
Beginning of year	726,791,142	957,919,687

End of year	$654,443,082	$726,791,142

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.4%

ASSET-BACKED SECURITIES — 11.7%
Automobiles — 0.6%
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A
2.500%	07/20/21	3,200	$3,204,113
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class A, 144A
2.310%	12/14/21	366	365,642
Series 2018-01A, Class A, 144A
3.430%	12/16/24	13,800	14,021,842

			17,591,597

Collateralized Loan Obligations — 8.0%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.271%(c)	07/15/30	6,000	5,983,945
Apidos CLO (Cayman Islands),
Series 2015-23A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.820%)
2.821%(c)	01/15/27	2,000	1,995,024
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/16/29	3,750	3,740,703
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
3.042%(c)	07/17/28	3,500	3,497,644
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
2.974%(c)	05/17/31	16,000	15,829,509
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	10/15/30	3,750	3,743,532
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.966%(c)	04/26/31	9,000	8,921,163
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.891%(c)	02/05/31	1,000	993,454
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.970%(c)	04/25/31	7,500	7,405,954
Man GLG US CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
3.241%(c)	10/15/28	7,850	7,844,700
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.049%(c)	02/20/31	8,000	7,935,965

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	01/16/31	5,000	$4,945,193
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.281%(c)	10/13/31	7,750	7,693,547
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.203%(c)	10/22/30	5,000	4,971,117
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
3.012%(c)	07/17/29	4,250	4,206,697
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (CAP N/A, Floor 1.280%)
3.246%(c)	10/20/31	29,500	29,309,855
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.186%(c)	10/30/30	3,500	3,491,820
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.129%(c)	11/14/29	250	250,083
Prudential PLC (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.151%(c)	07/15/31	4,250	4,213,011
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.996%(c)	04/20/31	2,500	2,470,642
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
3.206%(c)	07/20/30	4,250	4,260,209
Silvermore CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
3.080%(c)	05/15/26	3,485	3,484,212
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
3.006%(c)	01/26/31	4,000	3,934,987
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
3.336%(c)	01/20/32	42,000	41,764,619
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.302%(c)	07/17/26	8,665	8,653,818
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)
3.261%(c)	01/15/32	13,500	13,359,301

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.216%(c)	01/20/32	10,000	$9,941,142
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
3.291%(c)	04/15/30	2,000	1,965,392

			216,807,238

Consumer Loans — 0.1%
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
4.642%(c)	02/25/23	2,560	2,575,104

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	4,500	4,984,409

Home Equity Loans — 0.2%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.320%)
2.432%(c)	05/25/34	1,258	1,216,514
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W04, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.800%)
2.992%(c)	10/25/33	1,767	1,765,095
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)
2.492%(c)	09/25/34	944	910,061
Morgan Stanley ABS Capital I, Inc.,
Series 2002-HE03, Class A2, 1 Month LIBOR + 1.080% (Cap N/A, Floor 0.540%)
2.872%(c)	03/25/33	247	247,796
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-OP01, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 0.750%)
2.917%(c)	09/25/32	903	903,128

			5,042,594

Manufactured Housing — 0.1%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	4,099	4,117,339

Other — 0.3%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
4.142%(c)	04/25/23	880	880,932
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
4.592%(c)	06/25/24	8,350	8,308,419

			9,189,351

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities — 2.2%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-R08, Class M1, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.640%)
2.752%(c)	09/25/34	97	$97,250
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.390%)
2.572%(c)	11/25/34	934	920,077
Series 2004-ECC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	12/25/34	2,424	2,387,118
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A
3.716%(cc)	07/25/50	5,723	5,831,233
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	3,351	3,372,029
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59	4,109	4,147,954
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	3,863	3,878,906
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	3,771	3,786,118
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	4,670	4,742,291
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	05/25/34	862	846,705
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57	7,900	7,943,647
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58	8,179	8,316,920
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	8,833	9,134,271
Series 2018-05, Class A1, 144A
3.250%(cc)	07/25/58	1,935	1,974,234
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	10/25/59	1,809	1,811,362

			59,190,115

TOTAL ASSET-BACKED SECURITIES (cost $317,519,981)			319,497,747

COMMERCIAL MORTGAGE-BACKED SECURITIES — 22.2%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	6,500	6,636,621
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	16,045	16,034,141

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust,
Series 2018-B01, Class A1
2.560%	01/15/51	4,047	$4,068,480
Series 2019-B09, Class A4
3.751%	03/15/52	20,000	21,720,066
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	19,500	19,504,770
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A1
1.501%	05/10/58	1,588	1,582,370
Series 2016-C07, Class A2
3.585%	12/10/54	16,500	17,520,567
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class A4
3.635%	10/10/47	5,485	5,781,650
Series 2015-P01, Class A5
3.717%	09/15/48	1,000	1,065,384
Series 2016-C01, Class A3
2.944%	05/10/49	10,000	10,263,710
Series 2016-C03, Class A3
2.896%	11/15/49	20,000	20,443,902
Series 2016-P03, Class A3
3.063%	04/15/49	12,535	12,941,617
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47	7,800	8,133,580
Series 2015-CR25, Class A4
3.759%	08/10/48	5,000	5,330,985
Series 2015-LC21, Class A4
3.708%	07/10/48	820	870,676
Series 2015-LC23, Class A4
3.774%	10/10/48	5,000	5,343,979
Series 2015-PC01, Class A5
3.902%	07/10/50	6,190	6,601,087
Series 2016-DC02, Class A5
3.765%	02/10/49	12,335	13,165,782
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A3
3.501%	12/15/49	5,500	5,797,450
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class A4
3.191%	11/15/50	12,600	13,095,679
Series 2018-C14, Class A3
4.151%	11/15/51	11,825	13,162,286
Series 2019-C16, Class A2
3.067%	06/15/52	15,500	15,947,139
Fannie Mae-Aces,
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	3,157	3,236,012
Series 2016-M11, Class A2
2.369%(cc)	07/25/26	8,325	8,355,721
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class A2
2.673%	03/25/26	1,100	1,125,453
Series K060, Class AM
3.300%(cc)	10/25/26	9,157	9,661,775

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K083, Class AM
4.030%(cc)	10/25/28	10,900	$12,084,622
Series K086, Class AM
3.919%(cc)	12/25/28	7,300	8,038,395
Series K087, Class AM
3.832%(cc)	12/25/28	7,850	8,596,675
Series K151, Class A3
3.511%	04/25/30	4,810	5,138,943
Series K154, Class A2
3.424%	04/25/32	12,415	13,449,579
GS Mortgage Securities Trust,
Series 2014-GC24, Class A4
3.666%	09/10/47	4,855	5,124,332
Series 2016-GS03, Class A3
2.592%	10/10/49	17,450	17,575,474
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	829	856,744
Series 2014-C24, Class A4A1
3.373%	11/15/47	1,500	1,560,428
Series 2015-C27, Class A2
2.734%	02/15/48	1,024	1,023,176
Series 2015-C29, Class A2
2.921%	05/15/48	10,825	10,831,591
Series 2015-C30, Class A3
3.322%	07/15/48	3,982	4,021,991
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR05, Class A3
3.123%	06/13/52	15,000	15,544,477
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	18,800	19,174,034
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A2, 144A
3.538%	07/15/47	5,000	5,185,882
Series 2016-JP03, Class A4
2.627%	08/15/49	14,258	14,333,781
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	12,200	12,362,856
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A4
3.249%	02/15/48	3,500	3,630,447
Series 2015-C27, Class A4
3.753%	12/15/47	3,447	3,672,353
Series 2016-C32, Class A3
3.459%	12/15/49	10,000	10,552,343
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3
2.791%	11/15/49	12,250	12,474,350
UBS Commercial Mortgage Trust,
Series 2017-C07, Class A4
3.679%	12/15/50	28,350	30,469,697
Series 2018-C08, Class A1
2.659%	02/15/51	5,583	5,622,126
Series 2018-C08, Class A3
3.720%	02/15/51	5,150	5,551,223

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C12, Class A2
4.152%	08/15/51		3,250	$3,430,836
Series 2018-C14, Class A3
4.180%	12/15/51		40,000	44,694,592
Series 2019-C17, Class A2
2.313%	10/15/52		7,291	7,250,149
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46		6,626	6,714,144
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class A3
2.834%	06/15/49		26,700	27,192,213
Series 2016-C35, Class A3
2.674%	07/15/48		16,000	16,139,439
Series 2016-C37, Class A4
3.525%	12/15/49		12,500	13,244,096
Series 2016-LC25, Class A3
3.374%	12/15/59		10,000	10,514,426

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $576,761,195)				603,446,296

CORPORATE BONDS — 54.5%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	10/01/21		1,780	1,828,562

Aerospace & Defense — 0.6%
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		13,650	15,357,738

Agriculture — 0.5%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		5,000	5,106,690
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	06/15/22		3,165	3,251,317
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25		5,000	5,378,834

				13,736,841

Airlines — 0.4%
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		1,198	1,260,077
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		110	112,444
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22	(a)	3,940	4,034,951
3.800%	04/19/23	(a)	5,000	5,190,403

				10,597,875

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 1.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.750%	11/05/21		5,000	$5,141,619
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.134%	08/04/25		500	506,610
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36		3,385	3,985,758
General Motors Financial Co., Inc.,
Gtd. Notes
4.350%	04/09/25		8,000	8,544,384
Sr. Unsec’d. Notes
4.200%	11/06/21	(a)	10,000	10,357,006
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
4.000%	11/12/21		5,965	6,166,719

				34,702,096

Auto Parts & Equipment — 0.1%
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/25		3,767	3,871,846

Banks — 14.6%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.121%(c)	04/12/23	(a)	2,200	2,215,583
Sr. Unsec’d. Notes
3.848%	04/12/23		3,200	3,338,290
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)	6,000	6,690,321
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(a)(rr)	2,160	2,503,284
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28		17,790	18,871,519
Sub. Notes, MTN
4.000%	01/22/25		28,930	30,854,449
Sub. Notes, Series L, MTN
3.950%	04/21/25		11,000	11,722,669
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
3.750%	07/20/23		8,890	9,325,344
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23		350	358,752
4.610%(ff)	02/15/23		6,610	6,900,671
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	(a)	15,740	17,746,296
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	8,500	8,668,536
Sr. Unsec’d. Notes
3.520%(ff)	10/27/28		23,000	24,217,226
Sub. Notes
3.875%	03/26/25		7,000	7,404,800
4.400%	06/10/25		22,264	24,197,562

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23		5,750	$6,010,476
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
5.375%	01/12/24		10,000	10,986,080
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		9,450	9,864,273
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		3,250	3,372,392
4.250%	03/13/26		2,100	2,267,987
Sub. Notes
7.000%	04/15/20		1,665	1,687,075
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	8,000	8,083,959
Sr. Unsec’d. Notes
3.625%	02/20/24		1,000	1,049,005
3.814%(ff)	04/23/29	(a)	11,650	12,470,702
3.850%	01/26/27		240	255,280
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		7,320	7,745,028
4.000%	03/03/24	(a)	995	1,060,757
Sub. Notes
4.250%	10/21/25		10,410	11,315,452
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29		3,800	4,238,278
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.000%	09/23/29	(a)	9,790	9,925,779
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	489	493,502
Jr. Sub. Notes, Series Z
5.300%(ff)	—	(rr)	7,000	7,064,586
Sr. Unsec’d. Notes
3.509%(ff)	01/23/29		29,000	30,757,374
4.452%(ff)	12/05/29		3,000	3,413,398
Sub. Notes
4.250%	10/01/27		13,365	14,788,609
KeyCorp,
Sr. Unsec’d. Notes, MTN
4.150%	10/29/25		14,020	15,368,778
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.761%	07/26/23	(a)	4,900	5,153,662
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	8,000	8,055,681
Sr. Unsec’d. Notes, GMTN
4.431%(ff)	01/23/30		1,570	1,773,948
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		5,000	5,164,778
3.591%(ff)	07/22/28		12,000	12,733,646

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley, (continued)
Sub. Notes, MTN
4.100%	05/22/23		1,165	$1,229,084
5.000%	11/24/25		14,009	15,773,320
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	—	(a)(rr)	1,443	1,485,721
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.125%	09/24/25		9,005	9,793,765

				398,397,677

Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28	(a)	6,255	6,873,535
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.057%	05/25/23		10,380	10,961,338

				17,834,873

Building Materials — 0.0%
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.900%	02/14/26		322	342,858
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		640	684,291

				1,027,149

Chemicals — 2.2%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26		2,545	2,675,519
4.550%	11/30/25		2,000	2,204,098
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.205%	11/15/23		14,700	15,716,173
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23		10,796	11,429,379
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	(a)	6,000	6,772,356
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23		3,295	3,511,431
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22		785	802,103
3.375%	03/15/25		4,672	4,840,483
3.500%	06/01/23		6,000	6,197,851
4.000%	12/15/26		5,000	5,331,817
W.R. Grace & Co.,
Gtd. Notes, 144A
5.125%	10/01/21	(a)	805	838,704

				60,319,914

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 1.0%
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.700%	11/01/23		5,950	$6,034,049
3.800%	11/01/25		2,445	2,598,427
Global Payments, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/23		2,910	3,063,323
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23		8,830	9,373,057
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25		5,525	5,691,812
5.250%	01/15/30		1,055	1,135,966

				27,896,634

Diversified Financial Services — 0.7%
Jefferies Group LLC,
Sr. Unsec’d. Notes
5.125%	01/20/23	(a)	2,280	2,465,231
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
4.150%	01/23/30		8,650	9,166,375
Nuveen LLC,
Gtd. Notes, 144A
4.000%	11/01/28	(a)(h)	6,515	7,246,367
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21		645	650,069

				19,528,042

Electric — 6.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28		4,765	5,192,673
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.100%	12/01/26		2,485	2,581,158
Ameren Illinois Co.,
First Mortgage
3.800%	05/15/28		8,850	9,699,218
Atlantic City Electric Co.,
First Mortgage
4.000%	10/15/28		7,940	8,793,376
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	11/01/28		6,480	7,027,605
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	10/01/25		11,130	11,962,399
DTE Energy Co.,
Sr. Unsec’d. Notes, Series D
3.700%	08/01/23		6,650	6,929,332
Duke Energy Carolinas LLC,
First Mortgage
3.950%	11/15/28		2,150	2,387,153

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Carolinas LLC, (continued)
First Ref. Mortgage
2.950%	12/01/26	(h)	7,175	$7,443,706
Duke Energy Florida LLC,
First Mortgage
3.800%	07/15/28		6,750	7,395,719
Duke Energy Progress LLC,
First Mortgage
3.700%	09/01/28		3,980	4,342,897
Entergy Louisiana LLC,
Collateral Trust
3.250%	04/01/28		445	466,028
Entergy Texas, Inc.,
First Mortgage
4.000%	03/30/29		22,400	24,634,599
Eversource Energy,
Sr. Unsec’d. Notes, Series O
4.250%	04/01/29		6,975	7,739,441
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		750	808,296
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
4.100%	09/26/28		8,000	8,750,068
Kentucky Utilities Co.,
First Mortgage
3.300%	10/01/25		2,150	2,254,272
Louisville Gas & Electric Co.,
First Mortgage
3.300%	10/01/25		3,065	3,217,187
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.300%	01/15/29		12,210	13,666,283
PacifiCorp,
First Mortgage
3.350%	07/01/25		2,270	2,372,766
PSEG Power LLC,
Gtd. Notes
3.850%	06/01/23		8,065	8,467,673
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28		10,000	10,366,023
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series M
4.100%	09/15/28		5,000	5,460,083
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes
3.125%	05/22/23		2,000	2,046,078
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22		5	5,087
Sr. Unsec’d. Notes, Series A
3.100%	05/15/25		3,400	3,539,532
3.150%	01/15/26		3,900	4,063,372
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	(a)	2,245	2,349,559

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Vistra Operations Co. LLC, (continued)
5.625%	02/15/27		3,000	$3,166,854
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/26		5,115	5,342,202

				182,470,639

Electronics — 0.1%
Trimble, Inc.,
Sr. Unsec’d. Notes
4.150%	06/15/23	(a)	3,440	3,619,830

Foods — 0.7%
J.M. Smucker Co. (The),
Sr. Unsec’d. Notes
3.000%	03/15/22		655	666,996
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		9,915	9,894,414
Gtd. Notes, 144A
3.750%	04/01/30	(a)	7,735	7,971,311

				18,532,721

Gas — 0.1%
Southern California Gas Co.,
First Mortgage
3.200%	06/15/25		3,300	3,415,762

Healthcare-Products — 0.5%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.875%	09/15/25		5,198	5,660,323
Stryker Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/25		8,000	8,460,951

				14,121,274

Healthcare-Services — 1.5%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24		9,975	10,448,363
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29	(a)	10,000	10,612,348
Humana, Inc.,
Sr. Unsec’d. Notes
3.950%	03/15/27		3,345	3,586,139
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52		125	141,932
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
3.500%	03/30/25		14,145	14,905,987

				39,694,769

Housewares — 0.5%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
3.850%	04/01/23		13,855	14,400,378

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 1.1%
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26		2,370	$2,614,592
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24		8,385	8,951,213
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		5,835	6,552,765
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		355	369,745
4.900%	07/01/22		2,510	2,673,202
Principal Financial Group, Inc.,
Gtd. Notes
3.125%	05/15/23		3,500	3,594,549
3.300%	09/15/22		2,650	2,731,149
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22		1,185	1,202,314
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
5.375%	09/15/20		515	526,550

				29,216,079

Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		1,320	1,353,944

Media — 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	06/01/29	(a)	3,200	3,432,496
5.875%	05/01/27	(a)	800	849,485
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.200%	03/15/28		7,000	7,462,919
4.908%	07/23/25		20,925	23,056,861
Comcast Corp.,
Gtd. Notes
3.375%	08/15/25	(a)	1,735	1,841,498
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		6,000	6,167,113
ViacomCBS, Inc.,
Gtd. Notes
2.500%	02/15/23	(a)	2,500	2,522,497
3.700%	08/15/24		5,000	5,289,552
Sr. Unsec’d. Notes
3.125%	06/15/22	(a)	2,000	2,031,504
3.875%	12/15/21		1,100	1,138,609
4.250%	09/01/23	(a)	5,000	5,330,322

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Walt Disney Co. (The),
Gtd. Notes
3.700%	10/15/25		650	$702,532

				59,825,388

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.250%(ff)	10/19/75		1,360	1,399,131

Multi-National — 0.3%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		2,935	2,927,513
2.200%	07/18/20	(a)	1,230	1,229,709
2.750%	01/06/23		445	449,302
3.250%	02/11/22		4,290	4,368,050

				8,974,574

Oil & Gas — 1.8%
BP Capital Markets America, Inc.,
Gtd. Notes
3.796%	09/21/25		2	2,163
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22		895	906,489
4.250%	04/15/27	(a)	4,950	5,235,992
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		2,305	2,423,987
4.300%	08/15/28		16,512	17,986,614
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		1,630	1,725,221
6.510%	03/07/22		870	945,105
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25		1,930	2,105,477
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29		3,000	3,230,964
Nabors Industries, Inc.,
Gtd. Notes
5.000%	09/15/20		679	684,133
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24		2,000	2,351,641
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		2,000	2,054,849
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.350%	06/01/28	(a)	7,335	8,058,720

				47,711,355

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
2.773%	12/15/22		1,140	$1,161,886

Packaging & Containers — 0.5%
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22		775	816,505
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26		12,590	13,895,354

				14,711,859

Pharmaceuticals — 7.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.900%	11/06/22		1,030	1,051,086
3.600%	05/14/25		19,796	20,899,653
4.250%	11/14/28	(a)	1,557	1,724,633
Sr. Unsec’d. Notes, 144A
3.200%	11/21/29		15,665	15,968,851
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22		2,055	2,102,084
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.750%	02/15/23		325	331,620
3.400%	07/26/29	(a)	1,400	1,498,192
3.875%	08/15/25		12,500	13,513,042
3.900%	02/20/28		12,692	13,901,620
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.079%	06/15/24		13,400	13,793,061
Cigna Corp.,
Gtd. Notes
4.125%	11/15/25		9,000	9,766,218
4.375%	10/15/28		4,200	4,659,665
Gtd. Notes, 144A
3.400%	03/01/27		13,395	13,901,532
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25		1,328	1,415,384
4.300%	03/25/28	(a)	31,170	34,075,077
Mylan NV,
Gtd. Notes
3.950%	06/15/26	(a)	565	587,061
Mylan, Inc.,
Gtd. Notes
4.550%	04/15/28	(a)	19,820	21,320,031
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23		18,110	18,463,057
3.200%	09/23/26		9,730	10,019,010
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
4.400%	11/26/23		7,060	7,583,587

				206,574,464

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 3.4%
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28	(a)	12,825	$14,057,735
5.250%	04/15/29	(a)	1,550	1,742,788
5.500%	06/01/27		5,000	5,620,500
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	(a)	7,750	7,972,167
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23		1,925	1,931,191
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28	(a)	8,455	8,764,763
4.125%	03/01/27	(a)	2,980	3,123,065
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22		9,837	10,096,460
5.000%	09/15/23		2,525	2,736,916
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27		1,535	1,628,162
4.550%	07/15/28		7,450	8,181,909
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29		10,000	9,857,585
4.650%	10/15/25		2,185	2,340,688
Spectra Energy Partners LP,
Gtd. Notes
4.750%	03/15/24		4,340	4,723,437
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28		3,610	3,828,824
Valero Energy Partners LP,
Gtd. Notes
4.500%	03/15/28		4,255	4,683,167
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22		1,580	1,622,746

				92,912,103

Real Estate Investment Trusts (REITs) — 1.1%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		3,750	3,923,417
3.850%	02/01/25		5,575	5,857,347
Realty Income Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/25		5,035	5,430,042
Ventas Realty LP,
Gtd. Notes
4.400%	01/15/29	(a)	8,035	8,838,401
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
4.625%	09/15/23		6,040	6,501,964

				30,551,171

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail — 0.2%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28	(a)	5,295	$5,681,733

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		2,500	2,598,325

Semiconductors — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.625%	01/15/24		12,000	12,427,297
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21		1,285	1,300,408
3.125%	10/15/22		995	1,014,389
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/15/22	(a)	5,000	5,259,636

				20,001,730

Telecommunications — 2.1%
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20		475	478,145
AT&T, Inc.,
Sr. Unsec’d. Notes
3.950%	01/15/25		3	3,211
4.300%	02/15/30		32,523	36,131,057
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	(a)	4,000	4,012,077
SingTel Group Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
4.500%	09/08/21		3,690	3,838,858
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.125%	03/16/27	(a)	9,980	11,071,640
4.500%	08/10/33		1,950	2,277,984

				57,812,972

Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.200%	07/15/20		1,865	1,873,193
4.125%	08/01/23		6,020	6,351,038

				8,224,231

Water — 0.5%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.000%	12/01/26		13,140	13,361,172

TOTAL CORPORATE BONDS (cost $1,380,119,767)				1,483,426,737

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 1.6%
Arizona — 0.3%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	6,380	$7,852,057

California — 0.5%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	2,930	4,461,482
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	5,800	9,245,780

			13,707,262

Colorado — 0.1%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	2,895	4,204,959

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement,
Revenue Bonds, BABs
5.192%	08/01/40	1,400	1,613,360

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	2,000	2,462,480

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	1,300	1,643,811
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	2,000	2,298,980

			3,942,791

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	500	665,940

Pennsylvania — 0.2%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	4,000	5,318,200

Texas — 0.1%
City of San Antonio TX Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	1,750	2,009,892

Washington — 0.1%
Central Puget Sound Regional Transit Authority,
Revenue Bonds, BABs
5.491%	11/01/39	2,330	3,010,640

TOTAL MUNICIPAL BONDS (cost $39,781,778)			44,787,581

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.4%
Alternative Loan Trust,
Series 2005-38, Class A3, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.350%)
2.142%(c)	09/25/35	2,709	$2,608,531
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.492%(c)	10/25/27	403	403,651
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	04/25/28	2,413	2,415,853
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	08/25/28	197	196,593
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	08/25/28	1,020	1,022,570
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	10/25/28	463	462,914
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
3.642%(c)	10/25/28	2,670	2,675,061
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	10/25/29	3,500	3,501,090
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	10/25/29	3,100	3,098,366
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.281%(c)	11/01/23	20,400	20,399,990
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57	5,623	5,669,041
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.709%(c)	01/25/57	3,537	3,606,230
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	6,691	6,691,301
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	4,249	4,424,445
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.492%(c)	11/25/28	3,404	3,409,152
Fannie Mae Connecticut Avenue Securities,
Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	03/25/31	2,192	2,196,201
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M2, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
3.642%(c)	10/25/27	1,024	1,030,238

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	03/25/29	1,340	$1,345,373
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	01/25/49	1,120	1,139,331
Series 2019-HRP01, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	02/25/49	2,131	2,130,431
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	10/25/28	1,159	1,159,206
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	05/25/29	1,288	1,288,942
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR15, Class 3A1
4.057%(cc)	02/25/35	2,269	2,269,318
JPMorgan Mortgage Trust,
Series 2018-07FRB, Class A2, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.458%(c)	04/25/46	1,224	1,217,020
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%(cc)	06/25/59	1,164	1,161,383
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	2,053	2,131,364
Mill City Mortgage Loan Trust,
Series 2019-01, Class A1, 144A
3.250%(cc)	10/25/69	3,102	3,158,108
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57	2,737	2,835,109
Series 2018-02A, Class A1, 144A
4.500%(cc)	02/25/58	2,361	2,467,496
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	01/25/48	578	576,771
Series 2018-RPL01, Class A1, 144A
3.500%(cc)	12/25/57	16,401	16,823,468
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
3.342%(c)	07/25/28	1,075	1,074,936
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
2.442%(c)	06/25/57	1,957	1,946,532
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	11/27/20	2,043	2,043,208
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 1.500%)
4.542%(c)	01/27/21	1,762	1,760,786

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.192%(c)	03/25/28		457	$457,058
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.042%(c)	02/25/29		2,295	2,293,821
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48		1,832	1,832,025
Series 2018-HRP02, Class M1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	02/25/47		672	671,765
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59		3,219	3,235,535
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR10, Class 1A1
3.709%(cc)	09/25/36		1,509	1,431,075

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $119,019,181)				120,261,288

SOVEREIGN BONDS — 3.5%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		8,845	9,265,790
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	(a)	3,000	3,096,418
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
2.750%	04/01/20		3,350	3,352,791
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
6.375%	03/29/21		6,900	7,282,557
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21		3,925	4,073,996
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/25/22		2,500	2,578,404
5.875%	01/15/24		10,000	11,313,101
Sr. Unsec’d. Notes, EMTN
3.750%	04/25/22		2,695	2,779,520
4.750%	01/08/26		250	277,949
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22		5,710	5,795,172
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23		3,000	3,161,599
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40		5,000	6,499,276
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24		6,000	6,419,154

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34		2,000	$2,838,471
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24		11,500	12,914,243
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.500%	04/23/28		4,085	4,677,870
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		5,000	5,735,958
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	10/26/21		4,030	4,045,363

TOTAL SOVEREIGN BONDS (cost $90,790,779)				96,107,632

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal Home Loan Bank
3.250%	11/16/28	(k)	8,000	8,749,543
Federal Home Loan Mortgage Corp.
6.250%	07/15/32	(k)	500	718,360
6.750%	09/15/29	(k)	8,460	11,851,692
Federal National Mortgage Assoc.
6.250%	05/15/29	(k)	11,085	14,970,854
6.625%	11/15/30	(k)	346	492,723

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $35,274,784)				36,783,172

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Notes
1.625%	11/15/22	(h)	340	340,080
U.S. Treasury Strips Coupon
3.202%(s)	08/15/40	(h)(k)	7,180	4,339,693

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,088,993)				4,679,773

TOTAL LONG-TERM INVESTMENTS (cost $2,563,356,458)				2,708,990,226

			Shares

SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MUTUAL FUNDS — 4.8%
PGIM Core Ultra Short Bond Fund(w)			11,067	11,067
PGIM Institutional Money Market Fund (cost $131,971,555; includes $131,745,007 of cash collateral for securities on loan)(b)(w)			131,965,406	131,991,799

TOTAL AFFILIATED MUTUAL FUNDS (cost $131,982,622)				132,002,866

Value

OPTIONS PURCHASED*~ — 0.1%
(cost $47,112)	$1,263,176

TOTAL SHORT-TERM INVESTMENTS (cost $132,029,734)	133,266,042

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 104.3% (cost $2,695,386,192)	2,842,256,268

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $2,112,320)	(59,395)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 104.3% (cost $2,693,273,872)	2,842,196,873
Liabilities in excess of other assets(z) — (4.3)%	(118,425,265)

NET ASSETS — 100.0%	$2,723,771,608

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,915 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $128,878,475; cash collateral of $131,745,007 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	8,248	$85,918
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	8,019	83,454
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	20,048	191,335
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	39,797	399,291
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	40,360	424,627
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	8,019	78,551

Total Options Purchased (cost $47,112)							$1,263,176

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.32.V1, 12/20/2024	Put	Bank of America, N.A.	01/15/20	$98.00	5.00%(Q)	CDX.NA.HY.32.V1(Q)	199,000	$(475)
CDX.NA.HY.32.V2, 06/20/2024	Put	Citibank, N.A.	01/15/20	$98.00	5.00%(Q)	CDX.NA.HY. 32.V2(Q)	500,000	(299)
CDX.NA.HY.33.V2, 12/20/2024	Put	BNP Paribas S.A.	03/18/20	$100.00	5.00%(Q)	CDX.NA.HY.33.V2(Q)	100,000	(58,621)

Total Options Written (premiums received $2,112,320)								$(59,395)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4,746	5 Year U.S. Treasury Notes	Mar. 2020	$562,920,117	$(1,192,050)
5,411	10 Year U.S. Treasury Notes	Mar. 2020	694,890,793	(5,437,470)
1,815	10 Year U.S. Ultra Treasury Notes	Mar. 2020	255,376,181	(3,046,011)

				(9,675,531)

Short Positions:
650	90 Day Euro Dollar	Dec. 2020	159,867,500	409,289
4,292	2 Year U.S.Treasury Notes	Mar. 2020	924,926,000	507,384
466	20 Year U.S. Treasury Bonds	Mar. 2020	72,652,313	1,216,744
21	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	3,814,781	71,499

				2,204,916

				$(7,470,615)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities—Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450%(M)	25,529	*	$1,915	$—	$1,915	Citigroup Global Markets, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Buy Protection(1):
CMBX.NA.9.AAA	09/17/58	0.500%(M)	50,000	$(653,294)	$1,112,711	$(1,766,005)	Credit Suisse International
CMBX.NA.11.AAA	11/18/54	0.500%(M)	50,000	(371,556)	513,217	(884,773)	Morgan Stanley & Co. International PLC
CMBX.NA.12.AAA	08/17/61	0.500%(M)	25,000	(19,081)	218,924	(238,005)	Morgan Stanley & Co. International PLC
CMBX.NA.12.AAA	08/17/61	0.500%(M)	25,000	(19,082)	224,102	(243,184)	JP Morgan Securities LLC
CMBX.NA.12.AAA	08/17/61	0.500%(M)	100,000	(76,326)	376,187	(452,513)	Morgan Stanley & Co. International PLC

				$(1,139,339)	$2,445,141	$(3,584,480)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
34,678	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	$(11,698)	$327,200	$338,898
461,476	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	733,443	733,443
146,268	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(294,099)	(750,858)	(456,759)
112,435	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	107,342	(393,252)	(500,594)
306,455	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	345,880	(435,958)	(781,838)

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
14,290	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	$—	$(327,796)	$(327,796)
113,130	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	1,341	(3,000,395)	(3,001,736)
8,020	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	19,489	(174,578)	(194,067)
9,115	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(18,063)	(225,630)	(207,567)
11,815	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	(85,553)	(85,553)
102,060	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(1,890,353)	(1,890,353)
730	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	(9,285)	(9,285)
5,225	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(133,923)	(133,923)
38,385	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	138,038	(986,950)	(1,124,988)
27,355	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	104,341	(710,718)	(815,059)
14,865	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	29,788	(428,645)	(458,433)
20,640	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(973,838)	(973,838)
4,710	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(236,770)	(236,770)
34,268	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(23,773)	(2,259,963)	(2,236,190)
19,965	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	15,752	(1,639,585)	(1,655,337)
54,133	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	4,036	(4,459,341)	(4,463,377)
10,185	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(340,152)	(340,152)
52,479	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(61,093)	(2,366,777)	(2,305,684)
9,539	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	—	(419,305)	(419,305)
22,413	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(90,238)	(137,711)	(47,473)
20,811	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	272,073	(310,595)	(582,668)
2,885	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	4,106	(59,747)	(63,853)
3,045	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(78,499)	(78,499)
9,845	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(6,359)	(331,546)	(325,187)
3,690	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	(60,286)	(60,286)
785	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(26,966)	(26,966)
46,761	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(283,319)	(3,805,886)	(3,522,567)
34,768	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	—	(3,036,535)	(3,036,535)
290	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(32,631)	(32,631)
6,735	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	534,842	534,842

				$253,544	$(28,534,542)	$(28,788,086)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,445,141	$—	$1,915	$(3,584,480)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$26,067,871

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$17,591,597	$—
Collateralized Loan Obligations	—	216,807,238	—
Consumer Loans	—	2,575,104	—
Credit Cards	—	4,984,409	—
Home Equity Loans	—	5,042,594	—
Manufactured Housing	—	4,117,339	—
Other	—	9,189,351	—
Residential Mortgage-Backed Securities	—	59,190,115	—
Commercial Mortgage-Backed Securities	—	603,446,296	—
Corporate Bonds	—	1,483,426,737	—
Municipal Bonds	—	44,787,581	—
Residential Mortgage-Backed Securities	—	120,261,288	—
Sovereign Bonds	—	96,107,632	—
U.S. Government Agency Obligations	—	36,783,172	—
U.S. Treasury Obligations	—	4,679,773	—
Affiliated Mutual Funds	132,002,866	—	—
Options Purchased	—	1,263,176	—

Total	$132,002,866	$2,710,253,402	$—

Liabilities
Options Written	$—	$(59,395)	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,204,916	$—	$—
OTC Credit Default Swap Agreement	—	—	1,915
Centrally Cleared Interest Rate Swap Agreements	—	1,607,183	—

Total	$2,204,916	$1,607,183	$1,915

Liabilities
Futures Contracts	$(9,675,531)	$—	$—
OTC Credit Default Swap Agreements	—	(1,139,339)	—
Centrally Cleared Interest Rate Swap Agreements	—	(30,395,269)	—

Total	$(9,675,531)	$(31,534,608)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	22.2%
Banks	14.6
Collateralized Loan Obligations	8.0
Pharmaceuticals	7.6
Electric	6.7
Residential Mortgage-Backed Securities	6.6
Affiliated Mutual Funds (4.8% represents investments purchased with collateral from securities on loan)	4.8
Sovereign Bonds	3.5
Pipelines	3.4
Chemicals	2.2
Media	2.2
Telecommunications	2.1

Oil & Gas	1.8%
Municipal Bonds	1.6
Healthcare-Services	1.5
U.S. Government Agency Obligations	1.3
Auto Manufacturers	1.3
Real Estate Investment Trusts (REITs)	1.1
Insurance	1.1
Commercial Services	1.0
Semiconductors	0.7
Diversified Financial Services	0.7
Foods	0.7
Beverages	0.7
Automobiles	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Aerospace & Defense	0.6%
Packaging & Containers	0.5
Housewares	0.5
Healthcare-Products	0.5
Agriculture	0.5
Water	0.5
Airlines	0.4
Other	0.3
Multi-National	0.3
Trucking & Leasing	0.3
Retail	0.2
Home Equity Loans	0.2
Credit Cards	0.2
U.S. Treasury Obligations	0.2
Manufactured Housing	0.1
Auto Parts & Equipment	0.1
Electronics	0.1

Gas	0.1%
Savings & Loans	0.1
Consumer Loans	0.1
Advertising	0.1
Mining	0.1
Lodging	0.1
Options Purchased	0.1
Oil & Gas Services	0.1
Building Materials	0.0 *

104.3
Options Written	(0.0)*
Liabilities in excess of other assets	(4.3)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$2,445,141		—	$—
Credit contracts	—	—		Options written outstanding, at value	59,395
Credit contracts	Unrealized appreciation on OTC swap agreements	1,915		Unrealized depreciation on OTC swap agreements	3,584,480
Interest rate contracts	Due from/to broker — variation margin futures	2,204,916	*	Due from/to broker — variation margin futures	9,675,531	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,607,183	*	Due from/to broker — variation margin swaps	30,395,269	*
Interest rate contracts	Unaffiliated investments	1,263,176		—	—

		$7,522,331			$43,714,675

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$2,577,500	$35,054,026	$—	$(5,392,686)
Interest rate contracts	(2,293,316)	1,020,472	77,137,718	1,747,456

Total	$284,184	$36,074,498	$77,137,718	$(3,645,230)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Credit contracts	$573,149	$4,653,906	$—	$(3,426,526)
Interest rate contracts	22,344	—	(5,102,970)	(28,483,016)

Total	$595,493	$4,653,906	$(5,102,970)	$(31,909,542)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$1,798,574	$2,927,007,600	$1,924,678,359	$824,592,042

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$1,121,763,400	$400,000,000

Credit Default Swap Agreements— Sell Protection(2)	Inflation Swap Agreements(2)
$34,912,800	$9,790,000

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$128,878,475	$(128,878,475)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$1,015,253	$(475)	$1,014,778	$(1,001,170)	$13,608
Barclays Bank PLC	247,923	—	247,923	(247,923)	—
BNP Paribas S.A.	—	(58,621)	(58,621)	—	(58,621)
Citibank, N.A.	—	(299)	(299)	299	—
Citigroup Global Markets, Inc.	1,915	—	1,915	—	1,915
Credit Suisse International	1,112,711	(1,766,005)	(653,294)	653,294	—
JP Morgan Securities LLC	224,102	(243,184)	(19,082)	—	(19,082)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$1,108,328	$(1,575,291)	$(466,963)	$366,882	$(100,081)

	$3,710,232	$(3,643,875)	$66,357	$(228,618)	$(162,261)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $128,878,475:
Unaffiliated investments (cost $2,563,403,570)	$2,710,253,402
Affiliated investments (cost $131,982,622)	132,002,866
Cash segregated for counterparty—OTC	580,000
Receivable for investments sold	23,133,573
Dividends and interest receivable	20,332,617
Premiums paid for OTC swap agreements	2,445,141
Due from broker-variation margin swaps	990,505
Unrealized appreciation on OTC swap agreements	1,915
Prepaid expenses and other assets	398,294

Total Assets	2,890,138,313

LIABILITIES
Payable to broker for collateral for securities on loan	131,745,007
Loan payable	18,155,000
Payable for Portfolio shares repurchased	6,962,300
Payable to custodian	3,831,307
Unrealized depreciation on OTC swap agreements	3,584,480
Due to broker-variation margin futures	1,028,077
Accrued expenses and other liabilities	456,725
Management fee payable	445,340
Distribution fee payable	98,717
Options written outstanding, at value (proceeds received $2,112,320)	59,395
Affiliated transfer agent fee payable	357

Total Liabilities	166,366,705

NET ASSETS	$2,723,771,608

Net assets were comprised of:
Partners’ Equity	$2,723,771,608

Net asset value and redemption price per share, $2,723,771,608 / 327,292,948 outstanding shares of beneficial interest	$8.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$154,378,175
Affiliated dividend income	679,075
Income from securities lending, net (including affiliated income of $266,926)	280,482

Total income	155,337,732

EXPENSES
Management fee	20,370,746
Distribution fee	10,740,400
Custodian and accounting fees	385,498
Trustees’ fees	55,570
Audit fee	54,309
Legal fees and expenses	27,709
Shareholders’ reports	13,611
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	1,267,811

Total expenses	32,922,662
Less: Distribution fee waiver	(1,533,466)

Net expenses	31,389,196

NET INVESTMENT INCOME (LOSS)	123,948,536

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $52,718)	201,702,148
Futures transactions	77,137,718
Options written transactions	36,074,498
Swap agreements transactions	(3,645,230)

311,269,134

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $20,237)	91,913,220
Futures	(5,102,970)
Options written	4,653,906
Swap agreements	(31,909,542)

59,554,614

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	370,823,748

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$494,772,284

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$123,948,536	$102,749,090
Net realized gain (loss) on investment transactions	311,269,134	3,896,788
Net change in unrealized appreciation (depreciation) on investments	59,554,614	952,928

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	494,772,284	107,598,806

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [219,201,312 and 1,651,098,567 shares, respectively]	1,780,049,786	12,184,122,710
Portfolio shares repurchased [1,374,226,102 and 489,497,491 shares, respectively]	(10,641,407,845)	(3,607,802,182)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(8,861,358,059)	8,576,320,528

TOTAL INCREASE (DECREASE)	(8,366,585,775)	8,683,919,334
NET ASSETS:
Beginning of year	11,090,357,383	2,406,438,049

End of year	$2,723,771,608	$11,090,357,383

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 100.1%

ASSET-BACKED SECURITIES — 21.1%
Automobiles — 1.8%
AmeriCredit Automobile Receivables Trust, Series 2019-02, Class C
2.740%	04/18/25	4,300	$4,339,140
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-01A, Class A, 144A
3.700%	09/20/24	7,800	8,110,748
Series 2018-02A, Class A, 144A
4.000%	03/20/25	3,600	3,798,063
Series 2019-02A, Class A, 144A
3.350%	09/22/25	6,300	6,496,845
Series 2019-03A, Class A, 144A
2.360%	03/20/26	11,600	11,472,521
Ford Credit Auto Owner Trust, Series 2018-01, Class A, 144A
3.190%	07/15/31	9,705	10,023,527
Ford Credit Floorplan Master Owner Trust, Series 2019-04, Class A
2.440%	09/15/26	10,512	10,527,735
Hertz Vehicle Financing LP,
Series 2015-01A, Class A, 144A
2.730%	03/25/21	900	900,986
Series 2016-02A, Class A, 144A
2.950%	03/25/22	300	302,205
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	4,600	4,704,867
Series 2019-01A, Class A, 144A
3.630%	09/14/27	11,100	11,431,710
Santander Drive Auto Receivables Trust,
Series 2019-03, Class C
2.490%	10/15/25	5,700	5,718,042

			77,826,389

Collateralized Loan Obligations — 14.6%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
3.293%(c)	04/20/32	15,000	15,001,671
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
3.230%(c)	10/25/32	22,000	22,016,150
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
3.101%(c)	07/15/31	5,000	4,965,331
ALM Ltd. (Cayman Islands),
Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 1.490%)
3.491%(c)	10/15/28	8,750	8,763,122
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.281%(c)	07/15/29	2,500	2,485,847

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.301%(c)	01/16/30	5,500	$5,512,755
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
2.894%(c)	04/23/31	5,000	4,958,231
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.351%(c)	10/15/28	6,500	6,505,191
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.148%(c)	11/20/30	8,000	7,999,207
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
3.042%(c)	07/17/28	9,900	9,893,335
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
3.343%(c)	07/18/30	5,500	5,490,559
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
2.974%(c)	05/17/31	5,000	4,946,722
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
3.249%(c)	10/15/32	1,000	1,000,033
BlueMountain CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 0.000%)
3.331%(c)	04/13/27	3,124	3,125,234
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)
3.209%(c)	08/20/32	12,500	12,544,339
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.972%(c)	04/17/31	10,000	9,933,621
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.286%(c)	01/20/32	12,000	12,014,580
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.186%(c)	07/20/31	2,750	2,738,202
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.403%(c)	10/18/26	2,838	2,835,755
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.063%(c)	01/22/31	5,000	4,984,058
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
3.006%(c)	04/20/31	7,000	6,953,286

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Elevation CLO Ltd. (Cayman Islands),
Series 2014-03A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.181%(c)	10/15/26	3,760	$3,762,780
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
3.121%(c)	07/15/31	10,000	9,912,504
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
3.011%(c)	04/15/31	15,000	14,911,761
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
3.146%(c)	10/20/31	21,750	21,560,514
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/28	12,000	12,007,365
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.486%(c)	07/22/32	11,500	11,512,626
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.831%(c)	04/15/27	19,838	19,747,253
KKR CLO Ltd. (Cayman Islands),
Series 18, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.273%(c)	07/18/30	20,000	19,942,938
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class A1AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.290%(c)	10/15/32	9,000	9,001,467
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.050%(c)	04/25/31	15,000	14,945,967
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.049%(c)	02/20/31	10,000	9,919,956
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
3.196%(c)	10/23/32	41,500	41,496,394
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	01/16/31	9,000	8,901,348
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	10/12/30	1,500	1,484,525
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
3.121%(c)	07/15/31	10,000	9,832,871

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	6,000	$5,999,968
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
3.016%(c)	04/26/31	15,100	14,988,521
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/15/30	6,250	6,250,148
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
3.627%(c)	07/20/32	8,000	8,008,302
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
3.159%(c)	10/15/32	11,750	11,749,565
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
3.082%(c)	04/17/31	9,000	8,875,989
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
3.012%(c)	07/17/29	10,000	9,898,110
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
3.546%(c)	07/20/32	12,500	12,498,206
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
3.132%(c)	01/17/31	4,000	3,992,241
Series 2015-01A, Class A1R2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.115%(c)	05/21/29	10,000	9,992,926
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.236%(c)	07/20/30	10,750	10,765,359
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.101%(c)	07/16/31	6,000	5,982,170
Prudential PLC (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.151%(c)	07/15/31	10,000	9,912,967
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
3.126%(c)	10/20/31	15,000	14,962,047
Shackleton CLO Ltd. (Cayman Islands),
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
3.171%(c)	07/15/31	16,750	16,556,636
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
3.006%(c)	01/26/31	4,000	3,934,987

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.220%(c)	07/25/30	4,500	$4,457,690
TCW CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.440% (Cap N/A, Floor 1.440%)
3.350%(c)	02/15/29	7,000	6,990,686
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (CAP N/A, Floor 0.000%)
3.242%(c)	01/17/30	6,750	6,706,940
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
3.231%(c)	07/15/29	1,500	1,502,507
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/31	6,000	5,989,718
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.183%(c)	10/18/31	16,000	15,899,818
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.150%(c)	01/25/31	5,000	4,968,283
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.910%(c)	04/25/31	8,000	7,907,608
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.152%(c)	01/17/31	4,500	4,483,371
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
3.102%(c)	07/17/31	20,000	19,800,332
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
3.527%(c)	07/20/32	10,000	9,997,695
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.371%(c)	07/15/29	7,750	7,663,659
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.951%(c)	04/15/29	15,000	14,921,313

			629,265,260

Consumer Loans — 1.0%
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27	5,800	5,797,685
Series 2019-02A, Class A, 144A
2.780%	04/20/28	3,900	3,883,342
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32	1,900	1,893,495

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
OneMain Financial Issuance Trust,
Series 2016-01A, Class A, 144A
3.660%	02/20/29	577	$578,447
Series 2017-01A, Class B, 144A
2.790%	09/14/32	1,500	1,498,426
Oportun Funding LLC,
Series 2017-A, Class A, 144A
3.230%	06/08/23	3,250	3,258,518
Series 2017-B, Class A, 144A
3.220%	10/10/23	7,500	7,523,685
Series 2018-A, Class A, 144A
3.610%	03/08/24	2,970	2,998,778
Series 2018-B, Class A, 144A
3.910%	07/08/24	4,800	4,875,707
Series 2018-C, Class A, 144A
4.100%	10/08/24	3,700	3,775,856
Series 2018-D, Class A, 144A
4.150%	12/09/24	2,600	2,655,536
Series 2019-A, Class A, 144A
3.080%	08/08/25	3,900	3,899,469
PNMAC GMSR Issuer Trust,
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	08/25/25	1,800	1,806,109

			44,445,053

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	6,800	7,531,995

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41	6,900	6,848,180

Home Equity Loans — 0.3%
ABFC Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.550%)
2.617%(c)	08/25/33	297	297,514
Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)
2.492%(c)	06/25/34	1,693	1,652,992
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.320%)
2.432%(c)	05/25/34	962	930,275
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)
2.842%(c)	12/25/34	1,038	1,007,097
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 0.750%)
3.292%(c)	03/25/43	784	783,786

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.240%)
2.272%(c)	01/25/34	2,846	$2,766,690
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)
2.492%(c)	09/25/34	820	790,363
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	04/25/34	1,662	1,626,144
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)
2.812%(c)	10/25/33	121	121,002
Series 2004-HE01, Class A4, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.370%)
2.532%(c)	01/25/34	1,494	1,460,770
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.050%)
3.367%(c)	11/25/32	422	422,362
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.320%)
2.432%(c)	08/25/33	837	817,099

			12,676,094

Manufactured Housing — 0.2%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	8,012	8,047,526

Other — 0.2%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
4.592%(c)	06/25/24	9,800	9,751,198

Residential Mortgage-Backed Securities — 0.8%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.300%)
2.392%(c)	02/25/34	227	219,902
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.390%)
2.572%(c)	10/25/34	803	790,877
Countrywide Asset-Backed Certificates,
Series 2004-12, Class AF6
4.634%(cc)	03/25/35	18	18,119
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)
2.842%(c)	11/25/34	763	760,970
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
4.440%(cc)	05/25/35	57	57,390

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Legacy Mortgage Asset Trust,
Series 2017-RPL01, Class A, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
3.555%(c)	01/28/70		1,466	$1,481,860
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		2,035	2,053,559
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59		1,105	1,113,245
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		3,297	3,311,262
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		1,280	1,289,830
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 1.650%)
4.267%(c)	06/25/34		813	813,676
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.230%)
3.637%(c)	01/25/35		718	718,012
Structured Asset Investment Loan Trust,
Series 2004-07, Class A7, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.420%)
2.632%(c)	08/25/34		493	493,384
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.470%)
2.732%(c)	09/25/34		2,418	2,393,251
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	8,617	9,646,554
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		2,286	2,298,121
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57		6,126	6,161,218
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	10/25/59		2,476	2,478,706

				36,099,936

Student Loans — 1.8%
Commonbond Student Loan Trust,
Series 2017-AGS, Class A2, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.642%(c)	05/25/41		1,413	1,401,954
Earnest Student Loan Program LLC,
Series 2017-A, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	01/25/41		422	423,359
Series 2017-A, Class A2, 144A
2.650%	01/25/41		1,786	1,792,557
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
3.015%(cc)	08/25/43		6,355	6,469,326
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		3,000	3,006,370
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68		4,700	4,676,669

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
(0.257)%	12/15/45		12,767	$13,037,973
Series 2019-D, Class 1PT, 144A
2.460%(cc)	01/16/46		21,565	22,097,659
Series 2019-F, Class PT1, 144A
1.870%(cc)	02/15/45		17,000	17,078,200
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		5,500	5,391,628

				75,375,695

TOTAL ASSET-BACKED SECURITIES (cost $907,349,625)				907,867,326

BANK LOANS — 0.2%
Computers — 0.0%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
5.555%(c)	09/30/24		1,838	1,845,414

Healthcare-Products — 0.0%
Avantor, Inc. (United Kingdom),
Initial B-2 Euro Term Loan, 1 Month EURIBOR + 3.250%
3.250%(c)	11/21/24	EUR	320	362,824

Pharmaceuticals — 0.1%
Ceva Sante Animale SA (United Kingdom),
Term Loan, 3 Month EURIBOR + 4.750%
4.750%(c)	04/13/26	EUR	2,200	2,485,631

Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.961%(c)	04/20/26^		1,037	985,489
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26^	EUR	583	654,195
Term B, 3 Month GBP LIBOR + 4.750%
5.542%(c)	02/07/25	GBP	796	1,034,912
Term B-1, 3 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	1,757	1,950,166

				4,624,762

TOTAL BANK LOANS (cost $9,653,472)				9,318,631

COMMERCIAL MORTGAGE-BACKED SECURITIES — 21.0%
BANK,
Series 2017-BNK07, Class A4
3.175%	09/15/60		20,000	20,839,618
Series 2018-BN13, Class A4
3.953%	08/15/61		11,300	12,408,027
Series 2019-BN20, Class A2
2.758%	09/15/61		17,000	17,081,555
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52		24,000	23,983,757

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
2.462%(c)	03/15/37	6,835	$6,800,005
Benchmark Mortgage Trust,
Series 2018-B02, Class A4
3.615%	02/15/51	7,550	8,087,912
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	27,500	27,307,435
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	9,000	9,353,323
Series 2019-CD08, Class A3
2.657%	08/15/57	25,000	25,006,116
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	19,000	19,463,851
Series 2016-C07, Class A2
3.585%	12/10/54	13,656	14,500,658
Series 2016-C07, Class A3
3.839%	12/10/54	14,766	15,901,757
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	12,600	13,109,312
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	6,771	7,207,051
Series 2015-GC27, Class A2
2.687%	02/10/48	7,409	7,406,244
Series 2015-GC31, Class A3
3.497%	06/10/48	22,600	23,766,893
Series 2017-C04, Class A3
3.209%	10/12/50	9,800	10,216,190
Series 2019-GC41, Class A4
2.620%	08/10/56	10,000	9,967,487
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	6,567	6,964,566
Series 2014-CR20, Class A3
3.326%	11/10/47	17,000	17,727,033
Series 2014-UBS04, Class A3
3.430%	08/10/47	15,300	15,602,949
Series 2014-UBS06, Class A4
3.378%	12/10/47	8,000	8,341,840
Series 2015-CR27, Class A3
3.349%	10/10/48	16,750	17,510,333
Series 2015-DC01, Class A4
3.078%	02/10/48	15,000	15,449,873
Series 2015-LC21, Class A3
3.445%	07/10/48	19,100	20,018,910
Series 2015-LC23, Class A3
3.521%	10/10/48	13,500	14,245,978
Series 2015-PC01, Class A5
3.902%	07/10/50	4,620	4,926,821
Series 2016-COR01, Class A3
2.826%	10/10/49	12,000	12,205,766

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	22,001	$22,700,629
Series 2017-CX10, Class A4
3.191%	11/15/50	7,625	7,924,965
Series 2018-CX12, Class A3
3.959%	08/15/51	7,000	7,665,105
DBJPM Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	11,300	11,377,751
Fannie Mae-Aces,
Series 2015-M17, Class A2
2.934%(cc)	11/25/25	10,700	11,075,654
Series 2017-M04, Class A2
2.586%(cc)	12/25/26	25,000	25,613,191
Series 2018-M04, Class A2
3.045%(cc)	03/25/28	9,750	10,220,089
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.479%(cc)	06/25/20	26,876	35,574
Series K020, Class X1, IO
1.373%(cc)	05/25/22	42,517	1,072,952
Series K021, Class X1, IO
1.425%(cc)	06/25/22	23,549	645,984
Series K024, Class X1, IO
0.822%(cc)	09/25/22	37,750	668,192
Series K025, Class X1, IO
0.820%(cc)	10/25/22	30,447	560,111
Series K052, Class X1, IO
0.661%(cc)	11/25/25	128,618	4,049,814
Series K055, Class X1, IO
1.364%(cc)	03/25/26	27,467	1,936,753
Series K070, Class A2
3.303%(cc)	11/25/27	8,700	9,239,850
Series K072, Class A2
3.444%	12/25/27	4,300	4,609,328
Series K075, Class A2
3.650%(cc)	02/25/28	31,070	33,722,837
Series K075, Class AM
3.650%(cc)	02/25/28	8,075	8,716,009
Series K077, Class A2
3.850%(cc)	05/25/28	17,965	19,746,444
Series K081, Class A2
3.900%(cc)	08/25/28	21,830	24,125,463
Series K089, Class A2
3.563%	01/25/29	7,500	8,118,922
Series K097, Class X1, IO
1.090%(cc)	07/25/29	49,994	4,494,718
Series Q001, Class XA, IO
2.227%(cc)	02/25/32	28,676	3,769,791
Series W5FX, Class AFX
3.214%(cc)	04/25/28	5,230	5,543,151
GS Mortgage Securities Trust,
Series 2014-GC24, Class A5
3.931%	09/10/47	4,615	4,920,791
Series 2014-GC26, Class A4
3.364%	11/10/47	8,000	8,321,628

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-GC42, Class A3
2.749%	09/01/52	22,000	$22,158,197
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A2
2.773%	10/15/48	1,749	1,748,633
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4
3.224%	07/15/50	15,500	16,137,714
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C07, Class A3
2.655%	02/15/46	5,680	5,740,738
Series 2013-C08, Class A3
2.863%	12/15/48	4,502	4,573,074
Series 2013-C09, Class A3
2.834%	05/15/46	12,046	12,241,590
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A4
3.596%	12/15/49	5,000	5,319,278
Series 2019-H07, Class A3
3.005%	07/15/52	5,300	5,428,046
One Bryant Park Trust,
Series 2019-OBP, Class A, 144A
2.516%	09/15/54	8,300	8,078,192
UBS Commercial Mortgage Trust,
Series 2018-C08, Class ASB
3.903%	02/15/51	10,175	10,908,671
Series 2018-C12, Class A4
4.030%	08/15/51	11,500	12,689,664
Series 2019-C16, Class A3
3.344%	04/15/52	10,000	10,535,964
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	6,932	7,024,027
Series 2013-C06, Class A3
2.971%	04/10/46	12,184	12,430,348
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	3,610	3,740,651
Series 2015-LC20, Class A4
2.925%	04/15/50	15,000	15,370,588
Series 2016-BNK01, Class A2
2.399%	08/15/49	11,300	11,255,877
Series 2016-C37, Class A4
3.525%	12/15/49	5,800	6,145,260
Series 2016-LC24, Class A3
2.684%	10/15/49	15,500	15,665,845
Series 2017-C38, Class A4
3.190%	07/15/50	9,500	9,890,356
Series 2017-C39, Class ASB
3.212%	09/15/50	6,900	7,160,467
Series 2017-C41, Class A3
3.210%	11/15/50	15,000	15,613,413
Series 2018-C46, Class A3
3.888%	08/15/51	13,500	14,718,780
Series 2019-C49, Class A3
3.749%	03/15/52	13,200	14,045,549

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C52, Class A4
2.643%	08/15/52		6,400	$6,379,173

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $885,816,660)				901,277,051

CORPORATE BONDS — 32.3%
Aerospace & Defense — 0.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.825%	03/01/59		4,550	4,690,821
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25		5,100	5,262,876
7.875%	04/15/27		4,690	4,832,221
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		2,995	3,369,701

				18,155,619

Agriculture — 0.4%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	(a)	2,950	3,004,573
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		11,445	11,698,419
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
7.000%	08/04/41		1,244	1,505,747

				16,208,739

Airlines — 0.4%
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		3,503	3,696,067
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		874	920,763
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.400%	04/19/21		7,770	7,873,401
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		2,951	2,971,668

				15,461,899

Auto Manufacturers — 1.1%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.411%(c)	04/12/21		1,090	1,091,540
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21		4,410	4,480,546
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22		17,795	17,985,423

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		4,285	$4,492,098
6.250%	10/02/43		3,650	4,069,042
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
2.862%(c)	04/09/21		1,260	1,261,096
Gtd. Notes
3.150%	06/30/22		12,500	12,731,869
3.550%	04/09/21		950	965,696

				47,077,310

Auto Parts & Equipment — 0.4%
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26	(a)	2,200	2,397,529
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)	3,375	3,503,726
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		1,000	1,048,006
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/25		6,325	6,501,041
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22		1,634	1,694,871

				15,145,173

Banks — 10.2%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.121%(c)	04/12/23		1,000	1,007,083
Sr. Unsec’d. Notes
3.125%	02/23/23		3,600	3,671,971
3.848%	04/12/23		1,400	1,460,502
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	1,490	1,726,803
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)	10,890	11,488,744
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		1,938	1,982,606
3.419%(ff)	12/20/28		13,042	13,682,312
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		1,346	1,393,192
Sr. Unsec’d. Notes, MTN
3.194%(ff)	07/23/30		12,195	12,615,441
3.824%(ff)	01/20/28		7,665	8,230,457
3.974%(ff)	02/07/30		490	537,429
4.078%(ff)	04/23/40		3,540	4,018,040
4.271%(ff)	07/23/29		1,010	1,121,849
Sub. Notes, MTN
4.450%	03/03/26		6,375	6,993,836
Sub. Notes, Series L, MTN
3.950%	04/21/25		8,575	9,138,354

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	—	(rr)	3,465	$3,648,185
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23		2,010	2,060,260
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		5,480	6,178,507
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23		7,590	7,858,454
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21		2,060	2,068,669
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	2,575	2,626,057
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	4,975	5,124,996
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)	3,315	3,769,278
Sr. Unsec’d. Notes
3.200%	10/21/26		1,780	1,845,558
3.668%(ff)	07/24/28		2,000	2,127,114
3.700%	01/12/26		1,940	2,066,458
3.887%(ff)	01/10/28	(a)	1,540	1,657,725
3.980%(ff)	03/20/30	(a)	10,000	10,919,015
8.125%	07/15/39		945	1,569,953
Sub. Notes
4.450%	09/29/27		3,745	4,123,561
4.600%	03/09/26		1,070	1,176,620
4.750%	05/18/46		3,835	4,586,115
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21		1,700	1,727,927
3.800%	06/09/23		5,555	5,815,739
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.001%(ff)	09/20/22		10,250	10,339,718
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.192%(c)	02/04/21		2,300	2,301,173
Sr. Unsec’d. Notes
4.250%	02/04/21		2,125	2,160,298
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		3,960	4,000,492
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		2,700	2,818,364
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
1.625%	10/16/24		2,000	1,966,956
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23		5,855	6,034,692
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	7,490	7,568,606

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The), (continued)
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)	1,035	$1,118,101
Sr. Unsec’d. Notes
3.500%	11/16/26		4,640	4,881,083
3.750%	02/25/26		1,290	1,369,774
3.850%	01/26/27		3,850	4,095,111
5.750%	01/24/22		13,765	14,762,672
Sub. Notes
6.750%	10/01/37		1,600	2,213,564
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.292%(ff)	09/12/26		1,000	1,081,582
Sub. Notes
4.250%	03/14/24		980	1,039,748
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24		1,200	1,255,225
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	6,055	6,326,817
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	2,127	2,146,585
Jr. Sub. Notes, Series Z
5.300%(ff)	—	(rr)	7,950	8,023,351
Sr. Unsec’d. Notes
2.950%	10/01/26		4,110	4,236,152
3.200%	06/15/26		5,930	6,190,940
3.250%	09/23/22		9,245	9,552,968
3.509%(ff)	01/23/29		1,310	1,389,385
3.782%(ff)	02/01/28		5,075	5,458,530
3.964%(ff)	11/15/48		3,690	4,165,538
4.005%(ff)	04/23/29		23,820	26,119,053
4.500%	01/24/22		8,500	8,930,507
Lloyds Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
2.250%	08/14/22	(a)	17,600	17,676,475
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27		6,000	6,305,702
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	2,975	2,995,706
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	2,590	3,095,404
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		5,340	5,588,887
3.772%(ff)	01/24/29	(a)	3,610	3,881,398
3.875%	01/27/26		1,105	1,187,339
4.431%(ff)	01/23/30	(a)	21,270	24,033,040
5.500%	07/28/21		7,000	7,371,830
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		8,155	8,423,753
3.591%(ff)	07/22/28		2,055	2,180,637
Sub. Notes, GMTN
4.350%	09/08/26		7,000	7,647,954

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
People’s United Bank NA,
Sub. Notes
4.000%	07/15/24		550	$575,115
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25		3,370	3,582,458
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		6,135	6,433,884
State Street Corp.,
Jr. Sub. Notes, Series F
5.250%(ff)	—	(rr)	3,540	3,619,650
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.696%	07/16/24		15,000	15,204,704
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		7,290	7,397,559
3.126%(ff)	08/13/30		7,740	7,898,793

				436,666,083

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39		8,670	10,882,746
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.551%	05/25/21		2,540	2,594,634

				13,477,380

Building Materials — 0.3%
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		5,000	5,204,148
4.300%	07/15/47		3,967	3,761,287
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		2,915	2,995,174

				11,960,609

Chemicals — 0.8%
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		2,105	2,295,079
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25	(a)	5,000	5,033,057
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	(a)	1,950	2,214,286
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
6.000%	11/15/21		250	265,257
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		1,305	1,484,338
5.625%	11/15/43		455	537,577

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (continued)
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24			1,800	$1,855,819
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
5.250%	01/15/45			4,910	5,818,933
OCI NV (Netherlands),
Sr. Sec’d. Notes
3.125%	11/01/24		EUR	1,980	2,309,805
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22			4,650	4,802,865
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24			2,060	2,235,755
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands),
Gtd. Notes
6.500%	10/01/26	(a)	EUR	3,200	3,849,573

					32,702,344

Commercial Services — 0.6%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26			5,690	5,875,270
6.700%	06/01/34			1,025	1,382,938
7.000%	10/15/37			2,050	2,884,525
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25			3,940	3,961,375
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23			5,000	5,307,507
Loxam SAS (France),
Sr. Sub. Notes
4.500%	04/15/27		EUR	1,200	1,345,572
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28			2,955	3,077,847
5.250%	01/15/30	(a)		2,980	3,208,699
5.500%	05/15/27			520	557,815

					27,601,548

Diversified Financial Services — 0.7%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24			5,000	5,331,383
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.450%	04/30/21			11,965	12,178,078
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24			2,070	2,180,598
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25			4,895	5,181,345

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		1,975	$2,358,158
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		1,190	1,262,505
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes
7.390%	12/02/24		1,100	1,365,437
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20		1,750	1,750,216

				31,607,720

Electric — 2.5%
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44		2,300	2,840,390
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		3,600	3,751,694
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	1,655	1,702,050
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28		6,000	6,118,069
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48		1,750	1,951,855
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48		2,300	2,585,618
6.450%	01/15/38		2,110	3,016,978
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48		3,670	4,216,803
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24		8,945	8,957,541
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		2,030	2,153,478
Entergy Louisiana LLC,
Sec’d. Notes
4.000%	03/15/33		1,385	1,558,401
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN
6.350%	08/10/28		1,965	2,109,602
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21		5,450	5,462,925
7.125%	02/11/25		2,110	2,164,266
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23		400	408,225
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48		2,700	3,092,207

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22		7,110	$7,295,065
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31		2,360	3,323,726
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		855	1,069,874
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29		1,000	1,488,417
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		2,385	2,593,647
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		4,475	4,779,120
NRG Energy, Inc.,
Gtd. Notes, 144A
5.250%	06/15/29		725	786,262
PECO Energy Co.,
First Mortgage
3.700%	09/15/47		660	708,791
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		2,930	2,988,101
5.000%	03/15/44		1,500	1,729,787
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21		3,750	3,792,685
Public Service Co. of Colorado,
First Mortgage
3.200%	03/01/50		5,350	5,343,543
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41		1,125	1,141,052
4.150%	05/15/48		2,220	2,438,229
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		3,550	3,725,701
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		1,025	1,160,435
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series L
3.850%	02/01/48		4,655	4,801,697
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	(a)	3,051	3,193,098
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
3.300%	09/01/49		4,445	4,433,588

				108,882,920

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electrical Components & Equipment — 0.2%
Energizer Gamma Acquisition BV,
Gtd. Notes
4.625%	07/15/26		EUR	7,981	$9,484,752

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27			1,825	1,961,827
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28			1,500	1,534,695
4.250%	10/31/26			1,516	1,585,491
5.500%	07/31/47			1,271	1,312,832

					6,394,845

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.875%	11/15/26	(a)		3,450	3,112,276
Cirsa Finance International Sarl (Spain),
Sr. Sec’d. Notes
4.750%	05/22/25		EUR	2,700	3,175,459

					6,287,735

Foods — 0.6%
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23			59	60,160
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			2,430	2,520,826
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30			2,000	2,148,891
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.625%	10/01/39			935	972,050
4.875%	10/01/49			11,455	12,038,349
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44			2,415	2,704,127
Picard Bondco SA (Luxembourg),
Gtd. Notes
5.500%	11/30/24	(a)	EUR	2,360	2,607,504
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25	(a)		2,975	3,080,291

					26,132,198

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25			3,620	4,570,923

Gas — 0.1%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41			1,200	1,505,803

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (continued)
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44	(a)		235	$261,298
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48			3,210	3,356,380

					5,123,481

Healthcare-Products — 0.3%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	4,760	5,052,724
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	600	738,387
2.250%	03/07/39		EUR	805	1,026,710
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR	2,350	2,491,797
1.875%	10/01/49		EUR	1,525	1,586,461

					10,896,079

Healthcare-Services — 1.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37			2,250	3,029,945
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39			2,505	2,464,992
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24			10,345	10,450,744
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20			890	898,335
HCA, Inc.,
Gtd. Notes
5.875%	02/01/29	(a)		630	728,212
Sr. Sec’d. Notes
5.000%	03/15/24			10,000	10,931,453
Humana, Inc.,
Sr. Unsec’d. Notes
3.125%	08/15/29			7,620	7,757,531
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47			2,000	2,279,787
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22			365	372,369
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/26			1,765	1,855,596
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
5.125%	11/01/27			6,540	6,906,210

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	11/15/41			3,360	$3,994,736

					51,669,910

Home Builders — 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
6.250%	09/15/27			1,095	1,161,221
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27	(a)		2,240	2,441,535
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27			1,215	1,335,102
William Lyon Homes, Inc.,
Gtd. Notes
6.000%	09/01/23			2,000	2,090,001

					7,027,859

Household Products/Wares — 0.1%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	2,250	2,667,562

Insurance — 0.6%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.500%	07/16/44			1,630	1,875,733
AXIS Specialty Finance LLC,
Gtd. Notes
5.875%	06/01/20			1,700	1,725,339
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	2,100	2,481,560
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50			6,750	7,067,912
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37			2,155	2,801,414
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43			740	812,607
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42			235	273,744
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34			1,500	2,003,901
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47			2,915	3,311,396
4.900%	09/15/44			890	1,096,577
6.850%	12/16/39			246	359,662

					23,809,845

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 0.2%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		4,500	$4,639,933
3.500%	08/18/26		1,550	1,602,608
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		1,100	1,211,824

				7,454,365

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		1,950	2,043,539

Media — 1.4%
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24		2,061	2,105,050
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		615	623,547
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		1,840	1,876,608
5.125%	05/01/23		3,150	3,223,672
5.375%	06/01/29		1,000	1,072,655
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		6,380	6,732,829
5.375%	05/01/47		1,210	1,360,013
6.384%	10/23/35		4,300	5,427,514
6.484%	10/23/45		1,000	1,248,289
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)	4,000	4,435,698
Comcast Corp.,
Gtd. Notes
3.450%	02/01/50		1,900	1,943,016
4.150%	10/15/28		5,375	6,046,750
4.250%	10/15/30		1,840	2,105,727
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		7,280	7,482,764
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26		1,500	1,589,003
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		2,295	2,325,322
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37		2,030	2,295,224
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		2,200	2,323,985

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29		GBP	3,100	$4,445,796

					58,663,462

Mining — 0.2%
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40			850	1,135,407
7.500%	07/27/35	(a)		1,700	2,341,658
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	07/15/41			5,350	6,130,888

					9,607,953

Miscellaneous Manufacturing — 0.1%
Actuant Corp.,
Gtd. Notes
5.625%	06/15/22			2,390	2,408,306

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21			3,495	3,486,085
2.200%	07/18/20	(a)		1,365	1,364,677
2.750%	01/06/23			970	979,377
3.250%	02/11/22			885	901,101
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25			2,000	2,490,343
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
4.375%	02/11/20			300	300,909

					9,522,492

Oil & Gas — 2.5%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21			7,825	7,457,458
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26			650	519,358
10.000%	04/01/22	(a)		400	397,536
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47			880	1,022,850
6.750%	11/15/39			1,980	2,516,294
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
3.000%	05/09/23			1,965	1,997,911
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47			4,570	5,285,283
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34			489	546,841

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23			7,100	$7,440,160
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			1,895	2,307,029
Encana Corp. (Canada),
Gtd. Notes
6.500%	08/15/34			1,640	1,932,274
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22			2,238	2,368,740
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			2,205	2,414,289
4.750%	04/19/27			500	549,169
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24			10,000	10,093,405
Newfield Exploration Co.,
Gtd. Notes
5.375%	01/01/26			2,620	2,839,984
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/24			2,000	2,116,280
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36			7,000	3,517,516
6.450%	09/15/36			55	67,370
6.950%	07/01/24			3,110	3,656,802
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.750%	01/14/25		EUR	1,820	2,352,575
6.625%	01/16/34		GBP	2,520	4,012,032
6.900%	03/19/49			1,885	2,213,441
7.375%	01/17/27			1,090	1,329,590
Gtd. Notes, 144A
5.093%	01/15/30	(a)		1,211	1,298,761
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	2,600	3,094,359
5.500%	01/21/21			4,810	4,941,912
6.350%	02/12/48			2,644	2,551,776
6.500%	03/13/27			4,460	4,721,164
6.500%	01/23/29	(a)		200	210,179
Gtd. Notes, 144A
6.490%	01/23/27			5,091	5,429,286
6.840%	01/23/30	(a)		300	320,640
7.690%	01/23/50			621	678,003
Gtd. Notes, EMTN
2.750%	04/21/27		EUR	790	849,040
4.875%	02/21/28		EUR	2,950	3,549,731
Gtd. Notes, MTN
6.750%	09/21/47	(a)		6,752	6,792,036
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)		1,000	860,134

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Range Resources Corp., (continued)
5.000%	08/15/22		50	$48,993
5.000%	03/15/23	(a)	1,950	1,796,844
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21		440	435,796

				106,532,841

Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41		3,935	4,786,008

Packaging & Containers — 0.0%
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22		1,250	1,316,943

Pharmaceuticals — 2.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		5,735	6,054,734
4.500%	05/14/35		4,430	4,974,919
4.700%	05/14/45		5,155	5,755,001
Sr. Unsec’d. Notes, 144A
4.250%	11/21/49		8,895	9,412,351
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35		6,315	6,812,519
Allergan Sales LLC,
Gtd. Notes, 144A
4.875%	02/15/21		2,046	2,092,925
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
7.000%	01/15/28		595	657,922
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		500	512,986
5.250%	01/30/30		500	517,927
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
3.000%	10/08/21		7,500	7,602,302
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.625%	05/15/24		6,695	7,071,752
4.125%	06/15/39		980	1,127,687
4.250%	10/26/49		2,060	2,441,831
4.625%	05/15/44		2,000	2,415,487
5.000%	08/15/45		1,190	1,522,611
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		6,130	6,800,892
CVS Health Corp.,
Sr. Unsec’d. Notes
2.875%	06/01/26		4,420	4,483,892
4.300%	03/25/28		6,550	7,160,467
4.780%	03/25/38		935	1,061,082
5.125%	07/20/45		1,875	2,215,914
5.300%	12/05/43		645	772,461

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		1,555	$1,129,760
Mylan NV,
Gtd. Notes
5.250%	06/15/46		1,190	1,325,192
Nidda BondCo GmbH (Germany),
Gtd. Notes
5.000%	09/30/25	EUR	3,211	3,769,197

				87,691,811

Pipelines — 1.2%
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28		2,860	3,134,902
6.250%	04/15/49		5,080	6,138,895
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41		1,600	2,053,985
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50		7,505	7,700,794
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		2,525	2,569,378
4.875%	06/01/25		5,275	5,759,514
5.200%	03/01/47		290	312,689
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		600	622,733
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		3,400	4,345,122
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49		6,410	6,624,580
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		340	294,974
5.450%	04/01/44		1,925	1,695,401
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	11/15/21		2,100	2,161,887
4.850%	03/01/48		165	180,691
5.100%	09/15/45		3,500	3,881,117
5.400%	03/04/44		2,000	2,245,880

				49,722,542

Real Estate Investment Trusts (REITs) — 0.4%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		3,300	3,473,150
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25	EUR	4,000	4,949,717

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/30	(a)		10,050	$10,180,478

					18,603,345

Retail — 0.8%
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24			2,000	2,113,927
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.702%(c)	04/17/20			2,440	2,439,919
Sr. Unsec’d. Notes
4.200%	05/15/28			10,000	10,730,374
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25		EUR	2,800	3,148,212
Sr. Sec’d. Notes, 144A
6.250%	10/30/25		EUR	5,600	6,648,493
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)		4,175	4,496,247
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.875%	01/15/22			340	346,997
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)		2,500	2,616,274
Tasty Bondco 1 SA (Spain),
Sr. Sec’d. Notes
6.250%	05/15/26		EUR	3,100	3,642,819

					36,183,262

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22			3,475	3,611,672

Semiconductors — 0.2%
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21			4,060	4,108,683
3.125%	10/15/22			3,125	3,185,894

					7,294,577

Software — 0.1%
InterXion Holding NV (Netherlands),
Gtd. Notes, 144A
4.750%	06/15/25		EUR	450	546,015
IQVIA, Inc.,
Gtd. Notes, 144A
2.250%	01/15/28		EUR	2,700	3,127,019
Microsoft Corp.,
Sr. Unsec’d. Notes
3.950%	08/08/56			1,250	1,472,804

					5,145,838

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 1.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.800%	02/15/27		1,075	$1,150,117
4.300%	02/15/30		550	611,016
4.500%	05/15/35		129	143,673
4.500%	03/09/48	(a)	729	805,693
4.850%	03/01/39		15,185	17,517,587
5.150%	03/15/42		165	193,515
5.350%	09/01/40		456	548,894
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	(a)	2,970	2,978,967
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		9,000	9,527,565
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		850	856,829
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		2,779	2,945,887
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29		545	608,926
4.500%	08/10/33		2,580	3,013,948
4.522%	09/15/48		1,620	1,935,894

				42,838,511

Textiles — 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.850%	02/01/23	(a)	891	929,340

Transportation — 0.1%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34		330	381,701
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.750%	08/15/24	(a)	5,250	5,703,700

				6,085,401

TOTAL CORPORATE BONDS (cost $1,323,933,005)				1,389,454,741

MUNICIPAL BONDS — 1.8%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32		625	692,275

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41		2,455	3,021,442

California — 0.6%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49		4,890	7,445,954

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
Taxable, Revenue Bonds
2.574%	04/01/31		2,725	$2,707,287
Los Angeles Department of Water,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39		4,900	6,402,732
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39		1,475	2,002,843
6.574%	07/01/45		750	1,173,548
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34		3,170	4,784,291

				24,516,655

Illinois — 0.3%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40		2,970	4,261,624
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22		7,055	7,610,581
General Obligation Unlimited, Taxable
5.100%	06/01/33	(a)	1,050	1,130,955

				13,003,160

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43		2,200	2,964,918

Missouri — 0.0%
University of Missouri,
Revenue Bonds, BABs
5.792%	11/01/41		400	544,432

New Jersey — 0.2%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41		1,750	2,677,553
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40		1,075	1,686,804
Rutgers State University,
Taxable, Revenue Bonds, BABs
5.665%	05/01/40		1,920	2,447,347

				6,811,704

New York — 0.2%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36		1,320	1,625,237
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44		2,000	2,873,240
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		1,940	2,381,990

				6,880,467

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
North Carolina — 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, 3 Month LIBOR + 0.800%
2.740%(c)	07/25/36	5,900	$5,849,732

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.800%	06/01/2111	4,165	5,294,215

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	500	670,765
Revenue Bonds, BABs, Series B
5.511%	12/01/45	1,280	1,701,824

			2,372,589

Texas — 0.0%
City of San Antonio TX Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	1,270	1,458,608

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	1,110	1,296,413

TOTAL MUNICIPAL BONDS (cost $66,590,108)			74,706,610

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.0%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
1.982%(c)	03/27/36	3,423	3,386,284
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
1.922%(c)	02/27/37	1,829	1,802,823
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	05/27/36	1,155	1,149,825
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
3.394%(c)	09/26/45	1,189	1,217,449
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.492%(c)	10/25/27	458	459,404
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	04/25/28	2,218	2,221,199
Series 2019-02A, Class M1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	04/25/29	1,657	1,656,695
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.242%(c)	04/25/29	1,760	1,761,002
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.892%(c)	07/25/29	3,483	3,486,207

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
3.392%(c)	07/25/29	2,700	$2,702,874
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	10/25/29	6,300	6,301,961
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	10/25/29	5,600	5,597,049
BVRT Financing Trust,
Series 2019-01, Class F, 144A
3.865%	09/15/21^	29,171	29,170,623
Central Park Funding Trust,
Series 2019-01, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.205%(c)	04/25/24	6,800	6,865,696
Series 2019-02, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	04/25/23	5,672	5,672,507
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.709%(c)	01/25/57	2,507	2,556,033
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	7,444	7,444,493
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	5,765	5,761,185
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
3.794%(cc)	09/25/47	1,358	1,348,968
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
3.942%(c)	09/25/31	7,060	7,101,114
Credit Suisse Mortgage Trust,
Series 2019-06R, Class 1A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.094%(c)	10/25/46	7,944	7,961,230
Series 2019-11R, Class 1A1, 144A
—%(p)	09/25/45	260	259,940
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.042%(c)	04/25/29	449	449,331
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.592%(c)	04/25/29	1,030	1,031,446
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29	9	9,424
Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	03/25/31	3,132	3,137,431
Freddie Mac REMICS,
Series 4777, Class CB
3.500%	10/15/45	7,357	7,538,673

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN04, Class M3, 1 Month LIBOR + 4.550% (Cap N/A, Floor 0.000%)
6.342%(c)	10/25/24	567	$608,474
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
5.092%(c)	10/25/27	4,850	5,169,470
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.092%(c)	03/25/29	974	976,117
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.042%(c)	11/25/28	679	681,543
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	03/25/29	1,311	1,315,476
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	04/25/29	2,987	2,993,940
GCAT LLC,
Series 2019-04, Class A1, 144A
3.228%	11/26/49	12,343	12,340,513
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	18,410	18,257,151
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/26/37	906	902,289
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/26/37	2,500	2,449,985
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	10/26/36	3,222	3,168,396
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	10/26/36	2,025	1,924,643
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	05/25/29	1,085	1,085,836
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	2,133	2,129,203
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59	9,838	9,841,266
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.281%(c)	04/01/24	1,415	1,411,518
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	1,150	1,193,564
MRA Issuance Trust,
Series 2019-03, 144A, 1 Month LIBOR + 1.150%
2.915%(c)	03/31/20	30,600	30,570,823

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57		3,637	$3,768,092
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
3.342%(c)	07/25/28		490	490,218
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	07/25/29		1,900	1,902,342
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
2.442%(c)	06/25/57		1,730	1,720,191
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	11/27/20		1,765	1,764,800
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 1.500%)
4.542%(c)	01/27/21		2,466	2,465,101
Series 2019-04, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.305%(c)	05/27/21^		18,240	18,240,000
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.192%(c)	03/25/28		220	219,567
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
4.492%(c)	03/25/28		260	260,849
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	06/25/29		799	799,025
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2017-A11A, Class A1, 144A, 3 Month GBP LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.652%(c)	05/20/45	GBP	9,517	12,610,460

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $256,397,510)				259,311,718

SOVEREIGN BONDS — 5.2%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
3.875%	01/15/22	EUR	3,500	1,874,802
4.625%	01/11/23		4,270	2,125,076
6.875%	04/22/21		1,100	592,458
7.820%	12/31/33	EUR	2,104	1,360,278
7.820%	12/31/33	EUR	226	143,808
8.280%	12/31/33		932	575,291
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		2,556	2,741,484

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
11.750%	02/25/20		300	$304,753
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21		4,000	4,157,649
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		1,985	2,206,631
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
10.500%	03/24/20		352	357,244
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A
6.588%	02/21/28		755	786,948
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25	EUR	3,280	3,877,115
4.750%	04/16/26	EUR	3,245	3,826,462
6.375%	04/11/31	EUR	3,565	4,281,576
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes
6.950%	02/15/26		3,000	3,761,974
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, EMTN
2.375%	06/04/25		2,000	2,042,187
Hellenic Republic Government Bond (Greece),
Bonds
3.000%(cc)	02/24/23	EUR	1,000	1,240,973
3.000%(cc)	02/24/24	EUR	1,100	1,391,018
3.000%(cc)	02/24/26	EUR	850	1,121,016
3.000%(cc)	02/24/31	EUR	1,690	2,265,914
3.000%(cc)	02/24/32	EUR	1,295	1,779,195
3.000%(cc)	02/24/35	EUR	1,000	1,371,311
3.500%	01/30/23	EUR	7,292	8,984,773
3.900%	01/30/33	EUR	205	282,165
4.200%	01/30/42	EUR	515	763,901
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	745	1,137,832
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		560	631,230
5.750%	11/22/23		1,500	1,691,366
6.375%	03/29/21		10,128	10,689,527
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	1,355	1,575,445
3.375%	07/30/25	EUR	2,700	3,443,856
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		1,440	1,719,506
Sr. Unsec’d. Notes, EMTN
2.875%	07/08/21	EUR	2,645	3,090,911
3.750%	06/14/28	EUR	5,755	7,778,737
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		3,400	3,344,974
2.125%	04/13/21		200	200,431
2.625%	04/20/22		3,800	3,854,676

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A
8.875%	12/01/24			2,000	$2,583,925
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36			1,890	2,648,631
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24			26,840	30,140,720
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	(a)		280	287,894
Province of Quebec (Canada),
Unsec’d. Notes, MTN
7.140%	02/27/26			3,520	4,445,628
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.950%	06/09/21			5,210	2,401,382
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.817%	03/14/49			635	783,883
5.103%	04/23/48			3,015	3,870,058
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23			8,285	9,504,482
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28		GBP	6,030	9,983,561
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33			16,870	19,588,186
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	04/19/27		EUR	2,020	2,477,093
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35		EUR	770	1,004,172
4.125%	03/11/39		EUR	2,457	3,196,980
4.375%	08/22/23			2,000	2,134,129
4.625%	04/03/49		EUR	500	692,613
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.000%	07/09/39		EUR	1,745	2,060,128
Sr. Unsec’d. Notes, 144A, MTN
4.000%	04/17/25			1,765	1,904,292
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
4.750%	03/13/28		EUR	1,690	1,996,945
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
7.250%	09/28/21			6,000	6,540,745
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
5.250%	02/18/24			3,097	3,491,037
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.000%	05/17/21			6,000	6,001,269
2.500%	06/08/22			800	809,134
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/20			460	473,130

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
7.750%	09/01/21	3,430	$3,632,040
8.994%	02/01/24	510	574,484
Sr. Unsec’d. Notes, 144A
7.750%	09/01/20	2,150	2,211,367
7.750%	09/01/22	1,550	1,668,019
8.994%	02/01/24	3,200	3,604,607

TOTAL SOVEREIGN BONDS (cost $221,907,010)			224,085,027

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Federal Home Loan Mortgage Corp.
2.500%	09/01/29	279	282,582
2.500%	03/01/30	1,329	1,347,328
2.559%(s)	12/14/29	2,400	1,883,842
3.000%	05/01/29	1,541	1,588,538
3.500%	09/01/42	749	789,084
4.000%	11/01/37	1,491	1,564,739
4.000%	09/01/40	5,451	5,846,710
4.000%	11/01/40	2,711	2,907,613
4.000%	12/01/40	2,487	2,667,295
4.000%	01/01/44	1,139	1,217,220
4.000%	01/01/44	1,154	1,232,683
4.000%	06/01/48	1,149	1,198,628
4.000%	07/01/48	13,661	14,236,650
4.500%	12/01/40	1,474	1,602,589
4.500%	07/01/41	2,749	2,987,829
4.500%	03/01/42	2,280	2,478,199
4.500%	06/01/44	2,350	2,557,939
6.250%	07/15/32(k)	3,400	4,884,850
6.750%	09/15/29	4,060	5,687,691
6.750%	03/15/31(k)	4,000	5,788,059
Federal National Mortgage Assoc.
2.500%	TBA	2,000	2,017,860
2.500%	TBA	31,500	31,146,601
2.500%	04/01/28	86	86,664
2.500%	06/01/28	1,089	1,101,979
2.500%	08/01/28	415	419,890
2.500%	09/01/28	566	572,736
2.500%	09/01/49	17,774	17,579,435
3.000%	02/01/31	2,386	2,453,609
3.000%	01/01/32	356	366,431
3.000%	07/01/43	242	248,977
3.000%	08/01/43	550	565,909
3.000%	11/01/43	7,694	7,915,212
3.000%	12/01/47	9,280	9,515,744
3.500%	TBA	25,000	25,716,250
3.500%	04/01/32	2,670	2,776,623
3.500%	05/01/42	1,296	1,363,984
3.500%	05/01/42	1,319	1,388,454
3.500%	05/01/42	1,686	1,774,945
3.500%	07/01/42	6,549	6,894,846
3.500%	09/01/42	3,948	4,155,895
3.500%	09/01/42	19,375	20,396,804
3.500%	02/01/47	4,074	4,248,630
3.500%	08/01/49	23,547	24,227,280
4.000%	09/01/40	2,497	2,676,941
4.000%	12/01/43	106	113,059
4.000%	07/01/47	7,787	8,274,996

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/47		4,047	$4,255,238
4.000%	10/01/47		8,131	8,701,073
4.000%	11/01/47		2,154	2,304,703
4.000%	10/01/48		837	873,217
4.000%	11/01/48		2,263	2,399,673
4.500%	05/01/39		2,291	2,496,054
4.500%	12/01/40		3,760	4,084,037
4.500%	06/01/48		6,927	7,305,328
4.500%	01/01/49		3,610	3,813,870
6.250%	05/15/29	(k)	4,310	5,820,873
6.625%	11/15/30	(k)	1,485	2,114,722
7.125%	01/15/30	(k)	1,440	2,082,443
Freddie Mac Strips Coupon
3.247%(s)	07/15/32		1,000	702,912
Government National Mortgage Assoc.
3.500%	TBA		10,000	10,307,000
3.500%	09/15/41		288	302,476
3.500%	11/15/41		5	5,274
3.500%	11/15/41		123	128,785
3.500%	01/15/42		27	27,988
3.500%	02/15/42		216	226,179
3.500%	03/15/42		12	12,486
3.500%	03/15/42		780	821,435
3.500%	05/15/42		200	210,873
3.500%	06/15/42		116	122,064
3.500%	07/15/42		33	34,809
3.500%	07/15/42		161	169,392
3.500%	07/15/42		294	309,891
3.500%	07/15/42		382	402,068
3.500%	08/15/42		19	19,838
3.500%	01/15/43		138	145,278
3.500%	02/15/43		207	217,739
3.500%	04/15/43		559	588,523
3.500%	05/15/43		16	17,209
3.500%	05/15/43		18	19,136
3.500%	05/15/43		42	44,213
3.500%	05/15/43		68	72,056
3.500%	05/20/43		5,615	5,897,973
3.500%	07/15/43		390	414,747
3.500%	10/15/43		39	41,260
3.500%	11/15/43		25	26,185
3.500%	12/15/43		492	524,195
3.500%	01/15/44		156	164,075
3.500%	08/20/48		15,047	15,601,281
3.500%	09/20/48		26,592	27,572,246
4.000%	01/20/40		832	885,206
4.000%	10/20/40		800	854,290
4.000%	02/20/41		1,028	1,096,953
4.000%	12/20/46		4,783	5,022,178
4.000%	07/20/47		571	597,911
4.000%	12/20/47		2,966	3,104,154
4.000%	01/20/48		20,691	21,656,395
4.500%	05/20/40		2,509	2,698,010
4.500%	12/20/40		2,369	2,547,142
4.500%	11/20/46		794	857,067
4.500%	08/20/48		6,152	6,457,611
Tennessee Valley Authority Generic Strip, Bonds
2.723%(s)	09/15/30		2,730	2,048,278

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.919%(s)	03/15/33		600	$410,935

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $395,284,478)				400,386,769

U.S. TREASURY OBLIGATIONS — 3.2%
U.S. Treasury Bonds
2.250%	08/15/49	(h)	69,520	67,434,400
3.625%	08/15/43	(h)	3,620	4,440,722
U.S. Treasury Notes
1.500%	08/15/22	(k)	2,540	2,533,650
1.750%	12/31/26		17,285	17,190,473
1.750%	11/15/29		1,755	1,728,401
2.250%	11/15/27	(k)	5,440	5,591,300
2.625%	12/31/23	(k)	4,735	4,909,973
2.625%	03/31/25	(h)(k)	17,500	18,292,969
3.000%	09/30/25		4,725	5,044,307
U.S. Treasury Strips Coupon
1.898%(s)	08/15/29	(k)	2,020	1,656,952
2.100%(s)	11/15/35	(h)(k)	4,200	2,912,930
2.174%(s)	05/15/29	(k)	3,435	2,838,839
2.346%(s)	11/15/40	(h)	1,135	680,911
2.375%(s)	11/15/41		1,130	658,710

TOTAL U.S. TREASURY OBLIGATIONS (cost $135,822,316)				135,914,537

			Shares

COMMON STOCK — 0.0%
Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)			64,148	483,035

(cost $1,279,096)
TOTAL LONG-TERM INVESTMENTS (cost $4,204,033,280)				4,302,805,445

SHORT-TERM INVESTMENTS — 3.0%
AFFILIATED MUTUAL FUNDS — 3.0%
PGIM Core Ultra Short Bond Fund(w)			34,507,733	34,507,733
PGIM Institutional Money Market Fund (cost $93,440,081; includes $93,300,098 of cash collateral for securities on loan)(b)(w)			93,433,674	93,452,361

TOTAL AFFILIATED MUTUAL FUNDS (cost $127,947,814)				127,960,094

OPTIONS PURCHASED*~ — 0.0%
(cost $26,602)				666,026

TOTAL SHORT-TERM INVESTMENTS (cost $127,974,416)				128,626,120

TOTAL INVESTMENTS — 103.1% (cost $4,332,007,696)				4,431,431,565
Liabilities in excess of other assets(z) — (3.1)%				(133,366,551)

NET ASSETS — 100.0%				$4,298,065,014

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $49,052,954 and 1.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $91,114,548; cash collateral of $93,300,098 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2019.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	4,657	$48,511
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	11,320	108,037
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	22,471	225,456
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	22,780	239,668
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	4,528	44,354

Total Options Purchased (cost $26,602)							$666,026

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
8,460	5 Year U.S. Treasury Notes	Mar. 2020	$1,003,435,355	$(2,859,993)
585	10 Year U.S. Ultra Treasury Notes	Mar. 2020	82,311,331	(619,434)
686	20 Year U.S. Treasury Bonds	Mar. 2020	106,951,688	(2,272,664)
1,610	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	292,466,562	(7,423,814)

				(13,175,905)

Short Positions:
3,454	2 Year U.S. Treasury Notes	Mar. 2020	744,337,000	281,572
142	5 Year Euro-Bobl	Mar. 2020	21,284,773	121,549
226	10 Year Euro-Bund	Mar. 2020	43,219,931	572,495
49	10 Year U.S. Treasury Notes	Mar. 2020	6,292,672	3,386
7	30 Year Euro Buxl	Mar. 2020	1,557,660	57,470
182	Euro Schatz Index	Mar. 2020	22,845,339	8,015

				1,044,487

				$(12,131,418)

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/09/20	HSBC Bank USA, N.A.	GBP	8,782	$11,330,647	$11,635,641	$304,994	$—
Euro,
Expiring 01/09/20	Morgan Stanley & Co. International PLC	EUR	3,361	3,709,533	3,772,496	62,963	—
Expiring 01/09/20	Morgan Stanley & Co. International PLC	EUR	1,497	1,663,514	1,680,361	16,847	—

				$16,703,694	$17,088,498	384,804	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/09/20	Barclays Bank PLC	GBP	30,756	$39,595,827	$40,750,380	$—	$(1,154,553)
Euro,
Expiring 01/09/20	Bank of America, N.A.	EUR	2,044	2,259,704	2,294,516	—	(34,812)
Expiring 01/09/20	Citibank, N.A.	EUR	132,611	147,020,211	148,833,535	—	(1,813,324)
Expiring 01/09/20	Citibank, N.A.	EUR	3,080	3,441,409	3,456,773	—	(15,364)

				$192,317,151	$195,335,204	—	(3,018,053)

						$384,804	$(3,018,053)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)**:
Government of Malaysia (D01)	12/20/23	1.000%(Q)	4,500	0.263%	$129,702	$(4,375)	$134,077	Barclays Bank PLC
People’s Republic of China (D01)	12/20/23	1.000%(Q)	15,000	0.226%	453,968	(14,583)	468,551	Barclays Bank PLC
Republic of Argentina (D01)	12/20/23	1.000%(Q)	4,500	85.808%	(2,583,769)	(4,375)	(2,579,394)	Barclays Bank PLC
Republic of Brazil (D01)	12/20/23	1.000%(Q)	22,500	0.746%	225,929	(21,875)	247,804	Barclays Bank PLC
Republic of Chile (D01)	12/20/23	1.000%(Q)	4,500	0.308%	121,729	(4,375)	126,104	Barclays Bank PLC
Republic of Colombia (D01)	12/20/23	1.000%(Q)	6,000	0.510%	115,054	(5,833)	120,887	Barclays Bank PLC
Republic of Indonesia (D01)	12/20/23	1.000%(Q)	6,000	0.466%	125,282	(5,833)	131,115	Barclays Bank PLC
Republic of Lebanon (D01)	12/20/23	1.000%(Q)	4,500	38.369%	(2,467,866)	(4,375)	(2,463,491)	Barclays Bank PLC
Republic of Panama (D01)	12/20/23	1.000%(Q)	4,500	0.288%	125,378	(4,375)	129,753	Barclays Bank PLC
Republic of Peru (D01)	12/20/23	1.000%(Q)	4,500	0.274%	127,902	(4,375)	132,277	Barclays Bank PLC
Republic of Philippines (D01)	12/20/23	1.000%(Q)	4,500	0.244%	132,902	(4,375)	137,277	Barclays Bank PLC
Republic of South Africa (D01)	12/20/23	1.000%(Q)	13,500	1.345%	(171,512)	(13,125)	(158,387)	Barclays Bank PLC
Republic of Turkey (D01)	12/20/23	1.000%(Q)	22,500	2.512%	(1,247,091)	(21,875)	(1,225,216)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)** (continued):
Russian Federation (D01)	12/20/23	1.000%(Q)	13,500	0.386%	$324,349	$(13,125)	$337,474	Barclays Bank PLC
United Mexican States (D01)	12/20/23	1.000%(Q)	19,500	0.559%	336,903	(18,958)	355,861	Barclays Bank PLC
Emirate of Abu Dhabi (D02)	12/20/24	1.000%(Q)	1,000	0.336%	32,170	(278)	32,448	Morgan Stanley & Co. International PLC
Government of Malaysia (D02)	12/20/24	1.000%(Q)	2,000	0.352%	62,661	(556)	63,217	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D02)	12/20/24	1.000%(Q)	1,000	0.563%	21,176	(278)	21,454	Morgan Stanley & Co. International PLC
People’s Republic of China (D02)	12/20/24	1.000%(Q)	4,500	0.320%	147,946	(1,625)	149,571	Morgan Stanley & Co. International PLC
Republic of Argentina (D02)	12/20/24	1.000%(Q)	2,500	79.997%	(1,444,735)	(694)	(1,444,041)	Morgan Stanley & Co. International PLC
Republic of Brazil (D02)	12/20/24	1.000%(Q)	6,000	0.991%	4,525	(2,167)	6,692	Morgan Stanley & Co. International PLC
Republic of Chile (D02)	12/20/24	1.000%(Q)	1,000	0.422%	27,984	(278)	28,262	Morgan Stanley & Co. International PLC
Republic of Colombia (D02)	12/20/24	1.000%(Q)	2,500	0.727%	33,278	(694)	33,972	Morgan Stanley & Co. International PLC
Republic of Indonesia (D02)	12/20/24	1.000%(Q)	4,000	0.629%	71,811	(1,444)	73,255	Morgan Stanley & Co. International PLC
Republic of Lebanon (D02)	12/20/24	1.000%(Q)	1,000	34.265%	(559,829)	(278)	(559,551)	Morgan Stanley & Co. International PLC
Republic of Panama (D02)	12/20/24	1.000%(Q)	1,000	0.423%	27,962	(278)	28,240	Morgan Stanley & Co. International PLC
Republic of Peru (D02)	12/20/24	1.000%(Q)	1,000	0.421%	28,059	(278)	28,337	Morgan Stanley & Co. International PLC
Republic of Philippines (D02)	12/20/24	1.000%(Q)	1,000	0.338%	31,967	(278)	32,245	Morgan Stanley & Co. International PLC
Republic of South Africa (D02)	12/20/24	1.000%(Q)	4,500	1.625%	(128,959)	(1,625)	(127,334)	Morgan Stanley & Co. International PLC
Republic of Turkey (D02)	12/20/24	1.000%(Q)	6,000	2.791%	(479,797)	(2,167)	(477,630)	Morgan Stanley & Co. International PLC
Russian Federation (D02)	12/20/24	1.000%(Q)	4,000	0.556%	86,004	(1,444)	87,448	Morgan Stanley & Co. International PLC
State of Qatar (D02)	12/20/24	1.000%(Q)	1,000	0.365%	30,753	(278)	31,031	Morgan Stanley & Co. International PLC
United Mexican States (D02)	12/20/24	1.000%(Q)	6,000	0.784%	63,380	(2,167)	65,547	Morgan Stanley & Co. International PLC
Emirate of Abu Dhabi (D03)	12/20/24	1.000%(Q)	600	0.336%	19,302	(650)	19,952	Barclays Bank PLC
Government of Malaysia (D03)	12/20/24	1.000%(Q)	1,200	0.352%	37,597	(1,300)	38,897	Barclays Bank PLC
Kingdom of Saudi Arabia (D03)	12/20/24	1.000%(Q)	600	0.563%	12,706	(650)	13,356	Barclays Bank PLC
People’s Republic of China (D03)	12/20/24	1.000%(Q)	2,700	0.320%	88,768	(2,925)	91,693	Barclays Bank PLC
Republic of Argentina (D03)	12/20/24	1.000%(Q)	1,500	79.997%	(866,842)	(1,625)	(865,217)	Barclays Bank PLC
Republic of Brazil (D03)	12/20/24	1.000%(Q)	3,600	0.991%	2,715	(3,900)	6,615	Barclays Bank PLC
Republic of Chile (D03)	12/20/24	1.000%(Q)	600	0.422%	16,791	(650)	17,441	Barclays Bank PLC
Republic of Colombia (D03)	12/20/24	1.000%(Q)	1,500	0.727%	19,967	(1,625)	21,592	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)** (continued):
Republic of Indonesia (D03)	12/20/24	1.000%(Q)	2,400	0.629%	$43,087	$(2,600)	$45,687	Barclays Bank PLC
Republic of Lebanon (D03)	12/20/24	1.000%(Q)	600	34.265%	(335,897)	(650)	(335,247)	Barclays Bank PLC
Republic of Panama (D03)	12/20/24	1.000%(Q)	600	0.423%	16,777	(650)	17,427	Barclays Bank PLC
Republic of Peru (D03)	12/20/24	1.000%(Q)	600	0.421%	16,835	(650)	17,485	Barclays Bank PLC
Republic of Philippines (D03)	12/20/24	1.000%(Q)	600	0.338%	19,180	(650)	19,830	Barclays Bank PLC
Republic of South Africa (D03)	12/20/24	1.000%(Q)	2,700	1.625%	(77,375)	(2,925)	(74,450)	Barclays Bank PLC
Republic of Turkey (D03)	12/20/24	1.000%(Q)	3,600	2.791%	(287,878)	(3,900)	(283,978)	Barclays Bank PLC
Russian Federation (D03)	12/20/24	1.000%(Q)	2,400	0.556%	51,602	(2,600)	54,202	Barclays Bank PLC
State of Qatar (D03)	12/20/24	1.000%(Q)	600	0.365%	18,452	(650)	19,102	Barclays Bank PLC
United Mexican States (D03)	12/20/24	1.000%(Q)	3,600	0.784%	38,028	(3,900)	41,928	Barclays Bank PLC

					$(7,360,969)	$(195,139)	$(7,165,830)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)**:
CDX.EM.30.V1 (D01)	12/20/23	1.000%(Q)	150,000	$3,648,267	$(42,500)	$3,690,767	Barclays Bank PLC
CDX.EM.32.V1 (D02)	12/20/24	1.000%(Q)	50,000	1,663,718	(56,111)	1,719,829	Morgan Stanley & Co. International PLC
CDX.EM.32.V1 (D03)	12/20/24	1.000%(Q)	30,000	998,231	(25,833)	1,024,064	Barclays Bank PLC

				$6,310,216	$(124,444)	$6,434,660

**

The Portfolio entered into multiple credit default swap agreements in a package trade consisting of two parts. The Portfolio bought protection on an Emerging Market CDX Index and sold protection on the countries which compromise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the index exposure will be reduced by an amount proportionate to the terminated swaps(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D03).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities—Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450%(M)	35,291	*	$2,647	$—	$2,647	Citigroup Global Markets, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Republic of Argentina	06/20/21	5.000%(Q)	3,215	$1,714,188	$1,382,450	$331,738	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/21	5.000%(Q)	1,370	730,463	602,800	127,663	Barclays Bank PLC
United Mexican States	06/20/23	1.000%(Q)	1,710	(29,809)	10,638	(40,447)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,685	(29,374)	26,566	(55,940)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,849)	9,976	(19,825)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,849)	9,160	(19,009)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,850)	3,306	(13,156)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	290	(5,055)	1,803	(6,858)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	400	(4,225)	3,510	(7,735)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	355	(3,750)	2,603	(6,353)	Citibank, N.A.

				$2,342,890	$2,052,812	$290,078

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Barclays Bank PLC	06/20/20	1.000%(Q)	EUR	4,300	0.143%	$21,381	$20,839	$542	Citibank, N.A.
General Electric Co.	06/20/20	1.000%(Q)		5,030	0.295%	18,479	19,844	(1,365)	Bank of America, N.A.
Hellenic Republic	06/20/20	1.000%(Q)		10,000	0.203%	41,103	12,370	28,733	Bank of America, N.A.
Hellenic Republic	06/20/23	1.000%(Q)		1,300	0.798%	9,229	(127,162)	136,391	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)		7,000	1.024%	(4,781)	(522,580)	517,799	JPMorgan Chase Bank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)		2,000	1.024%	(1,366)	(432,500)	431,134	Barclays Bank PLC
Hellenic Republic	12/20/24	1.000%(Q)		2,000	1.121%	(10,671)	(460,000)	449,329	Citibank, N.A.
Hellenic Republic	12/20/25	1.000%(Q)		970	1.335%	(17,533)	(175,640)	158,107	Bank of America, N.A.
Hellenic Republic	06/20/26	1.000%(Q)		3,000	1.416%	(72,410)	(484,230)	411,820	Citibank, N.A.
Husky Energy, Inc.	06/20/20	1.000%(Q)		2,650	0.163%	11,396	(109,128)	120,524	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)		1,045	0.497%	23,052	4,948	18,104	Morgan Stanley & Co. International PLC
Petroleo Brasileiro SA	03/20/20	1.000%(Q)		1,625	0.218%	3,352	4,565	(1,213)	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)		1,425	1.682%	(31,769)	(78,778)	47,009	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		1,405	1.682%	(31,324)	(93,238)	61,914	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		470	1.682%	(10,479)	(31,963)	21,484	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		470	1.682%	(10,479)	(31,384)	20,905	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		470	1.682%	(10,479)	(26,106)	15,627	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		240	1.682%	(5,351)	(13,261)	7,910	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)		400	2.295%	(23,581)	(39,728)	16,147	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)		355	2.295%	(20,929)	(34,867)	13,938	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)		3,215	82.684%	(1,757,126)	(1,543,200)	(213,926)	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/24	5.000%(Q)		1,370	82.684%	(748,760)	(671,300)	(77,460)	Barclays Bank PLC
State of Illinois	06/20/24	1.000%(Q)		1,610	1.465%	(30,233)	(20,656)	(9,577)	Citibank, N.A.
United Mexican States	03/20/20	1.000%(Q)		3,995	0.144%	8,890	11,064	(2,174)	Citibank, N.A.

						$(2,650,389)	$(4,822,091)	$2,171,702

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.BEIJING 1Y 30%—100%	12/20/20	0.000%	32,200	*	$(3,066)	$(19,320)	$16,254	Citibank, N.A.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	47,377	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	$—	$(207,473)	$(207,473)
BRL	13,907	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	75,379	75,379
BRL	15,722	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	92,292	92,292
BRL	12,873	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	96,972	96,972
CNH	26,020	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	93	(968)	(1,061)
CNH	76,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(5,027)	(5,027)
CNH	56,100	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(52)	6,989	7,041
CNH	50,000	10/11/24	2.880%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(139)	(11,540)	(11,401)
EUR	7,985	05/11/21	(0.300)%(A)	1 Day EONIA(1)(A)	(6,797)	(24,113)	(17,316)
EUR	2,665	05/11/22	(0.250)%(A)	1 Day EONIA(1)(A)	(1,693)	(15,666)	(13,973)
EUR	12,145	05/11/23	(0.100)%(A)	1 Day EONIA(1)(A)	(68,266)	(161,593)	(93,327)
EUR	1,680	05/11/24	0.050%(A)	1 Day EONIA(1)(A)	(17,524)	(37,168)	(19,644)
EUR	10,015	05/11/25	0.100%(A)	1 Day EONIA(1)(A)	(58,876)	(260,845)	(201,969)
EUR	5,135	05/11/26	0.250%(A)	1 Day EONIA(1)(A)	(84,692)	(194,453)	(109,761)
EUR	800	05/11/35	0.950%(A)	1 Day EONIA(1)(A)	(30,906)	(97,336)	(66,430)

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
EUR	1,050	05/11/37	0.950%(A)	1 Day EONIA(1)(A)	$(29,964)	$(128,492)	$(98,528)
EUR	3,890	05/11/39	1.100%(A)	1 Day EONIA(1)(A)	(604,096)	(609,603)	(5,507)
EUR	730	05/11/42	1.100%(A)	1 Day EONIA(1)(A)	(18,429)	(121,989)	(103,560)
GBP	1,060	05/08/21	0.850%(A)	1 Day SONIA(1)(A)	(7,722)	(5,663)	2,059
GBP	3,270	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(103,656)	(61,421)	42,235
GBP	2,931	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	24,072	24,072
GBP	4,490	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(350,312)	(196,568)	153,744
JPY	3,452,700	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(2,561)	(2,561)
	69,705	03/12/20	2.405%(T)	1 Day USOIS(2)(T)	—	269,119	269,119
	102,460	04/25/20	2.328%(A)	1 Day USOIS(2)(A)	(1,660)	432,555	434,215
	37,685	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	(13,074)	355,572	368,646
	21,638	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	34,390	34,390
	188,004	12/15/21	1.554%(S)	3 Month LIBOR(2)(Q)	—	(275,591)	(275,591)
	7,890	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(180,988)	(180,988)
	10,745	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	127	(284,976)	(285,103)
	10,925	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	25,715	(237,814)	(263,529)
	25,542	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(27,992)	(595,982)	(567,990)
	31,125	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(43,551)	(770,458)	(726,907)
	26,210	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	(189,787)	(189,787)
	4,625	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	(58,827)	(58,827)
	15,675	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(401,769)	(401,769)
	122,455	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	401,613	(3,148,546)	(3,550,159)
	44,955	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	154,012	(1,167,989)	(1,322,001)
	57,995	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	178,653	(1,672,338)	(1,850,991)
	10,865	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	8,634	(546,180)	(554,814)
	2,880	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(207,132)	(207,132)
	69,131	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(47,810)	(4,559,165)	(4,511,355)
	4,645	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(341,255)	(341,255)
	21,625	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	17,061	(1,775,910)	(1,792,971)
	50,264	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	1,595	(4,140,623)	(4,142,218)
	4,305	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	169,599	(135,312)	(304,911)
	6,995	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(233,614)	(233,614)
	42,303	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(124,949)	(1,907,845)	(1,782,896)
	8,194	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	—	(360,183)	(360,183)
	10,675	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	233	(496,899)	(497,132)
	42,455	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(172,774)	(260,854)	(88,080)
	24,228	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	323,421	(361,593)	(685,014)
	6,165	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	8,731	(127,675)	(136,406)
	3,440	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(88,682)	(88,682)
	11,550	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(7,813)	(388,964)	(381,151)
	7,830	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(277,268)	(277,268)
	5,275	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	(86,181)	(86,181)
	3,015	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(103,570)	(103,570)
	10,636	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(39,440)	(865,666)	(826,226)
	11,374	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(45,193)	(993,372)	(948,179)
	18,456	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	5,796	57,063	51,267
	35,952	08/15/29	1.717%(S)	3 Month LIBOR(1)(Q)	—	505,851	505,851
	4,895	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	239	451,887	451,648
	1,160	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(130,522)	(130,522)
	3,180	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	208	317,508	317,300
	1,730	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	(175,403)	(175,403)
	1,600	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(191,512)	(191,512)

					$(611,650)	$(27,163,275)	$(26,551,625)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS.FN30.450.10 Index(M)	1 Month LIBOR	(M)	Credit Suisse International	1/12/41	2,008	$(5,619)	$(4,115)	$(1,504)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,126,442	$(5,238,739)	$12,818,485	$(11,070,478)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$2,834,000	$37,559,458

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$77,826,389	$—
Collateralized Loan Obligations	—	629,265,260	—
Consumer Loans	—	44,445,053	—
Credit Cards	—	7,531,995	—
Equipment	—	6,848,180	—
Home Equity Loans	—	12,676,094	—
Manufactured Housing	—	8,047,526	—
Other	—	9,751,198	—
Residential Mortgage-Backed Securities	—	36,099,936	—
Student Loans	—	75,375,695	—
Bank Loans	—	7,678,947	1,639,684
Commercial Mortgage-Backed Securities	—	901,277,051	—
Corporate Bonds	—	1,389,454,741	—
Municipal Bonds	—	74,706,610	—
Residential Mortgage-Backed Securities	—	211,901,095	47,410,623
Sovereign Bonds	—	224,085,027	—
U.S. Government Agency Obligations	—	400,386,769	—
U.S. Treasury Obligations	—	135,914,537	—

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stock	$483,035	$—	$—
Affiliated Mutual Funds	127,960,094	—	—
Options Purchased	—	666,026	—

Total	$128,443,129	$4,253,938,129	$49,050,307

Other Financial Instruments*
Assets
Futures Contracts	$1,044,487	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	384,804	—
OTC Packaged Credit Default Swap Agreements	—	9,600,797	—
OTC Credit Default Swap Agreements	—	2,581,533	2,647
Centrally Cleared Interest Rate Swap Agreements	—	2,926,230	—

Total	$1,044,487	$15,493,364	$2,647

Liabilities
Futures Contracts	$(13,175,905)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,018,053)	—
OTC Packaged Credit Default Swap Agreements	—	(10,651,550)	—
OTC Credit Default Swap Agreements	—	(2,892,098)	—
Centrally Cleared Interest Rate Swap Agreements	—	(29,477,855)	—
OTC Total Return Swap Agreement	—	(5,619)	—

Total	$(13,175,905)	$(46,045,175)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Residential Mortgage- Backed Securities	Bank Loans	Residential Mortgage- Backed Securities	Forward Rate Agreements	OTC Credit Default Swap Agreements
Balance as of 12/31/18	$12,235,460	$1,568,000	$—	$(108,789)	$22,170
Realized gain (loss)	(55,691)	25,962	—	—	19,947
Change in unrealized appreciation (depreciation)	(30,247)	(21,009)	—	108,789	2,647
Purchases/Exchanges/Issuances	—	—	47,440,000	—	—
Sales/Paydowns	(12,151,750)	(989,862)	(29,377)	—	(42,117)
Accrued discount/premium	2,228	1,385	—	—	—
Transfers into Level 3	—	1,055,208	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of 12/31/19	$—	$1,639,684	$47,410,623	$—	$2,647

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(21,009)	$—	$—	$2,647

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2019	Valuation Methodology	Unobservable Inputs
Bank Loans	$1,639,684	Market Approach	Single Broker Indicative Quote
Residential
Mortgage-Backed
Securities	29,170,623	Market Approach	Single Broker Indicative Quote
Residential

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Level 3 Securities	Fair Value as of December 31, 2019	Valuation Methodology	Unobservable Inputs
Mortgage-Backed Securities	18,240,000	Pricing at Cost	Unadjusted Purchase Price
OTC Credit
Default Swap
Agreements	2,647	Market Approach	Single Broker Indicative Quote

	$49,052,954

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,055,208	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Commercial Mortgage-Backed Securities	21.0%
Collateralized Loan Obligations	14.6
Banks	10.2
U.S. Government Agency Obligations	9.3
Residential Mortgage-Backed Securities	6.8
Sovereign Bonds	5.2
U.S. Treasury Obligations	3.2
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	3.0
Electric	2.5
Oil & Gas	2.5
Pharmaceuticals	2.1
Automobiles	1.8
Student Loans	1.8
Municipal Bonds	1.8
Media	1.4
Healthcare-Services	1.2
Pipelines	1.2
Auto Manufacturers	1.1
Consumer Loans	1.0
Telecommunications	1.0
Retail	0.9
Chemicals	0.8
Diversified Financial Services	0.7
Commercial Services	0.6
Foods	0.6
Insurance	0.6
Real Estate Investment Trusts (REITs)	0.4
Aerospace & Defense	0.4
Agriculture	0.4
Airlines	0.4
Auto Parts & Equipment	0.4
Beverages	0.3
Home Equity Loans	0.3
Building Materials	0.3

Healthcare-Products	0.3%
Other	0.2
Mining	0.2
Multi-National	0.2
Electrical Components & Equipment	0.2
Manufactured Housing	0.2
Credit Cards	0.2
Lodging	0.2
Semiconductors	0.2
Home Builders	0.2
Equipment	0.2
Engineering & Construction	0.1
Entertainment	0.1
Transportation	0.1
Software	0.1
Gas	0.1
Oil & Gas Services	0.1
Forest Products & Paper	0.1
Savings & Loans	0.1
Household Products/Wares	0.1
Miscellaneous Manufacturing	0.1
Machinery-Diversified	0.0	*
Computers	0.0	*
Packaging & Containers	0.0	*
Textiles	0.0	*
Options Purchased	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	103.1
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$2,126,442		Premiums received for OTC swap agreements	$5,234,624
Credit contracts	Unrealized appreciation on OTC swap agreements	12,818,485		Unrealized depreciation on OTC swap agreements	11,068,974
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	384,804		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,018,053
Interest rate contracts	Due from/to broker — variation margin futures	1,044,487	*	Due from/to broker — variation margin futures	13,175,905	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,926,230	*	Due from/to broker — variation margin swaps	29,477,855	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	4,115
Interest rate contracts	Unaffiliated investments	666,026		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	1,504

		$19,966,474			$61,981,030

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(41,868)	$100,342	$—	$—	$—	$(3,391,322)
Foreign exchange contracts	—	—	—	6,085,030	—	—
Interest rate contracts	(481,062)	319,247	105,206,854	—	(199,539)	5,088,927

Total	$(522,930)	$419,589	$105,206,854	$6,085,030	$(199,539)	$1,697,605

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts.	$34,599	$31,299	$—	$—	$—	$127,174
Foreign exchange contracts	—	—	—	(2,360,820)	—	—
Interest rate contracts	(44,578)	—	(42,611,119)	—	108,789	(33,588,949)

Total	$(9,979)	$31,299	$(42,611,119)	$(2,360,820)	$108,789	$(33,461,775)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$171,495	$5,644,200	$1,404,445,001	$518,666,864	$62,744,094

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$202,495,798	$279,621	$87,242,400	$1,294,058,309	$246,777,400

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$228,452,088	$3,527,247	$2,664,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$91,114,548	$(91,114,548)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$792,215	$(211,817)	$580,398	$(580,398)	$—
Barclays Bank PLC	8,715,680	(10,567,858)	(1,852,178)	1,407,284	(444,894)
Citibank, N.A.	1,318,735	(3,470,455)	(2,151,720)	2,086,517	(65,203)
Citigroup Global Markets, Inc.	2,647	—	2,647	—	2,647
Credit Suisse International	4,565	(6,832)	(2,267)	—	(2,267)
HSBC Bank USA, N.A.	304,994	—	304,994	(289,244)	15,750
JPMorgan Chase Bank, N.A.	517,799	(522,580)	(4,781)	4,781	—
Morgan Stanley & Co. International PLC	4,339,122	(4,547,728)	(208,606)	208,606	—

	$15,995,757	$(19,327,270)	$(3,331,513)	$2,837,546	$(493,967)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of	$91,114,548:
Unaffiliated investments (cost $4,204,059,882)	$4,303,471,471
Affiliated investments (cost $127,947,814)	127,960,094
Cash	1,362,826
Cash segregated for counterparty - OTC	720,000
Foreign currency, at value (cost $284,567)	284,458
Receivable for investments sold	137,318,124
Dividends and interest receivable	30,315,343
Unrealized appreciation on OTC swap agreements	12,818,485
Deposit with broker for centrally cleared/exchange-traded derivatives	2,834,000
Premiums paid for OTC swap agreements	2,126,442
Due from broker-variation margin swaps	1,253,066
Unrealized appreciation on OTC forward foreign currency exchange contracts	384,804
Receivable for Portfolio shares sold	131,167
Tax reclaim receivable	6,598
Prepaid expenses and other assets	43,520

Total Assets	4,621,030,398

LIABILITIES
Payable for investments purchased	206,529,667
Payable to broker for collateral for securities on loan	93,300,098
Unrealized depreciation on OTC swap agreements	11,070,478
Premiums received for OTC swap agreements	5,238,739
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,018,053
Due to broker-variation margin futures	2,559,833
Management fee payable	706,736
Accrued expenses and other liabilities	274,770
Distribution fee payable	175,902
Payable for Portfolio shares repurchased	84,153
Payable to affiliate	6,598
Affiliated transfer agent fee payable	357

Total Liabilities	322,965,384

NET ASSETS	$4,298,065,014

Net assets were comprised of:
Partners’ Equity	$4,298,065,014

Net asset value and redemption price per share, $4,298,065,014 / 320,962,332 outstanding shares of beneficial interest	$13.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $10,083 foreign withholding tax)	$122,204,103
Affiliated dividend income	2,635,572
Income from securities lending, net (including affiliated income of $247,327)	260,646
Unaffiliated dividend income (net of $9,329 foreign with holding tax)	59,196

Total income	125,159,517

EXPENSES
Management fee	16,593,964
Distribution fee	8,891,357
Custodian and accounting fees	292,999
Audit fee	52,308
Trustees’ fees	51,880
Legal fees and expenses	24,159
Shareholders’ reports	14,008
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	64,172

Total expenses	25,991,855

NET INVESTMENT INCOME (LOSS)	99,167,662

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,879)	20,971,324
Futures transactions	105,206,854
Forward rate agreement transactions	(199,539)
Forward currency contract transactions	6,085,030
Options written transactions	419,589
Swap agreements transactions	1,697,605
Foreign currency transactions	(73,084)

134,107,779

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $12,576)	140,450,766
Futures	(42,611,119)
Forward rate agreements	108,789
Forward currency contracts	(2,360,820)
Options written	31,299
Swap agreements	(33,461,775)
Foreign currencies	14,483

62,171,623

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	196,279,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$295,447,064

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$99,167,662	$82,828,234
Net realized gain (loss) on investment and foreign currency transactions	134,107,779	(39,021,751)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	62,171,623	(68,080,614)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	295,447,064	(24,274,131)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [136,548,826 and 30,288,385 shares, respectively]	1,785,134,024	365,524,933
Portfolio shares repurchased [42,329,591 and 48,200,710 shares, respectively]	(549,784,708)	(582,370,858)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,235,349,316	(216,845,925)

CAPITAL CONTRIBUTIONS	155	—

TOTAL INCREASE (DECREASE)	1,530,796,535	(241,120,056)
NET ASSETS:
Beginning of year	2,767,268,479	3,008,388,535

End of year	$4,298,065,014	$2,767,268,479

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 128.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.4%
AAR Corp.	14,500	$653,950
Arconic, Inc.(u)	155,700	4,790,889
Ducommun, Inc.*	7,700	389,081
General Dynamics Corp.(u)	22,400	3,950,240
Huntington Ingalls Industries, Inc.(u)	13,400	3,361,792
Lockheed Martin Corp.	6,400	2,492,032
Moog, Inc. (Class A Stock)	2,300	196,259
Spirit AeroSystems Holdings, Inc. (Class A Stock)	16,300	1,187,944
United Technologies Corp.(u)	25,600	3,833,856

		20,856,043

Airlines — 0.1%
Hawaiian Holdings, Inc.	10,500	307,545

Automobiles — 0.6%
Ford Motor Co.(u)	414,200	3,852,060

Banks — 5.4%
Bancorp, Inc. (The)*	47,200	612,184
Bank of America Corp.(u)	303,346	10,683,846
CIT Group, Inc.	20,800	949,104
Citigroup, Inc.(u)	105,340	8,415,613
Hilltop Holdings, Inc.	40,600	1,012,158
JPMorgan Chase & Co.(u)	23,976	3,342,254
Midland States Bancorp, Inc.	6,500	188,240
OFG Bancorp (Puerto Rico)	48,200	1,138,002
Popular, Inc. (Puerto Rico)(u)	57,800	3,395,750
Prosperity Bancshares, Inc.	6,200	445,718
Simmons First National Corp. (Class A Stock)	63,500	1,701,165
Synovus Financial Corp.	16,800	658,560
Western Alliance Bancorp	13,800	786,600

		33,329,194

Beverages — 1.0%
Coca-Cola Co. (The)	40,900	2,263,815
Keurig Dr. Pepper, Inc.(u)	124,000	3,589,800
Monster Beverage Corp.*	4,400	279,620

		6,133,235

Biotechnology — 6.8%
AbbVie, Inc.(u)	58,400	5,170,736
Alexion Pharmaceuticals, Inc.*(u)	32,900	3,558,135
Amgen, Inc.(u)	28,800	6,942,816
Biogen, Inc.*(u)	18,500	5,489,505
Gilead Sciences, Inc.(u)	82,000	5,328,360
Incyte Corp.*(u)	52,300	4,566,836
Regeneron Pharmaceuticals, Inc.*(u)	11,500	4,318,020
Vanda Pharmaceuticals, Inc.*	54,900	900,909
Vertex Pharmaceuticals, Inc.*(u)	25,800	5,648,910

		41,924,227

Building Products — 1.2%
American Woodmark Corp.*	26,900	2,811,319
Builders FirstSource, Inc.*	20,500	520,905
Johnson Controls International PLC	30,700	1,249,797

COMMON STOCKS (continued)	Shares	Value
Building Products (continued)
Universal Forest Products, Inc.(u)	63,200	$3,014,640

		7,596,661

Capital Markets — 3.0%
Affiliated Managers Group, Inc.	30,500	2,584,570
Ameriprise Financial, Inc.	3,800	633,004
Brightsphere Investment Group, Inc.	39,300	401,646
Donnelley Financial Solutions, Inc.*	40,712	426,255
Goldman Sachs Group, Inc. (The)(u)	23,300	5,357,369
LPL Financial Holdings, Inc.(u)	39,800	3,671,550
Morgan Stanley(u)	107,300	5,485,176

		18,559,570

Chemicals — 3.0%
CF Industries Holdings, Inc.(u)	61,300	2,926,462
Corteva, Inc.	31,400	928,184
DuPont de Nemours, Inc.(u)	63,700	4,089,540
Element Solutions, Inc.*	49,700	580,496
Huntsman Corp.(u)	140,200	3,387,232
Koppers Holdings, Inc.*	34,400	1,314,768
PolyOne Corp.	46,300	1,703,377
Sherwin-Williams Co. (The)	2,900	1,692,266
Trinseo SA	5,100	189,771
Westlake Chemical Corp	21,700	1,522,255

		18,334,351

Commercial Services & Supplies — 1.0%
ACCO Brands Corp.	45,200	423,072
Deluxe Corp.	5,400	269,568
Knoll, Inc.	48,100	1,215,006
SP Plus Corp.*	16,900	717,067
Steelcase, Inc. (Class A Stock)	120,300	2,461,338
UniFirst Corp.	5,700	1,151,286

		6,237,337

Communications Equipment — 1.2%
Cisco Systems, Inc.(u)	141,900	6,805,524
Extreme Networks, Inc.*	118,100	870,397

		7,675,921

Construction & Engineering — 0.4%
EMCOR Group, Inc.	28,300	2,442,290
Tutor Perini Corp.*	12,700	163,322

		2,605,612

Construction Materials — 0.9%
Martin Marietta Materials, Inc.	7,800	2,181,192
Vulcan Materials Co.(u)	21,700	3,124,583

		5,305,775

Consumer Finance — 0.7%
Capital One Financial Corp.	22,600	2,325,766
Navient Corp.	149,200	2,041,056

		4,366,822

Containers & Packaging — 0.3%
Berry Global Group, Inc.*	9,200	436,908
Greif, Inc. (Class A Stock)	15,600	689,520

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging (continued)
Sealed Air Corp.	12,600	$501,858

		1,628,286

Distributors — 0.5%
LKQ Corp.*(u)	92,100	3,287,970

Diversified Consumer Services — 0.3%
Carriage Services, Inc.(u)	22,200	568,320
frontdoor, Inc.*	22,100	1,047,982

		1,616,302

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc. (Class B Stock)*(u)	17,500	3,963,750
Cannae Holdings, Inc.*	32,700	1,216,113
FGL Holdings.	60,100	640,065
Jefferies Financial Group, Inc.(u)	172,100	3,677,777

		9,497,705

Diversified Telecommunication Services — 2.6%
AT&T, Inc.(u)	228,800	8,941,504
Verizon Communications, Inc.(u)	119,900	7,361,860

		16,303,364

Electric Utilities — 1.1%
Exelon Corp.(u)	102,900	4,691,211
FirstEnergy Corp.	35,900	1,744,740
Southern Co. (The)	9,300	592,410

		7,028,361

Electrical Equipment — 0.6%
Acuity Brands, Inc.	2,500	345,000
Atkore International Group, Inc.*(u)	75,600	3,058,776
Hubbell, Inc.	1,600	236,512

		3,640,288

Electronic Equipment, Instruments & Components — 2.1%
Benchmark Electronics, Inc.	15,400	529,144
CDW Corp.(u)	35,700	5,099,388
Itron, Inc.*(u)	43,200	3,626,640
Jabil, Inc.	34,900	1,442,417
PC Connection, Inc.	7,500	372,450
ScanSource, Inc.*	12,200	450,790
SYNNEX Corp.	13,500	1,738,800

		13,259,629

Energy Equipment & Services — 0.4%
Matrix Service Co.*	27,500	629,200
National Oilwell Varco, Inc.	69,500	1,740,975

		2,370,175

Entertainment — 2.1%
Electronic Arts, Inc.*(u)	31,200	3,354,312
IMAX Corp.*	21,200	433,116
Lions Gate Entertainment Corp. (Class B Stock)*	148,000	1,469,640
Marcus Corp. (The)	30,000	953,100
Spotify Technology SA*(u)	24,300	3,634,065

COMMON STOCKS (continued)	Shares	Value
Entertainment (continued)
Take-Two Interactive Software, Inc.*(u)	27,600	$3,379,068

		13,223,301

Equity Real Estate Investment Trusts (REITs) — 3.5%
American Tower Corp.	12,000	2,757,840
Apple Hospitality REIT, Inc.	87,300	1,418,625
Brixmor Property Group, Inc.	54,200	1,171,262
Columbia Property Trust, Inc.	104,500	2,185,095
CoreCivic, Inc.	124,500	2,163,810
DiamondRock Hospitality Co.	112,300	1,244,284
EPR Properties(u)	46,000	3,249,440
Franklin Street Properties Corp.	47,400	405,744
Gaming & Leisure Properties, Inc.	13,700	589,785
GEO Group, Inc. (The)	103,350	1,716,643
Paramount Group, Inc.	152,400	2,121,408
Retail Properties of America, Inc. (Class A Stock)	30,900	414,060
Ryman Hospitality Properties, Inc.	28,000	2,426,480

		21,864,476

Food & Staples Retailing — 0.7%
Kroger Co. (The)	34,500	1,000,155
Walgreens Boots Alliance, Inc.(u)	54,200	3,195,632

		4,195,787

Food Products — 2.1%
Archer-Daniels-Midland Co.	19,400	899,190
Bunge Ltd.(u)	58,800	3,383,940
Kraft Heinz Co. (The)	13,000	417,690
Pilgrim’s Pride Corp.*(u)	115,000	3,762,225
Tyson Foods, Inc. (Class A Stock)(u)	53,200	4,843,328

		13,306,373

Gas Utilities — 0.6%
UGI Corp.(u)	79,600	3,594,736

Health Care Equipment & Supplies — 5.6%
AngioDynamics, Inc.*	46,900	750,869
Baxter International, Inc.	29,500	2,466,790
Becton, Dickinson & Co.(u)	10,900	2,964,473
DENTSPLY SIRONA, Inc.(u)	59,600	3,372,764
Edwards Lifesciences Corp.*(u)	17,900	4,175,891
Hologic, Inc.*	33,100	1,728,151
IDEXX Laboratories, Inc.*	9,700	2,532,961
Integer Holdings Corp.*	10,300	828,429
Intuitive Surgical, Inc.*	500	295,575
Masimo Corp.*(u)	18,700	2,955,722
Medtronic PLC(u)	53,200	6,035,540
Natus Medical, Inc.*	30,900	1,019,391
STERIS PLC(u)	19,900	3,033,158
West Pharmaceutical Services, Inc.	5,700	856,881
Zimmer Biomet Holdings, Inc.	12,700	1,900,936

		34,917,531

Health Care Providers & Services — 4.6%
AmerisourceBergen Corp.	9,300	790,686
Anthem, Inc.(u)	16,900	5,104,307
Cigna Corp.(u)	24,500	5,010,005
CVS Health Corp.(u)	73,400	5,452,886

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
DaVita, Inc.*(u)	44,500	$3,338,835
HCA Healthcare, Inc.(u)	19,800	2,926,638
Humana, Inc.	5,900	2,162,468
UnitedHealth Group, Inc.	5,400	1,587,492
Universal Health Services, Inc. (Class B Stock)	13,600	1,951,056

		28,324,373

Health Care Technology — 0.3%
Cerner Corp.	17,200	1,262,308
NextGen Healthcare, Inc.*	21,500	345,505
Simulations Plus, Inc.	7,100	206,397

		1,814,210

Hotels, Restaurants & Leisure — 1.5%
Brinker International, Inc.	56,300	2,364,600
Everi Holdings, Inc.*	17,200	230,996
Extended Stay America, Inc., UTS	73,500	1,092,210
Starbucks Corp.(u)	67,200	5,908,224

		9,596,030

Household Durables — 1.2%
Cavco Industries, Inc.*	6,000	1,172,280
Lennar Corp. (Class A Stock)	5,800	323,582
Lennar Corp. (Class B Stock)	7,200	321,840
M/I Homes, Inc.*	52,400	2,061,940
Meritage Homes Corp.*	30,000	1,833,300
TopBuild Corp.*	6,600	680,328
Whirlpool Corp.	8,400	1,239,252

		7,632,522

Household Products — 1.1%
Procter & Gamble Co. (The)(u)	52,400	6,544,760

Independent Power & Renewable Electricity Producers — 1.2%
NRG Energy, Inc.(u)	105,800	4,205,550
Vistra Energy Corp.(u)	136,100	3,128,939

		7,334,489

Industrial Conglomerates — 1.2%
General Electric Co.(u)	576,200	6,430,392
Honeywell International, Inc.	6,600	1,168,200

		7,598,592

Insurance — 2.7%
Allstate Corp. (The)(u)	31,900	3,587,155
American Equity Investment Life Holding Co.(u)	97,700	2,924,161
American Financial Group, Inc.	4,700	515,355
American International Group, Inc.(u)	81,300	4,173,129
Genworth Financial, Inc. (Class A Stock)*	70,300	309,320
MetLife, Inc.(u)	98,500	5,020,545

		16,529,665

Interactive Media & Services — 5.3%
Alphabet, Inc. (Class A Stock)*(u)	6,300	8,438,157
Alphabet, Inc. (Class C Stock)*(u)	5,737	7,670,484
Cars.com, Inc.*	71,200	870,064

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (continued)
Facebook, Inc. (Class A Stock)*(u)	71,600	$14,695,900
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	91,100	669,585
TripAdvisor, Inc.	16,300	495,194

		32,839,384

Internet & Direct Marketing Retail — 3.4%
1-800-Flowers.com, Inc. (Class A Stock)*	59,300	859,850
Amazon.com, Inc.*(u)	5,100	9,423,984
Booking Holdings, Inc.*(u)	2,500	5,134,325
eBay, Inc.(u)	109,100	3,939,601
Groupon, Inc.*	85,600	204,584
Qurate Retail, Inc., Series A*	168,300	1,418,769
Stamps.com, Inc.*	3,300	275,616

		21,256,729

IT Services — 6.7%
Accenture PLC (Class A Stock)(u)	25,300	5,327,421
Booz Allen Hamilton Holding Corp	22,800	1,621,764
CACI International, Inc. (Class A Stock)*(u)	15,300	3,824,847
Cognizant Technology Solutions Corp. (Class A Stock)(u)	59,500	3,690,190
CoreLogic, Inc.*	27,300	1,193,283
EPAM Systems, Inc.*	6,100	1,294,176
FleetCor Technologies, Inc.*(u)	15,300	4,402,116
Leidos Holdings, Inc.(u)	34,600	3,386,994
Mastercard, Inc. (Class A Stock)(u)	12,800	3,821,952
Perspecta, Inc.(u)	112,800	2,982,432
TTEC Holdings, Inc.	19,200	760,704
Virtusa Corp.*	36,800	1,668,144
Visa, Inc. (Class A Stock)(u)	41,200	7,741,480

		41,715,503

Life Sciences Tools & Services — 0.9%
Charles River Laboratories International, Inc.*	7,800	1,191,528
IQVIA Holdings, Inc.*(u)	27,100	4,187,221
Thermo Fisher Scientific, Inc.	800	259,896

		5,638,645

Machinery — 1.6%
Allison Transmission Holdings, Inc.	29,100	1,406,112
Gates Industrial Corp. PLC*	138,700	1,908,512
Mueller Industries, Inc.	21,100	669,925
Oshkosh Corp.(u)	43,800	4,145,670
SPX Corp.*	4,400	223,872
Timken Co. (The)	200	11,262
Wabash National Corp	84,700	1,244,243

		9,609,596

Media — 2.2%
Charter Communications, Inc. (Class A Stock)*(u)	9,800	4,753,784
Comcast Corp. (Class A Stock)	43,100	1,938,207
Discovery, Inc. (Class C Stock)*(u)	125,200	3,817,348
DISH Network Corp. (Class A Stock)*	13,600	482,392

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Media (continued)
ViacomCBS, Inc. (Class B Stock)	59,072	$2,479,252

		13,470,983

Metals & Mining — 0.5%
Steel Dynamics, Inc.(u)	83,000	2,825,320

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Colony Credit Real Estate, Inc.	57,000	750,120
Ladder Capital Corp.	52,559	948,164
Two Harbors Investment Corp.	500	7,310
Western Asset Mortgage Capital Corp.	58,800	607,404

		2,312,998

Multiline Retail — 1.0%
Big Lots, Inc.	66,100	1,898,392
Macy’s, Inc.	900	15,300
Target Corp.(u)	34,100	4,371,961

		6,285,653

Multi-Utilities — 0.5%
MDU Resources Group, Inc.	90,600	2,691,726
Sempra Energy	1,700	257,516

		2,949,242

Oil, Gas & Consumable Fuels — 3.0%
Dorian LPG Ltd.*	43,200	668,736
International Seaways, Inc.*	7,400	220,224
Kinder Morgan, Inc	21,400	453,038
Nordic American Tankers Ltd.	455,700	2,242,044
ONEOK, Inc.	8,800	665,896
Phillips 66(u)	36,400	4,055,324
Scorpio Tankers, Inc. (Monaco)	400	15,736
SM Energy Co.(u)	338,300	3,802,492
Valero Energy Corp.(u)	41,200	3,858,380
World Fuel Services Corp.	55,200	2,396,784

		18,378,654

Personal Products — 0.8%
Coty, Inc. (Class A Stock)(u)	277,800	3,125,250
Edgewell Personal Care Co.*	24,100	746,136
Nu Skin Enterprises, Inc. (Class A Stock)	28,800	1,180,224

		5,051,610

Pharmaceuticals — 4.4%
Amneal Pharmaceuticals, Inc.*	140,200	675,764
Bristol-Myers Squibb Co.(u)	98,900	6,348,391
Horizon Therapeutics PLC*(u)	124,200	4,496,040
Jazz Pharmaceuticals PLC*	3,500	522,480
Johnson & Johnson(u)	42,500	6,199,475
Merck & Co., Inc.(u)	56,800	5,165,960
Mylan NV*	10,700	215,070
Zoetis, Inc.(u)	29,700	3,930,795

		27,553,975

Professional Services — 0.3%
Barrett Business Services, Inc.	8,300	750,818

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Kforce, Inc.	27,400	$1,087,780

		1,838,598

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*	19,700	1,207,413
Jones Lang LaSalle, Inc.	12,700	2,210,943
Newmark Group, Inc. (Class A Stock)	168,192	2,263,023

		5,681,379

Road & Rail — 0.4%
Kansas City Southern	14,400	2,205,504

Semiconductors & Semiconductor Equipment — 5.5%
Amkor Technology, Inc.*	80,800	1,050,400
Applied Materials, Inc.(u)	73,000	4,455,920
Broadcom, Inc.(u)	18,700	5,909,574
Intel Corp.(u)	168,980	10,113,453
Lam Research Corp.	8,300	2,426,920
Micron Technology, Inc.*	30,900	1,661,802
NeoPhotonics Corp.*	130,500	1,151,010
QUALCOMM, Inc.(u)	42,000	3,705,660
Rambus, Inc.*	19,000	261,725
Ultra Clean Holdings, Inc.*	14,500	340,315
Universal Display Corp.	13,600	2,802,552

		33,879,331

Software — 12.5%
Adobe, Inc.*(u)	24,100	7,948,421
CDK Global, Inc.	6,500	355,420
Cerence, Inc.*	25,312	572,811
CommVault Systems, Inc.*	31,300	1,397,232
Fortinet, Inc.*(u)	45,400	4,846,904
Intuit, Inc.(u)	20,200	5,290,986
LogMeIn, Inc.(u)	44,200	3,789,708
Manhattan Associates, Inc.*	21,100	1,682,725
Microsoft Corp.(u)	184,900	29,158,730
NortonLifeLock, Inc.	300	7,656
Nuance Communications, Inc.*	149,100	2,658,453
Oracle Corp.(u)	103,300	5,472,834
Paycom Software, Inc.*(u)	12,700	3,362,452
Progress Software Corp.	49,100	2,040,105
SPS Commerce, Inc.*	14,000	775,880
SS&C Technologies Holdings, Inc.(u)	55,800	3,426,120
Synopsys, Inc.*(u)	26,200	3,647,040
TiVo Corp.	143,500	1,216,880

		77,650,357

Specialty Retail — 2.6%
Asbury Automotive Group, Inc.*	18,900	2,112,831
AutoNation, Inc.*	16,200	787,806
Best Buy Co., Inc.	14,400	1,264,320
Conn’s, Inc.*	26,100	323,379
Genesco, Inc.*	6,200	297,104
Group 1 Automotive, Inc.	7,900	790,000
Lowe’s Cos., Inc.(u)	42,700	5,113,752
Michaels Cos., Inc. (The)*	700	5,663
O’Reilly Automotive, Inc.*	4,100	1,796,866
Sonic Automotive, Inc. (Class A Stock)	60,000	1,860,000
Tilly’s, Inc. (Class A Stock)	31,300	383,425

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)		Shares	Value
Specialty Retail (continued)
Zumiez, Inc.*		44,400	$1,533,576

			16,268,722

Technology Hardware, Storage & Peripherals — 5.7%
Apple, Inc.(u)		109,200	32,066,580
Dell Technologies, Inc. (Class C Stock)*		26,865	1,380,592
Diebold Nixdorf, Inc.*		600	6,336
Xerox Holdings Corp.		46,200	1,703,394

			35,156,902

Textiles, Apparel & Luxury Goods — 0.5%
Capri Holdings Ltd.*		74,200	2,830,730

Thrifts & Mortgage Finance — 0.2%
Federal Agricultural Mortgage Corp. (Class C Stock)		3,600	300,600
Flagstar Bancorp, Inc.		16,900	646,425

			947,025

Tobacco — 0.9%
Altria Group, Inc.(u)		112,700	5,624,857

Trading Companies & Distributors — 1.3%
BMC Stock Holdings, Inc.*(u)		106,000	3,041,140
Foundation Building Materials, Inc.*		14,500	280,575
GMS, Inc.*		103,600	2,805,488
Herc Holdings, Inc.*		44,300	2,168,042
WESCO International, Inc.*		200	11,878

			8,307,123

Water Utilities — 0.1%
SJW Group		12,100	859,826

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.*		12,700	460,121

TOTAL LONG-TERM INVESTMENTS (cost $644,954,464)			793,792,045

SHORT-TERM INVESTMENTS — 1.6%
AFFILIATED MUTUAL FUND — 1.5%
PGIM Core Ultra Short Bond Fund (cost $8,969,501)(w)		8,969,501	8,969,501

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills 1.528%	03/19/20	800	797,466

(cost $797,361)
TOTAL SHORT-TERM INVESTMENTS (cost $9,766,862)			9,766,967

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—129.8% (cost $654,721,326)			803,559,012

SECURITIES SOLD SHORT — (29.9)%
COMMON STOCKS	Shares	Value
Aerospace & Defense — (0.7)%
AeroVironment, Inc.*	19,900	$(1,228,626)
Axon Enterprise, Inc.*	24,200	(1,773,376)
Kratos Defense & Security Solutions, Inc.*	89,000	(1,602,890)

		(4,604,892)

Auto Components — (0.2)%
Dorman Products, Inc.*	15,100	(1,143,372)

Banks — (0.6)%
Bank of Hawaii Corp.	7,800	(742,248)
Cullen/Frost Bankers, Inc.	31,500	(3,080,070)

		(3,822,318)

Biotechnology — (4.1)%
Acceleron Pharma, Inc.*	27,000	(1,431,540)
Agios Pharmaceuticals, Inc.*	36,300	(1,733,325)
Alector, Inc.*	30,600	(527,238)
Atara Biotherapeutics, Inc.*	48,400	(797,148)
BioCryst Pharmaceuticals, Inc.*	136,500	(470,925)
Blueprint Medicines Corp.*	9,900	(793,089)
Constellation Pharmaceuticals, Inc.*	27,100	(1,276,681)
Epizyme, Inc.*	71,900	(1,768,740)
Fate Therapeutics, Inc.*	66,300	(1,297,491)
Flexion Therapeutics, Inc.*	32,400	(670,680)
Heron Therapeutics, Inc.*	28,600	(672,100)
Insmed, Inc.*	77,000	(1,838,760)
Momenta Pharmaceuticals, Inc.*	82,300	(1,623,779)
Myriad Genetics, Inc.*	64,900	(1,767,227)
Portola Pharmaceuticals, Inc.*	11,200	(267,456)
Sarepta Therapeutics, Inc.*	54,200	(6,993,968)
Stemline Therapeutics, Inc.*	41,700	(443,271)
TG Therapeutics, Inc.*	42,600	(472,860)
Y-mAbs Therapeutics, Inc.*	8,000	(250,000)

		(25,096,278)

Building Products — (0.2)%
Lennox International, Inc.	5,800	(1,415,026)

Capital Markets — (0.2)%
Hamilton Lane, Inc. (Class A Stock)	26,100	(1,555,560)

Chemicals — (1.7)%
Albemarle Corp.	5,100	(372,504)
International Flavors & Fragrances, Inc.	48,800	(6,296,176)
Quaker Chemical Corp.	15,300	(2,517,156)
Sensient Technologies Corp.	20,200	(1,335,018)

		(10,520,854)

Commercial Services & Supplies — (0.9)%
Rollins, Inc.	45,800	(1,518,728)
Stericycle, Inc.*	61,000	(3,892,410)

		(5,411,138)

Communications Equipment — (0.3)%
Lumentum Holdings, Inc.*	19,300	(1,530,490)
Plantronics, Inc.	14,900	(407,366)

		(1,937,856)

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services — (0.1)%
OneSpaWorld Holdings Ltd. (Bahamas)	35,100	$(591,084)

Electronic Equipment, Instruments & Components — (1.8)%
Cognex Corp.	30,900	(1,731,636)
FARO Technologies, Inc.*	17,000	(855,950)
FLIR Systems, Inc.	70,400	(3,665,728)
II-VI, Inc.*	76,700	(2,582,489)
Napco Security Technologies, Inc.*	16,200	(476,118)
nLight, Inc.*	37,400	(758,472)
Novanta, Inc.*	9,100	(804,804)

		(10,875,197)

Entertainment — (1.0)%
Roku, Inc.*	47,500	(6,360,250)

Equity Real Estate Investment Trusts (REITs) — (0.8)%
Americold Realty Trust	144,900	(5,080,194)

Food Products — (0.6)%
Cal-Maine Foods, Inc.	39,300	(1,680,075)
Freshpet, Inc.*	32,200	(1,902,698)

		(3,582,773)

Health Care Equipment & Supplies — (2.1)%
Axonics Modulation Technologies, Inc.*	10,900	(302,039)
BioLife Solutions, Inc.*	18,300	(296,094)
CryoPort, Inc.*	18,100	(297,926)
Heska Corp.*	6,200	(594,828)
iRhythm Technologies, Inc.*	24,600	(1,675,014)
Nevro Corp.*	27,100	(3,185,334)
Penumbra, Inc.*	27,200	(4,468,144)
Shockwave Medical, Inc.*	23,900	(1,049,688)
Sientra, Inc.*	49,200	(439,848)
ViewRay, Inc.*	128,700	(543,114)

		(12,852,029)

Health Care Providers & Services — (1.3)%
Addus HomeCare Corp.*	12,800	(1,244,416)
BioTelemetry, Inc.*	18,600	(861,180)
Guardant Health, Inc.*	68,600	(5,360,404)
PetIQ, Inc.*	23,600	(591,180)

		(8,057,180)

Health Care Technology — (0.4)%
Inspire Medical Systems, Inc.*	18,000	(1,335,780)
Tabula Rasa HealthCare, Inc.*	13,000	(632,840)
Vocera Communications, Inc.*	22,800	(473,328)

		(2,441,948)

Hotels, Restaurants & Leisure — (0.3)%
PlayAGS, Inc.*	31,000	(376,030)
Shake Shack, Inc. (Class A Stock)*	29,300	(1,745,401)

		(2,121,431)

Household Durables — (0.2)%
GoPro, Inc. (Class A Stock)*	110,200	(478,268)
iRobot Corp.*	4,800	(243,024)
Lovesac Co. (The)*	13,400	(215,070)

		(936,362)

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers — (0.3)%
Clearway Energy, Inc. (Class C Stock)	40,400	$(805,980)
Pattern Energy Group, Inc. (Class A Stock)	48,200	(1,289,591)

		(2,095,571)

Insurance — (0.3)%
eHealth, Inc.*	21,600	(2,075,328)

Interactive Media & Services — (0.2)%
Cargurus, Inc.*	31,100	(1,094,098)

Internet & Direct Marketing Retail — (0.6)%
Grubhub, Inc.*	78,200	(3,803,648)

IT Services — (2.1)%
MongoDB, Inc.*	27,200	(3,579,792)
Okta, Inc.*	41,900	(4,834,003)
Square, Inc. (Class A Stock)*	71,600	(4,479,296)

		(12,893,091)

Life Sciences Tools & Services — (0.2)%
Codexis, Inc.*	57,400	(917,826)
Luminex Corp.	200	(4,632)
Quanterix Corp.*	12,800	(302,464)

		(1,224,922)

Machinery — (0.5)%
Actuant Corp. (Class A Stock)	13,200	(343,596)
Lindsay Corp.	10,000	(959,900)
RBC Bearings, Inc.*	5,000	(791,700)
Xylem, Inc.	12,200	(961,238)

		(3,056,434)

Media — (0.5)%
Cardlytics, Inc.*	22,400	(1,408,064)
New York Times Co. (The) (Class A Stock)	49,900	(1,605,283)

		(3,013,347)

Multi-Utilities — (0.0)%
WEC Energy Group, Inc.	2,800	(258,244)

Pharmaceuticals — (0.3)%
Aerie Pharmaceuticals, Inc.*	40,800	(986,136)
Dermira, Inc.*	17,900	(271,364)
Nektar Therapeutics*	19,300	(416,590)

		(1,674,090)

Professional Services — (0.2)%
Upwork, Inc.*	98,600	(1,052,062)

Real Estate Management & Development — (0.1)%
Redfin Corp.*	16,200	(342,468)

Semiconductors & Semiconductor Equipment — (0.7)%
Advanced Micro Devices, Inc.*	87,500	(4,012,750)
Impinj, Inc.*	19,200	(496,512)

		(4,509,262)

Software — (4.5)%
8x8, Inc.*	600	(10,980)
Alteryx, Inc. (Class A Stock)*	41,900	(4,192,933)

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Anaplan, Inc.*	46,900	$(2,457,560)
Appfolio, Inc. (Class A Stock)*	13,400	(1,473,330)
Appian Corp.*	19,800	(756,558)
Coupa Software, Inc.*	57,800	(8,453,250)
Everbridge, Inc.*	16,500	(1,288,320)
Instructure, Inc.*	36,500	(1,759,665)
Q2 Holdings, Inc.*	29,000	(2,351,320)
SailPoint Technologies Holding, Inc.*	45,100	(1,064,360)
Smartsheet, Inc. (Class A Stock)*	26,500	(1,190,380)
Trade Desk, Inc. (The) (Class A Stock)*	3,300	(857,274)
Varonis Systems, Inc.*	26,500	(2,059,315)

		(27,915,245)

Specialty Retail — (0.3)%
Five Below, Inc.*	10,800	(1,380,888)
Monro, Inc.	2,900	(226,780)

		(1,607,668)

Technology Hardware, Storage & Peripherals — (0.7)%
Pure Storage, Inc. (Class A Stock)*	245,400	(4,198,794)

Thrifts & Mortgage Finance — (0.3)%
LendingTree, Inc.*	5,900	(1,790,296)

Trading Companies & Distributors — (0.5)%
SiteOne Landscape Supply, Inc.*	37,600	(3,408,440)

Wireless Telecommunication Services — (0.1)%
Boingo Wireless, Inc.*	39,500	(432,525)

TOTAL SECURITIES SOLD SHORT (proceeds received $166,171,583)		(184,851,275)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—99.9% (cost $488,549,743)		618,707,737
Other assets in excess of liabilities(z) — 0.1%		623,911

NET ASSETS — 100.0%		$619,331,648

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
56	S&P 500 E-Mini Index	Mar. 2020	$9,047,080	$89,388
5	S&P Mid Cap 400 E-Mini Index	Mar. 2020	1,032,400	9,575

				$98,963

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$797,466

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$20,856,043	$—	$—
Airlines	307,545	—	—
Automobiles	3,852,060	—	—
Banks	33,329,194	—	—
Beverages	6,133,235	—	—
Biotechnology	41,924,227	—	—
Building Products	7,596,661	—	—
Capital Markets	18,559,570	—	—
Chemicals	18,334,351	—	—
Commercial Services & Supplies	6,237,337	—	—
Communications Equipment	7,675,921	—	—
Construction & Engineering	2,605,612	—	—
Construction Materials	5,305,775	—	—
Consumer Finance	4,366,822	—	—
Containers & Packaging	1,628,286	—	—
Distributors	3,287,970	—	—
Diversified Consumer Services	1,616,302	—	—
Diversified Financial Services	9,497,705	—	—
Diversified Telecommunication Services	16,303,364	—	—
Electric Utilities	7,028,361	—	—
Electrical Equipment	3,640,288	—	—
Electronic Equipment, Instruments & Components	13,259,629	—	—
Energy Equipment & Services	2,370,175	—	—
Entertainment	13,223,301	—	—
Equity Real Estate Investment Trusts (REITs)	21,864,476	—	—
Food & Staples Retailing	4,195,787	—	—
Food Products	13,306,373	—	—
Gas Utilities	3,594,736	—	—
Health Care Equipment & Supplies	34,917,531	—	—
Health Care Providers & Services	28,324,373	—	—
Health Care Technology	1,814,210	—	—
Hotels, Restaurants & Leisure	9,596,030	—	—
Household Durables	7,632,522	—	—
Household Products	6,544,760	—	—
Independent Power & Renewable Electricity Producers	7,334,489	—	—
Industrial Conglomerates	7,598,592	—	—
Insurance	16,529,665	—	—
Interactive Media & Services	32,839,384	—	—
Internet & Direct Marketing Retail	21,256,729	—	—
IT Services	41,715,503	—	—
Life Sciences Tools & Services	5,638,645	—	—
Machinery	9,609,596	—	—
Media	13,470,983	—	—
Metals & Mining	2,825,320	—	—
Mortgage Real Estate Investment Trusts (REITs)	2,312,998	—	—
Multiline Retail	6,285,653	—	—
Multi-Utilities	2,949,242	—	—
Oil, Gas & Consumable Fuels	18,378,654	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Personal Products	$5,051,610	$—	$—
Pharmaceuticals	27,553,975	—	—
Professional Services	1,838,598	—	—
Real Estate Management & Development	5,681,379	—	—
Road & Rail	2,205,504	—	—
Semiconductors & Semiconductor Equipment	33,879,331	—	—
Software	77,650,357	—	—
Specialty Retail	16,268,722	—	—
Technology Hardware, Storage & Peripherals	35,156,902	—	—
Textiles, Apparel & Luxury Goods	2,830,730	—	—
Thrifts & Mortgage Finance	947,025	—	—
Tobacco	5,624,857	—	—
Trading Companies & Distributors	8,307,123	—	—
Water Utilities	859,826	—	—
Wireless Telecommunication Services	460,121	—	—
Affiliated Mutual Fund	8,969,501	—	—
U.S. Treasury Obligation	—	797,466	—

Total	$802,761,546	$797,466	$—

Liabilities
Common Stocks—Short
Aerospace & Defense	$(4,604,892)	$—	$—
Auto Components	(1,143,372)	—	—
Banks	(3,822,318)	—	—
Biotechnology	(25,096,278)	—	—
Building Products	(1,415,026)	—	—
Capital Markets	(1,555,560)	—	—
Chemicals	(10,520,854)	—	—
Commercial Services & Supplies	(5,411,138)	—	—
Communications Equipment	(1,937,856)	—	—
Diversified Consumer Services	(591,084)	—	—
Electronic Equipment, Instruments & Components	(10,875,197)	—	—
Entertainment	(6,360,250)	—	—
Equity Real Estate Investment Trusts (REITs)	(5,080,194)	—	—
Food Products	(3,582,773)	—	—
Health Care Equipment & Supplies	(12,852,029)	—	—
Health Care Providers & Services	(8,057,180)	—	—
Health Care Technology	(2,441,948)	—	—
Hotels, Restaurants & Leisure	(2,121,431)	—	—
Household Durables	(936,362)	—	—
Independent Power & Renewable Electricity Producers	(2,095,571)	—	—
Insurance	(2,075,328)	—	—
Interactive Media & Services	(1,094,098)	—	—
Internet & Direct Marketing Retail	(3,803,648)	—	—
IT Services	(12,893,091)	—	—
Life Sciences Tools & Services	(1,224,922)	—	—
Machinery	(3,056,434)	—	—
Media	(3,013,347)	—	—
Multi-Utilities.	(258,244)	—	—
Pharmaceuticals	(1,674,090)	—	—
Professional Services	(1,052,062)	—	—
Real Estate Management & Development	(342,468)	—	—
Semiconductors & Semiconductor Equipment	(4,509,262)	—	—
Software	(27,915,245)	—	—
Specialty Retail	(1,607,668)	—	—
Technology Hardware, Storage & Peripherals	(4,198,794)	—	—
Thrifts & Mortgage Finance	(1,790,296)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities (continued)
Common Stocks—Short (continued)
Trading Companies & Distributors	$(3,408,440)	$—	$—
Wireless Telecommunication Services	(432,525)	—	—

Total	$(184,851,275)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$98,963	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Software	12.5%
Biotechnology	6.8
IT Services	6.7
Technology Hardware, Storage & Peripherals	5.7
Health Care Equipment & Supplies	5.6
Semiconductors & Semiconductor Equipment	5.5
Banks	5.4
Interactive Media & Services	5.3
Health Care Providers & Services	4.6
Pharmaceuticals	4.4
Equity Real Estate Investment Trusts (REITs)	3.5
Internet & Direct Marketing Retail	3.4
Aerospace & Defense	3.4
Capital Markets	3.0
Oil, Gas & Consumable Fuels	3.0
Chemicals	3.0
Insurance	2.7
Diversified Telecommunication Services	2.6
Specialty Retail	2.6
Media	2.2
Food Products	2.1
Electronic Equipment, Instruments & Components	2.1
Entertainment	2.1
Machinery	1.6
Hotels, Restaurants & Leisure	1.5
Diversified Financial Services	1.5
Affiliated Mutual Fund	1.5
Trading Companies & Distributors	1.3
Communications Equipment	1.2
Household Durables	1.2
Industrial Conglomerates	1.2
Building Products	1.2
Independent Power & Renewable Electricity Producers	1.2
Electric Utilities	1.1
Household Products	1.1
Multiline Retail	1.0
Commercial Services & Supplies	1.0
Beverages	1.0
Real Estate Management & Development	0.9
Life Sciences Tools & Services	0.9

Tobacco	0.9%
Construction Materials	0.9
Personal Products	0.8
Consumer Finance	0.7
Food & Staples Retailing	0.7
Automobiles	0.6
Electrical Equipment	0.6
Gas Utilities	0.6
Distributors	0.5
Multi-Utilities	0.5
Textiles, Apparel & Luxury Goods	0.5
Metals & Mining	0.5
Construction & Engineering	0.4
Energy Equipment & Services	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Road & Rail	0.4
Professional Services	0.3
Health Care Technology	0.3
Containers & Packaging	0.3
Diversified Consumer Services	0.3
Thrifts & Mortgage Finance	0.2
Water Utilities	0.1
U.S. Treasury Obligations	0.1
Wireless Telecommunication Services	0.1
Airlines	0.1
Securities Sold Short
Multi-Utilities	(0.0)*
Real Estate Management & Development	(0.1)
Wireless Telecommunication Services	(0.1)
Diversified Consumer Services	(0.1)
Household Durables	(0.2)
Professional Services	(0.2)
Interactive Media & Services	(0.2)
Auto Components	(0.2)
Life Sciences Tools & Services	(0.2)
Building Products	(0.2)
Capital Markets	(0.2)
Specialty Retail	(0.3)
Pharmaceuticals	(0.3)
Thrifts & Mortgage Finance	(0.3)

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Communications Equipment	(0.3)%
Insurance	(0.3)
Independent Power & Renewable Electricity Producers	(0.3)
Hotels, Restaurants & Leisure	(0.3)
Health Care Technology	(0.4)
Media	(0.5)
Machinery	(0.5)
Trading Companies & Distributors	(0.5)
Food Products	(0.6)
Internet & Direct Marketing Retail	(0.6)
Banks	(0.6)
Technology Hardware, Storage & Peripherals	(0.7)
Semiconductors & Semiconductor Equipment	(0.7)
Aerospace & Defense	(0.7)
Equity Real Estate Investment Trusts (REITs)	(0.8)
Commercial Services & Supplies	(0.9)

Entertainment	(1.0)%
Health Care Providers & Services	(1.3)
Chemicals	(1.7)
Electronic Equipment, Instruments & Components	(1.8)
Health Care Equipment & Supplies	(2.1)
IT Services	(2.1)
Biotechnology	(4.1)
Software	(4.5)

99.9
Other assets in excess of liabilities	0.1

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$98,963	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,367,700

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(104,457)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$13,552,790

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	BNP Paribas	$(184,851,275)	$184,851,275	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $645,751,825)	$794,589,511
Affiliated investments (cost $8,969,501)	8,969,501
Cash	83,558
Dividends and interest receivable	633,331
Deposit with broker for securities sold short	428,564
Receivable for Portfolio shares sold	65,092
Due from broker-variation margin futures	22,510
Tax reclaim receivable	4,778
Prepaid expenses	4,729

Total Assets	804,801,574

LIABILITIES
Securities sold short, at value (proceeds received $166,171,583)	184,851,275
Dividends payable on securities sold short	235,082
Management fee payable	233,375
Payable for Portfolio shares repurchased	62,652
Accrued expenses and other liabilities	56,922
Distribution fee payable	25,485
Payable to affiliate	4,778
Affiliated transfer agent fee payable	357

Total Liabilities	185,469,926

NET ASSETS	$619,331,648

Net assets were comprised of:
Partners’ Equity	$619,331,648

Net asset value and redemption price per share, $619,331,648 / 17,747,454 outstanding shares of beneficial interest	$34.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $8,534 foreign withholding tax)	$14,034,353
Affiliated dividend income	306,700
Interest income	48,705

Total income	14,389,758

EXPENSES
Management fee	5,211,529
Distribution fee	1,578,932
Broker fees and expenses on short sales	1,591,765
Dividends on securities sold short	1,143,851
Custodian and accounting fees	86,008
Audit fee	42,763
Trustees’ fees	16,440
Legal fees and expenses	14,246
Shareholders’ reports	7,055
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	25,473

Total expenses	9,725,070

NET INVESTMENT INCOME (LOSS)	4,664,688

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	53,520,959
Futures transactions	3,367,700
Short sales transactions	(20,440,686)

36,447,973

Net change in unrealized appreciation (depreciation) on:
Investments	128,122,866
Futures	(104,457)
Short sales	(37,455,441)

90,562,968

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	127,010,941

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$131,675,629

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,664,688	$4,192,146
Net realized gain (loss) on investment transactions	36,447,973	86,937,967
Net change in unrealized appreciation (depreciation) on investments	90,562,968	(144,092,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131,675,629	(52,962,269)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,207,784 and 1,080,016 shares, respectively]	37,055,158	33,516,978
Portfolio shares repurchased [4,290,337 and 4,394,723 shares, respectively]	(133,393,595)	(134,285,456)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(96,338,437)	(100,768,478)

CAPITAL CONTRIBUTIONS	1,328	2,412

TOTAL INCREASE (DECREASE)	35,338,520	(153,728,335)
NET ASSETS:
Beginning of year	583,993,128	737,721,463

End of year	$619,331,648	$583,993,128

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2019

CASH FLOWS PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Net Increase (decrease) in net assets resulting from operations	$131,675,629

ADJUSTMENTS TO RECONCILE NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
Proceeds from disposition of long-term portfolio investments	1,153,760,571
Purchases of long-term portfolio investments	(1,033,634,767)
Net proceeds (purchases) of short-term portfolio investments	10,591,334
Costs to cover investments sold short	(339,329,654)
Proceeds from investments sold short	294,839,259
Net realized (gain) loss on investment transactions	(53,520,959)
Net realized (gain) loss on short sales transactions	20,440,686
Net change in unrealized (appreciation) depreciation on investment transactions	(128,122,866)
Net change in unrealized (appreciation) depreciation on short sales transactions	37,455,441
(INCREASE) DECREASE IN ASSETS:
Dividends and interest receivable	367,991
Tax reclaim receivable	(29)
Prepaid expenses	635
INCREASE (DECREASE) IN LIABILITIES:
Dividends payable on securities sold short	90,519
Management fee payable	2,127
Accrued expenses and other liabilities	(5,386)
Distribution fee payable	2,030
Payable to affiliate	29
Affiliated transfer agent fee payable	(12)

Total adjustments	(37,063,051)

Net cash provided by (used for) operating activities	94,612,578

NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES:
Proceeds from Portfolio shares sold, net of amounts receivable	38,532,941
Payable of Portfolio shares repurchased, net of amounts payable	(133,331,237)
Capital contributions	1,328

Net cash provided by (used for) financing activities	(94,796,968)

Net increase (decrease) in cash and restricted cash	(184,390)

Cash and restricted cash at beginning of year	719,022

CASH AND RESTRICTED CASH AT END OF YEAR	$534,632

RECONCILIATION OF CASH AND RESTRICTED CASH REPORTED IN THE STATEMENT OF ASSETS AND LIABILITIES TO THE STATEMENT OF CASH FLOWS:

	December 31, 2019	December 31, 2018
Cash	$83,558	$21,098
Restricted cash:
Deposit with broker for securities sold short	428,564	569,336
Due from broker-variation margin futures	22,510	128,588

TOTAL CASH AND RESTRICTED CASH	$534,632	$719,022

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.5%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST AB Global Bond Portfolio*	2,579,450	$30,153,775
AST AQR Emerging Markets Equity Portfolio*	164,860	2,017,881
AST AQR Large Cap Core Portfolio*	6,006,659	123,917,365
AST BlackRock/Loomis Sayles Bond Portfolio*	1,836,489	27,180,039
AST ClearBridge Dividend Growth Portfolio*	5,649,595	124,291,080
AST Goldman Sachs Global Income Portfolio*	1,287,523	15,076,893
AST Goldman Sachs Small-Cap Value Portfolio*	664,278	16,626,875
AST High Yield Portfolio*	123,232	1,402,377
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,170,837	38,731,285
AST International Growth Portfolio*	3,708,073	76,126,746
AST International Value Portfolio*	3,527,981	75,710,481
AST Jennison Large-Cap Growth Portfolio*	1,113,093	45,091,404
AST Loomis Sayles Large-Cap Growth Portfolio*	1,232,620	78,739,788
AST MFS Growth Portfolio*	1,348,411	44,996,469
AST MFS Large-Cap Value Portfolio*	3,877,316	90,574,102
AST Mid-Cap Growth Portfolio*	590,953	6,937,783
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	94,277	3,327,966
AST Parametric Emerging Markets Equity Portfolio*	110,567	1,089,087
AST PIMCO Dynamic Bond Portfolio*	600,598	6,066,038
AST Prudential Core Bond Portfolio*	7,894,505	105,707,420
AST QMA International Core Equity Portfolio*	5,148,239	64,970,779
AST QMA Large-Cap Portfolio*	5,728,769	123,855,988
AST Small-Cap Growth Opportunities Portfolio*	607,042	14,647,921

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
AST Small-Cap Growth Portfolio*	275,479	$14,614,158
AST Small-Cap Value Portfolio*	428,495	12,413,506
AST T. Rowe Price Large-Cap Growth Portfolio*	1,222,915	56,437,522
AST T. Rowe Price Large-Cap Value Portfolio*	5,001,377	86,123,714
AST WEDGE Capital Mid-Cap Value Portfolio*	130,528	3,346,739
AST Wellington Management Global Bond Portfolio*	6,388,643	75,322,102
AST Western Asset Core Plus Bond Portfolio*	3,017,935	42,432,164
AST Western Asset Emerging Markets Debt Portfolio*	101,306	1,237,955

TOTAL LONG-TERM INVESTMENTS (cost $1,206,398,836)(w)		1,409,167,402

SHORT-TERM INVESTMENT — 0.6%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $8,448,537)(w)	8,448,537	8,448,537

TOTAL INVESTMENTS—100.1% (cost $1,214,847,373)		1,417,615,939
Liabilities in excess of other assets — (0.1)%		(1,228,555)

NET ASSETS — 100.0%		$1,416,387,384

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$1,417,615,939	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Large/Mid-Cap Growth	34.0%

Core Bond	21.3%

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Investment Allocation (continued):

Large/Mid-Cap Value	15.6%
International Value	9.9
Large/Mid-Cap Blend	8.8
International Growth	5.4
Small-Cap Value	2.1
Small-Cap Growth	2.0
Ultra Short Bond	0.6
Emerging Markets	0.3

High Yield	0.1%

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Affiliated investments (cost $1,214,847,373)	$1,417,615,939
Prepaid expenses	786

Total Assets	1,417,616,725

LIABILITIES
Payable for Portfolio shares repurchased	1,061,544
Management fee payable	115,399
Accrued expenses and other liabilities	52,041
Affiliated transfer agent fee payable	357

Total Liabilities	1,229,341

NET ASSETS	$1,416,387,384

Net assets were comprised of:
Partners’ Equity	$1,416,387,384

Net asset value and redemption price per share, $1,416,387,384 / 74,875,505 outstanding shares of beneficial interest	$18.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
Affiliated dividend income	$117,596

EXPENSES
Management fee	3,357,228
Custodian and accounting fees	111,399
Trustees’ fees	24,619
Audit fee	23,300
Legal fees and expenses	16,612
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	3,957
Miscellaneous	16,621

Total expenses	3,560,743
Less: Fee waiver and/or expense reimbursement	(37,949)

Net expenses	3,522,794

NET INVESTMENT INCOME (LOSS)	(3,405,198)

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized gain (loss) on investment transactions	52,851,854
Net change in unrealized appreciation (depreciation) on investments	205,283,432

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	258,135,286

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$254,730,088

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,405,198)	$(3,316,522)
Net realized gain (loss) on investment transactions	52,851,854	154,480,809
Net change in unrealized appreciation (depreciation) on investments	205,283,432	(236,965,520)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,730,088	(85,801,233)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,952,369 and 5,588,866 shares, respectively]	70,062,827	94,327,025
Portfolio shares repurchased [7,717,791 and 3,733,011 shares, respectively]	(136,054,002)	(62,599,360)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(65,991,175)	31,727,665

TOTAL INCREASE (DECREASE)	188,738,913	(54,073,568)
NET ASSETS:
Beginning of year	1,227,648,471	1,281,722,039

End of year	$1,416,387,384	$1,227,648,471

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 100.7%

ASSET-BACKED SECURITIES — 4.1%
Automobiles — 0.7%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class A, 144A
3.350%	09/22/25	8,140	$8,394,336
Series 2019-03A, Class A, 144A
2.360%	03/20/26	8,140	8,050,545
Flagship Credit Auto Trust,
Series 2017-03, Class A, 144A
1.880%	10/15/21	77	76,873
Ford Credit Auto Owner Trust,
Series 2017-02, Class B, 144A
2.600%	03/15/29	373	375,592
Foursight Capital Automobile Receivables Trust,
Series 2016-01, Class A2, 144A
2.870%	10/15/21	137	137,663
Hertz Vehicle Financing LP,
Series 2017-01A, Class A, 144A
2.960%	10/25/21	5,620	5,648,676
Series 2019-03A, Class A, 144A
2.670%	12/26/25	3,700	3,686,295
Mercedes-Benz Auto Receivables Trust,
Series 2016-01, Class A3
1.260%	02/16/21	44	43,877

			26,413,857

Collateralized Loan Obligations — 1.3%
Apidos CLO (Cayman Islands),
Series 2013-16A, Class CR, 144A, 3 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
4.966%(c)	01/19/25	750	750,000
Avery Point CLO Ltd. (Cayman Islands),
Series 2014-05A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.502%(c)	07/17/26	1,359	1,356,514
Cent CLO Ltd. (Cayman Islands),
Series 2013-19A, Class A1A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 0.000%)
3.258%(c)	10/29/25	3,453	3,452,238
Community Funding CLO (Cayman Islands),
Series 2015-01A, Class A, 144A
5.750%	11/01/27	8,093	8,119,177
Galaxy CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)
2.986%(c)	04/20/31	781	774,779
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/16/28	3,875	3,860,986
Jamestown CLO Ltd. (Cayman Islands),
Series 2015-07A, Class CR, 144A, 3 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
4.540%(c)	07/25/27	2,001	2,001,040
JFIN CLO Ltd. (Cayman Islands),
Series 2014-01A, Class B1R, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.416%(c)	04/21/25	2,750	2,730,815

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
KVK CLO Ltd. (Cayman Islands),
Series 2016-01A, Class C, 144A, 3 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
5.151%(c)	01/15/29	2,257	$2,252,339
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.351%(c)	10/13/27	2,000	1,968,588
OHA Loan Funding Ltd. (Cayman Islands),
Series 2016-01A, Class B1, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.766%(c)	01/20/28	5,963	5,941,842
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2017-01A, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.701%(c)	10/15/25	1,805	1,792,825
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
3.051%(c)	04/15/26	1,329	1,305,456
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.401%(c)	04/15/26	1,006	962,838
Shackleton CLO Ltd. (Cayman Islands),
Series 2016-09A, Class B, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 0.000%)
3.866%(c)	10/20/28	1,519	1,514,137
Tralee CLO Ltd. (Cayman Islands),
Series 2014-03A, Class AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.996%(c)	10/20/27	5,084	5,081,190
WhiteHorse Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
2.809%(c)	05/01/26	2,156	2,150,223

			46,014,987

Home Equity Loans — 0.4%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W08, Class A2, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.480%)
2.752%(c)	05/25/34	1,509	1,509,675
Countrywide Home Equity Loan Trust,
Series 2006-HW, Class 2A1B, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.890%(c)	11/15/36	171	149,861
Option One Mortgage Loan Trust,
Series 2007-FXD2, Class 1A1
5.820%	03/25/37	12,256	12,254,256
Renaissance Home Equity Loan Trust,
Series 2006-03, Class AV3, 1 Month LIBOR + 0.240% (Cap 14.000%, Floor 0.240%)
2.032%(c)	11/25/36	2,267	825,422

			14,739,214

Other — 0.2%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2019-01A, Class A2I, 144A
4.194%	06/07/49	6,000	6,074,141

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
CSEMC Magnolia Finance DAC (Ireland),
Series 2019-03, Class A, 144A, 3 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
4.999%(c)	08/09/24	1,000	$998,686
Fannie Mae Grantor Trust,
Series 2017-T01, Class A
2.898%	06/25/27	898	920,839
Freddie Mac Structured Pass-Through Certificates,
Series 2017-SR01, Class A3
3.089%	11/25/27	480	493,140

			8,486,806

Residential Mortgage-Backed Securities — 0.8%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-R02, Class A1A, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.345%)
2.482%(c)	04/25/34	301	300,394
Bravo Mortgage Asset Trust,
Series 2006-01A, Class M1, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.192%(c)	07/25/36	8,370	7,651,854
Countrywide Asset-Backed Certificates Trust,
Series 2004-13, Class MF1
5.071%(cc)	04/25/35	3,541	3,541,303
Series 2006-SD03, Class A1, 144A, 1 Month LIBOR + 0.330% (Cap 14.500%, Floor 0.330%)
2.122%(c)	07/25/36	329	321,126
Equity One Mortgage Pass-Through Trust,
Series 2002-05, Class M1
5.803%(cc)	11/25/32	1,478	1,533,582
PFCA Home Equity Investment Trust,
Series 2003-IFC06, Class A, 144A
4.419%(cc)	04/22/35	14,840	15,001,142
RAMP Trust,
Series 2006-RZ04, Class A3, 1 Month LIBOR + 0.270% (Cap 14.000%, Floor 0.270%)
2.062%(c)	10/25/36	2,057	2,035,545

			30,384,946

Small Business Loan — 0.2%
SBA Small Business Investment Cos.,
Series 2018-10B, Class 1
3.548%	09/10/28	1,735	1,807,727
Series 2019-10A, Class 1
3.113%	03/10/29	3,275	3,362,336
United States Small Business Administration,
Series 2019-20D, Class 1
2.980%	04/01/39	1,662	1,715,753
Series 2019-25G, Class 1
2.690%	07/01/44	1,630	1,650,178

			8,535,994

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans — 0.5%
Navient Student Loan Trust,
Series 2016-07A, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
2.955%(c)	03/25/66	1,876	$1,876,198
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
2.842%(c)	12/27/66	3,451	3,430,192
SLC Student Loan Trust,
Series 2008-01, Class A4A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.494%(c)	12/15/32	3,416	3,472,726
SLM Student Loan Trust,
Series 2003-04, Class A5E, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.644%(c)	03/15/33	2,293	2,226,857
Series 2011-01, Class A1, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)
2.312%(c)	03/25/26	39	38,539
SMB Private Education Loan Trust,
Series 2015-C, Class R, 144A
—%(p)	09/18/46	63,950	4,746,726
SoFi Professional Loan Program LLC,
Series 2015-C, Class R, 144A
—%(p)	08/25/36	1	1,647,484

			17,438,722

TOTAL ASSET-BACKED SECURITIES (cost $162,537,819)			152,014,526

BANK LOANS — 4.7%
Airlines — 0.0%
American Airlines, Inc.,
2017 Replacement Class B Term Loan, 1 Month LIBOR + 2.000%
3.740%(c)	12/14/23	920	922,812

Auto Parts & Equipment — 0.1%
Panther BF Aggregator, LP,
First Lien Initial Dollar Term Loan , 1 Month LIBOR + 3.500%
5.305%(c)	04/30/26	2,773	2,779,983

Building Materials — 0.1%
API Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	10/01/26	1,920	1,933,200

Commercial Services — 0.3%
Allied Universal Holdco LLC,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	07/10/26	3,034	3,049,684
2.125%(c)	07/10/26	300	301,949
Atlantic Aviation FBO, Inc.,
Term Loan, 1 Month LIBOR + 3.750%
5.550%(c)	12/06/25	624	630,327
BrightView Landscapes LLC,
Initial Term Loan, 1 — 3 Month LIBOR + 2.500%
4.281%(c)	08/15/25	1,635	1,645,319
Garda World Security Corp. (Canada),
First Lien Term Loan B, 3 Month LIBOR + 4.750%
6.660%(c)	10/23/26	1,320	1,326,050

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (continued)
Prime Security Services Borrower LLC,
2019 Refinancing Term B-1 Loan, 1 Month LIBOR + 3.250%
4.944%(c)	09/23/26	4,244	$4,250,912
Trans Union LLC,
Term B-5 Loan, 1 Month LIBOR + 1.750%
3.549%(c)	11/16/26	1,404	1,408,901

			12,613,142

Computers — 0.2%
Dell International LLC,
Refinancing Term B-1 Loan, 1 Month LIBOR + 2.000%
3.800%(c)	09/19/25	2,951	2,968,366
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
5.555%(c)	09/30/24	4,497	4,514,807
Western Digital Corp.,
New Term Loan B-4, 3 Month LIBOR + 1.750%
3.452%(c)	04/29/23	81	81,368

			7,564,541

Diversified Financial Services — 0.2%
Edelman Financial Center LLC (The),
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
5.035%(c)	07/21/25	3,569	3,584,031
Focus Financial Partners LLC,
Tranche B-2 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	07/03/24	1,753	1,764,215
Jane Street Group LLC,
New Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	08/25/22	2,193	2,183,854
VFH Parent LLC,
Initial Term Loan, 1 Month LIBOR + 3.500%
5.197%(c)	03/01/26	1,113	1,116,250

			8,648,350

Entertainment — 0.2%
AMC Entertainment Holdings, Inc.,
Term B-1 Loan, 1 Month LIBOR + 3.000%
4.800%(c)	04/22/26	588	592,196
CEOC LLC,
Term B Loan, 1 Month LIBOR + 2.000%
3.799%(c)	10/07/24	1,877	1,887,805
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
4.299%(c)	05/15/26	1,874	1,885,459
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
4.484%(c)	08/14/24	4,283	4,289,550
Stars Group Holdings BV (Canada),
USD Term Loan, 3 Month LIBOR + 3.500%
5.445%(c)	07/10/25	160	161,556

			8,816,566

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
2018 Incremental Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	05/30/25	559	558,682

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Food Service — 0.1%
Aramark Services, Inc.,
Term Loan
—%(p)	12/10/26	370	$371,619
US Term B-3 Loan, 1 Month LIBOR + 1.750%
3.549%(c)	03/11/25	1,567	1,572,246
TKC Holdings, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
5.550%(c)	02/01/23	536	495,633

			2,439,498

Foods — 0.0%
Albertson’s LLC,
2019 Term B-8 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	08/17/26	254	256,212
2019-1 Term B-7 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	11/17/25	1,125	1,134,309

			1,390,521

Healthcare-Products — 0.2%
AthenaHealth, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 4.500%
6.401%(c)	02/11/26	4,289	4,305,381
Sotera Health Holdings LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.500%
6.289%(c)	12/11/26	4,780	4,787,968

			9,093,349

Healthcare-Services — 0.5%
Air Medical Group Holdings, Inc.,
2018 Term Loan, 1 Month LIBOR + 3.250%
5.035%(c)	04/28/22	1,464	1,428,430
HCA, Inc.,
Tranche B-12 Term Loan, 1 Month LIBOR + 1.750%
3.549%(c)	03/13/25	989	994,071
Jaguar Holding Co. II,
2018 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	08/18/22	2,519	2,530,643
LifePoint Health, Inc.,
First Lien Term B Loan, 1-3 Month LIBOR + 4.000%
7.275%(c)	11/16/25	4,664	4,696,902
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	06/07/23	4,516	4,446,118
Phoenix Guarantor, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.500%
6.210%(c)	03/05/26	2,488	2,498,900
Radnet Management, Inc.,
Term B-1 Loan (First Lien), 3 Month LIBOR + 3.500%
5.510%(c)	06/30/23^	2,224	2,229,776

			18,824,840

Holding Companies-Diversified — 0.1%
First Eagle Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	12/02/24	2,211	2,220,292

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Insurance — 0.1%
Asurion LLC,
Amendment No. 14 Replacement B-4 Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	08/04/22	2,903	$2,917,989
New B-7 Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	11/03/24	1,635	1,642,805

			4,560,794

Internet — 0.0%
Ancestry.com Operations, Inc.,
Non Extended Term Loan B, 1 Month LIBOR + 3.750%
5.550%(c)	10/19/23	408	400,900

Investment Companies — 0.2%
FinCo I LLC,
2018 Replacement Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	12/27/22	1,355	1,361,192
RPI Finance Trust,
Initial Term Loan B-6, 1 Month LIBOR + 2.000%
3.799%(c)	03/27/23	3,234	3,257,388
UFC Holdings LLC,
Term B Loan, 1 Month LIBOR + 3.250%
5.050%(c)	04/29/26	2,939	2,955,972

			7,574,552

Leisure Time — 0.1%
Alterra Mountain Co.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	07/31/24	2,336	2,346,382

Lodging — 0.5%
Boyd Gaming Corp.,
Refinancing Term B Loan, 1 Month LIBOR + 2.250%
3.853%(c)	09/15/23	2,213	2,226,345
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	12/23/24	2,563	2,563,836
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/18/24	454	455,067
Four Seasons Hotels Ltd. (Canada),
Restated Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	11/30/23	1,443	1,451,828
Golden Nugget LLC,
B Term Loan, 1-3 Month LIBOR + 2.750%
4.675%(c)	10/04/23	1,926	1,931,457
Hilton Worldwide Finance LLC,
Refinance Series B-2 Term Loan, 1 Month LIBOR + 1.750%
3.542%(c)	06/22/26	3,784	3,807,188
Station Casinos LLC,
Term B Facility Loan, 1 Month LIBOR + 2.500%
4.300%(c)	06/08/23	967	970,059
Wynn Resorts Finance LLC,
Term Loan
—%(p)	09/20/24^	4,890	4,890,000

			18,295,780

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Machinery-Construction & Mining — 0.0%
Brookfield WEC Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	08/01/25	559	$561,615

Media — 0.6%
Charter Communications Operating LLC,
Term Loan B1, 1 Month LIBOR + 1.750%
3.550%(c)	04/30/25	3,944	3,967,833
CSC Holdings LLC,
September 2019 Term Loan, 1 Month LIBOR + 2.500%
4.240%(c)	04/15/27	740	742,775
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
5.030%(c)	08/24/26	678	679,996
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
4.305%(c)	11/18/24^	276	277,697
iHeartCommunications, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.691%(c)	05/01/26	1,782	1,797,111
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.750%
4.452%(c)	09/18/26	4,758	4,779,195
Numericable US LLC (France),
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
5.427%(c)	01/31/26	1,974	1,973,774
Univision Communications, Inc.,
2017 Replacement Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	03/15/24	2,599	2,560,805
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
4.240%(c)	01/31/28	3,739	3,760,378
Ziggo Secured Finance Partnership (Netherlands),
Term Loan E, 1 Month LIBOR + 2.500%
4.240%(c)	04/15/25	1,325	1,324,750

			21,864,314

Packaging & Containers — 0.2%
Berry Global, Inc.,
Term W Loan, 1 Month LIBOR + 2.000%
3.715%(c)	10/01/22	1,910	1,916,481
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	02/06/23	3,590	3,598,589

			5,515,070

Pharmaceuticals — 0.3%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.740%(c)	06/02/25	2,104	2,115,910
Beta Sub LLC,
First Lien Term B Loan, 1 Month LIBOR + 4.500%
6.299%(c)	08/06/26	1,870	1,860,650
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	03/01/24	4,370	4,381,500

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Pharmaceuticals (continued)
Grifols Worldwide Operations Ltd. (Spain),
Dollar Tranche B Term Loan, 1 Month LIBOR + 2.000%
3.740%(c)	11/15/27	3,420	$3,445,222

			11,803,282

Pipelines — 0.0%
Blackstone CQP Holdco, LP,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.408%(c)	09/30/24	796	799,233

Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating, LP,
Term B Loan, 1 Month LIBOR + 2.000%
3.799%(c)	03/21/25	589	590,716
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 2.000%
3.785%(c)	12/20/24	1,520	1,525,700

			2,116,416

Retail — 0.2%
1011778 BC ULC (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
3.549%(c)	11/19/26	4,956	4,960,344
Academy Ltd.,
Initial Term Loan, 1 Month LIBOR + 4.000%
5.692%(c)	07/01/22	2,056	1,681,830
Michaels Stores, Inc.,
2018 New Replacement Term B Loan, 1 Month LIBOR + 2.500%
4.302%(c)	01/30/23	995	961,341

			7,603,515

Software — 0.1%
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	10/16/26	4,150	4,155,187
MA FinanceCo LLC (United Kingdom),
Tranche B-3 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	06/21/24	55	54,435
Seattle Escrow Borrower LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	06/21/24	367	367,616

			4,577,238

Telecommunications — 0.1%
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1-6 Month LIBOR + 3.750%
5.682%(c)	11/27/23	1,320	1,320,330
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
3.549%(c)	03/01/27	2,060	2,068,307
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.313%(c)	02/02/24	1,643	1,628,632

			5,017,269

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Transportation — 0.1%
Genesee & Wyoming, Inc.,
Term Loan
—%(p)	12/30/26	3,410	$3,439,838

Trucking & Leasing — 0.1%
Avolon TLB Borrower 1 US LLC (Ireland),
Term B-3 Loan, 1 Month LIBOR + 1.750%
3.515%(c)	01/15/25	2,120	2,132,080

TOTAL BANK LOANS (cost $176,388,408)			176,414,054

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.9%
BBCCRE Trust,
Series 2015-GTP, Class E, 144A
4.563%(cc)	08/10/33	5,190	4,984,499
Benchmark Mortgage Trust,
Series 2018-B01, Class A5
3.666%(cc)	01/15/51	4,470	4,809,937
BX Commercial Mortgage Trust,
Series 2018-IND, Class H, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
4.740%(c)	11/15/35	17,283	17,298,740
CD Mortgage Trust,
Series 2017-CD03, Class A4
3.631%	02/10/50	3,870	4,137,718
CHT Mortgage Trust,
Series 2017-CSMO, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
2.670%(c)	11/15/36	3,490	3,491,148
Citigroup Commercial Mortgage Trust,
Series 2019-GC41, Class XA, IO
1.190%(cc)	08/10/56	53,927	4,150,481
Commercial Mortgage Trust,
Series 2013-CR12, Class AM
4.300%	10/10/46	450	478,859
Series 2013-CR12, Class B
4.762%(cc)	10/10/46	390	403,187
Series 2013-CR12, Class C
5.081%(cc)	10/10/46	190	193,880
Series 2014-CR17, Class XA, IO
0.982%(cc)	05/10/47	32,396	1,164,971
Series 2015-LC23, Class C
4.645%(cc)	10/10/48	2,238	2,353,735
Series 2015-PC01, Class D
4.436%(cc)	07/10/50	2,212	2,089,061
Credit Suisse Commercial Mortgage Trust,
Series 2006-C05, Class AJ
5.373%	12/15/39	1,030	543,527
Series 2007-C05, Class AM
5.869%(cc)	09/15/40	559	349,626
Credit Suisse Mortgage Capital LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	2,470	2,600,543
Series 2014-USA, Class F, 144A
4.373%	09/15/37	5,420	4,898,934
Credit Suisse Mortgage Trust,
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	2,950	3,136,259

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-PLUM, Class A, 144A, 1 Month LIBOR + 3.231% (Cap N/A, Floor 3.231%)
4.971%(c)	08/15/20	877	$877,688
Fannie Mae-Aces,
Series 2014-M04, Class X2, IO
0.167%(cc)	03/25/24	84,756	511,698
Series 2019-M04, Class A2
3.610%	02/25/31	1,950	2,106,733
Series 2019-M06, Class A2
3.450%	01/01/29	4,110	4,394,755
Series 2019-M14, Class X1, IO
0.593%(cc)	06/25/29	9,987	463,512
Series 2019-M15, Class X, IO
0.550%(cc)	03/25/29	20,000	835,611
Series 2019-M27, Class A2
2.700%	11/25/40	1,400	1,362,527
FHLMC Multifamily Structured Pass-Through Certificates,
Series K007, Class X1, IO
1.010%(cc)	04/25/20	1,465	57
Series K016, Class X1, IO
1.478%(cc)	10/25/21	375	7,258
Series K092, Class X1, IO
0.709%(cc)	04/25/29	9,994	584,888
Series K094, Class X1, IO
0.881%(cc)	06/25/29	6,998	507,759
Series K094, Class XAM, IO
1.148%(cc)	06/25/29	4,850	469,851
Series K095, Class X1, IO
0.949%(cc)	06/25/29	6,193	479,358
Series K095, Class XAM, IO
1.238%(cc)	06/25/29	1,700	175,355
Series K099, Class X1, IO
1.006%(cc)	09/25/29	6,138	453,045
Series K101, Class X1, IO
0.837%(cc)	10/25/29	1,200	83,321
Series K735, Class X1, IO
0.965%(cc)	05/25/26	6,397	335,150
Series K736, Class X1, IO
1.312%(cc)	07/25/26	12,299	861,611
Series KC05, Class X1, IO
1.204%(cc)	06/25/27	7,000	433,486
FREMF Mortgage Trust,
Series 2012-K20, Class X2A, IO, 144A
0.200%	05/25/45	56,629	201,958
GE Business Loan Trust,
Series 2006-01A, Class B, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
2.040%(c)	05/15/34	2,165	2,047,448
Government National Mortgage Assoc.,
Series 2013-72, Class IO, IO
0.504%(cc)	11/16/47	17,377	445,622
Series 2013-85, Class IA, IO
0.690%(cc)	03/16/47	36,420	972,232
Series 2015-183, Class IO
0.897%(cc)	09/16/57	21,258	1,151,725
Series 2017-111, Class IO, IO
0.740%(cc)	02/16/59	5,747	337,546

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-145, Class IO, IO
0.663%(cc)	04/16/57	4,713	$255,441
Series 2017-41, Class IO, IO
0.791%(cc)	07/16/58	3,791	219,861
Series 2018-119, Class IO, IO
0.653%(cc)	05/16/60	2,953	177,464
GS Mortgage Securities Corp. II,
Series 2015-GC30, Class AS
3.777%(cc)	05/10/50	4,988	5,264,645
Series 2015-GC30, Class B
4.008%(cc)	05/10/50	1,540	1,613,415
Series 2018-SRP5, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.040%(c)	09/15/31	11,720	11,717,104
GS Mortgage Securities Trust,
Series 2006-GG08, Class AJ
5.622%	11/10/39	1,547	1,194,202
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class B
4.892%(cc)	01/15/47	540	585,501
Series 2015-C30, Class C
4.268%(cc)	07/15/48	3,667	3,814,593
Series 2015-C31, Class B
4.616%(cc)	08/15/48	3,600	3,880,453
JPMCC Commercial Mortgage Securities Trust,
Series 2019-BOLT, Class B, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
3.940%(c)	07/15/34	3,984	3,984,907
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C07, Class A5
3.409%	10/15/50	5,580	5,886,953
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-CB19, Class AJ
5.812%(cc)	02/12/49	1,141	682,288
Series 2007-LD12, Class AJ
6.436%(cc)	02/15/51	19	17,908
ML-CFC Commercial Mortgage Trust,
Series 2007-09, Class AJ
6.025%(cc)	09/12/49	1,154	468,801
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class AJ
5.399%	12/15/43	410	389,695
Series 2007-IQ13, Class AJ
5.438%	03/15/44	37	37,637
Series 2019-BPR, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.140%(c)	05/15/36	8,170	8,154,681
Rosslyn Portfolio Trust,
Series 2017-ROSS, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 1.939%)
2.690%(c)	06/15/33	2,700	2,699,254
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	1,900	1,922,869

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Tharaldson Hotel Portfolio Trust,
Series 2018-THL, Class A, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.850%)
2.460%(c)	11/11/34		3,062	$3,056,572
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class B
4.284%(cc)	07/15/46		569	591,902
Series 2015-C28, Class D
4.113%(cc)	05/15/48		3,250	3,088,415
WFRBS Commercial Mortgage Trust,
Series 2012-C07, Class XA, IO, 144A
1.345%(cc)	06/15/45		14,561	359,156
Series 2013-C13, Class D, 144A
4.139%(cc)	05/15/45		3,755	3,793,690
Series 2013-C14, Class D, 144A
3.977%(cc)	06/15/46		650	622,961
Series 2014-C19, Class XA, IO
1.032%(cc)	03/15/47		10,218	328,109
Series 2014-C25, Class C
4.318%(cc)	11/15/47		3,570	3,683,461

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $145,436,345)				145,677,237

CORPORATE BONDS — 32.6%
Aerospace & Defense — 0.8%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27		800	809,254
2.800%	03/01/27		760	769,370
3.100%	05/01/26		590	608,901
3.200%	03/01/29		1,520	1,587,001
3.250%	02/01/35		2,960	3,038,185
3.750%	02/01/50	(a)	1,030	1,092,181
4.875%	02/15/20		2,150	2,156,318
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35		490	577,297
5.054%	04/27/45		1,120	1,381,668
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.100%	01/15/23		240	247,975
3.550%	01/15/26		2,420	2,595,501
4.500%	05/15/36		480	569,230
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		2,100	2,163,527
3.250%	01/15/28		3,810	3,971,251
Raytheon Co.,
Sr. Unsec’d. Notes
3.125%	10/15/20		1,030	1,039,714
United Technologies Corp.,
Sr. Unsec’d. Notes
3.950%	08/16/25		2,470	2,694,567
4.125%	11/16/28		1,580	1,777,672
4.500%	06/01/42		770	922,505

				28,002,117

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 1.0%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	(a)	1,060	$1,079,609
3.490%	02/14/22	(a)	1,010	1,039,119
3.800%	02/14/24		1,110	1,167,936
4.400%	02/14/26		4,410	4,788,495
4.800%	02/14/29		3,790	4,216,423
5.800%	02/14/39		2,250	2,643,031
5.950%	02/14/49		2,070	2,502,810
6.200%	02/14/59		800	955,162
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		6,420	6,556,990
4.540%	08/15/47	(a)	2,720	2,727,235
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.500%	08/22/22		1,710	1,731,367
2.500%	11/02/22	(a)	2,120	2,151,014
2.900%	11/15/21		2,060	2,096,873
4.500%	03/20/42		240	271,196
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
3.250%	06/12/20		468	470,078
6.150%	09/15/43		990	1,147,047

				35,544,385

Airlines — 0.0%
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		1,063	1,157,639
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.900%	10/28/24		50	50,196

				1,207,835

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.625%	05/15/24		150	158,165
4.875%	05/15/26	(a)	620	655,871

				814,036

Auto Manufacturers — 0.2%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.450%	05/18/20		300	300,322
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,080	959,170
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.459%	03/27/20		200	199,994
5.875%	08/02/21		1,620	1,695,402
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38		320	330,104
5.950%	04/01/49	(a)	1,420	1,577,221

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Co., (continued)
6.250%	10/02/43		420	$468,219
General Motors Financial Co., Inc.,
Gtd. Notes
2.450%	11/06/20		640	641,203
3.450%	04/10/22		490	501,151
4.250%	05/15/23		200	210,362
4.350%	01/17/27	(a)	380	399,571
4.375%	09/25/21		1,430	1,480,705

				8,763,424

Auto Parts & Equipment — 0.1%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22		2,151	2,231,130

Banks — 10.6%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.450%	06/04/20		700	701,470
Sub. Notes, 144A
4.750%	07/28/25		1,940	2,111,527
Banco de Credito e Inversiones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.500%	10/12/27		1,430	1,464,229
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.121%(c)	04/12/23		1,000	1,007,083
Sr. Unsec’d. Notes
3.848%	04/12/23		1,200	1,251,859
4.379%	04/12/28		3,200	3,504,214
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)	120	133,806
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		2,400	2,455,240
3.419%(ff)	12/20/28		6,242	6,548,458
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		4,400	4,554,269
3.500%	04/19/26		2,790	2,964,218
3.593%(ff)	07/21/28		4,580	4,858,435
Sr. Unsec’d. Notes, MTN
3.550%(ff)	03/05/24		2,690	2,791,350
3.824%(ff)	01/20/28		4,873	5,232,487
3.974%(ff)	02/07/30		4,370	4,792,985
4.000%	04/01/24		4,030	4,309,391
4.125%	01/22/24		2,080	2,236,057
4.330%(ff)	03/15/50		1,060	1,270,676
5.000%	01/21/44		2,060	2,683,060
Sub. Notes, MTN
4.000%	01/22/25		1,839	1,961,332
4.200%	08/26/24		4,410	4,735,765
4.450%	03/03/26		1,953	2,142,582
Bank of Montreal (Canada),
Sub. Notes
3.803%(ff)	12/15/32		470	492,721

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A, MTN
2.200%	07/20/20		920	$920,944
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		1,280	1,443,155
Sub. Notes
5.088%(ff)	06/20/30	(a)	7,560	8,421,432
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25		1,100	1,142,050
4.400%	08/14/28		6,340	7,038,029
4.705%(ff)	01/10/25		7,230	7,821,873
5.198%(ff)	01/10/30	(a)	2,630	3,093,344
Sub. Notes, 144A
4.625%	03/13/27		830	908,004
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33	(a)	850	917,956
BPCE SA (France),
Sub. Notes, 144A
5.150%	07/21/24		1,490	1,636,399
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24	(a)	890	951,726
5.250%	03/07/25		740	818,729
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	—	(rr)	1,510	1,601,365
Jr. Sub. Notes, Series M
6.300%(ff)	—	(rr)(a)	2,320	2,506,647
Jr. Sub. Notes, Series P
5.950%(ff)	—	(rr)(a)	5,280	5,766,333
Sr. Unsec’d. Notes
3.668%(ff)	07/24/28		3,555	3,780,946
3.887%(ff)	01/10/28	(a)	3,575	3,848,290
4.075%(ff)	04/23/29	(a)	4,000	4,380,379
4.650%	07/30/45		5,048	6,222,913
8.125%	07/15/39		309	513,350
Sub. Notes
4.050%	07/30/22		300	313,508
4.400%	06/10/25		4,050	4,401,730
4.450%	09/29/27		4,195	4,619,049
4.750%	05/18/46		350	418,550
5.300%	05/06/44		556	709,512
5.500%	09/13/25		6,430	7,355,318
6.125%	08/25/36	(a)	558	732,846
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.375%	08/04/25		4,420	4,800,039
4.625%	12/01/23		4,190	4,540,586
5.250%	08/04/45		1,200	1,510,400
Sr. Unsec’d. Notes, 144A, MTN
4.750%	01/15/20		2,010	2,011,827
Sr. Unsec’d. Notes, MTN
2.250%	01/14/20		550	550,029

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29		690	$736,707
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
4.550%	04/17/26		350	388,334
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25		690	697,614
5.000%	01/12/22		5,080	5,332,208
5.375%	01/12/24		2,960	3,251,880
Goldman Sachs Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.768% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)	227	199,517
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.876%(ff)	10/31/22		300	303,963
3.200%	02/23/23		2,160	2,220,973
3.500%	11/16/26		1,930	2,030,278
4.223%(ff)	05/01/29	(a)	2,946	3,244,709
4.750%	10/21/45		3,180	3,884,708
6.250%	02/01/41		6,970	9,759,832
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20		5,460	5,497,013
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		3,220	3,406,966
4.000%	03/03/24	(a)	2,610	2,782,489
Sr. Unsec’d. Notes, Series D, MTN
6.000%	06/15/20		3,750	3,817,634
Sub. Notes
4.250%	10/21/25		4,680	5,087,062
5.150%	05/22/45		3,380	4,140,895
6.750%	10/01/37		3,904	5,401,095
HSBC Bank USA NA,
Sub. Notes
4.875%	08/24/20	(a)	2,290	2,327,775
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	—	(rr)(a)	700	753,570
6.500%(ff)	—	(rr)(a)	4,710	5,183,018
Sr. Unsec’d. Notes
3.900%	05/25/26		220	234,381
3.973%(ff)	05/22/30		4,570	4,918,009
4.583%(ff)	06/19/29		7,330	8,175,416
Sub. Notes
4.250%	03/14/24		1,600	1,697,548
4.250%	08/18/25		2,710	2,902,389
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22		1,700	1,716,609
3.375%	01/12/23		1,380	1,398,954
Sub. Notes, 144A, MTN
5.017%	06/26/24		6,600	6,906,340
5.710%	01/15/26	(a)	500	541,364
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.550%	03/01/21		620	624,527

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co., (continued)
3.540%(ff)	05/01/28		1,591	$1,686,826
3.782%(ff)	02/01/28		8,804	9,469,339
4.023%(ff)	12/05/24		5,930	6,322,347
4.203%(ff)	07/23/29		1,840	2,048,284
4.250%	10/15/20		90	91,607
4.400%	07/22/20	(a)	1,230	1,247,027
4.452%(ff)	12/05/29		1,180	1,342,603
Sub. Notes
3.875%	09/10/24		10	10,699
4.250%	10/01/27	(a)	690	763,497
4.950%	06/01/45	(a)	3,790	4,797,154
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.700%	08/17/20		310	311,285
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.900%	03/12/24		200	211,417
4.375%	03/22/28		1,910	2,105,740
Sub. Notes
4.500%	11/04/24		3,300	3,532,206
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		2,956	3,146,533
3.737%(ff)	04/24/24		1,520	1,587,643
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26		1,792	1,925,530
4.000%	07/23/25		2,998	3,243,037
5.500%	07/24/20		280	285,542
Nordea Bank Abp (Finland),
Sub. Notes, 144A
4.875%	05/13/21		3,650	3,774,270
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
2.150%	10/26/20		1,340	1,342,440
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24	(a)	200	212,354
4.892%(ff)	05/18/29		2,791	3,149,091
Sub. Notes
5.125%	05/28/24		3,290	3,570,215
6.000%	12/19/23		2,900	3,221,244
6.125%	12/15/22		1,360	1,487,980
Santander UK Group Holdings PLC (United Kingdom),
Sub. Notes, 144A
5.625%	09/15/45		560	676,614
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
2.375%	03/16/20		800	800,354
Sub. Notes
7.950%	10/26/29		3,368	4,209,133
Sub. Notes, 144A
5.000%	11/07/23		505	544,147
UBS AG/Stamford CT (Switzerland),
Sub. Notes
7.625%	08/17/22		3,940	4,431,069

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	—	(a)(rr)	6,700	$7,328,810
Sr. Unsec’d. Notes, 144A
3.491%	05/23/23		3,760	3,869,032
4.125%	09/24/25		2,100	2,283,943
4.253%	03/23/28		3,497	3,819,739
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
6.572%	01/14/22		4,910	5,270,958
Wachovia Capital Trust III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.930% (Cap N/A, Floor 5.570%)
5.570%(c)	—	(rr)	7,420	7,495,905
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26		2,648	2,714,662
Sr. Unsec’d. Notes, MTN
3.750%	01/24/24		960	1,014,879
4.150%	01/24/29		3,850	4,284,685
Sub. Notes
5.606%	01/15/44		1,431	1,880,259
Sub. Notes, GMTN
4.300%	07/22/27		4,350	4,759,998
4.900%	11/17/45		3,660	4,475,619
Sub. Notes, MTN
4.400%	06/14/46	(a)	520	595,251
4.650%	11/04/44		3,180	3,741,580
4.750%	12/07/46		2,050	2,464,662
Wells Fargo Bank NA,
Sub. Notes
5.850%	02/01/37		4,193	5,573,100
6.600%	01/15/38		2,452	3,523,992

				396,108,550

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26		140	149,314
4.700%	02/01/36		4,905	5,658,771
4.900%	02/01/46		3,220	3,822,703
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.300%	02/01/23		5,447	5,642,493
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28	(a)	520	571,421
Becle SAB de CV (Mexico),
Gtd. Notes, 144A
3.750%	05/13/25		1,000	1,022,530
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,270	1,348,448
Cott Holdings, Inc. (Canada),
Gtd. Notes, 144A
5.500%	04/01/25		1,140	1,191,795

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (continued)
Diageo Capital PLC (United Kingdom),
Gtd. Notes
4.828%	07/15/20		2,580	$2,618,022
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.000%	03/05/42		610	691,653

				22,717,150

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.125%	05/01/20		330	330,122
3.625%	05/22/24		360	380,506
4.663%	06/15/51		301	353,518
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.550%	09/01/20		430	431,754
3.700%	04/01/24	(a)	1,060	1,124,854
4.750%	03/01/46		910	1,091,603

				3,712,357

Chemicals — 0.3%
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22		1,420	1,444,884
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26		1,930	2,064,218
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24		780	880,406
6.000%	11/15/21		980	1,039,808
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25		1,510	1,617,900
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21		2,230	2,267,076
4.441%	04/24/23		575	597,318

				9,911,610

Commercial Services — 0.3%
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.000%	07/30/27		1,033	1,044,843
Cintas Corp. No. 2,
Gtd. Notes
3.700%	04/01/27		1,300	1,411,229
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		3,600	4,155,139
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	(a)	1,100	1,196,451
Service Corp. International,
Sr. Unsec’d. Notes
7.500%	04/01/27	(a)	460	561,784

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		1,380	$1,437,370
5.500%	07/15/25		370	385,098
6.500%	12/15/26	(a)	1,500	1,650,730

				11,842,644

Computers — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.000%	11/13/20	(a)	1,610	1,613,949
2.450%	08/04/26		4,720	4,787,251
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/24	(a)	5,260	5,450,728

				11,851,928

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
4.500%	05/15/21		320	330,389
4.625%	10/30/20		800	816,258
5.000%	10/01/21		570	597,157
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.375%	05/26/20		1,550	1,552,491
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		3,758	3,759,259
4.418%	11/15/35		5,032	5,367,649
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		491	534,788
8.625%	01/15/22		670	754,137
KKR Group Finance Co. II LLC,
Gtd. Notes, 144A
5.500%	02/01/43		260	317,210
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		200	209,837
5.250%	08/15/22		1,512	1,612,597
5.500%	02/15/24		460	505,794
SURA Asset Management SA (Colombia),
Gtd. Notes, 144A
4.875%	04/17/24		1,950	2,097,386
Visa, Inc.,
Sr. Unsec’d. Notes
3.150%	12/14/25		2,760	2,918,398
4.300%	12/14/45	(a)	2,710	3,327,221

				24,700,571

Electric — 1.0%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48		1,017	1,093,417

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28		1,320	$1,374,019
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	06/15/38		1,216	1,682,105
Duke Energy Progress LLC,
First Mortgage
2.800%	05/15/22		50	51,026
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series B
3.900%	07/15/27		2,880	3,080,461
4.250%	03/15/23		3,540	3,732,707
Sr. Unsec’d. Notes, Series C
4.850%	07/15/47		1,100	1,295,175
7.375%	11/15/31		10,860	15,294,772
Minejesa Capital BV (Indonesia),
Sr. Sec’d. Notes, 144A
4.625%	08/10/30		1,050	1,089,889
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38		978	1,517,028
Progress Energy, Inc.,
Sr. Unsec’d. Notes
4.400%	01/15/21		220	224,324
7.750%	03/01/31		4,405	6,162,918

				36,597,841

Environmental Control — 0.2%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24		1,420	1,436,388
Waste Management, Inc.,
Gtd. Notes
3.200%	06/15/26		820	858,252
3.450%	06/15/29		600	640,449
3.500%	05/15/24		1,290	1,358,739
4.000%	07/15/39		570	634,501
4.150%	07/15/49		1,180	1,343,884
4.600%	03/01/21		440	451,458

				6,723,671

Foods — 0.3%
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.589%	11/02/23		3,710	3,765,591
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		510	508,941
3.950%	07/15/25	(a)	540	569,329
5.000%	07/15/35		270	299,875
Kroger Co. (The),
Sr. Unsec’d. Notes
3.300%	01/15/21		800	809,677
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26	(a)	1,130	1,201,000

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
Mars, Inc.,
Gtd. Notes, 144A
2.700%	04/01/25		1,490	$1,524,351
3.200%	04/01/30		810	857,240
Wm Wrigley Jr Co.,
Sr. Unsec’d. Notes, 144A
3.375%	10/21/20		70	70,693

				9,606,697

Healthcare-Products — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.750%	11/30/26		1,138	1,243,206
4.750%	11/30/36		1,050	1,309,007
4.900%	11/30/46		1,730	2,263,419
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25		1,226	1,312,795

				6,128,427

Healthcare-Services — 0.7%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23		470	477,670
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24		470	490,534
3.650%	12/01/27		1,120	1,183,917
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		1,070	1,093,608
6.125%	02/15/24		960	995,455
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26		160	170,031
CommonSpirit Health,
Sec’d. Notes
4.350%	11/01/42		440	449,920
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		10	10,284
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20		250	252,341
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.875%	01/31/22		990	1,055,689
HCA, Inc.,
Gtd. Notes
5.375%	09/01/26		960	1,070,926
5.625%	09/01/28		50	57,029
5.875%	02/15/26	(a)	480	546,708
Sr. Sec’d. Notes
4.500%	02/15/27		90	97,119
4.750%	05/01/23		1,720	1,841,832
5.000%	03/15/24		230	251,423
5.250%	06/15/26		180	201,642
5.500%	06/15/47		3,504	4,011,201

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Humana, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/22		1,050	$1,077,584
3.950%	03/15/27		860	921,997
4.625%	12/01/42		570	626,588
4.800%	03/15/47		100	116,860
4.950%	10/01/44		450	530,450
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		1,367	1,558,235
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56		1,870	2,052,814
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47		317	360,397
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20		1,390	1,395,393
3.700%	08/15/49		1,170	1,253,136
3.750%	07/15/25		190	205,121
3.875%	08/15/59	(a)	1,050	1,134,037
5.700%	10/15/40		1,500	1,953,485

				27,443,426

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.500%	04/30/24		880	931,586
4.750%	05/30/25		160	172,409
4.750%	11/29/27		1,730	1,865,743
5.000%	06/15/27		100	108,409
Toll Brothers Finance Corp.,
Gtd. Notes
4.375%	04/15/23		610	639,383

				3,717,530

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		710	742,998
Gtd. Notes, 144A
5.000%	10/01/29		100	103,352

				846,350

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
3.850%	04/01/23		956	993,631
4.200%	04/01/26		450	468,970

				1,462,601

Insurance — 0.4%
American International Group, Inc.,
Jr. Sub. Notes
6.250%	03/15/87		636	688,579

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
American International Group, Inc., (continued)
Sr. Unsec’d. Notes
3.750%	07/10/25		900	$963,489
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/49		2,670	3,171,686
Chubb INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20		570	571,711
3.350%	05/03/26		1,000	1,063,474
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66		3,610	4,428,892
Reliance Standard Life Global Funding II,
Sr. Sec’d. Notes, 144A, MTN
2.500%	01/15/20		520	520,070
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		3,711	4,572,358

				15,980,259

Internet — 0.6%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.600%	11/28/24	(a)	3,630	3,814,292
4.200%	12/06/47	(a)	1,664	1,854,568
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.150%	08/22/27		2,040	2,158,977
3.875%	08/22/37		1,030	1,165,600
4.050%	08/22/47	(a)	1,280	1,505,995
4.950%	12/05/44		1,310	1,708,856
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.875%	09/29/23		2,250	2,342,911
Netflix, Inc.,
Sr. Unsec’d. Notes
5.375%	02/01/21	(a)	440	454,597
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27		2,480	2,701,245
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.595%	01/19/28		4,682	4,886,770

				22,593,811

Iron/Steel — 0.2%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24		1,660	1,703,007
4.550%	03/11/26	(a)	1,200	1,277,181
6.125%	06/01/25	(a)	1,930	2,219,393
6.250%	02/25/22		740	797,555
7.000%	10/15/39	(a)	460	560,989
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36	(a)	1,197	1,551,128

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel (continued)
Vale Overseas Ltd. (Brazil), (continued)
6.875%	11/10/39	(a)	844	$1,100,420

				9,209,673

Leisure Time — 0.0%
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28		1,190	1,248,723

Lodging — 0.4%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
5.125%	05/01/26		360	379,252
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25		80	82,340
4.875%	04/01/27	(a)	1,840	1,957,369
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		6,320	6,516,527
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.600%	08/08/23		3,210	3,390,219
5.125%	08/08/25		1,600	1,762,653
5.400%	08/08/28		1,140	1,286,435

				15,374,795

Machinery-Construction & Mining — 0.0%
ABB Finance USA, Inc. (Switzerland),
Gtd. Notes
4.375%	05/08/42		320	384,695

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes
1.700%	01/15/20		510	509,962

Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.250%	09/30/22		140	141,846
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		480	503,237
5.125%	05/01/27		2,510	2,656,120
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		1,050	1,056,750
4.200%	03/15/28		5,750	6,130,255
4.908%	07/23/25		2,290	2,523,308
5.375%	04/01/38		1,490	1,700,064
5.750%	04/01/48		60	70,099
6.484%	10/23/45		500	624,144
6.834%	10/23/55		310	398,626
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		80	96,708

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Comcast Corp.,
Gtd. Notes
3.375%	08/15/25		450	$477,622
3.950%	10/15/25		3,000	3,273,304
3.969%	11/01/47		3,250	3,579,723
3.999%	11/01/49		377	418,142
4.150%	10/15/28		5,060	5,692,382
4.200%	08/15/34		190	218,434
4.250%	10/15/30		500	572,208
4.250%	01/15/33		530	612,999
5.650%	06/15/35		160	208,847
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	(a)	3,855	3,945,616
Fox Corp.,
Sr. Unsec’d. Notes, 144A
5.476%	01/25/39		2,150	2,626,731
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.125%	02/15/21		1,905	1,935,620
5.000%	02/01/20		830	831,573
6.550%	05/01/37		332	410,618
7.300%	07/01/38		4,520	5,906,889
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		1,400	1,965,349
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	(a)	400	411,142
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
3.875%	04/01/24	(a)	570	602,478
4.250%	09/01/23		460	490,390
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		400	420,383
Walt Disney Co. (The),
Gtd. Notes
4.500%	02/15/21		490	504,541
6.650%	11/15/37		130	192,422

				51,198,570

Mining — 1.1%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.125%	05/15/28		250	269,596
6.750%	09/30/24	(a)	730	766,860
7.000%	09/30/26		720	785,748
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24		630	654,089
3.750%	04/10/22		2,130	2,188,787
4.000%	09/11/27	(a)	4,476	4,687,508
4.750%	04/10/27	(a)	1,070	1,172,023
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		200	239,851

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (continued)
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41		1,640	$2,023,510
5.750%	05/01/43		260	332,435
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.875%	02/24/22		175	178,256
5.000%	09/30/43		1,000	1,283,310
Gtd. Notes, 144A
6.750%(ff)	10/19/75		4,980	5,843,172
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		109	110,671
3.875%	03/15/23		20	20,400
4.550%	11/14/24		40	42,358
5.450%	03/15/43		1,446	1,497,667
Glencore Finance Canada Ltd. (Switzerland),
Gtd. Notes, 144A
5.550%	10/25/42		3,697	3,928,072
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
2.875%	04/16/20		450	449,589
4.000%	03/27/27	(a)	5,120	5,331,203
4.125%	05/30/23		50	52,192
4.125%	03/12/24		2,650	2,775,860
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42		4,480	5,146,864
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.000%	08/15/40		110	122,429
Yamana Gold, Inc. (Brazil),
Gtd. Notes
4.625%	12/15/27		1,450	1,507,714

				41,410,164

Miscellaneous Manufacturing — 0.5%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29		1,360	1,334,865
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42		510	569,724
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
4.625%	01/07/21		413	422,940
5.500%	01/08/20		200	200,074
6.150%	08/07/37	(a)	4,245	5,251,011
6.875%	01/10/39		4,177	5,550,760
Sr. Unsec’d. Notes, MTN
4.375%	09/16/20		682	692,479
4.650%	10/17/21		98	102,093
5.875%	01/14/38		1,010	1,219,582
6.750%	03/15/32		440	564,188
Sub. Notes, MTN
5.300%	02/11/21		1,051	1,086,347

				16,994,063

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 3.7%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21		1,020	$972,090
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		1,041	1,055,750
4.250%	01/15/44		3,370	3,098,182
4.375%	10/15/28	(a)	1,500	1,565,852
4.750%	04/15/43	(a)	310	299,131
5.100%	09/01/40		1,990	2,018,172
6.000%	01/15/37	(a)	578	646,199
BP Capital Markets America, Inc.,
Gtd. Notes
3.119%	05/04/26		1,030	1,073,769
3.216%	11/28/23		2,330	2,424,111
3.410%	02/11/26		2,160	2,299,034
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.506%	03/17/25		3,320	3,535,969
3.535%	11/04/24	(a)	300	318,942
3.561%	11/01/21		170	175,240
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27	(a)	3,910	4,045,779
4.375%	03/15/29		270	285,450
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		5,210	5,455,175
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28		4,470	4,869,196
4.375%	01/15/25		840	868,301
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	(a)	570	589,716
4.375%	01/15/28	(a)	2,810	2,989,105
4.500%	04/15/23		1,260	1,320,366
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42		90	100,300
5.000%	06/15/45		5,490	6,373,935
5.600%	07/15/41		1,040	1,266,127
Diamondback Energy, Inc.,
Gtd. Notes
5.375%	05/31/25	(a)	560	588,283
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45		4,130	4,854,383
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.150%	01/15/26	(a)	1,140	1,254,368
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.043%	03/01/26	(a)	1,900	1,991,818
4.114%	03/01/46		3,170	3,705,667

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.375%	04/24/30	(a)	260	$301,441
6.375%	10/24/48		940	1,210,080
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.850%	01/15/28	(a)	1,320	1,391,297
4.950%	08/15/47		460	509,793
5.250%	11/15/43		990	1,115,488
6.000%	03/01/41		310	371,889
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22	(a)	290	281,691
6.875%	01/15/23	(a)	344	337,388
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.600%	08/13/21		1,310	1,318,755
2.700%	08/15/22		1,870	1,889,481
2.900%	08/15/24		2,970	3,015,587
3.000%	02/15/27		1,200	1,198,613
3.125%	02/15/22		440	447,202
3.400%	04/15/26		1,610	1,648,159
4.100%	02/15/47		2,030	1,971,866
4.200%	03/15/48	(a)	790	783,738
4.400%	04/15/46		480	486,457
4.625%	06/15/45		1,570	1,623,633
4.850%	03/15/21		1,346	1,386,038
5.550%	03/15/26		2,570	2,916,205
6.450%	09/15/36		1,590	1,947,590
6.600%	03/15/46		1,320	1,708,556
7.500%	05/01/31		190	247,267
7.875%	09/15/31		4,163	5,522,582
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		10,979	11,969,999
5.750%	02/01/29		930	1,046,737
6.125%	01/17/22	(a)	435	465,559
6.250%	03/17/24		2,690	3,010,440
6.900%	03/19/49		2,260	2,653,781
7.250%	03/17/44		2,950	3,569,500
7.375%	01/17/27		1,060	1,292,996
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26	(a)	2,424	2,411,079
5.500%	06/27/44	(a)	1,270	1,136,077
6.375%	01/23/45		2,740	2,652,719
6.625%	06/15/35		310	316,278
Gtd. Notes, MTN
6.875%	08/04/26		1,900	2,089,412
QEP Resources, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/21		520	535,532
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	490	421,466
5.000%	03/15/23	(a)	1,240	1,142,608
5.875%	07/01/22		100	99,039

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Shell International Finance BV (Netherlands),
Gtd. Notes
2.875%	05/10/26		1,730	$1,791,539
4.375%	03/25/20		940	945,421
4.375%	05/11/45		2,010	2,391,262
4.550%	08/12/43		1,010	1,220,030
6.375%	12/15/38	(a)	1,363	1,982,555
Sinopec Group Overseas Development Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		1,880	2,027,316
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	10/15/27		200	210,748

				139,053,299

Oil & Gas Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
3.337%	12/15/27	(a)	1,564	1,630,392
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25	(a)	660	704,291
7.450%	09/15/39		2,413	3,475,188
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		1,318	1,401,239

				7,211,110

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	02/15/25	(a)	650	681,789
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A
5.125%	07/15/23		610	625,032
WestRock RKT LLC,
Gtd. Notes
4.000%	03/01/23	(a)	370	385,555

				1,692,376

Pharmaceuticals — 3.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		1,500	1,583,627
Sr. Unsec’d. Notes, 144A
2.300%	11/21/22		6,390	6,417,542
2.600%	11/21/24		6,420	6,473,517
2.950%	11/21/26		1,340	1,361,657
3.200%	11/21/29		4,010	4,087,781
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22		1,160	1,186,578
3.800%	03/15/25	(a)	1,980	2,079,109
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
9.250%	04/01/26		520	597,588

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
9.000%	12/15/25		680	$773,086
Sr. Sec’d. Notes, 144A
7.000%	03/15/24		290	302,540
Bayer Corp. (Germany),
Gtd. Notes, 144A
6.650%	02/15/28		1,222	1,450,178
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		2,900	3,018,401
3.734%	12/15/24		776	822,597
4.685%	12/15/44		509	591,258
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.250%	08/15/21		1,350	1,358,313
2.600%	05/16/22		2,120	2,154,156
2.900%	07/26/24		4,210	4,343,129
3.200%	06/15/26		3,100	3,255,033
3.400%	07/26/29		1,430	1,530,296
3.550%	08/15/22		920	956,626
3.875%	08/15/25		2,350	2,540,452
5.000%	08/15/45		3,520	4,503,857
5.250%	08/15/43		130	166,007
Cigna Corp.,
Gtd. Notes
3.400%	09/17/21		1,160	1,187,246
3.750%	07/15/23		3,340	3,504,344
4.375%	10/15/28		5,240	5,813,486
Gtd. Notes, 144A
4.125%	11/15/25		890	965,770
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		6,440	6,541,349
3.350%	03/09/21		558	566,822
3.700%	03/09/23		4,670	4,862,265
3.875%	07/20/25		876	933,642
4.100%	03/25/25		1,750	1,880,626
4.300%	03/25/28	(a)	15,261	16,709,241
5.050%	03/25/48		1,660	1,964,763
5.125%	07/20/45		820	969,093
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28		645	718,097
6.943%	01/10/30		585	685,160
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22		120	122,576
Johnson & Johnson,
Sr. Unsec’d. Notes
3.625%	03/03/37		4,000	4,409,548
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
2.950%	12/18/22		230	219,675
3.650%	11/10/21		230	226,351

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21	(a)	750	$738,073
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21		4,400	4,267,561
2.800%	07/21/23		1,930	1,788,111
Gtd. Notes, 144A
7.125%	01/31/25		2,050	2,104,060

				112,731,187

Pipelines — 1.2%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		1,000	1,156,288
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		910	893,446
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		580	579,564
3.302%	01/15/35		1,870	1,891,372
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36		380	399,480
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28		340	372,681
7.500%	07/01/38		395	507,800
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		70	73,983
5.875%	03/01/22		750	796,686
Enterprise Products Operating LLC,
Gtd. Notes
4.150%	10/16/28		4,660	5,148,319
4.200%	01/31/50		800	861,852
4.800%	02/01/49		210	247,059
4.850%	03/15/44		310	358,765
7.550%	04/15/38		310	442,923
Kinder Morgan Energy Partners LP,
Gtd. Notes
6.850%	02/15/20		690	693,649
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25		560	606,837
4.300%	03/01/28		690	751,973
5.550%	06/01/45		440	525,307
Gtd. Notes, GMTN
7.750%	01/15/32	(a)	2,663	3,645,896
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		2,090	2,126,732
4.700%	04/15/48		250	253,855
4.800%	02/15/29	(a)	1,590	1,744,209
4.875%	12/01/24		1,450	1,575,813
4.875%	06/01/25		1,520	1,659,613

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
MPLX LP, (continued)
5.500%	02/15/49	(a)	1,590	$1,798,679
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	03/22/30		530	523,029
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32		2,150	3,050,559
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		460	464,966
5.375%	02/01/27		160	166,214
5.875%	04/15/26	(a)	220	234,168
Gtd. Notes, 144A
6.500%	07/15/27		420	460,278
6.875%	01/15/29	(a)	1,030	1,142,947
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26		2,670	3,407,282
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.500%	08/15/48		130	114,736
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		370	382,736
5.250%	03/15/20		730	734,525
7.750%	06/15/31	(a)	1,320	1,731,068
7.875%	09/01/21		733	798,935
8.750%	03/15/32		210	301,340
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31		1,711	2,201,767

				44,827,331

Real Estate Investment Trusts (REITs) — 0.1%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		30	32,963
5.375%	04/15/26		260	287,697
VEREIT Operating Partnership LP,
Gtd. Notes
4.875%	06/01/26		711	786,174
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.750%	09/17/24		2,750	2,891,416

				3,998,250

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	(a)	2,250	2,309,593
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.500%	03/01/27		1,730	1,845,109
3.700%	01/30/26		2,050	2,201,510
3.800%	04/01/28		680	740,568

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
QVC, Inc.,
Sr. Sec’d. Notes
5.950%	03/15/43		110	$104,765
Walmart, Inc.,
Sr. Unsec’d. Notes
3.700%	06/26/28		3,540	3,899,634

				11,101,179

Semiconductors — 0.0%
Intel Corp.,
Sr. Unsec’d. Notes
3.700%	07/29/25		750	811,510

Software — 0.6%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26		11,380	11,518,505
2.700%	02/12/25		800	827,479
2.875%	02/06/24	(a)	3,240	3,362,285
3.300%	02/06/27		4,670	4,992,969
3.450%	08/08/36		130	142,445
3.950%	08/08/56		600	706,946
4.100%	02/06/37		350	412,939
salesforce.com, Inc.,
Sr. Unsec’d. Notes
3.250%	04/11/23		1,490	1,547,637
3.700%	04/11/28	(a)	490	538,245

				24,049,450

Telecommunications — 1.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		4,590	4,934,491
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20		530	533,509
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	02/15/22		910	928,868
3.400%	05/15/25		4,350	4,558,489
4.350%	06/15/45		1,690	1,818,632
6.000%	08/15/40		1,104	1,418,860
6.250%	03/29/41		770	1,000,227
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
2.820%	01/19/22	(a)	610	618,577
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		1,210	1,282,664
7.625%	02/15/25		880	967,958
7.875%	09/15/23	(a)	1,840	2,032,103
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		530	571,762
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.895%	03/06/48		2,000	2,283,391
5.134%	04/27/20		1,520	1,534,393

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Telefonica Emisiones SA (Spain), (continued)
5.213%	03/08/47		170	$202,206
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26		730	741,396
3.376%	02/15/25		3,561	3,766,519
3.500%	11/01/24		240	254,384
3.850%	11/01/42		370	398,996
3.875%	02/08/29		360	397,082
4.125%	03/16/27		500	554,691
4.329%	09/21/28		2,444	2,769,048
4.400%	11/01/34		340	395,000
4.500%	08/10/33		2,100	2,453,213
4.522%	09/15/48		570	681,148
4.862%	08/21/46		981	1,216,123
5.250%	03/16/37		2,590	3,245,816
5.500%	03/16/47	(a)	200	270,701
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28	(a)	3,095	3,427,471

				45,257,718

Transportation — 0.2%
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	07/15/25		1,050	1,125,905
3.950%	09/10/28		3,250	3,585,035
Sr. Unsec’d. Notes, 144A
3.839%	03/20/60		1,740	1,762,272
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22		710	723,448

				7,196,660

Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.750%	11/15/23		390	409,340

TOTAL CORPORATE BONDS (cost $1,130,752,042)				1,223,178,405

MUNICIPAL BOND — 0.0%
Pennsylvania
Commonwealth of Pennsylvania,
General Obligation Unlimited, Series B, BABs
5.350%	05/01/30		1,160	1,172,969

(cost $1,171,808)

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.5%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 1A1
3.738%(cc)	09/25/35		215	178,301
Alternative Loan Trust,
Series 2005-J04, Class M2, 1 Month LIBOR + 0.640% (Cap 11.000%, Floor 0.640%)
2.432%(c)	07/25/35		3,015	2,988,120

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust,
Series 2015-R02, Class 4A1, 144A, 1 Month LIBOR + 0.165% (Cap N/A, Floor 0.165%)
1.957%(c)	09/29/36	3,272	$3,252,928
Banc of America Mortgage Trust,
Series 2003-H, Class 3A1
4.322%(cc)	09/25/33	102	102,103
Series 2005-H, Class 2A1
4.048%(cc)	09/25/35	59	59,365
Bear Stearns ALT-A Trust,
Series 2004-11, Class 1M1, 1 Month LIBOR + 0.900% (Cap 11.500%, Floor 0.600%)
2.692%(c)	11/25/34	11,121	10,972,553
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC05, Class A3, 1 Month LIBOR + 1.100% (Cap 8.500%, Floor 0.600%)
2.892%(c)	10/25/33	149	147,921
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB06, Class A1
3.939%(cc)	11/20/34	67	66,788
Credit Suisse Commercial Mortgage Trust,
Series 2019-RIO, Class A
4.764%	12/15/21	16,150	16,149,889
Credit Suisse Mortgage Trust,
Series 2015-02R, Class 3A1, 144A
2.128%(cc)	04/27/36	2,796	2,787,843
Series 2015-02R, Class 7A1, 144A
3.876%(cc)	08/27/36	2,660	2,693,874
Series 2018-J01, Class A2, 144A
3.500%(cc)	02/25/48	21,997	22,399,777
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2006-PR01, Class 5AS4, IO, 144A
5.420%(cc)	04/15/36	27,456	5,056,396
Fannie Mae Connecticut Avenue Securities,
Series 2013-C01, Class M2, 1 Month LIBOR + 5.250%
7.042%(c)	10/25/23	6,219	6,854,365
Series 2014-C01, Class M2, 1 Month LIBOR + 4.400%
6.192%(c)	01/25/24	11,614	12,589,808
Series 2014-C02, Class 1M2, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
4.392%(c)	05/25/24	10,510	10,938,978
Fannie Mae Interest Strip,
Series 409, Class C1, IO
3.000%	11/25/26	1,427	90,743
Series 409, Class C13, IO
3.500%	11/25/41	1,494	232,856
Series 409, Class C2, IO
3.000%	04/25/27	1,608	103,829
Series 409, Class C22, IO
4.500%	11/25/39	1,329	294,588
Fannie Mae REMICS,
Series 2004-38, Class FK, 1 Month LIBOR + 0.350% (Cap 8.000%, Floor 0.350%)
2.142%(c)	05/25/34	355	352,639
Series 2010-123, Class PM
4.000%	07/25/40	6,140	6,402,150

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-150, Class SK, IO, 1 Month LIBOR x (1.000) + 6.530% (Cap 6.530%, Floor 0.000%)
4.738%(c)	01/25/41	933	$180,285
Series 2010-27, Class AS, IO, 1 Month LIBOR x (1.000) + 6.480% (Cap 6.480%, Floor 0.000%)
4.688%(c)	04/25/40	993	180,753
Series 2011-99, Class KS, IO, 1 Month LIBOR x (1.000) + 6.700% (Cap 6.700%, Floor 0.000%)
4.908%(c)	10/25/26	957	91,114
Series 2012-118, Class CI, IO
3.500%	12/25/39	1,364	83,978
Series 2012-133, Class CS, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	12/25/42	531	78,974
Series 2012-134, Class MS, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	12/25/42	643	116,792
Series 2012-28, Class B
6.500%	06/25/39	115	122,766
Series 2012-46, Class BA
6.000%	05/25/42	834	944,615
Series 2012-51, Class B
7.000%	05/25/42	330	392,823
Series 2012-70, Class YS, IO, 1 Month LIBOR x (1.000) + 6.650% (Cap 6.650%, Floor 0.000%)
4.858%(c)	02/25/41	109	8,143
Series 2012-74, Class OA, PO
1.000%(s)	03/25/42	90	82,141
Series 2012-74, Class SA, IO, 1 Month LIBOR x (1.000) + 6.650% (Cap 6.650%, Floor 0.000%)
4.858%(c)	03/25/42	1,037	151,414
Series 2012-75, Class AO, PO
1.000%(s)	03/25/42	135	123,247
Series 2012-75, Class NS, IO, 1 Month LIBOR x (1.000) + 6.600% (Cap 6.600%, Floor 0.000%)
4.808%(c)	07/25/42	78	15,933
Series 2013-09, Class BC
6.500%	07/25/42	1,095	1,258,978
Series 2013-09, Class CB
5.500%	04/25/42	2,903	3,205,249
Series 2013-09, Class SA, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	03/25/42	4,372	601,280
Series 2013-126, Class CS, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	09/25/41	3,574	411,750
Series 2013-26, Class HI, IO
3.000%	04/25/32	1,693	94,536
Series 2013-73, Class IA, IO
3.000%	09/25/32	7,306	609,560
Series 2015-55, Class IO, IO
2.114%(cc)	08/25/55	1,547	81,890
Series 2015-56, Class AS, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	08/25/45	715	179,371

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Flagstar Mortgage Trust,
Series 2018-02, Class A4, 144A
3.500%(cc)	04/25/48	6,560	$6,674,036
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	1,558	1,781,862
Freddie Mac REMICS,
Series 2957, Class ZA
5.000%	03/15/35	3,176	3,478,122
Series 3242, Class SC, IO, 1 Month LIBOR x (1.000) + 6.290% (Cap 6.290%, Floor 0.000%)
4.550%(c)	11/15/36	349	58,882
Series 3368, Class AI, IO, 1 Month LIBOR x (1.000) + 6.030% (Cap 6.030%, Floor 0.000%)
4.290%(c)	09/15/37	939	136,801
Series 3621, Class SB, IO, 1 Month LIBOR x (1.000) + 6.230% (Cap 6.230%, Floor 0.000%)
4.490%(c)	01/15/40	167	22,532
Series 3639, Class EY
5.000%	02/15/30	1,224	1,319,912
Series 3768, Class MB
4.000%	12/15/39	5,673	5,832,712
Series 3947, Class SG, IO, 1 Month LIBOR x (1.000) + 5.950% (Cap 5.950%, Floor 0.000%)
4.210%(c)	10/15/41	3,596	546,098
Series 4054, Class SA, IO, 1 Month LIBOR x (1.000) + 6.050% (Cap 6.050%, Floor 0.000%)
4.310%(c)	08/15/39	829	137,709
Series 4119, Class IN, IO
3.500%	10/15/32	1,031	102,779
Series 4146, Class DI, IO
3.000%	12/15/31	4,135	353,917
Series 4174, Class SA, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.460%(c)	05/15/39	695	54,472
Series 4194, Class BI, IO
3.500%	04/15/43	1,444	145,183
Series 4210, Class Z
3.000%	05/15/43	2,982	2,952,566
Series 4239, Class IO, IO
3.500%	06/15/27	4,374	340,030
Series 4415, Class IO, IO
2.269%(cc)	04/15/41	1,134	62,296
Series 4813, Class CJ
3.000%	08/15/48	3,026	3,033,903
Freddie Mac Strips,
Series 283, Class IO, IO
3.500%	10/15/27	696	55,724
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-DNA03, Class M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	12/25/28	994	995,631
Series 2017-DNA1, Class M2, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
5.042%(c)	07/25/29	16,650	17,506,914

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Assoc.,
Series 2010-31, Class GS, IO, 1 Month LIBOR x (1.000) + 6.500% (Cap 6.500%, Floor 0.000%)
4.735%(c)	03/20/39	90	$2,721
Series 2010-42, Class BS, IO, 1 Month LIBOR x (1.000) + 6.480% (Cap 6.480%, Floor 0.000%)
4.715%(c)	04/20/40	146	24,424
Series 2010-76, Class CS, IO, 1 Month LIBOR x (1.000) + 6.550% (Cap 6.550%, Floor 0.000%)
4.785%(c)	06/20/40	2,526	622,217
Series 2010-85, Class HS, IO, 1 Month LIBOR x (1.000) + 6.650% (Cap 6.650%, Floor 0.000%)
4.885%(c)	01/20/40	192	16,216
Series 2010-H11, Class FA, 1 Month LIBOR + 1.000% (Cap 11.000%, Floor 1.000%)
2.700%(c)	06/20/60	5,257	5,336,256
Series 2010-H26, Class LF, 1 Month LIBOR + 0.350% (Cap 13.898%, Floor 0.350%)
2.124%(c)	08/20/58	523	522,665
Series 2012-124, Class AS, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.460%(c)	10/16/42	1,490	350,211
Series 2012-34, Class SA, IO, 1 Month LIBOR x (1.000) + 6.050% (Cap 6.050%, Floor 0.000%)
4.285%(c)	03/20/42	1,941	430,555
Series 2012-43, Class SN, IO, 1 Month LIBOR x (1.000) + 6.600% (Cap 6.600%, Floor 0.000%)
4.860%(c)	04/16/42	999	208,660
Series 2012-66, Class CI, IO
3.500%	02/20/38	1,186	53,212
Series 2012-98, Class SA, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.360%(c)	08/16/42	926	209,140
Series 2013-69, Class AI, IO
3.500%	05/20/43	1,198	216,339
Series 2014-05, Class SP, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.410%(c)	06/16/43	1,344	188,706
Series 2018-37, Class QA
2.750%	03/20/48	1,237	1,250,841
Series 2018-H06, Class PF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
2.074%(c)	02/20/68	1,062	1,058,815
Series 2018-H07, Class FD, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
2.074%(c)	05/20/68	1,765	1,759,637
Series 2018-H08, Class KF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
2.074%(c)	05/20/68	816	813,016
Series 2018-H13, Class FC, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
2.074%(c)	07/20/68	1,216	1,206,735
Series 2018-H17, Class FG, 12 Month LIBOR + 0.250% (Cap 7.500%, Floor 0.250%)
2.224%(c)	10/20/68	6,956	6,897,390
Series 2019-123, Class A
3.000%	10/20/49	2,200	2,245,146

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-90, Class AB
3.000%	07/20/49	4,930	$5,009,630
GreenPoint Mortgage Funding Trust,
Series 2005-AR04, Class G41B, 1 Month LIBOR + 0.200% (Cap 10.500%, Floor 0.200%)
1.992%(c)	10/25/45	154	135,902
Series 2006-AR03, Class 3A1, 1 Month LIBOR + 0.230% (Cap 10.500%, Floor 0.230%)
2.022%(c)	04/25/36	87	119,760
GSR Mortgage Loan Trust,
Series 2005-08F, Class 2A1
5.500%	11/25/35	179	179,860
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A3, 1 Month LIBOR + 0.760% (Cap 10.500%, Floor 0.380%)
2.524%(c)	01/19/35	122	116,598
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR27, Class 2A2, 1 Month LIBOR + 0.200% (Cap 10.500%, Floor 0.200%)
1.992%(c)	10/25/36	720	659,556
JPMorgan Mortgage Trust,
Series 2005-A06, Class 2A4
4.585%(cc)	08/25/35	374	382,570
Series 2005-S03, Class 1A1
6.500%	01/25/36	1,722	1,361,031
Series 2018-05, Class A1, 144A
3.500%(cc)	10/25/48	15,485	15,768,858
MASTR Alternative Loan Trust,
Series 2004-10, Class 5A1, 1 Month LIBOR + 0.450% (Cap 8.000%, Floor 0.450%)
2.242%(c)	09/25/34	512	507,116
Merrill Lynch Mortgage Investors Trust Series MLCC,
Series 2006-01, Class 2A1
3.996%(cc)	02/25/36	163	162,790
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 2A
4.148%(cc)	07/25/34	222	223,837
Series 2005-10, Class 1A1, 1 Month LIBOR + 0.700% (Cap 5.750%, Floor 0.700%)
2.492%(c)	12/25/35	912	679,626
NAAC Reperforming Loan REMIC Trust Certificates,
Series 2004-R03, Class A1, 144A
6.500%	02/25/35	1,569	1,587,151
New Residential Mortgage Loan Trust,
Series 2019-02A, Class A1, 144A
4.250%(cc)	12/25/57	8,488	8,839,999
Series 2019-03A, Class A1A, 144A
3.750%(cc)	11/25/58	9,201	9,495,570
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-AR01, Class M1, 1 Month LIBOR + 1.070% (Cap 11.000%, Floor 0.570%)
2.862%(c)	02/25/35	3,859	3,899,629
Series 2006-AF01, Class 2A
4.442%(cc)	06/25/36	690	614,132

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
4.450%(c)	05/27/23		14,653	$14,744,598
RAMP Trust,
Series 2005-SL01, Class A7
8.000%	05/25/32		87	70,318
RBSGC Mortgage Loan Trust,
Series 2007-B, Class 1A4, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
2.242%(c)	01/25/37		596	307,726
Residential Asset Securitization Trust,
Series 2007-A07, Class A3
6.000%	07/25/37		1,775	1,084,182
SACO I Trust,
Series 2007-VA01, Class A, 144A
8.933%(cc)	06/25/21		185	174,841
Seasoned Credit Risk Transfer Trust,
Series 2017-02, Class M1, 144A
4.000%(cc)	08/25/56		8,495	8,583,240
Series 2017-02, Class M2, 144A
4.000%(cc)	08/25/56		12,160	12,034,268
Series 2017-03, Class M2, 144A
4.750%(cc)	07/25/56		8,140	8,282,570
Sequoia Mortgage Trust,
Series 2012-04, Class A3
2.069%(cc)	09/25/42		649	643,478
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-13, Class A2
0.490%(cc)	09/25/34		277	247,899
Wachovia Mortgage Loan Trust LLC,
Series 2005-A, Class 1A1
4.502%(cc)	08/20/35		39	36,079
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR09, Class 1A7
4.322%(cc)	09/25/33		119	119,382
Series 2005-AR13, Class A1C3, 1 Month LIBOR + 0.490% (Cap 10.500%, Floor 0.490%)
2.282%(c)	10/25/45		2,239	2,198,846
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR04, Class 2A1
5.220%(cc)	04/25/36		38	37,334

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $272,558,900)				281,044,765

SOVEREIGN BONDS — 8.6%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		3,560	3,604,189
3.125%	09/30/49		10,460	10,161,780
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
56.589%(c)	06/21/20	ARS	11,220	97,847
Argentine Bonos del Tesoro (Argentina),
Unsec’d. Notes
18.200%	10/03/21	ARS	105,350	524,943

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
3.750%(cc)	12/31/38			9,380	$4,575,557
6.875%	01/11/48			8,090	3,863,224
7.125%	07/06/36			5,650	2,714,552
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.950%	11/20/29			800	923,168
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.717%	01/25/27			2,100	2,208,877
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series F
10.000%	01/01/21		BRL	79,334	20,729,977
10.000%	01/01/23		BRL	27,638	7,638,908
10.000%	01/01/27		BRL	5,694	1,669,094
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23			670	670,301
4.625%	01/13/28	(a)		2,340	2,517,630
5.000%	01/27/45			5,190	5,393,268
5.625%	01/07/41			3,850	4,309,833
5.625%	02/21/47	(a)		8,140	9,201,264
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25		CNH	12,500	1,832,413
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.625%	02/26/44			2,540	3,156,156
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
7.875%	01/23/28			1,530	1,358,813
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	01/11/28	(a)		410	428,313
4.350%	01/11/48	(a)		5,850	6,440,154
4.875%	05/05/21			1,067	1,107,504
5.875%	03/13/20			360	362,703
Sr. Unsec’d. Notes, 144A
5.250%	01/08/47			2,720	3,337,296
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/25/22			270	278,468
3.850%	07/18/27			1,180	1,256,568
4.750%	07/18/47	(a)		400	461,536
5.125%	01/15/45			2,520	3,009,136
Sr. Unsec’d. Notes, EMTN
3.750%	04/25/22			4,030	4,156,388
4.625%	04/15/43			720	805,826
5.125%	01/15/45			790	943,340
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24			1,050	1,135,146
Sr. Unsec’d. Notes, 144A
7.250%	02/28/28			960	1,043,105
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27			3,550	3,815,931

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexican Bonos (Mexico),
Bonds, Series M
8.000%	11/07/47		MXN	964,650	$55,816,692
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34		MXN	144,520	8,198,771
7.750%	11/13/42		MXN	329,844	18,502,802
8.500%	05/31/29		MXN	427,370	25,188,435
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	02/10/48			520	569,105
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/10			1,070	1,266,080
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30			1,660	1,691,440
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27			1,140	1,163,030
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	(a)		2,100	3,067,710
6.550%	03/14/37			150	218,992
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23			1,520	625,841
9.125%	03/16/24			160	70,047
Provincia de Buenos Aires/Government Bonds (Argentina),
Sr. Unsec’d. Notes, 144A
7.875%	06/15/27			1,310	556,573
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29			3,460	3,859,500
4.817%	03/14/49			5,590	6,900,643
5.103%	04/23/48			925	1,187,331
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
4.000%	01/22/24			5,930	6,380,432
Russian Federal Bond (Russia),
Bonds, Series 6207
8.150%	02/03/27		RUB	458,000	8,245,739
Bonds, Series 6211
7.000%	01/25/23		RUB	170,630	2,858,425
Bonds, Series 6212
7.050%	01/19/28		RUB	849,212	14,456,884
Bonds, Series 6215
7.000%	08/16/23		RUB	465,330	7,803,422
Bonds, Series 6219
7.750%	09/16/26		RUB	79,640	1,399,042
Bonds, Series 6224
6.900%	05/23/29		RUB	782,770	13,291,935
Bonds, Series 6225
7.250%	05/10/34		RUB	43,690	758,303
Bonds, Series 6228
7.650%	04/10/30		RUB	831,870	14,783,633
Bonds, Series 6230
7.700%	03/16/39		RUB	406,810	7,418,193

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55	(a)	970	$1,142,816

TOTAL SOVEREIGN BONDS (cost $319,404,606)				323,155,024

U.S. GOVERNMENT AGENCY OBLIGATIONS — 36.3%
Federal Home Loan Mortgage Corp.
2.500%	12/01/49		12,299	12,163,951
3.000%	04/01/33		24,344	25,062,922
3.000%	02/01/38		335	344,008
3.000%	04/01/38		246	252,219
3.000%	01/01/47		1,265	1,300,145
3.000%	01/01/47		1,699	1,752,925
3.000%	01/01/47		2,901	2,981,248
3.000%	01/01/47		6,573	6,782,246
3.000%	01/01/48		723	737,299
3.000%	01/01/48		4,626	4,720,482
3.000%	01/01/48		33,030	33,707,479
3.000%	09/01/48		178	184,099
3.000%	04/01/49		437	443,041
3.000%	06/01/49		190	192,480
3.000%	06/01/49		486	495,618
3.000%	06/01/49		748	758,532
3.000%	06/01/49		774	788,433
3.000%	06/01/49		956	969,781
3.000%	06/01/49		1,509	1,531,264
3.000%	06/01/49		1,581	1,603,485
3.000%	07/01/49		883	900,378
3.000%	07/01/49		1,165	1,191,008
3.000%	07/01/49		35,001	35,504,152
3.000%	08/01/49		192	194,395
3.000%	08/01/49		197	200,348
3.000%	08/01/49		1,621	1,644,577
3.000%	08/01/49		17,931	18,200,611
3.000%	09/01/49		99	100,764
3.000%	09/01/49		494	503,641
3.000%	09/01/49		984	998,968
3.000%	09/01/49		1,478	1,506,682
3.000%	09/01/49		1,774	1,800,821
3.000%	09/01/49		2,156	2,188,203
3.000%	09/01/49		2,468	2,522,383
3.000%	09/01/49		3,979	4,056,440
3.000%	09/01/49		4,894	5,038,635
3.000%	10/01/49		4,057	4,136,677
3.000%	10/01/49		6,625	6,754,136
3.000%	10/01/49		6,838	6,989,202
3.000%	10/01/49		8,178	8,337,824
3.000%	01/01/50		300	306,192
3.000%	01/01/50		400	407,702
3.000%	01/01/50		900	918,522
3.000%	01/01/50		3,600	3,670,279
3.500%	10/01/42		2,115	2,228,181
3.500%	11/01/42		38	40,099
3.500%	03/01/43		2,310	2,433,363
3.500%	02/01/44		875	921,875
3.500%	06/01/46		67	69,905
3.500%	06/01/47		76	79,373

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/47	769	$809,424
3.500%	09/01/47	17,413	18,088,564
3.500%	11/01/47	348	361,276
3.500%	11/01/47	651	675,772
3.500%	12/01/47	981	1,032,504
3.500%	12/01/47	1,497	1,556,233
3.500%	01/01/48	24	24,631
3.500%	01/01/48	353	366,431
3.500%	01/01/48	724	752,292
3.500%	01/01/48	938	974,567
3.500%	02/01/48	160	165,712
3.500%	02/01/48	611	634,625
3.500%	04/01/48	443	456,305
3.500%	05/01/48	287	295,530
3.500%	05/01/48	846	872,671
3.500%	06/01/48	258	270,690
3.500%	07/01/48	4,967	5,120,079
3.500%	08/01/48	127	130,847
3.500%	08/01/48	2,485	2,570,111
3.500%	11/01/48	1,334	1,375,403
3.500%	12/01/48	137	140,895
3.500%	12/01/48	13,750	14,182,040
3.500%	03/01/49	1,236	1,271,492
3.500%	03/01/49	2,984	3,103,358
3.500%	11/01/49	898	934,129
3.500%	11/01/49	1,500	1,547,579
3.500%	12/01/49	2,397	2,473,351
4.000%	03/01/42	1,330	1,424,995
4.000%	10/01/42	2,952	3,161,869
4.000%	04/01/43	1,242	1,326,538
4.000%	05/01/43	92	100,431
4.000%	06/01/43	90	97,171
4.000%	06/01/43	91	97,725
4.000%	06/01/43	92	99,245
4.000%	06/01/43	119	130,401
4.000%	06/01/43	132	141,899
4.000%	07/01/43	506	547,658
4.000%	07/01/43	508	554,994
4.000%	08/01/43	647	690,914
4.000%	03/01/44	1,408	1,498,260
4.000%	07/01/44	450	479,226
4.000%	02/01/45	888	945,401
4.000%	05/01/45	259	276,041
4.000%	01/01/46	1,380	1,464,330
4.000%	03/01/46	1,264	1,334,345
4.000%	05/01/46	1,511	1,594,936
4.000%	07/01/46	1,320	1,393,561
4.000%	07/01/47	4,764	5,008,633
4.000%	08/01/47	12,305	12,938,368
4.000%	12/01/47	150	157,338
4.000%	04/01/48	797	831,197
4.000%	05/01/48	4,142	4,320,791
4.000%	07/01/48	8,326	8,680,247
4.000%	09/01/48	72	74,684
4.000%	09/01/48	10,336	10,776,321
4.000%	11/01/48	9,248	9,642,228
4.000%	05/01/49	7,689	7,995,098
4.000%	11/01/49	2,161	2,248,467

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/23	89	$93,433
4.500%	08/01/24	83	87,903
4.500%	12/01/43	1,673	1,813,764
4.500%	03/01/44	1,625	1,756,557
4.500%	04/01/44	95	101,410
4.500%	04/01/44	610	648,778
4.500%	04/01/44	652	704,344
4.500%	04/01/44	660	723,098
4.500%	04/01/44	670	714,841
4.500%	04/01/44	737	789,586
4.500%	04/01/44	1,021	1,127,031
4.500%	04/01/44	1,029	1,149,358
4.500%	04/01/44	4,156	4,589,299
4.500%	09/01/46	482	516,248
4.500%	02/01/47	110	117,009
4.500%	03/01/47	115	122,911
4.500%	05/01/47	363	386,804
4.500%	09/01/48	7,758	8,197,733
5.000%	09/01/20	140	141,469
5.000%	05/01/23	165	170,192
5.000%	07/01/25	67	71,715
5.000%	06/01/26	677	701,949
5.000%	05/01/36	28	31,271
5.000%	03/01/38	358	395,386
5.000%	06/01/41	211	232,380
5.000%	05/01/48	604	648,585
5.000%	06/01/48	43	48,529
5.000%	10/01/48	399	426,797
5.000%	10/01/48	1,630	1,743,818
5.000%	11/01/48	1,585	1,695,895
5.000%	01/01/49	6,304	6,743,031
5.500%	12/01/38	262	293,360
5.500%	12/01/38	633	708,285
6.500%	09/01/39	236	274,116
6.500%	09/01/39	630	740,281
7.000%	03/01/39	222	264,870
Federal National Mortgage Assoc.
2.500%	01/01/28	951	962,324
2.500%	02/01/28	440	445,613
2.500%	10/01/42	1,341	1,344,454
2.500%	10/01/49	3,000	2,966,818
2.500%	12/01/49	3,400	3,362,396
2.670%	10/01/31	500	503,414
2.740%	08/01/29	1,300	1,331,524
2.765%	08/01/31	200	203,520
2.765%	08/01/31	543	552,506
2.765%	08/01/31	700	712,255
2.765%	08/01/31	900	915,756
2.765%	08/01/31	1,100	1,119,258
2.770%	08/01/31	2,300	2,339,360
2.790%	08/01/29	4,700	4,840,250
2.800%	08/01/31	800	815,802
2.810%	08/01/31	1,900	1,938,065
2.840%	08/01/31	500	512,603
2.840%	08/01/31	800	821,488
2.850%	08/01/31	1,730	1,772,529
2.850%	08/01/31	9,025	9,246,864
2.860%	08/01/31	1,900	1,953,507

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.870%	07/01/31	400	$411,543
2.870%	08/01/31	1,000	1,031,006
2.915%	08/01/31	2,600	2,686,872
2.920%	08/01/31	100	103,172
2.925%	08/01/31	2,198	2,273,915
2.930%	08/01/31	3,150	3,250,687
3.000%	TBA	50,500	51,184,131
3.000%	07/01/32	2,933	3,018,593
3.000%	08/01/32	3,406	3,504,619
3.000%	12/01/37	325	333,018
3.000%	09/01/42	3,632	3,746,559
3.000%	09/01/42	7,633	7,874,564
3.000%	12/01/42	45	46,288
3.000%	12/01/42	59	60,213
3.000%	01/01/43	25	25,491
3.000%	01/01/43	48	49,368
3.000%	01/01/43	87	89,279
3.000%	01/01/43	167	171,763
3.000%	01/01/43	246	253,180
3.000%	01/01/43	659	677,794
3.000%	01/01/43	824	847,734
3.000%	02/01/43	103	105,800
3.000%	07/01/46	4,280	4,395,116
3.000%	08/01/46	73	74,494
3.000%	09/01/46	72	73,651
3.000%	09/01/46	144	146,919
3.000%	10/01/46	75	76,759
3.000%	11/01/46	7,242	7,412,155
3.000%	12/01/46	2,669	2,752,479
3.000%	01/01/47	1,712	1,757,790
3.000%	01/01/47	5,317	5,460,353
3.000%	02/01/47	6,127	6,318,091
3.000%	09/01/47	9,449	9,703,493
3.000%	06/01/49	99	100,698
3.000%	06/01/49	99	100,993
3.000%	06/01/49	883	900,295
3.000%	07/01/49	93	94,145
3.000%	07/01/49	96	98,277
3.000%	07/01/49	97	98,859
3.000%	07/01/49	14,706	15,030,472
3.000%	08/01/49	99	102,557
3.000%	08/01/49	188	190,767
3.000%	08/01/49	291	295,667
3.000%	08/01/49	589	607,094
3.000%	08/01/49	1,165	1,181,954
3.000%	08/01/49	1,280	1,299,166
3.000%	09/01/49	98	98,979
3.000%	09/01/49	381	388,717
3.000%	09/01/49	395	400,922
3.000%	09/01/49	495	504,247
3.000%	09/01/49	984	1,009,011
3.000%	09/01/49	1,577	1,607,942
3.000%	09/01/49	2,071	2,116,675
3.000%	09/01/49	2,257	2,301,557
3.000%	09/01/49	7,252	7,427,729
3.000%	10/01/49	399	404,483
3.000%	10/01/49	1,272	1,291,239
3.000%	10/01/49	2,278	2,310,630

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	10/01/49	14,381	$14,661,644
3.000%	11/01/49	7,376	7,481,597
3.000%	11/01/49	10,610	10,813,205
3.000%	12/01/49	2,600	2,642,621
3.000%	12/01/49	4,500	4,599,327
3.000%	01/01/50	400	408,232
3.000%	01/01/50	600	612,348
3.000%	01/01/50	3,700	3,753,215
3.040%	06/01/29	1,000	1,048,563
3.070%	01/01/29	760	797,309
3.160%	05/01/29	1,162	1,223,587
3.190%	05/01/29	595	627,422
3.240%	05/01/29	600	634,794
3.240%	05/01/29	2,100	2,222,965
3.260%	05/01/29	830	881,187
3.300%	04/01/29	600	637,044
3.310%	05/01/31	500	532,102
3.350%	05/01/29	430	457,544
3.500%	07/01/32	4,317	4,507,644
3.500%	09/01/34	4,247	4,437,957
3.500%	10/01/34	2,967	3,094,656
3.500%	09/01/42	1,163	1,224,855
3.500%	12/01/42	520	547,050
3.500%	01/01/43	5,682	5,981,668
3.500%	03/01/43	3,697	3,892,364
3.500%	04/01/43	2,555	2,696,210
3.500%	04/01/43	2,604	2,775,203
3.500%	06/01/43	2,788	2,971,528
3.500%	06/01/43	2,816	3,001,307
3.500%	07/01/43	3,900	4,156,995
3.500%	02/01/45	536	563,963
3.500%	12/01/45	982	1,032,708
3.500%	12/01/45	6,397	6,686,528
3.500%	01/01/46	956	1,006,082
3.500%	01/01/46	971	1,025,404
3.500%	12/01/46	4,873	5,129,921
3.500%	01/01/47	21	21,445
3.500%	02/01/47	49	50,904
3.500%	03/01/47	50	51,791
3.500%	05/01/47	271	281,742
3.500%	05/01/47	885	918,984
3.500%	06/01/47	231	239,473
3.500%	07/01/47	634	658,069
3.500%	08/01/47	29	30,448
3.500%	09/01/47	57	59,544
3.500%	09/01/47	302	313,627
3.500%	11/01/47	3,826	4,025,918
3.500%	12/01/47	550	571,272
3.500%	12/01/47	3,027	3,144,394
3.500%	01/01/48	777	804,390
3.500%	01/01/48	1,169	1,214,655
3.500%	02/01/48	370	384,673
3.500%	02/01/48	1,338	1,389,522
3.500%	02/01/48	19,034	19,771,842
3.500%	03/01/48	37	38,538
3.500%	03/01/48	470	486,237
3.500%	04/01/48	335	345,754
3.500%	04/01/48	495	510,328

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/01/48	10,719	$11,049,185
3.500%	07/01/48	10,499	10,947,489
3.500%	12/01/48	1,193	1,232,735
3.500%	02/01/49	633	663,285
3.500%	04/01/49	31,697	32,748,701
3.500%	05/01/49	2,997	3,095,988
3.500%	05/01/49	3,816	3,970,862
3.500%	06/01/49	585	603,240
3.500%	06/01/49	2,134	2,205,116
3.500%	06/01/49	2,223	2,324,187
3.500%	06/01/49	23,897	24,586,837
3.500%	10/01/49	890	925,688
3.500%	11/01/49	100	103,171
3.500%	03/01/57	14,751	15,553,284
3.640%	11/01/28	900	973,113
4.000%	05/01/34	6,946	7,338,179
4.000%	10/01/40	2,522	2,703,802
4.000%	01/01/42	3,501	3,747,267
4.000%	04/01/42	161	171,933
4.000%	07/01/42	2,292	2,454,102
4.000%	10/01/42	1,360	1,455,976
4.000%	11/01/42	2,652	2,839,060
4.000%	12/01/42	128	136,555
4.000%	12/01/42	191	204,691
4.000%	12/01/42	1,056	1,130,287
4.000%	04/01/43	192	207,968
4.000%	06/01/43	47	51,086
4.000%	06/01/43	49	52,515
4.000%	06/01/43	77	82,216
4.000%	06/01/43	89	95,839
4.000%	06/01/43	104	112,110
4.000%	06/01/43	139	149,519
4.000%	06/01/43	142	153,201
4.000%	06/01/43	172	185,473
4.000%	06/01/43	201	215,900
4.000%	06/01/43	218	238,521
4.000%	06/01/43	227	245,079
4.000%	06/01/43	245	263,060
4.000%	06/01/43	446	482,312
4.000%	06/01/43	554	591,977
4.000%	06/01/43	6,624	7,088,928
4.000%	07/01/43	54	57,557
4.000%	07/01/43	472	504,384
4.000%	07/01/43	681	736,120
4.000%	07/01/43	822	880,843
4.000%	01/01/45	1,550	1,663,737
4.000%	02/01/45	3,151	3,449,367
4.000%	04/01/47	5,325	5,647,580
4.000%	05/01/47	1,121	1,188,308
4.000%	08/01/47	10,114	10,635,282
4.000%	09/01/47	13,679	14,383,543
4.000%	11/01/48	15,367	16,004,767
4.000%	06/01/49	98	102,265
4.000%	10/01/49	1,473	1,532,374
4.000%	02/01/56	10,973	11,810,095
4.000%	06/01/57	1,294	1,387,380
4.500%	04/01/31	367	392,072
4.500%	05/01/31	1,162	1,242,142

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	06/01/31	399	$426,989
4.500%	11/01/31	497	530,847
4.500%	12/01/31	118	125,999
4.500%	12/01/31	598	638,910
4.500%	12/01/39	4	4,768
4.500%	09/01/41	491	533,017
4.500%	10/01/41	221	239,905
4.500%	10/01/41	345	374,872
4.500%	10/01/41	641	696,861
4.500%	09/01/42	71	77,750
4.500%	09/01/43	64	68,994
4.500%	09/01/43	109	118,509
4.500%	09/01/43	759	822,572
4.500%	10/01/43	4	3,900
4.500%	10/01/43	34	37,206
4.500%	10/01/43	77	83,466
4.500%	10/01/43	131	141,806
4.500%	10/01/43	510	552,620
4.500%	10/01/43	663	717,867
4.500%	11/01/43	73	78,898
4.500%	11/01/43	235	254,784
4.500%	11/01/43	472	511,877
4.500%	12/01/43	8	9,145
4.500%	12/01/43	342	371,091
4.500%	12/01/43	549	595,200
4.500%	01/01/44	291	315,167
4.500%	01/01/44	355	390,556
4.500%	01/01/44	372	403,091
4.500%	01/01/44	391	430,400
4.500%	01/01/44	2,206	2,430,227
4.500%	02/01/44	51	55,101
4.500%	02/01/44	100	108,048
4.500%	02/01/44	213	230,471
4.500%	02/01/44	233	251,433
4.500%	02/01/44	718	792,624
4.500%	02/01/44	1,336	1,424,551
4.500%	03/01/44	131	140,980
4.500%	03/01/44	318	344,021
4.500%	04/01/44	20	21,512
4.500%	04/01/44	23	25,158
4.500%	04/01/44	79	85,231
4.500%	04/01/44	315	343,006
4.500%	04/01/44	354	387,882
4.500%	04/01/44	615	678,883
4.500%	04/01/44	742	801,505
4.500%	04/01/44	966	1,078,844
4.500%	05/01/44	41	43,870
4.500%	05/01/44	118	127,575
4.500%	05/01/44	142	153,505
4.500%	05/01/44	1,012	1,092,884
4.500%	05/01/44	2,670	2,884,574
4.500%	06/01/44	120	130,146
4.500%	08/01/44	42	45,664
4.500%	10/01/44	3,998	4,350,559
4.500%	01/01/45	197	219,393
4.500%	07/01/48	3,815	4,065,773
4.500%	12/01/48	2,497	2,647,919
4.500%	04/01/49	2,279	2,406,943

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/01/49	6,100	$6,532,253
4.500%	04/01/56	2,895	3,172,334
4.500%	09/01/57	4,418	4,839,824
5.000%	07/01/33	167	183,133
5.000%	09/01/33	195	214,460
5.000%	10/01/35	565	620,845
5.000%	08/01/38	2,741	3,035,153
5.000%	01/01/39	14	15,054
5.000%	12/01/39	13	14,773
5.000%	05/01/40	22	24,380
5.000%	05/01/40	33	35,923
5.000%	06/01/40	89	98,399
5.000%	07/01/40	30	32,552
5.000%	11/01/40	877	966,689
5.000%	01/01/41	106	116,552
5.000%	02/01/41	44	47,522
5.000%	04/01/41	140	153,911
5.000%	05/01/41	178	195,964
5.000%	05/01/41	243	267,776
5.000%	05/01/41	272	299,635
5.000%	05/01/41	381	420,136
5.000%	05/01/41	1,300	1,433,206
5.000%	06/01/41	186	204,961
5.000%	11/01/46	5,455	6,014,228
5.000%	05/01/48	945	1,013,846
5.000%	10/01/48	6,929	7,412,149
5.000%	11/01/48	2,617	2,800,345
5.000%	11/01/48	9,055	9,690,298
5.000%	12/01/48	5,772	6,174,668
5.500%	11/01/28	29	31,671
5.500%	09/01/36	651	729,845
5.500%	03/01/37	11	12,668
5.500%	04/01/37	4	4,907
5.500%	05/01/37	309	345,895
5.500%	03/01/38	15	16,531
5.500%	06/01/38	230	257,181
5.500%	08/01/38	407	455,000
5.500%	05/01/40	27	29,882
5.500%	09/01/56	4,559	5,163,656
6.000%	04/01/33	107	122,002
6.000%	02/01/34	18	19,932
6.000%	11/01/35	201	227,541
6.000%	08/01/37	21	24,246
6.000%	08/01/37	413	466,928
6.000%	09/01/37	86	97,883
6.500%	05/01/40	3,818	4,455,536
6.625%	11/15/30	13,100	18,655,124
7.000%	04/01/37	224	266,071
7.000%	02/01/39	518	613,778
7.000%	02/01/39	852	1,006,868
Government National Mortgage Assoc.
2.500%	TBA	36,000	36,145,800
2.500%	08/20/49	192	190,403
2.500%	09/20/49	1,385	1,372,696
2.500%	10/20/49	398	394,281
2.500%	11/20/49	699	692,385
3.000%	TBA	51,000	52,381,590
3.000%	09/15/42	1,846	1,913,925

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/15/42	2,744	$2,845,233
3.000%	10/15/42	3,459	3,587,276
3.000%	10/15/42	5,910	6,128,378
3.000%	11/15/42	3	3,469
3.000%	11/15/42	3,021	3,132,949
3.000%	09/20/47	165	170,524
3.000%	11/20/47	262	269,763
3.000%	12/20/47	2,377	2,450,489
3.000%	02/20/48	33	34,399
3.000%	12/20/49	22,400	23,020,230
3.500%	06/20/44	473	495,473
3.500%	03/20/45	413	430,903
3.500%	09/20/46	1,685	1,757,167
3.500%	10/20/47	2,359	2,460,089
3.500%	10/20/47	3,077	3,209,763
3.500%	11/20/47	454	471,348
3.500%	02/20/48	7,238	7,519,333
3.500%	06/15/48	1,132	1,192,076
3.500%	02/20/49	3,515	3,645,094
3.500%	09/20/49	27,211	28,206,712
3.500%	10/20/49	3,789	3,856,983
3.500%	10/20/49	12,347	12,798,181
4.000%	04/20/39	12	12,784
4.000%	06/20/47	3,498	3,661,396
4.000%	09/20/47	9,497	9,940,255
4.000%	11/20/47	4,021	4,208,562
4.000%	12/20/47	1,717	1,797,506
4.000%	02/20/48	1,421	1,487,264
4.000%	03/20/48	2,132	2,231,514
4.000%	04/20/48	2,253	2,345,990
4.000%	05/20/48	1,376	1,432,820
4.000%	07/20/48	2,864	2,982,355
4.000%	09/20/48	120	124,428
4.000%	05/20/49	2,401	2,490,724
4.000%	10/20/49	698	724,006
4.000%	11/20/49	4,394	4,557,367
4.500%	01/20/40	656	704,947
4.500%	05/20/40	836	899,110
4.500%	09/20/40	14	14,910
4.500%	01/20/41	141	152,065
4.500%	07/20/41	969	1,041,540
4.500%	06/20/48	3,383	3,551,417
4.500%	07/20/48	1,490	1,564,384
4.500%	09/20/48	433	454,672
4.500%	09/20/48	528	554,238
4.500%	09/20/48	1,102	1,157,118
4.500%	01/20/49	5,284	5,546,185
4.500%	03/20/49	5,636	5,915,786
4.500%	04/20/49	538	565,117
5.000%	04/15/40	4,698	5,242,256
5.000%	05/15/40	255	284,725
5.000%	07/20/40	66	72,303
5.000%	07/20/40	629	688,264
5.000%	09/20/40	366	399,660
5.000%	11/20/40	278	303,922
5.000%	10/20/47	1,271	1,341,849
5.000%	01/20/49	1,897	1,996,901
5.500%	06/15/36	542	616,174

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	08/20/40	42	$48,665
6.000%	01/20/41	24	27,611
6.000%	04/20/41	3	3,701
6.000%	06/20/41	99	114,004
6.000%	07/20/41	56	64,709
6.000%	12/20/41	29	33,495
6.000%	02/20/42	31	35,715
6.500%	10/20/37	477	554,410
Government National Mortgage Assoc., 1 Month LIBOR + 1.685% (Cap 11.937%, Floor 1.685%)
3.686%(c)	11/20/60	2,112	2,177,286
Government National Mortgage Assoc., 1 Month LIBOR + 1.735% (Cap 12.054%, Floor 1.735%)
3.767%(c)	07/20/60	2,670	2,768,828
Government National Mortgage Assoc., 1 Month LIBOR + 1.791% (Cap 12.083%, Floor 1.791%)
3.823%(c)	09/20/60	3,245	3,366,534
Government National Mortgage Assoc., 1 Month LIBOR + 2.400% (Cap 12.647%, Floor 2.400%)
4.432%(c)	04/20/60	3,519	3,678,796

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,335,671,615)			1,358,102,317

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds
2.250%	08/15/49	1,150	1,115,500
2.750%	08/15/47	730	782,811
2.875%	05/15/49	1,020	1,124,231
U.S. Treasury Inflation Indexed Bonds, TIPS
1.000%	02/15/46	8,819	9,728,522
1.000%	02/15/48	10,457	11,597,155
1.000%	02/15/49	36,142	40,253,164
1.375%	02/15/44	17,049	20,140,757
2.125%	02/15/40	4,655	6,094,573
2.125%	02/15/41	2,785	3,674,549
U.S. Treasury Notes
1.750%	12/31/24	17,360	17,407,469
2.125%	05/15/22	540	546,497

TOTAL U.S. TREASURY OBLIGATIONS (cost $105,665,259)			112,465,228

TOTAL LONG-TERM INVESTMENTS (cost $3,649,586,802)			3,773,224,525

		Shares

SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MUTUAL FUNDS — 4.5%
PGIM Core Ultra Short Bond Fund(w)		25,098,395	25,098,395
PGIM Institutional Money Market Fund (cost $141,696,636; includes $141,471,668 of cash collateral for securities on loan)(b)(w)		141,674,413	141,702,748

TOTAL AFFILIATED MUTUAL FUNDS (cost $166,795,031)			166,801,143

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER(n) — 0.4%
Santander UK PLC
2.111%	01/07/20	14,630	$14,625,107

(cost $14,624,977)

OPTIONS PURCHASED*~ — 0.0%
(cost $870,973)			808,740

TOTAL SHORT-TERM INVESTMENTS (cost $182,290,981)			182,234,990

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.6% (cost $3,831,877,783)			3,955,459,515

OPTIONS WRITTEN*~ — (0.1)% (premiums received $2,838,540)			(1,680,784)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.5% (cost $3,829,039,243)			3,953,778,731
Liabilities in excess of other assets(z) — (5.5)%			(206,558,042)

NET ASSETS — 100.0%			$3,747,220,689

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,397,473 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $138,481,690; cash collateral of $141,471,668 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Interest rate not available as of December 31, 2019.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$118.50	584		584	$200,750
Australian Dollar Currency	Call	01/03/20	68.00	34		34	81,260
Australian Dollar Currency	Call	01/03/20	68.50	36		36	68,040
Australian Dollar Currency	Call	02/07/20	69.00	17		17	26,520
Australian Dollar Currency	Call	02/07/20	69.50	42		42	49,140
Canadian Dollar Futures	Call	01/03/20	76.00	34		34	37,060
Euro Futures	Call	01/03/20	1.11	51		6,375	116,025
Euro Futures	Call	02/07/20	1.13	8		1,000	9,100
10 Year Euro-Bund Futures	Call	01/24/20	172.50	32	EUR	32	6,102
10 Year Euro-Bund Futures	Call	01/24/20	180.50	850	EUR	850	9,534
10 Year Euro-Bund Futures	Call	01/24/20	181.00	38	EUR	38	426
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$155.50	25		25	35,547
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$156.00	62		62	71,688
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$156.50	25		25	23,047
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$157.00	20		20	14,688
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$187.00	383		383	—
2 Year U.S. Treasury Notes Futures	Put	01/24/20	$107.13	1,550		3,100	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$105.75	1,767		3,534	—
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$114.75	1,009		1,009	—
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$111.00	15,068		15,068	—
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$114.25	2,111		2,111	16,493
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$128.00	88		88	28,875

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$128.50	25	25	$13,672
Australian Dollar Currency	Put	01/03/20	68.00	35	35	175
Canadian Dollar Futures	Put	01/03/20	75.50	77	77	385
Euro Futures	Put	01/03/20	1.11	34	4,250	213

Total Options Purchased (cost $870,973)						$808,740

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$118.75	414		414	$(90,563)
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$119.00	750		750	(99,610)
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$119.25	260		260	(20,313)
5 Year U.S. Treasury Notes Futures	Call	02/21/20	$118.75	130		130	(47,734)
5 Year U.S. Treasury Notes Futures	Call	02/21/20	$119.00	259		259	(70,820)
10 Year Euro-Bund Futures	Call	01/24/20	171.50	32	EUR	32	(13,999)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$128.50	144		144	(67,500)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$128.75	75		75	(26,953)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$129.00	169		169	(44,891)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$129.50	417		417	(58,641)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.00	327		327	(25,547)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.50	75		75	(3,516)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$129.00	161		161	(85,531)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$129.50	150		150	(56,250)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$130.50	76		76	(13,063)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$131.00	651		651	(81,375)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$131.50	153		153	(14,344)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$132.00	51		51	(3,188)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$158.00	62		62	(27,125)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$159.00	65		65	(16,250)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$160.00	63		63	(9,844)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$161.00	12		12	(1,125)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$162.00	38		38	(2,375)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$157.00	62		62	(79,438)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$158.00	99		99	(92,813)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$160.00	326		326	(157,906)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$161.00	12		12	(4,125)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$162.00	26		26	(6,500)
Euro Futures	Call	01/03/20	1.12	17		2,125	(17,638)
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$118.00	361		361	(28,203)
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$118.50	261		261	(61,172)
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$118.75	26		26	(9,344)
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$118.00	78		78	(15,234)
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$118.50	182		182	(69,672)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$129.00	25		25	(21,094)
10 Year U.S. Treasury Notes Futures	Put	02/21/20	$128.00	127		127	(73,422)
10 Year U.S. Treasury Notes Futures	Put	02/21/20	$128.50	76		76	(61,750)
20 Year U.S. Treasury Bonds Futures	Put	01/24/20	$155.00	38		38	(30,875)
20 Year U.S. Treasury Bonds Futures	Put	01/24/20	$156.00	25		25	(31,250)

Total Exchange Traded (premiums received $2,768,846)							$(1,640,993)

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
5- Year Interest Rate Swap, 02/06/25	Call	Citibank, N.A.	02/04/20	1.37%	3 Month LIBOR	(Q)	1.37%	(S)	13,500	$(2,813)
5- Year Interest Rate Swap, 02/06/25	Put	Citibank, N.A.	02/04/20	1.77%	1.77%	(S)	3 Month LIBOR	(Q)	13,500	(36,978)

Total OTC Swaptions (premiums received $69,694)										$(39,791)

Total Options Written (premiums received $2,838,540)										$(1,680,784)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,281	90 Day Euro Dollar	Jun. 2020	$314,837,775	$1,606,550
1,487	90 Day Euro Dollar	Dec. 2020	365,727,650	(468,271)
2,047	90 Day Euro Dollar	Mar. 2021	503,766,700	1,108,360
3,706	2 Year U.S. Treasury Notes	Mar. 2020	798,643,000	(507,795)
40	5 Year Euro-Bobl	Mar. 2020	5,995,711	(22,039)
20,921	5 Year U.S. Treasury Notes	Mar. 2020	2,481,426,839	(7,809,871)
503	10 Year U.S. Treasury Notes	Mar. 2020	64,596,206	(216,055)
4,124	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	749,150,375	(23,299,401)
507	Australian Dollar Currency	Mar. 2020	35,682,660	1,087,633
387	British Pound Currency	Mar. 2020	32,150,025	207,739
761	Canadian Dollar Currency	Mar. 2020	58,661,685	1,116,167
1,121	Euro Currency	Mar. 2020	158,089,025	1,805,236
767	Euro-BTP Italian Government Bond	Mar. 2020	122,564,592	177,307
1,980	Mexican Peso	Mar. 2020	51,866,100	1,138,275
349	Russian Ruble Currency	Mar. 2020	13,955,638	417,752
44	Swiss Franc Currency	Mar. 2020	5,720,000	102,396

				(23,556,017)

Short Positions:
4,524	90 Day Euro Dollar	Jan. 2020	1,110,444,075	(123,382)
19	90 Day Euro Euribor	Jan. 2020	5,348,588	774
3,519	90 Day Euro Dollar	Mar. 2020	864,486,337	220,160
340	90 Day Euro Euribor	Mar. 2020	95,711,576	9,161
2,522	90 Day Euro Dollar	Jun. 2021	620,664,200	(179,675)
44	10 Year Australian Treasury Bonds	Mar. 2020	4,414,118	76,136
2,139	10 Year Euro-Bund	Mar. 2020	409,059,436	3,870,530
71	10 Year Japanese Bonds	Mar. 2020	99,441,167	149,769
833	10 Year U.K. Gilt	Mar. 2020	144,963,615	1,308,520
149	10 Year U.S. Ultra Treasury Notes	Mar. 2020	20,964,766	299,526
1,888	20 Year U.S. Treasury Bonds	Mar. 2020	294,351,000	6,669,404
7	30 Day Federal Funds	Jan. 2020	2,871,615	(15,533)
106	30 Year Euro Buxl	Mar. 2020	23,587,422	577,937
118	Euro-OAT	Mar. 2020	21,544,335	173,458
50	Japanese Yen Currency	Mar. 2020	5,778,438	6,125

				13,042,910

				$(10,513,107)

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/17/20	Citibank, N.A.	BRL	198,330	$47,433,751	$49,276,268	$1,842,517	$—
Expiring 01/17/20	Citibank, N.A.	BRL	164,055	39,169,108	40,760,390	1,591,282	—
British Pound,
Expiring 01/17/20	Citibank, N.A.	GBP	7,285	9,398,546	9,654,439	255,893	—
Expiring 01/17/20	Citibank, N.A.	GBP	7,123	9,243,141	9,439,910	196,769	—
Expiring 01/17/20	Citibank, N.A.	GBP	1,972	2,418,881	2,613,345	194,464	—
Canadian Dollar,
Expiring 01/17/20	Citibank, N.A.	CAD	33,870	25,671,732	26,085,399	413,667	—
Expiring 01/17/20	Citibank, N.A.	CAD	12,905	9,777,106	9,939,170	162,064	—
Euro,
Expiring 01/17/20	Citibank, N.A.	EUR	13,400	14,997,575	15,046,662	49,087	—
Indian Rupee,
Expiring 01/17/20	Barclays Bank PLC	INR	2,484,064	34,675,475	34,826,994	151,519	—
Indonesian Rupiah,
Expiring 01/17/20	Barclays Bank PLC	IDR	816,637,176	56,703,040	58,968,916	2,265,876	—
South African Rand,
Expiring 01/17/20	Citibank, N.A.	ZAR	92,330	6,007,548	6,577,475	569,927	—

				$255,495,903	$263,188,968	7,693,065	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/17/20	Citibank, N.A.	AUD	22,494	$15,117,945	$15,791,786	$—	$(673,841)
British Pound,
Expiring 01/17/20	Citibank, N.A.	GBP	7,123	9,603,692	9,439,910	163,782	—
Chinese Renminbi,
Expiring 01/17/20	Barclays Bank PLC	CNH	154,480	21,664,680	22,184,645	—	(519,965)
Expiring 01/17/20	Citibank, N.A.	CNH	129,996	18,186,339	18,668,527	—	(482,188)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	CNH	126,408	17,720,883	18,153,320	—	(432,437)
Colombian Peso,
Expiring 01/17/20	Barclays Bank PLC	COP	1,797,410	512,207	546,431	—	(34,224)
Euro,
Expiring 01/17/20	Barclays Bank PLC	EUR	78,280	86,712,165	87,899,456	—	(1,187,291)
Expiring 01/17/20	BNP Paribas	EUR	37,920	41,908,646	42,579,839	—	(671,193)
Expiring 01/17/20	Citibank, N.A.	EUR	82,590	91,138,891	92,739,091	—	(1,600,200)
Expiring 01/17/20	Citibank, N.A.	EUR	15,203	17,062,088	17,070,833	—	(8,745)
Japanese Yen,
Expiring 01/17/20	Barclays Bank PLC	JPY	71,619	673,762	659,766	13,996	—
Mexican Peso,
Expiring 01/17/20	Barclays Bank PLC	MXN	684,035	34,107,425	36,086,674	—	(1,979,249)
Philippine Peso,
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PHP	1,369,122	26,101,882	26,994,817	—	(892,935)
Russian Ruble,
Expiring 01/17/20	Citibank, N.A.	RUB	1,030,314	15,871,246	16,565,278	—	(694,032)
Expiring 01/17/20	Citibank, N.A.	RUB	240,639	3,742,439	3,868,966	—	(126,527)
Expiring 01/17/20	Citibank, N.A.	RUB	140,686	2,182,530	2,261,934	—	(79,404)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	RUB	230,538	3,592,695	3,706,614	—	(113,919)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	RUB	218,031	3,385,357	3,505,519	—	(120,162)

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Swiss Franc,
Expiring 01/17/20	Barclays Bank PLC	CHF	5,500	$5,587,955	$5,689,984	$—	$(102,029)

				$414,872,827	$424,413,390	177,778	(9,718,341)

						$7,870,843	$(9,718,341)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.33	12/20/24	5.000	%(Q)	22,966	$(1,530,016)	$(2,251,336)	$(721,320)

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.IG.33	12/20/24	1.000	%(Q)	243,703	0.452%	$4,837,434	$6,401,016	$1,563,582
CDX.NA.IG.33	12/20/29	1.000	%(Q)	17,470	0.899%	(113,698)	157,646	271,344

						$4,723,736	$6,558,662	$1,834,926

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR	3,997	08/23/47	1.498%(A)	6 Month EURIBOR(1)(S)	$(4,320)	$(1,067,047)	$(1,062,727)
JPY	2,200,700	05/09/46	0.641%(S)	6 Month JPY LIBOR(1)(S)	—	(1,284,519)	(1,284,519)
MXN	529,900	07/18/29	7.450%(M)	28 Day Mexican Interbank Rate(2)(M)	222,831	1,335,277	1,112,446
MXN	457,440	07/20/29	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	232,924	1,135,665	902,741
	76,600	06/14/20	1.671%(S)	3 Month LIBOR(2)(Q)	(22,076)	(70,858)	(48,782)
	106,594	09/15/21	1.350%(A)	1 Day USOIS(1)(A)	(20,273)	201,955	222,228
	594,474	06/30/26	1.550%(S)	3 Month LIBOR(1)(Q)	1,901,742	8,379,064	6,477,322
	130,937	07/31/26	1.520%(S)	3 Month LIBOR(1)(Q)	483,139	2,109,708	1,626,569
	146,272	11/15/26	1.550%(A)	1 Day USOIS(1)(A)	189,424	14,567	(174,857)
	6,243	11/15/44	1.810%(S)	3 Month LIBOR(1)(Q)	8,355	346,758	338,403
	119,340	11/15/44	1.850%(S)	3 Month LIBOR(1)(Q)	242,969	5,666,476	5,423,507

					$3,234,715	$16,767,046	$13,532,331

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
BRL	229,875	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	$1,818,094	$—	$1,818,094	Citibank, N.A.
BRL	79,700	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	659,796	72,679	587,117	Citibank, N.A.
BRL	52,000	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	411,271	29,381	381,890	Citibank, N.A.
BRL	46,800	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	370,533	11,101	359,432	Citibank, N.A.
BRL	24,375	01/02/20	8.410	%(T)	1 Day BROIS(2)(T)	192,783	25,104	167,679	Citibank, N.A.
BRL	58,256	01/04/27	7.024	%(T)	1 Day BROIS(2)(T)	361,072	35,737	325,335	Citibank, N.A.
BRL	54,700	01/04/27	7.024	%(T)	1 Day BROIS(2)(T)	339,032	28,780	310,252	Citibank, N.A.
BRL	46,100	01/04/27	7.024	%(T)	1 Day BROIS(2)(T)	285,729	—	285,729	Citibank, N.A.
BRL	37,900	01/04/27	7.044	%(T)	1 Day BROIS(2)(T)	243,485	—	243,485	JPMorgan Chase Bank, N.A.

						$4,681,795	$202,782	$4,479,013

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$202,782	$—	$4,479,013	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$35,738,603	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$26,413,857	$—
Collateralized Loan Obligations	—	46,014,987	—
Home Equity Loans	—	14,739,214	—
Other	—	8,486,806	—
Residential Mortgage-Backed Securities	—	30,384,946	—
Small Business Loan	—	8,535,994	—
Student Loans	—	17,438,722	—
Bank Loans	—	169,016,581	7,397,473
Commercial Mortgage-Backed Securities	—	145,677,237	—
Corporate Bonds	—	1,223,178,405	—
Municipal Bond	—	1,172,969	—
Residential Mortgage-Backed Securities	—	281,044,765	—
Sovereign Bonds	—	323,155,024	—
U.S. Government Agency Obligations	—	1,358,102,317	—
U.S. Treasury Obligations	—	112,465,228	—
Affiliated Mutual Funds	166,801,143	—	—
Options Purchased	808,740	—	—
Commercial Paper	—	14,625,107	—

Total	$167,609,883	$3,780,452,159	$7,397,473

Liabilities
Options Written	$(1,640,993)	$(39,791)	$—

Other Financial Instruments*
Assets
Futures Contracts	$22,128,915	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	7,870,843	—
Centrally Cleared Credit Default Swap Agreements	—	1,834,926	—
Centrally Cleared Interest Rate Swap Agreements	—	16,103,216	—
OTC Interest Rate Swap Agreements	—	4,681,795	—

Total	$22,128,915	$30,490,780	$—

Liabilities
Futures Contracts	$(32,642,022)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(9,718,341)	—
Centrally Cleared Credit Default Swap Agreement	—	(721,320)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,570,885)	—

Total	$(32,642,022)	$(13,010,546)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	36.3%
Banks	10.6
Sovereign Bonds	8.6
Residential Mortgage-Backed Securities	8.3
Affiliated Mutual Funds (3.8% represents investments purchased with collateral from securities on loan)	4.5
Commercial Mortgage-Backed Securities	3.9
Oil & Gas	3.7

Pharmaceuticals	3.3%
U.S. Treasury Obligations	3.0
Media	2.0
Telecommunications	1.3
Collateralized Loan Obligations	1.3
Healthcare-Services	1.2
Pipelines	1.2
Mining	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Electric	1.0%
Agriculture	1.0
Lodging	0.9
Diversified Financial Services	0.9
Aerospace & Defense	0.8
Software	0.7
Automobiles	0.7
Commercial Services	0.6
Internet	0.6
Beverages	0.6
Insurance	0.5
Computers	0.5
Retail	0.5
Student Loans	0.5
Miscellaneous Manufacturing	0.5
Healthcare-Products	0.4
Home Equity Loans	0.4
Commercial Paper	0.4
Foods	0.3
Transportation	0.3
Chemicals	0.3
Iron/Steel	0.2
Entertainment	0.2
Auto Manufacturers	0.2
Small Business Loan	0.2
Other	0.2
Investment Companies	0.2
Environmental Control	0.2

Oil & Gas Services	0.2%
Packaging & Containers	0.2
Real Estate Investment Trusts (REITs)	0.2
Auto Parts & Equipment	0.2
Home Builders	0.1
Biotechnology	0.1
Leisure Time	0.1
Trucking & Leasing	0.1
Food Service	0.1
Holding Companies-Diversified	0.1
Building Materials	0.1
Airlines	0.0	*
Housewares	0.0	*
Municipal Bond	0.0	*
Machinery-Construction & Mining	0.0	*
Household Products/Wares	0.0	*
Apparel	0.0	*
Semiconductors	0.0	*
Options Purchased	0.0	*
Machinery-Diversified	0.0	*

	105.6
Options Written	(0.1)
Liabilities in excess of other assets	(5.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$1,834,926	*	Due from/to broker — variation margin swaps	$721,320	*
Foreign exchange contracts	Due from/to broker — variation margin futures	5,881,323	*	—	—
Foreign exchange contracts	Unaffiliated investments	387,918		Options written outstanding, at value	17,638
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	7,870,843		Unrealized depreciation on OTC forward foreign currency exchange contracts	9,718,341
Interest rate contracts	Due from/to broker — variation margin futures	16,247,592	*	Due from/to broker — variation margin futures	32,642,022	*
Interest rate contracts	Due from/to broker — variation margin swaps	16,103,216	*	Due from/to broker — variation margin swaps	2,570,885	*
Interest rate contracts	Premiums paid for OTC swap agreements	202,782		—	—
Interest rate contracts	Unaffiliated investments	420,822		Options written outstanding, at value	1,663,146

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap agreements	$4,479,013	—	$—

		$53,428,435		$47,333,352

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(227,399)	$235,321	$—	$—	$11,699,059
Foreign exchange contracts	(7,691,784)	3,368,915	(905,854)	18,202,733	—
Interest rate contracts	(12,955,070)	26,294,853	79,462,201	—	(51,592,570)

Total	$(20,874,253)	$29,899,089	$78,556,347	$18,202,733	$(39,893,511)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(9,498)	$(30,943)	$—	$—	$5,257,708
Foreign exchange contracts	(360,418)	(52,686)	5,232,597	(2,632,920)	—
Interest rate contracts	(191,801)	3,209,418	(40,798,060)	—	21,252,936

Total	$(561,717)	$3,125,789	$(35,565,463)	$(2,632,920)	$26,510,644

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$2,767,396	$112,879,610	$5,252,621,660	$2,910,381,984	$469,818,816

Forward Foreign Currency Exchange Contracts— Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$584,106,730	$1,873,017,823	$12,180,600

Credit Default Swap Agreements— Sell Protection(2)
$407,096,727

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$138,481,690	$(138,481,690)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$2,431,391	$(3,822,758)	$(1,391,367)	$—	$(1,391,367)
BNP Paribas	—	(671,193)	(671,193)	—	(671,193)
Citibank, N.A.	9,877,762	(3,704,728)	6,173,034	(6,173,034)	—
JPMorgan Chase Bank, N.A.	243,485	(1,559,453)	(1,315,968)	830,000	(485,968)

	$12,552,638	$(9,758,132)	$2,794,506	$(5,343,034)	$(2,548,528)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loanof $138,481,690:
Unaffiliated investments (cost $3,665,082,752)	$3,788,658,372
Affiliated investments (cost $166,795,031)	166,801,143
Foreign currency, at value (cost $36,089,328)	36,648,816
Cash segregated for counterparty — OTC	830,000
Cash	84,436
Receivable for investments sold	204,650,153
Deposit with broker for centrally cleared/exchange-traded derivatives	35,738,603
Dividends and interest receivable	25,585,290
Due from broker-variation margin futures	13,091,262
Unrealized appreciation on OTC forward foreign currency exchange contracts	7,870,843
Unrealized appreciation on OTC swap agreements	4,479,013
Receivable for Portfolio shares sold	2,816,698
Due from broker-variation margin swaps	1,336,311
Tax reclaim receivable	612,384
Premiums paid for OTC swap agreements	202,782
Prepaid expenses other assets	651,646

Total Assets	4,290,057,752

LIABILITIES
Payable for investments purchased	388,164,190
Payable to broker for collateral for securities on loan	141,471,668
Unrealized depreciation on OTC forward foreign currency exchange contracts	9,718,341
Options written outstanding, at value (proceeds received $2,838,540)	1,680,784
Management fee payable	642,823
Payable to affiliate	612,384
Accrued expenses and other liabilities	393,018
Distribution fee payable	153,427
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	71

Total Liabilities	542,837,063

NET ASSETS	$3,747,220,689

Net assets were comprised of:
Partners’ Equity	$3,747,220,689

Net asset value and redemption price per share, $3,747,220,689 / 266,530,034 outstanding shares of beneficial interest	$14.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$154,235,136
Affiliated dividend income	3,706,218
Income from securities lending, net (including affiliated income of $327,280)	329,863

Total income	158,271,217

EXPENSES
Management fee	19,984,420
Distribution fee	9,900,721
Custodian and accounting fees	451,121
Trustees’ fees	58,250
Audit fee	57,309
Shareholders’ reports	24,993
Legal fees and expenses	24,525
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,001
Miscellaneous	83,623

Total expenses	30,591,963
Less: Fee waiver and/or expense reimbursement	(967,552)

Net expenses	29,624,411

NET INVESTMENT INCOME (LOSS)	128,646,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of
$13,080)	54,314,316
Futures transactions	78,556,347
Forward currency contract transactions	18,202,733
Options written transactions	29,899,089
Swap agreements transactions	(39,893,511)
Foreign currency transactions	(27,627,224)

113,451,750

Net change in unrealized appreciation
(depreciation) on:
Investments (including affiliated of $9,974)	236,626,626
Futures	(35,565,463)
Forward currency contracts	(2,632,920)
Options written	3,125,789
Swap agreements	26,510,644
Foreign currencies	(158,826)

227,905,850

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	341,357,600

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$470,004,406

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$128,646,806	$110,180,198
Net realized gain (loss) on investment and foreign currency transactions	113,451,750	(69,436,708)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	227,905,850	(105,984,170)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	470,004,406	(65,240,680)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [42,121,245 and 21,994,571 shares, respectively]	550,926,038	275,119,426
Net asset value of shares issued in merger [0 and 103,989,612 shares, respectively]	—	1,289,479,077
Portfolio shares repurchased [76,758,007 and 64,507,267 shares, respectively]	(1,043,344,493)	(800,752,072)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(492,418,455)	763,846,431

CAPITAL CONTRIBUTIONS	3,173	228,948

TOTAL INCREASE (DECREASE)	(22,410,876)	698,834,699
NET ASSETS:
Beginning of year	3,769,631,565	3,070,796,866

End of year	$3,747,220,689	$3,769,631,565

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO )

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 92.3%

CORPORATE BONDS — 35.9%
Argentina — 0.5%
Pampa Energia SA,
Sr. Unsec’d. Notes, 144A
7.500%	01/24/27			410	$348,500
YPF SA,
Sr. Unsec’d. Notes, EMTN
16.500%	05/09/22		ARS	1,310	7,782

					356,282

Brazil — 4.1%
Braskem Netherlands Finance BV,
Gtd. Notes, 144A
4.500%	01/10/28			240	239,285
Itau Unibanco Holding SA,
Jr. Sub. Notes, 144A, MTN
6.125%(ff)	—	(rr)		430	448,554
Petrobras Global Finance BV,
Gtd. Notes
5.299%	01/27/25			244	266,024
6.850%	06/05/2115			1,080	1,237,108
7.375%	01/17/27			340	414,735
Suzano Austria GmbH,
Gtd. Notes, 144A
5.750%	07/14/26			200	223,996
Vale Overseas Ltd.,
Gtd. Notes
6.875%	11/21/36			99	128,289

					2,957,991

Chile — 1.1%
Empresa de Transporte de Pasajeros Metro SA,
Sr. Unsec’d. Notes, 144A
5.000%	01/25/47			200	227,126
Enel Chile SA,
Sr. Unsec’d. Notes
4.875%	06/12/28	(a)		470	522,393

					749,519

China — 5.5%
China Aoyuan Group Ltd.,
Sr. Sec’d. Notes
6.350%	01/11/20			350	350,130
China Overseas Finance Cayman V Ltd.,
Gtd. Notes, Series A
3.950%	11/15/22			200	206,720
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes
4.125%	07/19/27			820	861,274
CNOOC Curtis Funding No. 1 Pty Ltd.,
Gtd. Notes
4.500%	10/03/23			290	311,097
Country Garden Holdings Co. Ltd.,
Sr. Sec’d. Notes
7.250%	04/04/21			300	300,789
CRCC Yuxiang Ltd.,
Gtd. Notes
3.500%	05/16/23			300	307,528

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
China (continued)
Prosus NV,
Gtd. Notes, 144A
4.850%	07/06/27	360	$392,116
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes
4.000%	09/13/47	520	560,972
Three Gorges Finance I Cayman Islands Ltd.,
Gtd. Notes, 144A
3.150%	06/02/26	630	645,184

			3,935,810

Colombia — 1.4%
Banco Bilbao Vizcaya Argentaria SA,
Sub. Notes, 144A
4.875%	04/21/25	190	202,592
Ecopetrol SA,
Sr. Unsec’d. Notes
5.875%	09/18/23	220	244,174
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A
6.250%	03/25/29	200	220,634
Transportadora de Gas Internacional SA ESP,
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28	320	366,305

			1,033,705

Indonesia — 3.6%
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes
6.757%	11/15/48	590	761,374
Pertamina Persero PT,
Sr. Unsec’d. Notes
6.000%	05/03/42	778	949,162
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, 144A
4.875%	07/17/49	300	323,999
Sr. Unsec’d. Notes, 144A, MTN
5.250%	10/24/42	240	268,809
Sr. Unsec’d. Notes, EMTN
5.250%	10/24/42	230	257,609

			2,560,953

Kazakhstan — 2.1%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
6.375%	10/24/48	600	772,392
Sr. Unsec’d. Notes, 144A
5.750%	04/19/47	350	418,256
KazTransGas JSC,
Gtd. Notes, 144A
4.375%	09/26/27	300	314,556

			1,505,204

Kuwait — 0.6%
Equate Petrochemical BV,
Gtd. Notes, EMTN
4.250%	11/03/26	400	427,817

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Malaysia — 0.4%
Gohl Capital Ltd.,
Gtd. Notes
4.250%	01/24/27		300	$313,618

Mexico — 4.3%
Banco Mercantil del Norte SA,
Jr. Sub. Notes, 144A
7.625%(ff)	—	(a)(rr)	430	459,242
Banco Nacional de Comercio Exterior SNC,
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25		420	446,453
BBVA Bancomer SA,
Sub. Notes, 144A
5.125%(ff)	01/18/33		200	201,584
Comision Federal de Electricidad,
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		230	247,972
Orbia Advance Corp. SAB de CV,
Gtd. Notes, 144A
5.875%	09/17/44		450	474,801
Petroleos Mexicanos,
Gtd. Notes
5.500%	06/27/44	(a)	938	839,087
Gtd. Notes, 144A
7.690%	01/23/50		390	425,799

				3,094,938

Morocco — 0.6%
OCP SA,
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25		420	450,012

Panama — 0.7%
Cable Onda SA,
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30		240	252,883
Empresa de Transmision Electrica SA,
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49		233	265,645

				518,528

Peru — 2.2%
Banco BBVA Peru SA,
Sub. Notes, 144A
5.250%(ff)	09/22/29		80	86,489
Fondo MIVIVIENDA SA,
Sr. Unsec’d. Notes, 144A
3.500%	01/31/23		240	245,463
Kallpa Generacion SA,
Gtd. Notes, 144A
4.125%	08/16/27		200	204,508
Petroleos del Peru SA,
Sr. Unsec’d. Notes
5.625%	06/19/47		200	232,416
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32		280	305,754
Southern Copper Corp.,
Sr. Unsec’d. Notes
7.500%	07/27/35		150	206,617

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Peru (continued)
Transportadora de Gas del Peru SA,
Sr. Unsec’d. Notes, 144A
4.250%	04/30/28		300	$320,699

				1,601,946

Qatar — 0.4%
ABQ Finance Ltd.,
Gtd. Notes, EMTN
3.500%	02/22/22		300	304,006

Russia — 2.7%
Lukoil International Finance BV,
Gtd. Notes
6.656%	06/07/22		696	765,805
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sub. Notes
8.500%	10/16/23		1,010	1,130,201

				1,896,006

Singapore — 0.4%
United Overseas Bank Ltd.,
Sub. Notes, 144A, MTN
3.750%(ff)	04/15/29		280	290,636

South Africa — 1.4%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		900	966,230

Turkey — 1.9%
TC Ziraat Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/29/21		700	703,486
5.125%	05/03/22		380	378,528
Turk Telekomunikasyon A/S,
Sr. Unsec’d. Notes, 144A
6.875%	02/28/25	(a)	260	277,741

				1,359,755

United Arab Emirates — 2.0%
Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		320	370,012
Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, 144A
4.875%	04/23/30		410	468,831
DAE Funding LLC,
Gtd. Notes, 144A
5.000%	08/01/24	(a)	340	356,638
DP World PLC,
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		200	230,841

				1,426,322

TOTAL CORPORATE BONDS (cost $24,179,535)				25,749,278

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS — 56.4%
Angola — 0.4%
Angolan Government International Bond,
Sr. Unsec’d. Notes, 144A
9.375%	05/08/48			245	$268,505

Argentina — 2.5%
Argentina Bonar Bonds,
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
42.836%(c)	04/03/22		ARS	500	4,247
Argentina POM Politica Monetaria,
Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
56.589%(c)	06/21/20		ARS	7,090	61,830
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
7.125%	07/06/36			560	269,053
7.125%	06/28/2117			320	160,409
Bonos de la Nacion Argentina con Ajuste por CER,
Bonds
4.000%	03/06/20		ARS	5,740	55,344
Ciudad Autonoma De Buenos Aires,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27			890	856,082
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A
9.125%	03/16/24			510	223,276
Provincia de Cordoba,
Sr. Unsec’d. Notes, 144A
7.450%	09/01/24			250	178,858

					1,809,099

Armenia — 1.2%
Republic of Armenia International Bond,
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29			860	850,947

Bahrain — 1.5%
Bahrain Government International Bond,
Sr. Unsec’d. Notes, 144A
7.500%	09/20/47			900	1,095,227

Brazil — 0.9%
Brazil Notas do Tesouro Nacional,
Notes, Series F
10.000%	01/01/21		BRL	56	14,633
10.000%	01/01/25		BRL	2,120	605,810

					620,443

China — 0.9%
Avi Funding Co. Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
2.850%	09/16/20			320	321,404
Sr. Unsec’d. Notes, EMTN
3.800%	09/16/25			310	325,425

					646,829

Colombia — 1.2%
Colombia Government International Bond,
Sr. Unsec’d. Notes
5.000%	06/15/45	(a)		470	546,045

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Colombia (continued)
5.200%	05/15/49	(a)	270	$325,166

				871,211

Costa Rica — 1.2%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes, 144A
6.125%	02/19/31		350	372,267
7.000%	04/04/44		460	483,660

				855,927

Dominican Republic — 1.3%
Dominican Republic International Bond,
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25		750	807,320
6.850%	01/27/45		130	148,394

				955,714

Ecuador — 1.2%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
7.875%	01/23/28		200	177,623
8.875%	10/23/27		720	661,203

				838,826

Egypt — 1.4%
Egypt Government International Bond,
Sr. Unsec’d. Notes
7.903%	02/21/48		200	209,830
Sr. Unsec’d. Notes, 144A
6.875%	04/30/40		190	191,532
Sr. Unsec’d. Notes, 144A, MTN
7.500%	01/31/27		530	590,296

				991,658

El Salvador — 0.7%
El Salvador Government International Bond,
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27	(a)	190	202,736
7.125%	01/20/50		320	341,402

				544,138

Ethiopia — 0.3%
Ethiopia International Bond,
Sr. Unsec’d. Notes
6.625%	12/11/24		200	216,151

Guatemala — 0.4%
Guatemala Government Bond,
Sr. Unsec’d. Notes, 144A
4.375%	06/05/27		270	279,558

Hungary — 0.6%
Hungary Government International Bond,
Sr. Unsec’d. Notes
5.750%	11/22/23		388	437,500

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Indonesia — 6.4%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.500%	01/11/28	(a)		310	$323,846
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45			1,140	1,361,276
5.875%	01/15/24			870	984,240
Sr. Unsec’d. Notes, EMTN
5.250%	01/17/42			821	988,161
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Series 061
7.000%	05/15/22		IDR	240,000	17,634
Sr. Unsec’d. Notes, Series 068
8.375%	03/15/34		IDR	5,152,000	397,455
Sr. Unsec’d. Notes, Series 072
8.250%	05/15/36		IDR	6,981,000	529,751

					4,602,363

Ivory Coast — 0.3%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33			250	252,031

Jamaica — 1.2%
Jamaica Government International Bond,
Sr. Unsec’d. Notes
6.750%	04/28/28			320	380,081
7.875%	07/28/45			350	472,506

					852,587

Jordan — 0.6%
Jordan Government International Bond,
Sr. Unsec’d. Notes, 144A
7.375%	10/10/47			390	415,396

Kazakhstan — 1.4%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN
3.875%	10/14/24			910	976,104

Kenya — 1.0%
Kenya Government International Bond,
Sr. Unsec’d. Notes, 144A
7.250%	02/28/28			310	336,836
8.000%	05/22/32			340	370,244

					707,080

Kuwait — 0.4%
Kuwait International Government Bond,
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27			280	300,975

Mexico — 2.9%
Mexican Bonos,
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34		MXN	6,280	356,271
Mexico Government International Bond,
Sr. Unsec’d. Notes
4.600%	01/23/46	(a)		1,567	1,700,582

					2,056,853

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Nigeria — 1.3%
Nigeria Government International Bond,
Sr. Unsec’d. Notes, 144A
7.625%	11/21/25			290	$319,786
Sr. Unsec’d. Notes, 144A, MTN
7.625%	11/28/47			620	604,106

					923,892

Oman — 2.6%
Oman Government International Bond,
Sr. Unsec’d. Notes
6.750%	01/17/48			440	441,393
Sr. Unsec’d. Notes, 144A
5.625%	01/17/28			690	713,975
Sr. Unsec’d. Notes, 144A, MTN
6.000%	08/01/29			650	678,966

					1,834,334

Panama — 0.7%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.750%	03/16/25			280	297,414
3.870%	07/23/60	(a)		200	215,494

					512,908

Paraguay — 0.7%
Paraguay Government International Bond,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/26			240	265,245
5.400%	03/30/50			200	229,598

					494,843

Peru — 1.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
5.625%	11/18/50	(a)		500	730,407

Philippines — 2.2%
Philippine Government International Bond,
Sr. Unsec’d. Notes
3.000%	02/01/28			200	207,787
3.700%	03/01/41	(a)		340	384,811
3.700%	02/02/42	(a)		710	804,698
3.750%	01/14/29			200	220,666

					1,617,962

Qatar — 2.9%
Qatar Government International Bond,
Sr. Unsec’d. Notes
4.817%	03/14/49			340	419,717
Sr. Unsec’d. Notes, 144A
4.817%	03/14/49			1,000	1,234,462
5.103%	04/23/48			330	423,589

					2,077,768

Russia — 3.4%
Russian Federal Bond,
Bonds, Series 6209
7.600%	07/20/22		RUB	44,320	747,082

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Russia (continued)
Bonds, Series 6212
7.050%	01/19/28		RUB	36,736	$625,389
Russian Foreign Bond,
Sr. Unsec’d. Notes
5.625%	04/04/42			800	1,047,251

					2,419,722

Saudi Arabia — 1.1%
Saudi Government International Bond,
Sr. Unsec’d. Notes, EMTN
4.625%	10/04/47			680	765,621

Senegal — 0.7%
Senegal Government International Bond,
Unsec’d. Notes, 144A
6.250%	05/23/33			450	472,942

South Africa — 0.7%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
5.750%	09/30/49			490	476,478

Sri Lanka — 1.1%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes
6.125%	06/03/25			340	330,274
Sr. Unsec’d. Notes, 144A
6.200%	05/11/27			510	478,212

					808,486

Turkey — 3.0%
Export Credit Bank of Turkey,
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21			280	283,877
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.250%	04/14/26			1,050	980,330
5.750%	05/11/47			550	486,233
6.350%	08/10/24	(a)		400	418,534

					2,168,974

Ukraine — 2.4%
Ukraine Government International Bond,
Sr. Unsec’d. Notes
7.375%	09/25/32			500	532,926
8.994%	02/01/24			200	225,288
9.750%	11/01/28			360	437,639
Sr. Unsec’d. Notes, 144A
7.375%	09/25/32			290	309,097
7.750%	09/01/20			200	205,709

					1,710,659

United Arab Emirates — 1.1%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27			200	209,515
3.125%	09/30/49			350	340,021
4.125%	10/11/47			220	255,614

					805,150

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Uruguay — 1.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
5.100%	06/18/50	(a)		584	$700,864

Venezuela — 0.1%
Venezuela Government International Bond,
Sr. Unsec’d. Notes
7.750%	10/13/19	(d)		542	60,975

Vietnam — 0.5%
Vietnam Government International Bond,
Sr. Unsec’d. Notes
6.750%	01/29/20			340	340,456

TOTAL SOVEREIGN BONDS (cost $39,311,035)					40,367,563

TOTAL LONG-TERM INVESTMENTS (cost $63,490,570)					66,116,841

				Shares

SHORT-TERM INVESTMENTS — 17.2%
AFFILIATED MUTUAL FUNDS — 16.8%
PGIM Core Ultra Short Bond Fund(w)				4,191,524	4,191,524
PGIM Institutional Money Market Fund (cost $7,820,491; includes $7,809,423 of cash collateral for securities on loan)(b)(w)				7,819,404	7,820,967

TOTAL AFFILIATED MUTUAL FUNDS (cost $12,012,015)					12,012,491

				Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.4%
Argentina
Argentina Treasury Bills (cost $963,043)
52.192%	10/29/20		ARS	30,310	271,111

OPTIONS PURCHASED*~ — 0.0%
(cost $47,129)					27,066

TOTAL SHORT-TERM INVESTMENTS (cost $13,022,187)					12,310,668

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—109.5% (cost $76,512,757)					78,427,509

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Value
OPTIONS WRITTEN*~ — (0.0)% (premiums received $48,322)	$(9,379)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 109.5% (cost $76,464,435)	78,418,130
Liabilities in excess of other assets(z) — (9.5)%	(6,821,947)

NET ASSETS — 100.0%	$71,596,183

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,654,520; cash collateral of $7,809,423 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Rate shown reflects yield to maturity at purchased date.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	Barclays Bank PLC	02/04/20	3.95	—	1,400	$7,636
Currency Option USD vs BRL	Put	Barclays Bank PLC	04/23/20	3.90	—	700	6,335
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	01/14/20	14,000.00	—	1,000	11,667
Currency Option USD vs INR	Put	Barclays Bank PLC	01/17/20	71.00	—	695	1,428

Total Options Purchased (cost $ 47,129)							$27,066

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Barclays Bank PLC	02/04/20	4.15	—	1,400	$(5,443)
Currency Option USD vs BRL	Call	Barclays Bank PLC	04/23/20	4.40	—	700	(3,062)
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	01/14/20	15,000.00	—	1,000	—
Currency Option USD vs INR	Call	Barclays Bank PLC	01/17/20	74.00	—	695	(47)
Currency Option USD vs BRL	Put	Barclays Bank PLC	02/04/20	3.80	—	1,400	(827)

Total Options Written (premiums received $48,322)							$(9,379)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
13	10 Year U.S. Treasury Notes	Mar. 2020	$1,669,484	$(15,108)

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/17/20	Barclays Bank PLC	EUR	431	$483,147	$483,964	$817	$—
Expiring 01/17/20	Barclays Bank PLC	EUR	297	330,062	333,347	3,285	—
Indian Rupee,
Expiring 01/15/20	Barclays Bank PLC	INR	26,866	376,488	376,743	255	—
Expiring 01/15/20	Barclays Bank PLC	INR	23,208	325,001	325,449	448	—
Expiring 01/15/20	Barclays Bank PLC	INR	22,685	315,881	318,111	2,230	—
Indonesian Rupiah,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	IDR	6,230,546	441,475	449,999	8,524	—
Russian Ruble,
Expiring 01/15/20	Bank of America, N.A.	RUB	4,857	75,551	78,111	2,560	—

				$2,347,605	$2,365,724	18,119	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	BRL	2,623	$636,264	$651,731	$—	$(15,467)
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	BRL	2,372	565,139	589,366	—	(24,227)
Euro,
Expiring 01/17/20	Barclays Bank PLC	EUR	170	188,312	190,890	—	(2,578)
Expiring 01/17/20	Citibank, N.A.	EUR	297	330,866	333,347	—	(2,481)
Expiring 01/17/20	Citibank, N.A.	EUR	180	198,632	202,119	—	(3,487)
Expiring 01/17/20	Citibank, N.A.	EUR	81	89,886	90,954	—	(1,068)
Indian Rupee,
Expiring 01/15/20	Barclays Bank PLC	INR	49,551	688,603	694,854	—	(6,251)
Indonesian Rupiah,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	IDR	10,587,749	735,925	764,697	—	(28,772)
Russian Ruble,
Expiring 01/15/20	Bank of America, N.A.	RUB	51,271	786,903	824,548	—	(37,645)
Saudi Arabian Riyal,
Expiring 02/13/20	Bank of America, N.A.	SAR	6,537	1,742,851	1,742,949	—	(98)

				$5,963,381	$6,085,455	—	(122,074)

						$18,119	$(122,074)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$26,012	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds
Argentina	$—	$356,282	$—
Brazil	—	2,957,991	—
Chile	—	749,519	—
China	—	3,935,810	—
Colombia	—	1,033,705	—
Indonesia	—	2,560,953	—
Kazakhstan	—	1,505,204	—
Kuwait	—	427,817	—
Malaysia	—	313,618	—
Mexico	—	3,094,938	—
Morocco	—	450,012	—
Panama	—	518,528	—
Peru	—	1,601,946	—
Qatar	—	304,006	—
Russia	—	1,896,006	—
Singapore	—	290,636	—
South Africa	—	966,230	—
Turkey	—	1,359,755	—
United Arab Emirates	—	1,426,322	—
Sovereign Bonds
Angola	—	268,505	—
Argentina	—	1,809,099	—
Armenia	—	850,947	—
Bahrain	—	1,095,227	—
Brazil	—	620,443	—
China	—	646,829	—
Colombia	—	871,211	—
Costa Rica	—	855,927	—
Dominican Republic	—	955,714	—
Ecuador	—	838,826	—
Egypt	—	991,658	—
El Salvador	—	544,138	—
Ethiopia	—	216,151	—
Guatemala	—	279,558	—
Hungary	—	437,500	—
Indonesia	—	4,602,363	—
Ivory Coast	—	252,031	—
Jamaica	—	852,587	—
Jordan	—	415,396	—
Kazakhstan	—	976,104	—
Kenya	—	707,080	—
Kuwait	—	300,975	—
Mexico	—	2,056,853	—
Nigeria	—	923,892	—
Oman	—	1,834,334	—
Panama	—	512,908	—
Paraguay	—	494,843	—
Peru	—	730,407	—
Philippines	—	1,617,962	—
Qatar	—	2,077,768	—
Russia	—	2,419,722	—
Saudi Arabia	—	765,621	—
Senegal	—	472,942	—
South Africa	—	476,478	—
Sri Lanka	—	808,486	—
Turkey	—	2,168,974	—
Ukraine	—	1,710,659	—
United Arab Emirates	—	805,150	—

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Uruguay	$—	$700,864	$—
Venezuela	—	60,975	—
Vietnam	—	340,456	—
Affiliated Mutual Funds	12,012,491	—	—
Foreign Treasury Obligation		—
Argentina	—	271,111	—
Options Purchased	—	27,066	—

Total	$12,012,491	$66,415,018	$—

Liabilities
Options Written	$—	$(9,379)	$—

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$18,119	$—

Liabilities
Futures Contracts	$(15,108)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(122,074)	—

Total	$(15,108)	$(122,074)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows:

United States (including 10.9% of collateral for securities on loan)	16.8%
Indonesia	10.0
Mexico	7.2
China	6.4
Russia	6.1
Brazil	5.0
Turkey	4.9
Kazakhstan	3.5
Argentina	3.4
Qatar	3.3
Peru	3.2
United Arab Emirates	3.1
Colombia	2.6
Oman	2.6
Ukraine	2.4
Philippines	2.2
South Africa	2.1
Bahrain	1.5
Panama	1.4
Egypt	1.4
Dominican Republic	1.3
Nigeria	1.3
Costa Rica	1.2
Jamaica	1.2
Armenia	1.2
Ecuador	1.2
Sri Lanka	1.1

Saudi Arabia	1.1%
Chile	1.1
Kuwait	1.0
Kenya	1.0
Uruguay	1.0
El Salvador	0.7
Paraguay	0.7
Senegal	0.7
Morocco	0.6
Hungary	0.6
Jordan	0.6
Vietnam	0.5
Malaysia	0.4
Singapore	0.4
Guatemala	0.4
Angola	0.4
Ivory Coast	0.3
Ethiopia	0.3
Venezuela	0.1
Options Purchased	0.0 *
109.5

Options Written	(0.0)*
Liabilities in excess of other assets	(9.5)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unaffiliated investments	$27,066	Options written outstanding, at value	$9,379
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	18,119	Unrealized depreciation on OTC forward foreign currency exchange contracts	122,074
Interest rate contracts	—	—	Due from/to broker — variation margin futures	15,108	*

		$45,185		$146,561

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(107,669)
Foreign exchange contracts	(107,522)	118,558	—	(405,854)	—
Interest rate contracts	—	—	192,922	—	—

Total	$(107,522)	$118,558	$192,922	$(405,854)	$(107,669)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$55,782
Foreign exchange contracts	(45,857)	27,493	—	(184,687)	—
Interest rate contracts	—	—	(73,178)	—	—

Total	$(45,857)	$27,493	$(73,178)	$(184,687)	$55,782

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$63,076	$4,987,912	$2,169,522	$5,182,321

Forward Foreign Currency Exchange Contracts—Sold(3)	Credit Default Swap Agreements— Buy Protection(2)
$10,721,432	$2,540,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$7,654,520	$(7,654,520)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$2,560	$(37,743)	$(35,183)	$—	$(35,183)
Barclays Bank PLC	22,434	(18,208)	4,226	—	4,226
Citibank, N.A.	—	(7,036)	(7,036)	—	(7,036)
JPMorgan Chase Bank, N.A.	20,191	(68,466)	(48,275)	48,275	—

	$45,185	$(131,453)	$(86,268)	$48,275	$(37,993)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $7,654,520:
Unaffiliated investments (cost $64,500,742)	$66,415,018
Affiliated investments (cost $12,012,015)	12,012,491
Foreign currency, at value (cost $150,107)	150,447
Cash segregated for counterparty—OTC	70,000
Dividends and interest receivable	956,547
Deposit with broker for centrally cleared/exchange-traded derivatives	26,012
Unrealized appreciation on OTC forward foreign currency exchange contracts	18,119
Prepaid expenses	1,067

Total Assets	79,649,701

LIABILITIES
Payable to broker for collateral for securities on loan	7,809,423
Unrealized depreciation on OTC forward foreign currency exchange contracts	122,074
Accrued expenses and other liabilities	65,391
Management fee payable	27,560
Payable for investments purchased	14,635
Options written outstanding, at value (proceeds received $48,322)	9,379
Distribution fee payable	2,940
Due to broker-variation margin futures	1,422
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	337

Total Liabilities	8,053,518

NET ASSETS	$71,596,183

Net assets were comprised of:
Partners’ Equity	$71,596,183

Net asset value and redemption price per share, $71,596,183 / 5,858,949 outstanding shares of beneficial interest	$12.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $3,529 foreign withholding tax, of which $1,465 is reimbursable by an affiliate)	$6,223,442
Affiliated dividend income	143,670
Affiliated income from securities lending, net	19,497

Total income	6,386,609

EXPENSES
Management fee	715,249
Distribution fee	261,996
Custodian and accounting fees	73,208
Audit fee	46,200
Legal fees and expenses	12,282
Trustees’ fees	10,950
Shareholders’ reports	7,239
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	21,411

Total expenses	1,155,543
Less: Fee waiver and/or expense reimbursement	(74,563)

Net expenses	1,080,980

NET INVESTMENT INCOME (LOSS)	5,305,629

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,226))	1,117,625
Futures transactions	192,922
Forward currency contract transactions	(405,854)
Options written transactions	118,558
Swap agreements transactions	(107,669)
Foreign currency transactions	(1,071,799)

(156,217)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $499)	7,100,896
Futures	(73,178)
Forward currency contracts	(184,687)
Options written	27,493
Swap agreements	55,782
Foreign currencies	10,770

6,937,076

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	6,780,859

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,086,488

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,305,629	$3,271,938
Net realized gain (loss) on investment and foreign currency transactions	(156,217)	(4,071,980)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,937,076	(5,836,173)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,086,488	(6,636,215)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [14,637,902 and 648,620 shares, respectively]	165,495,108	7,101,053
Portfolio shares repurchased [13,514,840 and 4,467,340 shares, respectively]	(156,371,056)	(47,633,012)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	9,124,052	(40,531,959)

TOTAL INCREASE (DECREASE)	21,210,540	(47,168,174)
NET ASSETS:
Beginning of year	50,385,643	97,553,817

End of year	$71,596,183	$50,385,643

SEE NOTES TO FINANCIAL STATEMENTS.

A260

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 19 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio except for AST Cohen & Steers Global Realty Portfolio and AST Western Asset Emerging Markets Debt Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST Bond Portfolio 2020 (“Bond Portfolio 2020”)	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income, which is a business unit of PGIM, Inc. (a wholly-owned subsidiary of PGIM, Inc.)
AST Bond Portfolio 2021 (“Bond Portfolio 2021”)
AST Bond Portfolio 2022 (“Bond Portfolio 2022”)
AST Bond Portfolio 2023 (“Bond Portfolio 2023”)
AST Bond Portfolio 2024 (“Bond Portfolio 2024”)
AST Bond Portfolio 2025 (“Bond Portfolio 2025”)
AST Bond Portfolio 2026 (“Bond Portfolio 2026”)
AST Bond Portfolio 2027 (“Bond Portfolio 2027”)
AST Bond Portfolio 2028 (“Bond Portfolio 2028”)
AST Bond Portfolio 2029 (“Bond Portfolio 2029”)
AST Bond Portfolio 2030 (“Bond Portfolio 2030”)

AST Cohen & Steers Global Realty Portfolio (“Cohen & Steers Global Realty”) formerly known as AST Global Real Estate Portfolio	Capital appreciation and income.	Cohen & Steers Capital
Management, Inc. / Cohen &
Steers Asia Limited /
Cohen & Steers UK Limited.
Prior to January 26, 2019
PGIM Real Estate Investors
which is a business unit of
PGIM, Inc. (a wholly-owned
subsidiary of PGIM, Inc.)

B1

Portfolio	Objective(s)	Subadviser(s)
AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.	PGIM Fixed Income (a wholly-owned subsidiary of PGIM, Inc.) / J.P. Morgan Investment Management, Inc.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income (a wholly-owned subsidiary of PGIM, Inc.)

AST Prudential Core Bond Portfolio (“Prudential Core Bond”)	Maximize total return, consistent with the long-term preservation of capital.	PGIM Fixed Income (a wholly-owned subsidiary of PGIM, Inc.)

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”)	Long-term capital appreciation.	QMA LLC (“QMA”) (formerly known as Quantitative Management Associates, LLC) (a wholly-owned subsidiary of PGIM, Inc.)

AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.	Western Asset Management Company / Western Asset Management Company Limited

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.	Western Asset Management Company / Western Asset Management Company Limited

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction

B2

between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

B3

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

B4

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

B5

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. The cash amounts pledged for futures contracts are considered restricted cash and are included in due from broker-varation margin futures in the Statement of Assets and Liabilities.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The cash amounts pledged for securities sold short are considered restricted cash and are included in deposit with broker for securities sold short in the Statement of Assets and Liabilities.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

B6

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

B7

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

B8

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain Portfolios invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification

B9

method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged the firms referenced in Note 1 as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Bond Portfolio 2020*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2021*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%

B10

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Bond Portfolio 2022*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.39%
Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.19%
Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.34%
Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.40%
Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2028*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.16%
Bond Portfolio 2029*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.22%
Bond Portfolio 2030*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	— #
Cohen & Steers Global Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.78%
High Yield	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.57%
Investment Grade Bond*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%

B11

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Prudential Core Bond	0.5325% first $ 300 million; 0.5225% on next $ 200 million; 0.4875% on next $ 250 million; 0.4775% on next $ 250 million; 0.4525% on next $ 2.25 billion; 0.4425% on next $ 2.75 billion; 0.4125% on next $ 4 billion; 0.3925% in excess of $10 billion	0.47%
QMA US Equity Alpha	0.8325% first $ 300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.83%
Quantitative Modeling(1)	0.25%	0.25%
Western Asset Core Plus Bond	0.5325% first $ 300 million; 0.5225% on next $ 200 million; 0.5125% on next $ 250 million; 0.5025% on next $2.5 billion; 0.4925% on next $ 2.75 billion; 0.4625% on next $ 4 billion; 0.4425% in excess of $10 billion	0.48%
Western Asset Emerging Markets Debt	0.6825% first $ 300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.61%

Portfolio	Fee Waivers and/or Expense Limitations

Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029 and Bond Portfolio 2030

contractually limit expenses to 0.93% through June 30, 2020
Cohen & Steers Global Realty	effective January 26, 2019 contractually waive 0.051% through June 30, 2020
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2020
Western Asset Core Plus Bond	contractually limit expenses to 0.74% through September 30, 2019
Western Asset Emerging Markets Debt	contractually waive 0.05% through June 30, 2019; effective July 1, 2019 contractually limit expenses to 1.07% through June 30, 2020

*

Management fees are calculated based on an aggregation of net assets of Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030 and Investment Grade Bond.

#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.
(1)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST

B12

Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective gross management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver:
Up to and including $ 300 million	0.25% (no waiver)
Over $ 300 million up to and including $ 500 million	0.23%
Over $ 500 million up to and including $ 750 million	0.22%
Over $ 750 million	0.21%

AST Investment Services, Inc., PGIM Investments, PAD, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

B13

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures. For the reporting period ended December 31, 2019, no such transactions were entered into by the Portfolios.

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Bond Portfolio 2028	$135,042
Cohen & Steers Global Realty	132
High Yield	48
Prudential Core Bond	155
QMA US Equity Alpha	1,328
Western Asset Core Plus Bond	2,424

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction.At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

B14

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed in the Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Trust’s independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnership for tax purposes.

Portfolio	2019 Payments
Cohen & Steers Global Realty	$54,732
Western Asset Emerging Markets Debt	1,465

B15

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2019 Payments
Cohen & Steers Global Realty	$32,672
Prudential Core Bond	6,571

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Cohen & Steers Global Realty	$8,009
Western Asset Core Plus Bond	749

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, securities sold short and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2020	$22,135,699	$25,133,137
Bond Portfolio 2021	4,111,097	29,341,801
Bond Portfolio 2022	4,257,800	22,342,748
Bond Portfolio 2023	3,793,722	9,152,124
Bond Portfolio 2024	3,103,507	42,631,658
Bond Portfolio 2025	11,798,306	31,999,591
Bond Portfolio 2026	17,283,982	201,292,732
Bond Portfolio 2027	20,704,202	115,474,713
Bond Portfolio 2028	11,224,582	39,566,431
Bond Portfolio 2029	24,837,416	3,788,598
Bond Portfolio 2030	17,827,848	1,538,198
Cohen & Steers Global Realty	486,339,194	535,849,977
High Yield	386,811,407	549,055,866
Investment Grade Bond	1,323,927,716	4,259,664,154
Prudential Core Bond	4,614,814,793	3,422,489,896
QMA US Equity Alpha	1,033,634,767	1,107,912,739
Quantitative Modeling	567,137,846	638,239,799
Western Asset Core Plus Bond	7,509,365,746	7,573,003,096
Western Asset Emerging Markets Debt	181,839,849	172,516,481

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

B16

Bond Portfolio 2020

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$4,955,620	$3,680,294	$—	$(4,159)	$—	$8,631,755	937,216	$211,763

PGIM Core Ultra Short Bond Fund*
2,096,265	97,839,883	85,833,310	—	—	14,102,838	14,102,838	131,891

PGIM Institutional Money Market Fund*
25,457	11,678,047	10,905,754	79	(108)	797,721	797,562	1,141	**

$7,077,342	$113,198,224	$96,739,064	$(4,080)	$(108)	$23,532,314		$344,795

Bond Portfolio 2021

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$9,434,428	$316,193	$—	$(580)	$—	$9,750,041	1,058,636	$295,096

PGIM Core Ultra Short Bond Fund*
1,499,023	32,730,340	34,176,749	—	—	52,614	52,614	15,059

PGIM Institutional Money Market Fund*
799	7,904,463	6,713,017	199	28	1,192,472	1,192,234	1,431	**

$10,934,250	$40,950,996	$40,889,766	$(381)	$28	$10,995,127		$311,586

Bond Portfolio 2022

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$9,204	$26,088,257	$25,217,392	$—	$—	$880,069	880,069	$19,238

PGIM Institutional Money Market Fund*
762	8,577,405	7,670,186	71	131	908,183	908,001	1,010	**

$9,966	$34,665,662	$32,887,578	$71	$131	$1,788,252		$20,248

Bond Portfolio 2023

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,861,303	$12,335,219	$14,063,086	$—	$—	$133,436	133,436	$13,016

PGIM Institutional Money Market Fund*
32,313	2,827,284	2,554,839	3	(5)	304,756	304,696	393	**

$1,893,616	$15,162,503	$16,617,925	$3	$(5)	$438,192		$13,409

B17

Bond Portfolio 2024

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$4,256,072	$20,944,995	$25,200,829	$—	$—	$238	238	$8,116

PGIM Institutional Money Market Fund*
212	2,847,218	2,727,190	13	51	120,304	120,280	1,106	**

$4,256,284	$23,792,213	$27,928,019	$13	$51	$120,542		$9,222

Bond Portfolio 2025

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,305,556	$35,640,804	$42,502,957	$—	$—	$443,403	443,403	$12,217

PGIM Institutional Money Market Fund*
9	505,700	505,708	—	(1)	—	—	25	**

$7,305,565	$36,146,504	$43,008,665	$—	$(1)	$443,403		$12,242

Bond Portfolio 2026

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$—	$2,617,416	$—	$(2,832)	$—	$2,614,584	283,885	$6,332

PGIM Core Ultra Short Bond Fund*
693	79,026,679	74,514,282	—	—	4,513,090	4,513,090	56,145

PGIM Institutional Money Market Fund*
59	23,881,328	20,999,262	438	(443)	2,882,120	2,881,544	3,152	**

$752	$105,525,423	$95,513,544	$(2,394)	$(443)	$10,009,794		$65,629

Bond Portfolio 2027

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$12,547,705	$265,571	$7,000,000	$45,009	$(30,336)	$5,827,949	632,785	$252,322

PGIM Core Ultra Short Bond Fund*
1,386	56,385,859	56,263,365	—	—	123,880	123,880	27,067

PGIM Institutional Money Market Fund*
738,783	17,631,506	16,017,658	212	27	2,352,870	2,352,400	3,177	**

$13,287,874	$74,282,936	$79,281,023	$45,221	$(30,309)	$8,304,699		$282,566

B18

Bond Portfolio 2028

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$3,977,545	$54,200,541	$57,229,947	$—	$—	$948,139	948,139	$33,528

PGIM Institutional Money Market Fund*
1,117,966	2,362,655	2,818,475	161	158	662,465	662,333	983	**

$5,095,511	$56,563,196	$60,048,422	$161	$158	$1,610,604		$34,511

Bond Portfolio 2029

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,795,283	$57,677,087	$59,472,021	$—	$—	$349	349	$76,640

PGIM Institutional Money Market Fund*
—	2,015,286	1,822,921	8	(49)	192,324	192,286	471	**

$1,795,283	$59,692,373	$61,294,942	$8	$(49)	$192,673		$77,111

Bond Portfolio 2030

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$115,805,412	$114,926,155	$—	$—	$879,257	879,257	$60,707

PGIM Institutional Money Market Fund*
—	693,020	567,232	—	(24)	125,764	125,739	188	**

$—	$116,498,432	$115,493,387	$—	$(24)	$1,005,021		$60,895

Cohen & Steers Global Realty

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$416,270	$109,018,761	$104,420,978	$—	$—	$5,014,053	5,014,053	$98,573

PGIM Institutional Money Market Fund*
21,828,777	229,989,660	219,557,907	2,840	(5,319)	32,258,051	32,251,600	136,877	**

$22,245,047	$339,008,421	$323,978,885	$2,840	$(5,319)	$37,272,104		$235,450

B19

High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$6,149,507	$356,554,094	$333,176,537	$—	$—	$29,527,064	29,527,064	$472,537

PGIM Institutional Money Market Fund*
133,195,560	341,857,250	346,210,738	32,834	18,875	128,893,781	128,868,007	416,365	**

$139,345,067	$698,411,344	$679,387,275	$32,834	$18,875	$158,420,845		$888,902

Investment Grade Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$173,752,084	$2,056,952,226	$2,230,693,243	$—	$—	$11,067	11,067	$679,075

PGIM Institutional Money Market Fund*
47,755,794	1,442,749,408	1,358,586,358	20,237	52,718	131,991,799	131,965,406	266,926	**

$221,507,878	$3,499,701,634	$3,589,279,601	$20,237	$52,718	$132,002,866		$946,001

Prudential Core Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$9,863,193	$2,323,461,344	$2,298,816,804	$—	$—	$34,507,733	34,507,733	$2,635,572

PGIM Institutional Money Market Fund*
11,705,683	882,100,951	800,368,728	12,576	1,879	93,452,361	93,433,674	247,327	**

$21,568,876	$3,205,562,295	$3,099,185,532	$12,576	$1,879	$127,960,094		$2,882,899

QMA US Equity Alpha

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$19,560,835	$116,956,139	$127,547,473	$—	$—	$8,969,501	8,969,501	$306,700

Quantitative Modeling

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$37,297,768	$21,052,937	$31,643,034	$1,184,577	$2,261,527	$30,153,775	2,579,450	$—

AST AQR Emerging Markets Equity Portfolio*
908,784	5,363,417	4,319,486	321,296	(256,130)	2,017,881	164,860	—

AST AQR Large Cap Core Portfolio*
93,502,730	32,644,400	26,402,482	15,513,458	8,659,259	123,917,365	6,006,659	—

B20

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST BlackRock Low Duration Bond Portfolio*
$ 3,904,866	$665,441	$4,596,965	$ (31,674)	$58,332	$—	—	$—

AST BlackRock/Loomis Sayles Bond Portfolio*
19,731,010	10,911,640	5,835,425	2,028,136	344,678	27,180,039	1,836,489	—

AST ClearBridge Dividend Growth Portfolio*
52,971,208	58,630,236	9,939,112	19,230,204	3,398,544	124,291,080	5,649,595	—

AST Goldman Sachs Global Income Portfolio*
17,499,692	9,683,494	14,253,197	988,558	1,158,346	15,076,893	1,287,523	—

AST Goldman Sachs Large-Cap Value*
14,473,424	4,608,845	21,686,669	1,168,268	1,436,132	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*
2,515,898	12,080,754	—	2,030,223	—	16,626,875	664,278	—

AST High Yield Portfolio*
4,652,053	1,517,563	5,225,559	167,825	290,495	1,402,377	123,232	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*
42,908,175	13,793,819	29,961,505	10,553,389	1,437,407	38,731,285	1,170,837	—

AST International Growth Portfolio*
48,599,618	17,979,452	9,352,667	16,351,206	2,549,137	76,126,746	3,708,073	—

AST International Value Portfolio*
48,209,340	21,332,394	5,886,392	11,246,404	808,735	75,710,481	3,527,981	—

AST Investment Grade Bond Portfolio*
287,965,100	—	290,245,241	(3,006,056)	5,286,197	—	—	—

AST Jennison Large-Cap Growth Portfolio*
27,705,672	12,189,421	5,741,457	9,317,129	1,620,639	45,091,404	1,113,093	—

AST Loomis Sayles Large-Cap Growth Portfolio*
48,031,273	21,428,530	9,438,289	16,023,505	2,694,769	78,739,788	1,232,620	—

AST MFS Growth Portfolio*
27,676,759	11,443,402	6,662,034	10,514,439	2,023,903	44,996,469	1,348,411	—

AST MFS Large-Cap Value Portfolio*
43,208,488	39,685,389	10,193,049	15,608,755	2,264,519	90,574,102	3,877,316	—

AST Mid-Cap Growth Portfolio*
4,322,723	1,635,567	574,938	1,405,701	148,730	6,937,783	590,953	—

AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
2,224,110	888,136	323,542	496,378	42,884	3,327,966	94,277	—

AST Parametric Emerging Markets Equity Portfolio*
485,351	2,989,252	2,394,555	117,319	(108,280)	1,089,087	110,567	—

AST PIMCO Dynamic Bond Portfolio*
6,592,472	3,934,249	4,847,763	268,495	118,585	6,066,038	600,598	—

AST Prudential Core Bond Portfolio*
52,636,057	64,936,207	18,910,974	5,560,161	1,485,969	105,707,420	7,894,505	—

AST QMA International Core Equity Portfolio*
41,151,272	19,404,040	4,250,429	8,106,954	558,942	64,970,779	5,148,239	—

AST QMA Large-Cap Portfolio*
92,667,092	32,003,648	27,556,142	17,481,152	9,260,238	123,855,988	5,728,769	—

B21

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Small-Cap Growth Opportunities Portfolio*
$9,234,740	$5,388,632	$4,027,865	$3,800,354	$252,060	$14,647,921	607,042	$—

AST Small-Cap Growth Portfolio*
9,230,630	5,965,508	3,995,968	3,056,448	357,540	14,614,158	275,479	—

AST Small-Cap Value Portfolio*
15,496,077	14,636,497	20,347,094	3,996,146	(1,368,120)	12,413,506	428,495	—

AST T. Rowe Price Large-Cap Growth Portfolio*
34,713,309	14,417,156	4,562,828	10,401,172	1,468,713	56,437,522	1,222,915	—

AST T. Rowe Price Large-Cap Value Portfolio*
43,001,860	37,736,252	9,695,420	14,108,084	972,938	86,123,714	5,001,377	—

AST WEDGE Capital Mid-Cap Value Portfolio*
2,216,552	947,801	315,415	448,077	49,724	3,346,739	130,528	—

AST Wellington Management Global Bond Portfolio*
44,005,645	40,839,724	13,441,193	2,672,901	1,245,025	75,322,102	6,388,643	—

AST Western Asset Core Plus Bond Portfolio*
41,695,537	22,451,986	27,952,075	4,035,817	2,200,899	42,432,164	3,017,935	—

AST Western Asset Emerging Markets Debt Portfolio*
698,787	3,952,055	3,661,036	118,631	129,518	1,237,955	101,306	—

PGIM Core Ultra Short Bond Fund*
5,285,208	113,704,912	110,541,583	—	—	8,448,537	8,448,537	117,596

$1,227,419,280	$680,842,756	$748,781,383	$205,283,432	$52,851,854	$1,417,615,939		$117,596

Western Asset Core Plus Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$60,733,543	$2,048,771,478	$2,084,406,626	$—	$—	$25,098,395	25,098,395	$3,706,218

PGIM Institutional Money Market Fund*
53,101,361	699,860,049	611,281,716	9,974	13,080	141,702,748	141,674,413	327,280	**

$113,834,904	$2,748,631,527	$2,695,688,342	$9,974	$13,080	$166,801,143		$4,033,498

Western Asset Emerging Markets Debt

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$702,691	$237,553,144	$234,064,311	$—	$—	$4,191,524	4,191,524	$143,670

PGIM Institutional Money Market Fund*
639,973	57,854,600	50,672,879	499	(1,226)	7,820,967	7,819,404	19,497	**

$1,342,664	$295,407,744	$284,737,190	$499	$(1,226)	$12,012,491		$163,167

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

B22

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

6.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

B23

The following Portfolios utilized the SCA during the year ended December 31, 2019. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2019
Bond Portfolio 2020	$1,688,000	3.64%	1	$1,688,000	$—
Bond Portfolio 2021	316,492	3.50	65	1,299,000	—
Bond Portfolio 2022	300,793	3.62	29	774,000	—
Bond Portfolio 2023	209,353	3.61	17	313,000	—
Bond Portfolio 2024	553,318	3.60	148	3,364,000	—
Bond Portfolio 2025	962,529	3.62	121	4,793,000	—
Bond Portfolio 2026	2,135,350	3.68	40	6,551,000	—
Bond Portfolio 2027	2,083,297	3.64	91	9,296,000	—
Bond Portfolio 2028	712,952	3.65	63	5,000,000	—
Bond Portfolio 2029	681,462	3.24	13	5,255,000	—
Cohen & Steers Global Realty	2,992,261	3.67	23	15,778,000	—
High Yield	1,245,733	3.56	15	3,526,000	—
Investment Grade Bond	44,576,653	3.67	167	317,224,000	18,155,000
Prudential Core Bond	4,642,500	3.72	4	8,547,000	—
QMA US Equity Alpha	548,750	3.05	4	734,000	—
Western Asset Core Plus Bond	1,615,400	3.04	5	3,621,000	—
Western Asset Emerging Markets Debt	1,182,000	3.64	1	1,182,000	—

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2019, all Portfolios offer only a single share class to investors.

As of December 31, 2019, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Bond Portfolio 2020	3	100%
Bond Portfolio 2021	3	100
Bond Portfolio 2022	3	99
Bond Portfolio 2023	2	98
Bond Portfolio 2024	2	95
Bond Portfolio 2025	2	98
Bond Portfolio 2026	3	100
Bond Portfolio 2027	3	100
Bond Portfolio 2028	3	100
Bond Portfolio 2029	3	100
Bond Portfolio 2030	3	100
Cohen & Steers Global Realty	3	98
High Yield	3	87
Investment Grade Bond	2	96
Prudential Core Bond	4	91
QMA US Equity Alpha	4	95
Quantitative Modeling	2	95
Western Asset Core Plus Bond	5	92

B24

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Western Asset Emerging Markets Debt	5	89%

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolios invest could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolios will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolios are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolios may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolios to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk:    The Portfolios’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolios invest. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations

B25

may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline.Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk:    A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolios will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Portfolios.

Short Sales Risk:    Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolios already own), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes

B26

in the credit rating of the U.S. Government.

9.	Reorganization

On March 12, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST Lord Abbett Core Fixed Income Portfolio (“Merged Portfolio”) for shares of AST Western Asset Core Plus Bond Portfolio (“Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on August 7, 2018 and the reorganization took place at the close of business on September 14, 2018.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Lord Abbett Core Fixed Income Portfolio	$1,280,984,497	$1,298,184,905

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on September 14, 2018:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Lord Abbett Core Fixed Income Portfolio	103,663,573	AST Western Asset Core Plus Bond Portfolio	103,989,612	$1,289,479,077

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation on investments	Acquiring Portfolio	Net Assets
AST Lord Abbett Core Fixed Income Portfolio	$1,289,479,077	$(17,200,408)	AST Western Asset Core Plus Bond Portfolio	$2,956,896,329

Assuming the acquisition had been completed on January 1, 2018, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2018 would have been as follows:

Acquiring Portfolio	Net investment income(a)	Net realized and unrealized loss on investments(b)	Net decrease in net assets resulting from operations
AST Western Asset Core Plus Bond Portfolio	$138,189,754	$(232,243,923)	$(94,054,169)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2018) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: AST Lord Abbett Core Fixed Income Portfolio $28,009,556.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2018) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: AST Lord Abbett Core Fixed Income Portfolio $(56,823,045).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since September 14, 2018 for the Plan.

B27

10.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

B28

Financial Highlights

	AST Bond Portfolio 2020
	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$6.86	$6.84		$6.78	$6.65	$6.55

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.11		0.08	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	0.12	(0.09)		(0.02)	0.07	0.06

Total from investment operations	0.24	0.02		0.06	0.13	0.10

Capital Contributions	—	—	(b)(c)	—	—	—

Net Asset Value, end of year	$7.10	$6.86		$6.84	$6.78	$6.65

Total Return(d)	3.50%	0.29	%(e)	0.88%	1.95%	1.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$126	$53		$58	$120	$157
Average net assets (in millions)	$90	$52		$92	$136	$145
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.90%	0.93%		0.91%	0.84%	0.85%
Expenses before waivers and/or expense reimbursement	0.90%	1.03%		0.91%	0.84%	0.85%
Net investment income (loss)	1.69%	1.61%		1.11%	0.89%	0.54%
Portfolio turnover rate(g)(h)	88%	86%		57%	111%	157%

	AST Bond Portfolio 2021
	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.80	$14.79		$14.56	$14.27	$14.02

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29	0.27		0.20	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	0.46	(0.26)		0.03	0.13	0.11

Total from investment operations	0.75	0.01		0.23	0.29	0.25

Capital Contributions	—	—	(b)(c)	—	—	—

Net Asset Value, end of year	$15.55	$14.80		$14.79	$14.56	$14.27

Total Return(d)	5.07%	0.07	%(e)	1.58%	2.03%	1.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$59	$96		$112	$206	$272
Average net assets (in millions)	$76	$98		$150	$232	$242
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.88%		0.84%	0.79%	0.80%
Expenses before waivers and/or expense reimbursement	0.94%	0.88%		0.84%	0.79%	0.80%
Net investment income (loss)	1.93%	1.83%		1.34%	1.08%	0.97%
Portfolio turnover rate(g)(h)	65%	72%		62%	137%	169%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2022
	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.58	$13.60		$13.39	$13.15	$12.88

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.23		0.16	0.14	0.11
Net realized and unrealized gain (loss) on investment transactions	0.54	(0.25)		0.05	0.10	0.16

Total from investment operations	0.80	(0.02)		0.21	0.24	0.27

Capital Contributions	—	—	(b)(c)	—	—	—

Net Asset Value, end of year	$14.38	$13.58		$13.60	$13.39	$13.15

Total Return(d)	5.89%	(0.15	)%(e)	1.57%	1.83%	2.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$47	$68		$88	$176	$195
Average net assets (in millions)	$56	$72		$120	$194	$130
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%		0.88%	0.80%	0.85%
Expenses before waivers and/or expense reimbursement	1.01%	0.94%		0.88%	0.80%	0.85%
Net investment income (loss)	1.83%	1.71%		1.18%	0.98%	0.85%
Portfolio turnover rate(g)(h)	60%	57%		54%	186%	178%

	AST Bond Portfolio 2023
	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.37	$11.40		$11.21	$11.01	$10.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.18		0.11	0.03	— (c)
Net realized and unrealized gain (loss) on investment transactions	0.54	(0.21)		0.08	0.17	0.31

Total from investment operations	0.74	(0.03)		0.19	0.20	0.31

Capital Contributions	—	—	(b)(c)	—	—	—

Net Asset Value, end of year	$12.11	$11.37		$11.40	$11.21	$11.01

Total Return(d)	6.51%	(0.26	)%(e)	1.69%	1.82%	2.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$29	$39		$35	$60	$37
Average net assets (in millions)	$34	$36		$44	$43	$89
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%		0.93%	0.93%	0.91%
Expenses before waivers and/or expense reimbursement	1.21%	1.14%		1.07%	1.07%	0.97%
Net investment income (loss)	1.71%	1.60%		0.97%	0.27%	0.04%
Portfolio turnover rate(g)(h)	45%	45%		54%	153%	323%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2024
	Year Ended December 31,
	2019	2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.81	$10.88		$10.70	$10.49		$10.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.18		0.11	0.09		0.02
Net realized and unrealized gain (loss) on investment transactions	0.62	(0.25)		0.07	0.12		0.26

Total from investment operations	0.86	(0.07)		0.18	0.21		0.28

Capital Contributions	—	—	(b)(c)	—	—	(c)(d)	—

Net Asset Value, end of year	$11.67	$10.81		$10.88	$10.70		$10.49

Total Return(e)	7.96%	(0.64	)%(f)	1.68%	2.00	%(f)	2.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23	$94		$79	$8		$13
Average net assets (in millions)	$52	$86		$31	$11		$64
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.95%	0.91%		0.93%	0.93%		0.93%
Expenses before waivers and/or expense reimbursement	1.09%	0.91%		1.18%	1.80%		1.05%
Net investment income (loss)	2.12%	1.72%		1.05%	0.80%		0.22%
Portfolio turnover rate(h)(i)	53%	89%		113%	119%		270%

	AST Bond Portfolio 2025
	Year Ended December 31,
	2019	2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.16	$12.25		$12.03	$11.74		$11.51

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28	0.23		0.16	0.14		0.14
Net realized and unrealized gain (loss) on investment transactions	0.78	(0.32)		0.06	0.15		0.09

Total from investment operations	1.06	(0.09)		0.22	0.29		0.23

Capital Contributions	—	—	(b)(c)	—	—		—

Net Asset Value, end of year	$13.22	$12.16		$12.25	$12.03		$11.74

Total Return(e)	8.72%	(0.73	)%(f)	1.83%	2.47%		2.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$35	$123		$13	$33		$568
Average net assets (in millions)	$68	$70		$19	$315		$425
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.95%	0.93%		0.93%	0.79%		0.77%
Expenses before waivers and/or expense reimbursement	1.02%	0.94%		1.64%	0.79%		0.77%
Net investment income (loss)	2.18%	1.94%		1.27%	1.08%		1.19%
Portfolio turnover rate(h)(i)	77%	95%		97%	131%		313%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2026
	Year Ended December 31,				January 02, 2015(a) through December 31, 2015
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.47	$10.58	$10.33	$10.12	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.19	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investment transactions	0.82	(0.30)	0.12	0.10	0.02

Total from investment operations	1.05	(0.11)	0.25	0.21	0.12

Net Asset Value, end of period	$11.52	$10.47	$10.58	$10.33	$10.12

Total Return(c)	10.03%	(1.04)%	2.42%	2.08%	1.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$134	$195	$215	$341	$115
Average net assets (in millions)	$148	$220	$263	$170	$77
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.81%	0.81%	0.81%	0.89	%(e)
Expenses before waivers and/or expense reimbursement	0.85%	0.81%	0.81%	0.81%	0.91	%(e)
Net investment income (loss)	2.03%	1.90%	1.28%	0.99%	1.03	%(e)
Portfolio turnover rate(f)(g)	65%	101%	67%	203%	283%

	AST Bond Portfolio 2027
	Year Ended December 31,				January 04, 2016(a) through December 31, 2016
	2019	2018		2017
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.20	$10.32		$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.19		0.14	0.08
Net realized and unrealized gain (loss) on investment transactions	0.86	(0.31)		0.12	(0.02)

Total from investment operations	1.09	(0.12)		0.26	0.06

Capital Contributions	—	—	(h)(i)	—	—

Net Asset Value, end of period	$11.29	$10.20		$10.32	$10.06

Total Return(c)	10.69%	(1.16	)%(j)	2.58%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$101	$236		$257	$399
Average net assets (in millions)	$149	$258		$311	$103
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.87%	0.80%		0.80%	0.84	%(e)
Expenses before waivers and/or expense reimbursement	0.87%	0.80%		0.80%	0.84	%(e)
Net investment income (loss)	2.14%	1.90%		1.34%	0.77	%(e)
Portfolio turnover rate(f)(g)	66%	102%		65%	175%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(i)	Less than $0.005 per share.

(j)	Total return for the period includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Bond Portfolio 2028
	Year Ended December 31,				January 03, 2017(a) through December 31, 2017
	2019		2018
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.01		$10.22		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21		0.18		0.12
Net realized and unrealized gain (loss) on investment transactions	0.91		(0.39)		0.10

Total from investment operations	1.12		(0.21)		0.22

Capital Contributions	0.04	(c)	—	(d)(e)	—

Net Asset Value, end of period	$11.17		$10.01		$10.22

Total Return(f)	11.59	%(g)	(2.05	)%(h)	2.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$22		$76		$13
Average net assets (in millions)	$37		$70		$7
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.94%		0.93%		0.93	%(j)
Expenses before waivers and/or expense reimbursement	1.25%		0.96%		2.42	%(j)
Net investment income (loss)	1.99%		1.88%		1.23	%(j)
Portfolio turnover rate(k)(l)	179%		138%		140%

	AST Bond Portfolio 2029
	Year Ended December 31, 2019	January 02, 2018(a) through December 31, 2018
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$9.84	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.17
Net realized and unrealized gain (loss) on investment transactions	1.05	(0.33)

Total from investment operations	1.21	(0.16)

Net Asset Value, end of period	$11.05	$9.84

Total Return(f)	12.30%	(1.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$48	$16
Average net assets (in millions)	$34	$7
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.93%	0.93	%(j)
Expenses before waivers and/or expense reimbursement	1.18%	2.49	%(j)
Net investment income (loss)	1.45%	1.82	%(j)
Portfolio turnover rate(k)(l)	177%	171%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.19%.

(h)	Total return for the period includes the impact of the capital contribution, which was not material to the total return.

(i)	Does not include expenses of the investment companies in which the Portfolio invests.

(j)	Annualized.

(k)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(l)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Bond Portfolio 2030
	January 02, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investment transactions	1.29

Total from investment operations	1.44

Net Asset Value, end of period	$11.44

Total Return(c)	14.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$34
Average net assets (in millions)	$19
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93	%(e)
Expenses before waivers and/or expense reimbursement	1.44	%(e)
Net investment income (loss)	1.28	%(e)
Portfolio turnover rate(f)(g)	384%

	AST Cohen & Steers Global Realty Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(h):
Net Asset Value, beginning of year	$11.94		$12.53		$11.30	$11.20		$11.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21		0.24		0.24	0.18		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.79		(0.84)		0.99	(0.10)		(0.17)

Total from investment operations	3.00		(0.60)		1.23	0.08		(0.01)

Capital Contributions	—	(i)(j)(k)	0.01	(j)	—	0.02	(l)	—

Net Asset Value, end of year	$14.94		$11.94		$12.53	$11.30		$11.20

Total Return(m)	25.13	%(n)	(4.71	)%(o)	10.88%	0.89	%(p)	(0.09)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$357		$336		$430	$416		$536
Average net assets (in millions)	$351		$392		$411	$466		$617
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.11%		1.14%		1.14%	1.14%		1.14%
Expenses before waivers and/or expense reimbursement	1.16%		1.14%		1.14%	1.14%		1.14%
Net investment income (loss)	1.52%		1.98%		1.99%	1.61%		1.44%
Portfolio turnover rate(g)	140%		67%		68%	84%		69%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Calculated based on average shares outstanding during the year.

(i)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(j)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(k)	Less than $0.005 per share.

(l)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(m)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(n)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

(o)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.79)%.

(p)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.71%.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST High Yield Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.87		$10.07		$9.37	$8.12		$8.42

Income (Loss) From Investment Operations:
Net investment income (loss)	0.64		0.60		0.56	0.55		0.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.87		(0.80)		0.14	0.70		(0.78)

Total from investment operations	1.51		(0.20)		0.70	1.25		(0.30)

Capital Contributions	—	(b)(c)	—	(c)(d)	—	—	(c)(e)	—

Net Asset Value, end of year	$11.38		$9.87		$10.07	$9.37		$8.12

Total Return(f)	15.30	%(g)	(1.99	)%(g)	7.47%	15.39	%(g)	(3.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$654		$727		$958	$1,192		$1,372
Average net assets (in millions)	$672		$875		$1,217	$1,346		$1,498
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.88%		0.86%		0.85%	0.85%		0.85%
Expenses before waivers and/or expense reimbursement	0.88%		0.86%		0.85%	0.85%		0.85%
Net investment income (loss)	5.92%		5.92%		5.69%	6.30%		5.63%
Portfolio turnover rate(i)(j)	59%		44%		52%	47%		49%

	AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$7.48		$7.50		$7.19	$6.90		$6.82

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23		0.20		0.18	0.14		0.16
Net realized and unrealized gain (loss) on investment transactions	0.61		(0.22)		0.13	0.15		(0.08)

Total from investment operations	0.84		(0.02)		0.31	0.29		0.08

Capital Contributions	—		—		—	—	(c)(e)	—

Net Asset Value, end of year	$8.32		$7.48		$7.50	$7.19		$6.90

Total Return(f)	11.23%		(0.27)%		4.31%	4.20	%(g)	1.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,724		$11,090		$2,406	$5,110		$4,550
Average net assets (in millions)	$4,296		$3,733		$3,345	$6,515		$2,221
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.73%		0.70%		0.70%	0.70%		0.71%
Expenses before waivers and/or expense reimbursement	0.77%		0.74%		0.74%	0.74%		0.74%
Net investment income (loss)	2.89%		2.75%		2.41%	1.95%		2.28%
Portfolio turnover rate(i)(j)	130%		177%		96%	551%		401%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Less than $0.005 per share.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Prudential Core Bond Portfolio
	Year Ended December 31,
	2019		2018		2017		2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.20		$12.30		$11.64		$11.17		$11.20

Income (Loss) From Investment Operations:
Net investment income (loss)	0.36		0.34		0.29		0.28		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.83		(0.44)		0.37		0.19		(0.28)

Total from investment operations	1.19		(0.10)		0.66		0.47		(0.03)

Capital Contributions	—	(b)(c)	—		—		—	(c)(d)	—

Net Asset Value, end of year	$13.39		$12.20		$12.30		$11.64		$11.17

Total Return(e)	9.75	%(f)	(0.81)%		5.67%		4.21	%(f)	(0.27)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,298		$2,767		$3,008		$3,139		$3,410
Average net assets (in millions)	$3,557		$2,955		$2,950		$3,232		$3,846
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.73%		0.74%		0.74%		0.74%		0.74%
Expenses before waivers and/or expense reimbursement	0.73%		0.74%		0.74%		0.76%		0.78%
Net investment income (loss)	2.79%		2.80%		2.41%		2.37%		2.19%
Portfolio turnover rate(h)(i)	152%		176%		188%		172%		310%

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2019		2018		2017		2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$28.04		$30.55		$24.99		$21.76		$21.11

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23		0.18		0.13		0.22		0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.63		(2.69)		5.43		3.00		0.43

Total from investment operations	6.86		(2.51)		5.56		3.22		0.65

Capital Contributions	—	(b)(c)	—	(c)(j)	—		0.01	(d)	—

Net Asset Value, end of year	$34.90		$28.04		$30.55		$24.99		$21.76

Total Return(e)	24.47	%(f)	(8.22	)%(f)	22.25%		14.84	%(k)	3.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619		$584		$738		$655		$583
Average net assets (in millions)	$632		$713		$681		$589		$610
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.54	%(l)	1.57	%(l)	1.61	%(l)	1.67	%(l)	1.54	%(l)
Expenses before waivers and/or expense reimbursement	1.54	%(l)	1.57	%(l)	1.61	%(l)	1.67	%(l)	1.54	%(l)
Net investment income (loss)	0.74%		0.59%		0.49%		0.97%		1.01%
Portfolio turnover rate(i)	105%		83%		89%		94%		105%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 14.79%.

(l)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.43%, 0.47%, 0.51%, 0.56% and 0.42% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Quantitative Modeling Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.61		$16.69		$14.13	$13.29		$13.27

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)		(0.04)		(0.04)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	3.35		(1.04)		2.60	0.88		0.06

Total from investment operations	3.31		(1.08)		2.56	0.84		0.02

Net Asset Value, end of year	$18.92		$15.61		$16.69	$14.13		$13.29

Total Return(b)	21.20%		(6.47)%		18.12%	6.32%		0.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,416		$1,228		$1,282	$1,026		$894
Average net assets (in millions)	$1,343		$1,318		$1,154	$946		$791
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.26%		0.26%		0.26%	0.26%		0.27%
Expenses before waivers and/or expense reimbursement	0.26%		0.26%		0.26%	0.27%		0.27%
Net investment income (loss)	(0.25)%		(0.25)%		(0.26)%	(0.26)%		(0.27)%
Portfolio turnover rate(d)	42%		96%		20%	64%		63%

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.52		$12.81		$12.05	$11.45		$11.33

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43		0.41		0.39	0.38		0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11		(0.70)		0.37	0.22		(0.22)

Total from investment operations	1.54		(0.29)		0.76	0.60		0.12

Capital Contributions	—	(e)(f)(g)	—	(f)(g)	—	—	(g)(h)	—

Net Asset Value, end of year	$14.06		$12.52		$12.81	$12.05		$11.45

Total Return(b)	12.30	%(i)	(2.26	)%(i)	6.31%	5.24	%(i)	1.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,747		$3,770		$3,071	$3,054		$3,359
Average net assets (in millions)	$3,960		$3,308		$2,986	$3,117		$3,707
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%		0.75%		0.74%	0.66%		0.58%
Expenses before waivers and/or expense reimbursement	0.77%		0.77%		0.78%	0.78%		0.78%
Net investment income (loss)	3.25%		3.33%		3.13%	3.15%		2.95%
Portfolio turnover rate(d)(j)	235%		251%		214%	155%		170%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Less than $0.005 per share.

(h)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(i)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.64	$11.40	$10.43	$9.43	$9.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.58	0.47	0.55	0.51	0.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.00	(1.23)	0.42	0.49	(0.74)

Total from investment operations	1.58	(0.76)	0.97	1.00	(0.30)

Net Asset Value, end of year	$12.22	$10.64	$11.40	$10.43	$9.43

Total Return(b)	14.85%	(6.67)%	9.30%	10.60%	(3.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$72	$50	$98	$163	$149
Average net assets (in millions)	$105	$76	$96	$161	$164
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	1.11%	1.05%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.10%	1.16%	1.10%	1.04%	1.04%
Net investment income (loss)	5.06%	4.30%	4.94%	4.94%	4.57%
Portfolio turnover rate(d)(e)	186%	35%	42%	42%	51%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of Advanced Series Trust, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year or periods listed in Appendix A, the statements of changes in net assets for each of the years or periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations and cash flows for the year or periods listed in Appendix A, the changes in its net assets for each of the years or periods listed in Appendix A, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 14, 2020

D1

Appendix A

AST Bond Portfolio 2020

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2021

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2022

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2023

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2024

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2025

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2026

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2027

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2028

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Bond Portfolio 2029

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for the year ended December 31, 2019 and the period from January 2, 2018 (commencement of operations) through December 31, 2018

AST Bond Portfolio 2030

Statements of operations and changes in net assets for the period from January 2, 2019 (commencement of operations) through December 31, 2019

AST Cohen & Steers Global Realty Portfolio (formerly AST Global Real Estate Portfolio)

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST High Yield Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Investment Grade Bond Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Prudential Core Bond Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

D2

AST QMA US Equity Alpha Portfolio

Statements of operations and cash flows for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Quantitative Modeling Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Western Asset Core Plus Bond Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Western Asset Emerging Markets Debt Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

D3

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007- present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999- 2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999- 2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016- June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007- December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996- May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997- January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

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The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2020 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-B

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Multi-Sector Fixed Income Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President, Advanced Series Trust	January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST Multi-Sector Fixed Income Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	18.71%	5.17%	4.85%
Blended Index	18.77	5.43	5.11
Bloomberg Barclays US Long Corporate Index	23.89	6.40	6.20

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Multi-Sector Fixed Income Portfolio returned 18.71%. The Portfolio underperformed both the Blended Index and the Bloomberg Barclays US Long Corporate Index.

The Portfolio’s investment objective is to seek to maximize total return consistent with the preservation of capital.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.)

PGIM Fixed Income’s conclusion is straightforward: stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

As mentioned, long US corporate bonds were among the top-performing fixed income asset classes in 2019. For the year, long US corporate spreads tightened by 64 basis points (bps) and posted an excess return of 1,160 bps over similar-maturity US Treasuries. (A basis point equals 0.01%.)

What strategies or holdings affected the Portfolio’s performance?

Overall security selection was the primary driver of returns during the reporting period. This was mostly due to bond selection within investment-grade corporates. Within corporate bonds, the Portfolio benefited from positioning in the banking, health care & pharmaceutical, and chemicals sectors. Meanwhile, positioning in the electric & water, midstream energy, and telecom sectors detracted from performance for the period.

In terms of specific holdings, the Portfolio benefited from its overweights to Celgene Corp. (health care & pharmaceutical), JPMorgan Chase & Co. (banking), Bank of America Corp. (banking), and Cenovus Energy Inc. (upstream energy). An overweight to CF Industries Holdings Inc. (chemicals) was also positive. Meanwhile, underweights to Anheuser-Busch InBev SA/NV (consumer non-cyclical) and General Electric Co. (finance), coupled with overweights to Sempra Energy (electric & water) and Gulfstream Natural Gas System LLC (midstream energy) detracted from performance. Security selection in emerging markets and commercial mortgage-backed securities (CMBS) also added to results. From a sector allocation standpoint, the

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Multi-Sector Fixed Income Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Portfolio was hurt by its underweights to investment-grade corporate bonds and emerging markets. However, this was somewhat offset by overweights to CMBS and municipals, which boosted performance. The Portfolio’s duration strategy slightly added to performance during the period. The Portfolio does not significantly deviate from the duration of the benchmark. Duration is a measure of a bond’s price sensitivity to interest rates over time.

During the period, the Portfolio used futures to manage interest rate risk, which is more efficient than managing interest rate risk through the purchase and sale of cash bonds. The Portfolio also used currency forwards to hedge the currency risk non-dollar holdings. The use of these derivatives had no material impact on the Portfolio’s performance during the period.

Presentation of Portfolio Holdings — unaudited

AST Multi-Sector Fixed Income (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	9.1%
AA	5.0%
A	24.0%
BBB	58.3%
BB	2.6%
B	0.1%
NR	0.1%
Cash & Equivalents	0.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Multi-Sector Fixed Income Portfolio Blended Index consists of Bloomberg Barclays US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg Barclays US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials).

Bloomberg Barclays U.S. Long Corporate Index is an unmanaged index designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Multi-Sector Fixed Income	Actual	$1,000.00	$1,054.10	0.73%	$3.78
Portfolio	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.2%

ASSET-BACKED SECURITIES — 0.6%
Collateralized Loan Obligations
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.751%(c)	04/15/29	20,000	$19,754,274
Octagon Investment Partners 44 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.266%(c)	07/20/32	40,000	39,962,084
Wellfleet CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR3, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.246%(c)	07/20/29	30,000	29,970,234

TOTAL ASSET-BACKED SECURITIES (cost $89,788,594)			89,686,592

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.3%
BANK,
Series 2018-BN15, Class A3
4.138%	11/15/61	13,000	14,461,933
Benchmark Mortgage Trust,
Series 2018-B07, Class A3
4.241%	05/15/53	13,000	14,567,698
CD Mortgage Trust,
Series 2018-CD07, Class A3
4.013%	08/15/51	25,000	27,546,267
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	3,546	3,710,822
Series 2014-GC23, Class A3
3.356%	07/10/47	16,791	17,463,413
Series 2015-GC29, Class A3
2.935%	04/10/48	15,000	15,372,329
Series 2015-GC31, Class A3
3.497%	06/10/48	15,000	15,774,487
Series 2015-GC33, Class A3
3.515%	09/10/58	20,000	21,046,323
Series 2016-C01, Class A3
2.944%	05/10/49	20,000	20,527,420
Series 2016-C02, Class A3
2.575%	08/10/49	17,500	17,545,133
Series 2016-P04, Class A3
2.646%	07/10/49	35,000	35,275,898
Series 2016-P06, Class A4
3.458%	12/10/49	5,500	5,812,409
Series 2017-P07, Class A3
3.442%	04/14/50	20,000	21,117,676
Series 2018-C06, Class A3
4.145%	11/10/51	16,375	18,223,105
Commercial Mortgage Trust,
Series 2014-CR15, Class A3
3.796%	02/10/47	8,000	8,433,382
Series 2014-CR18, Class A4
3.550%	07/15/47	9,940	10,362,569
Series 2014-UBS04, Class A4
3.420%	08/10/47	10,000	10,418,351
Series 2014-UBS06, Class A4
3.378%	12/10/47	2,000	2,085,460

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-CR22, Class A4
3.048%	03/10/48	15,000	$15,434,357
Series 2015-CR26, Class A3
3.359%	10/10/48	17,000	17,751,635
Series 2015-DC01, Class A4
3.078%	02/10/48	10,000	10,299,915
Series 2015-LC21, Class A3
3.445%	07/10/48	17,000	17,817,878
Series 2015-PC01, Class A4
3.620%	07/10/50	13,500	14,171,890
Series 2016-COR01, Class A3
2.826%	10/10/49	25,000	25,428,680
Series 2016-DC02, Class A4
3.497%	02/10/49	18,000	18,966,837
Series 2017-COR02, Class A2
3.239%	09/10/50	45,000	46,910,425
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A3
3.447%	08/15/48	19,000	19,802,867
Series 2015-C04, Class A3
3.544%	11/15/48	29,500	31,147,891
Series 2018-CX11, Class A4
3.766%	04/15/51	15,000	16,154,508
DBJPM Mortgage Trust,
Series 2016-C01, Class A3A
3.015%	05/10/49	10,000	10,272,128
Series 2016-C03, Class A4
2.632%	08/10/49	15,000	15,103,210
Series 2017-C06, Class A3
3.269%	06/10/50	45,800	47,342,391
GS Mortgage Securities Trust,
Series 2014-GC22, Class A4
3.587%	06/10/47	3,000	3,130,456
Series 2016-GS02, Class A3
2.791%	05/10/49	20,000	20,375,168
Series 2016-GS03, Class A3
2.592%	10/10/49	25,000	25,179,763
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A3
3.928%	01/15/47	3,677	3,883,019
Series 2014-C22, Class A3A1
3.538%	09/15/47	13,277	14,015,478
Series 2015-C30, Class A4
3.551%	07/15/48	18,000	18,975,274
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A4
3.758%	03/10/52	50,750	54,925,974
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	906	918,885
Series 2016-JP02, Class A3
2.559%	08/15/49	17,500	17,550,560
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27, Class A3
3.473%	12/15/47	22,000	23,063,017

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49		10,000	$9,997,329
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A4
3.212%	11/15/50		10,000	10,427,458
Series 2018-C12, Class A4
4.030%	08/15/51		25,000	27,586,225
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		15,000	15,542,869
Series 2015-C29, Class A3
3.368%	06/15/48		13,200	13,811,089
Series 2015-LC20, Class A4
2.925%	04/15/50		15,000	15,370,588
Series 2016-C35, Class A3
2.674%	07/15/48		25,000	25,217,873
Series 2016-LC24, Class A3
2.684%	10/15/49		35,000	35,374,488
Series 2016-NXS06, Class A3
2.642%	11/15/49		20,000	20,164,239
Series 2017-C42, Class A3
3.330%	12/15/50		15,000	15,749,653
Series 2019-C49, Class A4
3.760%	03/15/52		28,500	30,893,073
Series 2019-C51, Class A3
3.055%	06/15/52		35,000	36,009,197

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $990,385,323)				1,024,510,962

CORPORATE BONDS — 89.4%
Aerospace & Defense — 0.9%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.600%	05/01/34	(a)	15,951	17,079,958
3.750%	02/01/50	(a)	5,925	6,282,694
3.825%	03/01/59		1,500	1,546,425
3.900%	05/01/49		17,990	19,431,449
3.950%	08/01/59		32,040	34,232,214
7.875%	04/15/43		13,929	21,696,428
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
3.850%	06/15/23		5,675	5,974,230
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.800%	03/01/45		6,183	6,826,330
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.750%	06/01/43		500	602,051
Northrop Grumman Systems Corp.,
Gtd. Notes
7.875%	03/01/26		2,000	2,573,260
United Technologies Corp.,
Sr. Unsec’d. Notes
4.150%	05/15/45		1,150	1,317,389
4.500%	06/01/42		5,668	6,790,593

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies Corp., (continued)
6.050%	06/01/36		5,000	$6,772,784
6.125%	07/15/38		5,804	8,073,168

				139,198,973

Agriculture — 0.9%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	(a)	8,580	8,738,724
9.950%	11/10/38		501	800,439
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes
3.750%	09/15/47		5,800	6,285,776
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		30,093	30,759,330
4.390%	08/15/37		39,700	40,244,513
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		9,900	9,933,400
3.500%	02/11/23		15,483	15,862,068
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25		7,837	8,430,784
5.700%	08/15/35		2,240	2,588,323
5.850%	08/15/45		6,490	7,415,877
6.875%	05/01/20		8,000	8,127,264
7.000%	08/04/41		3,275	3,964,083
8.125%	05/01/40		650	870,862

				144,021,443

Airlines — 0.9%
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		3,436	3,613,744
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		6,131	6,401,809
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		9,458	9,786,488
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29		3,529	3,701,820
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		4,618	4,823,015
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		291	306,505
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		412	448,697
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.600%	12/04/20		7,800	7,817,165
3.625%	03/15/22		68,197	69,840,492

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
Delta Air Lines, Inc., (continued)
3.750%	10/28/29		13,250	$13,210,743
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27	(a)	1,291	1,365,048
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		4,255	4,450,966
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	(a)	20,568	20,711,625
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		196	205,577

				146,683,694

Auto Manufacturers — 2.0%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22		1,300	1,315,065
2.875%	03/10/21		3,500	3,531,190
Ford Holdings LLC,
Gtd. Notes
9.300%	03/01/30		968	1,221,482
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		6,670	5,923,766
6.375%	02/01/29		2,870	3,062,589
7.450%	07/16/31	(a)	9,116	10,818,677
7.750%	06/15/43		1,510	1,759,642
8.900%	01/15/32		891	1,105,696
9.980%	02/15/47	(a)	5,300	7,568,115
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.219%	01/09/22		7,350	7,398,864
3.339%	03/28/22		20,000	20,258,278
3.350%	11/01/22		35,700	36,082,022
3.813%	10/12/21		1,835	1,866,661
3.815%	11/02/27	(a)	1,610	1,556,164
4.687%	06/09/25		34,740	36,120,128
5.085%	01/07/21		4,900	5,014,143
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		440	461,266
5.000%	04/01/35		3,785	3,907,522
6.250%	10/02/43		36,675	40,885,516
6.600%	04/01/36		4,580	5,392,842
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21		8,500	8,610,526
3.450%	01/14/22		11,580	11,836,976
3.700%	11/24/20		7,450	7,539,829
3.950%	04/13/24		3,525	3,686,675
4.000%	01/15/25		372	390,468
4.000%	10/06/26		6,525	6,802,409
4.350%	01/17/27	(a)	4,835	5,084,012
5.250%	03/01/26		11,130	12,340,959

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc., (continued)
Sr. Unsec’d. Notes
3.550%	07/08/22		23,300	$23,978,469
4.200%	11/06/21		20,500	21,231,863
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.875%	11/13/20	(a)	6,225	6,322,417
4.000%	11/12/21		3,860	3,990,534
Volkswagen International Finance NV (Germany),
Gtd. Notes
1.875%	03/30/27		EUR 15,000	17,818,404

				324,883,169

Auto Parts & Equipment — 0.1%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.000%	04/29/20		7,216	7,236,787
4.500%	04/29/22	(a)	7,747	8,035,596

				15,272,383

Banks — 9.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23	(a)	6,600	6,731,948
3.500%	04/11/22		5,000	5,131,333
3.800%	02/23/28		4,400	4,627,890
4.379%	04/12/28	(a)	8,200	8,979,549
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)(a)	6,300	7,024,837
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)(a)	3,075	3,563,704
Jr. Sub. Notes, Series FF
5.875%(ff)	—	(rr)(a)	3,315	3,675,663
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)	22,000	23,209,584
Jr. Sub. Notes, Series X
6.250%(ff)	—	(rr)	5,075	5,647,442
Jr. Sub. Notes, Series Z
6.500%(ff)	—	(rr)(a)	2,000	2,270,894
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28		24,217	25,405,961
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		11,865	11,989,482
3.194%(ff)	07/23/30		5,180	5,358,588
3.824%(ff)	01/20/28		67,232	72,191,791
4.271%(ff)	07/23/29		3,600	3,998,671
4.330%(ff)	03/15/50		10,295	12,341,145
4.443%(ff)	01/20/48		2,000	2,439,897
5.000%	01/21/44		30,900	40,245,897
Sub. Notes
6.110%	01/29/37		1,000	1,349,186
Sub. Notes, MTN
4.000%	01/22/25		12,425	13,251,522
4.450%	03/03/26		33,340	36,576,391
Sub. Notes, Series L, MTN
3.950%	04/21/25		10,185	10,854,126

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	—	(rr)(a)	11,245	$11,839,493
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	775	810,107
3.932%(ff)	05/07/25		22,715	23,853,240
4.375%	01/12/26		16,550	17,931,667
4.610%(ff)	02/15/23		30,520	31,862,099
4.950%	01/10/47	(a)	7,555	8,860,397
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		4,725	5,327,271
Sub. Notes
5.088%(ff)	06/20/30	(a)	12,000	13,367,353
5.200%	05/12/26		5,100	5,592,980
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
4.400%	08/14/28		21,190	23,523,003
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	01/11/28	(a)	4,000	4,163,709
Citigroup, Inc.,
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	7,500	7,726,124
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)(a)	3,960	4,502,667
Jr. Sub. Notes, Series U
5.000%(ff)	—	(rr)(a)	35,500	37,131,605
Sr. Unsec’d. Notes
3.668%(ff)	07/24/28		34,800	37,011,787
3.700%	01/12/26	(a)	1,800	1,917,332
3.887%(ff)	01/10/28	(a)	385	414,431
4.650%	07/23/48		9,600	11,987,186
5.875%	01/30/42	(a)	8,365	11,759,087
6.875%	02/15/98		2,825	3,931,797
8.125%	07/15/39		2,000	3,322,652
Sub. Notes
4.400%	06/10/25		5,400	5,868,974
4.450%	09/29/27		6,760	7,443,331
4.600%	03/09/26		425	467,349
4.750%	05/18/46		17,515	20,945,453
5.500%	09/13/25		6,146	7,030,449
6.000%	10/31/33		2,155	2,771,330
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	01/22/25		15,100	15,074,870
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,000	1,062,058
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.997%(ff)	12/14/23		4,840	4,925,660
3.869%(ff)	01/12/29		12,455	13,298,094
4.207%(ff)	06/12/24		4,560	4,821,169
4.282%	01/09/28		7,135	7,759,463

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.750%	03/26/25		1,665	$1,764,104
3.800%	06/09/23		16,907	17,700,576
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25		4,815	4,868,131
5.000%	01/12/22		6,353	6,668,409
5.375%	01/12/24		14,400	15,819,955
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.150%	01/22/21		11,390	11,433,548
3.950%	02/27/23		1,500	1,538,708
4.250%	02/04/21		29,170	29,654,542
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		40,200	41,962,305
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		2,205	2,288,038
4.200%	08/08/23		725	770,840
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series L, 3 Month LIBOR + 3.884%
5.785%(c)	—	(rr)	896	902,134
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	8,100	8,185,008
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)(a)	5,250	5,671,527
Sr. Unsec’d. Notes
3.500%	01/23/25		10,540	11,055,442
3.500%	11/16/26		9,640	10,140,870
3.625%	02/20/24		180	188,821
3.750%	05/22/25		2,700	2,865,134
3.750%	02/25/26		1,500	1,592,760
3.850%	01/26/27		42,400	45,099,403
4.223%(ff)	05/01/29	(a)	5,631	6,201,953
5.750%	01/24/22		700	750,735
Sub. Notes
5.150%	05/22/45		8,275	10,137,843
HSBC Holdings PLC (United Kingdom),
Sub. Notes
4.250%	03/14/24	(a)	5,000	5,304,837
4.250%	08/18/25		1,560	1,670,748
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.950%	03/29/27		6,800	7,328,773
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.000%	09/23/29	(a)	15,500	15,714,971
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC
4.625%(ff)	—	(rr)(a)	23,500	23,807,026
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)(a)	32,730	34,199,291
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	2,151	2,170,806
Jr. Sub. Notes, Series Q
5.150%(ff)	—	(rr)	1,800	1,881,000

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co., (continued)
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
5.419%(c)	—	(rr)	7,000	$7,058,589
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	6,000	6,560,054
Jr. Sub. Notes, Series Z
5.300%(ff)	—	(rr)	6,990	7,054,493
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30		1,630	1,630,535
3.782%(ff)	02/01/28		5,000	5,377,862
3.882%(ff)	07/24/38		42,267	46,776,408
3.897%(ff)	01/23/49		3,000	3,362,436
3.964%(ff)	11/15/48		57,900	65,361,691
4.005%(ff)	04/23/29		11,035	12,100,074
4.032%(ff)	07/24/48		3,525	4,013,900
4.260%(ff)	02/22/48		34,470	40,651,509
4.452%(ff)	12/05/29		1,500	1,706,699
5.400%	01/06/42		250	335,716
5.600%	07/15/41		1,100	1,508,733
Sub. Notes
4.125%	12/15/26		9,450	10,367,142
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27	(a)	10,000	10,509,504
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	3,675	3,700,578
Jr. Sub. Notes, Series J
5.550%(ff)	—	(rr)	5,215	5,308,063
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	3,800	4,541,519
4.457%(ff)	04/22/39	(a)	8,035	9,440,491
Sr. Unsec’d. Notes, GMTN
3.700%	10/23/24		3,760	3,991,411
3.875%	01/27/26		589	632,889
4.000%	07/23/25		12,793	13,838,617
4.431%(ff)	01/23/30	(a)	27,100	30,620,376
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25		11,680	11,845,333
3.971%(ff)	07/22/38		17,130	19,049,543
6.375%	07/24/42		5,875	8,633,943
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24		1,190	1,265,552
Sub. Notes, MTN
4.100%	05/22/23		60	63,300
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.625%	09/29/22		13,300	13,769,628
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
3.750%	08/30/23		4,535	4,731,332
Sub. Notes, 144A
4.250%	09/21/22		2,000	2,094,677
People’s United Bank NA,
Sub. Notes
4.000%	07/15/24		510	533,288

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23		5,900	$6,174,749
4.269%(ff)	03/22/25		22,710	24,141,728
4.445%(ff)	05/08/30	(a)	44,250	48,860,230
5.076%(ff)	01/27/30		5,300	6,090,641
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24		450	484,876
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.625%	10/16/24	(a)	20,000	19,933,114
State Street Corp.,
Jr. Sub. Notes, Series F
5.250%(ff)	—	(rr)(a)	5,005	5,117,613
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	—	(rr)(a)	47,460	48,865,079
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		15,000	15,221,314
3.126%(ff)	08/13/30		15,000	15,307,739
4.125%	09/24/25		3,999	4,349,280
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
6.572%	01/14/22		14,525	15,592,802
Wells Fargo & Co.,
Sub. Notes, GMTN
4.900%	11/17/45		8,905	10,889,450
Sub. Notes, MTN
4.650%	11/04/44		3,135	3,688,633
4.750%	12/07/46		13,680	16,447,107

				1,594,108,166

Beverages — 2.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		23,680	27,319,002
4.900%	02/01/46		81,638	96,918,576
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.000%	01/17/43		13,125	13,912,763
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.750%	07/15/42		5,770	5,894,185
4.000%	04/13/28	(a)	8,950	9,835,034
4.375%	04/15/38		32,950	37,007,276
4.439%	10/06/48		15,865	17,716,611
4.600%	04/15/48		5,245	5,971,381
4.750%	01/23/29		8,090	9,378,450
5.450%	01/23/39		6,345	7,964,363
5.550%	01/23/49	(a)	54,944	71,238,996
5.800%	01/23/59	(a)	5,235	7,132,692
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
4.450%	05/15/25		21,850	23,491,184

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (continued)
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
5.250%	11/26/43		2,400	$2,935,197
Constellation Brands, Inc.,
Gtd. Notes
4.100%	02/15/48	(a)	4,600	4,800,195
4.250%	05/01/23		5,824	6,183,751
5.250%	11/15/48		23,729	28,888,495
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	11/15/45	(a)	17,400	19,164,095
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.450%	04/14/46		6,706	8,246,352
4.600%	07/17/45		6,445	7,960,887

				411,959,485

Biotechnology — 0.8%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.600%	08/19/26		800	810,014
3.625%	05/22/24	(a)	4,830	5,105,123
4.400%	05/01/45		18,243	20,414,999
4.663%	06/15/51		21,773	25,571,920
5.150%	11/15/41		12,360	15,101,819
Baxalta, Inc.,
Gtd. Notes
5.250%	06/23/45		1,456	1,854,047
Biogen, Inc.,
Sr. Unsec’d. Notes
5.200%	09/15/45	(a)	11,048	13,302,187
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.500%	02/01/25	(a)	1,177	1,248,784
3.650%	03/01/26	(a)	12,295	13,222,633
4.500%	02/01/45		9,770	11,320,166
4.750%	03/01/46		6,095	7,311,338
4.800%	04/01/44	(a)	10,125	12,208,542

				127,471,572

Building Materials — 1.0%
Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/25		6,850	7,382,003
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		2,900	2,914,062
Johnson Controls International PLC,
Sr. Unsec’d. Notes
4.625%	07/02/44		5,204	5,705,364
4.950%	07/02/64		8,582	8,962,754
5.125%	09/14/45		1,158	1,319,944
Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes
7.700%	02/15/26		1,500	1,848,745

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (continued)
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		1,125	$1,202,855
4.250%	12/15/47	(a)	3,150	3,297,663
Masco Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/47		8,500	8,666,417
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		2,700	2,810,240
4.200%	12/01/24		4,868	5,155,990
4.300%	07/15/47		36,900	34,986,513
4.400%	01/30/48		12,540	12,086,553
7.000%	12/01/36		11,650	14,467,096
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		6,150	6,319,148
6.000%	10/15/25		7,400	7,798,858
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47	(a)	27,878	30,532,255
4.700%	03/01/48		4,700	5,309,322

				160,765,782

Chemicals — 3.1%
Albemarle Corp.,
Sr. Unsec’d. Notes
4.150%	12/01/24		16,129	17,258,708
Ashland LLC,
Gtd. Notes
4.750%	08/15/22		6,031	6,333,964
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22		16,313	17,240,458
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	(a)	7,248	7,585,126
5.150%	03/15/34	(a)	7,835	8,808,750
5.375%	03/15/44		14,350	15,645,792
Sr. Sec’d. Notes, 144A
4.500%	12/01/26		21,044	22,910,183
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	10/01/34		16,094	17,726,950
4.375%	11/15/42		28,707	30,654,771
4.800%	05/15/49	(a)	3,769	4,348,308
5.250%	11/15/41	(a)	2,271	2,654,793
5.550%	11/30/48		49,957	62,559,874
7.375%	11/01/29		17,388	23,146,357
9.400%	05/15/39		800	1,307,614
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38		9,930	11,817,713
5.419%	11/15/48		5,989	7,360,558
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25		6,847	7,225,553

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Eastman Chemical Co., (continued)
4.500%	12/01/28	(a)	3,392	$3,763,510
4.650%	10/15/44		14,346	15,533,579
4.800%	09/01/42		4,057	4,429,923
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41		333	434,570
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	(a)	8,150	9,254,579
5.250%	07/15/43		18,305	21,686,398
LYB International Finance III LLC,
Gtd. Notes
4.200%	10/15/49	(a)	9,372	9,759,559
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55	(a)	6,254	6,646,730
5.750%	04/15/24		7,500	8,465,445
6.000%	11/15/21	(a)	5,450	5,782,604
Methanex Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	03/01/22		11,100	11,644,267
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43		14,860	17,556,901
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.000%	04/01/25		800	814,835
3.150%	10/01/22		6,430	6,570,093
3.625%	03/15/24		6,045	6,310,652
4.125%	03/15/35		7,241	7,561,520
4.200%	04/01/29	(a)	735	808,789
4.900%	06/01/43		1,200	1,347,171
5.000%	04/01/49	(a)	5,145	6,088,827
5.250%	01/15/45		5,070	6,008,552
6.125%	01/15/41		8,436	10,432,570
7.125%	05/23/36		19,134	25,204,798
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.500%	01/15/48	(a)	2,445	2,498,556
5.875%	09/17/44		2,100	2,215,740
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		5,761	5,950,388
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.800%	08/15/49	(a)	12,950	13,202,923
Syngenta Finance NV (Switzerland),
Gtd. Notes
4.375%	03/28/42	(a)	4,440	3,948,363
Gtd. Notes, 144A
5.182%	04/24/28		2,480	2,672,145
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96		500	701,581

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
W.R. Grace & Co.,
Gtd. Notes, 144A
5.125%	10/01/21	(a)	1,400	$1,458,616
Yara International ASA (Norway),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28		19,450	21,238,140

				504,577,796

Commercial Services — 1.4%
Block Financial LLC,
Gtd. Notes
4.125%	10/01/20		7,100	7,189,120
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		3,235	3,137,231
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		2,875	3,546,084
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22		13,000	13,362,297
3.300%	12/01/26		4,800	4,956,291
4.200%	11/01/46	(a)	32,800	35,143,984
4.500%	02/15/45		8,460	9,331,287
5.625%	03/15/42		1,000	1,248,221
6.700%	06/01/34		1,000	1,349,208
7.000%	10/15/37		3,623	5,097,871
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	03/08/30		4,050	3,991,314
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		2,980	3,778,544
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		1,050	1,055,696
3.750%	06/01/23		3,425	3,569,927
4.000%	06/01/23		6,920	7,284,603
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		12,125	13,520,905
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		370	405,524
4.678%	07/01/2114		12,715	16,127,349
5.600%	07/01/2111		160	246,172
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22	(a)	2,025	2,035,646
Northwestern University,
Unsec’d. Notes
3.662%	12/01/57		17,262	19,087,171
4.198%	12/01/47		1,335	1,528,377
4.643%	12/01/44		2,800	3,434,004
Novant Health, Inc.,
Unsec’d. Notes
4.371%	11/01/43		2,150	2,416,527

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29		9,200	$9,277,212
President & Fellows of Harvard College,
Sr. Unsec’d. Notes
4.875%	10/15/40		960	1,232,945
Unsec’d. Notes
5.625%	10/01/38		17,500	23,251,136
Trustees of Boston College,
Unsec’d. Notes
3.129%	07/01/52		3,007	2,913,004
Trustees of Boston University,
Sec’d. Notes, Series CC
4.061%	10/01/48		4,345	5,017,204
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
4.674%	09/01/2112		6,976	9,036,515
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25	(a)	5,000	5,204,025
5.875%	09/15/26		4,000	4,295,694
University of Notre Dame du Lac,
Unsec’d. Notes
3.394%	02/15/48		6,475	6,881,957

				229,953,045

Computers — 0.8%
Apple, Inc.,
Sr. Unsec’d. Notes
3.250%	02/23/26		16,175	17,111,535
3.750%	09/12/47	(a)	6,110	6,782,161
3.750%	11/13/47		6,170	6,872,576
3.850%	05/04/43		9,378	10,500,110
3.850%	08/04/46	(a)	10,700	12,049,874
4.250%	02/09/47		2,945	3,502,662
4.650%	02/23/46	(a)	33,995	42,572,119
DXC Technology Co.,
Sr. Unsec’d. Notes
4.250%	04/15/24		5,000	5,300,036
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.500%	01/27/22	(a)	915	925,681
2.850%	05/13/22		25,000	25,542,604
NCR Corp.,
Gtd. Notes
6.375%	12/15/23	(a)	500	512,692

				131,672,050

Distribution/Wholesale — 0.0%
W.W. Grainger, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/47		4,480	5,008,174
Diversified Financial Services — 0.6%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24		10,000	10,662,767

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		62,486	$66,653,994
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.625%	10/23/43		3,500	4,056,763
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		6,550	7,820,726
Legg Mason, Inc.,
Sr. Unsec’d. Notes
5.625%	01/15/44		5,100	5,847,431
Navient Corp.,
Sr. Unsec’d. Notes, MTN
8.000%	03/25/20		1,080	1,093,502

				96,135,183

Electric — 11.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/22		5,600	5,640,890
3.800%	10/01/47		3,250	3,399,105
3.950%	06/01/28		6,240	6,800,059
Sr. Unsec’d. Notes, 144A
3.850%	10/01/25		7,145	7,476,032
Sr. Unsec’d. Notes, Series G
4.150%	05/01/49		3,465	3,823,933
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.100%	12/01/26		2,080	2,160,487
3.750%	12/01/47		10,015	10,691,228
3.800%	06/15/49		10,675	11,499,197
4.000%	12/01/46		5,000	5,494,969
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23	(a)	644	653,972
Alabama Power Co.,
Sr. Unsec’d. Notes
3.450%	10/01/49		10,520	10,753,962
4.150%	08/15/44		4,500	5,003,713
Ameren Illinois Co.,
First Mortgage
3.700%	12/01/47		12,200	13,076,948
4.500%	03/15/49		8,795	10,809,381
Sr. Sec’d. Notes
4.150%	03/15/46		7,760	8,862,515
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45		6,600	7,536,551
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.700%	01/15/44		2,550	2,931,535
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24		11,020	11,370,940
3.800%	06/01/29	(a)	9,750	10,334,988

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Avista Corp.,
First Mortgage
4.350%	06/01/48		14,005	$16,078,298
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.200%	09/15/49		2,290	2,244,679
3.750%	08/15/47	(a)	20,800	22,182,544
4.250%	09/15/48	(a)	14,575	16,537,774
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48		7,145	7,681,875
4.450%	01/15/49	(a)	30,200	35,682,611
4.500%	02/01/45		8,150	9,582,139
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
4.500%	04/01/44		10,260	12,207,315
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.700%	09/01/49		14,295	14,069,437
4.250%	11/01/28		3,645	3,953,028
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes, 144A
3.375%	09/15/29		9,995	9,875,458
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
4.550%	11/15/30		9,675	10,849,927
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.875%	03/01/24		9,250	9,706,502
4.875%	03/01/44		4,495	5,348,533
Commonwealth Edison Co.,
First Mortgage
3.650%	06/15/46		18,950	19,969,346
3.700%	03/01/45		6,751	7,168,133
3.750%	08/15/47		7,610	8,167,853
3.800%	10/01/42		1,465	1,576,708
4.000%	03/01/48		7,045	7,919,860
4.350%	11/15/45		4,655	5,426,916
4.600%	08/15/43		2,000	2,380,243
4.700%	01/15/44		925	1,119,638
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46		925	994,773
3.950%	03/01/43		4,905	5,305,845
4.450%	03/15/44		8,000	9,295,763
4.500%	05/15/58		20,000	23,143,584
5.700%	06/15/40		2,120	2,789,338
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		1,785	1,995,633
Consumers Energy Co.,
First Mortgage
3.100%	08/15/50	(a)	18,200	18,013,082
3.250%	08/15/46		5,075	5,102,854
4.350%	08/31/64		6,840	7,908,081
Dominion Energy South Carolina, Inc.,
First Mortgage
5.450%	02/01/41	(a)	3,000	3,881,041

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28	(a)	6,160	$6,811,935
4.700%	12/01/44		1,625	1,883,496
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49	(a)	3,800	4,404,180
Sr. Unsec’d. Notes, Series C
4.900%	08/01/41		8,810	10,358,068
DTE Electric Co.,
General Ref. Mortgage
3.700%	03/15/45		17,700	19,105,650
3.700%	06/01/46		1,305	1,412,375
3.750%	08/15/47		7,040	7,694,532
3.950%	06/15/42		5,800	6,226,281
4.300%	07/01/44		3,975	4,612,937
General Ref. Mortgage, Series A
4.000%	04/01/43		525	583,169
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24		13,330	13,348,689
Sr. Unsec’d. Notes, Series D
3.700%	08/01/23		5,835	6,080,098
Sr. Unsec’d. Notes, Series F
3.850%	12/01/23		5,000	5,245,092
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49		27,700	27,520,135
3.750%	06/01/45	(a)	10,410	11,179,473
3.950%	03/15/48		11,280	12,588,007
4.250%	12/15/41		12,900	14,711,422
6.050%	04/15/38		2,505	3,432,473
First Ref. Mortgage
2.950%	12/01/26		14,955	15,515,070
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46		7,695	7,923,646
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46		8,280	8,374,417
Duke Energy Indiana LLC,
First Mortgage, Series WWW
4.900%	07/15/43		400	491,261
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23		1,500	1,583,909
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	(a)	20,295	21,529,477
4.100%	03/15/43		1,200	1,341,373
4.150%	12/01/44		4,802	5,407,546
5.700%	04/01/35		500	628,034
6.125%	09/15/33		4,400	5,607,890
El Paso Electric Co.,
Sr. Unsec’d. Notes
5.000%	12/01/44		4,800	5,330,937

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44		1,000	$1,151,195
4.950%	10/13/45		10,850	12,678,502
6.000%	01/22/2114		1,300	1,540,328
Emera US Finance LP (Canada),
Gtd. Notes
4.750%	06/15/46		20,050	23,130,221
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28		26,297	26,850,893
3.625%	05/25/27		9,825	10,187,963
4.250%	09/14/23		14,820	15,686,011
4.625%	09/14/25		11,795	12,868,058
4.875%	06/14/29	(a)	1,205	1,357,784
Entergy Louisiana LLC,
Collateral Trust
4.200%	09/01/48		21,560	24,912,190
4.200%	04/01/50		15,580	17,983,426
Entergy Mississippi LLC,
First Mortgage
3.850%	06/01/49		3,195	3,475,777
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	(a)	18,180	18,540,066
4.500%	03/30/39		15,760	18,158,158
Evergy Kansas Central, Inc.,
First Mortgage
4.100%	04/01/43		3,000	3,331,972
4.125%	03/01/42		3,010	3,342,652
4.250%	12/01/45		4,365	5,006,211
4.625%	09/01/43		2,780	3,201,414
Sr. Sec’d. Notes
3.250%	09/01/49		12,685	12,454,198
Evergy Metro, Inc.,
General Ref. Mortgage
4.125%	04/01/49		1,220	1,387,636
Mortgage
4.200%	03/15/48		4,330	4,958,984
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28		4,660	4,812,213
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46	(a)	5,390	6,047,799
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.600%	06/15/42	(a)	7,902	8,843,912
5.750%	10/01/41		10,000	11,495,001
6.250%	10/01/39		10,000	12,015,785
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
4.850%	07/15/47		12,250	14,423,538
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		15,283	19,123,847

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Florida Power & Light Co.,
First Mortgage
3.150%	10/01/49		21,545	$21,617,409
3.250%	06/01/24		3,575	3,738,671
3.700%	12/01/47		3,870	4,233,526
3.950%	03/01/48		16,395	18,642,891
3.990%	03/01/49		19,700	22,632,494
4.050%	10/01/44	(a)	7,550	8,668,315
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26		4,737	4,829,689
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42		2,803	3,069,309
Sr. Unsec’d. Notes, Series 10-C
4.750%	09/01/40		1,900	2,150,348
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29		9,290	9,164,949
Idaho Power Co.,
First Mortgage
4.200%	03/01/48		6,300	6,968,454
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series K
4.550%	03/15/46		7,235	8,453,065
Indianapolis Power & Light Co.,
First Mortgage, 144A
4.700%	09/01/45		13,200	15,406,121
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
4.700%	10/15/43	(a)	675	759,725
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.250%	06/30/26		10,295	10,580,027
5.300%	07/01/43		1,000	1,231,024
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		1,000	1,088,805
Kansas Gas & Electric Co.,
First Mortgage, 144A
4.300%	07/15/44		2,000	2,189,294
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45		960	1,105,672
4.650%	11/15/43		675	785,738
Louisville Gas & Electric Co.,
First Mortgage
4.375%	10/01/45		9,500	10,834,529
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.000%	04/15/25		10,000	10,504,730
4.300%	01/15/29		6,315	7,068,188
MidAmerican Energy Co.,
First Mortgage
3.650%	04/15/29		12,000	13,111,834
3.650%	08/01/48		22,370	24,007,089
4.250%	05/01/46		4,500	5,235,026
4.250%	07/15/49	(a)	10,200	12,206,249

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
MidAmerican Energy Co., (continued)
4.400%	10/15/44		16,080	$18,915,541
4.800%	09/15/43		2,900	3,556,651
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		2,575	2,753,352
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29		8,350	9,024,870
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	(a)	7,320	7,663,700
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26		8,110	8,373,914
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.150%	04/01/24	(a)	8,075	8,366,417
3.625%	06/15/23		1,325	1,378,648
Northern States Power Co.,
First Mortgage
2.900%	03/01/50	(a)	1,900	1,809,509
3.400%	08/15/42		8,450	8,744,664
3.600%	05/15/46		17,056	18,178,762
3.600%	09/15/47		11,350	12,121,345
4.000%	08/15/45		4,830	5,433,651
4.125%	05/15/44		8,520	9,646,111
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		2,000	2,175,396
7.250%	05/15/26		6,200	6,773,521
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38		2,722	4,222,239
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.000%	12/15/44		9,000	9,406,425
4.150%	04/01/47		3,655	4,005,736
4.550%	03/15/44		1,325	1,491,477
PacifiCorp,
First Mortgage
4.150%	02/15/50		26,800	30,694,940
PECO Energy Co.,
First Mortgage
3.000%	09/15/49	(a)	5,155	4,925,266
3.700%	09/15/47		3,840	4,123,873
3.900%	03/01/48	(a)	9,385	10,412,426
First Ref. Mortgage
4.800%	10/15/43		1,575	1,872,164
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		17,260	17,706,079
3.600%	06/01/29		10,000	10,571,495
PPL Capital Funding, Inc.,
Gtd. Notes
4.700%	06/01/43		800	891,387
5.000%	03/15/44		5,865	6,763,468

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
PPL Electric Utilities Corp.,
First Mortgage
3.000%	10/01/49		5,515	$5,224,958
3.950%	06/01/47		4,460	4,917,744
4.125%	06/15/44		4,450	4,969,172
6.250%	05/15/39		500	697,944
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31		23,950	32,699,099
7.750%	03/01/31		8,824	12,345,422
Public Service Co. of Colorado,
First Mortgage
3.550%	06/15/46		9,880	10,074,725
3.700%	06/15/28		2,000	2,177,895
4.100%	06/15/48		4,735	5,435,772
4.300%	03/15/44		165	192,126
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.750%	03/15/24		2,900	3,067,052
4.000%	06/01/44		2,000	2,177,068
First Ref. Mortgage, MTN
3.950%	05/01/42		2,000	2,216,558
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25		16,900	17,442,344
Puget Sound Energy, Inc.,
Sr. Sec’d. Notes
3.250%	09/15/49	(a)	22,510	22,327,519
4.434%	11/15/41		1,787	2,010,325
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27		6,375	6,570,803
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48		37,545	41,235,724
5.350%	05/15/35		6,997	8,146,544
5.350%	05/15/40		773	929,894
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27		14,765	15,215,343
3.400%	02/01/28		21,790	22,587,565
Southern California Edison Co.,
First Ref. Mortgage
3.900%	03/15/43		5,000	5,085,292
4.000%	04/01/47		28,115	29,506,500
4.050%	03/15/42		2,600	2,684,355
4.650%	10/01/43		950	1,070,965
First Ref. Mortgage, Series C
3.600%	02/01/45		4,330	4,237,268
4.125%	03/01/48		15,150	16,174,547
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36		17,050	18,366,692
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47		4,470	4,702,052
4.500%	08/15/41		550	631,175

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.350%	05/15/44		7,325	$8,339,437
4.450%	06/15/49		13,580	16,044,056
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		1,997	2,709,642
Tri-State Generation & Transmission Association, Inc.,
First Mortgage
4.250%	06/01/46		11,770	12,567,171
Union Electric Co.,
Sr. Sec’d. Notes
3.650%	04/15/45		9,175	9,668,003
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43		1,399	1,531,723
4.450%	02/15/44	(a)	3,835	4,459,422
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27	(a)	7,920	8,448,858
3.800%	04/01/28		1,530	1,662,985
Sr. Unsec’d. Notes, Series B
3.800%	09/15/47	(a)	23,150	24,922,158
4.200%	05/15/45		8,500	9,634,754
Sr. Unsec’d. Notes, Series C
4.000%	11/15/46		1,900	2,097,308
Sr. Unsec’d. Notes, Series D
4.650%	08/15/43	(a)	2,000	2,403,296
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		5,525	5,617,685
3.700%	01/30/27		24,065	23,906,958
4.300%	07/15/29		6,970	7,081,658
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
4.250%	06/01/44		3,850	4,254,514
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
4.752%	11/01/44		5,000	6,091,838
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/26		5,145	5,373,535

				1,900,598,163

Electronics — 0.2%
Fortive Corp.,
Sr. Unsec’d. Notes
4.300%	06/15/46	(a)	13,160	13,600,156
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		2,500	2,718,608
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
3.500%	02/03/22		8,100	8,331,402
7.125%	10/01/37		8,475	12,437,161

				37,087,327

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26		5,007	$5,236,511

Entertainment — 0.0%
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		375	382,200

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27		7,965	8,436,815

Foods — 3.6%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes
6.875%	05/01/29		509	670,663
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48	(a)	48,012	55,615,937
J.M. Smucker Co. (The),
Sr. Unsec’d. Notes
4.375%	03/15/45	(a)	3,800	4,153,221
Koninklijke Ahold Delhaize NV (Netherlands),
Gtd. Notes
5.700%	10/01/40		7,739	9,522,540
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		3,370	3,363,003
4.000%	06/15/23		14,420	15,173,980
4.375%	06/01/46		34,021	33,452,751
4.625%	01/30/29	(a)	7,890	8,665,705
5.000%	07/15/35	(a)	28,690	31,864,501
5.000%	06/04/42		1,000	1,068,662
5.200%	07/15/45	(a)	33,974	36,941,398
6.500%	02/09/40		3,950	4,788,765
6.750%	03/15/32		13,633	17,154,120
Gtd. Notes, 144A
3.750%	04/01/30	(a)	5,000	5,152,754
4.625%	10/01/39		3,500	3,638,691
4.875%	10/01/49		24,800	26,062,948
7.125%	08/01/39		5,165	6,631,962
Kroger Co. (The),
Sr. Unsec’d. Notes
3.875%	10/15/46		5,820	5,664,994
4.450%	02/01/47	(a)	8,000	8,476,132
4.500%	01/15/29	(a)	4,140	4,655,533
4.650%	01/15/48	(a)	30,190	32,936,578
5.000%	04/15/42		1,150	1,275,559
5.150%	08/01/43	(a)	450	509,233
5.400%	01/15/49	(a)	15,215	18,483,036
Sr. Unsec’d. Notes, Series B
7.700%	06/01/29		4,400	5,903,226
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		22,980	25,731,192
4.125%	04/01/54	(a)	11,735	13,263,307
4.200%	04/01/59		10,575	11,974,614

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
Nestle Holdings, Inc.,
Gtd. Notes, 144A
3.900%	09/24/38		75,000	$84,613,523
Sysco Corp.,
Gtd. Notes
3.750%	10/01/25		7,600	8,161,849
4.500%	04/01/46		4,255	4,881,968
4.850%	10/01/45		1,585	1,899,822
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.550%	06/02/27		12,390	13,140,509
4.000%	03/01/26		3,180	3,445,668
4.550%	06/02/47	(a)	4,660	5,327,113
5.100%	09/28/48	(a)	61,305	76,877,575
5.150%	08/15/44		1,075	1,306,697

				592,449,729

Forest Products & Paper — 0.5%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.250%	06/01/28		2,960	3,892,153
International Paper Co.,
Sr. Unsec’d. Notes
4.350%	08/15/48	(a)	3,445	3,657,104
4.800%	06/15/44		28,560	31,318,945
5.150%	05/15/46		1,726	1,980,315
6.000%	11/15/41	(a)	22,149	27,575,772
7.300%	11/15/39		2,080	2,875,597
8.700%	06/15/38		7,104	10,397,700

				81,697,586

Gas — 1.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/49		15,400	15,587,286
4.125%	10/15/44	(a)	5,120	5,787,632
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.100%	09/01/47		2,610	2,738,251
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44	(a)	915	1,017,396
NiSource, Inc.,
Sr. Unsec’d. Notes
4.375%	05/15/47		15,000	16,623,545
4.800%	02/15/44		10,310	11,921,207
5.650%	02/01/45	(a)	3,000	3,811,253
ONE Gas, Inc.,
Sr. Unsec’d. Notes
4.500%	11/01/48	(a)	14,125	16,875,650
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		12,500	13,358,496
4.650%	08/01/43		5,960	6,735,918
Southern California Gas Co.,
First Mortgage
4.450%	03/15/44		2,500	2,808,506

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (continued)
Southern California Gas Co., (continued)
First Mortgage, Series UU
4.125%	06/01/48		9,445	$10,477,052
First Mortgage, Series VV
4.300%	01/15/49		12,650	14,405,527
First Mortgage, Series WW
3.950%	02/15/50		24,720	26,901,220
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.250%	06/15/26	(a)	9,414	9,704,668
3.950%	10/01/46		5,520	5,689,469
4.400%	06/01/43		750	817,365
4.400%	05/30/47		27,369	30,166,315
Southwest Gas Corp.,
Sr. Unsec’d. Notes
4.875%	10/01/43		5,000	5,810,146

				201,236,902

Healthcare-Products — 1.5%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.875%	09/15/25		26,030	28,345,171
4.900%	11/30/46		2,390	3,126,919
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.750%	03/01/26		9,780	10,484,133
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR 44,100	46,812,004
1.800%	09/18/49		EUR 7,500	8,139,141
Koninklijke Philips NV (Netherlands),
Sr. Unsec’d. Notes
5.000%	03/15/42		9,216	11,138,487
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR 2,800	3,445,806
2.250%	03/07/39		EUR 4,120	5,254,717
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35		4,695	5,545,054
4.625%	03/15/45		1	1,254
Stryker Corp.,
Sr. Unsec’d. Notes
4.625%	03/15/46	(a)	6,405	7,695,039
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/27		21,853	22,851,785
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR 32,150	34,089,897
1.875%	10/01/49		EUR 45,875	47,723,868
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	04/01/25	(a)	5,000	5,270,773

				239,924,048

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 2.9%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.829%	08/15/28		7,005	$7,721,962
4.272%	08/15/48		8,950	10,169,481
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	11/15/42		1,865	1,901,962
Allina Health System,
Unsec’d. Notes
4.805%	11/15/45		4,465	5,142,291
Anthem, Inc.,
Sr. Unsec’d. Notes
3.650%	12/01/27		6,550	6,923,803
3.700%	09/15/49		18,970	18,858,092
4.101%	03/01/28		4,075	4,426,073
4.625%	05/15/42		2,600	2,913,396
4.650%	01/15/43		1,000	1,128,964
4.850%	08/15/54		510	565,332
5.100%	01/15/44		720	851,536
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		17,310	19,362,945
Unsec’d. Notes
4.847%	11/15/53		2,672	3,368,537
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46		24,330	26,230,462
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	12/15/29		6,685	7,039,889
Children’s Hospital Corp. (The),
Gtd. Notes
4.115%	01/01/47		6,650	7,478,358
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B
4.178%	08/01/48		12,000	13,182,080
Duke University Health System, Inc.,
Sr. Unsec’d. Notes
3.920%	06/01/47		4,635	5,218,184
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	1,650	1,826,004
5.875%	05/01/23		750	828,020
5.875%	02/01/29	(a)	5,400	6,241,822
Sr. Sec’d. Notes
5.000%	03/15/24		29,115	31,826,924
5.250%	04/15/25		3,500	3,919,963
5.250%	06/15/49		32,430	36,213,006
5.500%	06/15/47		10,000	11,447,492
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	(a)	21,125	23,647,303
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		18,105	20,637,774
4.875%	04/01/42		1,000	1,216,637

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
4.700%	02/01/45	(a)	12,050	$13,487,710
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52		2,390	2,713,744
New York and Presbyterian Hospital (The),
Unsec’d. Notes
3.954%	08/01/2119		2,225	2,218,950
4.024%	08/01/45		6,529	7,232,294
4.063%	08/01/56		2,850	3,128,620
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	(a)	12,075	13,728,062
4.784%	07/01/44		7,305	8,632,993
Sr. Sec’d. Notes
5.750%	07/01/43		700	927,001
Orlando Health Obligated Group,
Unsec’d. Notes
4.089%	10/01/48	(a)	2,208	2,406,473
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30		10,560	10,570,034
3.450%	06/01/26		4,715	4,957,016
4.250%	04/01/24		1,400	1,499,495
4.700%	03/30/45		7,800	8,690,872
5.750%	01/30/40		1,251	1,447,924
6.950%	07/01/37		1,704	2,175,184
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes
3.949%	07/01/46		8,850	9,419,162
Unsec’d. Notes
3.477%	07/01/49		1,745	1,711,606
Southern Baptist Hospital of Florida, Inc.,
Sec’d. Notes
4.857%	07/15/45		4,275	5,117,506
Sutter Health,
Unsec’d. Notes
3.695%	08/15/28		2,400	2,559,025
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55		5,400	6,226,522
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/15/25		5,320	5,743,396
3.850%	06/15/28	(a)	14,150	15,559,036
3.950%	10/15/42		2,060	2,257,310
4.250%	04/15/47		13,715	15,721,858
4.250%	06/15/48		13,790	15,929,690
4.450%	12/15/48		2,000	2,384,025
4.625%	11/15/41		4,601	5,470,173
4.750%	07/15/45		6,845	8,401,319
5.800%	03/15/36		3,945	5,228,453
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48		6,480	7,774,021

				473,607,766

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
4.750%	02/15/23		8,500	$9,063,566
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25	(a)	915	999,590

				10,063,156

Home Furnishings — 0.0%
Whirlpool Corp.,
Sr. Unsec’d. Notes, MTN
4.850%	06/15/21		700	726,275

Household Products/Wares — 0.6%
Kimberly-Clark de Mexico SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
3.250%	03/12/25		28,175	27,928,930
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.375%	06/24/22		44,150	44,419,460
2.750%	06/26/24		21,245	21,643,962
SC Johnson & Son, Inc.,
Sr. Unsec’d. Notes, 144A
4.000%	05/15/43		425	448,654

				94,441,006

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
3.850%	04/01/23		4,019	4,177,201
4.000%	06/15/22	(a)	885	910,133

				5,087,334

Insurance — 1.7%
Allstate Corp. (The),
Sub. Notes, Series B
5.750%(ff)	08/15/53		800	861,175
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		2,700	2,901,937
4.375%	01/15/55		7,500	8,225,513
4.500%	07/16/44		13,035	15,000,108
4.800%	07/10/45		5,000	5,989,556
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26		3,435	3,789,503
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		8,532	10,431,354
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/49		10,530	12,508,559
4.300%	05/15/43		2,250	2,603,035
4.400%	05/15/42		645	762,027
CNA Financial Corp.,
Sr. Unsec’d. Notes
4.500%	03/01/26		27,363	30,041,385

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
4.868%	06/01/44		14,360	$16,067,506
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		180	184,938
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	(a)	32,036	33,544,833
4.250%	06/15/23		1,243	1,319,853
4.500%	06/15/49		2,210	2,505,408
4.569%	02/01/29		10,467	11,754,548
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		4,385	5,700,325
7.000%	06/15/40	(a)	6,248	8,923,680
Markel Corp.,
Sr. Unsec’d. Notes
3.500%	11/01/27		5,000	5,169,029
4.150%	09/17/50		8,815	9,079,019
4.300%	11/01/47		4,479	4,650,136
5.000%	03/30/43		100	109,812
5.000%	04/05/46		3,270	3,782,290
5.000%	05/20/49		18,590	21,602,979
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69		6,880	7,901,130
Progressive Corp. (The),
Jr. Sub. Notes, Series B
5.375%(ff)	—	(rr)	4,000	4,189,153
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		1,700	2,271,088
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		26,445	30,041,122
4.900%	09/15/44		350	431,238
Unum Group,
Sr. Unsec’d. Notes
7.250%	03/15/28		2,707	3,363,291
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.750%	08/01/44		2,675	3,002,235
XLIT Ltd. (Bermuda),
Gtd. Notes
5.250%	12/15/43		2,962	3,800,558

				272,508,323

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/48	(a)	2,500	2,837,981

Lodging — 0.2%
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22		2,500	2,695,210

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (continued)
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/34		13,500	$14,853,622
Sr. Unsec’d. Notes, Series R
3.125%	06/15/26		22,630	23,445,300

				40,994,132

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
6.050%	08/15/36		2,200	3,004,848

Machinery-Diversified — 0.4%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
4.200%	09/15/28		5,985	6,551,446
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28		46,281	50,884,807
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		3,000	3,143,906

				60,580,159

Media — 4.7%
Belo Corp.,
Gtd. Notes
7.250%	09/15/27		150	170,713
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		26,750	28,229,340
5.375%	04/01/38	(a)	13,155	15,009,622
5.375%	05/01/47		56,457	63,456,402
5.750%	04/01/48		70,587	82,468,449
6.384%	10/23/35		21,503	27,141,354
6.484%	10/23/45		10,574	13,199,409
6.834%	10/23/55		10,596	13,625,302
Comcast Corp.,
Gtd. Notes
3.150%	03/01/26		6,030	6,317,959
3.250%	11/01/39		54,500	55,310,572
3.300%	02/01/27		3,245	3,430,530
3.400%	07/15/46	(a)	12,867	13,042,925
3.450%	02/01/50		54,000	55,222,559
3.900%	03/01/38		18,880	20,926,716
3.969%	11/01/47		13,145	14,478,602
3.999%	11/01/49		4,598	5,099,779
4.000%	03/01/48	(a)	5,843	6,476,279
4.049%	11/01/52		6,355	7,124,289
4.200%	08/15/34		10,000	11,496,515
4.250%	01/15/33		6,090	7,043,701
4.600%	10/15/38		27,660	32,939,069
4.600%	08/15/45		31,348	37,556,185
4.700%	10/15/48		20,520	25,262,469
4.950%	10/15/58		15,300	19,866,381
6.450%	03/15/37		8,200	11,567,361

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26		6,000	$6,356,012
Discovery Communications LLC,
Gtd. Notes
3.950%	06/15/25		3,800	4,062,911
4.125%	05/15/29	(a)	17,100	18,450,357
4.950%	05/15/42		2,935	3,246,768
5.000%	09/20/37		3,891	4,399,368
5.200%	09/20/47		5,000	5,815,901
5.300%	05/15/49	(a)	35,722	42,242,885
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
5.000%	05/13/45		600	625,579
6.125%	01/31/46	(a)	5,424	6,539,013
TEGNA, Inc.,
Gtd. Notes
5.125%	07/15/20		1,034	1,036,818
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		3,050	3,403,289
5.875%	11/15/40		7,590	8,823,164
6.550%	05/01/37		2,785	3,444,489
6.750%	06/15/39		4,700	5,963,728
ViacomCBS, Inc.,
Gtd. Notes
2.900%	01/15/27	(a)	2,615	2,619,013
Jr. Sub. Notes
6.250%(ff)	02/28/57	(a)	2,835	3,135,178
Sr. Unsec’d. Notes
4.375%	03/15/43		8,820	9,323,911
5.250%	04/01/44		28,591	33,196,746
5.850%	09/01/43		4,455	5,588,632
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		1,100	1,161,992
Gtd. Notes, 144A
5.375%	06/15/24	(a)	4,600	5,058,348
Walt Disney Co. (The),
Gtd. Notes
5.400%	10/01/43		9,675	13,181,908
6.400%	12/15/35		3,687	5,264,987
7.700%	10/30/25	(a)	1,129	1,448,603

				770,852,082

Mining — 1.4%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42	(a)	2,805	3,363,908
6.450%	10/15/35	(a)	5,000	6,495,270
Barrick International Barbados Corp. (Canada),
Gtd. Notes, 144A
6.350%	10/15/36		15,000	19,172,023
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	(a)	8,800	10,857,860
5.750%	05/01/43		6,750	8,630,524

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (continued)
Barrick North America Finance LLC (Canada), (continued)
7.500%	09/15/38		10,946	$15,142,448
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39		16,386	20,784,406
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.875%	02/24/22		935	952,395
Gtd. Notes, 144A
6.250%(ff)	10/19/75		1,215	1,249,959
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27		31,087	32,535,984
5.950%	03/15/24	(a)	8,220	9,159,173
6.875%	09/01/41		6,250	7,210,715
Newmont Goldcorp Corp.,
Gtd. Notes
3.625%	06/09/21		4,085	4,156,124
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
5.200%	11/02/40		860	1,125,146
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes
4.125%	08/21/42	(a)	6,395	7,317,070
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		10,177	13,594,156
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
5.200%	03/01/42	(a)	3,060	3,161,872
5.400%	02/01/43		38,580	40,694,767
6.000%	08/15/40		6,976	7,764,209
6.125%	10/01/35		3,600	4,222,162
6.250%	07/15/41	(a)	8,344	9,561,894
WMC Finance USA Ltd. (Australia),
Gtd. Notes
6.250%	05/15/33		2,000	2,611,816
Yamana Gold, Inc. (Brazil),
Gtd. Notes
4.625%	12/15/27		5,811	6,042,292

				235,806,173

Miscellaneous Manufacturing — 0.3%
Actuant Corp.,
Gtd. Notes
5.625%	06/15/22		1,000	1,007,660
General Electric Co.,
Sr. Unsec’d. Notes
4.125%	10/09/42		274	283,667
Hillenbrand, Inc.,
Gtd. Notes
4.500%	09/15/26		11,200	11,721,541
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
3.250%	06/14/29	(a)	4,175	4,350,381

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
3.300%	09/15/46		10,185	$10,360,825
4.400%	05/27/45	(a)	8,260	9,922,992
Textron, Inc.,
Sr. Unsec’d. Notes
4.000%	03/15/26		9,045	9,633,779

				47,280,845

Office/Business Equipment — 0.2%
Xerox Corp.,
Sr. Unsec’d. Notes
4.125%	03/15/23	(a)	27,618	28,656,931

Oil & Gas — 5.2%
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40		15,688	15,910,093
5.250%	02/01/42		7,500	7,804,894
BP Capital Markets America, Inc.,
Gtd. Notes
3.790%	02/06/24		10,135	10,777,782
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.119%	05/04/26		18,820	19,605,671
Burlington Resources LLC,
Gtd. Notes
7.200%	08/15/31	(a)	2,285	3,234,748
7.400%	12/01/31		2,700	3,873,547
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38	(a)	17,670	22,932,649
6.450%	06/30/33		2,000	2,561,016
6.500%	02/15/37		1,870	2,435,935
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)	5,000	5,288,881
5.250%	06/15/37		34,690	38,308,840
5.400%	06/15/47		30,762	35,755,574
6.750%	11/15/39		12,200	15,504,437
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28		22,650	24,672,772
4.850%	08/15/48		4,900	5,663,826
4.875%	10/01/47	(a)	11,835	13,687,379
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39		1,426	2,072,449
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34		847	947,187
4.300%	11/15/44	(a)	3,330	3,905,509
4.950%	03/15/26	(a)	14,705	16,899,797
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		3,300	4,484,328

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	(a)	3,525	$3,646,930
4.500%	04/15/23		1,500	1,571,865
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45		11,351	13,178,604
5.600%	07/15/41		21,825	26,570,404
Encana Corp. (Canada),
Gtd. Notes
6.500%	08/15/34	(a)	18,163	21,399,935
6.500%	02/01/38		1,875	2,200,673
7.375%	11/01/31		1,000	1,223,373
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23		1,635	1,725,110
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35	(a)	5,533	6,139,885
Equinor ASA (Norway),
Gtd. Notes
3.950%	05/15/43		2,796	3,109,728
Sr. Unsec’d. Notes
7.750%	06/15/23		1,200	1,418,778
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.440%	08/16/29	(a)	3,600	3,620,785
3.567%	03/06/45		4,370	4,685,851
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25		8,000	8,727,366
Hess Corp.,
Sr. Unsec’d. Notes
5.800%	04/01/47	(a)	6,560	8,030,439
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	04/15/24		13,133	13,863,042
6.800%	09/15/37		5,435	6,969,843
Marathon Oil Corp.,
Sr. Unsec’d. Notes
3.850%	06/01/25		5,000	5,279,994
4.400%	07/15/27	(a)	21,000	22,833,920
5.200%	06/01/45	(a)	3,400	3,947,485
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		10,000	10,499,601
5.000%	09/15/54		9,375	10,168,373
5.125%	12/15/26		13,890	15,738,818
5.850%	12/15/45		3,110	3,541,141
6.500%	03/01/41		1,515	1,964,339
Newfield Exploration Co.,
Gtd. Notes
5.375%	01/01/26	(a)	6,500	7,045,761
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/24		500	529,070
5.050%	11/15/44		3,313	3,679,761

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Noble Energy, Inc., (continued)
5.250%	11/15/43		12,315	$13,875,994
6.000%	03/01/41	(a)	12,630	15,151,487
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/48	(a)	1,935	1,919,662
4.264%(s)	10/10/36		110,612	55,582,778
4.400%	04/15/46		32,065	32,496,330
4.500%	07/15/44		5,000	5,029,143
6.200%	03/15/40		14,766	17,609,682
6.450%	09/15/36		24,652	30,196,223
7.500%	05/01/31		4,290	5,583,024
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.999%	01/27/28	(a)	5,000	5,706,329
6.900%	03/19/49	(a)	6,005	7,051,307
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.350%	02/12/28	(a)	6,575	6,536,945
6.350%	02/12/48		2,025	1,954,367
Gtd. Notes, 144A
6.490%	01/23/27		1,385	1,477,030
7.690%	01/23/50		12,200	13,319,874
Phillips 66,
Gtd. Notes
4.650%	11/15/34		3,500	4,114,653
4.875%	11/15/44	(a)	9,900	11,908,276
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
4.450%	01/15/26		20,925	22,905,144
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	10,000	8,601,341
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	(a)	10,000	10,573,548
4.000%	05/10/46	(a)	3,000	3,403,485
4.375%	05/11/45		8,430	10,029,025
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	11/15/47		7,280	7,947,628
5.950%	12/01/34		1,000	1,302,458
6.500%	06/15/38		3,900	5,417,648
Total Capital International SA (France),
Gtd. Notes
2.829%	01/10/30	(a)	23,745	24,378,048
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.000%	04/01/29		5,029	5,420,833
4.350%	06/01/28		37,246	40,920,940

				840,051,390

Oil & Gas Services — 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47	(a)	9,810	10,075,265

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Cameron International Corp.,
Gtd. Notes
5.125%	12/15/43		2,000	$2,186,328
7.000%	07/15/38		4,000	5,380,420
Halliburton Co.,
Sr. Unsec’d. Notes
4.750%	08/01/43	(a)	9,350	10,351,406
5.000%	11/15/45	(a)	1,835	2,089,401
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		18,479	19,646,049
4.000%	12/21/25	(a)	1,210	1,303,809

				51,032,678

Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	(a)	975	1,028,542
Packaging Corp. of America,
Sr. Unsec’d. Notes
4.500%	11/01/23		3,059	3,284,235
WestRock MWV LLC,
Gtd. Notes
7.550%	03/01/47		4,109	5,623,898
7.950%	02/15/31	(a)	7,987	11,003,527
WRKCo, Inc.,
Gtd. Notes
4.900%	03/15/29	(a)	11,000	12,507,741

				33,447,943

Pharmaceuticals — 7.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.300%	05/14/36	(a)	2,500	2,745,234
4.400%	11/06/42		950	1,025,320
4.450%	05/14/46	(a)	28,910	31,115,126
4.500%	05/14/35		14,945	16,783,332
4.700%	05/14/45		46,155	51,527,070
4.875%	11/14/48		12,407	14,275,558
Sr. Unsec’d. Notes, 144A
4.050%	11/21/39	(a)	106,680	111,803,865
4.250%	11/21/49	(a)	69,350	73,383,538
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35		42,638	45,997,182
Allergan Sales LLC,
Gtd. Notes, 144A
4.875%	02/15/21		3,975	4,066,167
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
4.300%	12/15/47		10,340	10,691,413
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.500%	06/25/21		4,000	4,073,151
3.600%	07/15/42		1,000	862,297
4.700%	07/15/64		3,246	3,134,275

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
3.000%	10/08/21			11,380	$11,535,227
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
6.000%	05/15/39			2,500	3,058,387
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.400%	07/26/29	(a)		16,835	18,015,761
4.125%	06/15/39	(a)		4,895	5,632,684
4.250%	10/26/49			15,745	18,663,415
4.350%	11/15/47			22,307	26,436,881
4.550%	02/20/48	(a)		38,305	46,697,882
4.625%	05/15/44	(a)		6,837	8,257,342
5.000%	08/15/45	(a)		8,675	11,099,704
5.250%	08/15/43			21,964	28,047,467
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	(a)		1,500	1,566,304
4.600%	03/15/43			2,700	2,685,760
4.900%	09/15/45			20,000	20,815,015
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28			25,005	27,741,646
4.900%	12/15/48			27,425	32,721,430
Gtd. Notes, 144A
3.400%	03/01/27			17,240	17,891,931
4.500%	02/25/26			16,905	18,586,046
4.800%	07/15/46			19,480	22,487,298
5.375%	02/15/42			3,650	4,189,695
CVS Health Corp.,
Sr. Unsec’d. Notes
2.875%	06/01/26			11,045	11,204,659
3.250%	08/15/29	(a)		77,910	79,399,528
3.375%	08/12/24			1,150	1,196,950
3.700%	03/09/23			4,350	4,529,090
3.875%	07/20/25			1,178	1,255,514
4.300%	03/25/28			14,390	15,731,163
4.780%	03/25/38			40,326	45,763,846
5.050%	03/25/48	(a)		32,332	38,267,899
5.125%	07/20/45			43,765	51,722,397
5.300%	12/05/43			20,115	24,089,988
Eli Lilly & Co.,
Sr. Unsec’d. Notes
1.700%	11/01/49		EUR	12,000	13,379,159
3.950%	03/15/49	(a)		5,135	5,920,854
4.150%	03/15/59			40,430	47,498,254
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
3.875%	05/15/28	(a)		11,490	12,670,857
Johnson & Johnson,
Sr. Unsec’d. Notes
3.400%	01/15/38			4,365	4,673,639
3.500%	01/15/48	(a)		15,275	16,664,894
3.625%	03/03/37			8,185	9,023,037
4.375%	12/05/33			4,000	4,770,878

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22		6,200	$6,261,121
4.750%	05/30/29		4,700	5,253,468
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25	(a)	3,175	3,485,740
Merck & Co., Inc.,
Sr. Unsec’d. Notes
3.400%	03/07/29		5,595	6,055,848
Mylan NV,
Gtd. Notes
5.250%	06/15/46		14,995	16,698,535
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		31,101	34,646,791
5.400%	11/29/43	(a)	4,169	4,549,821
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.000%	11/20/45	(a)	4,625	5,355,550
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.100%	09/15/38		4,970	5,679,745
4.400%	05/15/44		6,410	7,639,990
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21		21,060	21,178,426
2.875%	09/23/23		56,605	57,708,522
3.200%	09/23/26		4,755	4,896,238
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
4.000%	11/26/21		4,645	4,800,645
4.400%	11/26/23		19,390	20,828,009
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21	(a)	4,353	4,221,976

				1,294,636,434

Pipelines — 5.9%
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27	(a)	20,000	19,293,741
Colonial Pipeline Co.,
Sr. Unsec’d. Notes, 144A
4.250%	04/15/48	(a)	8,381	9,403,897
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29		6,975	7,247,253
5.375%	07/15/25	(a)	27,350	29,753,537
5.600%	04/01/44	(a)	5,579	5,422,005
8.125%	08/16/30		1,000	1,226,659
Gtd. Notes, 144A
6.450%	11/03/36		10,766	11,317,914
Energy Transfer Operating LP,
Gtd. Notes
4.200%	04/15/27	(a)	5,000	5,232,251
4.900%	03/15/35	(a)	1,905	1,988,811

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer Operating LP, (continued)
5.150%	02/01/43		4,450	$4,549,881
5.150%	03/15/45		6,080	6,376,604
5.300%	04/15/47		2,500	2,666,197
5.800%	06/15/38		19,814	22,455,018
6.000%	06/15/48		9,155	10,656,219
6.125%	12/15/45		24,984	28,906,779
6.250%	04/15/49		43,065	52,041,637
7.500%	07/01/38		11,000	14,141,255
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.450%	06/01/47		4,900	3,969,056
5.600%	04/01/44		1,651	1,337,741
Enterprise Products Operating LLC,
Gtd. Notes
4.150%	10/16/28		6,750	7,457,329
4.200%	01/31/50	(a)	6,690	7,207,235
4.250%	02/15/48		5,400	5,822,807
4.800%	02/01/49		16,498	19,409,416
4.850%	08/15/42		1,990	2,301,605
4.850%	03/15/44		5,775	6,683,443
4.900%	05/15/46		34,397	40,287,279
4.950%	10/15/54		3,110	3,574,823
5.100%	02/15/45		6,532	7,809,734
5.375%(ff)	02/15/78		7,380	7,324,241
6.125%	10/15/39		3,937	5,153,551
Gtd. Notes, Series D
4.875%(ff)	08/16/77	(a)	7,490	7,408,457
6.875%	03/01/33		55	74,734
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.000%	08/01/24		7,000	6,792,174
4.750%	07/15/23		22,160	22,231,269
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
5.950%	10/15/45		19,904	23,341,161
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42		6,190	6,527,470
5.000%	08/15/42		2,010	2,193,042
5.000%	03/01/43		1,176	1,284,022
5.400%	09/01/44		878	1,004,908
6.500%	04/01/20		6,175	6,239,478
6.500%	02/01/37	(a)	1,500	1,871,644
6.500%	09/01/39		5,545	6,989,484
6.550%	09/15/40		4,370	5,515,919
Kinder Morgan, Inc.,
Gtd. Notes
5.050%	02/15/46		3,459	3,861,704
5.200%	03/01/48	(a)	220	254,723
5.550%	06/01/45	(a)	4,080	4,871,030
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50		8,740	8,968,013
4.200%	03/15/45		2,630	2,631,752
4.250%	09/15/46		4,300	4,598,647
4.850%	02/01/49	(a)	25,700	29,763,271

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Magellan Midstream Partners LP, (continued)
5.150%	10/15/43		5,820	$6,802,924
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A
3.900%	04/01/24		8,625	9,069,782
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		5,016	5,243,088
4.500%	04/15/38		11,785	11,992,126
4.700%	04/15/48		50,615	51,395,535
4.875%	12/01/24		1,566	1,701,878
4.900%	04/15/58	(a)	9,705	9,907,034
5.200%	03/01/47	(a)	2,690	2,900,458
5.500%	02/15/49	(a)	21,915	24,791,225
Sr. Unsec’d. Notes, 144A
5.200%	12/01/47		7,590	8,137,484
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27		8,392	8,929,742
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41		1,325	1,585,240
6.200%	09/15/43		18,615	23,138,719
6.850%	10/15/37	(a)	1,742	2,226,236
ONEOK, Inc.,
Gtd. Notes
3.400%	09/01/29		4,595	4,665,371
4.000%	07/13/27		1,500	1,591,038
4.450%	09/01/49		17,085	17,656,933
4.550%	07/15/28		15,725	17,269,869
4.950%	07/13/47		26,348	28,813,232
5.200%	07/15/48		24,560	27,946,849
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26		11,680	12,211,206
4.680%	02/15/45		500	538,618
4.900%	10/01/46		6,500	7,289,256
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29		4,215	4,154,972
3.650%	06/01/22		1,261	1,294,681
4.900%	02/15/45		2,944	2,928,058
5.150%	06/01/42	(a)	19,516	19,693,852
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
4.800%	03/15/47		1,250	1,412,005
Spectra Energy Partners LP,
Gtd. Notes
5.950%	09/25/43		525	658,914
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.350%	05/15/45		2,875	3,069,909
5.400%	10/01/47		29,625	32,101,831
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
5.400%	08/15/41		1,560	1,819,363

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		4,925	$4,961,408
4.000%	07/01/22		1,700	1,746,648
5.300%	03/01/48		11,885	10,311,087
5.450%	04/01/44		3,175	2,796,311
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22		2,389	2,449,738
3.700%	01/15/23		5,375	5,560,016
3.750%	06/15/27	(a)	17,760	18,520,815
4.300%	03/04/24		9,900	10,558,492
4.850%	03/01/48	(a)	13,780	15,090,390
4.900%	01/15/45		9,062	9,763,276
5.100%	09/15/45	(a)	4,464	4,950,088
5.400%	03/04/44		14,950	16,787,956
5.750%	06/24/44	(a)	7,350	8,659,382
5.800%	11/15/43		3,434	4,065,147

				966,599,002

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.875%	03/20/27		4,600	4,931,260

Real Estate Investment Trusts (REITs) — 1.4%
Brandywine Operating Partnership LP,
Gtd. Notes
4.550%	10/01/29		1,265	1,377,193
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		4,850	5,074,286
3.850%	02/01/25		5,300	5,568,420
3.875%	08/15/22		3,372	3,511,722
3.900%	03/15/27		14,465	15,163,190
4.125%	05/15/29		4,149	4,454,490
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22		8,073	8,558,142
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/25		25,936	27,921,904
4.200%	03/01/24		2,630	2,808,233
4.250%	11/15/23		2,815	3,000,801
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
3.150%	05/15/23		12,826	12,696,720
4.500%	04/18/22		4,311	4,349,628
Office Properties Income Trust,
Sr. Unsec’d. Notes
4.150%	02/01/22	(a)	8,250	8,447,493
Realty Income Corp.,
Sr. Unsec’d. Notes
3.875%	07/15/24		400	426,363
Service Properties Trust,
Sr. Unsec’d. Notes
4.350%	10/01/24	(a)	10,000	10,290,749

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25		3,719	$3,840,252
4.700%	06/01/27		2,020	2,196,300
Ventas Realty LP,
Gtd. Notes
4.000%	03/01/28		11,554	12,359,869
4.400%	01/15/29	(a)	17,246	18,970,387
Welltower, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/30	(a)	7,500	7,597,371
4.000%	06/01/25		22,715	24,472,909
4.250%	04/01/26		3,915	4,263,370
4.250%	04/15/28		14,270	15,643,911
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
4.625%	09/15/23		5,000	5,382,421
7.375%	03/15/32	(a)	14,156	19,592,314
8.500%	01/15/25		3,500	4,428,970

				232,397,408

Retail — 2.5%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
3.550%	07/26/27		20,000	20,671,907
4.500%	07/26/47	(a)	15,758	16,818,157
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29		22,460	24,064,614
Bed Bath & Beyond, Inc.,
Sr. Unsec’d. Notes
5.165%	08/01/44		6,800	4,931,991
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24	(a)	17,675	18,681,829
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	(a)	5,000	5,342,341
4.200%	05/15/28		44,165	47,390,696
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.500%	09/15/56	(a)	1,105	1,155,431
3.900%	06/15/47		20,500	23,162,489
4.200%	04/01/43		5,422	6,268,717
4.250%	04/01/46		9,395	11,047,593
4.400%	03/15/45		15,945	19,028,618
5.875%	12/16/36		8,382	11,547,923
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22		8,575	9,048,232
5.625%	10/15/23	(a)	977	1,052,176
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/46		9,060	9,220,319
4.250%	09/15/44		4,490	4,855,507
4.375%	09/15/45		6,035	6,692,406

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23	(a)	3,412	$3,395,252
3.875%	01/15/22		814	830,751
4.300%	02/15/43		8,994	7,180,528
5.125%	01/15/42	(a)	1,875	1,719,698
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.450%	03/01/47		14,400	16,484,631
4.600%	05/26/45		5,325	6,176,414
4.875%	12/09/45	(a)	17,900	21,618,193
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.900%	06/01/29		7,745	8,456,744
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	4,500	4,709,293
Target Corp.,
Sr. Unsec’d. Notes
3.625%	04/15/46	(a)	14,935	16,303,018
Walmart, Inc.,
Sr. Unsec’d. Notes
3.250%	07/08/29		11,565	12,426,010
3.700%	06/26/28		21,660	23,860,471
4.050%	06/29/48	(a)	30,950	36,669,061

				400,811,010

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.363%(ff)	08/01/24		1,765	1,868,561
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23	(a)	8,235	8,458,537

				10,327,098

Semiconductors — 0.9%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
5.100%	10/01/35		10,265	12,888,039
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		18,350	19,047,360
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21		21,620	21,879,243
3.125%	10/15/22		16,620	16,943,861
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21		3,500	3,575,533
4.333%	06/01/23	(a)	26,200	27,671,921
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/01/21		6,186	6,341,168
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
4.300%	05/20/47	(a)	27,299	31,210,489

				139,557,614

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
3.483%	12/01/27			3,440	$3,602,644

Software — 2.2%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.750%	05/21/23		EUR	25,000	28,621,444
Fiserv, Inc.,
Sr. Unsec’d. Notes
0.375%	07/01/23		EUR	23,075	26,060,731
Microsoft Corp.,
Sr. Unsec’d. Notes
3.700%	08/08/46			36,755	41,433,942
3.750%	02/12/45			6,500	7,367,305
3.950%	08/08/56	(a)		55,401	65,275,815
4.000%	02/12/55			13,525	15,974,113
4.450%	11/03/45			9,049	11,317,149
4.500%	02/06/57			35,011	45,259,611
Oracle Corp.,
Sr. Unsec’d. Notes
3.800%	11/15/37			21,055	22,988,458
3.900%	05/15/35			7,366	8,230,085
4.000%	07/15/46			30,190	33,464,401
4.125%	05/15/45			1,300	1,464,914
4.300%	07/08/34	(a)		12,200	14,246,036
4.375%	05/15/55			30,959	36,628,979

					358,332,983

Telecommunications — 4.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.950%	01/15/25			3,085	3,302,350
4.350%	06/15/45			54,699	58,862,323
4.500%	05/15/35	(a)		22,285	24,819,768
4.500%	03/09/48	(a)		2,949	3,259,242
4.550%	03/09/49			43,111	47,788,048
4.650%	06/01/44			19,400	21,305,719
4.800%	06/15/44			16,235	18,487,145
4.850%	03/01/39	(a)		17,730	20,453,528
4.900%	06/15/42			2,700	3,077,574
5.150%	03/15/42			14,670	17,205,267
5.150%	11/15/46	(a)		3,985	4,762,697
5.150%	02/15/50	(a)		59,918	72,337,422
5.250%	03/01/37	(a)		34,020	40,649,768
5.350%	09/01/40			25,693	30,927,036
5.350%	12/15/43			5,020	5,901,596
5.450%	03/01/47	(a)		12,522	15,476,845
6.000%	08/15/40			9,530	12,247,952
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30			1,675	2,579,949
Corning, Inc.,
Sr. Unsec’d. Notes
5.450%	11/15/79			10,520	11,594,335
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30			1,000	1,466,714

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
3.750%	05/15/22		3,934	$4,061,852
4.600%	05/23/29	(a)	27,700	30,473,857
5.500%	09/01/44	(a)	7,454	8,262,991
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21		5,000	5,381,299
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		17,500	17,674,456
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24	(a)	8,786	9,478,301
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.400%	11/01/34		677	786,514
4.500%	08/10/33		37,325	43,602,948
4.522%	09/15/48		66,076	78,960,591
4.862%	08/21/46		10,803	13,392,233
5.012%	04/15/49		87,717	112,046,748
5.250%	03/16/37		31,986	40,085,195

				780,712,263

Transportation — 1.7%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42		8,705	10,084,283
4.400%	03/15/42		10,600	12,267,827
4.450%	03/15/43		11,312	13,211,762
4.550%	09/01/44		2,455	2,922,348
4.700%	09/01/45		6,575	8,007,372
5.150%	09/01/43		4,633	5,895,561
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
4.500%	11/07/43		2,000	2,366,692
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
4.800%	09/15/35		3,970	4,723,137
5.750%	03/15/33		1,775	2,224,173
6.125%	09/15/2115		14,400	21,095,763
CSX Corp.,
Sr. Unsec’d. Notes
2.600%	11/01/26	(a)	5,890	5,979,893
3.350%	11/01/25		10,250	10,871,629
4.250%	11/01/66		14,175	15,114,858
4.500%	08/01/54		10,400	11,929,239
4.650%	03/01/68		5,672	6,475,873
4.750%	05/30/42		5,000	5,871,978
5.500%	04/15/41		1,682	2,118,070
6.150%	05/01/37		1,000	1,327,004
6.220%	04/30/40		531	721,427
FedEx Corp.,
Gtd. Notes
3.100%	08/05/29	(a)	8,000	7,992,177
4.050%	02/15/48	(a)	26,350	25,253,214

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (continued)
FedEx Corp., (continued)
4.100%	04/15/43		825	$804,576
4.500%	02/01/65	(a)	2,115	1,965,998
4.550%	04/01/46		6,975	7,174,588
4.750%	11/15/45		2,925	3,099,199
5.100%	01/15/44		5,844	6,445,790
Kansas City Southern,
Gtd. Notes
4.300%	05/15/43		2,680	2,918,830
4.950%	08/15/45		10,000	11,843,941
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.942%	11/01/47		3,667	3,930,295
3.950%	10/01/42	(a)	1,140	1,221,656
4.050%	08/15/52	(a)	1,585	1,737,220
4.650%	01/15/46		700	827,470
4.800%	08/15/43		852	968,513
4.837%	10/01/41		1,080	1,273,109
5.590%	05/17/25		3,000	3,461,245
6.000%	05/23/2111		1,210	1,622,717
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.875%	02/01/55		4,805	5,010,742
3.950%	08/15/59	(a)	5,100	5,331,485
4.050%	11/15/45		6,460	6,992,925
4.050%	03/01/46	(a)	11,000	11,952,502
4.250%	04/15/43		275	303,787
4.300%	06/15/42		1,125	1,252,170
4.300%	03/01/49	(a)	3,625	4,169,165
4.375%	11/15/65		1,800	1,967,791
Sr. Unsec’d. Notes, 144A
3.839%	03/20/60		9,422	9,542,603

				272,272,597

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	08/01/23		20,000	21,099,794
4.200%	04/01/27		7,820	8,345,180

				29,444,974

Water — 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/47		7,370	7,745,271
Aquarion Co.,
Sr. Unsec’d. Notes, 144A
4.000%	08/15/24		5,000	5,263,930

				13,009,201

TOTAL CORPORATE BONDS (cost $13,415,153,244)				14,576,373,706

MUNICIPAL BONDS — 1.7%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49		7,300	11,115,637

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
Los Angeles Department of Water,
Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,050	$1,372,014
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
6.574%	07/01/45	3,595	5,625,204
6.603%	07/01/50	8,000	12,793,920
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	815	1,245,043
7.350%	11/01/39	1,635	2,490,236
7.500%	04/01/34	1,200	1,811,088
7.625%	03/01/40	1,480	2,359,268

			38,812,410

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority,
Revenue Bonds, Series A
4.814%	10/01/2114	5,000	6,422,950

Illinois — 0.2%
Chicago O’Hare International Airport,
Revenue Bonds, Series C
4.472%	01/01/49	5,300	6,348,287
4.572%	01/01/54	17,500	21,317,625
Illinois State Toll Highway Authority,
Revenue Bonds, BABs, Series B
5.851%	12/01/34	600	790,494

			28,456,406

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri,
Revenue Bonds, Series A
3.652%	08/15/57	19,000	20,361,920
Missouri Highway & Transportation Commission,
Revenue Bonds, BABs
5.445%	05/01/33	325	389,629

			20,751,549

New Jersey — 0.3%
New Jersey Turnpike Authority,
Revenue Bonds, BABs, Series A
7.102%	01/01/41	29,125	44,562,124
Revenue Bonds, BABs, Series F
7.414%	01/01/40	5,940	9,320,573

			53,882,697

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds, BABs
5.767%	08/01/36	1,150	1,415,926
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%	11/01/40	500	666,520

			2,082,446

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Ohio — 0.1%
Ohio State University (The),
Revenue Bonds, Series A
4.048%	12/01/56		6,089	$7,039,919
4.800%	06/01/2111		1,300	1,652,456

				8,692,375

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39		7,575	10,162,090
University of Pittsburgh-of the Commonwealth System of Higher Education,
Revenue Bonds
3.555%	09/15/2119		5,575	5,406,969

				15,569,059

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58		20,541	21,785,990

South Carolina — 0.0%
South Carolina Public Service Authority,
Revenue Bonds, Series C
5.784%	12/01/41		1,000	1,277,190

Texas — 0.4%
North Texas Tollway Authority,
Revenue Bonds, BABs, Series B
6.718%	01/01/49		5,410	8,485,315
Permanent University Fund — University of Texas System,
Revenue Bonds, Series A
3.376%	07/01/47		25,225	26,543,258
Texas Private Activity Bond Surface Transportation Corp.,
Revenue Bonds, Series B
3.922%	12/31/49		22,905	23,065,106
University of Texas System (The),
Revenue Bonds, Series A
3.852%	08/15/46		8,075	9,209,699

				67,303,378

Virginia — 0.1%
University of Virginia,
Revenue Bonds, Series C
4.179%	09/01/2117		10,570	12,345,126

TOTAL MUNICIPAL BONDS (cost $247,999,595)				277,381,576

SOVEREIGN BOND — 0.1%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.950%	01/11/23		23,800	24,188,987

(cost $23,784,564)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bonds
2.250%	08/15/49	(h)(k)	1,270	1,231,900

(cost $1,267,447)

	Shares	Value

PREFERRED STOCKS — 0.1%
Capital Markets — 0.0%
State Street Corp., 5.350%	335,000	$9,336,450

Electric Utilities — 0.1%
SCE Trust V, 5.450%	565,000	13,938,550

TOTAL PREFERRED STOCKS (cost $22,500,000)		23,275,000

TOTAL LONG-TERM INVESTMENTS (cost $14,790,878,767)		16,016,648,723

SHORT-TERM INVESTMENTS — 5.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	110,784,240	110,784,240
PGIM Institutional Money Market Fund (cost $836,007,159; includes $834,619,461 of cash collateral for securities on loan)(b)(w)	835,898,060	836,065,239

TOTAL SHORT-TERM INVESTMENTS (cost $946,791,399)		946,849,479

TOTAL INVESTMENTS — 104.0% (cost $15,737,670,166)		16,963,498,202
Liabilities in excess of other assets(z) — (4.0)%		(658,518,204)

NET ASSETS — 100.0%		$16,304,979,998

Below is a list of the abbreviation(s) used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	Annual payment frequency for swaps
BABs	Build America Bonds
CLO	Collateralized Loan Obligation
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over-the-counter
Q	Quarterly payment frequency for swaps
REITs	Real Estate Investment Trust
EUR	Euro
USD	US Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $814,947,287; cash collateral of $834,619,461 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,215	2 Year U.S. Treasury Notes	Mar. 2020	$477,332,500	$(125,036)
2,999	10 Year U.S. Treasury Notes	Mar. 2020	385,137,218	(1,809,684)
43	10 Year U.S. Ultra Treasury Notes	Mar. 2020	6,050,235	(72,171)
2,074	20 Year U.S. Treasury Bonds	Mar. 2020	323,349,563	(6,768,611)

				(8,775,502)

Short Positions:
297	5 Year Euro-Bobl	Mar. 2020	44,518,153	254,192
15	5 Year U.S. Treasury Notes	Mar. 2020	1,779,141	6,490
1,724	10 Year Euro-Bund	Mar. 2020	329,695,403	4,365,049
3,512	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	637,976,750	18,275,358
23	Euro Schatz Index	Mar. 2020	2,887,048	1,013

				22,902,102

				$14,126,600

Forward foreign currency exchange contract outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contract:
Euro,
Expiring 01/09/20	BNP Paribas S.A.	EUR 191,284	$212,120,981	$214,683,028	$—	$(2,562,047)

Currency swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays		Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
20,495	3 Month LIBOR(Q)	EUR 18,000	0.641%	(A)	Citibank, N.A.	12/10/28	$(1,071,610)	$—	$(1,071,610)

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(1,071,610)

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$14,503,000	$687,730

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$89,686,592	$—
Commercial Mortgage-Backed Securities	—	1,024,510,962	—
Corporate Bonds	—	14,576,373,706	—
Municipal Bonds	—	277,381,576	—
Sovereign Bond	—	24,188,987	—
U.S. Treasury Obligation	—	1,231,900	—
Preferred Stocks	23,275,000	—	—
Affiliated Mutual Funds	946,849,479	—	—

Total	$970,124,479	$15,993,373,723	$—

Other Financial Instruments*
Assets
Futures Contracts	$22,902,102	$—	$—

Liabilities
Futures Contracts	$(8,775,502)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(2,562,047)	—
OTC Currency Swap Agreement	—	(1,071,610)	—

Total	$(8,775,502)	$(3,633,657)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Electric	11.7%
Banks	9.8
Pharmaceuticals	7.9
Commercial Mortgage-Backed Securities	6.3
Pipelines	5.9
Affiliated Mutual Funds (5.1% represents investments purchased with collateral from securities on loan)	5.8
Oil & Gas	5.2
Telecommunications	4.8
Media	4.7
Foods	3.6

Chemicals	3.1%
Healthcare-Services	2.9
Beverages	2.5
Retail	2.5
Software	2.2
Auto Manufacturers	2.0
Municipal Bonds	1.7
Insurance	1.7
Transportation	1.7
Healthcare-Products	1.5
Mining	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Real Estate Investment Trusts (REITs)	1.4%
Commercial Services	1.4
Gas	1.2
Building Materials	1.0
Airlines	0.9
Agriculture	0.9
Semiconductors	0.9
Aerospace & Defense	0.9
Computers	0.8
Biotechnology	0.8
Diversified Financial Services	0.6
Household Products/Wares	0.6
Collateralized Loan Obligations	0.6
Forest Products & Paper	0.5
Machinery-Diversified	0.4
Oil & Gas Services	0.3
Miscellaneous Manufacturing	0.3
Lodging	0.2
Electronics	0.2
Packaging & Containers	0.2
Trucking & Leasing	0.2
Office/Business Equipment	0.2
Sovereign Bond	0.1
Auto Parts & Equipment	0.1

Electric Utilities	0.1%
Water	0.1
Savings & Loans	0.1
Home Builders	0.1
Capital Markets	0.0	*
Environmental Control	0.0	*
Engineering & Construction	0.0	*
Housewares	0.0	*
Distribution/Wholesale	0.0	*
Real Estate	0.0	*
Shipbuilding	0.0	*
Machinery-Construction & Mining	0.0	*
Iron/Steel	0.0	*
U.S. Treasury Obligation	0.0	*
Home Furnishings	0.0	*
Entertainment	0.0	*

	104.0
Liabilities in excess of other assets	(4.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—		Unrealized depreciation on OTC forward foreign currency exchange contracts	$2,562,047
Interest rate contracts	Due from/to broker — variation margin futures	22,902,102	*	Due from/to broker — variation margin futures	8,775,502	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	1,071,610

		$22,902,102			$12,409,159

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$1,395,140	$—
Interest rate contracts	2,319,336	—	386,427

Total	$2,319,336	$1,395,140	$386,427

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$(2,356,516)	$—
Interest rate contracts	9,836,363	—	(884,366)

Total	$9,836,363	$(2,356,516)	$(884,366)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$1,062,016,963	$844,735,212	$33,618,715

	Forward Foreign Currency Exchange Contracts—Sold(2)
	$130,168,733

	Currency Swap Agreements(1)
	$20,494,800

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$814,947,287	$(814,947,287)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP Paribas S.A.	$—	$(2,562,047)	$(2,562,047)	$2,343,548	$(218,499)
Citibank, N.A.	—	(1,071,610)	(1,071,610)	923,733	(147,877)

	$—	$(3,633,657)	$(3,633,657)	$3,267,281	$(366,376)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $814,947,287:
Unaffiliated investments (cost $14,790,878,767)	$16,016,648,723
Affiliated investments (cost $946,791,399)	946,849,479
Cash segregated for counterparty—OTC	2,716,733
Foreign currency, at value (cost $936)	937
Dividends and interest receivable	158,478,695
Deposit with broker for centrally cleared/exchange-traded derivatives	14,503,000
Receivable for Portfolio shares sold	5,871,996
Due from broker-variation margin futures	3,137,620
Receivable for investments sold	2,462,331
Prepaid expenses and other assets	246,631

Total Assets	17,150,916,145

LIABILITIES
Payable to broker for collateral for securities on loan	834,619,461
Payable for investments purchased	2,803,633
Management fee payable	2,613,524
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,562,047
Accrued expenses and other liabilities	1,593,902
Unrealized depreciation on OTC swap agreements	1,071,610
Distribution fee payable	671,613
Affiliated transfer agent fee payable	357

Total Liabilities	845,936,147

NET ASSETS	$16,304,979,998

Net assets were comprised of:
Partners’ Equity	$16,304,979,998

Net asset value and redemption price per share, $16,304,979,998 / 1,178,794,583 outstanding shares of beneficial interest	$13.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$566,865,864
Affiliated dividend income	2,464,046
Unaffiliated dividend income	1,217,763
Income from securities lending, net (including affiliated income of $1,130,650)	1,137,216

Total income	571,684,889

EXPENSES
Management fee	65,938,980
Distribution fee	35,039,815
Custodian and accounting fees	829,805
Trustees’ fees	171,970
Legal fees and expenses	59,418
Audit fee	48,200
Shareholders’ reports	23,783
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	192,157

Total expenses	102,311,135

NET INVESTMENT INCOME (LOSS)	469,373,754

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $21,476)	141,102,586
Futures transactions	2,319,336
Forward currency contract transactions	1,395,140
Swap agreements transactions	386,427
Foreign currency transactions	61,531

145,265,020

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $77,605)	1,691,093,343
Futures	9,836,363
Forward currency contracts	(2,356,516)
Swap agreements	(884,366)
Foreign currencies	98,274

1,697,787,098

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,843,052,118

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,312,425,872

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$469,373,754	$368,236,192
Net realized gain (loss) on investment and foreign currency transactions	145,265,020	(29,088,115)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,697,787,098	(906,848,171)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,312,425,872	(567,700,094)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [217,656,939 and 157,383,984 shares, respectively]	2,800,096,348	1,847,275,037
Portfolio shares repurchased [3,788,165 and 2,566,996 shares, respectively]	(49,925,604)	(30,221,581)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,750,170,744	1,817,053,456

TOTAL INCREASE (DECREASE)	5,062,596,616	1,249,353,362
NET ASSETS:
Beginning of year	11,242,383,382	9,993,030,020

End of year	$16,304,979,998	$11,242,383,382

SEE NOTES TO FINANCIAL STATEMENTS.

A31

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”). The Portfolio is a diversified portfolio.

The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of the Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolio primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolio may also be sold directly to certain qualified retirement plans.

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining

B1

data from an approved independent third-party vendor source. The Portfolio utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolio utilizes the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolio’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolio’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

B2

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio entered into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements:    The Portfolio entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap

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agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Currency Swaps:  The Portfolio entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements:  The Trust, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives.Amaster netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Portfolio, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolio has not met conditions under such agreements which give the counterparty the right to call for an early termination.

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Forward currency contracts, short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    The Portfolio purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolio lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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2.	Agreements

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged PGIM, Inc. to serve as subadviser for the Portfolio through its PGIM Fixed Income unit (a wholly-owned subsidiary of PGIM, Inc.).

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Multi-Sector Fixed Income*	0.5325% first $300 million;	0.47%
	0.5225% on next $200 million;
	0.5125% on next $250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $2.75 billion;
	0.4625% on next $4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $5 billion;
	0.3825% in excess of $20 billion

*	Management fees are calculated based on an aggregation of net assets with AST Prudential Corporate Bond Portfolio.

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of the Portfolio. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PGIM Investments, PAD and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolio may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolio’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

B6

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures. For the reporting period ended December 31, 2019 no such transactions were entered into by the Portfolio.

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$6,358,060,155	$3,109,468,135

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$236,386,830	$2,312,786,566	$2,438,389,156	$—	$—	$110,784,240	110,784,240	$2,464,046

PGIM Institutional Money Market Fund*
152,744,152	2,316,841,974	1,633,619,968	77,605	21,476	836,065,239	835,898,060	1,130,650	**

$389,130,982	$4,629,628,540	$4,072,009,124	$77,605	$21,476	$946,849,479		$3,594,696

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolio’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

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6.	Borrowings

The Trust, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 — 10/1/2020	10/4/2018 — 10/2/2019
Total Commitment	$900 million	$900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolio did not utilize the SCA during the year ended December 31, 2019.

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolio with a par value of $0.001 per share. As of December 31, 2019, the Portfolio only offers a single share class to investors.

As of December 31, 2019, all shares of the Portfolio were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Multi-Sector Fixed Income	2	100%

8.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolio’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolio for redemption before it matures and the Portfolio may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolio. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolio’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

B8

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk. The Portfolio may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolio’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk:    The Portfolio may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolio are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

B9

Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.65	$12.34	$11.35	$10.42	$10.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.44	0.42	0.40	0.38	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	(1.11)	0.59	0.55	(0.70)

Total from investment operations	2.18	(0.69)	0.99	0.93	(0.33)

Net Asset Value, end of year	$13.83	$11.65	$12.34	$11.35	$10.42

Total Return(b)	18.71%	(5.59)%	8.72%	8.93%	(3.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$16,305	$11,242	$9,993	$7,923	$4,662
Average net assets (in millions)	$14,016	$10,301	$8,906	$6,579	$3,690
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.73%	0.74%	0.75%	0.76%	0.77%
Expenses before waivers and/or expense reimbursement	0.73%	0.74%	0.75%	0.76%	0.77%
Net investment income (loss)	3.35%	3.57%	3.36%	3.38%	3.45%
Portfolio turnover rate(d)	43%	36%	48%	62%	72%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF AST MULTI-SECTOR FIXED INCOME PORTFOLIO AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AST Multi-Sector Fixed Income Portfolio, a portfolio of Advanced Series Trust, (the Portfolio), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 12, 2020

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia-Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016-June 2019 ; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019 ) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

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Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

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Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

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The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2020 Prudential Financial, Inc. and its related entities PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Government Money Market Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President, Advanced Series Trust

January 31, 2020

Advanced Series Trust Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Advanced Series Trust Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST Government Money Market Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Year	10 Year
Portfolio	0.01%	1.69%	0.66%	0.34%
Lipper US Govt. Money Market Average	N/A	1.64	0.66	0.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2019, the AST Government Money Market Portfolio returned 1.69%. The Portfolio outperformed the Lipper US Govt. Money Market Average.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

The Fed is one of several developed market central banks that will likely remain on hold through much, if not all, of 2020. Yet the Fed’s ongoing initiatives in 2020 — including its significant Treasury bill purchases and series of repurchase agreement operations — have shaped some of PGIM Fixed Income’s opportunistic positions in the new year.

Taxable government money market funds continued to see large flows in 2019 ($256 billion net flow). This was primarily driven by a flat yield curve in the US as more money moved to the front, or short-term, end of the curve in an effort to reduce duration risk and credit risk without giving up much yield. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.) For instance, as of December 31, 2019, the average taxable government money market fund yielded 1.64%, which compared favorably to the Bloomberg Barclays US Aggregate Bond Index, which yielded 2.31% and had 5.87 years of duration on that date. The three-month LIBOR (London Interbank Offered Rate) ended 2019 at 1.91%. (Source: Morningstar, as of December 31, 2019.)

*

Source: iMoneyNet, Inc. based on 97 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/31/2019.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1

AST Government Money Market Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

For the first half of 2019, the Fed remained stable and, with the markets pricing in multiple rate cuts, the Portfolio’s weighted average maturity (WAM) lengthened, getting longer than the peer group average. At the same time, the Portfolio’s weighted average life (WAL) extended through floating rate securities versus peers in anticipation of expected lower future interest rates. As the anticipated Fed rate cuts were implemented three times in the second half of 2019, the Portfolio’s WAM remained stable into the July rate cut and lengthened slightly ahead of the October cut. The Portfolio’s WAL shortened after the October cut but remained longer versus its peers as it became clear the Fed was reaching the end of its easing cycle.

Throughout 2019, the Portfolio took advantage of wider floating rate spreads and increased its position in LIBOR floaters. Floaters are bonds or other types of debt with coupon rates that change along with short-term interest rates.

Additionally, to take advantage of changing relative value between sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the period.

Presentation of Portfolio Holdings — unaudited

AST Government Money Market Portfolio (As of 12/31/2019)
Ten Largest Holdings	Interest Rate	Maturity Date	(% of Net Assets	)
U.S. Treasury Bills	1.539%	01/07/2020	3.2%
Federal Home Loan Bank	1.599%	01/30/2020	3.2%
Federal Home Loan Bank	1.595%	03/06/2020	3.2%
U.S. Treasury Bills	1.562%	02/13/2020	2.5%
Federal Home Loan Mortgage Corp.	1.560%	07/10/2020	2.3%
Federal Home Loan Bank	1.560%	05/22/2020	2.1%
Federal Home Loan Mortgage Corp.	1.540%	02/12/2020	2.1%
Federal Home Loan Bank	1.589%	02/03/2020	1.9%
Federal Home Loan Bank	1.576%	02/14/2020	1.9%
Bank of America Securities, Inc.	1.570%	01/02/2020	1.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average.

Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Government Money	Actual	$1,000.00	$1,007.40	0.58%	$2.93
Market Portfolio	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENT(m) — 1.7%
Bank of America Securities, Inc., 1.570%, dated 12/31/19, due 01/02/20 in the amount of $12,718,109 (amortized cost $12,717,000)		12,717	$12,717,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 90.3%
Federal Farm Credit Bank, Secured Overnight Financing Rate+ 0.030% (Cap N/A, Floor 0.000%)
1.570%(c)	02/06/20	1,750	1,749,983
Federal Farm Credit Bank, US Federal Funds Effective Rate+ 0.030% (Cap N/A, Floor 0.000%)
1.580%(c)	07/28/20	7,500	7,500,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.080)% (Cap N/A, Floor 0.000%)
1.638%(c)	05/11/20	3,000	2,998,835
Federal Farm Credit Bank, 1 Month LIBOR + (0.050)% (Cap N/A, Floor 0.000%)
1.644%(c)	02/04/20	8,000	8,000,000
1.660%(c)	01/08/20	10,000	10,000,000
1.735%(c)	07/21/20	8,837	8,837,199
1.755%(c)	05/29/20	7,000	6,998,560
Federal Farm Credit Bank, 1 Month LIBOR + (0.040)% (Cap N/A, Floor 0.000%)
1.673%(c)	02/06/20	8,000	7,999,922
Federal Farm Credit Bank, 1 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)
1.710%(c)	07/09/20	7,000	6,999,823
1.740%(c)	04/14/20	11,000	11,000,000
1.745%(c)	05/18/20	7,000	6,999,801
1.764%(c)	06/19/20	2,175	2,175,031
1.792%(c)	06/25/20	11,690	11,689,448
1.792%(c)	09/25/20	6,000	5,999,274
Federal Farm Credit Bank, 1 Month LIBOR + (0.010)% (Cap N/A, Floor 0.000%)
1.730%(c)	01/16/20	11,000	11,000,001
Federal Farm Credit Bank, 1 Month LIBOR + (0.070)% (Cap N/A, Floor 0.000%)
1.735%(c)	01/28/20	11,000	11,000,000
Federal Farm Credit Bank, 1 Month LIBOR + 0.010% (Cap N/A, Floor 0.000%)
1.746%(c)	08/12/20	8,000	7,999,750
1.790%(c)	08/24/20	1,590	1,590,017
Federal Farm Credit Bank, 1 Month LIBOR + (0.045)% (Cap N/A, Floor 0.000%)
1.747%(c)	02/25/20	8,000	8,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.025)% (Cap N/A, Floor 0.000%)
1.755%(c)	01/24/20	11,000	11,000,055
Federal Farm Credit Bank, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.000%)
1.765%(c)	02/10/20	6,500	6,500,523
1.835%(c)	02/21/20	5,000	5,000,468
Federal Farm Credit Bank, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.000%)
1.902%(c)	03/25/21	7,500	7,498,789
Federal Farm Credit Bank
2.034%(n)	02/20/20	4,000	3,988,833

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.010% (Cap N/A, Floor 0.000%)
1.550%(c)	01/24/20	9,000	$9,000,000
Federal Home Loan Bank
1.551%(n)	02/05/20	9,000	8,986,481
1.554%(n)	01/06/20	9,000	8,998,063
1.559%(n)	01/13/20	8,000	7,995,853
1.565%(n)	01/23/20	5,000	4,995,233
1.574%(n)	02/07/20	5,000	4,991,932
1.575%(n)	02/19/20	10,000	9,978,644
1.576%(n)	02/14/20	14,000	13,973,128
1.577%(n)	02/21/20	10,000	9,977,744
1.579%(n)	01/17/20	3,900	3,897,270
1.579%(n)	02/10/20	2,000	1,996,500
1.579%(n)	02/18/20	4,588	4,578,365
1.588%(n)	01/29/20	11,000	10,986,448
1.589%(n)	02/03/20	14,000	13,979,659
1.589%(n)	02/13/20	6,800	6,787,126
1.591%(n)	03/20/20	7,000	6,975,653
1.595%(n)	02/04/20	5,000	4,992,492
1.595%(n)	03/06/20	23,000	22,934,061
1.599%(n)	01/30/20	23,000	22,970,448
1.602%(n)	02/26/20	7,000	6,982,621
1.604%(n)	01/22/20	5,750	5,744,633
1.604%(n)	02/28/20	10,000	9,974,255
1.620%	03/02/20	10,000	9,999,861
1.685%(n)	01/03/20	1,700	1,699,841
1.690%	04/15/20	9,000	8,999,669
1.690%	07/14/20	6,750	6,750,000
1.750%	08/26/20	7,000	6,999,928
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.020%
1.560%(c)	05/22/20	15,000	15,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.025% (Cap N/A, Floor 0.000%)
1.565%(c)	04/22/20	7,000	6,998,908
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.030% (Cap N/A, Floor 0.000%)
1.570%(c)	03/06/20	7,000	7,000,000
1.570%(c)	07/17/20	2,000	2,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.035% (Cap N/A, Floor 0.000%)
1.575%(c)	05/08/20	10,000	9,999,614
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.040% (Cap N/A, Floor 0.000%)
1.580%(c)	08/25/20	5,500	5,500,333
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.045% (Cap N/A, Floor 0.000%)
1.585%(c)	01/17/20	5,000	5,000,000
1.585%(c)	09/28/20	1,000	1,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.050% (Cap N/A, Floor 0.000%)
1.590%(c)	01/17/20	1,000	1,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.060% (Cap N/A, Floor 0.000%)
1.600%(c)	05/06/20	8,500	8,500,000
Federal Home Loan Bank, US Treasury 3 Month Bill + 0.070%
1.621%(c)	01/30/20	3,500	3,499,779

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.110% (Cap N/A, Floor 0.000%)
1.650%(c)	06/10/20	2,000	$2,000,616
Federal Home Loan Bank, 1 Month LIBOR + (0.050)% (Cap N/A, Floor 0.000%)
1.654%(c)	06/05/20	10,000	10,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.120% (Cap N/A, Floor 0.000%)
1.660%(c)	10/07/20	3,000	3,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.055)% (Cap N/A, Floor 0.000%)
1.681%(c)	03/12/20	8,000	7,999,428
Federal Home Loan Bank, 1 Month LIBOR + (0.010)% (Cap N/A, Floor 0.000%)
1.700%(c)	01/07/20	7,000	7,000,140
1.770%(c)	04/24/20	7,000	7,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.030)% (Cap N/A, Floor 0.000%)
1.706%(c)	08/12/20	9,500	9,496,803
1.755%(c)	01/21/20	9,000	8,999,890
Federal Home Loan Bank, 3 Month LIBOR + (0.210)% (Cap N/A, Floor 0.000%)
1.718%(c)	06/22/20	11,000	10,994,613
Federal Home Loan Bank, 1 Month LIBOR + (0.065)% (Cap N/A, Floor 0.000%)
1.720%(c)	01/23/20	1,100	1,099,971
Federal Home Loan Bank, 3 Month LIBOR + (0.175)% (Cap N/A, Floor 0.000%)
1.729%(c)	05/08/20	5,500	5,498,806
Federal Home Loan Bank, 3 Month LIBOR + (0.120)% (Cap N/A, Floor 0.000%)
1.789%(c)	11/03/20	7,000	7,000,829
Federal Home Loan Bank, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.000%)
1.842%(c)	03/25/20	7,000	7,000,000
Federal Home Loan Bank, 3 Month LIBOR + 0.125% (Cap N/A, Floor 0.000%)
2.034%(c)	07/01/20	5,000	5,006,164
Federal Home Loan Mortgage Corp., Secured Overnight Financing Rate+ 0.000% (Cap N/A, Floor 0.000%)
1.540%(c)	02/12/20	15,000	15,000,000
Federal Home Loan Mortgage Corp., Secured Overnight Financing Rate+ 0.020% (Cap N/A, Floor 0.000%)
1.560%(c)	07/10/20	16,500	16,496,947
Federal Home Loan Mortgage Corp., Secured Overnight Financing Rate+ 0.025% (Cap N/A, Floor 0.000%)
1.565%(c)	05/22/20	7,000	6,999,293
Federal Home Loan Mortgage Corp., Secured Overnight Financing Rate+ 0.040% (Cap N/A, Floor 0.000%)
1.580%(c)	09/10/20	8,500	8,500,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
1.601%(n)	01/22/20	8,000	$7,992,547
1.606%(n)	02/26/20	7,000	6,982,578
1.645%(n)	01/09/20	7,000	6,997,449
1.652%(n)	03/18/20	7,000	6,975,446
Federal National Mortgage Assoc., Secured Overnight Financing Rate+ 0.060% (Cap N/A, Floor 0.000%)
1.600%(c)	07/30/20	3,000	3,000,000
Federal National Mortgage Assoc., Secured Overnight Financing Rate+ 0.160% (Cap N/A, Floor 0.000%)
1.700%(c)	01/30/20	6,000	6,000,663

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (amortized cost $651,213,037)			651,213,037

U.S. TREASURY OBLIGATIONS — 8.6%
U.S. Treasury Bills
1.400%(n)	01/09/20	10,000	9,996,889
1.539%(n)	01/07/20	23,000	22,994,113
1.562%(n)	02/13/20	18,000	17,966,541
1.595%(n)	01/28/20	4,000	3,995,227
1.674%(n)	04/09/20	7,000	6,968,045

TOTAL U.S. TREASURY OBLIGATIONS (amortized cost $61,920,815)			61,920,815

TOTAL INVESTMENTS — 100.6% (amortized cost $725,850,852)			725,850,852
Liabilities in excess of other assets — (0.6)%			(4,504,873)

NET ASSETS — 100.0%			$721,345,979

Below is a list of the abbreviation(s) used in the annual report:

FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(m)

Repurchase agreements are collateralized by a FHLMC (coupon rates 4.000%-4.500%, maturity dates 10/01/47-08/01/48), FNMA (coupon rates 3.000%-4.000%, maturity dates 12/01/34-04/01/49), and GNMA (coupon rates 3.420%-4.120%, maturity dates 06/15/59-07/15/61), with the aggregate value, including accrued interest, of $12,971,340.

(n)	Rate quoted represents yield to maturity as of purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Repurchase Agreement	$—	$12,717,000	$—
U.S. Government Agency Obligations	—	651,213,037	—
U.S. Treasury Obligations	—	61,920,815	—

Total	$—	$725,850,852	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	90.3%
U.S. Treasury Obligations	8.6
Repurchase Agreement	1.7

100.6
Liabilities in excess of other assets	(0.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	Bank of America Securities, Inc.	$12,717,000	$(12,717,000)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments, at amortized cost which approximates fair value:	$725,850,852
Cash	201
Interest receivable	694,488
Receivable for Portfolio shares sold	390,755
Prepaid expenses	5,095

Total Assets	726,941,391

LIABILITIES
Payable for Portfolio shares repurchased	5,456,414
Management fee payable	60,515
Accrued expenses and other liabilities	48,409
Distribution fee payable	29,717
Affiliated transfer agent fee payable	357

Total Liabilities	5,595,412

NET ASSETS	$721,345,979

Net assets were comprised of:
Partners’ Equity	$721,345,979

Net asset value and redemption price per share, $721,345,979 / 720,667,373 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
Interest income	$16,275,434

EXPENSES
Management fee	2,179,883
Distribution fee	1,816,496
Custodian and accounting fees	82,417
Audit fee	26,200
Trustees’ fees	17,990
Legal fees and expenses	14,560
Shareholders’ reports	9,847
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	34,457

Total expenses	4,188,858

NET INVESTMENT INCOME (LOSS)	12,086,576

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	85,076

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,171,652

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,086,576	$9,516,880
Net realized gain (loss) on investment transactions	85,076	5,183

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,171,652	9,522,063

DISTRIBUTIONS	(12,171,647)	(9,516,886)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [537,112,565 and 527,038,776 shares, respectively]	537,112,565	527,038,776
Portfolio shares issued in reinvestment of distributions [12,171,647 and 9,475,228 shares, respectively]	12,171,647	9,475,228
Portfolio shares repurchased [584,927,729 and 645,273,308 shares, respectively]	(584,927,729)	(645,273,308)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(35,643,517)	(108,759,304)

CAPITAL CONTRIBUTIONS	61	—

TOTAL INCREASE (DECREASE)	(35,643,451)	(108,754,127)
NET ASSETS:
Beginning of year	756,989,430	865,743,557

End of year	$721,345,979	$756,989,430

SEE NOTES TO FINANCIAL STATEMENTS.

A4

NOTES TO FINANCIAL STATEMENTS OF ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the AST Government Money Market Portfolio (the “Portfolio” or “Government Money Market”). The Portfolio is a diversified portfolio.

The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of the Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolio primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolio may also be sold directly to certain qualified retirement plans.

As a government money market fund, the Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”) and will not implement redemption gates and liquidity fees.

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolio consistently follows such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolio’s foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

The Portfolio’s securities of sufficient credit quality are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s

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financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 5% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s subadviser under the guidelines adopted by the Trustees. However, the liquidity of the Portfolio’s investments in restricted securities could be impaired if trading does not develop or declines.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements:    The Trust, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Delayed-Delivery Transactions:    The Portfolio purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification

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method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged PGIM, Inc. to serve as subadviser for the Portfolio through its PGIM Fixed Income unit (a wholly-owned subsidiary of PGIM, Inc.).

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

Portfolio	Management Fee	Net Effective Management Fee
Government Money Market	0.3000% first $3.25 billion;	0.30%
	0.2925% on next $2.75 billion;
	0.2625% on next $4 billion;
	0.2425% in excess of $10 billion

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of the Portfolio. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PGIM Investments, PAD and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

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The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures. For the reporting period ended December 31, 2019 no such transactions were entered into by the Portfolio.

In March 2019, the following Portfolio was reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for the affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Government Money Market	$61

4.	Tax Information

The Portfolio is treated as a partnership for federal income tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolio’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

5.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolio with a par value of $0.001 per share. As of December 31, 2019, the Portfolio offers only a single share class to investors.

As of December 31, 2019, all shares of the Portfolio were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Government Money Market	2	97%

6.	Risks of Investing in the Portfolio

The Portfolio’s risks include, but are not limited to, some or all of the risks discussed below:

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolio’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of an investment in the Portfolio will decline. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

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U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

7.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

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Financial Highlights

	AST Government Money Market Portfolio
	Year Ended December 31,
	2019		2018	2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.02		0.01	— (b)	—	(b)	—	(b)
Less Dividends and Distributions	(0.02)		(0.01)	— (b)	—		—
Capital Contributions	—	(b)(c)	—	—	—		—

Net Asset Value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return(d)	1.69	%(e)	1.30%	0.34%	—	%(f)	—	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$721		$757	$866	$997		$1,075
Average net assets (in millions)	$727		$744	$933	$1,084		$1,078
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.58%		0.57%	0.57%	0.45%		0.19%
Expenses before waivers and/or expense reimbursement	0.58%		0.59%	0.59%	0.59%		0.59%
Net investment income (loss)	1.66%		1.28%	0.33%	—	%(f)	—	%(f)

(a)	Calculated based on average shares outstanding during the year.

(b)	Less than $0.005 per share.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of AST Government Money Market Portfolio and Board of Trustees

Advanced Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AST Government Money Market Portfolio, a portfolio of Advanced Series Trust, (the Portfolio), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 12, 2020

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007- present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia- Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016-June 2019 ; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director ( 1989-2019 ) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

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Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

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Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

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The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2020 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-F

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,685,444 and $1,704,854 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2019, fees of $66,624 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended December 31, 2018, there are no fees to report.

For the fiscal year ended December 31, 2019 and December 31, 2018, $106,191 and $146,509 respectively, of fees for services rendered by KPMG in connection with matters relating to foreign tax reclaims and securities lending were paid by Prudential Financial, Inc. and/or its affiliates.

(c) Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(d) All Other Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 12, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 12, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 12, 2020

APPENDIX A –

AST AQR Emerging Markets Equity Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Cohen & Steers Global Realty Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Government Money Market Portfolio